UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08839

SPDR® SERIES TRUST

(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)
Ryan M. Louvar, Esq.
State Street Bank and Trust Company
One Lincoln Street/CPH0326
Boston, Massachusetts 02111
(Name and address of agent for service)
Copy to:
W. John McGuire, Esq.
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Ave., NW
Washington, DC 20004
Registrant’s telephone number, including area code: (866) 787-2257
Date of fiscal year end: June 30
Date of reporting period: June 30, 2011

Item 1. Reports to Shareholders.

SPDR® Series Trust — Equity Funds Annual Report June 30, 2011 Precise in a world that isn’tSM

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Management’s Discussion of Fund Performance & Portfolio Summary
SPDR Dow Jones Total Market ETF (TMW)	2
SPDR Dow Jones Large Cap ETF (ELR)	6
SPDR S&P® 500 Growth ETF (SPYG) (formerly SPDR Dow Jones Large Cap Growth ETF (ELG))	10
SPDR S&P 500 Value ETF (SPYV) (formerly SPDR Dow Jones Large Cap Value ETF (ELV))	14
SPDR Dow Jones Mid Cap ETF (EMM)	18
SPDR S&P 400 Mid Cap Growth ETF (MDYG) (formerly SPDR Dow Jones Mid Cap Growth ETF (EMG))	22
SPDR S&P 400 Mid Cap Value ETF (MDYV) (formerly SPDR Dow Jones Mid Cap Value ETF (EMV))	26
SPDR S&P 600 Small Cap ETF (SLY) (formerly SPDR Dow Jones Small Cap ETF (DSC))	30
SPDR S&P 600 Small Cap Growth ETF (SLYG) (formerly SPDR Dow Jones Small Cap Growth ETF (DSG))	34
SPDR S&P 600 Small Cap Value ETF (SLYV) (formerly SPDR Dow Jones Small Cap Value ETF (DSV))	38
SPDR Global Dow ETF (DGT) (formerly SPDR DJ Global Titans ETF)	42
SPDR Dow Jones REIT ETF (RWR)	46
SPDR KBW Bank ETF (KBE)	50
SPDR KBW Capital Markets ETF (KCE)	54
SPDR KBW Insurance ETF (KIE)	59
SPDR KBW Mortgage Finance(SM) ETF (KME)	64
SPDR KBW Regional Banking(SM) ETF (KRE)	68
SPDR Morgan Stanley Technology ETF (MTK)	72
SPDR S&P Dividend ETF (SDY)	76
SPDR S&P Biotech ETF (XBI)	80
SPDR S&P Health Care Equipment ETF (XHE)	84
SPDR S&P Homebuilders ETF (XHB)	85
SPDR S&P Metals & Mining ETF (XME)	89
SPDR S&P Oil & Gas Equipment & Services ETF (XES)	93
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)	97
SPDR S&P Pharmaceuticals ETF (XPH)	101
SPDR S&P Retail ETF (XRT)	106
SPDR S&P Semiconductor ETF (XSD)	111
SPDR S&P Telecom ETF (XTL)	115

SPDR S&P Transportation ETF (XTN)	116
SPDR Wells Fargo® Preferred Stock ETF (PSK)	117
Summary Schedules of Investments
SPDR Dow Jones Total Market ETF (TMW)	121
SPDR Dow Jones Large Cap ETF (ELR)	124
SPDR S&P 500 Growth ETF (SPYG)	127
SPDR S&P 500 Value ETF (SPYV)	130
SPDR Dow Jones Mid Cap ETF (EMM)	133
SPDR S&P 400 Mid Cap Growth ETF (MDYG)	136
SPDR S&P 400 Mid Cap Value ETF (MDYV)	139
SPDR S&P 600 Small Cap ETF (SLY)	142
SPDR S&P 600 Small Cap Growth ETF (SLYG)	145
SPDR S&P 600 Small Cap Value ETF (SLYV)	148
Schedules of Investments
SPDR Global Dow ETF (DGT)	151
SPDR Dow Jones REIT ETF (RWR)	154
SPDR KBW Bank ETF (KBE)	156
SPDR KBW Capital Markets ETF (KCE)	157
SPDR KBW Insurance ETF (KIE)	158
SPDR KBW Mortgage Finance(SM) ETF (KME)	159
SPDR KBW Regional Banking(SM) ETF (KRE)	160
SPDR Morgan Stanley Technology ETF (MTK)	161
SPDR S&P Dividend ETF (SDY)	162
SPDR S&P Biotech ETF (XBI)	164
SPDR S&P Health Care Equipment ETF (XHE)	165
SPDR S&P Homebuilders ETF (XHB)	166
SPDR S&P Metals & Mining ETF (XME)	167
SPDR S&P Oil & Gas Equipment & Services ETF (XES)	168
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)	169
SPDR S&P Pharmaceuticals ETF (XPH)	170
SPDR S&P Retail ETF (XRT)	171
SPDR S&P Semiconductor ETF (XSD)	173

SPDR S&P Telecom ETF (XTL)	174
SPDR S&P Transportation ETF (XTN)	175
SPDR Wells Fargo® Preferred Stock ETF (PSK)	176
Financial Statements.	180
Financial Highlights	204
Notes to Financial Statements	224
Report of Independent Registered Public Accounting Firm	243
Other Information	244

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President’s Letter to Shareholders

Dear Shareholders,

The global economy and financial markets continue to follow an uncertain course and have been impacted this year by a number of unique events — dramatic unrest in the Middle East, a massive earthquake and ensuing nuclear crisis in Japan, eurozone debt issues including a near Greek default and, in the U.S., the fractious battle over raising the debt ceiling, unrelenting high unemployment and historically low interest rates. Given these events and the current level of uncertainty, many investors have taken a wait and see approach and have been focused on capital preservation and the search for yield.

Additional information on the SPDR Series Trust exchange-traded funds (“ETFs”), including Management’s Discussion of Fund Performance, can be found in the enclosed June 30, 2011 Annual Report.

In conjunction with our efforts to expand the family of SPDR ETFs, State Street launched 8 new SPDR ETFs since July 2010.

New International SPDRs

The SPDR Barclays Capital Emerging Markets Local Bond ETF (Ticker Symbol: EBND) offers exposure to the local currency sovereign debt of emerging market countries and the SPDR S&P Emerging Markets Dividend ETF (Ticker Symbol: EDIV) tracks 100 of the highest yielding emerging markets stocks.

New Equity SPDRs

The SPDR S&P Global Natural Resources ETF (Ticker Symbol: GNR) provides diversified, balanced exposure to energy, metals/mining and agriculture.

To enable investors to precisely target sectors of the market, additional new equity funds include the SPDR S&P Health Care Equipment ETF (Ticker Symbol: XHE), the SPDR S&P Telecom ETF (Ticker Symbol: XTL) and the SPDR S&P Transportation ETF (Ticker Symbol: XTN).

New Fixed Income SPDRs

The SPDR Barclays Capital Issuer Scored Corporate Bond ETF (Ticker Symbol: CBND), which is the first issuer scored weighted ETF offering broad exposure to the US corporate bond market and the SPDR Nuveen S&P High Yield Municipal Bond ETF (Ticker Symbol: HYMB), which offers broad exposure to the national high yield bond market.

We take great pride in these new additions to our SPDR family and will continue to provide additional opportunities for you to better position your portfolios to reach your investment goals. On behalf of the SPDR Series Trust, I thank you for your continued support.

Sincerely,

James Ross
President

SPDR Dow Jones Total Market ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones Total Market ETF (the “Fund”), seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks a broad universe of exchange traded U.S. equity securities. In seeking to track the performance of the Dow Jones U.S. Total Stock Market Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 31.45%, and the total return for the Index was 32.44%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

While the Fund tracked within expectations, several factors in addition to fees and expenses contributed to the Fund underperforming the Index over the past year. The Fund is optimized, holding only a subset of a very broad index. This disconnect between Fund and Index holdings contributed most significantly to performance deviation. Additionally, cash, transaction costs and raising funds for the dividend distribution all contributed to the Fund underperforming the Index by 99 bps over the past year.

The Fund started the year off with strong positive performance, posting first and second quarter gains each over 11%. Unfortunately, the enthusiasm didn’t remain as strong and the Fund finished the final quarter of the year down 8 bps. Despite this decline in returns, the Fund and U.S. equities as a whole were strong performers for the year.

Over the Reporting Period all 10 sectors produced positive returns, with energy, materials and consumer discretionary leading the way for performance. On an underlying constituent level oil giant Exxon, which offered one of the hardest blows to the Fund in 2010, turned performance around, posting a significant return and a small contribution to Fund return. Other top contributors included Apple Inc., Chevron Corp., and Oracle Corp. Despite strong performance among the majority of constituents, Bank of America Corp. and Cisco Systems worked against the Fund.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Dow Jones Total Market ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones Total Market ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DOW JONES U.S.			DOW JONES U.S.
	NET ASSET	MARKET	TOTAL STOCK MARKET	NET ASSET	MARKET	TOTAL STOCK MARKET
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	31.45%	31.43%	32.44%	31.45%	31.43%	32.44%

THREE YEARS	12.44%	12.41%	13.21%	3.98%	3.98%	4.22%

FIVE YEARS	18.31%	18.21%	19.28%	3.42%	3.40%	3.59%

TEN YEARS (1)	35.09%	34.68%	45.26%	3.05%	3.02%	3.80%

(1)	Effective June 14, 2005, the Fund has changed its benchmark index to the Dow Jones U.S. Total Stock Market Index from the FORTUNE 500 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to June 14, 2005.

SPDR Dow Jones Total Market ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective June 14, 2005, the Fund changed its benchmark index to the Dow Jones U.S. Total Stock Market Index from the FORTUNE 500 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to June 14, 2005.

SPDR Dow Jones Total Market ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

				INTERNATIONAL
				BUSINESS
DESCRIPTION	EXXON MOBIL CORP.	APPLE, INC.	CHEVRON CORP.	MACHINES CORP.	MICROSOFT CORP.

MARKET VALUE	$5,506,822	4,021,327	2,753,644	2,735,193	2,715,908

% OF NET ASSETS	2.8	2.1	1.4	1.4	1.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	4.9
Software	3.8
Computers & Peripherals	3.8
Insurance	3.8
Media	3.5
IT Services	3.1
Diversified Financial Services	3.0
Machinery	2.8
Semiconductors & Semiconductor Equipment	2.7
Commercial Banks	2.7
Health Care Providers & Services	2.5
Real Estate Investment Trusts	2.5
Aerospace & Defense	2.5
Energy Equipment & Services	2.5
Diversified Telecommunication Services	2.4
Specialty Retail	2.2
Chemicals	2.1
Hotels, Restaurants & Leisure	2.1
Communications Equipment	2.0
Capital Markets	2.0
Food & Staples Retailing	2.0
Health Care Equipment & Supplies	2.0
Beverages	2.0
Industrial Conglomerates	1.9
Household Products	1.9
Biotechnology	1.7
Food Products	1.7
Electric Utilities	1.6
Tobacco	1.5
Internet Software & Services	1.4
Metals & Mining	1.3
Road & Rail	1.1
Electronic Equipment, Instruments & Components	1.1
Multi-Utilities	1.0
Internet & Catalog Retail	0.8
Air Freight & Logistics	0.8
Multiline Retail	0.8
Consumer Finance	0.7
Electrical Equipment	0.7
Commercial Services & Supplies	0.7
Life Sciences Tools & Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Household Durables	0.6
Wireless Telecommunication Services	0.5
Auto Components	0.4
Automobiles	0.4
Paper & Forest Products	0.3
Personal Products	0.3
Construction & Engineering	0.3
Diversified Consumer Services	0.3
Independent Power Producers & Energy Traders	0.3
Thrifts & Mortgage Finance	0.2
Professional Services	0.2
Leisure Equipment & Products	0.2
Trading Companies & Distributors	0.2
Containers & Packaging	0.2
Airlines	0.2
Office Electronics	0.2
Real Estate Management & Development	0.2
Water Utilities	0.1
Distributors	0.1
Building Products	0.1
Gas Utilities	0.1
Construction Materials	0.1
Health Care Technology	0.0 **
Marine	0.0 **
Short Term Investments	7.2
Other Assets & Liabilities	(7.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

SPDR Dow Jones Large Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones Large Cap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities. In seeking to track the performance of the Dow Jones U.S. Large Cap Total Stock Market Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 31.17%, and the total return for the Index was 31.52%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constitutants.

The Fund enjoyed strong performance in the first three quarters of the Reporting Period while recording only a marginal gain during the second quarter of 2011. September of 2010 was a particularly strong month. With consumer price inflation near 1%, there were stronger prospects of additional quantitative measures from the Federal Reserve. With additional firmness in manufacturing and spending, stocks continued their strong advance through the end of 2010 and early 2011. Large cap share prices began to slide through the latter part of the second quarter of 2011 as weekly jobless claims surged and housing data began to deteriorate further.

On an individual constituent level, the top contributors to the Fund were Green Mountain Coffee Roasters Inc., Weight Watchers International Inc. and Priceline.com Inc. The top negative performers were Clearwire Corp, Amylin Pharmaceuticals Inc. and Cree Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Dow Jones Large Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones Large Cap ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DOW JONES U.S.			DOW JONES U.S.
	NET ASSET	MARKET	LARGE-CAP TOTAL	NET ASSET	MARKET	LARGE-CAP TOTAL
	VALUE	VALUE	STOCK MARKET INDEX	VALUE	VALUE	STOCK MARKET INDEX

ONE YEAR	31.17%	31.21%	31.52%	31.17%	31.21%	31.52%

THREE YEARS	10.65%	10.68%	10.75%	3.43%	3.44%	3.46%

FIVE YEARS	17.56%	17.46%	18.04%	3.29%	3.27%	3.37%

SINCE INCEPTION (1)	23.99%	23.97%	24.62%	3.88%	3.88%	3.97%

(1)	For the period November 8, 2005 to June 30, 2011.

SPDR Dow Jones Large Cap ETF —
Performance Summary(continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Dow Jones Large Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

			INTERNATIONAL
			BUSINESS MACHINES
DESCRIPTION	EXXON MOBIL CORP.	APPLE, INC.	CORP.	CHEVRON CORP.	GENERAL ELECTRIC CO.

MARKET VALUE	$1,138,832	872,406	592,705	585,674	572,495

% OF NET ASSETS	3.1	2.3	1.6	1.6	1.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Oil, Gas & Consumable Fuels	9.9%
Pharmaceuticals	5.4
Insurance	4.0
Computers & Peripherals	4.0
Software	3.7
Diversified Financial Services	3.5
IT Services	3.4
Media	3.4
Diversified Telecommunication Services	2.5
Commercial Banks	2.5
Semiconductors & Semiconductor Equipment	2.5
Aerospace & Defense	2.5
Chemicals	2.5
Machinery	2.4
Energy Equipment & Services	2.4
Beverages	2.3
Health Care Providers & Services	2.2
Industrial Conglomerates	2.2
Capital Markets	2.1
Food & Staples Retailing	2.1
Household Products	2.0
Real Estate Investment Trusts	2.0
Hotels, Restaurants & Leisure	1.9
Health Care Equipment & Supplies	1.9
Communications Equipment	1.9
Specialty Retail	1.9
Food Products	1.8
Electric Utilities	1.8
Internet Software & Services	1.6
Tobacco	1.5
Biotechnology	1.3
Multi-Utilities	1.3
Metals & Mining	1.2
Internet & Catalog Retail	1.0
Road & Rail	0.9
Electronic Equipment, Instruments & Components	0.8
Air Freight & Logistics	0.8
Consumer Finance	0.8
Multiline Retail	0.7
Electrical Equipment	0.6
Automobiles	0.6
Textiles, Apparel & Luxury Goods	0.6
Commercial Services & Supplies	0.5
Wireless Telecommunication Services	0.5
Life Sciences Tools & Services	0.5
Auto Components	0.5
Household Durables	0.4
Construction & Engineering	0.3
Containers & Packaging	0.3
Personal Products	0.2
Professional Services	0.2
Independent Power Producers & Energy Traders	0.2
Paper & Forest Products	0.2
Gas Utilities	0.2
Airlines	0.2
Trading Companies & Distributors	0.2
Diversified Consumer Services	0.1
Thrifts & Mortgage Finance	0.1
Leisure Equipment & Products	0.1
Real Estate Management & Development	0.1
Office Electronics	0.1
Building Products	0.1
Distributors	0.1
Water Utilities	0.1
Health Care Technology	0.1
Construction Materials	0.1
Short Term Investments	10.0
Other Assets & Liabilities	(9.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 500 Growth ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 500 Growth ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics. In seeking to track the performance of the S&P 500 Growth Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 34.65%, and the total return for the Index was 33.53%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to the historical benchmark change from Dow Jones U.S. Large Cap Growth Total Stock Market Index to the Index. In addition, some performance differential can be attributed to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

In the third quarter, financial markets had reached the midpoint of 2010 in a dour mood due to controversial reform initiatives in the U.S., the arrival of robust second-quarter earnings reports helped the gloom to dissipate during July. In early August, an upturn in U.S. initial jobless claims soon put equity investors on the defensive again, especially as consumer confidence seemed to be faltering. Healthier economic data in the U.S. eased global growth concerns, and the notorious ninth month of the year kicked off with a big rally that quickly trapped cautious investors. Worrisome military tensions on the Korean peninsula loomed as recurring threats to investor sentiment during the final quarter of 2010. The anticipation and early November arrival of expanded quantitative easing by the U.S. Federal Reserve muted activity worries, and subsequent gains in private payrolls, purchasing manager surveys, and auto sales gave a better cast to incoming data. Concern about U.S. jobs and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11. Fragile sentiment persisted into March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. The spirited rally from mid-March lows helped global equities turn what could have been a rough first quarter of 2011 into another solid performance for major averages.

During the buoyant first quarter of 2011, global financial markets navigated turmoil in the Arab world and earthquake devastation in Japan with impressive resilience. With an easy majority of companies outpacing earnings expectations in the U.S. share prices found upward progress natural during April. A surge in weekly U.S. unemployment claims, which remained well above 400,000 for the remainder of the second quarter, and downbeat data for the U.S. housing market soon made investors wary and defensive equities began to outperform.

On an individual constituent level, the top contributors to the Fund were Johnson & Johnson., Procter & Gamble Co., and Merck & Co. Inc. The top negative performers in the Fund were Berkshire Hathaway Inc., Coca-Cola Co., and Hewlett-Packard Co.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P 500 Growth ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			DOW JONES				DOW JONES
	NET ASSET	MARKET	U.S. LARGE-CAP GROWTH TOTAL	S&P 500 GROWTH	NET ASSET	MARKET	U.S. LARGE-CAP GROWTH TOTAL	S&P 500
	VALUE	VALUE	STOCK MARKET INDEX	INDEX	VALUE	VALUE	STOCK MARKET INDEX	GROWTH INDEX

ONE YEAR (1)	34.65%	34.68%	34.67%	33.53%	34.65%	34.68%	34.67%	33.53%

THREE YEARS (1)	15.08%	15.03%	15.32%	14.44%	4.79%	4.78%	4.87%	4.60%

FIVE YEARS (1)	28.90%	28.52%	29.65%	28.64%	5.21%	5.15%	5.33%	5.17%

TEN YEARS (1)	7.78%	6.41%	28.45%	17.73%	0.75%	0.62%	2.54%	1.65%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P 500 Growth Index from the Dow Jones U.S. Large-Cap Growth Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 500 Growth ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P 500 Growth Index from the Dow Jones U.S. Large-Cap Growth Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 500 Growth ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		INTERNATIONAL
		BUSINESS MACHINES
DESCRIPTION	APPLE, INC.	CORP.	MICROSOFT CORP.	THE COCA-COLA CO.	ORACLE CORP.

MARKET VALUE	$9,639,771	6,455,426	6,002,646	4,801,276	3,979,642

% OF NET ASSETS	5.0	3.4	3.1	2.5	2.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Computers & Peripherals	7.2%
Software	6.9
Pharmaceuticals	6.3
IT Services	5.7
Beverages	4.7
Media	4.3
Oil, Gas & Consumable Fuels	3.7
Energy Equipment & Services	3.7
Semiconductors & Semiconductor Equipment	3.4
Hotels, Restaurants & Leisure	3.3
Machinery	3.2
Aerospace & Defense	3.1
Internet Software & Services	3.0
Communications Equipment	2.9
Chemicals	2.6
Tobacco	2.5
Household Products	2.4
Health Care Equipment & Supplies	2.4
Diversified Telecommunication Services	2.3
Real Estate Investment Trusts	2.0
Biotechnology	1.9
Internet & Catalog Retail	1.9
Specialty Retail	1.8
Health Care Providers & Services	1.6
Food Products	1.6
Metals & Mining	1.5
Commercial Banks	1.2
Capital Markets	1.2
Textiles, Apparel & Luxury Goods	1.1
Road & Rail	1.0
Air Freight & Logistics	0.9
Electronic Equipment, Instruments & Components	0.8
Multiline Retail	0.8
Industrial Conglomerates	0.8
Electrical Equipment	0.7
Automobiles	0.6
Life Sciences Tools & Services	0.6
Consumer Finance	0.5
Wireless Telecommunication Services	0.4
Commercial Services & Supplies	0.4
Personal Products	0.4
Trading Companies & Distributors	0.3
Diversified Financial Services	0.3
Multi-Utilities	0.2
Insurance	0.2
Electric Utilities	0.2
Leisure Equipment & Products	0.2
Food & Staples Retailing	0.2
Diversified Consumer Services	0.1
Health Care Technology	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Containers & Packaging	0.1
Construction & Engineering	0.1
Airlines	0.1
Household Durables	0.1
Thrifts & Mortgage Finance	0.0 **
Short Term Investments	6.3
Other Assets & Liabilities	(6.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR S&P 500 Value ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 500 Value ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “value” characteristics. In seeking to track the performance of the S&P 500 Value Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 27.58%, and the total return for the Index was 27.90%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Equities turned another lackluster year into an impressive one. Responding to the same themes of a better growth outlook and plentiful liquidity, commodity prices followed equities higher during the fourth quarter of 2010. Energy, grains, and metals all did well, with rallies enhanced by solid demand prospects. Thanks largely to a budding recovery in banking names and other financials, value-oriented benchmarks were outperformers in December. They still lagged growth styles for the full fourth quarter as well as for the year as a whole, but as investors began to look for cyclical plays that had not already benefited immensely from the fourth-quarter uptrend, value stocks finished 2010 with a much better tone. In the more difficult trading conditions of the second quarter of 2011, larger stocks finally showed enough mettle to sustain outperformance of smaller issues. The latter participated fully in the down phases during the spring, while showing unaccustomed sluggishness during rallies. Only towards the end of June did small cap issues demonstrate signs of the vigor that has spurred them to persistent outperformance in recent years. This late charge in June was not enough to overtake larger names for the full second quarter.

The top contributors to the Fund this year were Exxon Mobil, Chevron and Pfizer. The top negative performers in the Fund were Bank of America, Cisco Systems Inc. and Hewlett-Packard. Bank of America has been under significant pressure lately and will be paying approximately $8.5 billion to settle Countrywide Financial claims over defective mortgages. Hewlett-Packard saw a significant drop in its share price following the resignation and investigations surrounding the scandal of its former chief executive officer Mark Hurd and the firms woes have continued since then.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P 500 Value ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			DOW JONES				DOW JONES
	NET ASSET	MARKET	U.S. LARGE-CAP VALUE TOTAL	S&P 500 VALUE	NET ASSET	MARKET	U.S. LARGE-CAP VALUE TOTAL	S&P 500 VALUE
	VALUE	VALUE	STOCK MARKET INDEX	INDEX	VALUE	VALUE	STOCK MARKET INDEX	INDEX

ONE YEAR (1)	27.58%	27.61%	28.67%	27.90%	27.58%	27.61%	28.67%	27.90%

THREE YEARS (1)	6.06%	6.11%	6.87%	6.25%	1.98%	2.00%	2.24%	2.04%

FIVE YEARS (1)	5.78%	5.57%	6.86%	3.18%	1.13%	1.09%	1.34%	0.63%

TEN YEARS (1)	34.89%	34.96%	46.93%	42.56%	3.04%	3.04%	3.92%	3.61%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P 500 Value Index from the Dow Jones U.S. Large-Cap Value Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 500 Value ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P 500 Value Index from the Dow Jones U.S. Large-Cap Value Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 500 Value ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

DESCRIPTION	EXXON MOBIL CORP.	CHEVRON CORP.	GENERAL ELECTRIC CO.	JPMORGAN CHASE & CO.	PFIZER, INC.

MARKET VALUE	$11,748,098	6,045,552	5,860,688	4,774,136	4,768,859

% OF NET ASSETS	6.8	3.5	3.4	2.8	2.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Oil, Gas & Consumable Fuels	17.2%
Insurance	7.5
Diversified Financial Services	7.4
Pharmaceuticals	5.1
Food & Staples Retailing	4.6
Commercial Banks	4.2
Industrial Conglomerates	4.1
Electric Utilities	3.5
Capital Markets	3.5
Diversified Telecommunication Services	3.2
Health Care Providers & Services	2.9
Aerospace & Defense	2.6
Multi-Utilities	2.4
Media	2.3
Food Products	2.0
Specialty Retail	1.9
Household Products	1.8
Chemicals	1.8
Machinery	1.6
Health Care Equipment & Supplies	1.4
Semiconductors & Semiconductor Equipment	1.3
Consumer Finance	1.2
Air Freight & Logistics	1.2
Computers & Peripherals	1.1
Communications Equipment	1.1
Real Estate Investment Trusts	1.0
Energy Equipment & Services	1.0
Tobacco	0.9
Road & Rail	0.9
Metals & Mining	0.7
IT Services	0.6
Multiline Retail	0.6
Commercial Services & Supplies	0.6
Auto Components	0.5
Household Durables	0.5
Paper & Forest Products	0.5
Biotechnology	0.5
Automobiles	0.4
Independent Power Producers & Energy Traders	0.4
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.3
Wireless Telecommunication Services	0.3
Software	0.3
Construction & Engineering	0.2
Office Electronics	0.2
Internet Software & Services	0.2
Life Sciences Tools & Services	0.2
Hotels, Restaurants & Leisure	0.2
Containers & Packaging	0.2
Beverages	0.2
Gas Utilities	0.2
Distributors	0.1
Thrifts & Mortgage Finance	0.1
Construction Materials	0.1
Diversified Consumer Services	0.1
Airlines	0.1
Textiles, Apparel & Luxury Goods	0.1
Professional Services	0.1
Building Products	0.1
Leisure Equipment & Products	0.1
Short Term Investments	6.7
Other Assets & Liabilities	(6.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR Dow Jones Mid Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones Mid Cap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of mid-capitalization exchange traded U.S. equity securities. In seeking to track the performance of the Dow Jones U.S Mid -Cap Total Stock Market Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 39.67%, and the total return for the Index was 40.09%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

In the third quarter, financial markets had reached the midpoint of 2010 in a dour mood due to controversial reform initiatives in the U.S., the arrival of robust second-quarter earnings reports helped the gloom to dissipate during July. In early August, a stark upturn in U.S. initial jobless claims soon put equity investors on the defensive again, especially as consumer confidence seemed to be faltering anew. Healthier economic data for the U.S. eased global growth concerns, and the notorious ninth month of the year kicked off with a big rally that quickly trapped cautious investors. Worrisome military tensions on the Korean peninsula loomed as recurring threats to investor sentiment during the final quarter of 2010. The anticipation and early November arrival of expanded quantitative easing by the U.S. Federal Reserve muted activity worries, and subsequent gains in private payrolls, purchasing manager surveys, and auto sales gave a better cast to incoming data. Concern about U.S. jobs and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. The spirited rally from mid-March lows helped global equities turn what could have been a rough first quarter of 2011 into another solid performance for major averages.

During the buoyant first quarter of 2011, global financial markets navigated turmoil in the Arab world and earthquake devastation in Japan with impressive resilience. With an easy majority of companies outpacing earnings expectations in the U.S. share prices found upward progress natural during April. A surge in weekly U.S. unemployment claims, which remained well above 400,000 for the remainder of the second quarter, and downbeat data for the U.S. housing market soon made investors wary and defensive equities began to outperform.

On an individual constituent level, the top contributors to the Fund were Akamai Technologies Inc., Chipotle Mexican Grill Inc., and Rackspace Hosting Inc. The top negative performers in the Fund were Frontier Communications Corp., Community Health Systems Inc., and Temple-Inland Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Dow Jones Mid Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones Mid Cap ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DOW JONES U.S.			DOW JONES U.S.
	NET ASSET	MARKET	MID-CAP TOTAL STOCK	NET ASSET	MARKET	MID-CAP TOTAL STOCK
	VALUE	VALUE	MARKET INDEX	VALUE	VALUE	MARKET INDEX

ONE YEAR	39.67%	39.72%	40.09%	39.67%	39.72%	40.09%

THREE YEARS	29.18%	29.05%	29.77%	8.91%	8.87%	9.07%

FIVE YEARS	38.40%	38.64%	39.22%	6.72%	6.75%	6.84%

SINCE INCEPTION (1)	50.74%	50.71%	51.79%	7.54%	7.54%	7.68%

(1)	For the period November 8, 2005 to June 30, 2011.

SPDR Dow Jones Mid Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Dow Jones Mid Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		GREEN MOUNTAIN COFFEE	SIRIUS XM	CELANESE CORP.	WALTER
DESCRIPTION	PROLOGIS, INC.	ROASTERS, INC.	RADIO, INC.	(SERIES A)	ENERGY, INC.

MARKET VALUE	$721,244	502,802	406,477	398,386	357,706

% OF NET ASSETS	0.9	0.6	0.5	0.5	0.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Real Estate Investment Trusts	7.8%
Insurance	5.0
Machinery	4.6
Oil, Gas & Consumable Fuels	3.9
Chemicals	3.6
Software	3.5
Specialty Retail	3.3
Semiconductors & Semiconductor Equipment	3.2
Commercial Banks	3.1
Energy Equipment & Services	2.8
Health Care Providers & Services	2.6
Multi-Utilities	2.6
Electronic Equipment, Instruments & Components	2.5
Household Durables	2.5
Media	2.4
Commercial Services & Supplies	2.3
Metals & Mining	2.2
Health Care Equipment & Supplies	2.2
IT Services	2.1
Capital Markets	2.0
Containers & Packaging	2.0
Electric Utilities	1.9
Hotels, Restaurants & Leisure	1.8
Biotechnology	1.8
Professional Services	1.7
Food Products	1.7
Communications Equipment	1.6
Electrical Equipment	1.5
Gas Utilities	1.5
Construction & Engineering	1.4
Auto Components	1.4
Diversified Consumer Services	1.3
Road & Rail	1.2
Aerospace & Defense	1.1
Life Sciences Tools & Services	1.1
Textiles, Apparel & Luxury Goods	1.1
Internet Software & Services	1.0
Thrifts & Mortgage Finance	0.8
Pharmaceuticals	0.8
Wireless Telecommunication Services	0.8
Building Products	0.7
Paper & Forest Products	0.7
Household Products	0.6
Beverages	0.6
Diversified Financial Services	0.6
Airlines	0.5
Computers & Peripherals	0.5
Independent Power Producers & Energy Traders	0.5
Water Utilities	0.5
Diversified Telecommunication Services	0.4
Personal Products	0.4
Real Estate Management & Development	0.4
Industrial Conglomerates	0.2
Distributors	0.2
Construction Materials	0.2
Health Care Technology	0.2
Trading Companies & Distributors	0.2
Marine	0.2
Food & Staples Retailing	0.2
Multiline Retail	0.2
Office Electronics	0.1
Air Freight & Logistics	0.1
Consumer Finance	0.0 **
Short Term Investments	18.6
Other Assets & Liabilities	(18.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

SPDR S&P 400 Mid Cap Growth ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 400 Mid Cap Growth ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics. In seeking to track the performance of the S&P Mid Cap 400 Growth Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 45.01%, and the total return for the Index was 45.54%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to the benchmark change from the Dow Jones U.S. Mid Cap Growth Total Stock Market Index to the Index. In addition, performance was impacted by fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund enjoyed strong performance in the first three quarters of the Reporting Period while the second quarter of 2011 remained just within positive territory. September of 2010 was a particularly strong month. With consumer price inflation near 1%, there were stronger prospects of additional quantitative measures from the Federal Reserve. With additional firmness in manufacturing and spending, stocks continued their strong advance through the end of 2010 and early 2011. Mid cap share prices began to slide through the latter part of the second quarter of 2011 as weekly jobless claims surged and housing data began to deteriorate further. Growth outperformed value as technology and consumer shares outpaced their counterparts in the financial and utility sectors.

On an individual constituent level, the top contributors to the Fund were Green Mountain Coffee Roasters, Inc., Atmel Corp., and Informatica Corp. The top negative performers were Cree Inc., Aeropostale, Inc., and Strayer Education, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P 400 Mid Cap Growth ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 400 Mid Cap Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			DOW JONES				DOW JONES
			U.S. MID-CAP				U.S. MID-CAP
			GROWTH TOTAL				GROWTH TOTAL
	NET ASSET	MARKET	STOCK MARKET	S&P MIDCAP 400	NET ASSET	MARKET	STOCK MARKET	S&P MIDCAP 400
	VALUE	VALUE	INDEX	GROWTH INDEX	VALUE	VALUE	INDEX	GROWTH INDEX

ONE YEAR (1)	45.01%	44.93%	47.91%	45.54%	45.01%	44.93%	47.91%	45.54%

THREE YEARS (1)	33.35%	33.23%	36.14%	28.65%	10.07%	10.03%	10.83%	8.76%

FIVE YEARS (1)	51.81%	52.13%	55.43%	50.46%	8.71%	8.75%	9.22%	8.51%

SINCE INCEPTION (1) (2)	64.11%	63.98%	68.27%	58.24%	9.17%	9.16%	9.66%	8.48%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P MidCap 400 Growth Index from the Dow Jones U.S. Mid-Cap Growth Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period November 8, 2005 to June 30, 2011.

SPDR S&P 400 Mid Cap Growth ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P MidCap 400 Growth Index from the Dow Jones U.S. Mid-Cap Growth Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 400 Mid Cap Growth ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	GREEN MOUNTAIN COFFEE			BUCYRUS
DESCRIPTION	ROASTERS, INC.	LUBRIZOL CORP.	DOLLAR TREE, INC.	INTERNATIONAL, INC.	PERRIGO CO.

MARKET VALUE	$1,362,197	1,056,973	995,436	911,467	896,538

% OF NET ASSETS	1.8	1.4	1.3	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Real Estate Investment Trusts	8.3%
Software	7.7
Machinery	5.8
Specialty Retail	5.5
Semiconductors & Semiconductor Equipment	5.0
Health Care Equipment & Supplies	4.6
Energy Equipment & Services	3.9
Health Care Providers & Services	3.7
IT Services	3.7
Textiles, Apparel & Luxury Goods	3.4
Chemicals	3.2
Oil, Gas & Consumable Fuels	2.9
Communications Equipment	2.7
Food Products	2.6
Pharmaceuticals	2.4
Electronic Equipment, Instruments & Components	2.1
Electrical Equipment	2.0
Hotels, Restaurants & Leisure	2.0
Capital Markets	1.9
Internet Software & Services	1.8
Commercial Services & Supplies	1.6
Auto Components	1.6
Multiline Retail	1.4
Biotechnology	1.3
Diversified Consumer Services	1.3
Media	1.2
Life Sciences Tools & Services	1.2
Aerospace & Defense	1.2
Containers & Packaging	1.1
Road & Rail	1.0
Beverages	0.9
Household Products	0.8
Diversified Financial Services	0.7
Household Durables	0.7
Real Estate Management & Development	0.7
Leisure Equipment & Products	0.6
Distributors	0.6
Metals & Mining	0.6
Health Care Technology	0.6
Insurance	0.6
Diversified Telecommunication Services	0.5
Gas Utilities	0.5
Trading Companies & Distributors	0.5
Professional Services	0.5
Paper & Forest Products	0.4
Office Electronics	0.4
Commercial Banks	0.4
Electric Utilities	0.3
Marine	0.3
Computers & Peripherals	0.3
Water Utilities	0.3
Airlines	0.2
Construction Materials	0.2
Building Products	0.1
Air Freight & Logistics	0.1
Multi-Utilities	0.1
Short Term Investments	18.9
Other Assets & Liabilities	(18.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 400 Mid Cap Value ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 400 Mid Cap Value ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “value” characteristics. In seeking to track the performance of the S&P Mid Cap 400 Value Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 30.15%, and the total return for the Index was 33.44%. The Fund and Index returns reflect the reinvestment of dividends and other income. This performance differential is primarily attributed to the benchmark change from the Dow Jones U.S. Mid Cap Value Total Stock Market Index to the Index. Otherwise, the Fund’s performance relative to the Index during the Reporting Period was within expectations. Variations in performance were also attributable to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund enjoyed strong performance in the first three quarters of the Reporting Period with only the second quarter of 2011 being in negative territory. September of 2010 was a particularly strong month. With consumer price inflation near 1%, there were stronger prospects of additional quantitative measures from the Federal Reserve. With additional firmness in manufacturing and spending, stocks continued their strong advance through the end of 2010 and early 2011. Mid cap share prices began to slide through the latter part of the second quarter of 2011 as weekly jobless claims surged and housing data began to deteriorate further. Mid cap value performance lagged that of mid cap growth as the financial and utility sectors failed to keep pace with technology and growth oriented consumer shares.

On an individual constituent level, the top contributors to the Fund were Patterson-UTI Energy, Frontier Oil, and Walter Energy, Inc. The top negative performers were Harte-Hanks, Inc., Eastman Kodak Co., and TFS Financial.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P 400 Mid Cap Value ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 400 Mid Cap Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			DOW JONES U.S.				DOW JONES U.S.
	NET ASSET	MARKET	MID-CAP VALUE TOTAL STOCK	S&P MIDCAP 400	NET ASSET	MARKET	MID-CAP VALUE TOTAL STOCK	S&P MIDCAP 400
	VALUE	VALUE	MARKET INDEX	VALUE INDEX	VALUE	VALUE	MARKET INDEX	VALUE INDEX

ONE YEAR (1)	30.15%	30.16%	30.68%	33.44%	30.15%	30.16%	30.68%	33.44%

THREE YEARS (1)	22.98%	22.93%	23.63%	21.86%	7.14%	7.12%	7.33%	6.81%

FIVE YEARS (1)	20.43%	20.65%	21.51%	25.39%	3.79%	3.83%	3.97%	4.63%

SINCE INCEPTION (1) (2)	32.18%	32.18%	33.52%	38.07%	5.07%	5.07%	5.26%	5.89%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P MidCap 400 Value Index from the Dow Jones U.S. Mid-Cap Value Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period November 8, 2005 to June 30, 2011.

SPDR S&P 400 Mid Cap Value ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P MidCap 400 Value Index from the Dow Jones U.S. Mid-Cap Value Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 400 Mid Cap Value ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	NEW YORK COMMUNITY	VERTEX		PLAINS EXPLORATION &
DESCRIPTION	BANCORP, INC.	PHARMACEUTICALS, INC.	KBR, INC.	PRODUCTION CO.	ASHLAND, INC.

MARKET VALUE	$252,956	218,722	218,150	207,792	198,319

% OF NET ASSETS	1.1	1.0	1.0	0.9	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Insurance	7.3%
Real Estate Investment Trusts	7.2
Commercial Banks	6.6
Oil, Gas & Consumable Fuels	5.8
Machinery	5.8
Chemicals	3.9
Multi-Utilities	3.6
Electronic Equipment, Instruments & Components	3.3
Health Care Providers & Services	3.3
Electric Utilities	3.2
Gas Utilities	3.0
Construction & Engineering	2.6
Containers & Packaging	2.5
Household Durables	2.4
Thrifts & Mortgage Finance	2.3
Specialty Retail	2.2
Capital Markets	2.2
Energy Equipment & Services	2.2
Food Products	2.1
Metals & Mining	2.0
Road & Rail	1.7
Health Care Equipment & Supplies	1.7
Semiconductors & Semiconductor Equipment	1.6
Commercial Services & Supplies	1.5
Professional Services	1.5
Electrical Equipment	1.5
IT Services	1.4
Life Sciences Tools & Services	1.2
Software	1.1
Household Products	1.0
Biotechnology	1.0
Hotels, Restaurants & Leisure	0.9
Trading Companies & Distributors	0.9
Computers & Peripherals	0.8
Diversified Consumer Services	0.8
Food & Staples Retailing	0.8
Auto Components	0.6
Marine	0.6
Media	0.5
Aerospace & Defense	0.5
Industrial Conglomerates	0.5
Wireless Telecommunication Services	0.5
Textiles, Apparel & Luxury Goods	0.4
Internet Software & Services	0.4
Construction Materials	0.4
Multiline Retail	0.4
Paper & Forest Products	0.4
Airlines	0.4
Communications Equipment	0.2
Water Utilities	0.2
Air Freight & Logistics	0.2
Automobiles	0.2
Building Products	0.2
Leisure Equipment & Products	0.2
Tobacco	0.1
Short Term Investments	28.1
Other Assets & Liabilities	(27.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 600 Small Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 600 Small Cap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities. In seeking to track the performance of the S&P Small Cap 600 Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 38.37%, and the total return for the Index was 37.03%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to the historical benchmark change from Dow Jones U.S. Small Cap Total Stock Market Index to the Index. In addition, some performance differential can be attributed to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

In the third quarter, financial markets had reached the midpoint of 2010 in a dour mood due to controversial reform initiatives in the US, the arrival of robust second-quarter earnings reports helped the gloom to dissipate during July. In early August, a stark upturn in US initial jobless claims soon put equity investors on the defensive again, especially as consumer confidence seemed to be faltering. Healthier economic data for the US eased global growth concerns, and the notorious ninth month of the year kicked off with a big rally that quickly trapped cautious investors. Worrisome military tensions on the Korean peninsula loomed as recurring threats to investor sentiment during the final quarter of 2010. The anticipation and early November arrival of expanded quantitative easing by the US Federal Reserve muted activity worries, and subsequent gains in private payrolls, purchasing manager surveys, and auto sales gave a better cast to incoming data. Concern about US jobs and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11. Fragile sentiment persisted into March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. The spirited rally from mid-March lows helped global equities turn what could have been a rough first quarter of 2011 into another solid performance for major averages.

During the buoyant first quarter of 2011, global financial markets navigated turmoil in the Arab world and earthquake devastation in Japan with impressive resilience. With an easy majority of companies outpacing earnings expectations in the US share prices found upward progress natural during April. A surge in weekly US unemployment claims, which remained well above 400,000 for the remainder of the second quarter, and downbeat data for the US housing market soon made investors wary and defensive equities began to outperform.

On an individual constituent level, the top contributors to the Fund were Skechers USA Inc, Amedisys Inc., and Capella Education Inc. The top negative performers in the Fund were Cypress Semiconductor Corp., Oil States International Inc., and TriQuint Semiconductor Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P 600 Small Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.25%. As of December 17, 2010, the total expense ratio for the SPDR S&P 600 Small Cap ETF was decreased to 0.20% as reflected in the prospectus as supplemented December 17, 2010.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			DOW JONES U.S.				DOW JONES U.S.
	NET ASSET	MARKET	SMALL-CAP TOTAL	S&P SMALLCAP	NET ASSET	MARKET	SMALL-CAP TOTAL	S&P SMALLCAP
	VALUE	VALUE	STOCK MARKET INDEX	600 INDEX	VALUE	VALUE	STOCK MARKET INDEX	600 INDEX

ONE YEAR (1)	38.37%	38.38%	40.01%	37.03%	38.37%	38.38%	40.01%	37.03%

THREE YEARS (1)	33.13%	33.07%	35.02%	26.53%	10.01%	9.99%	10.53%	8.16%

FIVE YEARS (1)	33.12%	33.69%	35.32%	25.29%	5.89%	5.98%	6.24%	4.61%

SINCE INCEPTION (1) (2)	48.42%	48.47%	51.23%	36.80%	7.25%	7.25%	7.61%	5.71%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P SmallCap 600 Index from the Dow Jones U.S. Small-Cap Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period November 8, 2005 to June 30, 2011.

SPDR S&P 600 Small Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P SmallCap 600 Index from the Dow Jones U.S. Small-Cap Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 600 Small Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	REGENERON	AMERIGROUP		LUFKIN	WORLD
DESCRIPTION	PHARMACEUTICALS, INC.	CORP.	HEALTHSPRING, INC.	INDUSTRIES, INC.	FUEL SERVICES CORP.

MARKET VALUE	$647,231	536,629	478,069	401,767	389,517

% OF NET ASSETS	0.8	0.7	0.6	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Real Estate Investment Trusts	8.0%
Commercial Banks	5.4
Semiconductors & Semiconductor Equipment	5.1
Health Care Providers & Services	5.1
Specialty Retail	4.3
Machinery	4.2
Software	4.1
Electronic Equipment, Instruments & Components	4.0
Health Care Equipment & Supplies	3.5
Hotels, Restaurants & Leisure	3.1
Aerospace & Defense	2.7
Textiles, Apparel & Luxury Goods	2.7
Chemicals	2.6
Energy Equipment & Services	2.5
Insurance	2.4
Commercial Services & Supplies	2.4
Food Products	2.3
Communications Equipment	2.2
IT Services	1.9
Oil, Gas & Consumable Fuels	1.9
Gas Utilities	1.9
Biotechnology	1.5
Pharmaceuticals	1.5
Internet Software & Services	1.4
Diversified Consumer Services	1.3
Electrical Equipment	1.2
Electric Utilities	1.2
Metals & Mining	1.2
Consumer Finance	1.1
Building Products	1.1
Food & Staples Retailing	1.1
Capital Markets	1.0
Professional Services	0.9
Paper & Forest Products	0.9
Household Durables	0.9
Road & Rail	0.8
Construction & Engineering	0.8
Media	0.7
Multi-Utilities	0.7
Computers & Peripherals	0.7
Leisure Equipment & Products	0.7
Life Sciences Tools & Services	0.5
Construction Materials	0.5
Internet & Catalog Retail	0.5
Diversified Telecommunication Services	0.5
Air Freight & Logistics	0.5
Trading Companies & Distributors	0.5
Thrifts & Mortgage Finance	0.5
Diversified Financial Services	0.4
Distributors	0.3
Airlines	0.3
Auto Components	0.3
Personal Products	0.3
Health Care Technology	0.2
Household Products	0.2
Wireless Telecommunication Services	0.2
Beverages	0.2
Industrial Conglomerates	0.2
Multiline Retail	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Containers & Packaging	0.1
Tobacco	0.1
Automobiles	0.1
Short Term Investments	28.4
Other Assets & Liabilities	(28.1)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 600 Small Cap Growth ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 600 Small Cap Growth ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics. In seeking to track the performance of the S&P Small Cap 600 Growth Indexsm (the “Index”), the Fund employs a replication stragegy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 47.08%, and the total return for the Index was 42.69%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to the historical benchmark change from Dow Jones U.S. Small Cap Growth Total Stock Market Index to the Index. In addition, some performance differential can be attributed to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Although financial markets had reached the midpoint of 2010 in a dour mood, not to mention controversial reform initiatives in the U.S., the arrival of robust second-quarter earnings reports helped the gloom to dissipate during July. An uncharacteristically ebullient September brought considerable relief to long-term investors, as many asset classes swung back into positive return territory on a year-to-date basis. A number of riskier segments, especially the small cap stocks, performed particularly well. The outperformance of growth remained somewhat more pronounced in the small cap arena. Outperformance of larger stocks in January 2011 was a notable departure from the regular leadership of smaller issues during the bullish phases of 2010. As defensive sectors were starting to perform better, smaller stocks did not recover their swagger as readily as they had during the March volatility that was linked to Japan. Although U.S. equities hesitated in early April amid a slump in small business confidence, a steady diet of healthy first-quarter earnings reports easily got share prices back on track. The new vulnerabilities came to light during May, when weekly jobless claims surged and housing data deteriorated afresh. June brought little new definition to the battle for style supremacy, but another weak month for financial stocks meant that across both large and small capitalization tiers, growth-oriented portfolios lengthened their 2011 lead over those with a value focus.

On an individual constituent level, the top contributors to the Fund were Healthspring Inc., Lufkin Industries and Ezcorp Inc. Healthspring expanded its operations in 2010 as it acquired BravoHealth and witnessed a meaningful improvement in sales and revenues through the course of the year. Amedisys Inc., Par Pharmaceuticals and Savient Pharmaceuticals were the top detractors to the performance of the Fund. Savient Pharmaceuticals has seen a steep decline in its share price owing to the multiple challenges it faces on the launch of its new product, Krystexxa.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P 600 Small Cap Growth ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			DOW JONES
			U.S. SMALL-CAP				DOW JONES U.S.
			GROWTH TOTAL				SMALL-CAP GROWTH TOTAL
	NET ASSET	MARKET	STOCK MARKET	S&P SMALLCAP 600	NET ASSET	MARKET	STOCK MARKET	S&P SMALLCAP 600
	VALUE	VALUE	INDEX	GROWTH INDEX	VALUE	VALUE	INDEX	GROWTH INDEX

ONE YEAR (1)	47.08%	47.06%	48.00%	42.69%	47.08%	47.06%	48.00%	42.69%

THREE YEARS (1)	35.55%	35.34%	36.43%	29.49%	10.67%	10.61%	10.91%	9.00%

FIVE YEARS (1)	44.31%	45.02%	45.61%	35.44%	7.61%	7.72%	7.81%	6.25%

TEN YEARS (1)	60.76%	62.61%	102.99%	118.80%	4.86%	4.98%	7.34%	8.14%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P 600 Growth Index from the Dow Jones U.S. Small-Cap Growth Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 600 Small Cap Growth ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P SmallCap 600 Growth Index from the Dow Jones U.S. Small-Cap Growth Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 600 Small Cap Growth ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	REGENERON		SIGNATURE	SALIX
DESCRIPTION	PHARMACEUTICALS, INC.	HEALTHSPRING, INC.	BANK	PHARMACEUTICALS, LTD.	CROCS, INC.

MARKET VALUE	$3,146,384	2,323,621	1,758,499	1,741,487	1,718,117

% OF NET ASSETS	1.7	1.2	0.9	0.9	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Real Estate Investment Trusts	7.9%
Software	7.7
Semiconductors & Semiconductor Equipment	7.3
Health Care Providers & Services	6.2
Health Care Equipment & Supplies	5.0
Specialty Retail	4.8
Hotels, Restaurants & Leisure	4.3
Textiles, Apparel & Luxury Goods	4.1
Electronic Equipment, Instruments & Components	3.2
Food Products	3.1
Biotechnology	2.9
Pharmaceuticals	2.9
Machinery	2.8
IT Services	2.5
Communications Equipment	2.4
Consumer Finance	2.3
Chemicals	2.2
Internet Software & Services	2.1
Commercial Banks	2.0
Diversified Consumer Services	1.8
Commercial Services & Supplies	1.8
Energy Equipment & Services	1.7
Oil, Gas & Consumable Fuels	1.6
Paper & Forest Products	1.2
Electrical Equipment	1.1
Capital Markets	1.1
Aerospace & Defense	1.0
Internet & Catalog Retail	0.9
Computers & Peripherals	0.8
Metals & Mining	0.8
Gas Utilities	0.8
Road & Rail	0.7
Food & Staples Retailing	0.7
Life Sciences Tools & Services	0.7
Diversified Telecommunication Services	0.6
Leisure Equipment & Products	0.6
Professional Services	0.6
Diversified Financial Services	0.6
Insurance	0.5
Media	0.5
Air Freight & Logistics	0.5
Building Products	0.4
Health Care Technology	0.4
Personal Products	0.4
Beverages	0.3
Airlines	0.3
Electric Utilities	0.2
Household Durables	0.2
Wireless Telecommunication Services	0.2
Thrifts & Mortgage Finance	0.2
Construction Materials	0.2
Household Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Construction & Engineering	0.1
Auto Components	0.1
Short Term Investments	21.4
Other Assets & Liabilities	(21.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 600 Small Cap Value ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 600 Small Cap Value ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “value” characteristics. In seeking to track the performance of the S&P Small Cap 600 Value Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 29.68%, and the total return for the Index was 31.71%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to the historical benchmark change from Dow Jones U.S. Small Cap Value Total Stock Market Index to the Index. In addition, some of the performance differential can be attributed to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Overall the Fund stayed in positive territory for the first three quarters with the most outperformance coming in the third and forth quarter of 2010, specifically in the months of September and December. Recovering sentiment in Europe and solid growth in Asia allowed U.S. equities to hold their own during early July 2010, but fresh employment data looked a bit shaky in August 2010 and cautious technology firms put buyers back on the defensive. When incoming data suggested firmness in manufacturing and labor picture brightened a bit, stocks quickly reversed their seasonal pattern of weakness and continue to climb steadily after Labor Day 2010. A number of riskier segments, including smaller stocks performed particularly well in the third quarter. In the beginning of December 2010 the extension of liquidity measures in the euro-zone and a strong US report on retail sales got equity averages back on track. Thanks largely to a budding recovery in banking names and other financials, value-oriented benchmarks were outperformers in December. With an easy majority of companies outpacing earnings expectations in the first half of 2011, the strength of the upward natural progression of small cap stocks seemed to be justified.

On an individual constituent level, the top contributors to the Fund were Holly Corp., Gentex Corp., and Robbings & Myers Inc. The top negative performers in the Fund were OfficeMax Inc., Skechers USA Inc., and Insituform Technologies Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P 600 Small Cap Value ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

							DOW JONES
			DOW JONES				U.S. SMALL-CAP
			U.S. SMALL-CAP				VALUE TOTAL
	NET ASSET	MARKET	VALUE TOTAL	S&P SMALLCAP	NET ASSET	MARKET	STOCK MARKET	S&P SMALLCAP
	VALUE	VALUE	STOCK MARKET INDEX	600 VALUE INDEX	VALUE	VALUE	INDEX	600 VALUE INDEX

ONE YEAR (1)	29.68%	29.62%	31.59%	31.71%	29.68%	29.62%	31.59%	31.71%

THREE YEARS (1)	31.65%	31.44%	33.35%	23.11%	9.60%	9.54%	10.07%	7.18%

FIVE YEARS (1)	23.18%	23.31%	24.96%	15.70%	4.26%	4.28%	4.56%	2.96%

TEN YEARS (1)	139.08%	139.22%	136.27%	103.58%	9.11%	9.11%	8.98%	7.37%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the S&P 600 Value Index from the Dow Jones U.S. Small-Cap Value Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 600 Small Cap Value ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P SmallCap 600 Value Index from the Dow Jones U.S. Small-Cap Value Total Stock Market Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

SPDR S&P 600 Small Cap Value ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	WORLD FUEL SERVICES	ESTERLINE	PROASSURANCE	MOOG, INC.	EMCOR
DESCRIPTION	CORP.	TECHNOLOGIES CORP.	CORP.	(CLASS A)	GROUP, INC.

MARKET VALUE	$1,247,346	1,145,312	1,050,770	977,633	960,782

% OF NET ASSETS	1.00	0.90	0.80	0.80	0.80

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Commercial Banks	8.7%
Real Estate Investment Trusts	8.0
Machinery	5.7
Electronic Equipment, Instruments & Components	4.9
Aerospace & Defense	4.4
Insurance	4.3
Health Care Providers & Services	4.0
Specialty Retail	3.8
Energy Equipment & Services	3.3
Commercial Services & Supplies	3.1
Chemicals	3.0
Semiconductors & Semiconductor Equipment	3.0
Gas Utilities	3.0
Oil, Gas & Consumable Fuels	2.2
Electric Utilities	2.2
Health Care Equipment & Supplies	2.0
Communications Equipment	2.0
Hotels, Restaurants & Leisure	2.0
Building Products	1.7
Food Products	1.6
Metals & Mining	1.5
Household Durables	1.5
Construction & Engineering	1.5
Food & Staples Retailing	1.5
Electrical Equipment	1.4
Multi-Utilities	1.4
IT Services	1.4
Professional Services	1.3
Textiles, Apparel & Luxury Goods	1.3
Capital Markets	1.0
Road & Rail	0.9
Trading Companies & Distributors	0.9
Media	0.9
Construction Materials	0.9
Thrifts & Mortgage Finance	0.7
Leisure Equipment & Products	0.7
Paper & Forest Products	0.7
Internet Software & Services	0.7
Distributors	0.6
Software	0.6
Computers & Peripherals	0.5
Diversified Consumer Services	0.5
Auto Components	0.5
Air Freight & Logistics	0.5
Life Sciences Tools & Services	0.4
Diversified Telecommunication Services	0.3
Industrial Conglomerates	0.3
Airlines	0.3
Household Products	0.3
Multiline Retail	0.3
Diversified Financial Services	0.3
Wireless Telecommunication Services	0.2
Biotechnology	0.2
Personal Products	0.1
Containers & Packaging	0.1
Pharmaceuticals	0.1
Water Utilities	0.1
Automobiles	0.1
Tobacco	0.1
Health Care Technology	0.1
Real Estate Management & Development	0.1
Internet & Catalog Retail	0.1
Short Term Investments	23.0
Other Assets & Liabilities	(22.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR Global Dow ETF —
Management’s Discussion of Fund Performance

The SPDR® Global Dow ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of multinational blue-chip issuers. In seeking to track the performance of the Global Dow Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 25.99%, and the total return for the Index was 27.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Although financial markets had reached the midpoint of 2010 in a dour mood, besieged by sovereign concerns in Europe and policy uncertainty in Japan, not to mention controversial reform initiatives in the US, the arrival of robust second-quarter earnings reports helped the gloom to dissipate. Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment during the final quarter of 2010, but global financial markets focused instead on a brightening economic outlook. During the buoyant first quarter of 2011, global financial markets navigated turmoil in the Arab world and earthquake devastation in Japan with impressive resilience. The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. During the final week of June, risk appetites picked up again when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations.

The top contributors to the performance of the Fund are Exxon Mobil, Apple and Chevron. After climbing significantly in both 2010 and 2009, Apple, with its legendary iPhones and iPads, is easily continuing with its outperformance through the course of this year as well. The top detractors to the performance of the Fund are Bank of America, Cisco Systems and Research in Motion Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Global Dow ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Global Dow ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.50%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	DOW JONES GLOBAL TITANS		NET ASSET	MARKET	DOW JONES GLOBAL TITANS
	VALUE	VALUE	50 INDEX	GLOBAL DOW INDEX	VALUE	VALUE	50 INDEX	GLOBAL DOW INDEX

ONE YEAR (1)	25.99%	26.23%	27.68%	27.33%	25.99%	26.23%	27.68%	27.33%

THREE YEARS (1)	−3.19%	−2.93%	−2.40%	N/A	−1.07%	−0.98%	−0.81%	N/A

FIVE YEARS (1)	1.36%	1.39%	2.77%	N/A	0.27%	0.28%	0.55	N/A

TEN YEARS (1)	5.61%	5.52%	10.09%	N/A	0.55%	0.54%	0.97	N/A

(1)	Effective May 2, 2011, the Fund has changed its benchmark index to the Global Dow Index from the Dow Jones Global Titans 50 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to May 2, 2011.

SPDR Global Dow ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective May 2, 2011, the Fund has changed its benchmark index to the Global Dow Index from the Dow Jones Global Titans 50 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to May 2, 2011.

SPDR Global Dow ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		SUNPOWER CORP.	COMPAGNIE DE
DESCRIPTION	BASF SE	(CLASS A)	SAINT-GOBAIN	CATERPILLAR, INC.	SCHLUMBERGER, LTD.

MARKET VALUE	$1,532,095	1,449,750	1,369,962	1,309,458	1,283,127

% OF NET ASSETS	1.0	1.0	0.9	0.9	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Commercial Banks	7.9%
Oil, Gas & Consumable Fuels	7.9
Metals & Mining	5.8
Pharmaceuticals	5.7
Semiconductors & Semiconductor Equipment	4.6
Chemicals	3.2
Industrial Conglomerates	3.0
Aerospace & Defense	2.9
Capital Markets	2.8
Diversified Telecommunication Services	2.8
Electric Utilities	2.7
Machinery	2.4
Food & Staples Retailing	2.4
Automobiles	2.2
IT Services	2.1
Media	2.1
Insurance	2.1
Communications Equipment	2.0
Computers & Peripherals	1.9
Multi-Utilities	1.9
Diversified Financial Services	1.9
Wireless Telecommunication Services	1.8
Software	1.8
Household Durables	1.6
Textiles, Apparel & Luxury Goods	1.5
Health Care Equipment & Supplies	1.5
Internet Software & Services	1.4
Trading Companies & Distributors	1.4
Food Products	1.4
Biotechnology	1.4
Household Products	1.3
Air Freight & Logistics	1.3
Hotels, Restaurants & Leisure	1.3
Beverages	1.3
Electrical Equipment	1.1
Specialty Retail	1.1
Building Products	0.9
Energy Equipment & Services	0.9
Internet & Catalog Retail	0.8
Construction & Engineering	0.8
Auto Components	0.7
Consumer Finance	0.7
Tobacco	0.7
Health Care Providers & Services	0.7
Office Electronics	0.7
Metals & Mining	0.6
Airlines	0.6
Short Term Investments	0.0 **
Other Assets & Liabilities	0.4

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

SPDR Dow Jones REIT ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones REIT ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded real estate investment trusts. In seeking to track the performance of the Dow Jones U.S. Select REIT Indexsm (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 34.55%, and the total return for the Index was 34.95%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The performance of the Fund during the Reporting Period was largely in line with its underlying benchmark. A small degree of performance deviation between the Fund and the Index is typically expected due to fund expenses and cash and receivable positions. Specific to this Reporting Period, the Fund also received proceeds from the Mills Corp. class action settlement in February which had a modest positive impact on Fund tracking.

This Reporting Period was another strong year for the U.S. real estate securities market. The market moved higher despite the escalating European sovereign debt crisis, unrest in the Middle East, disruptions from the Japanese earthquake, lackluster recovery of the U.S. economy, and inflation and austerity in the Emerging Markets. Amid the uncertainty, the real estate sector enjoyed stabilizing operating fundamentals, benign supply picture, attractive cost of capital and improving valuations in the private market. Real estate’s relatively high yield, portfolio diversification benefits, and inflation hedging characteristics attracted a growing number of investors to the asset class. Capital flows to publicly traded real estate continued to increase; during the first six months of 2011, U.S. registered open-ended funds received $4.3 billion in flows, exceeding the total level of $3.4 billion for all of 2010.

For the Reporting Period, sectors leveraged to the economic recovery outperformed. The apartment sector delivered a high return and finished the Reporting Period well ahead of the market. Apartment REITs continued to benefit from rising rents, lack of new supply, GSE financing, and continuing weakness in the housing market. In addition to experiencing internal growth, Apartment REITs aggressively pursued external acquisition and development opportunities. AvalonBay (AVB), Equity Residential (EQR, and Camden (CPT) had significant returns during the Reporting Period. The Regional Mall sector performed equally well. Retail sales grew, consistently exceeding investors’ expectations, with the sales productivity of Regional Malls growing alongside them. Taubman (TCO) also had a high for the period attributing part of its success to record-breaking productivity of Apple stores. General Growth (GGP) posted a high return beset by leverage and, subsequently, a successful turnaround story, it remained a mall with one of the highest quality portfolios in the U.S. Hotel sector lagged due to the overhang from the macro-economic headwinds. Results for the office sector were more mixed. REITs with exposure to core commercial office markets in gateway cities outperformed, benefiting from cap rate compression in the private market, as well as rising occupancies and rental rates. In contrast, suburban office REITs continued to suffer from lack of tenant demand and higher vacancies. Datacenter REITs underperformed on speculations of excess supply and obsolesce of cooling and power equipment. These mostly unsubstantiated concerns resulted in Digital Realty (DLR) and Dupont Fabros (DFT) being unduly penalized with relatively low positive returns.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Dow Jones REIT ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones REIT ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	DOW JONES U.S.	NET ASSET	MARKET	DOW JONES U.S.
	VALUE	VALUE	SELECT REIT INDEX	VALUE	VALUE	SELECT REIT INDEX

ONE YEAR	34.55%	34.50%	34.95%	34.55%	34.50%	34.95%

THREE YEARS	15.10%	15.04%	14.82%	4.80%	4.78%	4.71%

FIVE YEARS	8.49%	8.63%	8.65%	1.64%	1.67%	1.67%

TEN YEARS	167.14%	167.49%	172.32%	10.33%	10.34%	10.54%

SPDR Dow Jones REIT ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Dow Jones REIT ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	SIMON PROPERTY				BOSTON PROPERTIES,
DESCRIPTION	GROUP, INC.	EQUITY RESIDENTIAL	VORNADO REALTY TRUST	PUBLIC STORAGE	INC.

MARKET VALUE	$156,693,731	81,356,220	79,035,742	74,016,546	71,164,144

% OF NET ASSETS	10.1	5.2	5.1	4.8	4.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Specialized REITs	25.1%
Retail REITs	25.0
Residential REITs	18.2
Office REITs	17.5
Diversified REITs	7.8
Industrial REITs	6.2
Short Term Investments	12.5
Other Assets & Liabilities	(12.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR KBW Bank ETF —
Management’s Discussion of Fund Performance

SPDR KBW Bank ETF —
Management’s Discussion of Fund Performance

The SPDR® KBW Bank ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded national money centers and leading regional banks. In seeking to track the performance of the KBW Bank Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 5.63%, and the total return for the Index was 6.05%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Financials were able to maintain their resilience through the passage of the Dodd-Frank financial reform bill as they entered the first quarter of the year ended June 30, 2011. However, as the year progressed shares of banks and brokers were constrained by narrowing potential for yield curve profits, ongoing worries over asset portfolios, and less than energetic transactional activity. In the final two quarters of the Reporting Period, financials remained unpopular as investors were concerned about increased regulatory headwinds, muted business prospects, and lingering costs associated with impaired mortgages. The sector fell in both the third and fourth fiscal quarters, securing a spot as the worst performing sector in the final quarter and only sector of the S&P 500® Index that retained a loss since the calendar start of 2011.

Despite this rollercoaster of quarterly returns, twenty of the twenty-five stocks held in the Fund during the past year offered positive contribution to the Fund’s return. Citigroup, U.S. Bancorp, and Capital One Financial Corp. had the greatest contributions to the Fund’s overall return. After being one of the worst performers in the prior period, State Street Corp. turned out a significant return, and ranked as the top performer of the Fund over the Reporting Period. While the majority of firms positively influenced performance, Bank of America and New York Community Bancorp were the two stocks that dragged down returns most significantly over the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR KBW Bank ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR KBW Bank ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	KBW BANK INDEX	VALUE	VALUE	KBW BANK INDEX

ONE YEAR	5.63%	5.66%	6.05%	5.63%	5.66%	6.05%

THREE YEARS	−11.80%	−11.77%	−11.78%	−4.10%	−4.09%	−4.09%

FIVE YEARS	−48.49%	−48.58%	−48.42%	−12.43%	−12.46%	−12.40%

SINCE INCEPTION (1)	−43.91%	−43.90%	−43.67%	−9.74%	−9.74%	−9.67%

(1)	For the period November 8, 2005 to June 30, 2011.

SPDR KBW Bank ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR KBW Bank ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

				BANK OF
DESCRIPTION	JPMORGAN CHASE & CO.	CITIGROUP, INC.	WELLS FARGO & CO.	AMERICA CORP.	U. S. BANCORP

MARKET VALUE	$140,383,506	119,079,407	113,068,977	103,763,690	103,364,989

% OF NET ASSETS	8.3	7.1	6.7	6.2	6.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Regional Banks	43.3%
Other Diversified Financial Services	21.6
Diversified Banks	16.3
Asset Management & Custody Banks	7.8
Thrifts & Mortgage Finance	6.4
Consumer Finance	4.5
Short Term Investments	8.1
Other Assets & Liabilities	(8.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR KBW Capital Markets ETF —
Management’s Discussion of Fund Performance

The SPDR® KBW Capital Markets ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges. In seeking to track the performance of the KBW Capital Markets Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 16.04%, and the total return for the Index was 16.51%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Although financial markets had reached the midpoint of 2010 in a dour mood, besieged by sovereign concerns in Europe and policy uncertainty in Japan, not to mention controversial reform initiatives in the U.S., the arrival of robust second-quarter earnings reports helped the gloom to dissipate during July. Share prices were able to maintain their resilience through the passage of the Dodd-Frank financial reform bill and enter August on a firm note. Fresh employment data looked a bit shaky, and cautious outlooks from some key technology firms put buyers back on the defensive. The Index fell almost 9% in August 2010. Investors braced themselves for the volatility that often arrives in September but when the labor picture brightened a bit, stocks quickly reversed their seasonal pattern of weakness and continued to climb steadily after Labor Day. Despite a strong rebound in September, the financial sector was still one of the worst performing sectors for the quarter. Although insurance and real estate names held in somewhat better, shares of banks and brokers were constrained by narrowing potential for yield curve profits, ongoing worries over asset portfolios, and less than energetic transactional activity. The Index rebounded over 8% in September resulting in a positive return of over 6% in the quarter.

Over the next quarter, enthusiasm for a brightening economic outlook picked up slowly at first, as mixed employment data and fragile consumer confidence in the U.S. blunted the impact of solid earnings reports, while moves to tighter money in China fueled Asian growth concerns. But the anticipation and early November arrival of expanded quantitative easing by the U.S. Federal Reserve muted activity worries, and subsequent gains in private payrolls, purchasing manager surveys, and auto sales gave a better cast to incoming data. Financials were the best performing sector in the U.S. in December. The KBW Capital Markets Index gained over 10% in December, adding to its 6 month gain of more than 24%.

Apart from mild choppiness in January for smaller stocks, U.S. equities worked their way steadily higher in the first seven weeks of 2011, emboldened by solid profit reports and ongoing liquidity from the Federal Reserve. The Index gained over 5% in the first two months of the year, however fell almost 3% in March amid fresh concerns over the resilience of consumer spending and when the broader scope of the devastation and nuclear aftermath from events in Japan became evident. The financial sector tumbled 4.5% in March, but earlier 2011 gains, particularly for insurance stocks, allowed the sector to retain a 4.5% move to the good for the full first quarter of 2011.

The Index lost a little over 4.6% during both May and June, causing it to drop into negative territory for 2011. The ongoing threat of regulatory pressure kept the bigger banking names on the defensive, while beyond the explicit supply from AIG (the U.S. Treasury’s sale of 200 million shares of insurance conglomerate AIG reminded investors that plenty of equity supply remained available to meet any undue expansion of demand), insurance stocks were hurt by potential damage exposure from the accumulation of destructive weather events during the spring. None of the ten major sectors managed to finish with positive returns in June. Financials remained unpopular as investors fretted about increased regulatory headwinds, muted business prospects, and lingering costs associated with impaired mortgages.

SPDR KBW Capital Markets ETF —
Management’s Discussion of Fund Performance (continued)

Franklin Resources was one of the top contributors to performance. The stock was up significantly as compared to the Index return. T. Rowe Price followed close behind. Only three stocks had negative returns for this fiscal year — Investment Technology Group, Jeffries Group and Morgan Stanley, though Morgan Stanley’s impact was marginal.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR KBW Capital Markets ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR KBW Capital Markets ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	KBW CAPITAL MARKETS	NET ASSET	MARKET	KBW CAPITAL MARKETS
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	16.04%	16.10%	16.51%	16.04%	16.10%	16.51%

THREE YEARS	−18.41%	−18.45%	−17.69%	−6.56%	−6.57%	−6.28%

FIVE YEARS	−33.40%	−33.28%	−32.45%	−7.81%	−7.77%	−7.55%

SINCE INCEPTION (1)	−26.37%	−26.37%	−25.13%	−5.28%	−5.28%	−5.01%

(1)	For the period November 8, 2005 to June 30, 2011.

SPDR KBW Capital Markets ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR KBW Capital Markets ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		FRANKLIN		THE GOLDMAN SACHS
DESCRIPTION	STATE STREET CORP.	RESOURCES, INC.	MORGAN STANLEY	GROUP, INC.	CME GROUP, INC.

MARKET VALUE	$5,421,892	5,323,547	4,605,866	4,279,908	4,240,885

% OF NET ASSETS	7.8	7.7	6.7	6.2	6.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Investment Banking & Brokerage	45.1%
Asset Management & Custody Banks	35.5
Specialized Finance	19.2
Short Term Investments	7.8
Other Assets & Liabilities	(7.6)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR KBW Insurance ETF —
Management’s Discussion of Fund Performance

The SPDR® KBW Insurance ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies in the insurance industry. In seeking to track the performance of the KBW Insurance Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 20.35%, and the total return for the Index was 20.88%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Although financial markets had reached the midpoint of 2010 in a dour mood, besieged by sovereign concerns in Europe and policy uncertainty in Japan, not to mention controversial reform initiatives in the U.S., the arrival of robust second-quarter earnings reports helped the gloom to dissipate during July. The KBW Insurance Index gained almost 9% in July and share prices were able to maintain their resilience through the passage of the Dodd-Frank financial reform bill and enter August on a firm note. Fresh employment data looked a bit shaky, and cautious outlooks from some key technology firms put buyers back on the defensive. The Index fell over 5% in August 2010. Investors braced themselves for the volatility that often arrives in September but when the labor picture brightened a bit, stocks quickly reversed their seasonal pattern of weakness and continued to climb steadily after Labor Day. Despite strong rebound in September, the financial sector was still one of the worst performing sectors for the quarter. Although insurance and real estate names held in somewhat better, shares of banks and brokers were constrained by narrowing potential for yield curve profits, ongoing worries over asset portfolios, and less than energetic transactional activity. The Index rebounded over 9% in September and added almost 13% in the quarter.

Over the next quarter, enthusiasm for a brightening economic outlook picked up slowly at first, as mixed employment data and fragile consumer confidence in the U.S. blunted the impact of solid earnings reports, while moves to tighter money in China fueled Asian growth concerns. But the anticipation and early November arrival of expanded quantitative easing by the U.S. Federal Reserve muted activity worries, and subsequent gains in private payrolls, purchasing manager surveys, and auto sales gave a better cast to incoming data. Financials were the best performing sector in the U.S. in December. The KBW Insurance Index gained about 11% in December, adding to its 6 month gain of almost 23%.

Apart from mild choppiness in January for smaller stocks, US equities worked their way steadily higher in the first seven weeks of 2011, emboldened by solid profit reports and ongoing liquidity from the Federal Reserve. The Index gained almost 6% in the first two months of the year, however fell almost 3% in March amid fresh concerns over the resilience of consumer spending and when the broader scope of the devastation and nuclear aftermath from events in Japan became evident. The financial sector tumbled 4.5% in March, but earlier 2011 gains, particularly for insurance stocks, allowed the sector to retain a 4.5% move to the good for the full first quarter of 2011.

The Index lost approximately 4.4% during May. The ongoing threat of regulatory pressure kept the bigger banking names on the defensive, while beyond the explicit supply from AIG (the U.S. Treasury’s sale of 200 million shares of insurance conglomerate AIG reminded investors that plenty of equity supply remained available to meet any undue expansion of demand), insurance stocks were hurt by potential damage exposure from the accumulation of destructive weather events during the spring. The Index lost another 3.5% in June, dropping into negative territory for 2011. None of the ten major sectors managed to finish with positive returns in June. Financials remained unpopular as investors fretted about increased regulatory headwinds, muted business prospects, and lingering costs associated with impaired mortgages.

Ameriprise Financial Inc. was one of the top contributors to performance. The stock was up significantly as compared to the Index return. Only two stocks had negative returns for this fiscal year — Genworth Financial

SPDR KBW Insurance ETF —
Management’s Discussion of Fund Performance (continued)

and MGIC Investment Corp. Genworth Financial, the top performer in the last fiscal year, fell significantly. MGIC Investment Corp, a provider of mortgage insurance, rallied in the first half of the fiscal year only to have negative returns in the second half of the fiscal year.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR KBW Insurance ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR KBW Insurance ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	KBW INSURANCE INDEX	VALUE	VALUE	KBW INSURANCE INDEX

ONE YEAR	20.35%	20.34%	20.88%	20.35%	20.34%	20.88%

THREE YEARS	7.47%	7.56%	8.84%	2.43%	2.46%	2.86%

FIVE YEARS	−11.22%	−11.17%	−9.57%	−2.35%	−2.34%	−1.99%

SINCE INCEPTION (1)	−12.05%	−12.07%	−10.21%	−2.25%	−2.25%	−1.89%

(1)	For the period November 8, 2005 to June 30, 2011.

SPDR KBW Insurance ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR KBW Insurance ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

			PRUDENTIAL
DESCRIPTION	METLIFE, INC.	THE TRAVELERS COS., INC.	FINANCIAL, INC.	AFLAC, INC.	AON CORP.

MARKET VALUE	$20,608,985	18,568,109	15,729,559	13,679,574	11,358,025

% OF NET ASSETS	9.6	8.6	7.3	6.4	5.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Life & Health Insurance	35.9%
Property & Casualty Insurance	30.2
Multi-Line Insurance	10.5
Insurance Brokers	9.7
Reinsurance	6.2
Asset Management & Custody Banks	4.8
Thrifts & Mortgage Finance	2.5
Short Term Investments	4.6
Other Assets & Liabilities	(4.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR KBW Mortgage Finance ETF —
Management’s Discussion of Fund Performance

The SPDR® KBW Mortgage Finance ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the mortgage banking, processing and marketing segment of the U.S. financial services industry. In seeking to track the performance of the KBW Mortgage Financesm Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 0.77%, and the total return for the Index was 1.10%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Financials were able to maintain their resilience through the passage of the Dodd-Frank financial reform bill as they entered the first quarter of the year ended June 30, 2011. However, as the year progressed shares of banks and brokers were constrained by narrowing potential for yield curve profits, ongoing worries over asset portfolios, and less than energetic transactional activity. In the final two quarters of the Reporting Period financials remained unpopular as investors were concerned about increased regulatory headwinds, muted business prospects, and lingering costs associated with impaired mortgages. The sector fell in both the third and fourth fiscal quarters, securing a spot as the worst performing sector in the final quarter and only sector of the S&P 500 Index that retained a loss since the calendar start of 2011.

The Fund weathered the ups and downs over the past year and ended the Reporting Period with a small positive return, with half of the constituents (13 out of 26 stocks) contributing positively to the performance. Meritage Homes, Lennar Corp., and New York Community Bancorp were the standout performers, all with significant returns over the period. On the opposite side of the equation, constituents including Radian Group, Lender Processing Services and Hudson City Bancorp were amongst those that contributed negatively to performance over the Reporting Period. United Community Banks Inc. was the worst performing stock for the second consecutive one year period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR KBW Mortgage Finance ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/29/09, 4/30/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR KBW Mortgage Finance ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	KBW MORTGAGE	NET ASSET	MARKET	KBW MORTGAGE
	VALUE	VALUE	FINANCE INDEX	VALUE	VALUE	FINANCE INDEX

ONE YEAR	0.77%	0.74%	1.10%	0.77%	0.74%	1.10%

SINCE INCEPTION (1)	−1.56%	−1.58%	−1.07%	−0.72%	−0.73%	−0.49%

(1)	For the period April 29, 2009 to June 30, 2011.

SPDR KBW Mortgage Finance ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR KBW Mortgage Finance ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	FIDELITY NATIONAL
	FINANCIAL, INC.			HUDSON CITY
DESCRIPTION	(CLASS A)	D.R. HORTON, INC.	TOLL BROTHERS, INC.	BANCORP, INC.	POPULAR, INC.

MARKET VALUE	$324,055	289,786	285,693	269,787	261,800

% OF NET ASSETS	8.4	7.6	7.4	7.0	6.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Household Durables	34.4%
Thrifts & Mortgage Finance	28.7
Insurance	18.6
Commercial Banks	9.5
Diversified Financial Services	3.9
IT Services	2.6
Real Estate Management & Development	2.0
Short Term Investments	28.7
Other Assets & Liabilities	(28.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR KBW Regional Banking ETF —
Management’s Discussion of Fund Performance

The SPDR® KBW Regional Bankingsm ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the regional banking segment of the U.S. banking industry. In seeking to track the performance of the KBW Regional Bankingsm Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 12.00%, and the total return for the Index was 12.39%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Risk appetites ebbed further as investors worried about lackluster economic activity and prepared for a potentially tricky September, well known historically as the worst month of the year for US equities. Fundamentals were strong enough to overcome stabilization and an eventual upturn came in the US dollar, which rebounded impressively after the US Federal Reserve resumed asset purchases in November. The persistence of low interest rates seemed to be old news, but the fresh buoyancy of US activity came as more of a surprise. In early December, however, the extension of liquidity measures in the euro zone and a strong US report on retail sales got equity averages back on track. Drawing additional support from a deal between President Obama and Republicans in congress to keep taxes low, the markets proceeded to march steadily higher through the month. The financial sector climbed positive in January, as banks, brokers, and real estate firms all continued to relish the salutary combination of cheap money and robust economic activity. Share prices continued to slide through most of June, as the unemployment rate rebounded to 9.1%, its highest level of 2011, and consumer price inflation reached 3.6%, its highest print since October 2008.

On an individual constituent level, the top contributors to the Fund were Cathay General Bancorp, Texas Capital Bancshares Inc., and Signature Bank. Despite the ongoing financial crisis in the country, the three banks have each seen their share prices increase substantially in the last year owing to an improvement in their loan portfolios. The top detractors to the performance of the Fund were Wilmington Trust, Synovus Financial and BancorpSouth.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR KBW Regional Banking ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR KBW Regional Banking ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	KBW REGIONAL	NET ASSET	MARKET	KBW REGIONAL
	VALUE	VALUE	BANKING INDEX	VALUE	VALUE	BANKING INDEX

ONE YEAR	12.00%	11.98%	12.39%	12.00%	11.98%	12.39%

THREE YEARS	3.07%	2.88%	3.27%	1.01%	0.95%	1.08%

FIVE YEARS	−38.99%	−38.89%	−38.39%	−9.41%	−9.38%	−9.23%

SINCE INCEPTION (1)	−38.59%	−38.62%	−37.98%	−9.23%	−9.24%	−9.06%

(1)	For the period June 19, 2006 to June 30, 2011.

SPDR KBW Regional Banking ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR KBW Regional Banking ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		COMMUNITY BANK	ASSOCIATED		FIRST MIDWEST
DESCRIPTION	SVB FINANCIAL GROUP	SYSTEM, INC.	BANC-CORP.	CVB FINANCIAL CORP.	BANCORP, INC.

MARKET VALUE	$16,201,592	15,603,842	14,858,752	14,454,873	14,203,922

% OF NET ASSETS	2.9	2.8	2.7	2.6	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Regional Banks	92.4%
Thrifts & Mortgage Finance	7.3
Short Term Investments	26.5
Other Assets & Liabilities	(26.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR Morgan Stanley Technology ETF —
Management’s Discussion of Fund Performance

The SPDR® Morgan Stanley Technology ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded electronics-based technology companies. In seeking to track the performance of the Morgan Stanley Technology Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 28.27%, and the total return for the Index was 28.91%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Most of the appreciation in 2010 returns came during the latter half of the year, with September alone contributing more than 12% to the Fund return. In early August, a stark upturn in U.S. initial jobless claims put equity investors on the defensive side, especially as consumer confidence seemed to be faltering and government bond yields turned sharply lower. Healthier economic data eased growth concerns, and the month of September kicked off with a big rally that quickly trapped cautious investors. Apart from a temporary inversion that took hold during November 2010, U.S. share prices enjoyed a steady and largely unperturbed advance in the fourth quarter. The hesitant interlude unfolded after the formal announcement of renewed quantitative easing sparked a burst of excitement among buyers. Although the turn of the calendar to 2011 created an easy excuse for investors to sell some of the success stories from 2010, especially when the first trading session of the year saw heady gains in share prices, the slack was easily taken up by other names that may have fared less well over the past twelve months. Information technology was close behind industrials in the first quarter of 2011. Core inflation also continued its steady climb, damping investor hopes that the Federal Reserve might soon introduce a new round of asset purchases after the expiration of Quantitative Easing Two at the end of June.

On an individual constituent level, the top contributors to the return were Salesforce.com, Amazon and Intuit Inc. Amazon, being one of the top leaders in the e-commerce space has seen it shares post modest gains and its e-book reader Kindle continues to provide a generous boost to its revenues. The top negative performers in the Fund were Research In Motion Ltd., followed by Cisco Systems and Hewlett-Packard. Hewlett-Packard saw a significant drop in its share price following the resignation and investigations surrounding the scandal of its former chief executive officer Mark Hurd and the firm’s woes have continued since then.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Morgan Stanley Technology ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Morgan Stanley Technology ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.50%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MORGAN STANLEY	NET ASSET	MARKET	MORGAN STANLEY
	VALUE	VALUE	TECHNOLOGY INDEX	VALUE	VALUE	TECHNOLOGY INDEX

ONE YEAR	28.27%	28.30%	28.91%	28.27%	28.30%	28.91%

THREE YEARS	20.60%	20.52%	22.19%	6.44%	6.42%	6.91%

FIVE YEARS	35.94%	35.65%	39.04%	6.33%	6.29%	6.81%

TEN YEARS	15.11%	14.74%	20.73%	1.42%	1.38%	1.90%

SPDR Morgan Stanley Technology ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Morgan Stanley Technology ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	TELEFONAKTIEBOLAGET			ACCENTURE PLC
DESCRIPTION	LM ERICSSON (CLASS B) ADR	DELL, INC.	SAP AG ADR	(CLASS A)	EMC CORP.

MARKET VALUE	$7,520,007	7,202,074	7,151,363	7,077,720	7,070,542

% OF NET ASSETS	3.6	3.5	3.5	3.4	3.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Software	21.1%
Computers & Peripherals	18.3
Semiconductors & Semiconductor Equipment	17.0
Communications Equipment	14.9
IT Services	12.6
Internet Software & Services	8.2
Internet & Catalog Retail	3.3
Electronic Equipment, Instruments & Components	2.4
Household Durables	2.1
Short Term Investments	5.7
Other Assets & Liabilities	(5.6)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Dividend ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Dividend ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of making dividend payments. In seeking to track the performance of the S&P High Yield Dividend Aristocratstm Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 23.82%, and the total return for the Index was 24.29%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Recovering sentiment in Europe and solid growth in Asia allowed U.S. equities to hold their own during early July, and share prices were able to maintain their resilience through the passage of the Dodd-Frank financial reform bill and enter August on a firm note. As investors braced for the volatility that often arrives in September, incoming data suggested firmness in manufacturing and spending. When the labor picture also brightened a bit, stocks quickly reversed their seasonal pattern of weakness and continued to climb steadily after Labor Day. With consumer price inflation staying near 1% on both the headline and the core measures, additional quantitative measures from the Federal Reserve seemed more likely, and concerns about muted recovery gave way to prospects of increasingly favorable liquidity conditions. In December, volatility measures dropped to their lowest levels in months. U.S. equities worked their way steadily higher in the first seven weeks of 2011, emboldened by solid profit reports and ongoing liquidity from the Federal Reserve. Only when Libyan violence erupted in late February, spurring a leap in oil and gasoline prices, did U.S. averages stumble in a meaningful way. Amid fresh concerns over the resilience of consumer spending, share prices slumped into early March, continuing when the broader scope of the devastation and nuclear aftermath from events in Japan became evident. Although U.S. equities hesitated in early April amid a dip in the Institute for Supply Management (“ISM”) services index and a slump in small business confidence, a steady diet of healthy first-quarter earnings reports easily got share prices back on track. New vulnerabilities came to light during May, when weekly jobless claims surged and housing data deteriorated afresh. Share prices continued to slide through most of June, as the unemployment rate rebounded to 9.1%, its highest level of 2011, and consumer price inflation reached 3.6%, its highest print since October 2008. Core inflation also continued its steady climb, dampening investor hopes that the Federal Reserve might soon introduce a new round of asset purchases after the expiration of quantitative easing two at the end of June. The only relief for equity holders came late in the month with the announcement that crude oil in storage would be allocated to the marketplace. Developments in Europe provided an additional boost to sentiment, as competing interests seemed to come together on a financing plan for Greece that would give the country a few months of time to shore up its budget.

The top contributor to return this year was Centurylink Inc, the third largest telecommunications company in the United States. Centurylink saw positive performance resulting from the company’s focusing on improving and expanding broadband capabilities and availability as well as increasing connectivity speeds to customers. Supervalu Inc. was the most significant drag on return this year as the grocer saw declining sales and revenue.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Dividend ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Dividend ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			S&P HIGH YIELD			S&P HIGH YIELD
	NET ASSET	MARKET	DIVIDEND	NET ASSET	MARKET	DIVIDEND
	VALUE	VALUE	ARISTOCRATS INDEX	VALUE	VALUE	ARISTOCRATS INDEX

ONE YEAR	23.82%	23.81%	24.29%	23.82%	23.81%	24.29%

THREE YEARS	37.26%	37.21%	37.60%	11.13%	11.12%	11.23%

FIVE YEARS	19.10%	18.84%	19.94%	3.56%	3.51%	3.70%

SINCE INCEPTION (1)	26.44%	26.43%	27.34%	4.24%	4.24%	4.38%

(1)	For the period November 8, 2005 to June 30, 2011.

SPDR S&P Dividend ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Dividend ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

				CINCINNATI	CONSOLIDATED
DESCRIPTION	PITNEY BOWES, INC.	CENTURYLINK, INC.	HCP, INC.	FINANCIAL CORP.	EDISON, INC.

MARKET VALUE	$232,779,268	227,564,177	191,084,932	185,414,389	177,210,192

% OF NET ASSETS	3.9	3.8	3.2	3.1	3.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Gas Utilities	8.8%
Household Products	8.4
Chemicals	7.2
Insurance	6.9
Beverages	4.9
Real Estate Investment Trusts	4.9
Multi-Utilities	4.8
Pharmaceuticals	4.6
Commercial Services & Supplies	3.9
Diversified Telecommunication Services	3.8
Food Products	3.8
Machinery	3.8
Containers & Packaging	3.4
Oil, Gas & Consumable Fuels	3.4
Food & Staples Retailing	2.7
Household Durables	2.6
Distributors	2.1
Commercial Banks	2.1
Hotels, Restaurants & Leisure	2.0
Textiles, Apparel & Luxury Goods	1.8
Electrical Equipment	1.7
IT Services	1.6
Industrial Conglomerates	1.5
Media	1.5
Specialty Retail	1.5
Capital Markets	1.4
Computers & Peripherals	1.4
Health Care Providers & Services	1.2
Health Care Equipment & Supplies	1.2
Tobacco	0.8
Short Term Investments	9.4
Other Assets & Liabilities	(9.1)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Biotech ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Biotech ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the biotechnology segment of a U.S. total market composite index. In seeking to track the performance of the S&P Biotechnology Select Industrytm Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 40.92%, and the total return for the Index was 41.35%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

A revival of interest in dividend-rich healthcare names helped the biotechnology group take an ample 12 month lead over the broad S&P 500 Index, with the Fund outpacing S&P 500 returns by over 10%. While merger and acquisitions involving European or US biotech firms had slowed down in the last 12 months, companies in the industry continued having strong aggregate net profit attributed to the increasing demand of growing and ageing populations for innovative new drugs, diagnostics and medical devices to prevent and treat complex modern diseases.

Four out of the 43 names in the Index had triple digit returns over the last 12 month-month period: Pharmasset Inc., Regeneron Pharmaceuticals, Biogen Idec Inc. and Cepheid. Pharmasset shares were fueled by buyout speculation to an all-time high even though the company has no marketable drugs to date. Regeneron’s stock jumped after an FDA advisory panel voted unanimously that its newest drug, Eylea for the treatment of the neovascular form of age-related macular degeneration, should be considered for FDA approval. Biogen returns were driven by a renewed interest in the experimental drug Tysabri, an older second-line MS drug linked to a rare brain disease and other side effects. Cepheid shares swelled on growing sales of its GeneXpert DNA testing system.

The worst performing stocks in the Index for the Reporting Period were Savient Pharmaceuticals Inc. and AMAG Pharmaceuticals. Savient Pharmaceuticals’ stock fell in October of 2010 when the company announced its efforts to sell and had failed to find a buyer. AMAG Pharmaceutical stock went down in September of 2010 on the news that AMAG would be investigated by FDA about potential cardiac safety issues with the company’s main drug Feraheme, a treatment for iron deficiency anemia.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Biotech ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Biotech ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P BIOTECHNOLOGY	NET ASSET	MARKET	S&P BIOTECHNOLOGY
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	40.92%	41.02%	41.35%	40.92%	41.02%	41.35%

THREE YEARS	27.51%	27.63%	28.52%	8.44%	8.47%	8.72%

FIVE YEARS	61.94%	62.15%	64.29%	10.12%	10.15%	10.44%

SINCE INCEPTION (1)	49.65%	49.72%	52.17%	7.73%	7.74%	8.06%

(1)	For the period January 31, 2006 to June 30, 2011.

SPDR S&P Biotech ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Biotech ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

			AMYLIN	VERTEX
			PHARMACEUTICALS,	PHARMACEUTICALS,
DESCRIPTION	ARIAD PHARMACEUTICALS, INC.	BIOGEN IDEC, INC.	INC.	INC.	INCYTE CORP.

MARKET VALUE	$22,068,041	21,823,762	20,374,561	20,085,765	20,071,495

% OF NET ASSETS	3.4	3.4	3.2	3.1	3.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Biotechnology	100.0%
Short Term Investments	18.8
Other Assets & Liabilities	(18.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Health Care Equipment ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		HEARTWARE			VARIAN MEDICAL
DESCRIPTION	VOLCANO CORP.	INTERNATIONAL, INC.	INTUITIVE SURGICAL, INC.	THE COOPER COS., INC.	SYSTEMS, INC.

MARKET VALUE	$478,021	471,223	470,347	464,822	454,220

% OF NET ASSETS	2.5	2.4	2.4	2.4	2.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Health Care Equipment	83.0%
Health Care Supplies	16.9
Short Term Investments	0.1
Other Assets & Liabilities	0.0 **

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

SPDR S&P Homebuilders ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Homebuilders ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the homebuilding segment of a U.S. total market composite index. In seeking to track the performance of the S&P Homebuilders Select Industrytm Index (the “Fund”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 28.59%, and the total return for the Index was 29.10%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Consumer discretionary stocks gained ground at the start of the fiscal year, reflecting broad participation in the market rally during that time. Economically sensitive groups performed well during the summer, as worries about fresh economic reversal gave way to hopes that additional easing from the Federal Reserve would serve to boost confidence and by extension activity levels. This continued into the final months of 2010. Even though consumer sentiment measures stayed fairly tame through 2010, American spending patterns proved remarkably resilient. Only in December did the performance of discretionary stocks show the least signs of tiring, as investors seemed to look for alternative plays on recovery. Conversely, there were hints of faltering in March 2011. Sellers of consumer goods faced stiffer competition from basic costs for food and energy, but these stocks finished out the fiscal year with signs of strength. Consumer discretionary benefited despite ongoing concerns about employment.

The top contributor to return this year was Tempur Pedic, as the mattress company experienced strong sales, up significantly from the prior year, in North America. International revenue and margins also increased. Ameron International Corp. was the worst performing security in the Fund for the Reporting Period as the manufacturer faced senior management problems.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Homebuilders ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Homebuilders ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P HOMEBUILDERS	NET ASSET	MARKET	S&P HOMEBUILDERS
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	28.59%	28.55%	29.10%	28.59%	28.55%	29.10%

THREE YEARS	14.63%	14.48%	14.94%	4.66%	4.61%	4.75%

FIVE YEARS	−42.57%	−42.78%	−42.72%	−10.50%	−10.56%	−10.55%

SINCE INCEPTION (1)	−58.48%	−58.48%	−58.57%	−14.99%	−14.99%	−15.02%

(1)	For the period January 31, 2006 to June 30, 2011.

SPDR S&P Homebuilders ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Homebuilders ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	TEMPUR-PEDIC				LENNAR CORP.
DESCRIPTION	INTERNATIONAL, INC.	WHIRLPOOL CORP.	PULTE GROUP, INC.	BED BATH & BEYOND, INC.	(CLASS A)

MARKET VALUE	$31,019,715	29,722,053	29,485,860	29,427,177	29,009,363

% OF NET ASSETS	4.0	3.8	3.8	3.8	3.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Homebuilding	28.5%
Building Products	24.1
Home Furnishing Retail	17.2
Home Furnishings	13.6
Home Improvement Retail	9.4
Household Appliances	7.1
Short Term Investments	21.5
Other Assets & Liabilities	(21.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Metals and Mining ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Metals and Mining ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the metals and mining segment of a U.S. total market composite index. In seeking to track the performance of the S&P Metals & Mining Select Industry® Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 52.93%, and the total return for the Index was 53.58%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund had an impressive run over the Reporting Period, well outperforming the broad S&P 500 Index. The rapidly expanding Chinese and other emerging market economies are straining world-wide demand for industrial metals, pushing metal prices to rise further. The metals and mining sector is set to continue to experience growth.

While the majority of the stocks in the Fund finished Reporting Period with significant positive returns, two names stood out with triple digit returns, Massey Energy Corp. and International Coal Group. After the Upper Big Branch Mine disaster in West Virginia in April 2010, when an explosion at a Massey owned mine killed 29 miners, Massey shares were deeply depressed. However Massey Energy shares rallied later in the year as Alpha Natural Resources agreed to the purchase of Massey Energy for $7.1 billion, thus creating the largest metallurgical coal company in the U.S. The acquisition was completed on June 1, 2011. The newly merged company will be one of the largest producers of metallurgical coal in the world, which is used for making steel. Prices for metallurgical coal have been going up significantly in the last year due to economic growth and infrastructure development in China, Brazil and other developing countries.

International Coal Group, Inc. was acquired by Arch Coal, Inc. in June 2011 for $3.4 billion. The newly merged company became the second largest U.S. metallurgical coal producer and benefited from similar macro economic factors that were driving the price of metallurgical coal up.

The worst performers in the Fund during the Reporting Period were USEC Inc. and US Gold Corp. Shares of USEC Inc., a company that supplies uranium to commercial nuclear plants, plunged after the devastating earthquake that caused a nuclear scare in Japan in March of 2011. Despite gold and other precious metals prices going up, US Gold Corporation, a company specializing in production and exploration of gold, silver, and other precious metals, still wasn’t reporting revenue and continued to see losses as it continued exploration and production preparations.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Metals & Mining ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Metals & Mining ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P METALS & MINING	NET ASSET	MARKET	S&P METALS & MINING
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	52.93%	53.10%	53.58%	52.93%	53.10%	53.58%

THREE YEARS	−24.00%	−24.10%	−23.52%	−8.74%	−8.78%	−8.55%

FIVE YEARS	44.72%	45.46%	46.64%	7.67%	7.78%	7.96%

SINCE INCEPTION (1)	67.44%	67.47%	69.68%	10.78%	10.79%	11.08%

(1)	For the period June 19, 2006 to June 30, 2011.

SPDR S&P Metals & Mining ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Metals & Mining ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		CARPENTER	WORTHINGTON	STILLWATER MINING	ALLIED NEVADA GOLD
DESCRIPTION	MOLYCORP, INC.	TECHNOLOGY CORP.	INDUSTRIES, INC.	CO.	CORP.

MARKET VALUE	$33,703,838	33,305,239	32,832,353	32,501,969	32,413,422

% OF NET ASSETS	3.0	2.9	2.9	2.9	2.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Steel	30.6%
Diversified Metals & Mining	23.4
Coal & Consumable Fuels	20.1
Gold	10.7
Precious Metals & Minerals	8.0
Aluminum	7.0
Short Term Investments	17.2
Other Assets & Liabilities	(17.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Oil & Gas Equipment & Services ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Oil & Gas Equipment & Services ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index. In seeking to track the performance of the S&P Oil & Gas Equipment & Services Select Industry® Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 67.00%, and the total return for the Index was 67.57%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund’s performance relative to the Index was within the normal range during the last year, but trailed its benchmark primarily due to fund expenses, cash and compounding.

As unexpected resilience in economic data combined with fresh monetary accommodation, commodity benchmarks turned in generous gains for the first half of the fiscal year, with the bulk of the moves coming in December. Energy prices saw their best gains since 2009, as crude oil notched new post-recession highs and wintry weather finally stirred natural gas out of a protracted slumber. Led by hefty double-digit gains for several refiners and natural gas producers, the energy sector continued to surge over the first three months of 2011. After impressive gains for the first three quarters of the fiscal year, energy stocks endured a decline in the final three months as energy prices eased back and investors shifted their portfolios towards issues that were less sensitive to the economy.

The top contributor to return this year was National Oilwell Varco (“NOV”). NOV saw continued strength in drilling activity throughout the fiscal year and the stock rose on prospects of an increase in orders for onshore rigs to meet demand for drilling deeper into thick rock to reach oil and natural gas. Exterran Holdings, last year’s top performer, was the most significant drag on return this year.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Oil & Gas Equipment & Services ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Oil & Gas Equipment & Services ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P OIL & GAS			S&P OIL & GAS
	NET ASSET	MARKET	EQUIPMENT & SERVICES	NET ASSET	MARKET	EQUIPMENT & SERVICES
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	67.00%	67.10%	67.57%	67.00%	67.10%	67.57%

THREE YEARS	−16.66%	−16.70%	−16.03%	−5.89%	−5.91%	−5.66%

FIVE YEARS	37.56%	38.11%	39.47%	6.59%	6.67%	6.88%

SINCE INCEPTION (1)	52.67%	52.64%	54.82%	8.77%	8.77%	9.07%

(1)	For the period June 19, 2006 to June 30, 2011.

SPDR S&P Oil & Gas Equipment & Services ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Oil & Gas Equipment & Services ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	BASIC ENERGY			CAMERON
DESCRIPTION	SERVICES, INC.	PIONEER DRILLING CO.	CARBO CERAMICS, INC.	INTERNATIONAL CORP.	UNIT CORP.

MARKET VALUE	$12,644,929	11,788,338	11,604,158	11,595,164	11,502,061

% OF NET ASSETS	2.6	2.4	2.4	2.4	2.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Oil & Gas Equipment & Services	72.7%
Oil & Gas Drilling	27.2
Short Term Investments	11.5
Other Assets & Liabilities	(11.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Oil & Gas Exploration & Production ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Oil & Gas Exploration & Production ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index. In seeking to track the performance of the S&P Oil & Gas Exploration & Production Select Industry® Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 51.84%, and the total return for the Index was 52.44%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund’s performance relative to the Index was within the normal range during the last year, but trailed its benchmark due to expenses, cash and compounding.

As unexpected resilience in economic data combined with fresh monetary accommodation, commodity benchmarks turned in generous gains for the first half of the fiscal year, with the bulk of the moves coming in December. Energy prices saw their best gains since 2009, as crude oil notched new post-recession highs and wintry weather finally stirred natural gas out of a protracted slumber. Led by hefty double-digit gains for several refiners and natural gas producers, the energy sector continued to surge over the first three months of 2011. After impressive gains for the first three quarters of the fiscal year, energy stocks endured a decline in the final three months as energy prices eased back and investors shifted their portfolios towards issues that were less sensitive to the economy.

The top contributor to return this year was Anadarko Petroleum thanks to a rise in natural gas prices. As of the end of 2010, the company had approximately 2.42 billion barrels-equivalent of proven reserves, making it one of the world’s largest independent exploration and production companies. Petroleum Development Corporation was the most significant drag on return this year.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Oil & Gas Exploration & Production ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Oil & Gas Exploration& Production ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P OIL & GAS
	NET ASSET	MARKET	EXPLORATION & PRODUCTION SELECT	NET ASSET	MARKET	S&P OIL & GAS EXPLORATION & PRODUCTION SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

ONE YEAR	51.84%	51.96%	52.44%	51.84%	51.96%	52.44%

THREE YEARS	−14.27%	−14.19%	−13.58%	−5.00%	−4.97%	−4.75%

FIVE YEARS	54.35%	55.12%	56.55%	9.07%	9.18%	9.38%

SINCE INCEPTION (1)	78.64%	78.71%	81.20%	12.22%	12.23%	12.53%

(1)	For the period June 19, 2006 to June 30, 2011.

SPDR S&P Oil & Gas Exploration & Production ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Oil & Gas Exploration & Production ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		NORTHERN OIL			CARRIZO OIL &
DESCRIPTION	WESTERN REFINING, INC.	AND GAS, INC.	CVR ENERGY, INC.	HOLLYFRONTIER CORP.	GAS, INC.

MARKET VALUE	$9,446,942	9,257,083	9,252,295	9,107,015	9,035,326

% OF NET ASSETS	1.6	1.6	1.6	1.5	1.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Oil & Gas Exploration & Production	79.6%
Oil & Gas Refining & Marketing	11.6
Integrated Oil & Gas	9.5
Short Term Investments	33.4
Other Assets & Liabilities	(34.1)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Pharmaceuticals ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Pharmaceuticals ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index. In seeking to track the performance of the S&P Pharmaceuticals Select Industry® Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 33.35%, and the total return for the Index was 33.70%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Over the Reporting Period, the Fund generated positive returns for each quarter. The third quarter of 2010 provided the largest boost in returns with the Fund increasing over 12% with the help of the announcement of the second quantitative easing (“QE2”). With the backdrop of the renewed tax cuts in the US, the fund finished the second half of 2010 with a return of 9% in the fourth quarter. This netted almost 20% in returns for the second half of 2010 providing the solid return base for the final six months of performance. During the Reporting Period, the Fund moved in line with its benchmark.

Although US equities hesitated in early April amid a dip in the Institute for Supply Management services index and a slump in small business confidence, a steady diet of healthy first-quarter earnings reports easily got share prices back on track. There were signs of malaise beneath the surface, however, as defensive sectors were starting to perform better and smaller stocks did not recover their swagger as readily as they had during the March volatility that was linked to Japan. The new vulnerabilities came to light during May, when weekly jobless claims surged and housing data deteriorated afresh. Share prices continued to slide through most of June, as the unemployment rate rebounded to 9.1%, its highest level of 2011, and consumer price inflation reached 3.6%, its highest print since October 2008. Core inflation also continued its steady climb, dampening investor hopes that the Federal Reserve might soon introduce a new round of asset purchases after the expiration of QE2 at the end of June. The only relief for equity holders came late in the month with the announcement that crude oil in storage would be allocated to the marketplace. Developments in Europe provided an additional boost to sentiment, as competing interests seemed to come together on a financing plan for Greece that would give the country at least a few months to shore up its budget. The late June rally in US stocks was sharp enough that the S&P 500® Index, which still lost 1.7% for the month, eked out a marginal second-quarter gain of 0.1% that lifted its year-to-date return to a thoroughly respectable 6.0%.

In the more difficult trading conditions of the second quarter, larger stocks finally showed enough mettle to sustain outperformance of smaller issues. The latter participated fully in the down phases during the spring, while showing unaccustomed sluggishness during rallies. Only towards the end of June did small cap issues demonstrate signs of the vigor that has spurred them to persistent outperformance in recent years. The late charge was not enough to overtake larger names for the full second quarter. The Russell 2000® Index of smaller caps declined 2.3% in June and 1.6% for the latest three months. It retains a 6.2% advance on a year-to-date basis, but this leaves the small stock benchmark with only a 20-basis-point advantage over the S&P 500® Index as we enter the second half of 2011. Middle capitalization names also lagged during the second quarter, as the S&P Midcap 400 IndexTM dipped 2.0% in June and 0.7% over the three-month period, but with an 8.6% return since the start of 2011, the S&P 400 still looks like a winner relative to other broad US averages. It’s worth noting that the Dow Jones Industrial Average managed to match the Midcap Index over the course of the first half.

SPDR S&P Pharmaceuticals ETF —
Management’s Discussion of Fund Performance (continued)

As a result of the non-cyclical nature of pharmaceutical stocks, the Pharmaceutical industry performed well over the last year. The nature of the Pharmaceutical industry allows it grow earnings and dividends through up and down markets. Much of this can be supported by the changing demographics and the aging of the baby boomers. This shift has been supportive to the industry.

Over the last 12 months, the Index returns were driven by a number of different factors. Some of the top performers in the Index were Questcor Pharmaceuticals and King Pharmaceuticals. Questcor Pharmaceuticals exhibited strong growth over the 12 month period with continued growth in revenues and earnings. King Pharmaceuticals was acquired in the first quarter of 2011 by Pfizer. For the time period the Fund held this security, the company returned over 85%.

On the downside, there were only a few names that generated losses for the Fund over the Reporting Period. VIVUS Inc and Nektar Therapeutics were among the companies whose returns lagged the Index. VIVUS Inc was added in the December 2010 rebalance and was down roughly 47% since it’s addition to the Index. Much of this was related to the FDA warnings that Qnexa, their weight-loss drug, may increase the potential risk of birth defects, cleft lip and cleft palate, when topiramate, an ingredient in the weight loss drug, is taken during pregnancy. Nektar Therapeutics has seen a steady decline in it’s stock price over the past 12 months. Much of this has stemmed from the concern about the companies continued financing.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Pharmaceuticals ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Pharmaceuticals ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P PHARMACEUTICALS	NET ASSET	MARKET	S&P PHARMACEUTICALS
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	33.35%	33.22%	33.70%	33.35%	33.22%	33.70%

THREE YEARS	70.07%	69.92%	71.14%	19.37%	19.33%	19.61%

FIVE YEARS	69.90%	69.73%	71.53%	11.18%	11.16%	11.40%

SINCE INCEPTION (1)	72.39%	72.34%	74.05%	11.43%	11.42%	11.63%

(1)	For the period June 19, 2006 to June 30, 2011.

SPDR S&P Pharmaceuticals ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P	S&P Pharmaceuticals
	Pharmaceuticals ETF	Select Industry
	(a)	Index (b)
6/19/2006	10000	10000
Jun-06	10146	10147
Jul-06	10341	10345
Aug-06	10658	10667
Sep-06	10951	10964
Oct-06	11058	11073
Nov-06	10932	10950
Dec-06	11063	11085
Jan-07	11522	11551
Feb-07	11231	11262
Mar-07	11115	11148
Apr-07	11788	11829
May-07	11911	11952
Jun-07	11482	11522
Jul-07	10691	10729
Aug-07	10723	10765
Sep-07	10941	10987
Oct-07	11124	11175
Nov-07	11054	11109
Dec-07	10908	10965
Jan-08	10413	10467
Feb-08	10214	10267
Mar-08	9910	9940
Apr-08	10296	10328
May-08	10537	10572
Jun-08	10135	10168
Jul-08	10496	10532
Aug-08	11043	11084
Sep-08	10320	10357
Oct-08	8989	9015
Nov-08	9137	9162
Dec-08	9907	9936
Jan-09	9659	9685
Feb-09	8394	8413
Mar-09	8913	8936
Apr-09	8679	8704
May-09	9279	9308
Jun-09	9943	9979
Jul-09	10320	10360
Aug-09	10865	10911
Sep-09	11707	11761
Oct-09	11175	11226
Nov-09	12211	12273
Dec-09	12687	12755
Jan-10	12749	12820
Feb-10	12960	13037
Mar-10	14078	14165
Apr-10	13971	14062
May-10	13463	13553
Jun-10	12926	13014
Jul-10	13279	13372
Aug-10	13358	13453
Sep-10	14571	14681
Oct-10	15326	15449
Nov-10	14800	14921
Dec-10	15520	15652
Jan-11	15573	15710
Feb-11	15507	15647
Mar-11	15816	15962
Apr-11	17153	17314
May-11	17590	17755
Jun-11	17239	17405

SPDR S&P Pharmaceuticals ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

				WATSON	WARNER
DESCRIPTION	JAZZ PHARMACEUTICALS, INC.	MYLAN, INC.	SALIX PHARMACEUTICALS, LTD.	PHARMACEUTICALS, INC.	CHILCOTT PLC

MARKET VALUE	$11,618,440	10,512,430	10,450,595	10,204,962	10,196,662

% OF NET ASSETS	4.8	4.3	4.3	4.2	4.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Pharmaceuticals	99.8%
Short Term Investments	13.9
Other Assets & Liabilities	(13.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Retail ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Retail ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the retail segment of a U.S. total market composite index. In seeking to track the performance of the S&P Retail Select Industry® Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 51.46%, and the total return for the Index was 51.91%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Over the Reporting Period, the Fund generated positive returns for each quarter. The third quarter of 2010 provided the largest boost in returns with the fund increasing over 17% with the help of the announcement of the second quantitative easing (“QE2”). With the backdrop of the renewed tax cuts in the US, the Fund finished the second half of 2010 with a return of 16% in the fourth quarter. This netted roughly 36% in returns for the second half of 2010 providing the solid return base for the final six months of performance. During the Reporting Period, the Fund moved in line with its benchmark.

Although US equities hesitated in early April amid a dip in the Institute for Supply Management services index and a slump in small business confidence, a steady diet of healthy first-quarter earnings reports helped in getting share prices back on track. There were signs of malaise beneath the surface; however, as defensive sectors were starting to perform better and smaller stocks did not recover their swagger as readily as they had during the March volatility that was linked to Japan. The new vulnerabilities came to light during May, when weekly jobless claims surged and housing data deteriorated afresh. Share prices continued to slide through most of June, as the unemployment rate rebounded to 9.1%, its highest level of 2011, and consumer price inflation reached 3.6%, its highest print since October 2008. Core inflation also continued its steady climb, dampening investor hopes that the Federal Reserve might soon introduce a new round of asset purchases after the expiration of QE2 at the end of June. The only relief for equity holders came late in the month with the announcement that crude oil in storage would be allocated to the marketplace. Developments in Europe provided an additional boost to sentiment, as competing interests seemed to come together on a financing plan for Greece that would give the country a few months of time to shore up its budget. The late June rally in US stocks was sharp enough that the S&P 500® Index, which still lost 1.7% for the month, eked out a marginal second-quarter gain of 0.1% that lifted its year-to-date return to a thoroughly respectable 6.0%.

In the more difficult trading conditions of the second quarter, larger stocks finally showed enough mettle to sustain outperformance of smaller issues. The latter participated fully in the down phases during the spring, while showing unaccustomed sluggishness during rallies. Only towards the end of June did small cap issues demonstrate signs of the vigor that has spurred them to persistent outperformance in recent years. The late charge was not enough to overtake larger names for the full second quarter. The Russell 2000® Index of smaller caps declined 2.3% in June and 1.6% for the latest three months. It retains a 6.2% advance on a year-to-date basis, but this leaves the small stock benchmark with only a 20-basis-point advantage over the S&P 500® Index as we enter the second half of 2011. Middle capitalization names also lagged during the second quarter, as the S&P Midcap 400 IndexTM dipped 2.0% in June and 0.7% over the three-month period, but with an 8.6% return since the start of 2011, the S&P 400 still looks like a winner relative to other broad US averages. It’s worth noting that the Dow Jones Industrial Average managed to match the Midcap Index over the course of the first half.

SPDR S&P Retail ETF —
Management’s Discussion of Fund Performance (continued)

The retail industry is generally driven by consumer behavior. In 2010 and early 2011, consumers started spending in what seemed to be some preliminary signs of growth. Growth was not spread evenly across the retail industry. Within the retail industry, online retail showed some of the most promising growth in the industry.

During the Reporting Period months, the Index returns were driven by a number of different factors. Some of the top performers in the Index were Priceline.com and Netflix. Both Priceline.com and Netflix showed steady growth over the Reporting Period with continued growth in revenues and earnings.

There were very few names that generated losses for the Fund over the Reporting Period. Aeropostale and RadioShack were among the companies whose returns lagged the Index. Aeropostale was down significantly for the Reporting Period due to weakening sales. RadioShack sales were down for much of its consumer electronics goods however the decrease in sales was partially supported by the increase in mobility/wireless business sales.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Retail ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Retail ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P RETAIL SELECT	NET ASSET	MARKET	S&P RETAIL SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

ONE YEAR	51.46%	51.46%	51.91%	51.46%	51.46%	51.91%

THREE YEARS	90.77%	91.29%	92.29%	24.02%	24.14%	24.35%

FIVE YEARS	50.40%	50.47%	52.87%	8.50%	8.51%	8.86%

SINCE INCEPTION (1)	54.04%	54.01%	56.59%	8.96%	8.96%	9.32%

(1)	For the period June 19, 2006 to June 30, 2011.

SPDR S&P Retail ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Retail ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

DESCRIPTION	RITE AID CORP.	GENESCO, INC.	OFFICEMAX, INC.	OFFICE DEPOT, INC.	CARMAX, INC.

MARKET VALUE	$6,879,917	6,771,906	6,735,818	6,657,907	6,628,948

% OF NET ASSETS	1.3	1.2	1.2	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Apparel Retail	30.1%
Specialty Stores	15.2
Automotive Retail	12.2
Food Retail	9.3
Department Stores	7.4
General Merchandise Stores	6.8
Internet Retail	6.2
Computer & Electronics Retail	4.2
Hypermarkets & Super Centers	4.2
Drug Retail	3.2
Catalog Retail	1.0
Short Term Investments	20.2
Other Assets & Liabilities	(20.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Semiconductor ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P® Semiconductor ETF (the “Fund”) seeks to replicate as closely as possible, before expense, the performance of an index derived from the semiconductor segment of a U.S. total market composite index. In seeking to track the performance of the S&P Semiconductor Select Industrytm Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 34.66%, and the total return for the Index was 35.10%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

While the Fund tracked within expectations, several factors in addition to fees and expenses contributed to the Fund underperforming the index over the past year. Cash, security misweights, transaction costs and raising cash for the dividend distribution all contributed to the Fund underperforming the Index.

With market conditions strengthening over the past year, the Fund posted positive returns, with 76% of the stocks within the equal-weighted Fund being positive for that same period. The Fund began the year strong with first and second quarter gains of over 8.7% and 20.4% respectively. Despite a lag in the fourth quarter with performance down 4.4%, growth within the semiconductor space earlier in the year led the Fund to significantly outperform the broader market over the past year.

For the Fund, the largest positive contributions came from positions in Atmel Corp. and Cypress Semiconductor Corp., which posted significant gains over the past year. Despite positive performance in over 75% of the Funds’ holdings, there were a few positions that did contribute negatively to the Fund’s overall performance. Namely, Cree, Inc. fell significantly from it’s highs of the prior year. RF Micro Devices Inc. and Silicon Image also fell significantly over the past year.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Semiconductor ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Semiconductor ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P SEMICONDUCTOR	NET ASSET	MARKET	S&P SEMICONDUCTOR
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	34.66%	34.64%	35.10%	34.66%	34.64%	35.10%

THREE YEARS	37.85%	37.64%	36.69%	11.29%	11.24%	10.98%

FIVE YEARS	22.47%	23.45%	22.02%	4.14%	4.30%	4.06%

SINCE INCEPTION (1)	8.68%	8.68%	8.42%	1.55%	1.55%	1.50%

(1)	For the period January 31, 2006 to June 30, 2011.

SPDR S&P Semiconductor ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Semiconductor ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	ENTROPIC			NETLOGIC
DESCRIPTION	COMMUNICATIONS, INC.	CIRRUS LOGIC, INC.	FIRST SOLAR, INC.	MICROSYSTEMS, INC.	DIODES, INC.

MARKET VALUE	$2,712,161	2,607,966	2,601,354	2,560,082	2,553,285

% OF NET ASSETS	2.4	2.3	2.3	2.2	2.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Semiconductors & Semiconductor Equipment	99.8%
Short Term Investments	19.1
Other Assets & Liabilities	(18.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Telecom ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	RIVERBED
DESCRIPTION	TECHNOLOGY, INC.	ARUBA NETWORKS, INC.	TELLABS, INC.	TEKELEC	INTERDIGITAL, INC.

MARKET VALUE	$191,418	190,804	188,673	188,005	187,175

% OF NET ASSETS	1.9	1.8	1.8	1.8	1.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Communications Equipment	59.9%
Wireless Telecommunication Services	16.1
Integrated Telecommunication Services	12.6
Alternative Carriers	11.1
Short Term Investments	0.2
Other Assets & Liabilities	0.1

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P Transportation ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	KANSAS CITY	RYDER SYSTEMS,	HERTZ GLOBAL
DESCRIPTION	SOUTHERN	INC.	HOLDINGS, INC.	ALASKA AIR GROUP, INC.	FEDEX CORP.

MARKET VALUE	$488,583	486,011	485,722	479,699	479,087

% OF NET ASSETS	3.1	3.1	3.1	3.0	3.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Trucking	36.2%
Airlines	22.5
Air Freight & Logistics	20.1
Railroads	14.3
Marine	5.9
Airport Services	0.9
Short Term Investments	0.1
Other Assets & Liabilities	0.0 **

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

SPDR® Wells Fargo Preferred Stock ETF —
Management’s Discussion of Fund Performance

The SPDR® Wells Fargo® Preferred Stock ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon Preferred Securities. In seeking to track the performance of the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 15.64%, and the total return for the Index was 16.16%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses. The remaining difference can be explained by a combination of cash drag, small security misweights, SEC dividend reinvest, securities lending income and compounding.

Preferred stocks are a hybrid between traditional equities and bonds, and thus provide certain benefits in any market climate. The high yield and general nature of preferred stocks act as a defensive play in down markets. When the market is doing well, the benefits of high yield are still there, but the diminished risk will likely mean less of a return, as compared to common stock. Since preferred stock prices are less volatile than common stock prices, this means little possibility of large capital gains.

With characteristics of both stocks and bonds, the main drivers of the Fund’s performance are: interest rates, underlying stock fundamentals, and liquidity.

•	Interest Rates: Fixed income prices and interest rates are inversely related, meaning that fixed income prices will rise as interest rates fall. As rates fall, existing debt issues with higher interest rates become more competitive, and demand for these products increases.

•	Underlying Stock Fundamentals: Since many securities underlying are convertible to common stock in certain circumstances, the performance of the equity markets will the impact the price of this Fund. As equity prices rise, the “option” to convert to common equity increases in value. Likewise, when stock prices decline, the option is further out of the money, and the value of the preferred security declines.

•	Liquidity: In certain environments, the trading markets for preferred securities may be far less active than markets for corresponding common shares. This can create a disconnect between the value of the preferred share and the value of the common share. It can also be harder to sell preferred stock since the market is so illiquid compared to either common stock or even corporate bonds.

On an individual constituent level, the top contributors to the return were Aegon NV 6.875%, Aegon NV 7.25%, Aegon NV Floating Rate, RenaissanceR Holdings Ltd. Series C and Goldman Sachs Group Inc Series D. The top negative performers in the Fund were Tennessee Valley Authority., followed by Duke Realty Corp. and Public Storage.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Wells Fargo Preferred Stock ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/16/09, 9/23/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Wells Fargo Preferred Stock ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.45%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			WELLS FARGO			WELLS FARGO
			HYBRID AND PREFERRED			HYBRID AND PREFERRED
	NET ASSET	MARKET	SECURITIES	NET ASSET	MARKET	SECURITIES
	VALUE	VALUE	AGGREGATE INDEX	VALUE	VALUE	AGGREGATE INDEX

ONE YEAR	15.64%	15.83%	16.16%	15.64%	15.83%	16.16%

SINCE INCEPTION (1)	27.26%	27.36%	28.52%	14.42%	14.47%	15.08%

(1)	For the period September 16, 2009 to June 30, 2011.

SPDR Wells Fargo Preferred Stock ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Wells Fargo Preferred Stock ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

					DEUTSCHE BANK
	BARCLAYS BANK PLC	HSBC HOLDINGS	WELLS FARGO & CO.	CREDIT SUISSE	CONTINGENT CAPITAL
DESCRIPTION	SERIES 5, 8.13%	PLC, 8.00%	SERIES J, 8.00%	GUERNSEY, 7.90%	TRUST III, 7.60%

MARKET VALUE	$2,775,024	2,371,865	2,125,895	1,820,862	1,806,819

% OF NET ASSETS	2.3	2.0	1.8	1.5	1.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2011*

PERCENT OF
INDUSTRY	NET ASSETS

Commercial Banks	35.3%
Diversified Financial Services	28.6
Insurance	10.7
Capital Markets	8.6
Real Estate Investment Trusts	4.3
Media	3.4
Electric Utilities	3.1
Diversified Telecommunication Services	2.2
Consumer Finance	2.0
Multi-Utilities	1.2
Wireless Telecommunication Services	0.3
Short Term Investments	10.2
Other Assets & Liabilities	(9.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR Dow Jones Total Market ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
United Technologies Corp.	11,499	$1,017,776	0.53%
Other Securities (a)(b)		3,820,233	1.97

		4,838,009	2.50

AIR FREIGHT & LOGISTICS
United Parcel Service, Inc. (Class B)	10,023	730,977	0.38
Other Securities (a)		867,619	0.45

		1,598,596	0.83

AIRLINES
Other Securities (a)(b)		361,726	0.19

AUTO COMPONENTS
Other Securities (a)(b)		788,434	0.41

AUTOMOBILES
Other Securities (a)(b)		766,050	0.40

BEVERAGES
PepsiCo, Inc.	20,381	1,435,434	0.74
The Coca-Cola Co.	26,963	1,814,340	0.94
Other Securities (b)		556,816	0.29

		3,806,590	1.97

BIOTECHNOLOGY
Amgen, Inc. (b)	14,010	817,484	0.42
Other Securities (a)(b)		2,541,054	1.32

		3,358,538	1.74

BUILDING PRODUCTS
Other Securities (a)(b)		183,789	0.09

CAPITAL MARKETS
State Street Corp. (c)	6,713	302,689	0.16
The Goldman Sachs Group, Inc.	5,801	772,055	0.40
Other Securities (a)(b)		2,810,065	1.45

		3,884,809	2.01

CHEMICALS
Other Securities (a)(b)		4,137,269	2.14

COMMERCIAL BANKS
Wells Fargo & Co.	65,369	1,834,254	0.95
Other Securities (a)(b)		3,435,369	1.77

		5,269,623	2.72

COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)(b)		1,281,990	0.66

COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc.	77,242	1,205,748	0.62
QUALCOMM, Inc.	21,937	1,245,802	0.65
Other Securities (a)(b)		1,434,653	0.74

		3,886,203	2.01

COMPUTERS & PERIPHERALS
Apple, Inc. (b)	11,980	4,021,327	2.08
EMC Corp. (b)	27,450	756,247	0.39
Hewlett-Packard Co.	32,673	1,189,297	0.62
Other Securities (a)(b)		1,373,511	0.70

		7,340,382	3.79

CONSTRUCTION & ENGINEERING
Other Securities (b)		548,828	0.28

CONSTRUCTION MATERIALS
Other Securities (a)		163,339	0.08

CONSUMER FINANCE
American Express Co.	14,701	760,042	0.39
Other Securities		613,638	0.32

		1,373,680	0.71

CONTAINERS & PACKAGING
Other Securities (a)(b)		371,900	0.19

DISTRIBUTORS
Other Securities (b)		221,332	0.11

DIVERSIFIED CONSUMER SERVICES
Other Securities (a)(b)		530,794	0.27

DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp.	134,873	1,478,208	0.76
Citigroup, Inc.	30,224	1,258,527	0.65
JPMorgan Chase & Co.	53,669	2,197,209	1.13
Other Securities (a)(b)		954,786	0.50

		5,888,730	3.04

DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc.	78,259	2,458,115	1.27
Verizon Communications, Inc.	37,013	1,377,994	0.71
Other Securities (a)(b)		734,218	0.38

		4,570,327	2.36

ELECTRIC UTILITIES
Other Securities (a)		3,168,539	1.64

ELECTRICAL EQUIPMENT
Other Securities (a)(b)		1,373,169	0.71

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a)(b)		2,025,255	1.05

ENERGY EQUIPMENT & SERVICES
Schlumberger, Ltd.	18,883	1,631,491	0.84
Other Securities (a)(b)		3,115,715	1.61

		4,747,206	2.45

FOOD & STAPLES RETAILING
CVS Caremark Corp.	20,039	753,066	0.39
Wal-Mart Stores, Inc.	25,019	1,329,510	0.69
Other Securities (a)		1,801,950	0.93

		3,884,526	2.01

FOOD PRODUCTS
Kraft Foods, Inc. (Class A)	19,520	687,690	0.36
Other Securities (a)(b)		2,568,589	1.32

		3,256,279	1.68

GAS UTILITIES
Other Securities (a)		182,603	0.09

HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a)(b)		3,847,804	1.99

HEALTH CARE PROVIDERS & SERVICES
UnitedHealth Group, Inc.	15,888	819,503	0.42

See accompanying notes to financial statements.

SPDR Dow Jones Total Market ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Other Securities (a)(b)		$4,102,047	2.12%

		4,921,550	2.54

HEALTH CARE TECHNOLOGY
Other Securities (a)(b)		9,875	0.01

HOTELS, RESTAURANTS & LEISURE
McDonald’s Corp.	13,259	1,117,999	0.58
Other Securities (a)(b)		2,964,901	1.53

		4,082,900	2.11

HOUSEHOLD DURABLES
Other Securities (a)(b)		1,077,302	0.56

HOUSEHOLD PRODUCTS
The Procter & Gamble Co.	37,320	2,372,432	1.23
Other Securities (a)(b)		1,260,077	0.65

		3,632,509	1.88

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a)(b)		495,810	0.26

INDUSTRIAL CONGLOMERATES
3M Co.	8,555	811,442	0.42
General Electric Co.	141,936	2,676,913	1.38
Other Securities		150,316	0.08

		3,638,671	1.88

INSURANCE
Berkshire Hathaway, Inc. (Class B) (b)	25,581	1,979,714	1.02
Other Securities (a)(b)		5,274,237	2.73

		7,253,951	3.75

INTERNET & CATALOG RETAIL
Amazon.com, Inc. (b)	4,415	902,823	0.47
Other Securities (a)(b)		713,135	0.36

		1,615,958	0.83

INTERNET SOFTWARE & SERVICES
Google, Inc. (Class A) (b)	3,080	1,559,650	0.81
Other Securities (a)(b)		1,229,752	0.63

		2,789,402	1.44

IT SERVICES
International Business Machines Corp.	15,944	2,735,193	1.41
Other Securities (a)(b)		3,307,458	1.71

		6,042,651	3.12

LEISURE EQUIPMENT & PRODUCTS
Other Securities (a)(b)		398,924	0.21

LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)(b)		1,216,812	0.63

MACHINERY
Caterpillar, Inc.	8,207	873,717	0.45
Other Securities (a)(b)		4,560,305	2.36

		5,434,022	2.81

MARINE
Other Securities (a)(b)		2,858	0.00 (d)

MEDIA
Comcast Corp. (Class A)	37,156	941,533	0.49
DIRECTV (Class A) (b)	13,560	689,119	0.36
The Walt Disney Co.	24,314	949,219	0.49
Other Securities (a)(b)		4,107,921	2.12

		6,687,792	3.46

METALS & MINING
Other Securities (a)(b)		2,428,002	1.25

MULTI-UTILITIES
Other Securities		1,910,018	0.99

MULTILINE RETAIL
Other Securities (a)(b)		1,596,513	0.82

OFFICE ELECTRONICS
Other Securities		327,020	0.17

OIL, GAS & CONSUMABLE FUELS
Chevron Corp.	26,776	2,753,644	1.42
ConocoPhillips	17,813	1,339,359	0.69
Exxon Mobil Corp.	67,668	5,506,822	2.85
Occidental Petroleum Corp.	11,061	1,150,786	0.59
Other Securities (a)(b)		7,589,963	3.93

		18,340,574	9.48

PAPER & FOREST PRODUCTS
Other Securities (a)(b)		581,085	0.30

PERSONAL PRODUCTS
Other Securities		578,692	0.30

PHARMACEUTICALS
Abbott Laboratories	19,607	1,031,720	0.53
Bristol-Myers Squibb Co.	25,045	725,303	0.37
Johnson & Johnson	34,981	2,326,936	1.20
Merck & Co., Inc.	40,733	1,437,468	0.74
Pfizer, Inc.	106,416	2,192,170	1.13
Other Securities (a)(b)		1,776,907	0.93

		9,490,504	4.90

PROFESSIONAL SERVICES
Other Securities (a)(b)		437,025	0.23

REAL ESTATE INVESTMENT TRUSTS
Other Securities (a)(b)		4,901,030	2.53

REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)(b)		301,884	0.16

ROAD & RAIL
Other Securities (a)(b)		2,090,441	1.08

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp.	74,151	1,643,186	0.85
Other Securities (a)(b)		3,647,466	1.88

		5,290,652	2.73

SOFTWARE
Microsoft Corp.	104,458	2,715,908	1.40
Oracle Corp.	52,652	1,732,777	0.90
Other Securities (a)(b)		2,978,551	1.54

		7,427,236	3.84

SPECIALTY RETAIL
The Home Depot, Inc.	23,303	844,035	0.44

See accompanying notes to financial statements.

SPDR Dow Jones Total Market ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Other Securities (a)(b)		$3,490,747	1.80%

		4,334,782	2.24

TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)(b)		1,150,143	0.59

THRIFTS & MORTGAGE FINANCE
Other Securities (a)(b)		473,317	0.24

TOBACCO
Altria Group, Inc.	27,543	727,411	0.38
Philip Morris International, Inc.	25,315	1,690,282	0.87
Other Securities		418,874	0.22

		2,836,567	1.47

TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)(b)		386,069	0.20

WATER UTILITIES
Other Securities (a)(b)		235,012	0.12

WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a)(b)		994,609	0.51

TOTAL COMMON STOCKS —
(Cost $169,860,333)		193,068,481	99.76

RIGHTS
OIL, GAS & CONSUMABLE FUELS
Other Securities (b)		531	0.00 (d)

TOTAL RIGHTS —
(Cost $201)		531	0.00 (d)

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (e)(f)	13,804,801	13,804,801	7.13
State Street Institutional Liquid Reserves Fund 0.15% (f)(g)	245,149	245,149	0.13

TOTAL SHORT TERM INVESTMENTS —
(Cost $14,049,950)		14,049,950	7.26

TOTAL INVESTMENTS (h)
(Cost $183,910,484)		207,118,962	107.02
OTHER ASSETS & LIABILITIES		(13,592,954)	(7.02)

NET ASSETS		$193,526,008	100.00

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Affiliated issuer. (Note 3)
(d)	Amount shown represents less than 0.005% of net assets.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Large Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
United Technologies Corp.	2,258	$199,856	0.54%
Other Securities (a)(b)		718,754	1.93

		918,610	2.47

AIR FREIGHT & LOGISTICS
United Parcel Service, Inc. (Class B)	1,991	145,204	0.39
Other Securities (a)		152,213	0.41

		297,417	0.80

AIRLINES
Other Securities (a)(b)		63,691	0.17

AUTO COMPONENTS
Other Securities (a)(b)		169,655	0.46

AUTOMOBILES
Ford Motor Co. (a)(b)	10,790	148,794	0.40
Other Securities (a)(b)		75,280	0.20

		224,074	0.60

BEVERAGES
PepsiCo, Inc.	4,486	315,949	0.85
The Coca-Cola Co.	5,997	403,538	1.08
Other Securities (a)(b)		128,173	0.35

		847,660	2.28

BIOTECHNOLOGY
Amgen, Inc. (b)	2,651	154,686	0.42
Other Securities (a)(b)		340,764	0.91

		495,450	1.33

BUILDING PRODUCTS
Other Securities (a)(b)		25,937	0.07

CAPITAL MARKETS
State Street Corp. (c)	1,453	65,516	0.17
The Goldman Sachs Group, Inc.	1,235	164,366	0.44
Other Securities (a)(b)		564,954	1.52

		794,836	2.13

CHEMICALS
Other Securities (a)		914,534	2.45

COMMERCIAL BANKS
Wells Fargo & Co.	14,121	396,235	1.06
Other Securities (a)(b)		539,309	1.45

		935,544	2.51

COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)(b)		199,446	0.54

COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc.	15,759	245,998	0.66
QUALCOMM, Inc.	4,610	261,802	0.70
Other Securities (a)(b)		208,477	0.56

		716,277	1.92

COMPUTERS & PERIPHERALS
Apple, Inc. (b)	2,599	872,406	2.34
EMC Corp. (b)	5,765	158,826	0.43
Hewlett-Packard Co.	6,113	222,513	0.60
Other Securities (a)(b)		218,296	0.58

		1,472,041	3.95

CONSTRUCTION & ENGINEERING
Other Securities (a)(b)		114,838	0.31

CONSTRUCTION MATERIALS
Other Securities (a)		22,181	0.06

CONSUMER FINANCE
American Express Co.	3,075	158,977	0.43
Other Securities (a)		131,665	0.35

		290,642	0.78

CONTAINERS & PACKAGING
Other Securities (a)(b)		94,041	0.25

DISTRIBUTORS
Other Securities (a)		25,894	0.07

DIVERSIFIED CONSUMER SERVICES
Other Securities (b)		52,699	0.14

DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp.	28,527	312,656	0.84
Citigroup, Inc.	8,257	343,821	0.92
JPMorgan Chase & Co.	11,288	462,131	1.24
Other Securities (a)(b)		172,334	0.47

		1,290,942	3.47

DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc.	16,852	529,321	1.42
Verizon Communications, Inc.	7,991	297,505	0.80
Other Securities (a)		108,930	0.29

		935,756	2.51

ELECTRIC UTILITIES
Other Securities (a)		655,385	1.76

ELECTRICAL EQUIPMENT
Other Securities (a)(b)		238,734	0.64

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a)(b)		306,936	0.82

ENERGY EQUIPMENT & SERVICES
Schlumberger, Ltd.	3,862	333,677	0.90
Other Securities (a)(b)		557,132	1.49

		890,809	2.39

FOOD & STAPLES RETAILING
CVS Caremark Corp.	3,926	147,539	0.40
Wal-Mart Stores, Inc.	5,031	267,347	0.72
Other Securities (a)		362,610	0.97

		777,496	2.09

FOOD PRODUCTS
Kraft Foods, Inc. (Class A)	4,602	162,129	0.44
Other Securities (a)(b)		508,090	1.36

		670,219	1.80

GAS UTILITIES
Other Securities (a)		72,798	0.20

HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a)(b)		723,357	1.94

See accompanying notes to financial statements.

SPDR Dow Jones Large Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

HEALTH CARE PROVIDERS & SERVICES
UnitedHealth Group, Inc.	3,121	$160,981	0.43%
Other Securities (a)(b)		667,700	1.79

		828,681	2.22

HEALTH CARE TECHNOLOGY
Other Securities (a)(b)		22,366	0.06

HOTELS, RESTAURANTS & LEISURE
McDonald’s Corp.	2,967	250,177	0.67
Other Securities (a)(b)		475,820	1.28

		725,997	1.95

HOUSEHOLD DURABLES
Other Securities (a)(b)		143,270	0.38

HOUSEHOLD PRODUCTS
The Procter & Gamble Co.	7,952	505,509	1.36
Other Securities (a)(b)		252,964	0.68

		758,473	2.04

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a)(b)		83,654	0.22

INDUSTRIAL CONGLOMERATES
3M Co.	1,823	172,912	0.46
General Electric Co.	30,355	572,495	1.54
Other Securities		68,312	0.18

		813,719	2.18

INSURANCE
Berkshire Hathaway, Inc. (Class B) (b)	5,438	420,847	1.13
Other Securities (a)(b)		1,072,739	2.88

		1,493,586	4.01

INTERNET & CATALOG RETAIL
Amazon.com, Inc. (b)	1,001	204,694	0.55
Other Securities (a)(b)		152,543	0.41

		357,237	0.96

INTERNET SOFTWARE & SERVICES
Google, Inc. (Class A) (b)	709	359,023	0.96
Other Securities (a)(b)		224,244	0.61

		583,267	1.57

IT SERVICES
International Business Machines Corp.	3,455	592,705	1.59
Other Securities (a)(b)		691,579	1.86

		1,284,284	3.45

LEISURE EQUIPMENT & PRODUCTS
Other Securities (a)		45,498	0.12

LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)(b)		185,906	0.50

MACHINERY
Caterpillar, Inc.	1,611	171,507	0.46
Other Securities (a)(b)		726,273	1.95

		897,780	2.41

MEDIA
Comcast Corp. (Class A)	7,860	199,172	0.53
The Walt Disney Co.	5,036	196,606	0.53
Other Securities (a)(b)		864,154	2.32

		1,259,932	3.38

METALS & MINING
Other Securities (a)(b)		443,532	1.19

MULTI-UTILITIES
Other Securities (a)		480,997	1.29

MULTILINE RETAIL
Other Securities (a)(b)		251,617	0.68

OFFICE ELECTRONICS
Other Securities (a)		40,141	0.11

OIL, GAS & CONSUMABLE FUELS
Chevron Corp.	5,695	585,674	1.57
ConocoPhillips	3,736	280,910	0.75
Exxon Mobil Corp.	13,994	1,138,832	3.06
Occidental Petroleum Corp.	2,307	240,020	0.64
Other Securities (a)(b)		1,459,910	3.93

		3,705,346	9.95

PAPER & FOREST PRODUCTS
Other Securities (a)		82,499	0.22

PERSONAL PRODUCTS
Other Securities (a)		91,448	0.25

PHARMACEUTICALS
Abbott Laboratories	4,397	231,370	0.62
Johnson & Johnson	7,764	516,461	1.38
Merck & Co., Inc.	8,754	308,929	0.83
Pfizer, Inc.	22,902	471,781	1.27
Other Securities (a)(b)		480,893	1.29

		2,009,434	5.39

PROFESSIONAL SERVICES
Other Securities (a)(b)		86,848	0.23

REAL ESTATE INVESTMENT TRUSTS
Other Securities (a)		748,351	2.01

REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)(b)		45,160	0.12

ROAD & RAIL
Union Pacific Corp.	1,376	143,654	0.39
Other Securities (a)(b)		191,799	0.51

		335,453	0.90

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp.	15,495	343,369	0.92
Other Securities (a)(b)		584,898	1.57

		928,267	2.49

SOFTWARE
Microsoft Corp.	21,111	548,886	1.47
Oracle Corp.	10,846	356,942	0.96
Other Securities (a)(b)		482,690	1.30

		1,388,518	3.73

SPECIALTY RETAIL
The Home Depot, Inc.	4,540	164,439	0.44

See accompanying notes to financial statements.

SPDR Dow Jones Large Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Other Securities (a)(b)		$525,190	1.41%

		689,629	1.85

TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)(b)		208,760	0.56

THRIFTS & MORTGAGE FINANCE
Other Securities (a)(b)		46,164	0.12

TOBACCO
Altria Group, Inc.	5,994	158,302	0.42
Philip Morris International, Inc.	5,052	337,322	0.91
Other Securities (a)		80,767	0.22

		576,391	1.55

TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)		63,645	0.17

WATER UTILITIES
Other Securities (a)		22,767	0.06

WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a)(b)		192,157	0.52

TOTAL COMMON STOCKS —
(Cost $29,656,017)		37,158,673	99.75

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (d)(e)	3,694,022	3,694,022	9.92
State Street Institutional Liquid Reserves Fund 0.15% (e)(f)	38,518	38,518	0.10

TOTAL SHORT TERM INVESTMENTS —
(Cost $3,732,540)		3,732,540	10.02

TOTAL INVESTMENTS (g)
(Cost $33,388,557)		40,891,213	109.77
OTHER ASSETS & LIABILITIES		(3,638,393)	(9.77)

NET ASSETS		$37,252,820	100.00

Other Securities are those securities, which individually are not one of the top 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Affiliated issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
Honeywell International, Inc.	15,565	$927,518	0.48%
The Boeing Co.	13,652	1,009,292	0.52
United Technologies Corp.	18,630	1,648,941	0.86
Other Securities (a)		2,342,259	1.22

		5,928,010	3.08

AIR FREIGHT & LOGISTICS
United Parcel Service, Inc. (Class B)	15,950	1,163,233	0.60
Other Securities (a)		586,409	0.31

		1,749,642	0.91

AIRLINES
Other Securities (a)		134,859	0.07

AUTOMOBILES
Ford Motor Co. (a)(b)	69,324	955,978	0.50
Other Securities (a)		133,030	0.07

		1,089,008	0.57

BEVERAGES
PepsiCo, Inc.	49,228	3,467,128	1.80
The Coca-Cola Co.	71,352	4,801,276	2.49
Other Securities (a)		849,874	0.44

		9,118,278	4.73

BIOTECHNOLOGY
Amgen, Inc. (b)	15,831	923,739	0.48
Gilead Sciences, Inc. (b)	24,716	1,023,489	0.53
Other Securities (b)		1,730,958	0.90

		3,678,186	1.91

CAPITAL MARKETS
Other Securities (a)		2,316,621	1.20

CHEMICALS
Praxair, Inc.	9,525	1,032,415	0.54
Other Securities (a)		3,889,588	2.02

		4,922,003	2.56

COMMERCIAL BANKS
Wells Fargo & Co.	80,611	2,261,945	1.17
Other Securities		102,069	0.06

		2,364,014	1.23

COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)(b)		770,895	0.40

COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc.	98,177	1,532,543	0.80
QUALCOMM, Inc.	51,934	2,949,332	1.53
Other Securities (a)(b)		1,019,248	0.53

		5,501,123	2.86

COMPUTERS & PERIPHERALS
Apple, Inc. (b)	28,718	9,639,771	5.00
EMC Corp. (b)	64,283	1,770,997	0.92
Hewlett-Packard Co.	34,795	1,266,538	0.66
Other Securities (b)		1,173,628	0.61

		13,850,934	7.19

CONSTRUCTION & ENGINEERING
Other Securities		201,804	0.10

CONSUMER FINANCE
American Express Co.	17,860	923,362	0.48

CONTAINERS & PACKAGING
Other Securities		213,684	0.11

DIVERSIFIED CONSUMER SERVICES
Other Securities (b)		286,636	0.15

DIVERSIFIED FINANCIAL SERVICES
Other Securities (a)(b)		544,694	0.28

DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc.	77,064	2,420,580	1.26
Verizon Communications, Inc.	35,147	1,308,523	0.68
Other Securities (a)		609,012	0.31

		4,338,115	2.25

ELECTRIC UTILITIES
Other Securities		408,524	0.21

ELECTRICAL EQUIPMENT
Other Securities		1,349,766	0.70

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a)(b)		1,600,631	0.83

ENERGY EQUIPMENT & SERVICES
National Oilwell Varco, Inc.	13,055	1,021,032	0.53
Schlumberger, Ltd.	42,180	3,644,352	1.89
Other Securities (a)(b)		2,404,039	1.25

		7,069,423	3.67

FOOD & STAPLES RETAILING
Other Securities		290,411	0.15

FOOD PRODUCTS
Other Securities (a)		3,073,993	1.60

HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a)(b)		4,633,070	2.41

HEALTH CARE PROVIDERS & SERVICES
Other Securities (a)(b)		3,109,307	1.61

HEALTH CARE TECHNOLOGY
Other Securities (b)		271,817	0.14

HOTELS, RESTAURANTS & LEISURE
McDonald’s Corp.	32,282	2,722,018	1.41
Other Securities (a)(b)		3,729,570	1.94

		6,451,588	3.35

HOUSEHOLD DURABLES
Other Securities (a)		103,077	0.05

HOUSEHOLD PRODUCTS
Colgate-Palmolive Co.	15,164	1,325,485	0.69
The Procter & Gamble Co.	41,741	2,653,475	1.38
Other Securities (a)		676,545	0.35

		4,655,505	2.42

INDUSTRIAL CONGLOMERATES
3M Co.	12,230	1,160,016	0.60

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Other Securities		$340,029	0.18%

		1,500,045	0.78

INSURANCE
Other Securities		414,658	0.21

INTERNET & CATALOG RETAIL
Amazon.com, Inc. (b)	11,097	2,269,225	1.18
Other Securities (a)(b)		1,325,302	0.69

		3,594,527	1.87

INTERNET SOFTWARE & SERVICES
eBay, Inc. (b)	35,607	1,149,038	0.60
Google, Inc. (Class A) (b)	7,816	3,957,866	2.05
Other Securities (a)(b)		598,607	0.31

		5,705,511	2.96

IT SERVICES
International Business Machines Corp.	37,630	6,455,426	3.35
Visa, Inc. (Class A)	14,927	1,257,749	0.65
Other Securities (a)(b)		3,253,227	1.69

		10,966,402	5.69

LEISURE EQUIPMENT & PRODUCTS
Other Securities (a)		379,196	0.20

LIFE SCIENCES TOOLS & SERVICES
Other Securities (b)		1,078,489	0.56

MACHINERY
Caterpillar, Inc.	10,851	1,155,198	0.60
Deere & Co.	13,150	1,084,218	0.56
Other Securities (a)		4,014,666	2.09

		6,254,082	3.25

MEDIA
Comcast Corp. (Class A)	86,061	2,180,786	1.13
DIRECTV (Class A) (b)	23,928	1,216,021	0.63
The Walt Disney Co.	31,809	1,241,823	0.64
Viacom, Inc. (Class B)	18,176	926,976	0.48
Other Securities (a)(b)		2,691,536	1.41

		8,257,142	4.29

METALS & MINING
Freeport-McMoRan Copper & Gold, Inc.	29,294	1,549,653	0.81
Other Securities (a)		1,388,880	0.72

		2,938,533	1.53

MULTI-UTILITIES
Other Securities		475,164	0.25

MULTILINE RETAIL
Other Securities (a)(b)		1,570,273	0.82

OIL, GAS & CONSUMABLE FUELS
Occidental Petroleum Corp.	12,574	1,308,199	0.68
Other Securities (a)(b)		5,845,298	3.03

		7,153,497	3.71

PERSONAL PRODUCTS
Other Securities (a)		760,302	0.39

PHARMACEUTICALS
Abbott Laboratories	48,329	2,543,072	1.32
Eli Lilly & Co. (a)	31,512	1,182,645	0.61
Johnson & Johnson	51,194	3,405,425	1.77
Merck & Co., Inc.	62,166	2,193,838	1.14
Other Securities (a)(b)		2,754,249	1.43

		12,079,229	6.27

PROFESSIONAL SERVICES
Other Securities (a)		243,698	0.13

REAL ESTATE INVESTMENT TRUSTS
Simon Property Group, Inc. (a)	9,213	1,070,827	0.56
Other Securities (a)		2,793,467	1.45

		3,864,294	2.01

REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (b)		223,605	0.12

ROAD & RAIL
Union Pacific Corp.	9,360	977,184	0.51
Other Securities		888,896	0.46

		1,866,080	0.97

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp.	95,703	2,120,779	1.10
Texas Instruments, Inc.	36,502	1,198,361	0.62
Other Securities (a)(b)		3,325,762	1.73

		6,644,902	3.45

SOFTWARE
Microsoft Corp.	230,871	6,002,646	3.12
Oracle Corp.	120,925	3,979,642	2.07
Other Securities (a)(b)		3,358,507	1.74

		13,340,795	6.93

SPECIALTY RETAIL
Other Securities (a)(b)		3,454,980	1.79

TEXTILES, APPAREL & LUXURY GOODS
NIKE, Inc. (Class B)	11,874	1,068,423	0.55
Other Securities (a)		1,020,187	0.53

		2,088,610	1.08

THRIFTS & MORTGAGE FINANCE
Other Securities (a)		73,735	0.04

TOBACCO
Philip Morris International, Inc.	55,299	3,692,314	1.92
Other Securities		1,027,479	0.53

		4,719,793	2.45

TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)		613,749	0.32

WIRELESS TELECOMMUNICATION SERVICES
Other Securities (b)		787,662	0.41

TOTAL COMMON STOCKS —
(Cost $163,397,110)		191,997,933	99.70

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (c)(d)	11,843,174	11,843,174	6.15

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	373,817	$373,817	0.19%

TOTAL SHORT TERM INVESTMENTS —
(Cost $12,216,991)		12,216,991	6.34

TOTAL INVESTMENTS (f)
(Cost $175,614,101)		204,214,924	106.04
OTHER ASSETS & LIABILITIES		(11,629,285)	(6.04)

NET ASSETS		$192,585,639	100.00

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
United Technologies Corp.	9,524	$842,969	0.49%
Other Securities (a)		3,660,684	2.13

		4,503,653	2.62

AIR FREIGHT & LOGISTICS
FedEx Corp.	9,218	874,327	0.51
United Parcel Service, Inc. (Class B)	13,994	1,020,582	0.59
Other Securities		140,568	0.08

		2,035,477	1.18

AIRLINES
Other Securities (a)		123,439	0.07

AUTO COMPONENTS
Johnson Controls, Inc.	19,810	825,285	0.48
Other Securities (a)(b)		120,073	0.07

		945,358	0.55

AUTOMOBILES
Other Securities (a)(b)		782,150	0.45

BEVERAGES
Other Securities (a)(b)		317,507	0.18

BIOTECHNOLOGY
Other Securities (b)		836,182	0.49

BUILDING PRODUCTS
Other Securities (a)		114,429	0.07

CAPITAL MARKETS
Morgan Stanley	45,213	1,040,351	0.61
State Street Corp. (c)	14,810	667,783	0.39
The Bank of New York Mellon Corp.	36,503	935,207	0.54
The Goldman Sachs Group, Inc.	15,197	2,022,569	1.18
Other Securities (a)(b)		1,300,287	0.75

		5,966,197	3.47

CHEMICALS
The Dow Chemical Co.	34,115	1,228,140	0.72
Other Securities (a)		1,821,230	1.06

		3,049,370	1.78

COMMERCIAL BANKS
PNC Financial Services Group, Inc.	15,520	925,147	0.54
U.S. Bancorp	56,492	1,441,111	0.84
Wells Fargo & Co.	78,826	2,211,858	1.29
Other Securities (a)		2,627,666	1.53

		7,205,782	4.20

COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)		956,849	0.56

COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc.	69,122	1,078,994	0.63
Other Securities (a)(b)		770,511	0.45

		1,849,505	1.08

COMPUTERS & PERIPHERALS
Dell, Inc. (a)(b)	47,929	798,976	0.47
Hewlett-Packard Co.	27,897	1,015,451	0.59
Other Securities (b)		68,907	0.04

		1,883,334	1.10

CONSTRUCTION & ENGINEERING
Other Securities (a)(b)		435,841	0.25

CONSTRUCTION MATERIALS
Other Securities (a)		144,565	0.08

CONSUMER FINANCE
Other Securities		2,096,891	1.22

CONTAINERS & PACKAGING
Other Securities (a)(b)		319,141	0.19

DISTRIBUTORS
Other Securities (a)		250,458	0.15

DIVERSIFIED CONSUMER SERVICES
Other Securities (a)		132,667	0.08

DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp.	296,820	3,253,147	1.90
Citigroup, Inc.	85,528	3,561,386	2.07
JPMorgan Chase & Co.	116,613	4,774,136	2.78
Other Securities (a)(b)		1,124,530	0.65

		12,713,199	7.40

DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc.	100,869	3,168,295	1.85
Verizon Communications, Inc.	49,865	1,856,474	1.08
Other Securities (a)		551,585	0.32

		5,576,354	3.25

ELECTRIC UTILITIES
Duke Energy Corp. (a)	38,961	733,636	0.43
Exelon Corp.	19,492	835,037	0.49
Other Securities (a)		4,434,884	2.58

		6,003,557	3.50

ELECTRICAL EQUIPMENT
Other Securities		562,725	0.33

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a)		484,370	0.28

ENERGY EQUIPMENT & SERVICES
Other Securities (a)(b)		1,680,241	0.98

FOOD & STAPLES RETAILING
Costco Wholesale Corp.	12,750	1,035,810	0.60
CVS Caremark Corp.	40,014	1,503,726	0.88
Wal-Mart Stores, Inc.	55,967	2,974,086	1.73
Walgreen Co. (a)	26,765	1,136,442	0.66
Other Securities (a)		1,261,805	0.74

		7,911,869	4.61

FOOD PRODUCTS
Kraft Foods, Inc. (Class A) (a)	26,728	941,627	0.55
Other Securities (a)(b)		2,480,297	1.44

		3,421,924	1.99

GAS UTILITIES
Other Securities (a)		307,456	0.18

HEALTH CARE EQUIPMENT & SUPPLIES
Covidien PLC	14,700	782,481	0.46

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Other Securities (a)(b)		$1,692,470	0.98%

		2,474,951	1.44

HEALTH CARE PROVIDERS & SERVICES
UnitedHealth Group, Inc.	31,964	1,648,703	0.96
WellPoint, Inc.	10,872	856,387	0.50
Other Securities (a)(b)		2,429,561	1.41

		4,934,651	2.87

HOTELS, RESTAURANTS & LEISURE
Other Securities		320,489	0.19

HOUSEHOLD DURABLES
Other Securities (a)(b)		928,998	0.54

HOUSEHOLD PRODUCTS
The Procter & Gamble Co.	42,537	2,704,077	1.58
Other Securities (a)		414,563	0.24

		3,118,640	1.82

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (b)		648,710	0.38

INDUSTRIAL CONGLOMERATES
3M Co.	9,434	894,815	0.52
General Electric Co.	310,747	5,860,688	3.41
Other Securities		355,649	0.21

		7,111,152	4.14

INSURANCE
Berkshire Hathaway, Inc. (Class B) (b)	50,699	3,923,595	2.28
MetLife, Inc.	30,983	1,359,224	0.79
Prudential Financial, Inc.	14,283	908,256	0.53
Other Securities (a)(b)		6,645,442	3.87

		12,836,517	7.47

INTERNET SOFTWARE & SERVICES
Other Securities (a)(b)		408,091	0.24

IT SERVICES
Other Securities (a)(b)		1,060,453	0.62

LEISURE EQUIPMENT & PRODUCTS
Other Securities		107,211	0.06

LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)(b)		326,053	0.19

MACHINERY
Caterpillar, Inc.	8,631	918,856	0.53
Other Securities (a)		1,871,169	1.09

		2,790,025	1.62

MEDIA
The Walt Disney Co.	25,624	1,000,361	0.58
Time Warner, Inc.	31,350	1,140,199	0.66
Other Securities (a)		1,804,978	1.06

		3,945,538	2.30

METALS & MINING
Other Securities (a)		1,202,457	0.70

MULTI-UTILITIES
Other Securities (a)		4,065,950	2.37

MULTILINE RETAIL
Other Securities (a)(b)		1,055,139	0.61

OFFICE ELECTRONICS
Other Securities (a)		425,051	0.25

OIL, GAS & CONSUMABLE FUELS
Chevron Corp.	58,786	6,045,552	3.52
ConocoPhillips	41,433	3,115,347	1.81
Exxon Mobil Corp.	144,361	11,748,098	6.84
Marathon Oil Corp.	20,914	1,101,750	0.64
Occidental Petroleum Corp.	11,965	1,244,839	0.72
Other Securities (a)(b)		6,256,102	3.66

		29,511,688	17.19

PAPER & FOREST PRODUCTS
Other Securities (a)		879,497	0.51

PHARMACEUTICALS
Johnson & Johnson	32,293	2,148,130	1.25
Merck & Co., Inc.	31,753	1,120,563	0.65
Pfizer, Inc.	231,498	4,768,859	2.78
Other Securities (a)(b)		786,521	0.46

		8,824,073	5.14

PROFESSIONAL SERVICES
Other Securities (a)		117,324	0.07

REAL ESTATE INVESTMENT TRUSTS
Other Securities (a)		1,775,897	1.03

ROAD & RAIL
Other Securities		1,477,248	0.86

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp.	65,134	1,443,369	0.84
Other Securities (a)(b)		833,100	0.48

		2,276,469	1.32

SOFTWARE
Other Securities (a)(b)		466,554	0.27

SPECIALTY RETAIL
Lowe’s Cos., Inc.	38,002	885,827	0.51
The Home Depot, Inc.	46,569	1,686,729	0.98
Other Securities (a)(b)		656,622	0.39

		3,229,178	1.88

TEXTILES, APPAREL & LUXURY GOODS
Other Securities		120,067	0.07

THRIFTS & MORTGAGE FINANCE
Other Securities (a)		203,523	0.12

TOBACCO
Altria Group, Inc.	39,938	1,054,763	0.61
Other Securities (a)		425,926	0.25

		1,480,689	0.86

WIRELESS TELECOMMUNICATION SERVICES
Other Securities (b)		473,705	0.28

TOTAL COMMON STOCKS —
(Cost $163,687,905)		171,206,478	99.70

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (d)(e)	11,171,737	$11,171,737	6.51%
State Street Institutional Liquid Reserves Fund 0.15% (e)(f)	266,800	266,800	0.15

TOTAL SHORT TERM INVESTMENTS —
(Cost $11,438,537)		11,438,537	6.66

TOTAL INVESTMENTS (g)
(Cost $175,126,442)		182,645,015	106.36
OTHER ASSETS & LIABILITIES		(10,927,158)	(6.36)

NET ASSETS		$171,717,857	100.00

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Affiliated issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Mid Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
Textron, Inc. (a)	13,082	$308,866	0.39%
Other Securities (a)(b)		607,009	0.75

		915,875	1.14

AIR FREIGHT & LOGISTICS
Other Securities (a)		94,315	0.12

AIRLINES
United Continental Holdings, Inc. (a)(b)	15,675	354,725	0.44
Other Securities (a)(b)		84,559	0.11

		439,284	0.55

AUTO COMPONENTS
Lear Corp.	4,960	265,261	0.33
TRW Automotive Holdings Corp. (b)	4,910	289,837	0.36
Other Securities (a)(b)		541,967	0.68

		1,097,065	1.37

BEVERAGES
Hansen Natural Corp. (b)	3,331	269,645	0.34
Other Securities (b)		186,755	0.23

		456,400	0.57

BIOTECHNOLOGY
Cephalon, Inc. (b)	3,632	290,197	0.36
Dendreon Corp. (a)(b)	6,961	274,542	0.34
Other Securities (a)(b)		874,399	1.09

		1,439,138	1.79

BUILDING PRODUCTS
Other Securities (a)(b)		556,762	0.69

CAPITAL MARKETS
Other Securities (a)(b)		1,626,722	2.02

CHEMICALS
Albemarle Corp.	4,362	301,850	0.38
Celanese Corp. (Series A)	7,473	398,386	0.50
Eastman Chemical Co.	3,158	322,337	0.40
Other Securities (a)(b)		1,886,590	2.34

		2,909,163	3.62

COMMERCIAL BANKS
Huntington Bancshares, Inc.	40,724	267,149	0.33
Other Securities (a)(b)		2,190,396	2.73

		2,457,545	3.06

COMMERCIAL SERVICES & SUPPLIES
Iron Mountain, Inc.	8,655	295,049	0.37
Other Securities (a)(b)		1,561,637	1.94

		1,856,686	2.31

COMMUNICATIONS EQUIPMENT
Polycom, Inc. (a)(b)	4,223	271,539	0.34
Riverbed Technology, Inc. (b)	6,943	274,873	0.34
Other Securities (b)		730,867	0.91

		1,277,279	1.59

COMPUTERS & PERIPHERALS
Other Securities (a)(b)		432,604	0.54

CONSTRUCTION & ENGINEERING
KBR, Inc.	7,133	268,843	0.34
Other Securities (a)(b)		892,442	1.11

		1,161,285	1.45

CONSTRUCTION MATERIALS
Other Securities		173,135	0.21

CONSUMER FINANCE
Other Securities (a)(b)		17,398	0.02

CONTAINERS & PACKAGING
Other Securities (a)(b)		1,574,967	1.96

DISTRIBUTORS
Other Securities (b)		180,465	0.22

DIVERSIFIED CONSUMER SERVICES
Other Securities (a)(b)		1,067,406	1.33

DIVERSIFIED FINANCIAL SERVICES
Other Securities (a)(b)		440,787	0.55

DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a)(b)		344,555	0.43

ELECTRIC UTILITIES
Other Securities (a)		1,524,460	1.90

ELECTRICAL EQUIPMENT
AMETEK, Inc.	7,594	340,971	0.42
Other Securities (a)(b)		867,590	1.08

		1,208,561	1.50

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Mettler-Toledo International, Inc. (a)(b)	1,524	257,053	0.32
Other Securities (a)(b)		1,782,126	2.22

		2,039,179	2.54

ENERGY EQUIPMENT & SERVICES
Helmerich & Payne, Inc.	4,617	305,276	0.38
Other Securities (a)(b)		1,904,219	2.37

		2,209,495	2.75

FOOD & STAPLES RETAILING
Other Securities (b)		127,285	0.16

FOOD PRODUCTS
Green Mountain Coffee Roasters, Inc. (a)(b)	5,633	502,802	0.63
Other Securities (a)(b)		829,238	1.03

		1,332,040	1.66

GAS UTILITIES
National Fuel Gas Co. (a)	3,708	269,942	0.34
Other Securities (a)		916,866	1.14

		1,186,808	1.48

HEALTH CARE EQUIPMENT & SUPPLIES
DENTSPLY International, Inc.	6,815	259,515	0.32
Other Securities (a)(b)		1,499,864	1.87

		1,759,379	2.19

HEALTH CARE PROVIDERS & SERVICES
Coventry Health Care, Inc. (b)	6,975	254,378	0.32

See accompanying notes to financial statements.

SPDR Dow Jones Mid Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Other Securities (a)(b)		$1,831,175	2.28%

		2,085,553	2.60

HEALTH CARE TECHNOLOGY
Other Securities (a)(b)		173,110	0.21

HOTELS, RESTAURANTS & LEISURE
Wyndham Worldwide Corp.	8,096	272,430	0.34
Other Securities (a)(b)		1,185,282	1.47

		1,457,712	1.81

HOUSEHOLD DURABLES
Other Securities (a)(b)		2,022,184	2.52

HOUSEHOLD PRODUCTS
Church & Dwight Co., Inc.	6,798	275,591	0.34
Other Securities (b)		239,584	0.30

		515,175	0.64

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
NRG Energy, Inc. (b)	11,412	280,507	0.35
Other Securities (a)(b)		139,547	0.17

		420,054	0.52

INDUSTRIAL CONGLOMERATES
Other Securities (a)		182,593	0.23

INSURANCE
Other Securities (a)(b)		4,045,512	5.04

INTERNET SOFTWARE & SERVICES
Other Securities (a)(b)		826,811	1.03

IT SERVICES
Other Securities (a)(b)		1,678,284	2.09

LIFE SCIENCES TOOLS & SERVICES
Other Securities (b)		874,886	1.09

MACHINERY
Pall Corp.	5,464	307,241	0.38
Other Securities (a)(b)		3,356,223	4.18

		3,663,464	4.56

MARINE
Other Securities (a)(b)		143,318	0.18

MEDIA
Liberty Media Corp. — Capital (Class A) (b)	3,572	306,299	0.38
Sirius XM Radio, Inc. (a)(b)	185,606	406,477	0.51
The Interpublic Group of Cos., Inc.	22,985	287,313	0.36
Other Securities (a)(b)		961,318	1.19

		1,961,407	2.44

METALS & MINING
Allegheny Technologies, Inc. (a)	4,133	262,322	0.33
Walter Energy, Inc.	3,089	357,706	0.44
Other Securities (a)(b)		1,178,614	1.47

		1,798,642	2.24

MULTI-UTILITIES
NiSource, Inc. (a)	13,202	267,341	0.33
Other Securities (a)		1,792,597	2.23

		2,059,938	2.56

MULTILINE RETAIL
Other Securities (b)		118,246	0.15

OFFICE ELECTRONICS
Other Securities (a)		110,148	0.14

OIL, GAS & CONSUMABLE FUELS
Arch Coal, Inc.	9,954	265,374	0.33
Cabot Oil & Gas Corp.	4,894	324,521	0.40
Hollyfrontier Corp.	4,931	342,211	0.43
Other Securities (a)(b)		2,231,630	2.78

		3,163,736	3.94

PAPER & FOREST PRODUCTS
MeadWestvaco Corp.	7,939	264,448	0.33
Other Securities (a)(b)		259,475	0.32

		523,923	0.65

PERSONAL PRODUCTS
Herbalife, Ltd.	5,642	325,205	0.40

PHARMACEUTICALS
Perrigo Co. (a)	3,993	350,865	0.44
Other Securities (a)(b)		299,537	0.37

		650,402	0.81

PROFESSIONAL SERVICES
Other Securities (a)(b)		1,333,284	1.66

REAL ESTATE INVESTMENT TRUSTS
Digital Realty Trust, Inc. (a)	4,481	276,836	0.34
ProLogis	20,124	721,244	0.90
Rayonier, Inc.	3,892	254,342	0.32
SL Green Realty Corp. (a)	3,818	316,398	0.39
The Macerich Co.	6,185	330,897	0.41
Other Securities (a)		4,382,453	5.46

		6,282,170	7.82

REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)(b)		281,626	0.35

ROAD & RAIL
Kansas City Southern (b)	5,159	306,083	0.38
Other Securities (a)(b)		647,112	0.81

		953,195	1.19

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Atmel Corp. (b)	20,203	284,256	0.35
Lam Research Corp. (b)	5,893	260,942	0.32
National Semiconductor Corp.	11,362	279,619	0.35
Other Securities (a)(b)		1,730,237	2.16

		2,555,054	3.18

SOFTWARE
Informatica Corp. (a)(b)	5,000	292,150	0.36
Rovi Corp. (a)(b)	5,329	305,671	0.38
Other Securities (a)(b)		2,218,467	2.77

		2,816,288	3.51

See accompanying notes to financial statements.

SPDR Dow Jones Mid Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

SPECIALTY RETAIL
Abercrombie & Fitch Co. (Class A)	4,156	$278,120	0.35%
Other Securities (a)(b)		2,350,455	2.92

		2,628,575	3.27

TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)(b)		870,128	1.08

THRIFTS & MORTGAGE FINANCE
Other Securities (a)(b)		677,598	0.84

TRADING COMPANIES & DISTRIBUTORS
Other Securities (b)		168,954	0.21

WATER UTILITIES
Other Securities (a)		386,482	0.48

WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a)(b)		607,790	0.76

TOTAL COMMON STOCKS —
(Cost $68,141,988)		80,267,490	99.92

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (c)(d)	14,783,115	14,783,115	18.40
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	125,811	125,811	0.16

TOTAL SHORT TERM INVESTMENTS —
(Cost $14,908,926)		14,908,926	18.56

TOTAL INVESTMENTS (f)
(Cost $83,050,914)		95,176,416	118.48
OTHER ASSETS & LIABILITIES		(14,847,911)	(18.48)

NET ASSETS		$80,328,505	100.00

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
BE Aerospace, Inc. (a)	12,590	$513,798	0.69%
Other Securities (a)(b)		358,412	0.49

		872,210	1.18

AIR FREIGHT & LOGISTICS
Other Securities (b)		87,719	0.12

AIRLINES
Other Securities (a)(b)		178,475	0.24

AUTO COMPONENTS
BorgWarner, Inc. (a)(b)	7,948	642,119	0.87
Gentex Corp. (b)	17,425	526,758	0.71

		1,168,877	1.58

BEVERAGES
Hansen Natural Corp. (a)	8,481	686,537	0.93

BIOTECHNOLOGY
Vertex Pharmaceuticals, Inc. (a)	11,775	612,182	0.83
Other Securities (a)(b)		344,375	0.46

		956,557	1.29

BUILDING PRODUCTS
Other Securities (b)		93,806	0.13

CAPITAL MARKETS
Other Securities (a)(b)		1,429,292	1.93

CHEMICALS
Albemarle Corp.	11,194	774,625	1.04
Lubrizol Corp.	7,872	1,056,973	1.43
Other Securities (a)(b)		520,803	0.70

		2,352,401	3.17

COMMERCIAL BANKS
Other Securities (a)(b)		277,372	0.37

COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)(b)		1,178,342	1.59

COMMUNICATIONS EQUIPMENT
Polycom, Inc. (a)	10,754	691,482	0.93
Riverbed Technology, Inc. (a)	18,782	743,579	1.00
Other Securities (a)(b)		548,954	0.75

		1,984,015	2.68

COMPUTERS & PERIPHERALS
Other Securities (a)		203,521	0.27

CONSTRUCTION MATERIALS
Other Securities		152,343	0.21

CONTAINERS & PACKAGING
Other Securities		821,987	1.11

DISTRIBUTORS
Other Securities (a)		466,854	0.63

DIVERSIFIED CONSUMER SERVICES
Other Securities (a)(b)		953,641	1.29

DIVERSIFIED FINANCIAL SERVICES
MSCI, Inc. (Class A) (a)	14,748	555,705	0.75

DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a)		379,312	0.51

ELECTRIC UTILITIES
Other Securities		208,255	0.28

ELECTRICAL EQUIPMENT
AMETEK, Inc.	12,362	555,054	0.75
Other Securities (a)(b)		960,040	1.29

		1,515,094	2.04

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Mettler-Toledo International, Inc. (a)(b)	3,974	670,295	0.91
Other Securities (a)(b)		891,223	1.20

		1,561,518	2.11

ENERGY EQUIPMENT & SERVICES
Dresser-Rand Group, Inc. (a)	9,755	524,331	0.71
Oceaneering International, Inc.	13,239	536,180	0.72
Oil States International, Inc. (a)	6,213	496,481	0.67
Other Securities (a)(b)		1,332,882	1.80

		2,889,874	3.90

FOOD PRODUCTS
Green Mountain Coffee Roasters, Inc. (a)(b)	15,261	1,362,197	1.84
Other Securities (b)		564,377	0.76

		1,926,574	2.60

GAS UTILITIES
Other Securities		378,997	0.51

HEALTH CARE EQUIPMENT & SUPPLIES
IDEXX Laboratories, Inc. (a)(b)	7,005	543,308	0.73
ResMed, Inc. (a)(b)	18,707	578,982	0.78
Other Securities (a)(b)		2,256,780	3.05

		3,379,070	4.56

HEALTH CARE PROVIDERS & SERVICES
Universal Health Services, Inc. (Class B)	11,998	618,257	0.83
Other Securities (a)(b)		2,117,671	2.86

		2,735,928	3.69

HEALTH CARE TECHNOLOGY
Other Securities (a)		449,767	0.61

HOTELS, RESTAURANTS & LEISURE
Panera Bread Co. (Class A) (a)(b)	3,741	470,094	0.64
Other Securities (a)(b)		987,442	1.33

		1,457,536	1.97

HOUSEHOLD DURABLES
Tupperware Brands Corp.	7,602	512,755	0.69

HOUSEHOLD PRODUCTS
Other Securities (a)(b)		620,089	0.84

INSURANCE
Other Securities (b)		432,130	0.58

INTERNET SOFTWARE & SERVICES
Equinix, Inc. (a)	5,762	582,077	0.78
Rackspace Hosting, Inc. (a)(b)	12,116	517,838	0.70

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Other Securities (a)(b)		$258,103	0.35%

		1,358,018	1.83

IT SERVICES
Alliance Data Systems Corp. (a)	6,253	588,220	0.79
Global Payments, Inc.	9,810	500,310	0.67
Other Securities (a)(b)		1,618,948	2.19

		2,707,478	3.65

LEISURE EQUIPMENT & PRODUCTS
Polaris Industries, Inc.	4,228	470,027	0.63

LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)		899,430	1.21

MACHINERY
Bucyrus International, Inc.	9,944	911,467	1.23
Gardner Denver, Inc.	6,381	536,323	0.72
Other Securities (a)(b)		2,818,233	3.80

		4,266,023	5.75

MARINE
Other Securities (a)(b)		205,769	0.28

MEDIA
Other Securities (a)(b)		910,706	1.23

METALS & MINING
Other Securities		456,768	0.62

MULTI-UTILITIES
Other Securities (b)		74,172	0.10

MULTILINE RETAIL
Dollar Tree, Inc. (a)	14,942	995,436	1.34
Other Securities (a)		59,485	0.08

		1,054,921	1.42

OFFICE ELECTRONICS
Other Securities		283,467	0.38

OIL, GAS & CONSUMABLE FUELS
Cimarex Energy Co.	6,063	545,185	0.73
Other Securities (a)(b)		1,570,120	2.12

		2,115,305	2.85

PAPER & FOREST PRODUCTS
Other Securities		331,899	0.45

PHARMACEUTICALS
Endo Pharmaceuticals Holdings, Inc. (a)	14,274	573,386	0.77
Perrigo Co.	10,203	896,538	1.21
Other Securities (b)		289,863	0.39

		1,759,787	2.37

PROFESSIONAL SERVICES
Other Securities (a)(b)		355,893	0.48

REAL ESTATE INVESTMENT TRUSTS
SL Green Realty Corp. (b)	10,186	844,114	1.14
The Macerich Co.	16,006	856,321	1.15
Other Securities (b)		4,481,598	6.05

		6,182,033	8.34

REAL ESTATE MANAGEMENT & DEVELOPMENT
Jones Lang LaSalle, Inc.	5,266	496,584	0.67

ROAD & RAIL
Other Securities (a)(b)		721,170	0.97

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Atmel Corp. (a)	56,020	788,201	1.06
Skyworks Solutions, Inc. (a)	22,873	525,622	0.71
Other Securities (a)(b)		2,421,786	3.27

		3,735,609	5.04

SOFTWARE
Ansys, Inc. (a)	11,253	615,201	0.83
Factset Research Systems, Inc. (b)	5,661	579,233	0.78
Informatica Corp. (a)(b)	12,932	755,617	1.02
MICROS Systems, Inc. (a)	9,936	493,919	0.67
Rovi Corp. (a)(b)	13,831	793,346	1.07
Solera Holdings, Inc.	8,644	511,379	0.69
TIBCO Software, Inc. (a)	19,793	574,393	0.77
Other Securities (a)(b)		1,401,708	1.89

		5,724,796	7.72

SPECIALTY RETAIL
Advance Auto Parts, Inc. (b)	9,328	545,595	0.74
PetSmart, Inc.	13,850	628,374	0.85
Tractor Supply Co.	8,849	591,821	0.80
Williams-Sonoma, Inc.	12,883	470,101	0.63
Other Securities (a)(b)		1,837,574	2.47

		4,073,465	5.49

TEXTILES, APPAREL & LUXURY GOODS
Fossil, Inc. (a)	6,149	723,860	0.98
Phillips-Van Heusen Corp.	8,240	539,473	0.73
Other Securities (a)(b)		1,259,719	1.69

		2,523,052	3.40

TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)(b)		371,726	0.50

WATER UTILITIES
Other Securities (b)		191,644	0.26

TOTAL COMMON STOCKS —
(Cost $67,973,739)		74,136,295	100.00

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (c)(d)	13,974,938	13,974,938	18.85
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	69,605	69,605	0.09

TOTAL SHORT TERM INVESTMENTS —
(Cost $14,044,543)		14,044,543	18.94

TOTAL INVESTMENTS (f)
(Cost $82,018,282)		88,180,838	118.94
OTHER ASSETS & LIABILITIES		(14,040,341)	(18.94)

NET ASSETS		$74,140,497	100.00

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan as of June 30, 2011.
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities (a)(b)		$118,862	0.52%

AIR FREIGHT & LOGISTICS
Other Securities (b)		50,820	0.22

AIRLINES
Other Securities (a)(b)		85,979	0.38

AUTO COMPONENTS
BorgWarner, Inc. (a)(b)	1,745	140,979	0.62

AUTOMOBILES
Other Securities (b)		47,269	0.21

BIOTECHNOLOGY
Vertex Pharmaceuticals, Inc. (a)	4,207	218,722	0.96

BUILDING PRODUCTS
Other Securities (b)		44,620	0.19

CAPITAL MARKETS
Raymond James Financial, Inc.	3,838	123,392	0.54
Other Securities (a)(b)		381,245	1.67

		504,637	2.21

CHEMICALS
Ashland, Inc. (b)	3,069	198,319	0.87
Valspar Corp. (b)	3,641	131,295	0.57
Other Securities (b)		559,644	2.45

		889,258	3.89

COMMERCIAL BANKS
Commerce Bancshares, Inc. (b)	2,994	128,742	0.56
Cullen/Frost Bankers, Inc. (b)	2,369	134,678	0.59
Other Securities (a)(b)		1,248,309	5.46

		1,511,729	6.61

COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)(b)		354,541	1.55

COMMUNICATIONS EQUIPMENT
Other Securities (a)(b)		57,687	0.25

COMPUTERS & PERIPHERALS
Other Securities (a)(b)		193,178	0.84

CONSTRUCTION & ENGINEERING
Aecom Technology Corp. (a)(b)	4,605	125,901	0.55
KBR, Inc.	5,788	218,150	0.95
URS Corp. (a)	3,057	136,770	0.60
Other Securities (a)(b)		114,530	0.50

		595,351	2.60

CONSTRUCTION MATERIALS
Other Securities		93,965	0.41

CONTAINERS & PACKAGING
Sonoco Products Co. (b)	3,875	137,717	0.60
Temple-Inland, Inc. (b)	4,140	123,124	0.54
Other Securities (b)		318,304	1.39

		579,145	2.53

DIVERSIFIED CONSUMER SERVICES
Other Securities (a)(b)		181,813	0.79

ELECTRIC UTILITIES
NV Energy, Inc.	9,097	139,639	0.61
Other Securities (b)		596,706	2.61

		736,345	3.22

ELECTRICAL EQUIPMENT
Other Securities (a)(b)		334,016	1.46

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Arrow Electronics, Inc. (a)	4,511	187,207	0.82
Avnet, Inc. (a)	5,828	185,797	0.81
Other Securities (a)(b)		381,786	1.67

		754,790	3.30

ENERGY EQUIPMENT & SERVICES
Patterson-UTI Energy, Inc.	5,900	186,499	0.81
Other Securities (a)(b)		317,157	1.39

		503,656	2.20

FOOD & STAPLES RETAILING
Other Securities (a)(b)		179,171	0.78

FOOD PRODUCTS
Ralcorp Holdings, Inc. (a)	2,134	184,762	0.81
Smithfield Foods, Inc. (a)	6,357	139,028	0.61
Other Securities (b)		152,832	0.66

		476,622	2.08

GAS UTILITIES
AGL Resources, Inc.	3,050	124,166	0.55
Questar Corp. (b)	6,793	120,304	0.53
UGI Corp. (b)	4,243	135,309	0.59
Other Securities (b)		305,556	1.33

		685,335	3.00

HEALTH CARE EQUIPMENT & SUPPLIES
Hologic, Inc. (a)(b)	6,628	133,687	0.58
Other Securities (a)(b)		254,501	1.12

		388,188	1.70

HEALTH CARE PROVIDERS & SERVICES
Omnicare, Inc. (b)	4,407	140,539	0.61
Other Securities (a)(b)		609,115	2.67

		749,654	3.28

HOTELS, RESTAURANTS & LEISURE
Other Securities (a)(b)		201,444	0.88

HOUSEHOLD DURABLES
Mohawk Industries, Inc. (a)(b)	2,200	131,978	0.58
NVR, Inc. (a)	230	166,860	0.73
Other Securities (a)(b)		244,165	1.06

		543,003	2.37

HOUSEHOLD PRODUCTS
Other Securities (a)(b)		223,614	0.98

INDUSTRIAL CONGLOMERATES
Other Securities (b)		117,512	0.51

INSURANCE
Everest Re Group, Ltd.	2,113	172,738	0.76
Fidelity National Financial, Inc. (Class A) (b)	8,594	135,270	0.59
HCC Insurance Holdings, Inc.	4,319	136,048	0.59

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Reinsurance Group of America, Inc. (b)	2,887	$175,703	0.77%
Transatlantic Holdings, Inc.	2,417	118,457	0.52
W.R. Berkley Corp. (b)	4,420	143,385	0.63
Other Securities (b)		782,436	3.42

		1,664,037	7.28

INTERNET SOFTWARE & SERVICES
Other Securities (a)(b)		98,156	0.43

IT SERVICES
Other Securities (a)(b)		318,749	1.39

LEISURE EQUIPMENT & PRODUCTS
Other Securities (a)(b)		37,268	0.16

LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)(b)		265,158	1.16

MACHINERY
Pentair, Inc. (b)	3,746	151,189	0.66
Terex Corp. (a)(b)	4,251	120,941	0.53
Other Securities (a)(b)		1,050,183	4.59

		1,322,313	5.78

MARINE
Other Securities (a)(b)		128,382	0.56

MEDIA
Other Securities (a)(b)		126,257	0.55

METALS & MINING
Reliance Steel & Aluminum Co. (b)	2,918	144,879	0.63
Steel Dynamics, Inc. (b)	8,406	136,597	0.60
Other Securities (b)		175,444	0.77

		456,920	2.00

MULTI-UTILITIES
Alliant Energy Corp.	4,304	175,001	0.77
MDU Resources Group, Inc. (b)	7,220	162,450	0.71
NSTAR (b)	3,946	181,437	0.79
OGE Energy Corp.	3,790	190,713	0.83
Other Securities (b)		108,910	0.48

		818,511	3.58

MULTILINE RETAIL
Other Securities (a)(b)		87,502	0.38

OIL, GAS & CONSUMABLE FUELS
Cimarex Energy Co.	1,404	126,248	0.55
Energen Corp.	2,815	159,048	0.70
Frontier Oil Corp.	4,135	133,602	0.58
Hollyfrontier Corp.	2,000	138,800	0.61
Plains Exploration & Production Co. (a)	5,451	207,792	0.91
Southern Union Co. (b)	4,754	190,873	0.84
Other Securities (a)(b)		381,432	1.66

		1,337,795	5.85

PAPER & FOREST PRODUCTS
Other Securities (a)(b)		86,458	0.38

PROFESSIONAL SERVICES
Manpower, Inc. (b)	3,179	170,553	0.75
Other Securities (a)(b)		163,514	0.71

		334,067	1.46

REAL ESTATE INVESTMENT TRUSTS
Other Securities (b)		1,640,101	7.17

ROAD & RAIL
Kansas City Southern (a)(b)	2,337	138,654	0.61
Other Securities (b)		258,597	1.13

		397,251	1.74

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Other Securities (a)(b)		375,255	1.64

SOFTWARE
Other Securities (a)(b)		246,154	1.08

SPECIALTY RETAIL
Foot Locker, Inc. (b)	5,915	140,540	0.61
Other Securities (a)(b)		369,879	1.62

		510,419	2.23

TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)(b)		100,650	0.44

THRIFTS & MORTGAGE FINANCE
First Niagara Financial Group, Inc. (b)	11,686	154,255	0.67
New York Community Bancorp, Inc. (b)	16,875	252,956	1.11
Other Securities (b)		111,342	0.49

		518,553	2.27

TOBACCO
Other Securities (b)		33,941	0.15

TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)(b)		197,902	0.87

WATER UTILITIES
Other Securities (b)		56,203	0.25

WIRELESS TELECOMMUNICATION SERVICES
Other Securities (b)		108,065	0.47

TOTAL COMMON STOCKS —
(Cost $21,186,506)		22,827,972	99.81

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (c)(d)	6,382,274	6,382,274	27.91
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	34,030	34,030	0.15

TOTAL SHORT TERM INVESTMENTS —
(Cost $6,416,304)		6,416,304	28.06

TOTAL INVESTMENTS (f)
(Cost $27,602,810)		29,244,276	127.87
OTHER ASSETS & LIABILITIES		(6,373,355)	(27.87)

NET ASSETS		$22,870,921	100.00

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at June 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
Esterline Technologies Corp. (a)(b)	4,710	$359,844	0.46%
Moog, Inc. (Class A) (a)(b)	7,061	307,295	0.40
Teledyne Technologies, Inc. (a)(b)	5,654	284,735	0.37
Other Securities (a)(b)		1,145,366	1.47

		2,097,240	2.70

AIR FREIGHT & LOGISTICS
Other Securities (a)(b)		369,038	0.48

AIRLINES
Other Securities (a)(b)		240,109	0.31

AUTO COMPONENTS
Other Securities (a)		221,382	0.29

AUTOMOBILES
Other Securities (a)(b)		42,011	0.05

BEVERAGES
Other Securities (a)(b)		125,082	0.16

BIOTECHNOLOGY
Cubist Pharmaceuticals, Inc. (a)(b)	9,147	329,200	0.42
Regeneron Pharmaceuticals, Inc. (a)(b)	11,413	647,231	0.83
Other Securities (a)(b)		198,558	0.26

		1,174,989	1.51

BUILDING PRODUCTS
Other Securities (a)(b)		832,788	1.07

CAPITAL MARKETS
Stifel Financial Corp. (a)(b)	8,193	293,801	0.38
Other Securities (a)(b)		502,311	0.65

		796,112	1.03

CHEMICALS
Other Securities (a)(b)		2,034,619	2.62

COMMERCIAL BANKS
Signature Bank (a)(b)	6,372	364,478	0.47
Other Securities (a)(b)		3,793,950	4.89

		4,158,428	5.36

COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)(b)		1,883,946	2.43

COMMUNICATIONS EQUIPMENT
ViaSat, Inc. (a)(b)	6,405	277,144	0.36
Other Securities (a)(b)		1,426,649	1.84

		1,703,793	2.20

COMPUTERS & PERIPHERALS
Other Securities (a)(b)		533,383	0.69

CONSTRUCTION & ENGINEERING
EMCOR Group, Inc. (a)(b)	10,249	300,398	0.39
Other Securities (a)(b)		313,472	0.40

		613,870	0.79

CONSTRUCTION MATERIALS
Other Securities (a)(b)		395,268	0.51

CONSUMER FINANCE
Ezcorp, Inc. (b)	7,666	272,718	0.35
Other Securities (a)(b)		615,549	0.80

		888,267	1.15

CONTAINERS & PACKAGING
Other Securities (a)		54,618	0.07

DISTRIBUTORS
Other Securities (a)(b)		244,000	0.31

DIVERSIFIED CONSUMER SERVICES
Other Securities (a)(b)		989,702	1.28

DIVERSIFIED FINANCIAL SERVICES
Other Securities (a)(b)		324,189	0.42

DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a)(b)		375,697	0.48

ELECTRIC UTILITIES
Other Securities (a)		947,409	1.22

ELECTRICAL EQUIPMENT
Other Securities (a)(b)		970,579	1.25

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Anixter International, Inc. (a)	4,394	287,104	0.37
Other Securities (a)(b)		2,838,905	3.66

		3,126,009	4.03

ENERGY EQUIPMENT & SERVICES
Bristow Group, Inc.	5,593	285,355	0.37
Lufkin Industries, Inc. (a)	4,669	401,767	0.52
SEACOR Holdings, Inc. (a)	3,319	331,767	0.43
Other Securities (a)(b)		908,935	1.17

		1,927,824	2.49

FOOD & STAPLES RETAILING
United Natural Foods, Inc. (a)(b)	7,416	316,441	0.41
Other Securities (a)		515,742	0.66

		832,183	1.07

FOOD PRODUCTS
Darling International, Inc. (a)(b)	17,978	318,211	0.41
TreeHouse Foods, Inc. (a)(b)	5,457	298,007	0.39
Other Securities (a)(b)		1,175,469	1.51

		1,791,687	2.31

GAS UTILITIES
New Jersey Resources Corp. (a)	6,364	283,898	0.37
Piedmont Natural Gas Co., Inc. (a)	11,105	336,037	0.43
Other Securities (a)		834,951	1.08

		1,454,886	1.88

HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a)(b)		2,740,545	3.53

HEALTH CARE PROVIDERS & SERVICES
AMERIGROUP Corp. (a)(b)	7,615	536,629	0.69
Centene Corp. (a)(b)	7,672	272,586	0.35
Healthspring, Inc. (a)(b)	10,368	478,069	0.62
HMS Holdings Corp. (b)	4,316	331,771	0.43

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

Other Securities (a)(b)		$2,327,384	3.00%

		3,946,439	5.09

HEALTH CARE TECHNOLOGY
Other Securities (a)(b)		189,454	0.24

HOTELS, RESTAURANTS & LEISURE
Other Securities (a)(b)		2,430,911	3.13

HOUSEHOLD DURABLES
Other Securities (a)(b)		661,430	0.85

HOUSEHOLD PRODUCTS
Other Securities (a)(b)		179,374	0.23

INDUSTRIAL CONGLOMERATES
Other Securities (a)		121,979	0.16

INSURANCE
ProAssurance Corp. (a)(b)	4,702	329,140	0.42
Other Securities (a)(b)		1,557,315	2.01

		1,886,455	2.43

INTERNET & CATALOG RETAIL
Other Securities (a)(b)		393,454	0.51

INTERNET SOFTWARE & SERVICES
Other Securities (a)(b)		1,075,242	1.39

IT SERVICES
CACI International, Inc. (Class A) (a)(b)	4,584	289,159	0.37
Wright Express Corp. (a)(b)	5,936	309,088	0.40
Other Securities (a)(b)		910,559	1.17

		1,508,806	1.94

LEISURE EQUIPMENT & PRODUCTS
Brunswick Corp. (a)	13,615	277,746	0.36
Other Securities (a)(b)		227,802	0.29

		505,548	0.65

LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)(b)		411,626	0.53

MACHINERY
Actuant Corp. (Class A) (a)	10,454	280,481	0.36
CLARCOR, Inc. (a)	7,769	367,318	0.47
Robbins & Myers, Inc.	6,936	366,568	0.47
The Toro Co. (a)	4,700	284,350	0.37
Other Securities (a)(b)		1,999,568	2.58

		3,298,285	4.25

MEDIA
Live Nation Entertainment, Inc. (a)(b)	24,027	275,590	0.36
Other Securities (a)(b)		264,420	0.34

		540,010	0.70

METALS & MINING
Other Securities (a)(b)		902,515	1.16

MULTI-UTILITIES
Other Securities (a)		538,780	0.69

MULTILINE RETAIL
Other Securities (a)(b)		111,610	0.14

OIL, GAS & CONSUMABLE FUELS
World Fuel Services Corp. (a)	10,841	389,517	0.50
Other Securities (a)(b)		1,076,229	1.39

		1,465,746	1.89

PAPER & FOREST PRODUCTS
Other Securities (a)(b)		725,917	0.94

PERSONAL PRODUCTS
Other Securities (a)(b)		200,673	0.26

PHARMACEUTICALS
Salix Pharmaceuticals, Ltd. (a)(b)	8,932	355,762	0.46
Other Securities (a)(b)		808,161	1.04

		1,163,923	1.50

PROFESSIONAL SERVICES
Other Securities (a)(b)		736,526	0.95

REAL ESTATE INVESTMENT TRUSTS
BioMed Realty Trust, Inc. (a)	20,102	386,763	0.50
DiamondRock Hospitality Co.	25,663	275,364	0.35
Entertainment Properties Trust	7,141	333,485	0.43
Extra Space Storage, Inc. (a)	14,261	304,187	0.39
Home Properties, Inc. (a)	5,951	362,297	0.47
Kilroy Realty Corp. (a)	8,979	354,581	0.46
LaSalle Hotel Properties	13,046	343,632	0.44
Mid-America Apartment Communities, Inc. (a)	5,613	378,709	0.49
National Retail Properties, Inc. (a)	13,005	318,753	0.41
Post Properties, Inc. (a)	7,686	313,281	0.40
Tanger Factory Outlet Centers, Inc. (a)	12,456	333,447	0.43
Other Securities (a)		2,465,686	3.18

		6,170,185	7.95

REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)(b)		88,393	0.11

ROAD & RAIL
Other Securities (a)(b)		629,994	0.81

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Veeco Instruments, Inc. (a)(b)	6,233	301,740	0.39
Other Securities (a)(b)		3,688,479	4.75

		3,990,219	5.14

SOFTWARE
Commvault Systems, Inc. (b)	6,720	298,704	0.38
Other Securities (a)(b)		2,891,021	3.73

		3,189,725	4.11

SPECIALTY RETAIL
Other Securities (a)(b)		3,352,465	4.32

TEXTILES, APPAREL & LUXURY GOODS
Carter’s, Inc. (a)(b)	8,882	273,210	0.35
Crocs, Inc. (a)(b)	13,562	349,222	0.45
Wolverine World Wide, Inc.	7,562	315,714	0.41
Other Securities (a)(b)		1,142,651	1.47

		2,080,797	2.68

THRIFTS & MORTGAGE FINANCE
Other Securities (a)		352,939	0.46

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

TOBACCO
Other Securities (a)(b)		$42,038	0.05%

TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)		362,341	0.47

WATER UTILITIES
Other Securities (a)		98,573	0.13

WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a)		145,739	0.19

TOTAL COMMON STOCKS —
(Cost $74,406,858)		77,387,764	99.74

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (c)(d)	21,819,706	21,819,706	28.12
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	171,881	171,881	0.22

TOTAL SHORT TERM INVESTMENTS —
(Cost $21,991,587)		21,991,587	28.34

TOTAL INVESTMENTS (f)
(Cost $96,398,445)		99,379,351	128.08
OTHER ASSETS & LIABILITIES		(21,786,397)	(28.08)

NET ASSETS		$77,592,954	100.00

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities (a)(b)		$1,890,343	1.01%

AIR FREIGHT & LOGISTICS
Other Securities (b)		860,122	0.46

AIRLINES
Other Securities (b)		555,044	0.30

AUTO COMPONENTS
Other Securities (a)		147,872	0.08

BEVERAGES
Other Securities (b)		604,621	0.32

BIOTECHNOLOGY
Cubist Pharmaceuticals, Inc. (a)(b)	44,729	1,609,797	0.86
Regeneron Pharmaceuticals, Inc. (a)(b)	55,482	3,146,384	1.68
Other Securities (a)(b)		683,756	0.36

		5,439,937	2.90

BUILDING PRODUCTS
Other Securities (a)(b)		829,281	0.44

CAPITAL MARKETS
Stifel Financial Corp. (a)(b)	39,893	1,430,563	0.76
Other Securities (a)		606,854	0.33

		2,037,417	1.09

CHEMICALS
Balchem Corp. (a)	21,730	951,339	0.51
Other Securities (a)(b)		3,250,893	1.73

		4,202,232	2.24

COMMERCIAL BANKS
Signature Bank (b)	30,743	1,758,499	0.94
Other Securities (a)		1,935,955	1.03

		3,694,454	1.97

COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)(b)		3,336,881	1.78

COMMUNICATIONS EQUIPMENT
Netgear, Inc. (b)	27,449	1,200,070	0.64
ViaSat, Inc. (a)(b)	31,309	1,354,740	0.72
Other Securities (a)(b)		1,911,742	1.02

		4,466,552	2.38

COMPUTERS & PERIPHERALS
Other Securities (a)(b)		1,554,959	0.83

CONSTRUCTION & ENGINEERING
Other Securities (a)(b)		190,336	0.10

CONSTRUCTION MATERIALS
Other Securities (a)		286,531	0.15

CONSUMER FINANCE
Cash America International, Inc. (a)	22,220	1,285,872	0.69
Ezcorp, Inc. (b)	37,658	1,339,683	0.71
First Cash Financial Services, Inc. (a)(b)	23,280	977,527	0.52
Other Securities (b)		745,859	0.40

		4,348,941	2.32

DIVERSIFIED CONSUMER SERVICES
Coinstar, Inc. (a)(b)	23,195	1,265,055	0.68
Other Securities (a)(b)		2,082,547	1.11

		3,347,602	1.79

DIVERSIFIED FINANCIAL SERVICES
Portfolio Recovery Associates, Inc. (b)	12,883	1,092,350	0.58

DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a)(b)		1,185,585	0.63

ELECTRIC UTILITIES
Other Securities		461,083	0.25

ELECTRICAL EQUIPMENT
II-VI, Inc. (b)	38,402	983,091	0.52
Other Securities (a)		1,083,693	0.58

		2,066,784	1.10

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Littelfuse, Inc.	16,827	988,081	0.53
Other Securities (a)(b)		5,048,312	2.69

		6,036,393	3.22

ENERGY EQUIPMENT & SERVICES
Lufkin Industries, Inc.	12,409	1,067,794	0.57
SEACOR Holdings, Inc.	10,750	1,074,570	0.57
Other Securities (a)(b)		964,919	0.52

		3,107,283	1.66

FOOD & STAPLES RETAILING
Other Securities (a)(b)		1,239,832	0.66

FOOD PRODUCTS
Darling International, Inc. (b)	87,782	1,553,741	0.83
TreeHouse Foods, Inc. (b)	26,637	1,454,647	0.78
Other Securities (a)(b)		2,722,546	1.45

		5,730,934	3.06

GAS UTILITIES
Other Securities (a)		1,437,390	0.77

HEALTH CARE EQUIPMENT & SUPPLIES
Align Technology, Inc. (b)	51,513	1,174,496	0.63
Haemonetics Corp. (b)	19,093	1,229,017	0.66
NuVasive, Inc. (a)(b)	29,300	963,384	0.51
Other Securities (a)(b)		6,095,457	3.25

		9,462,354	5.05

HEALTH CARE PROVIDERS & SERVICES
AMERIGROUP Corp. (b)	22,538	1,588,253	0.85
Chemed Corp.	15,746	1,031,678	0.55
Healthspring, Inc. (a)(b)	50,393	2,323,621	1.24
HMS Holdings Corp. (b)	20,882	1,605,199	0.86
Other Securities (a)(b)		5,152,532	2.74

		11,701,283	6.24

HEALTH CARE TECHNOLOGY
Other Securities (a)(b)		715,414	0.38

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

HOTELS, RESTAURANTS & LEISURE
Other Securities (a)(b)		$8,050,006	4.30%

HOUSEHOLD DURABLES
Other Securities (a)(b)		384,669	0.21

HOUSEHOLD PRODUCTS
Other Securities (a)		272,616	0.15

INSURANCE
Other Securities (a)(b)		957,851	0.51

INTERNET & CATALOG RETAIL
HSN, Inc. (b)	29,190	960,935	0.51
Other Securities (a)(b)		805,968	0.43

		1,766,903	0.94

INTERNET SOFTWARE & SERVICES
j2 Global Communications, Inc. (a)(b)	34,448	972,467	0.52
Other Securities (a)(b)		3,013,889	1.61

		3,986,356	2.13

IT SERVICES
MAXIMUS, Inc.	12,904	1,067,548	0.57
Wright Express Corp. (a)(b)	28,897	1,504,667	0.80
Other Securities (a)(b)		2,167,879	1.16

		4,740,094	2.53

LEISURE EQUIPMENT & PRODUCTS
Other Securities (a)(b)		1,116,990	0.60

LIFE SCIENCES TOOLS & SERVICES
PAREXEL International Corp. (a)(b)	44,101	1,039,020	0.55
Other Securities (a)(b)		200,386	0.11

		1,239,406	0.66

MACHINERY
Other Securities (a)(b)		5,244,950	2.80

MEDIA
Other Securities (a)(b)		926,170	0.49

METALS & MINING
Other Securities (a)(b)		1,441,306	0.77

OIL, GAS & CONSUMABLE FUELS
Other Securities (a)(b)		3,009,718	1.61

PAPER & FOREST PRODUCTS
Other Securities (a)(b)		2,183,092	1.16

PERSONAL PRODUCTS
Other Securities (a)(b)		709,582	0.38

PHARMACEUTICALS
Questcor Pharmaceuticals, Inc. (a)(b)	46,377	1,117,686	0.60
Salix Pharmaceuticals, Ltd. (b)	43,723	1,741,487	0.93
ViroPharma, Inc. (b)	56,192	1,039,552	0.56
Other Securities (b)		1,509,625	0.80

		5,408,350	2.89

PROFESSIONAL SERVICES
Other Securities (a)(b)		1,108,512	0.59

REAL ESTATE INVESTMENT TRUSTS
Home Properties, Inc. (a)	16,632	1,012,556	0.54
Mid-America Apartment Communities, Inc.	16,016	1,080,600	0.58
Tanger Factory Outlet Centers, Inc.	61,021	1,633,532	0.87
Other Securities (a)		11,119,930	5.93

		14,846,618	7.92

REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)(b)		265,673	0.14

ROAD & RAIL
Other Securities (a)(b)		1,264,235	0.67

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Hittite Microwave Corp. (b)	18,730	1,159,574	0.62
TriQuint Semiconductor, Inc. (a)(b)	122,252	1,245,748	0.66
Veeco Instruments, Inc. (a)(b)	30,546	1,478,732	0.79
Other Securities (a)(b)		9,889,779	5.28

		13,773,833	7.35

SOFTWARE
Commvault Systems, Inc. (b)	32,780	1,457,071	0.78
JDA Software Group, Inc. (b)	31,382	969,390	0.52
MicroStrategy, Inc. (b)	6,179	1,005,200	0.54
Progress Software Corp. (b)	50,492	1,218,372	0.65
Quality Systems, Inc.	14,352	1,252,930	0.67
Taleo Corp. (Class A) (b)	30,754	1,138,821	0.61
Other Securities (a)(b)		7,318,539	3.89

		14,360,323	7.66

SPECIALTY RETAIL
Jos. A. Bank Clothiers, Inc. (a)(b)	20,805	1,040,458	0.55
Other Securities (a)(b)		8,010,411	4.28

		9,050,869	4.83

TEXTILES, APPAREL & LUXURY GOODS
Carter’s, Inc. (a)(b)	43,444	1,336,338	0.71
Crocs, Inc. (a)(b)	66,723	1,718,117	0.92
Iconix Brand Group, Inc. (a)(b)	54,767	1,325,361	0.71
Steven Madden, Ltd. (b)	26,195	982,575	0.52
Other Securities (a)(b)		2,380,040	1.27

		7,742,431	4.13

THRIFTS & MORTGAGE FINANCE
Other Securities (a)		325,108	0.17

WATER UTILITIES
Other Securities (a)		255,999	0.14

WIRELESS TELECOMMUNICATION SERVICES
Other Securities		345,600	0.18

TOTAL COMMON STOCKS —
(Cost $175,142,546)		186,807,070	99.67

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (c)(d)	39,363,170	39,363,170	21.00

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	699,650	$699,650	0.37%

TOTAL SHORT TERM INVESTMENTS —
(Cost $40,062,820)		40,062,820	21.37

TOTAL INVESTMENTS (f)
(Cost $215,205,366)		226,869,890	121.04
OTHER ASSETS & LIABILITIES		(39,437,626)	(21.04)

NET ASSETS		$187,432,264	100.00

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

COMMON STOCKS
AEROSPACE & DEFENSE
AAR Corp.	19,386	$525,167	0.42%
Curtiss-Wright Corp.	22,604	731,692	0.59
Esterline Technologies Corp. (a)	14,991	1,145,312	0.92
Moog, Inc. (Class A) (a)	22,464	977,633	0.78
Teledyne Technologies, Inc. (a)	18,054	909,199	0.73
Other Securities (a)(b)		1,165,165	0.93

		5,454,168	4.37

AIR FREIGHT & LOGISTICS
Other Securities (a)		608,728	0.49

AIRLINES
Other Securities		392,900	0.31

AUTO COMPONENTS
Other Securities (b)		623,963	0.50

AUTOMOBILES
Other Securities (a)(b)		137,858	0.11

BIOTECHNOLOGY
Other Securities (a)(b)		192,913	0.15

BUILDING PRODUCTS
Simpson Manufacturing Co., Inc. (b)	19,685	587,991	0.47
Other Securities (a)(b)		1,541,203	1.24

		2,129,194	1.71

CAPITAL MARKETS
Prospect Capital Corp. (b)	52,456	530,330	0.42
Other Securities (a)(b)		684,613	0.55

		1,214,943	0.97

CHEMICALS
H.B. Fuller Co.	24,085	588,156	0.47
Other Securities (a)(b)		3,170,551	2.54

		3,758,707	3.01

COMMERCIAL BANKS
F.N.B. Corp. (b)	62,360	645,426	0.52
Umpqua Holdings Corp. (b)	55,759	645,132	0.52
Wintrust Financial Corp. (b)	17,220	554,140	0.44
Other Securities (a)(b)		9,076,584	7.27

		10,921,282	8.75

COMMERCIAL SERVICES & SUPPLIES
ABM Industries, Inc. (b)	23,257	542,818	0.43
The Geo Group, Inc. (a)(b)	31,604	727,840	0.58
United Stationers, Inc. (b)	22,596	800,576	0.64
Other Securities (a)(b)		1,741,041	1.40

		3,812,275	3.05

COMMUNICATIONS EQUIPMENT
Arris Group, Inc. (a)(b)	60,824	706,167	0.57
Other Securities (a)(b)		1,817,417	1.45

		2,523,584	2.02

COMPUTERS & PERIPHERALS
Other Securities (a)(b)		688,522	0.55

CONSTRUCTION & ENGINEERING
EMCOR Group, Inc. (a)	32,780	960,782	0.77
Other Securities (a)(b)		874,631	0.70

		1,835,413	1.47

CONSTRUCTION MATERIALS
Texas Industries, Inc. (b)	13,720	571,164	0.46
Other Securities (a)(b)		508,602	0.40

		1,079,766	0.86

CONTAINERS & PACKAGING
Other Securities		177,289	0.14

DISTRIBUTORS
Pool Corp. (b)	23,632	704,470	0.56
Other Securities (a)(b)		69,234	0.06

		773,704	0.62

DIVERSIFIED CONSUMER SERVICES
Other Securities (a)(b)		639,169	0.51

DIVERSIFIED FINANCIAL SERVICES
Other Securities		321,482	0.26

DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a)(b)		419,713	0.34

ELECTRIC UTILITIES
ALLETE, Inc. (b)	15,206	624,054	0.50
UIL Holdings Corp. (b)	24,835	803,412	0.64
Unisource Energy Corp. (b)	18,019	672,649	0.54
Other Securities (b)		607,203	0.49

		2,707,318	2.17

ELECTRICAL EQUIPMENT
Brady Corp. (Class A)	25,964	832,406	0.67
Other Securities (a)(b)		910,551	0.73

		1,742,957	1.40

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Anixter International, Inc.	14,118	922,470	0.74
Other Securities (a)(b)		5,153,703	4.13

		6,076,173	4.87

ENERGY EQUIPMENT & SERVICES
Bristow Group, Inc.	17,820	909,176	0.73
Lufkin Industries, Inc.	6,728	578,944	0.46
Other Securities (a)(b)		2,598,960	2.08

		4,087,080	3.27

FOOD & STAPLES RETAILING
Casey’s General Stores, Inc. (b)	18,595	818,180	0.66
Other Securities (a)(b)		1,016,021	0.81

		1,834,201	1.47

FOOD PRODUCTS
Other Securities (a)(b)		1,981,867	1.59

GAS UTILITIES
New Jersey Resources Corp. (b)	20,327	906,787	0.73
Piedmont Natural Gas Co., Inc.	22,583	683,362	0.55
Southwest Gas Corp.	22,339	862,509	0.69
Other Securities (b)		1,247,760	0.99

		3,700,418	2.96

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a)(b)		$2,538,867	2.03%

HEALTH CARE PROVIDERS & SERVICES
AMERIGROUP Corp. (a)	9,422	663,968	0.53
Centene Corp. (a)	24,530	871,551	0.70
Other Securities (a)(b)		3,406,828	2.73

		4,942,347	3.96

HEALTH CARE TECHNOLOGY
Other Securities (a)		124,408	0.10

HOTELS, RESTAURANTS & LEISURE
Jack in the Box, Inc. (a)(b)	24,424	556,379	0.45
Other Securities (a)(b)		1,924,036	1.54

		2,480,415	1.99

HOUSEHOLD DURABLES
Other Securities (a)(b)		1,880,767	1.51

HOUSEHOLD PRODUCTS
Other Securities (a)(b)		385,251	0.31

INDUSTRIAL CONGLOMERATES
Other Securities (b)		394,568	0.32

INSURANCE
Delphi Financial Group, Inc.	26,978	788,027	0.63
ProAssurance Corp. (a)	15,011	1,050,770	0.84
Other Securities (a)(b)		3,582,510	2.87

		5,421,307	4.34

INTERNET & CATALOG RETAIL
Other Securities		94,736	0.08

INTERNET SOFTWARE & SERVICES
Other Securities (a)(b)		827,049	0.66

IT SERVICES
CACI International, Inc. (Class A) (a)	14,753	930,619	0.74
Other Securities (a)(b)		771,347	0.62

		1,701,966	1.36

LEISURE EQUIPMENT & PRODUCTS
Other Securities (a)(b)		868,638	0.70

LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)(b)		526,942	0.42

MACHINERY
Actuant Corp. (Class A) (b)	33,676	903,527	0.72
Barnes Group, Inc. (b)	21,966	544,976	0.44
CLARCOR, Inc.	12,738	602,253	0.48
Mueller Industries, Inc.	18,560	703,610	0.56
Robbins & Myers, Inc.	13,415	708,983	0.57
Other Securities (a)(b)		3,631,301	2.91

		7,094,650	5.68

MEDIA
Live Nation Entertainment, Inc. (a)(b)	76,880	881,813	0.71
Other Securities (a)(b)		244,917	0.19

		1,126,730	0.90

METALS & MINING
Other Securities (a)(b)		1,925,946	1.54

MULTI-UTILITIES
Avista Corp.	28,057	720,784	0.57
NorthWestern Corp.	17,674	585,186	0.47
Other Securities (b)		410,209	0.33

		1,716,179	1.37

MULTILINE RETAIL
Other Securities (a)(b)		364,345	0.29

OIL, GAS & CONSUMABLE FUELS
World Fuel Services Corp. (b)	34,716	1,247,346	1.00
Other Securities (a)(b)		1,482,948	1.19

		2,730,294	2.19

PAPER & FOREST PRODUCTS
Other Securities (a)(b)		865,690	0.69

PERSONAL PRODUCTS
Other Securities (a)(b)		186,771	0.15

PHARMACEUTICALS
Other Securities (a)		171,770	0.14

PROFESSIONAL SERVICES
Other Securities (a)(b)		1,638,636	1.31

REAL ESTATE INVESTMENT TRUSTS
BioMed Realty Trust, Inc. (b)	34,148	657,007	0.53
Entertainment Properties Trust (b)	11,567	540,179	0.43
Kilroy Realty Corp. (b)	16,371	646,491	0.52
LaSalle Hotel Properties	26,114	687,843	0.55
Post Properties, Inc.	13,483	549,567	0.44
Other Securities (b)		6,900,254	5.52

		9,981,341	7.99

REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)(b)		111,133	0.09

ROAD & RAIL
Other Securities (a)(b)		1,169,973	0.94

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Other Securities (a)(b)		3,709,306	2.97

SOFTWARE
Other Securities (a)(b)		742,610	0.59

SPECIALTY RETAIL
Other Securities (a)(b)		4,762,980	3.82

TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)(b)		1,605,790	1.29

THRIFTS & MORTGAGE FINANCE
Other Securities (b)		918,586	0.74

TOBACCO
Other Securities (a)(b)		136,904	0.11

TRADING COMPANIES & DISTRIBUTORS
Applied Industrial Technologies, Inc.	18,559	660,886	0.53
Other Securities (b)		498,378	0.40

		1,159,264	0.93

WATER UTILITIES
Other Securities (b)		147,825	0.12

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF
SUMMARY SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

			% of
			Net
Security Description	Shares	Value	Assets

WIRELESS TELECOMMUNICATION SERVICES
Other Securities		$231,743	0.19%

TOTAL COMMON STOCKS —
(Cost $123,510,919)		124,521,314	99.74

SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending Prime Portfolio (c)(d)	28,516,005	28,516,005	22.84
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	225,206	225,206	0.18

TOTAL SHORT TERM INVESTMENTS —
(Cost $28,741,211)		28,741,211	23.02

TOTAL INVESTMENTS (f)
(Cost $152,252,130)		153,262,525	122.76
OTHER ASSETS & LIABILITIES		(28,413,383)	(22.76)

NET ASSETS		$124,849,142	100.00

Other Securities are those securities, which individually are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2011.

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at June 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Global Dow ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AUSTRALIA — 1.5%
BHP Billiton, Ltd.	24,887	$1,167,008
National Australia Bank, Ltd.	38,222	1,048,382

		2,215,390

BELGIUM — 0.6%
Anheuser-Busch InBev NV	15,837	918,450

BRAZIL — 2.0%
Cia Energetica de Minas Gerais Preference Shares	56,100	1,137,262
Petroleo Brasileiro SA ADR	26,210	804,123
Vale SA Preference Shares	36,200	1,034,385

		2,975,770

CANADA — 1.7%
Potash Corp. of Saskatchewan, Inc.	17,600	1,004,463
Research In Motion, Ltd. (a)	19,500	563,320
Royal Bank of Canada	17,100	976,814

		2,544,597

CHINA — 3.2%
China Construction Bank Corp.	1,068,000	885,282
China Petroleum & Chemical Corp.	1,078,000	1,084,754
Industrial & Commercial Bank of China	1,197,000	909,143
PetroChina Co., Ltd.	788,000	1,152,442
Suntech Power Holdings Co., Ltd. ADR (a)	98,337	773,912

		4,805,533

DENMARK — 0.4%
Vestas Wind Systems A/S (a)	24,485	568,743

FINLAND — 0.4%
Nokia Oyj	88,921	576,281

FRANCE — 6.3%
BNP Paribas	12,659	976,964
Carrefour SA (a)	18,277	750,449
Compagnie de Saint-Gobain	21,160	1,369,962
GDF Suez	25,607	936,882
LVMH Moet Hennessy Louis Vuitton SA	6,909	1,243,111
Societe Generale	16,567	982,884
Total SA	17,653	1,020,696
Veolia Environnement	33,309	939,299
Vinci SA	18,337	1,174,298

		9,394,545

GERMANY — 5.3%
Allianz SE	8,050	1,124,295
BASF SE	15,639	1,532,095
Daimler AG	15,752	1,185,293
Deutsche Bank AG	15,099	892,069
E.ON AG	29,540	838,797
SAP AG	18,676	1,130,481
Siemens AG	8,955	1,229,528

		7,932,558

HONG KONG — 3.2%
China Mobile, Ltd.	88,000	814,265
China Unicom (Hong Kong), Ltd.	586,000	1,180,849
CLP Holdings, Ltd.	115,000	1,019,020
Esprit Holdings, Ltd.	169,300	526,530
Hutchison Whampoa, Ltd.	110,000	1,187,470

		4,728,134

INDIA — 1.8%
Infosys Technologies, Ltd. ADR	13,831	902,196
Reliance Industries, Ltd. GDR (b)	21,250	855,100
Tata Steel Ltd, GDR	68,700	899,970

		2,657,266

ITALY — 1.2%
Assicurazioni Generali SpA	46,496	980,847
UniCredit SpA	346,149	732,721

		1,713,568

JAPAN — 10.1%
Bridgestone Corp.	48,700	1,113,177
Canon, Inc.	20,700	976,560
Honda Motor Co., Ltd.	26,500	1,012,289
Komatsu, Ltd.	40,500	1,252,210
Mitsubishi Corp.	39,200	970,778
Mitsubishi UFJ Financial Group, Inc.	182,800	882,764
Mitsui & Co., Ltd.	63,600	1,089,926
Mizuho Financial Group, Inc.	560,900	916,776
Nintendo Co., Ltd.	3,100	578,467
Nippon Steel Corp.	248,000	798,415
Panasonic Corp.	67,800	822,734
Seven & I Holdings Co., Ltd.	37,400	998,908
Sony Corp.	29,600	775,919
Takeda Pharmaceutical Co., Ltd.	18,500	851,009
Toshiba Corp.	186,000	971,917
Toyota Motor Corp.	25,100	1,025,631

		15,037,480

LUXEMBOURG — 0.6%
ArcelorMittal	27,320	950,439

MEXICO — 0.6%
America Movil SAB de CV	716,600	965,496

NETHERLANDS ANTILLES — 1.6%
Royal Dutch Shell PLC (Class A)	31,268	1,109,773
Schlumberger, Ltd.	14,851	1,283,127

		2,392,900

NORWAY — 0.3%
Renewable Energy Corp. ASA (a)	286,492	495,245

PORTUGAL — 0.7%
EDP — Energias de Portugal SA	276,016	980,045

RUSSIA — 0.8%
Gazprom OAO ADR (a)	80,412	1,172,407

SOUTH KOREA — 1.3%
LG Electronics, Inc.	10,630	825,390
Samsung Electronics Co., Ltd. GDR (b)	2,667	1,033,729

		1,859,119

SPAIN — 1.7%
Banco Bilbao Vizcaya Argentaria SA	71,422	837,729
Banco Santander SA	69,392	801,141
Telefonica SA	38,268	935,440

		2,574,310

See accompanying notes to financial statements.

SPDR Global Dow ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

SWEDEN — 0.8%
Telefonaktiebolaget LM Ericsson (Class B)	79,760	$1,152,782

SWITZERLAND — 3.9%
ABB, Ltd. (a)	42,671	1,104,784
Credit Suisse Group AG (a)	19,165	744,294
Nestle SA	16,494	1,023,529
Novartis AG	16,349	999,968
Roche Holding AG	6,166	1,030,352
UBS AG (a)	48,892	890,160

		5,793,087

TAIWAN — 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	88,563	1,116,779

UNITED KINGDOM — 6.5%
Anglo American PLC	22,396	1,110,132
AstraZeneca PLC	17,001	848,306
BAE Systems PLC	177,833	909,324
BP PLC	136,684	1,006,459
BP PLC ADR	287	12,711
GlaxoSmithKline PLC	44,500	953,044
HSBC Holdings PLC	85,748	851,315
National Grid PLC	101,470	997,794
Rio Tinto PLC	16,051	1,157,161
Tesco PLC	135,701	875,802
Vodafone Group PLC	356,052	944,895

		9,666,943

UNITED STATES — 42.3%
3M Co.	10,400	986,440
Abbott Laboratories	16,822	885,174
Alcoa, Inc.	77,300	1,225,978
Amazon.com, Inc. (a)	6,200	1,267,838
American Express Co.	21,200	1,096,040
Amgen, Inc. (a)	16,300	951,105
Apple, Inc. (a)	3,250	1,090,927
AT&T, Inc.	31,579	991,896
Bank of America Corp.	64,897	711,271
Baxter International, Inc.	20,500	1,223,645
Carnival Corp.	24,500	921,935
Caterpillar, Inc.	12,300	1,309,458
Chevron Corp.	11,348	1,167,028
Cisco Systems, Inc.	42,477	663,066
Colgate-Palmolive Co.	11,600	1,013,956
ConocoPhillips	16,036	1,205,747
Deere & Co.	12,900	1,063,605
E. I. du Pont de Nemours and Co.	20,800	1,124,240
eBay, Inc. (a)	35,600	1,148,812
Exxon Mobil Corp.	14,378	1,170,082
FedEx Corp.	10,400	986,440
First Solar, Inc. (a)	6,300	833,301
Freeport-McMoRan Copper & Gold, Inc.	22,100	1,169,090
General Electric Co.	55,227	1,041,581
Gilead Sciences, Inc. (a)	25,800	1,068,378
Google, Inc. (Class A) (a)	1,824	923,637
Hewlett-Packard Co.	22,608	822,931
Honeywell International, Inc.	20,700	1,233,513
Intel Corp.	48,789	1,081,164
International Business Machines Corp.	6,867	1,178,034
Johnson & Johnson	14,691	977,245
JPMorgan Chase & Co.	21,872	895,440
Kraft Foods, Inc. (Class A)	28,600	1,007,578
McDonald’s Corp.	11,800	994,976
Medco Health Solutions, Inc. (a)	18,700	1,056,924
Medtronic, Inc.	26,400	1,017,192
Merck & Co., Inc.	24,296	857,406
Microsoft Corp.	36,606	951,756
Monsanto Co.	15,500	1,124,370
News Corp. (Class A)	64,400	1,139,880
NIKE, Inc. (Class B)	11,700	1,052,766
Pfizer, Inc.	51,527	1,061,456
Philip Morris International, Inc.	16,062	1,072,460
Southwest Airlines Co.	76,400	872,488
SunPower Corp. (Class A) (a)	75,000	1,449,750
The Bank of New York Mellon Corp.	34,400	881,328
The Boeing Co.	13,700	1,012,841
The Coca-Cola Co.	14,812	996,699
The Goldman Sachs Group, Inc.	5,821	774,717
The Home Depot, Inc.	29,400	1,064,868
The NASDAQ OMX Group, Inc. (a)	46,100	1,166,330
The Procter & Gamble Co.	14,549	924,880
The Travelers Cos., Inc.	17,200	1,004,136
The Walt Disney Co.	25,300	987,712
Time Warner, Inc.	28,300	1,029,271
United Parcel Service, Inc. (Class B)	13,000	948,090
United Technologies Corp.	12,800	1,132,928
Verizon Communications, Inc.	28,011	1,042,850
Visa, Inc. (Class A)	13,000	1,095,380
Wal-Mart Stores, Inc.	16,878	896,897
Wells Fargo & Co.	34,200	959,652

		63,006,578

TOTAL COMMON STOCKS —
(Cost $151,934,455)		148,194,445

SHORT TERM INVESTMENT — 0.0% (c)
MONEY MARKET FUND — 0.0% (c)
State Street Institutional Liquid Reserves Fund 0.15% (d)(e) (Cost $5,427)	5,427	5,427

TOTAL INVESTMENTS — 99.6% (f)
(Cost $151,939,882)		148,199,872
OTHER ASSETS & LIABILITIES — 0.4%		586,279

NET ASSETS — 100.0%		$148,786,151

See accompanying notes to financial statements.

SPDR Global Dow ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

(a)	Non-income producing security.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.3% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
ADR = American Depositary Receipt
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR Dow Jones REIT ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
DIVERSIFIED REITS — 7.8%
Colonial Properties Trust (a)	384,342	$7,840,577
Cousins Properties, Inc. (a)	386,022	3,296,628
Liberty Property Trust	527,356	17,181,259
PS Business Parks, Inc. (a)	87,523	4,822,517
Vornado Realty Trust	848,205	79,035,742
Washington Real Estate Investment Trust (a)	303,420	9,867,218

		122,043,941

INDUSTRIAL REITS — 6.2%
DCT Industrial Trust, Inc. (a)	1,130,968	5,914,963
DuPont Fabros Technology, Inc. (a)	284,191	7,161,613
EastGroup Properties, Inc. (a)	124,034	5,272,685
First Industrial Realty Trust, Inc. (b)	367,297	4,205,551
First Potomac Realty Trust (a)	229,844	3,518,912
ProLogis (a)	1,953,215	70,003,225

		96,076,949

OFFICE REITS — 17.5%
Alexandria Real Estate Equities, Inc.	280,098	21,685,187
BioMed Realty Trust, Inc. (a)	602,336	11,588,945
Boston Properties, Inc.	670,348	71,164,144
Brandywine Realty Trust	619,039	7,174,662
CommonWealth REIT (a)	331,934	8,577,175
Corporate Office Properties Trust (a)	308,132	9,585,986
Digital Realty Trust, Inc. (a)	438,133	27,067,857
Douglas Emmett, Inc. (a)	568,561	11,308,678
Duke Realty Corp. (a)	1,160,774	16,262,444
Franklin Street Properties Corp. (a)	338,817	4,374,127
Highwoods Properties, Inc. (a)	329,614	10,920,112
Kilroy Realty Corp. (a)	264,951	10,462,915
Mack-Cali Realty Corp. (a)	400,345	13,187,364
Parkway Properties, Inc. (a)	100,770	1,719,136
Piedmont Office Realty Trust, Inc. (Class A) (a)	794,882	16,207,644
SL Green Realty Corp. (a)	372,564	30,874,379

		272,160,755

RESIDENTIAL REITS — 18.2%
American Campus Communities, Inc. (a)	307,381	10,918,173
Apartment Investment & Management Co. (Class A)	546,626	13,955,362
AvalonBay Communities, Inc.	392,058	50,340,247
BRE Properties, Inc.	334,876	16,703,615
Camden Property Trust	323,133	20,557,721
Education Realty Trust, Inc. (a)	332,301	2,847,820
Equity Lifestyle Properties, Inc. (a)	175,661	10,968,273
Equity Residential	1,355,937	81,356,220
Essex Property Trust, Inc. (a)	148,255	20,057,419
Home Properties, Inc. (a)	176,539	10,747,694
Mid-America Apartment Communities, Inc. (a)	167,213	11,281,861
Post Properties, Inc. (a)	227,902	9,289,286
Sun Communities, Inc. (a)	88,470	3,300,816
UDR, Inc. (a)	873,728	21,450,022

		283,774,529

RETAIL REITS — 25.0%
Acadia Realty Trust (a)	184,736	3,755,683
Alexander’s, Inc. (a)	15,891	6,308,727
CBL & Associates Properties, Inc. (a)	647,874	11,745,956
Cedar Shopping Centers, Inc. (a)	243,625	1,254,669
Developers Diversified Realty Corp.	1,044,131	14,722,247
Equity One, Inc. (a)	267,772	4,991,270
Federal Realty Investment Trust (a)	286,340	24,390,441
General Growth Properties, Inc. (a)	1,810,572	30,218,447
Inland Real Estate Corp. (a)	354,959	3,134,288
Kimco Realty Corp.	1,871,328	34,881,554
Kite Realty Group Trust (a)	275,084	1,369,918
Pennsylvania Real Estate Investment Trust	254,964	4,002,935
Ramco-Gershenson Properties Trust (a)	178,335	2,207,787
Regency Centers Corp. (a)	376,519	16,555,540
Saul Centers, Inc. (a)	35,479	1,396,808
Simon Property Group, Inc.	1,348,135	156,693,731
Tanger Factory Outlet Centers, Inc.	370,832	9,927,173
Taubman Centers, Inc.	257,205	15,226,536
The Macerich Co. (a)	597,319	31,956,567
Weingarten Realty Investors (a)	550,682	13,855,159

		388,595,436

SPECIALIZED REITS — 25.1%
Ashford Hospitality Trust, Inc. (a)	273,557	3,405,785
DiamondRock Hospitality Co.	774,782	8,313,411
Extra Space Storage, Inc.	407,172	8,684,979
FelCor Lodging Trust, Inc. (b)	572,667	3,052,315
HCP, Inc.	1,869,236	68,582,269
Health Care REIT, Inc.	813,748	42,664,808
Healthcare Realty Trust, Inc. (a)	334,880	6,908,574
Hersha Hospitality Trust	691,344	3,850,786
Hospitality Properties Trust	567,976	13,773,418
Host Hotels & Resorts, Inc.	3,150,858	53,407,043
LaSalle Hotel Properties	355,389	9,360,946
Nationwide Health Properties, Inc.	581,231	24,068,776
Public Storage	649,211	74,016,546
Senior Housing Properties Trust	653,067	15,288,298
Sovran Self Storage, Inc.	126,581	5,189,821
Sunstone Hotel Investors, Inc. (a)(b)	541,845	5,022,903
U-Store-It Trust	403,501	4,244,830
Universal Health Realty Income Trust (a)	54,340	2,172,513
Ventas, Inc. (a)	749,608	39,511,838

		391,519,859

TOTAL COMMON STOCKS —
(Cost $1,476,323,669)		1,554,171,469

SHORT TERM INVESTMENTS — 12.5%
MONEY MARKET FUNDS — 12.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	191,378,900	191,378,900

See accompanying notes to financial statements.

SPDR Dow Jones REIT ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	2,477,912	$2,477,912

TOTAL SHORT TERM INVESTMENTS —
(Cost $193,856,812)		193,856,812

TOTAL INVESTMENTS — 112.3% (f)
(Cost $1,670,180,481)		1,748,028,281
OTHER ASSETS & LIABILITIES — (12.3)%		(190,942,527)

NET ASSETS — 100.0%		$1,557,085,754

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR KBW Bank ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
ASSET MANAGEMENT & CUSTODY BANKS — 7.8%
Northern Trust Corp.	643,801	$29,589,094
State Street Corp. (a)(b)	1,000,018	45,090,812
The Bank of New York Mellon Corp.	2,220,465	56,888,313

		131,568,219

CONSUMER FINANCE — 4.5%
Capital One Financial Corp.	1,451,553	75,001,743

DIVERSIFIED BANKS — 16.3%
Comerica, Inc. (b)	1,682,453	58,162,400
U.S. Bancorp	4,051,940	103,364,989
Wells Fargo & Co.	4,029,543	113,068,977

		274,596,366

OTHER DIVERSIFIED FINANCIAL SERVICES — 21.6%
Bank of America Corp.	9,467,490	103,763,690
Citigroup, Inc.	2,859,736	119,079,407
JPMorgan Chase & Co.	3,429,006	140,383,506

		363,226,603

REGIONAL BANKS — 43.3%
BB&T Corp. (b)	2,373,863	63,714,483
Commerce Bancshares, Inc. (b)	920,921	39,599,603
Cullen/Frost Bankers, Inc. (b)	646,709	36,765,407
Fifth Third Bancorp	6,461,692	82,386,573
Huntington Bancshares, Inc.	12,818,991	84,092,581
Keycorp	7,252,944	60,417,024
M&T Bank Corp. (b)	843,473	74,183,450
PNC Financial Services Group, Inc.	1,143,027	68,135,839
Regions Financial Corp. (b)	11,166,322	69,231,196
SunTrust Banks, Inc.	3,014,737	77,780,215
Zions Bancorporation (b)	3,040,019	72,990,856

		729,297,227

THRIFTS & MORTGAGE FINANCE — 6.4%
First Niagara Financial Group, Inc.	1,826,954	24,115,793
New York Community Bancorp, Inc. (b)	3,737,467	56,024,630
People’s United Financial, Inc. (b)	2,119,174	28,481,699

		108,622,122

TOTAL COMMON STOCKS —
(Cost $1,918,005,739)		1,682,312,280

SHORT TERM INVESTMENTS — 8.1%
MONEY MARKET FUNDS — 8.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	136,108,076	136,108,076
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	1,109,909	1,109,909

TOTAL SHORT TERM INVESTMENTS —
(Cost $137,217,985)		137,217,985

TOTAL INVESTMENTS — 108.0% (f)
(Cost $2,055,223,724)		1,819,530,265
OTHER ASSETS & LIABILITIES — (8.0)%		(134,872,329)

NET ASSETS — 100.0%		$1,684,657,936

(a)	Affiliated issuer. (Note 3)
(b)	Security, or portion thereof, was on loan at June 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR KBW Capital Markets ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
ASSET MANAGEMENT & CUSTODY BANKS — 35.5%
Franklin Resources, Inc.	40,548	$5,323,547
Invesco, Ltd.	131,995	3,088,683
Janus Capital Group, Inc. (a)	250,364	2,363,436
Legg Mason, Inc.	73,527	2,408,745
SEI Investments Co. (a)	116,587	2,624,374
State Street Corp. (b)	120,246	5,421,892
T. Rowe Price Group, Inc.	54,686	3,299,753

		24,530,430

INVESTMENT BANKING & BROKERAGE — 45.1%
Greenhill & Co., Inc. (a)	19,055	1,025,540
Investment Technology Group, Inc. (c)	83,764	1,174,371
Jefferies Group, Inc. (a)	141,269	2,881,888
Knight Capital Group, Inc. (Class A) (c)	132,414	1,459,202
Lazard, Ltd. (Class A)	88,925	3,299,117
Morgan Stanley	200,168	4,605,866
Piper Jaffray Co., Inc. (a)(c)	22,474	647,476
Raymond James Financial, Inc. (a)	91,075	2,928,061
Stifel Financial Corp. (a)(c)	54,419	1,951,465
TD Ameritrade Holding Corp. (a)	148,701	2,901,157
The Charles Schwab Corp.	245,388	4,036,633
The Goldman Sachs Group, Inc.	32,158	4,279,908

		31,190,684

SPECIALIZED FINANCE — 19.2%
CME Group, Inc.	14,544	4,240,885
Interactive Brokers Group, Inc. (Class A)	76,481	1,196,928
IntercontinentalExchange, Inc. (c)	23,176	2,890,279
NYSE Euronext	86,139	2,951,983
The NASDAQ OMX Group, Inc. (c)	78,820	1,994,146

		13,274,221

TOTAL COMMON STOCKS —
(Cost $90,345,007)		68,995,335

SHORT TERM INVESTMENTS — 7.8%
MONEY MARKET FUNDS — 7.8%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	5,330,408	5,330,408
State Street Institutional Liquid Reserves Fund 0.15% (e)(f)	77,276	77,276

TOTAL SHORT TERM INVESTMENTS —
(Cost $5,407,684)		5,407,684

TOTAL INVESTMENTS — 107.6% (g)
(Cost $95,752,691)		74,403,019
OTHER ASSETS & LIABILITIES — (7.6)%		(5,276,329)

NET ASSETS — 100.0%		$69,126,690

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Affiliated issuer. (Note 3)
(c)	Non-income producing security.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR KBW Insurance ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
ASSET MANAGEMENT & CUSTODY BANKS — 4.8%
Ameriprise Financial, Inc.	178,664	$10,305,340

INSURANCE BROKERS — 9.7%
AON Corp.	221,404	11,358,025
Marsh & McLennan Cos., Inc.	306,788	9,568,718

		20,926,743

LIFE & HEALTH INSURANCE — 35.9%
Aflac, Inc.	293,050	13,679,574
Lincoln National Corp.	318,606	9,077,085
MetLife, Inc.	469,774	20,608,985
Principal Financial Group, Inc. (a)	307,276	9,347,336
Prudential Financial, Inc.	247,359	15,729,559
Unum Group	344,053	8,766,470

		77,209,009

MULTI-LINE INSURANCE — 10.5%
Assurant, Inc.	161,472	5,856,589
Genworth Financial, Inc. (Class A) (a)(b)	739,236	7,599,346
Hartford Financial Services Group, Inc. (a)	343,131	9,048,365

		22,504,300

PROPERTY & CASUALTY INSURANCE — 30.2%
Axis Capital Holdings, Ltd.	205,154	6,351,568
Chubb Corp.	136,013	8,515,774
Cincinnati Financial Corp. (a)	209,126	6,102,297
Fidelity National Financial, Inc. (Class A) (a)	274,369	4,318,568
MBIA, Inc. (a)(b)	607,737	5,281,234
The Allstate Corp.	249,402	7,614,243
The Progressive Corp.	380,434	8,133,679
The Travelers Cos., Inc.	318,056	18,568,109

		64,885,472

REINSURANCE — 6.2%
Arch Capital Group, Ltd. (b)	42,190	1,346,705
Everest Re Group, Ltd.	48,599	3,972,969
XL Group PLC	364,751	8,017,227

		13,336,901

THRIFTS & MORTGAGE FINANCE — 2.5%
MGIC Investment Corp. (b)	896,294	5,332,948

TOTAL COMMON STOCKS —
(Cost $234,510,075)		214,500,713

SHORT TERM INVESTMENTS — 4.6%
MONEY MARKET FUNDS — 4.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	9,780,219	9,780,219
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	168,814	168,814

TOTAL SHORT TERM INVESTMENTS —
(Cost $9,949,033)		9,949,033

TOTAL INVESTMENTS — 104.4% (f)
(Cost $244,459,108)		224,449,746
OTHER ASSETS & LIABILITIES — (4.4)%		(9,552,673)

NET ASSETS — 100.0%		$214,897,073

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR KBW Mortgage Finance ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
COMMERCIAL BANKS — 9.5%
Popular, Inc. (a)	94,855	$261,800
United Community Banks, Inc. (a)(b)	9,643	101,830

		363,630

DIVERSIFIED FINANCIAL SERVICES — 3.9%
PHH Corp. (a)(b)	7,262	149,016

HOUSEHOLD DURABLES — 34.4%
D.R. Horton, Inc. (b)	25,155	289,786
KB HOME (b)	8,984	87,863
Lennar Corp. (Class A) (b)	8,460	153,549
M.D.C. Holdings, Inc. (b)	4,417	108,835
Meritage Homes Corp. (a)(b)	7,037	158,755
Pulte Group, Inc. (a)(b)	19,914	152,541
Ryland Group, Inc. (b)	4,941	81,675
Toll Brothers, Inc. (a)(b)	13,775	285,693

		1,318,697

INSURANCE — 18.6%
Fidelity National Financial, Inc. (Class A) (b)	20,588	324,055
First American Financial Corp. (b)	12,203	190,977
Old Republic International Corp. (b)	17,069	200,561

		715,593

IT SERVICES — 2.6%
Lender Processing Services, Inc. (b)	4,717	98,633

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.0%
Avatar Holdings, Inc. (a)(b)	5,166	78,575

THRIFTS & MORTGAGE FINANCE — 28.7%
Astoria Financial Corp. (b)	9,882	126,391
Capitol Federal Financial, Inc.	13,700	161,112
Hudson City Bancorp, Inc.	32,941	269,787
MGIC Investment Corp. (a)	16,396	97,556
Ocwen Financial Corp. (a)(b)	14,823	189,141
Radian Group, Inc. (b)	15,198	64,287
TFS Financial Corp. (a)(b)	6,813	65,950
Washington Federal, Inc. (b)	7,711	126,692

		1,100,916

TOTAL COMMON STOCKS —
(Cost $4,258,220)		3,825,060

SHORT TERM INVESTMENTS — 28.7%
MONEY MARKET FUNDS — 28.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	1,089,305	1,089,305
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	12,930	12,930

TOTAL SHORT TERM INVESTMENTS —
(Cost $1,102,235)		1,102,235

TOTAL INVESTMENTS — 128.4% (f)
(Cost $5,360,455)		4,927,295
OTHER ASSETS & LIABILITIES — (28.4)%		(1,089,580)

NET ASSETS — 100.0%		$3,837,715

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at June 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR KBW Regional Banking ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
REGIONAL BANKS — 92.4%
Associated Banc-Corp. (a)	1,068,975	$14,858,752
BancorpSouth, Inc. (a)	444,892	5,521,110
Bank of Hawaii Corp.	249,578	11,610,369
BOK Financial Corp. (a)	189,894	10,400,494
Boston Private Financial Holdings, Inc. (a)	2,083,597	13,710,068
Cathay General Bancorp (a)	732,470	12,005,183
City Holding Co. (a)	282,132	9,318,820
City National Corp. (a)	222,455	12,068,184
Columbia Banking System, Inc. (a)	607,664	10,463,974
Community Bank System, Inc. (a)	629,441	15,603,842
CVB Financial Corp. (a)	1,562,689	14,454,873
East West Bancorp, Inc.	499,193	10,088,691
F.N.B. Corp. (a)	1,101,467	11,400,183
First Commonwealth Financial Corp. (a)	1,372,754	7,879,608
First Financial Bancorp. (a)	792,214	13,222,052
First Financial Bankshares, Inc. (a)	320,125	11,028,306
First Horizon National Corp.	786,764	7,505,729
First Midwest Bancorp, Inc. (a)	1,155,730	14,203,922
FirstMerit Corp. (a)	732,554	12,094,467
Fulton Financial Corp. (a)	1,036,325	11,099,041
Glacier Bancorp, Inc. (a)	656,566	8,850,510
Hancock Holding Co. (a)	347,226	10,757,061
IBERIABANK Corp. (a)	162,749	9,380,852
MB Financial, Inc. (a)	661,964	12,736,187
National Penn Bancshares, Inc. (a)	1,443,304	11,445,401
Old National Bancorp (a)	1,112,339	12,013,261
PacWest Bancorp (a)	607,645	12,499,258
Park National Corp. (a)	162,795	10,721,679
Pinnacle Financial Partners, Inc. (a)(b)	819,299	12,748,292
PrivateBancorp, Inc. (a)	569,756	7,862,633
Prosperity Bancshares, Inc. (a)	265,921	11,652,658
S&T Bancorp, Inc. (a)	428,621	7,968,064
Signature Bank (a)(b)	227,876	13,034,507
Sterling Bancshares, Inc. (a)	1,616,937	13,194,206
Susquehanna Bancshares, Inc. (a)	1,291,369	10,330,952
SVB Financial Group (a)(b)	271,338	16,201,592
Synovus Financial Corp. (a)	4,877,953	10,146,142
TCF Financial Corp. (a)	694,516	9,584,321
Texas Capital Bancshares, Inc. (a)(b)	450,320	11,631,766
Trustmark Corp. (a)	466,673	10,924,815
UMB Financial Corp. (a)	200,795	8,409,295
Umpqua Holdings Corp. (a)	1,079,746	12,492,661
United Bankshares, Inc. (a)	406,983	9,962,944
Valley National Bancorp (a)	895,285	12,184,829
Westamerica Bancorporation (a)	146,517	7,215,962
Wintrust Financial Corp. (a)	428,645	13,793,796

		516,281,312

THRIFTS & MORTGAGE FINANCE — 7.3%
Brookline Bancorp, Inc. (a)	965,774	8,952,725
Hudson City Bancorp, Inc.	667,392	5,465,941
Provident Financial Services, Inc. (a)	900,736	12,898,540
Webster Financial Corp. (a)	656,573	13,801,163

		41,118,369

TOTAL COMMON STOCKS —
(Cost $662,864,754)		557,399,681

SHORT TERM INVESTMENTS — 26.5%
MONEY MARKET FUNDS — 26.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	147,505,337	147,505,337
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	390,216	390,216

TOTAL SHORT TERM INVESTMENTS —
(Cost $147,895,553)		147,895,553

TOTAL INVESTMENTS — 126.2% (f)
(Cost $810,760,307)		705,295,234
OTHER ASSETS & LIABILITIES — (26.2)%		(146,605,775)

NET ASSETS — 100.0%		$558,689,459

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Morgan Stanley Technology ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
COMMUNICATIONS EQUIPMENT — 14.9%
Cisco Systems, Inc.	302,222	$4,717,685
Juniper Networks, Inc. (a)	161,517	5,087,786
Nokia Oyj ADR (b)	592,350	3,802,887
QUALCOMM, Inc.	119,547	6,789,074
Research In Motion, Ltd. (a)	97,858	2,823,203
Telefonaktiebolaget LM Ericsson (Class B) ADR	522,949	7,520,007

		30,740,642

COMPUTERS & PERIPHERALS — 18.3%
Apple, Inc. (a)	18,350	6,159,545
Dell, Inc. (a)	432,038	7,202,074
EMC Corp. (a)(b)	256,644	7,070,542
Hewlett-Packard Co.	140,436	5,111,870
NetApp, Inc. (a)	109,258	5,766,637
Seagate Technology PLC	400,931	6,479,045

		37,789,713

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Flextronics International, Ltd. (a)	770,412	4,946,045

HOUSEHOLD DURABLES — 2.1%
Sony Corp, ADR	166,546	4,395,149

INTERNET & CATALOG RETAIL — 3.3%
Amazon.com, Inc. (a)	33,156	6,780,070

INTERNET SOFTWARE & SERVICES — 8.2%
eBay, Inc. (a)	197,900	6,386,233
Google, Inc. (Class A) (a)	10,007	5,067,345
Yahoo!, Inc. (a)	361,090	5,430,793

		16,884,371

IT SERVICES — 12.6%
Accenture PLC (Class A)	117,142	7,077,720
Automatic Data Processing, Inc.	125,339	6,602,858
Infosys Technologies, Ltd. ADR (b)	79,824	5,206,920
International Business Machines Corp.	40,649	6,973,336

		25,860,834

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 17.0%
Analog Devices, Inc.	157,511	6,164,980
Applied Materials, Inc.	433,063	5,634,150
Broadcom Corp. (Class A)	134,462	4,523,302
Intel Corp.	274,660	6,086,466
NVIDIA Corp. (a)(b)	410,921	6,548,026
Texas Instruments, Inc.	181,209	5,949,091

		34,906,015

SOFTWARE — 21.1%
Activision Blizzard, Inc.	485,019	5,665,022
Adobe Systems, Inc. (a)	204,742	6,439,136
Intuit, Inc. (a)	118,957	6,169,110
Microsoft Corp.	212,033	5,512,858
Oracle Corp.	187,787	6,180,070
Salesforce.com, Inc. (a)	43,145	6,427,742
SAP AG ADR	117,912	7,151,363

		43,545,301

TOTAL COMMON STOCKS —
(Cost $208,312,298)		205,848,140

SHORT TERM INVESTMENTS — 5.7%
MONEY MARKET FUNDS — 5.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	11,458,990	11,458,990
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	254,424	254,424

TOTAL SHORT TERM INVESTMENTS —
(Cost $11,713,414)		11,713,414

TOTAL INVESTMENTS — 105.6% (f)
(Cost $220,025,712)		217,561,554
OTHER ASSETS & LIABILITIES — (5.6)%		(11,442,550)

NET ASSETS — 100.0%		$206,119,004

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at June 30, 2011.
(c)	Investment of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
ADR = American Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P Dividend ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BEVERAGES — 4.9%
Brown-Forman Corp. (Class B) (a)	951,350	$71,056,332
PepsiCo, Inc.	1,590,201	111,997,856
The Coca-Cola Co.	1,644,496	110,658,136

		293,712,324

CAPITAL MARKETS — 1.4%
Eaton Vance Corp. (a)	2,824,256	85,377,259

CHEMICALS — 7.2%
Air Products & Chemicals, Inc.	1,001,878	95,759,499
PPG Industries, Inc.	1,131,517	102,730,428
RPM International, Inc.	4,339,695	99,899,779
The Sherwin-Williams Co.	738,777	61,961,227
Valspar Corp. (a)	1,899,593	68,499,324

		428,850,257

COMMERCIAL BANKS — 2.1%
Commerce Bancshares, Inc. (a)	1,962,869	84,403,367
Westamerica Bancorporation (a)	867,519	42,725,311

		127,128,678

COMMERCIAL SERVICES & SUPPLIES — 3.9%
Pitney Bowes, Inc. (a)	10,125,240	232,779,268

COMPUTERS & PERIPHERALS — 1.4%
Diebold, Inc. (a)	2,693,163	83,514,985

CONTAINERS & PACKAGING — 3.4%
Bemis Co., Inc. (a)	3,417,152	115,431,394
Sonoco Products Co.	2,525,672	89,762,383

		205,193,777

DISTRIBUTORS — 2.1%
Genuine Parts Co. (a)	2,340,377	127,316,509

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.8%
CenturyLink, Inc. (a)	5,628,597	227,564,177

ELECTRICAL EQUIPMENT — 1.7%
Emerson Electric Co.	1,810,767	101,855,644

FOOD & STAPLES RETAILING — 2.7%
Wal-Mart Stores, Inc.	1,869,513	99,345,921
Walgreen Co. (a)	1,435,891	60,967,932

		160,313,853

FOOD PRODUCTS — 3.8%
Archer-Daniels-Midland Co.	2,379,042	71,728,116
Hormel Foods Corp. (a)	2,314,820	69,004,784
McCormick & Co., Inc. (a)	1,736,079	86,057,436

		226,790,336

GAS UTILITIES — 8.8%
Atmos Energy Corp. (a)	2,080,969	69,192,219
National Fuel Gas Co. (a)	1,038,284	75,587,075
Northwest Natural Gas Co. (a)	869,431	39,237,421
Piedmont Natural Gas Co., Inc. (a)	1,577,794	47,744,046
Questar Corp.	7,930,631	140,451,475
UGI Corp. (a)	3,311,422	105,601,248
WGL Holdings, Inc. (a)	1,281,754	49,334,712

		527,148,196

HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Becton, Dickinson and Co. (a)	835,440	71,989,865

HEALTH CARE PROVIDERS & SERVICES — 1.2%
Cardinal Health, Inc.	1,627,714	73,930,770

HOTELS, RESTAURANTS & LEISURE — 2.0%
McDonald’s Corp.	1,432,971	120,828,115

HOUSEHOLD DURABLES — 2.6%
Leggett & Platt, Inc. (a)	6,320,500	154,093,790

HOUSEHOLD PRODUCTS — 8.4%
Colgate-Palmolive Co.	1,182,383	103,352,098
Kimberly-Clark Corp. (a)	2,343,676	155,995,074
The Clorox Co. (a)	1,886,461	127,222,930
The Procter & Gamble Co.	1,826,680	116,122,048

		502,692,150

INDUSTRIAL CONGLOMERATES — 1.5%
3M Co.	964,335	91,467,175

INSURANCE — 6.9%
Aflac, Inc.	2,051,482	95,763,180
Chubb Corp.	1,415,925	88,651,064
Cincinnati Financial Corp. (a)	6,354,160	185,414,389
Mercury General Corp.	1,067,204	42,143,886

		411,972,519

IT SERVICES — 1.6%
Automatic Data Processing, Inc.	1,851,259	97,524,324

MACHINERY — 3.8%
Dover Corp. (a)	950,275	64,428,645
Pentair, Inc. (a)	1,906,294	76,938,026
Stanley Black & Decker, Inc.	1,173,113	84,522,791

		225,889,462

MEDIA — 1.5%
The McGraw-Hill Cos., Inc. (a)	2,164,710	90,722,996

MULTI-UTILITIES — 4.8%
Black Hills Corp. (a)	1,644,026	49,468,742
Consolidated Edison, Inc. (a)	3,328,516	177,210,192
Vectren Corp. (a)	2,127,881	59,282,765

		285,961,699

OIL, GAS & CONSUMABLE FUELS — 3.4%
Chevron Corp.	1,106,851	113,828,557
Exxon Mobil Corp.	1,053,538	85,736,922

		199,565,479

PHARMACEUTICALS — 4.6%
Abbott Laboratories	2,745,989	144,493,941
Johnson & Johnson	1,966,144	130,787,899

		275,281,840

REAL ESTATE INVESTMENT TRUSTS — 4.9%
HCP, Inc.	5,208,093	191,084,932
National Retail Properties, Inc. (a)	4,183,440	102,536,114

		293,621,046

SPECIALTY RETAIL — 1.5%
Lowe’s Cos., Inc.	3,752,194	87,463,642

TEXTILES, APPAREL & LUXURY GOODS — 1.8%
V.F. Corp. (a)	990,452	107,523,469

See accompanying notes to financial statements.

SPDR S&P Dividend ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

TOBACCO — 0.8%
Universal Corp. (a)	1,242,266	$46,796,160

TOTAL COMMON STOCKS —
(Cost $5,417,756,326)		5,964,869,764

SHORT TERM INVESTMENTS — 9.4%
MONEY MARKET FUNDS — 9.4%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	555,570,004	555,570,004
State Street Institutional Liquid Reserves Fund 0.15% (c)(d)	6,949,460	6,949,460

TOTAL SHORT TERM INVESTMENTS —
(Cost $562,519,464)		562,519,464

TOTAL INVESTMENTS — 109.1% (e)
(Cost $5,980,275,790)		6,527,389,228
OTHER ASSETS & LIABILITIES — (9.1)%		(545,147,448)

NET ASSETS — 100.0%		$5,982,241,780

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Biotech ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 100.0%
BIOTECHNOLOGY — 100.0%
Acorda Therapeutics, Inc. (a)(b)	609,450	$19,691,330
Alexion Pharmaceuticals, Inc. (b)	409,074	19,238,750
Alkermes, Inc. (b)	916,862	17,053,633
Alnylam Pharmaceuticals, Inc. (a)(b)	325,374	3,048,754
Amgen, Inc. (b)	321,131	18,737,994
Amylin Pharmaceuticals, Inc. (b)	1,525,042	20,374,561
Ardea Biosciences, Inc. (b)	181,497	4,620,914
ARIAD Pharmaceuticals, Inc. (a)(b)	1,947,753	22,068,041
Biogen Idec, Inc. (b)	204,113	21,823,762
BioMarin Pharmaceutical, Inc. (a)(b)	714,537	19,442,552
Celgene Corp. (b)	319,379	19,264,941
Cephalon, Inc. (a)(b)	233,713	18,673,669
Cepheid, Inc. (a)(b)	475,825	16,482,578
Cubist Pharmaceuticals, Inc. (a)(b)	532,951	19,180,906
Dendreon Corp. (a)(b)	476,789	18,804,558
Emergent Biosolutions, Inc. (b)	312,046	7,036,637
Enzon Pharmaceuticals, Inc. (a)(b)	671,432	6,747,892
Exelixis, Inc. (a)(b)	2,046,250	18,334,400
Geron Corp. (a)(b)	2,230,171	8,942,986
Gilead Sciences, Inc. (b)	462,847	19,166,494
Halozyme Therapeutics, Inc. (a)(b)	575,330	3,975,530
Human Genome Sciences, Inc. (a)(b)	744,863	18,278,938
ImmunoGen, Inc. (a)(b)	915,263	11,157,056
Incyte Corp. (a)(b)	1,059,741	20,071,495
InterMune, Inc. (b)	558,319	20,015,736
Isis Pharmaceuticals, Inc. (a)(b)	845,641	7,746,072
Lexicon Pharmaceuticals, Inc. (a)(b)	1,388,096	2,443,049
Medivation, Inc. (b)	486,814	10,432,424
Micromet, Inc. (a)(b)	983,256	5,643,889
Momenta Pharmaceuticals, Inc. (a)(b)	766,105	14,908,403
Myriad Genetics, Inc. (a)(b)	769,784	17,481,795
NPS Pharmaceuticals, Inc. (a)(b)	1,446,523	13,669,642
Onyx Pharmaceuticals, Inc. (b)	522,580	18,447,074
Pharmasset, Inc. (a)(b)	156,233	17,529,343
Regeneron Pharmaceuticals, Inc. (a)(b)	341,123	19,345,085
Savient Pharmaceuticals, Inc. (a)(b)	2,675,356	20,038,416
Seattle Genetics, Inc. (a)(b)	959,821	19,695,527
SIGA Technologies, Inc. (a)(b)	743,613	7,242,791
Spectrum Pharmaceuticals, Inc. (a)(b)	2,090,123	19,364,990
Targacept, Inc. (a)(b)	306,525	6,458,482
Theravance, Inc. (a)(b)	535,237	11,887,614
United Therapeutics Corp. (a)(b)	321,234	17,699,993
Vertex Pharmaceuticals, Inc. (b)	386,339	20,085,765

TOTAL COMMON STOCKS —
(Cost $603,452,340)		642,354,461

SHORT TERM INVESTMENTS — 18.8%
MONEY MARKET FUNDS — 18.8%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	120,553,488	120,553,488
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	440,877	440,877

TOTAL SHORT TERM INVESTMENTS —
(Cost $120,994,365)		120,994,365

TOTAL INVESTMENTS — 118.8% (f)
(Cost $724,446,705)		763,348,826
OTHER ASSETS & LIABILITIES — (18.8)%		(120,710,163)

NET ASSETS — 100.0%		$642,638,663

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Health Care Equipment ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
HEALTH CARE EQUIPMENT — 83.0%
Abaxis, Inc. (a)	4,566	$124,424
ABIOMED, Inc. (a)	12,949	209,774
Analogic Corp.	1,910	100,447
ArthroCare Corp. (a)	5,981	200,184
Baxter International, Inc.	7,360	439,318
Becton, Dickinson and Co.	4,996	430,505
Boston Scientific Corp. (a)	62,943	434,936
C.R. Bard, Inc.	3,948	433,727
CareFusion Corp. (a)	15,357	417,250
Conceptus, Inc. (a)	9,808	114,459
CONMED Corp. (a)	3,728	106,173
Covidien PLC	7,924	421,795
Cyberonics, Inc. (a)	7,104	198,557
DexCom, Inc. (a)	17,750	257,197
Edwards Lifesciences Corp. (a)	5,080	442,874
Gen-Probe, Inc. (a)	6,004	415,177
Greatbatch, Inc. (a)	5,700	152,874
HeartWare International, Inc. (a)	6,361	471,223
Hill-Rom Holdings, Inc.	9,493	437,058
Hologic, Inc. (a)	21,266	428,935
IDEXX Laboratories, Inc. (a)	5,831	452,252
Insulet Corp. (a)	11,606	257,305
Integra LifeSciences Holdings Corp. (a)	6,468	309,235
Intuitive Surgical, Inc. (a)	1,264	470,347
Invacare Corp.	5,131	170,298
Kinetic Concepts, Inc. (a)	7,644	440,524
MAKO Surgical Corp. (a)	14,537	432,185
Masimo Corp.	14,946	443,597
Medtronic, Inc.	11,179	430,727
Natus Medical, Inc. (a)	6,307	95,551
NuVasive, Inc. (a)	12,651	415,965
NxStage Medical, Inc. (a)	19,689	409,925
Orthofix International NV (a)	3,593	152,595
Quidel Corp. (a)	6,658	100,869
ResMed, Inc. (a)	13,946	431,629
Sirona Dental Systems, Inc. (a)	8,202	435,526
SonoSite, Inc. (a)	3,151	110,821
St. Jude Medical, Inc.	8,688	414,244
STERIS Corp.	10,118	353,928
Stryker Corp.	7,355	431,665
Teleflex, Inc.	7,132	435,480
Thoratec Corp. (a)	13,770	451,931
Varian Medical Systems, Inc. (a)	6,487	454,220
Volcano Corp. (a)	14,804	478,021
Wright Medical Group, Inc. (a)	23,925	358,875
Zimmer Holdings, Inc. (a)	6,800	429,760
Zoll Medical Corp. (a)	6,843	387,724

		15,992,086

HEALTH CARE SUPPLIES — 16.9%
Alere, Inc. (a)	11,535	422,412
Align Technology, Inc. (a)	18,206	415,097
DENTSPLY International, Inc.	11,604	441,880
Haemonetics Corp. (a)	5,945	382,680
ICU Medical, Inc. (a)	2,589	113,139
Immucor, Inc. (a)	16,072	328,190
Meridian Bioscience, Inc.	5,985	144,298
Merit Medical Systems, Inc. (a)	10,056	180,706
Neogen Corp. (a)	3,880	175,415
The Cooper Cos., Inc.	5,866	464,822
West Pharmaceutical Services, Inc.	4,433	193,988

		3,262,627

TOTAL COMMON STOCKS —
(Cost $18,367,335)		19,254,713

SHORT TERM INVESTMENT — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Liquid Reserves Fund 0.15% (b)(c) (Cost $28,004)	28,004	28,004

TOTAL INVESTMENTS — 100.0% (d)
(Cost $18,395,339)		19,282,717
OTHER ASSETS & LIABILITIES — 0.0% (e)		955

NET ASSETS — 100.0%		$19,283,672

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P Homebuilders ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BUILDING PRODUCTS — 24.1%
A.O. Smith Corp.	437,045	$18,487,004
Ameron International Corp. (a)	152,182	9,995,314
Armstrong World Industries, Inc. (a)	452,043	20,595,079
Griffon Corp. (a)(b)	354,180	3,570,134
Lennox International, Inc. (a)	615,957	26,529,268
Masco Corp. (a)	2,258,752	27,172,787
Owens Corning, Inc. (b)	741,999	27,713,663
Quanex Building Products Corp. (a)	363,665	5,960,469
Simpson Manufacturing Co., Inc. (a)	455,179	13,596,197
Universal Forest Products, Inc. (a)	183,089	4,386,812
USG Corp. (a)(b)	2,010,265	28,827,200

		186,833,927

HOME FURNISHINGS — 13.6%
Ethan Allen Interiors, Inc. (a)	463,340	9,864,509
La-Z-Boy, Inc. (a)(b)	976,248	9,635,568
Leggett & Platt, Inc.	1,145,880	27,936,554
Mohawk Industries, Inc. (a)(b)	451,876	27,108,041
Tempur-Pedic International, Inc. (b)	457,383	31,019,715

		105,564,387

HOME FURNISHING RETAIL — 17.2%
Aaron’s, Inc.	813,196	22,980,919
Bed Bath & Beyond, Inc. (b)	504,149	29,427,177
Pier 1 Imports, Inc. (a)(b)	2,427,201	28,082,716
Select Comfort Corp. (a)(b)	1,451,182	26,092,252
Williams-Sonoma, Inc.	733,492	26,765,123

		133,348,187

HOME IMPROVEMENT RETAIL — 9.4%
Lowe’s Cos., Inc.	1,198,906	27,946,499
Lumber Liquidators Holdings, Inc. (a)(b)	618,828	15,718,231
The Home Depot, Inc.	797,415	28,882,371

		72,547,101

HOMEBUILDING — 28.5%
D.R. Horton, Inc. (a)	2,479,126	28,559,532
KB HOME (a)	2,533,313	24,775,801
Lennar Corp. (Class A) (a)	1,598,312	29,009,363
M.D.C. Holdings, Inc. (a)	1,031,944	25,427,100
NVR, Inc. (b)	37,827	27,442,732
Pulte Group, Inc. (a)(b)	3,849,329	29,485,860
Ryland Group, Inc. (a)	1,663,075	27,490,630
Toll Brothers, Inc. (a)(b)	1,352,784	28,056,740

		220,247,758

HOUSEHOLD APPLIANCES — 7.1%
Helen of Troy, Ltd. (a)(b)	246,591	8,514,787
iRobot Corp. (a)(b)	475,699	16,787,418
Whirlpool Corp. (a)	365,495	29,722,053

		55,024,258

TOTAL COMMON STOCKS —
(Cost $802,750,277)		773,565,618

SHORT TERM INVESTMENTS — 21.5%
MONEY MARKET FUNDS — 21.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	166,233,073	166,233,073
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	574,922	574,922

TOTAL SHORT TERM INVESTMENTS —
(Cost $166,807,995)		166,807,995

TOTAL INVESTMENTS — 121.4% (f)
(Cost $969,558,272)		940,373,613
OTHER ASSETS & LIABILITIES — (21.4)%		(165,992,964)

NET ASSETS — 100.0%		$774,380,649

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Metals & Mining ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
ALUMINUM — 7.0%
Alcoa, Inc.	1,860,328	$29,504,802
Century Aluminum Co. (a)(b)	1,943,013	30,408,153
Kaiser Aluminum Corp. (a)	349,496	19,089,472

		79,002,427

COAL & CONSUMABLE FUELS — 20.1%
Alpha Natural Resources, Inc. (b)	622,098	28,268,133
Arch Coal, Inc.	1,097,574	29,261,323
Cloud Peak Energy, Inc. (a)(b)	1,415,705	30,154,517
CONSOL Energy, Inc.	582,267	28,228,304
James River Coal Co. (a)(b)	1,435,774	29,892,815
Patriot Coal Corp. (a)(b)	1,363,459	30,350,597
Peabody Energy Corp.	513,740	30,264,423
USEC, Inc. (a)(b)	6,153,596	20,553,011

		226,973,123

DIVERSIFIED METALS & MINING — 23.4%
AMCOL International Corp. (a)	279,782	10,676,481
Compass Minerals International, Inc.	326,988	28,143,857
Freeport-McMoRan Copper & Gold, Inc.	581,228	30,746,961
General Moly, Inc. (a)(b)	3,134,343	13,979,170
Globe Specialty Metals, Inc. (a)	1,353,546	30,346,501
Horsehead Holding Corp. (a)(b)	1,208,583	16,098,326
Materion Corp. (a)(b)	287,778	10,639,153
Molycorp, Inc. (a)(b)	551,979	33,703,838
RTI International Metals, Inc. (a)(b)	825,842	31,687,557
Titanium Metals Corp. (a)	1,678,070	30,742,242
Walter Energy, Inc.	245,301	28,405,856

		265,169,942

GOLD — 10.7%
Allied Nevada Gold Corp. (a)(b)	916,410	32,413,422
Newmont Mining Corp.	545,551	29,443,388
Royal Gold, Inc. (a)	492,427	28,841,449
US Gold Corp. (a)(b)	4,952,336	29,862,586

		120,560,845

PRECIOUS METALS & MINERALS — 8.0%
Coeur d’Alene Mines Corp. (a)(b)	1,195,446	29,001,520
Hecla Mining Co. (a)(b)	3,851,790	29,620,265
Stillwater Mining Co. (a)(b)	1,476,691	32,501,969

		91,123,754

STEEL — 30.6%
AK Steel Holding Corp.	1,865,210	29,395,710
Allegheny Technologies, Inc. (a)	460,311	29,215,939
Carpenter Technology Corp. (a)	577,414	33,305,239
Cliffs Natural Resources, Inc.	335,128	30,982,584
Commercial Metals Co.	2,040,701	29,284,059
Haynes International, Inc. (a)	224,582	13,908,363
Nucor Corp. (a)	710,996	29,307,255
Reliance Steel & Aluminum Co. (a)	592,858	29,435,400
Schnitzer Steel Industries, Inc. (Class A)	517,940	29,833,344
Steel Dynamics, Inc. (a)	1,766,713	28,709,086
United States Steel Corp. (a)	656,040	30,204,082
Worthington Industries, Inc. (a)	1,421,314	32,832,353

		346,413,414

TOTAL COMMON STOCKS —
(Cost $1,204,678,256)		1,129,243,505

SHORT TERM INVESTMENTS — 17.2%
MONEY MARKET FUNDS — 17.2%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	192,488,820	192,488,820
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	1,488,044	1,488,044

TOTAL SHORT TERM INVESTMENTS —
(Cost $193,976,864)		193,976,864

TOTAL INVESTMENTS — 117.0% (f)
(Cost $1,398,655,120)		1,323,220,369
OTHER ASSETS & LIABILITIES — (17.0)%		(192,031,628)

NET ASSETS — 100.0%		$1,131,188,741

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Oil & Gas Equipment & Services ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
OIL & GAS DRILLING — 27.2%
Atwood Oceanics, Inc. (a)(b)	256,388	$11,314,402
Diamond Offshore Drilling, Inc. (a)	151,396	10,659,792
Helmerich & Payne, Inc.	170,558	11,277,295
Hercules Offshore, Inc. (b)	1,901,760	10,478,698
Nabors Industries, Ltd. (b)	395,246	9,738,861
Noble Corp.	267,366	10,536,894
Parker Drilling Co. (a)(b)	1,505,092	8,804,788
Patterson-UTI Energy, Inc.	348,314	11,010,206
Pioneer Drilling Co. (a)(b)	773,513	11,788,338
Rowan Cos., Inc. (b)	282,066	10,946,982
Transocean, Ltd.	164,267	10,605,078
Unit Corp. (b)	188,775	11,502,061
Vantage Drilling Co. (a)(b)	2,531,159	4,606,709

		133,270,104

OIL & GAS EQUIPMENT & SERVICES — 72.7%
Baker Hughes, Inc.	143,258	10,394,801
Basic Energy Services, Inc. (a)(b)	401,809	12,644,929
Bristow Group, Inc.	208,730	10,649,405
Cal Dive International, Inc. (a)(b)	973,459	5,821,285
Cameron International Corp. (b)	230,566	11,595,164
CARBO Ceramics, Inc.	71,213	11,604,158
Complete Production Services, Inc. (b)	328,971	10,974,473
Core Laboratories NV	102,389	11,420,469
Dresser-Rand Group, Inc. (a)(b)	204,086	10,969,623
Dril-Quip, Inc. (b)	156,421	10,610,036
Exterran Holdings, Inc. (a)(b)	516,315	10,238,526
FMC Technologies, Inc. (b)	252,546	11,311,535
Global Industries, Ltd. (a)(b)	1,874,138	10,270,276
Gulfmark Offshore, Inc. (Class A) (a)(b)	244,302	10,795,705
Halliburton Co.	215,111	10,970,661
Helix Energy Solutions Group, Inc. (b)	656,895	10,878,181
Hornbeck Offshore Services, Inc. (b)	410,117	11,278,218
ION Geophysical Corp. (a)(b)	1,180,178	11,164,484
Key Energy Services, Inc. (b)	625,481	11,258,658
Lufkin Industries, Inc.	121,953	10,494,056
McDermott International, Inc. (b)	560,040	11,094,392
National Oilwell Varco, Inc.	146,021	11,420,302
Newpark Resources, Inc. (a)(b)	1,182,880	10,728,722
Oceaneering International, Inc.	277,669	11,245,595
Oil States International, Inc. (b)	142,258	11,367,837
OYO Geospace Corp. (a)(b)	46,621	4,662,100
RPC, Inc. (a)	446,870	10,966,190
Schlumberger, Ltd.	123,416	10,663,142
SEACOR Holdings, Inc.	108,608	10,856,456
Superior Energy Services, Inc. (b)	293,495	10,900,404
Tetra Technologies, Inc. (b)	849,236	10,810,774
Tidewater, Inc. (a)	203,028	10,924,937
Weatherford International, Ltd. (b)	570,232	10,691,850
Willbros Group, Inc. (a)(b)	486,310	4,153,087

		355,830,431

TOTAL COMMON STOCKS —
(Cost $432,928,807)		489,100,535

SHORT TERM INVESTMENTS — 11.5%
MONEY MARKET FUNDS — 11.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	55,863,720	55,863,720
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	438,931	438,931

TOTAL SHORT TERM INVESTMENTS —
(Cost $56,302,651)		56,302,651

TOTAL INVESTMENTS — 111.4% (f)
(Cost $489,231,458)		545,403,186
OTHER ASSETS & LIABILITIES — (11.4)%		(55,953,293)

NET ASSETS — 100.0%		$489,449,893

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Oil & Gas Exploration & Production ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 100.7%
INTEGRATED OIL & GAS — 9.5%
Chevron Corp.	78,924	$8,116,544
ConocoPhillips	110,125	8,280,299
Exxon Mobil Corp.	98,570	8,021,627
Hess Corp.	107,804	8,059,427
Marathon Oil Corp.	156,452	8,241,891
Murphy Oil Corp.	121,261	7,961,997
Occidental Petroleum Corp.	76,113	7,918,797

		56,600,582

OIL & GAS EXPLORATION & PRODUCTION — 79.6%
Abraxas Petroleum Corp. (a)(b)	2,184,466	8,366,505
Anadarko Petroleum Corp.	107,925	8,284,323
Apache Corp.	66,803	8,242,822
Approach Resources, Inc. (a)(b)	371,382	8,419,230
ATP Oil & Gas Corp. (a)(b)	484,169	7,412,627
Berry Petroleum Co. (Class A) (a)	169,702	9,016,267
Bill Barrett Corp. (a)(b)	184,167	8,536,140
BPZ Resources, Inc. (a)(b)	2,361,274	7,744,979
Brigham Exploration Co. (a)(b)	285,773	8,553,186
Cabot Oil & Gas Corp. (a)	135,864	9,009,142
Carrizo Oil & Gas, Inc. (a)(b)	216,415	9,035,326
Chesapeake Energy Corp. (a)	269,076	7,988,866
Cimarex Energy Co.	90,384	8,127,329
Clayton Williams Energy, Inc. (a)(b)	122,487	7,355,344
Cobalt International Energy, Inc. (a)(b)	616,561	8,403,726
Comstock Resources, Inc. (a)(b)	273,840	7,883,854
Concho Resources, Inc. (a)(b)	89,024	8,176,854
Contango Oil & Gas Co. (a)(b)	127,148	7,430,529
Continental Resources, Inc. (b)	130,476	8,469,197
Denbury Resources, Inc. (b)	392,860	7,857,200
Devon Energy Corp.	98,984	7,800,929
Energen Corp.	134,829	7,617,839
Energy Partners, Ltd. (a)(b)	449,773	6,661,138
Energy XXI Bermuda, Ltd. (a)(b)	258,315	8,581,224
EOG Resources, Inc. (a)	73,040	7,636,332
EQT Corp. (a)	149,631	7,858,620
EXCO Resources, Inc. (a)	414,688	7,319,243
Forest Oil Corp. (b)	295,200	7,884,792
GeoResources, Inc. (a)(b)	363,058	8,165,174
Goodrich Petroleum Corp. (a)(b)	422,980	7,787,062
Gulfport Energy Corp. (a)(b)	294,489	8,743,378
Harvest Natural Resources, Inc. (a)(b)	748,065	8,251,157
Hyperdynamics Corp. (a)(b)	1,724,522	7,415,445
Magnum Hunter Resources Corp. (a)(b)	1,170,042	7,909,484
McMoRan Exploration Co. (a)(b)	484,756	8,958,291
Newfield Exploration Co. (b)	116,036	7,892,769
Noble Energy, Inc.	90,771	8,135,805
Northern Oil and Gas, Inc. (a)(b)	417,927	9,257,083
Oasis Petroleum, Inc. (a)(b)	290,272	8,615,273
Penn Virginia Corp. (a)	514,609	6,797,985
Petrohawk Energy Corp. (b)	313,096	7,724,078
Petroleum Development Corp. (a)(b)	240,092	7,181,152
Petroquest Energy, Inc. (a)(b)	1,134,704	7,965,622
Pioneer Natural Resources Co. (a)	90,887	8,140,749
Plains Exploration & Production Co. (b)	215,127	8,200,641
QEP Resources, Inc. (a)	197,343	8,254,858
Quicksilver Resources, Inc. (a)(b)	529,865	7,820,807
Range Resources Corp. (a)	148,999	8,269,445
Rex Energy Corp. (a)(b)	671,591	6,897,240
Rosetta Resources, Inc. (a)(b)	171,575	8,842,976
SandRidge Energy, Inc. (a)(b)	748,042	7,974,128
SM Energy Co. (a)	119,089	8,750,660
Southwestern Energy Co. (b)	186,177	7,983,270
Stone Energy Corp. (a)(b)	263,990	8,022,656
Swift Energy Co. (a)(b)	221,461	8,253,852
Ultra Petroleum Corp. (b)	168,360	7,710,888
VAALCO Energy, Inc. (a)(b)	676,623	4,073,270
W&T Offshore, Inc. (a)	335,142	8,753,909
Whiting Petroleum Corp. (b)	135,807	7,728,776

		472,151,446

OIL & GAS REFINING & MARKETING — 11.6%
Clean Energy Fuels Corp. (a)(b)	604,943	7,955,000
CVR Energy, Inc. (a)(b)	375,804	9,252,295
Hollyfrontier Corp.	131,225	9,107,015
Sunoco, Inc.	194,866	8,127,861
Tesoro Corp. (a)(b)	373,630	8,559,863
Valero Energy Corp.	315,055	8,055,956
Western Refining, Inc. (a)(b)	522,797	9,446,942
World Fuel Services Corp. (a)	235,434	8,459,144

		68,964,076

TOTAL COMMON STOCKS —
(Cost $661,477,647)		597,716,104

SHORT TERM INVESTMENTS — 33.4%
MONEY MARKET FUNDS — 33.4%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	197,417,176	197,417,176
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	711,179	711,179

TOTAL SHORT TERM INVESTMENTS —
(Cost $198,128,355)		198,128,355

TOTAL INVESTMENTS — 134.1% (f)
(Cost $859,606,002)		795,844,459
OTHER ASSETS & LIABILITIES — (34.1)%		(202,273,296)

NET ASSETS — 100.0%		$593,571,163

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Pharmaceuticals ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
PHARMACEUTICALS — 99.8%
Abbott Laboratories	184,388	$9,702,496
Akorn, Inc. (a)(b)	273,415	1,913,905
Allergan, Inc.	118,592	9,872,784
Auxilium Pharmaceuticals, Inc. (a)(b)	312,414	6,123,314
AVANIR Pharmaceuticals, Inc. (Class A) (a)(b)	2,592,634	8,711,250
Bristol-Myers Squibb Co.	341,906	9,901,598
DepoMed, Inc. (a)(b)	462,827	3,785,925
Eli Lilly & Co.	253,384	9,509,501
Endo Pharmaceuticals Holdings, Inc. (b)	239,728	9,629,874
Forest Laboratories, Inc. (a)(b)	247,308	9,729,097
Hospira, Inc. (b)	173,706	9,842,182
Impax Laboratories, Inc. (a)(b)	452,885	9,868,364
Jazz Pharmaceuticals, Inc. (b)	348,379	11,618,440
Johnson & Johnson	142,008	9,446,372
Medicis Pharmaceutical Corp. (Class A) (a)	260,559	9,945,537
Merck & Co., Inc.	264,748	9,342,957
Mylan, Inc. (b)	426,122	10,512,430
Nektar Therapeutics (a)(b)	551,632	4,010,365
Optimer Pharmaceuticals, Inc. (a)(b)	416,171	4,948,273
Par Pharmaceutical Cos., Inc. (b)	180,262	5,945,041
Perrigo Co. (a)	112,453	9,881,245
Pfizer, Inc.	466,700	9,614,020
Questcor Pharmaceuticals, Inc. (b)	372,485	8,976,888
Salix Pharmaceuticals, Ltd. (a)(b)	262,380	10,450,595
The Medicines Co. (b)	158,968	2,624,562
ViroPharma, Inc. (a)(b)	493,824	9,135,744
VIVUS, Inc. (a)(b)	1,034,904	8,424,119
Warner Chilcott PLC	422,572	10,196,662
Watson Pharmaceuticals, Inc. (b)	148,479	10,204,962

TOTAL COMMON STOCKS —
(Cost $211,202,249)		243,868,502

SHORT TERM INVESTMENTS — 13.9%
MONEY MARKET FUNDS — 13.9%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	33,652,274	33,652,274
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	160,236	160,236

TOTAL SHORT TERM INVESTMENTS —
(Cost $33,812,510)		33,812,510

TOTAL INVESTMENTS — 113.7% (f)
(Cost $245,014,759)		277,681,012
OTHER ASSETS & LIABILITIES — (13.7)%		(33,383,196)

NET ASSETS — 100.0%		$244,297,816

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Retail ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
APPAREL RETAIL — 30.1%
Abercrombie & Fitch Co. (Class A)	82,660	$5,531,607
Aeropostale, Inc. (a)(b)	309,182	5,410,685
American Eagle Outfitters, Inc. (a)	424,321	5,410,093
ANN, Inc. (a)(b)	206,649	5,393,539
Ascena Retail Group, Inc. (a)(b)	174,311	5,935,290
Brown Shoe Co., Inc. (a)	592,502	6,310,146
Charming Shoppes, Inc. (a)(b)	897,476	3,733,500
Chico’s FAS, Inc. (a)	401,670	6,117,434
Collective Brands, Inc. (a)(b)	387,107	5,686,602
DSW, Inc. (Class A) (a)(b)	115,445	5,842,671
Foot Locker, Inc.	246,588	5,858,931
Genesco, Inc. (a)(b)	129,979	6,771,906
Guess?, Inc.	134,559	5,659,552
Jos. A. Bank Clothiers, Inc. (a)(b)	118,801	5,941,238
Limited Brands, Inc. (a)	151,131	5,810,987
Ross Stores, Inc.	70,578	5,654,709
Rue21, Inc. (a)(b)	173,748	5,646,810
Stage Stores, Inc. (a)	381,306	6,405,941
Talbots, Inc. (a)(b)	1,842,425	6,153,699
The Buckle, Inc. (a)	137,494	5,870,994
The Cato Corp. (Class A) (a)	150,057	4,321,642
The Children’s Place Retail Stores, Inc. (a)(b)	120,625	5,366,606
The Finish Line, Inc. (Class A) (a)	255,425	5,466,095
The Gap, Inc. (a)	303,579	5,494,780
The Men’s Wearhouse, Inc. (a)	173,303	5,840,311
The TJX Cos., Inc.	108,673	5,708,593
The Wet Seal, Inc. (Class A) (a)(b)	1,397,300	6,245,931
Urban Outfitters, Inc. (b)	185,429	5,219,826
Zumiez, Inc. (a)(b)	239,831	5,988,580

		164,798,698

AUTOMOTIVE RETAIL — 12.2%
Advance Auto Parts, Inc. (a)	92,731	5,423,836
Asbury Automotive Group, Inc. (a)(b)	348,258	6,453,221
AutoNation, Inc. (a)(b)	161,373	5,907,865
AutoZone, Inc. (b)	18,478	5,448,238
CarMax, Inc. (a)(b)	200,452	6,628,948
Group 1 Automotive, Inc. (a)	150,683	6,205,126
Monro Muffler Brake, Inc. (a)	177,586	6,622,182
O’Reilly Automotive, Inc. (b)	90,764	5,945,950
Penske Automotive Group, Inc. (a)	271,277	6,168,839
Pep Boys-Manny, Moe & Jack (a)	507,145	5,543,095
Sonic Automotive, Inc. (Class A) (a)	450,899	6,605,670

		66,952,970

CATALOG RETAIL — 1.0%
HSN, Inc. (a)(b)	168,542	5,548,403

COMPUTER & ELECTRONICS RETAIL — 4.2%
Best Buy Co., Inc. (a)	189,312	5,946,290
GameStop Corp. (Class A) (a)(b)	204,861	5,463,643
RadioShack Corp. (a)	424,878	5,655,126
Rent-A-Center, Inc.	190,863	5,832,773

		22,897,832

DEPARTMENT STORES — 7.4%
Dillard’s, Inc. (Class A) (a)	109,234	5,695,461
J.C. Penney Co., Inc. (a)	179,699	6,206,803
Kohl’s Corp.	108,223	5,412,232
Macy’s, Inc.	197,570	5,776,947
Nordstrom, Inc.	127,668	5,992,736
Saks, Inc. (a)(b)	522,192	5,832,885
Sears Holdings Corp. (a)(b)	78,643	5,618,256

		40,535,320

DRUG RETAIL — 3.2%
CVS Caremark Corp.	144,574	5,433,091
Rite Aid Corp. (a)(b)	5,172,870	6,879,917
Walgreen Co.	125,276	5,319,219

		17,632,227

FOOD RETAIL — 9.3%
Casey’s General Stores, Inc. (a)	132,977	5,850,988
Ruddick Corp. (a)	134,062	5,837,060
Safeway, Inc. (a)	243,503	5,690,665
SUPERVALU, Inc. (a)	633,704	5,963,155
The Fresh Market, Inc. (b)	162,202	6,273,973
The Kroger Co.	231,100	5,731,280
The Pantry, Inc. (a)(b)	196,960	3,700,878
Whole Foods Market, Inc.	99,089	6,287,197
Winn-Dixie Stores, Inc. (b)	697,767	5,896,131

		51,231,327

GENERAL MERCHANDISE STORES — 6.8%
99 Cents Only Stores (a)(b)	265,964	5,383,111
Big Lots, Inc. (a)(b)	166,809	5,529,718
Dollar General Corp. (a)(b)	165,152	5,597,001
Dollar Tree, Inc. (b)	87,121	5,804,001
Family Dollar Stores, Inc.	102,705	5,398,175
Fred’s, Inc. (Class A) (a)	283,520	4,091,194
Target Corp.	115,283	5,407,926

		37,211,126

HYPERMARKETS & SUPER CENTERS — 4.2%
BJ’s Wholesale Club, Inc. (b)	112,330	5,655,815
Costco Wholesale Corp.	68,770	5,586,875
PriceSmart, Inc. (a)	124,856	6,396,373
Wal-Mart Stores, Inc.	102,107	5,425,966

		23,065,029

INTERNET RETAIL — 6.2%
Amazon.com, Inc. (b)	28,901	5,909,966
Blue Nile, Inc. (a)(b)	120,247	5,288,463
Expedia, Inc. (a)	199,209	5,775,069
Netflix, Inc. (b)	20,851	5,477,349
Priceline.com, Inc. (b)	10,865	5,562,119
Shutterfly, Inc. (a)(b)	105,100	6,034,842

		34,047,808

SPECIALTY STORES — 15.2%
Barnes & Noble, Inc.	275,950	4,575,251
Cabela’s, Inc. (a)(b)	234,560	6,368,304
Dick’s Sporting Goods, Inc. (a)(b)	149,847	5,761,617
Hibbett Sports, Inc. (a)(b)	140,487	5,719,226
Office Depot, Inc. (a)(b)	1,577,703	6,657,907
OfficeMax, Inc. (b)	858,066	6,735,818
PetSmart, Inc.	123,345	5,596,163

See accompanying notes to financial statements.

SPDR S&P Retail ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Sally Beauty Holdings, Inc. (a)(b)	345,956	$5,915,848
Signet Jewelers, Ltd. (b)	125,839	5,890,523
Staples, Inc.	363,633	5,745,401
Tiffany & Co.	75,427	5,922,528
Tractor Supply Co. (a)	91,436	6,115,240
Ulta Salon Cosmetics & Fragrance, Inc. (b)	95,820	6,188,055
Vitamin Shoppe, Inc. (a)(b)	129,409	5,921,757

		83,113,638

TOTAL COMMON STOCKS —
(Cost $575,792,929)		547,034,378

SHORT TERM INVESTMENTS — 20.2%
MONEY MARKET FUNDS — 20.2%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	109,987,556	109,987,556
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	552,703	552,703

TOTAL SHORT TERM INVESTMENTS —
(Cost $110,540,259)		110,540,259

TOTAL INVESTMENTS — 120.0% (f)
(Cost $686,333,188)		657,574,637
OTHER ASSETS & LIABILITIES — (20.0)%		(109,409,699)

NET ASSETS — 100.0%		$548,164,938

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Semiconductor ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
SEMICONDUCTORS — 99.8%
Advanced Micro Devices, Inc. (a)(b)	304,220	$2,126,498
Altera Corp.	52,861	2,450,107
Analog Devices, Inc.	60,964	2,386,131
Applied Micro Circuits Corp. (a)(b)	221,869	1,965,759
Atmel Corp. (b)	169,508	2,384,978
Broadcom Corp. (Class A)	69,754	2,346,525
Cavium, Inc. (a)(b)	57,230	2,494,656
CEVA, Inc. (b)	41,882	1,275,726
Cirrus Logic, Inc. (a)(b)	164,023	2,607,966
Cree, Inc. (a)(b)	60,253	2,023,898
Cypress Semiconductor Corp. (b)	109,194	2,308,361
Diodes, Inc. (a)(b)	97,827	2,553,285
Entropic Communications, Inc. (a)(b)	305,080	2,712,161
Fairchild Semiconductor International, Inc. (b)	138,370	2,312,163
First Solar, Inc. (a)(b)	19,667	2,601,354
Hittite Microwave Corp. (a)(b)	39,434	2,441,359
Integrated Device Technology, Inc. (b)	299,097	2,350,902
Intel Corp.	108,115	2,395,828
International Rectifier Corp. (b)	89,779	2,511,119
Intersil Corp. (Class A)	174,669	2,244,497
Lattice Semiconductor Corp. (a)(b)	345,670	2,253,768
Linear Technology Corp.	73,088	2,413,366
LSI Corp. (b)	339,142	2,414,691
Marvell Technology Group, Ltd. (b)	160,305	2,366,903
Maxim Integrated Products, Inc.	93,283	2,384,313
Micrel, Inc.	114,758	1,214,140
Microchip Technology, Inc. (a)	63,350	2,401,598
Micron Technology, Inc. (b)	273,629	2,046,745
Microsemi Corp. (a)(b)	115,128	2,360,124
MIPS Technologies, Inc. (b)	357,523	2,470,484
Monolithic Power Systems, Inc. (b)	91,231	1,406,782
National Semiconductor Corp.	93,808	2,308,615
Netlogic Microsystems, Inc. (a)(b)	63,337	2,560,082
NVIDIA Corp. (b)	134,932	2,150,141
OmniVision Technologies, Inc. (a)(b)	73,105	2,544,785
ON Semiconductor Corp. (b)	226,135	2,367,633
PMC-Sierra, Inc. (b)	314,613	2,381,620
Power Integrations, Inc. (a)	44,847	1,723,470
Rambus, Inc. (a)(b)	169,936	2,494,660
RF Micro Devices, Inc. (a)(b)	405,189	2,479,757
Semtech Corp. (b)	89,913	2,458,221
Silicon Image, Inc. (a)(b)	371,322	2,398,740
Silicon Laboratories, Inc. (a)(b)	58,606	2,418,084
Skyworks Solutions, Inc. (b)	94,903	2,180,871
Spansion, Inc. (b)	75,980	1,464,135
Standard Microsystems Corp. (b)	43,248	1,167,264
SunPower Corp. (Class A) (a)(b)	109,110	2,109,096
Texas Instruments, Inc.	71,801	2,357,227
TriQuint Semiconductor, Inc. (a)(b)	197,688	2,014,441
Volterra Semiconductor Corp. (a)(b)	45,798	1,129,379
Xilinx, Inc. (a)	68,874	2,511,835
Zoran Corp. (a)(b)	137,811	1,157,612

TOTAL COMMON STOCKS —
(Cost $117,770,833)		114,603,855

SHORT TERM INVESTMENTS — 19.1%
MONEY MARKET FUNDS — 19.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	21,669,501	21,669,501
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	245,872	245,872

TOTAL SHORT TERM INVESTMENTS —
(Cost $21,915,373)		21,915,373

TOTAL INVESTMENTS — 118.9% (f)
(Cost $139,684,287)		136,519,228
OTHER ASSETS & LIABILITIES — (18.9)%		(21,677,790)

NET ASSETS — 100.0%		$114,841,438

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Telecom ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
ALTERNATIVE CARRIERS — 11.1%
AboveNet, Inc.	2,242	$157,971
Cogent Communications Group, Inc. (a)	4,977	84,659
Global Crossing, Ltd. (a)	4,770	183,072
Level 3 Communications, Inc. (a)	74,786	182,478
Neutral Tandem, Inc. (a)	7,602	132,427
PAETEC Holding Corp. (a)	14,042	67,261
tw telecom, Inc. (a)	8,202	168,387
Vonage Holdings Corp. (a)	38,531	169,922

		1,146,177

COMMUNICATIONS EQUIPMENT — 59.9%
Acme Packet, Inc. (a)	2,446	171,538
ADTRAN, Inc.	4,278	165,601
Arris Group, Inc. (a)	15,669	181,917
Aruba Networks, Inc. (a)	6,457	190,804
Black Box Corp.	1,457	45,560
Blue Coat Systems, Inc. (a)	7,571	165,502
Brocade Communications Systems, Inc. (a)	24,375	157,463
Calix, Inc. (a)	8,005	166,664
Ciena Corp. (a)	8,641	158,822
Cisco Systems, Inc.	10,889	169,977
Comtech Telecommunications Corp.	5,491	153,968
DG Fastchannel, Inc. (a)	5,376	172,301
EchoStar Corp. (Class A) (a)	5,098	185,720
Emulex Corp. (a)	19,680	169,248
F5 Networks, Inc. (a)	1,562	172,211
Finisar Corp. (a)	9,035	162,901
Harmonic, Inc. (a)	24,520	177,280
Harris Corp.	3,638	163,928
InterDigital, Inc.	4,582	187,175
Ixia (a)	10,864	139,059
JDS Uniphase Corp. (a)	9,759	162,585
Juniper Networks, Inc. (a)	5,347	168,431
Loral Space & Communications, Inc. (a)	1,795	124,699
Motorola Mobility Holdings, Inc. (a)	6,960	153,398
Motorola Solutions, Inc. (a)	3,632	167,217
Netgear, Inc. (a)	4,148	181,351
Oclaro, Inc. (a)	22,084	148,404
Oplink Communications, Inc. (a)	7,753	144,438
Plantronics, Inc.	4,758	173,810
Polycom, Inc. (a)	2,815	181,004
Powerwave Technologies, Inc. (a)	53,074	156,568
QUALCOMM, Inc.	3,016	171,279
Riverbed Technology, Inc. (a)	4,835	191,418
Sonus Networks, Inc. (a)	55,026	178,284
Sycamore Networks, Inc.	2,857	63,540
Tekelec (a)	20,592	188,005
Tellabs, Inc.	40,927	188,673
ViaSat, Inc. (a)	4,126	178,532

		6,179,275

INTEGRATED TELECOMMUNICATION SERVICES — 12.6%
Alaska Communications Systems Group, Inc.	13,208	117,155
AT&T, Inc.	5,423	170,336
Cbeyond, Inc. (a)	5,585	73,890
CenturyLink, Inc.	4,104	165,925
Cincinnati Bell, Inc. (a)	26,942	89,447
Consolidated Communications Holdings, Inc.	2,640	51,322
Frontier Communications Corp.	20,826	168,066
IDT Corp.	4,737	127,994
Verizon Communications, Inc.	4,675	174,050
Windstream Corp.	12,844	166,458

		1,304,643

WIRELESS TELECOMMUNICATION SERVICES — 16.1%
American Tower Corp. (Class A) (a)	3,291	172,218
Clearwire Corp. (Class A) (a)	41,235	155,868
Crown Castle International Corp. (a)	4,084	166,586
Leap Wireless International, Inc. (a)	10,367	168,256
MetroPCS Communications, Inc. (a)	10,088	173,615
NII Holdings, Inc. (a)	4,153	176,004
NTELOS Holdings Corp.	3,024	61,750
SBA Communications Corp. (Class A) (a)	4,471	170,748
Sprint Nextel Corp. (a)	31,519	169,887
Telephone & Data Systems, Inc.	5,443	169,169
US Cellular Corp. (a)	1,593	77,133

		1,661,234

TOTAL COMMON STOCKS —
(Cost $10,427,572)		10,291,329

SHORT TERM INVESTMENT — 0.2%
MONEY MARKET FUND — 0.2%
State Street Institutional Liquid Reserves Fund 0.15% (b)(c) (Cost $21,474)	21,474	21,474

TOTAL INVESTMENTS — 99.9% (d)
(Cost $10,449,046)		10,312,803
OTHER ASSETS & LIABILITIES — 0.1%		5,247

NET ASSETS — 100.0%		$10,318,050

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR S&P Transportation ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AIR FREIGHT & LOGISTICS — 20.1%
Air Transport Services Group, Inc. (a)	10,507	$71,973
Atlas Air Worldwide Holdings, Inc. (a)	7,548	449,182
C.H. Robinson Worldwide, Inc.	5,687	448,363
Expeditors International of Washington, Inc.	9,170	469,412
FedEx Corp.	5,051	479,087
Forward Air Corp.	4,503	152,157
HUB Group, Inc. (Class A) (a)	6,073	228,709
United Parcel Service, Inc. (Class B)	6,296	459,167
UTI Worldwide, Inc.	22,544	443,891

		3,201,941

AIRLINES — 22.5%
Alaska Air Group, Inc. (a)	7,007	479,699
Allegiant Travel Co. (a)	5,812	287,694
AMR Corp. (a)	75,662	408,575
Delta Air Lines, Inc. (a)	46,776	428,936
JetBlue Airways Corp. (a)	77,013	469,779
SkyWest, Inc.	9,190	138,402
Southwest Airlines Co.	39,458	450,610
United Continental Holdings, Inc. (a)	19,720	446,264
US Airways Group, Inc. (a)	53,244	474,404

		3,584,363

AIRPORT SERVICES — 0.9%
Macquarie Infrastructure Co. LLC	5,015	138,414

MARINE — 5.9%
Alexander & Baldwin, Inc.	9,620	463,299
Kirby Corp. (a)	8,352	473,308

		936,607

RAILROADS — 14.3%
CSX Corp.	17,608	461,682
Genesee & Wyoming, Inc. (Class A) (a)	7,074	414,819
Kansas City Southern (a)	8,235	488,583
Norfolk Southern Corp.	6,129	459,246
Union Pacific Corp.	4,330	452,052

		2,276,382

TRUCKING — 36.2%
AMERCO, Inc. (a)	1,766	169,801
Arkansas Best Corp.	13,141	311,836
Avis Budget Group, Inc. (a)	26,972	460,951
Con-way, Inc.	11,809	458,307
Dollar Thrifty Automotive Group, Inc. (a)	5,409	398,860
Heartland Express, Inc.	14,775	244,674
Hertz Global Holdings, Inc. (a)	30,587	485,722
J.B. Hunt Transport Services, Inc.	10,023	471,983
Knight Transportation, Inc.	26,655	452,868
Landstar System, Inc.	9,912	460,710
Old Dominion Freight Line, Inc. (a)	11,941	445,399
Ryder Systems, Inc.	8,549	486,011
Swift Transportation Co. (a)	34,474	467,123
Werner Enterprises, Inc.	17,970	450,148

		5,764,393

TOTAL COMMON STOCKS —
(Cost $15,323,609)		15,902,100

SHORT TERM INVESTMENT — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Liquid Reserves Fund 0.15% (b)(c) (Cost $17,450)	17,450	17,450

TOTAL INVESTMENTS — 100.0% (d)
(Cost $15,341,059)		15,919,550
OTHER ASSETS & LIABILITIES — 0.0% (e)		3,457

NET ASSETS — 100.0%		$15,923,007

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

SPDR Wells Fargo Preferred Stock ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

PREFERRED STOCKS — 99.7%
CAPITAL MARKETS — 8.6%
Morgan Stanley Capital Trust III, 6.25% (a)	39,937	$976,859
Morgan Stanley Capital Trust IV, 6.25% (a)	28,137	679,227
Morgan Stanley Capital Trust V, 5.75% (a)	22,691	536,415
Morgan Stanley Capital Trust VI, 6.60%	39,142	975,810
Morgan Stanley Capital Trust VII, 6.60%	49,921	1,226,559
Morgan Stanley Capital Trust VIII, 6.45% (a)	37,440	910,166
The Bank of New York Capital V Series F, 5.95%	15,884	401,389
The Goldman Sachs Group, Inc., 6.13% (a)	60,132	1,499,692
The Goldman Sachs Group, Inc. Series A, 3.75% (a)(b)	34,037	725,329
The Goldman Sachs Group, Inc. Series B, 6.20%	36,306	912,007
The Goldman Sachs Group, Inc. Series D, 4.00% (a)(b)	61,266	1,362,556

		10,206,009

COMMERCIAL BANKS — 35.3%
BAC Capital Trust I, 7.00%	26,095	654,984
BAC Capital Trust II, 7.00%	40,844	1,026,410
BAC Capital Trust III, 7.00%	22,691	569,544
BAC Capital Trust IV, 5.88%	17,018	392,775
BAC Capital Trust V, 6.00%	23,485	546,731
BAC Capital Trust VIII, 6.00%	24,053	558,751
BAC Capital Trust X Series B, 6.25% (a)	40,844	966,369
BAC Capital Trust XII, 6.88%	39,142	977,767
Bank One Capital Trust VI, 7.20%	23,826	613,043
Barclays Bank PLC Series 2, 6.63%	29,817	716,801
Barclays Bank PLC Series 3, 7.10%	54,665	1,385,758
Barclays Bank PLC Series 4, 7.75% (a)	45,720	1,174,090
Barclays Bank PLC Series 5, 8.13%	105,354	2,775,024
BB&T Capital Trust V, 8.95% (b)	20,422	536,894
BB&T Capital Trust VI, 9.60% (a)	26,095	701,694
BB&T Capital Trust VII, 8.10%	15,884	415,843
Fifth Third Capital Trust V, 7.25% (b)	26,095	658,899
Fifth Third Capital Trust VI, 7.25% (a)(b)	39,142	989,510
Fleet Capital Trust VIII, 7.20%	24,234	606,577
HSBC Holdings PLC, 8.13% (a)	50,403	1,341,224
HSBC Holdings PLC, 8.00% (a)	87,233	2,371,865
HSBC Holdings PLC, Series A, 6.20%	33,185	810,378
KeyCorp Capital IX, 6.75%	15,013	379,679
KeyCorp Capital X, 8.00%	25,781	659,994
Lloyds Banking Group PLC, 7.75%	39,142	1,011,821
M&T Capital Trust IV, 8.50% (a)	15,884	416,161
National City Capital Trust II, 6.63% (a)	34,037	867,943
National City Capital Trust III, 6.63%	22,691	576,351
National City Capital Trust IV, 8.00%	23,485	603,330
PNC Capital Trust D, 6.13% (a)	13,615	342,145
PNC Capital Trust E, 7.75% (a)	20,422	530,359
Santander Finance Preferred SA Unipersonal, 10.50% (a)	37,445	1,051,456
Suntrust Cap IX, 7.88% (a)	31,087	793,029
UBS Preferred Funding Trust IV Series D, 0.89% (a)	13,615	242,892
US Bancorp Capital VI, 5.75%	12,480	312,250
US Bancorp Capital VII, 5.88% (a)	13,615	341,056
US Bancorp Capital VIII Series 1, 6.35%	17,018	425,790
US Bancorp Capital X, 6.50%	22,691	577,486
US Bancorp Capital XI, 6.60%	34,718	884,267
US Bancorp Capital XII, 6.30%	24,280	615,012
US Bancorp Series B, 3.50% (a)	45,382	1,032,440
US Bancorp Series D, 7.88%	22,691	627,179
Wachovia Capital Trust IV, 6.38% (a)	39,710	991,162
Wachovia Capital Trust IX, 6.38%	36,306	906,924
Wachovia Capital Trust X, 7.85% (a)	38,008	978,706
Wells Fargo & Co. Series J, 8.00%	74,358	2,125,895
Wells Fargo Capital IX, 5.63% (a)	17,447	436,175
Wells Fargo Capital VII, 5.85% (a)	17,446	437,895
Wells Fargo Capital XI, 6.25%	34,513	865,931
Wells Fargo Capital XII, 7.88% (a)	54,371	1,412,559
Wells Fargo Capital XIV, 8.63% (a)	23,793	633,132

		41,869,950

CONSUMER FINANCE — 2.0%
Capital One Capital II, 7.50% (a)	15,657	396,122
HSBC Finance Corp., 6.88% (a)	7,132	180,654
HSBC Finance Corp., 6.36%	13,516	320,194
HSBC Finance Corp., 6.00%	7,133	179,466
HSBC USA, Inc. Series F, 3.50% (a)(b)	12,196	274,776
HSBC USA, Inc. Series G, 4.00% (a)(b)	8,843	209,137
HSBC USA, Inc. Series H, 6.50% (a)	8,842	219,989
MBNA Capital D Series D, 8.13% (a)	13,615	345,821
SLM Corp., 6.00% (a)	13,615	301,300

		2,427,459

DIVERSIFIED FINANCIAL SERVICES — 28.6%
Countrywide Capital IV, 6.75%	22,691	561,602
Countrywide Capital V, 7.00% (a)	67,847	1,690,747
Credit Suisse Guernsey, 7.90%	69,208	1,820,862
Deutsche Bank Capital Funding Trust IX, 6.63%	40,873	982,178
Deutsche Bank Capital Funding Trust VIII, 6.38%	21,386	514,333
Deutsche Bank Capital Funding Trust X, 7.35%	28,611	726,719
Deutsche Bank Contingent Capital Trust II, 6.55% (a)	28,434	680,994
Deutsche Bank Contingent Capital Trust III, 7.60% (a)	70,195	1,806,819
Deutsche Bank Contingent Capital Trust V, 8.05% (a)	49,226	1,287,752
General Electric Capital Corp., 6.63% (a)	45,089	1,164,198
General Electric Capital Corp., 6.50%	11,605	314,728

See accompanying notes to financial statements.

SPDR Wells Fargo Preferred Stock ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

General Electric Capital Corp., 6.10% (a)	45,089	$1,142,104
General Electric Capital Corp., 6.05%	27,053	692,016
General Electric Capital Corp., 6.00% (a)	45,089	1,156,082
General Electric Capital Corp., 5.88% (a)	33,817	850,498
General Electric Capital Corp. Series A, 6.45% (a)	22,896	577,437
ING Groep NV, 8.50%	65,470	1,704,839
ING Groep NV, 7.38%	49,103	1,212,844
ING Groep NV, 7.20%	36,009	890,142
ING Groep NV, 7.05%	26,188	640,035
ING Groep NV, 6.38%	34,208	768,654
ING Groep NV, 6.20%	16,368	368,935
ING Groep NV, 6.13%	22,915	515,588
JP Morgan Chase & Co., 8.63% (a)	35,524	991,830
JP Morgan Chase Capital X, 7.00%	19,735	504,427
JP Morgan Chase Capital XI Series K, 5.88% (a)	21,588	539,916
JP Morgan Chase Capital XII, 6.25%	8,144	205,962
JP Morgan Chase Capital XIV, 6.20% (a)	12,127	307,662
JP Morgan Chase Capital XIX Series S, 6.63%	11,376	285,993
JP Morgan Chase Capital XVI, 6.35%	10,133	254,946
JP Morgan Chase Capital XXIV Series X, 6.88%	13,815	352,973
JP Morgan Chase Capital XXIX, 6.70% (a)	29,603	752,508
JP Morgan Chase Capital XXVI, 8.00% (a)(b)	35,820	947,797
JP Morgan Chase Capital XXVIII, 7.20% (a)(b)	29,603	765,534
Merrill Lynch Capital Trust I Series K, 6.45% (a)(b)	47,652	1,129,352
Merrill Lynch Capital Trust II, 6.45% (a)(b)	43,113	1,020,485
Merrill Lynch Capital Trust III, 7.38%	34,037	860,115
Merrill Lynch Capital Trust III, 7.00% (a)	34,037	837,310
Merrill Lynch Capital Trust IV, 7.12%	18,153	450,921
Merrill Lynch Capital Trust V Series F, 7.28%	38,575	957,817
Tennessee Valley Authority Series A, 4.50% (a)(b)	12,417	315,019
Tennessee Valley Authority Series D, 4.73% (a)(b)	14,990	378,348

		33,929,021

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.2%
AT&T, Inc., 6.38% (a)	54,459	1,456,778
Qwest Corp., 7.38%	30,009	770,631
Telephone & Data Systems, 7.00%	13,615	343,915

		2,571,324

ELECTRIC UTILITIES — 3.1%
Alabama Power Co. Series B, 5.88% (a)	11,346	293,408
American Electric Power, 8.75%	14,295	405,549
BGE Capital Trust II, 6.20%	11,346	285,352
FPC Capital I Series A, 7.10%	13,615	348,816
FPL Group Capital Trust I, 5.88%	13,615	341,328
Georgia Power Co. Series D, 6.38% (a)	13,615	360,798
NextEra Energy Capital Holdings, Inc., 8.75%	17,018	489,948
NextEra Energy Capital Holdings, Inc., 7.45% (a)	15,884	422,514
NextEra Energy Capital Holdings, Inc., 6.60%	15,884	402,659
PPL Energy Supply LLC, 7.00% (a)	11,346	285,239

		3,635,611

INSURANCE — 10.7%
Aegon NV, 7.25%	47,652	1,192,253
Aegon NV, 6.88% (a)	24,960	598,042
Aegon NV, 6.50% (a)	22,691	525,524
Aegon NV, 6.38% (a)	45,382	1,071,469
Aegon NV Series 1, 4.00% (a)(b)	11,346	255,058
American International Group, Inc., 7.70% (a)(b)	49,921	1,251,020
American International Group, Inc. Series A-4, 6.45% (a)(b)	34,037	775,022
Axis Capital Holdings Series A, 7.25% (a)	11,346	282,288
Everest RE Capital Trust II Series B, 6.20% (a)	14,522	353,611
Lincoln National Corp., 6.75% (a)	12,480	316,118
MetLife, Inc. Series A, 4.00% (a)(b)	27,229	662,482
MetLife, Inc. Series B, 6.50%	68,074	1,701,850
PartnerRe, Ltd. Series C, 6.75% (a)	13,161	324,682
PartnerRe, Ltd. Series E, 7.25%	16,962	430,665
Principal Financial Group, Inc. Series B, 6.52% (b)	11,346	283,650
Prudential Financial, Inc., 9.00%	41,752	1,163,211
Prudential PLC, 6.75% (a)	11,346	284,217
Prudential PLC, 6.50%	13,615	340,375
RenaissanceRe Holdings, Ltd. Series C, 6.08% (a)	11,346	270,829
RenaissanceRe Holdings, Ltd. Series D, 6.60%	13,615	338,877
W.R. Berkley Capital Trust II, 6.75%	11,346	284,558

		12,705,801

MEDIA — 3.4%
CBS Corp., 6.75%	31,768	808,813
Comcast Corp., 7.00% (a)	15,657	399,254
Comcast Corp., 6.63%	26,095	671,424
Comcast Corp. Series B, 7.00% (a)	51,055	1,296,797
Viacom, Inc., 6.85% (a)	34,037	863,519

		4,039,807

MULTI-UTILITIES — 1.2%
Dominion Resources Inc. Series A, 8.38% (a)	31,087	889,399
Xcel Energy, Inc., 7.60% (a)	18,153	499,208

		1,388,607

REAL ESTATE INVESTMENT TRUSTS — 4.3%
CommonWealth REIT, 7.25%	12,480	311,875

See accompanying notes to financial statements.

SPDR Wells Fargo Preferred Stock ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Harris Preferred Capital Corp. Series A, 7.38%	11,346	$286,033
Hospitality Properties Trust Series C, 7.00%	14,409	355,902
Kimco Realty Corp. Series G, 7.75%	20,876	544,029
Public Storage Series K, 7.25%	19,276	486,912
Public Storage Series M, 6.63% (a)	21,630	556,972
Public Storage Series Q, 6.50% (a)	17,018	436,001
Vornado Realty LP, 7.88% (a)	20,876	572,002
Vornado Realty Trust Series I, 6.63% (a)	12,253	304,977
Wachovia Preferred Funding Corp. Series A, 7.25%	34,037	879,176
Weingarten Realty Investors Series F, 6.50% (a)	15,884	396,306

		5,130,185

WIRELESS TELECOMMUNICATION SERVICES — 0.3%
US Cellular Corp., 6.95%	15,521	388,801

TOTAL PREFERRED STOCKS —
(Cost $114,238,951)		118,292,575

SHORT TERM INVESTMENTS — 10.2%
MONEY MARKET FUNDS — 10.2%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	11,691,297	11,691,297
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	347,984	347,984

TOTAL SHORT TERM INVESTMENTS —
(Cost $12,039,281)		12,039,281

TOTAL INVESTMENTS — 109.9% (f)
(Cost $126,278,232)		130,331,856
OTHER ASSETS & LIABILITIES — (9.9)%		(11,722,739)

NET ASSETS — 100.0%		$118,609,117

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Variable rate security. The rate shown reflects the rate as of June 30, 2010.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

(This page intentionally left blank)

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011

										SPDR S&P
				SPDR S&P			SPDR S&P	SPDR S&P		600
	SPDR Dow Jones Total Market	SPDR Dow Jones	SPDR S&P 500 Growth	500		SPDR S&P 400 Mid Cap Growth	400 Mid Cap	600	SPDR S&P 600 Small Cap Growth	Small Cap
	ETF	Large Cap ETF	ETF	Value ETF	SPDR Dow Jones Mid Cap ETF	ETF	Value ETF	Small Cap ETF	ETF	Value ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$192,766,323	$37,093,157	$191,997,933	$170,538,695	$80,267,490	$74,136,295	$22,827,972	$77,387,764	$186,807,070	$124,521,314
Investments in securities of affiliated issuers, at value (Note 3)	14,352,639	3,798,056	12,216,991	12,106,320	14,908,926	14,044,543	6,416,304	21,991,587	40,062,820	28,741,211

Total Investments	207,118,962	40,891,213	204,214,924	182,645,015	95,176,416	88,180,838	29,244,276	99,379,351	226,869,890	153,262,525
Cash	2,620	303	642	480	26,145	—	—	18,515	—	60,304
Receivable for investments sold	6,499	14,715	—	44,375	22,679	226,145	182,888	542,976	800,333	1,533,843
Dividends receivable — unaffiliated issuers	233,351	45,686	242,953	222,829	67,099	38,311	22,846	70,562	124,970	143,232
Dividends receivable — affiliated issuers	4,895	1,015	2,583	5,019	3,984	2,539	1,117	4,649	9,044	6,015

TOTAL ASSETS	207,366,327	40,952,932	204,461,102	182,917,718	95,296,323	88,447,833	29,451,127	100,016,053	227,804,237	155,005,919

LIABILITIES
Payable upon return of securities loaned	13,804,801	3,694,022	11,843,174	11,171,737	14,783,115	13,974,938	6,382,274	21,819,706	39,363,170	28,516,005
Payable for investments purchased	3,919	—	—	—	168,449	316,064	193,260	590,904	655,937	1,615,358
Due to custodian	—	—	—	—	—	—	—	—	315,830	—
Payable for fund shares repurchased	—	—	—	—	—	617	—	—	—	—
Accrued advisory fee (Note 3)	31,106	5,987	31,802	27,712	16,097	15,533	4,596	12,322	36,618	25,065
Accrued trustees’ fees and expenses (Note 3)	493	103	487	412	157	184	76	167	418	349

TOTAL LIABILITIES	13,840,319	3,700,112	11,875,463	11,199,861	14,967,818	14,307,336	6,580,206	22,423,099	40,371,973	30,156,777

NET ASSETS	$193,526,008	$37,252,820	$192,585,639	$171,717,857	$80,328,505	$74,140,497	$22,870,921	$77,592,954	$187,432,264	$124,849,142

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$184,295,488	$30,851,615	$211,197,211	$182,749,451	$68,363,064	$73,299,071	$23,042,064	$76,573,135	$194,138,467	$132,056,424
Undistributed (distribution in excess of) net investment income	32,631	3,497	61,088	—	—	8,557	—	—	46,688	—
Accumulated net realized gain (loss) on investments	(14,010,589)	(1,104,948)	(47,273,483)	(18,550,167)	(160,061)	(5,329,687)	(1,812,609)	(1,961,087)	(18,417,415)	(8,217,677)
Net unrealized appreciation (depreciation) on:
Investments	23,208,478	7,502,656	28,600,823	7,518,573	12,125,502	6,162,556	1,641,466	2,980,906	11,664,524	1,010,395

NET ASSETS	$193,526,008	$37,252,820	$192,585,639	$171,717,857	$80,328,505	$74,140,497	$22,870,921	$77,592,954	$187,432,264	$124,849,142

NET ASSET VALUE PER SHARE
Net asset value per share	$99.24	$62.09	$60.18	$67.32	$64.26	$82.38	$57.18	$70.54	$120.92	$71.29

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,950,138	600,000	3,200,130	2,550,870	1,250,000	900,000	400,000	1,100,023	1,550,107	1,751,340

COST OF INVESTMENTS:
Unaffiliated issuers	$169,860,534	$29,588,582	$163,397,110	$163,014,521	$68,141,988	$67,973,739	$21,186,506	$74,406,858	$175,142,546	$123,510,919
Affiliated issuers	14,049,950	3,799,975	12,216,991	12,111,921	14,908,926	14,044,543	6,416,304	21,991,587	40,062,820	28,741,211

Total cost of investments	$183,910,484	$33,388,557	$175,614,101	$175,126,442	$83,050,914	$82,018,282	$27,602,810	$96,398,445	$215,205,366	$152,252,130

* Includes investments in securities on loan, at value	$13,656,619	$3,711,918	$11,941,477	$11,230,521	$14,644,814	$13,763,939	$6,271,661	$21,520,504	$38,810,690	$28,109,429

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2011

								SPDR Morgan
				SPDR KBW Capital		SPDR KBW Mortgage	SPDR KBW Regional	Stanley
		SPDR Dow Jones	SPDR KBW	Markets	SPDR KBW Insurance	Finance	Banking	Technology	SPDR S&P Dividend	SPDR S&P Biotech
	SPDR Global Dow ETF	REIT ETF	Bank ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$148,194,445	$1,554,171,469	$1,637,221,468	$63,573,443	$214,500,713	$3,825,060	$557,399,681	$205,848,140	$5,918,073,604	$642,354,461
Investments in securities of affiliated issuers, at value (Note 3)	5,427	193,856,812	182,308,797	10,829,576	9,949,033	1,102,235	147,895,553	11,713,414	609,315,624	120,994,365

Total Investments	148,199,872	1,748,028,281	1,819,530,265	74,403,019	224,449,746	4,927,295	705,295,234	217,561,554	6,527,389,228	763,348,826
Cash	23,073	9	—	24,356	15,978	—	—	—	—	—
Foreign currency, at value	96,094	—	—	—	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	85,046	—	—	—	—
Receivable for fund shares sold	—	—	3,223	—	—	—	4,505	—	14,357	—
Receivable for foreign taxes recoverable	148,549	—	—	—	—	—	—	16,633	—	—
Dividends receivable — unaffiliated issuers	378,919	3,063,403	1,473,570	27,004	271,209	714	1,019,776	81,922	11,976,392	—
Dividends receivable — affiliated issuers	36	31,263	189,171	21,868	3,016	190	29,605	3,116	102,974	29,741

TOTAL ASSETS	148,846,543	1,751,122,956	1,821,196,229	74,476,247	224,739,949	5,013,245	706,349,120	217,663,225	6,539,482,951	763,378,567

LIABILITIES
Payable upon return of securities loaned	—	191,378,900	136,108,076	5,330,408	9,780,219	1,089,305	147,505,337	11,458,990	555,570,004	120,553,488
Payable for investments purchased	—	2,339,747	—	—	—	85,112	—	—	—	—
Payable for fund shares repurchased	—	—	—	42	2,792	—	—	—	—	2
Accrued advisory fee (Note 3)	60,082	314,967	426,505	18,936	59,360	1,105	152,639	84,686	1,659,772	185,119
Accrued trustees’ fees and expenses (Note 3)	310	3,588	3,712	171	505	8	1,685	545	11,395	1,295

TOTAL LIABILITIES	60,392	194,037,202	136,538,293	5,349,557	9,842,876	1,175,530	147,659,661	11,544,221	557,241,171	120,739,904

NET ASSETS	$148,786,151	$1,557,085,754	$1,684,657,936	$69,126,690	$214,897,073	$3,837,715	$558,689,459	$206,119,004	$5,982,241,780	$642,638,663

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$183,222,729	$1,761,201,326	$2,428,303,860	$159,532,760	$256,590,323	$4,377,357	$943,374,736	$267,791,505	$5,567,924,793	$748,178,238
Undistributed (distribution in excess of) net investment income	(183,889)	—	1,437,032	165,491	12,669	1,002	951,880	—	—	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	(30,523,836)	(281,963,372)	(509,389,497)	(69,221,889)	(21,696,557)	(107,484)	(280,172,084)	(59,208,343)	(132,796,451)	(144,441,696)
Net unrealized appreciation (depreciation) on:
Investments	(3,740,010)	77,847,800	(235,693,459)	(21,349,672)	(20,009,362)	(433,160)	(105,465,073)	(2,464,158)	547,113,438	38,902,121
Foreign currency	11,157	—	—	—	—	—	—	—	—	—

NET ASSETS	$148,786,151	$1,557,085,754	$1,684,657,936	$69,126,690	$214,897,073	$3,837,715	$558,689,459	$206,119,004	$5,982,241,780	$642,638,663

NET ASSET VALUE PER SHARE
Net asset value per share	$59.50	$66.59	$24.00	$35.45	$41.73	$38.38	$25.45	$65.43	$54.06	$73.03

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,500,583	23,381,892	70,202,118	1,950,000	5,150,000	100,000	21,952,585	3,150,108	110,653,658	8,800,000

COST OF INVESTMENTS:
Unaffiliated issuers	$151,934,455	$1,476,323,669	$1,867,251,359	$82,800,542	$234,510,075	$4,258,220	$662,864,754	$208,312,298	$5,417,756,326	$603,452,340
Affiliated issuers	5,427	193,856,812	187,972,365	12,952,149	9,949,033	1,102,235	147,895,553	11,713,414	562,519,464	120,994,365

Total cost of investments	$151,939,882	$1,670,180,481	$2,055,223,724	$95,752,691	$244,459,108	$5,360,455	$810,760,307	$220,025,712	$5,980,275,790	$724,446,705

Foreign currency, at cost	$96,430	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Includes investments in securities on loan, at value	$—	$192,453,407	$146,254,239	$5,223,144	$9,531,875	$1,060,641	$144,392,501	$11,314,179	$547,607,048	$116,376,294

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SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2011

	SPDR S&P Health
	Care Equipment	SPDR S&P Homebuilders	SPDR S&P Metals & Mining	SPDR S&P Oil & Gas Equipment & Services	SPDR S&P Oil & Gas Exploration & Production	SPDR S&P Pharmaceuticals	SPDR S&P Retail	SPDR S&P Semiconductor	SPDR S&P Telecom	SPDR S&P Transportation	SPDR Wells Fargo Preferred
	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	Stock ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$19,254,713	$773,565,618	$1,129,243,505	$489,100,535	$597,716,104	$243,868,502	$547,034,378	$114,603,855	$10,291,329	$15,902,100	$118,292,575
Investments in securities of affiliated issuers, at value (Note 3)	28,004	166,807,995	193,976,864	56,302,651	198,128,355	33,812,510	110,540,259	21,915,373	21,474	17,450	12,039,281

Total Investments	19,282,717	940,373,613	1,323,220,369	545,403,186	795,844,459	277,681,012	657,574,637	136,519,228	10,312,803	15,919,550	130,331,856
Cash	—	—	1,181	—	14,420	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	13,190,896	—	—	9,828	—	—	7,627,575
Receivable for fund shares sold	—	—	20,191	—	—	—	—	—	—	—	—
Dividends receivable — unaffiliated issuers	5,871	440,738	693,509	37,821	153,865	245,783	691,623	—	8,172	7,927	247,778
Dividends receivable — affiliated issuers	1	29,101	31,644	11,308	111,686	95,111	97,874	12,906	4	2	6,005

TOTAL ASSETS	19,288,589	940,843,452	1,323,966,894	545,452,315	809,315,326	278,021,906	658,364,134	136,541,962	10,320,979	15,927,479	138,213,214

LIABILITIES
Payable upon return of securities loaned	—	166,233,073	192,488,820	55,863,720	197,417,176	33,652,274	109,987,556	21,669,501	—	—	11,691,297
Payable for investments purchased	—	—	—	—	13,511,636	—	—	—	—	—	7,867,696
Payable for fund shares repurchased	—	2,800	—	132	4,560,444	—	6,193	—	—	—	—
Accrued advisory fee (Note 3)	4,888	224,856	286,621	137,467	252,854	71,276	203,922	30,729	2,900	4,440	44,861
Accrued trustees’ fees and expenses (Note 3)	29	2,074	2,712	1,103	2,053	540	1,525	294	29	32	243

TOTAL LIABILITIES	4,917	166,462,803	192,778,153	56,002,422	215,744,163	33,724,090	110,199,196	21,700,524	2,929	4,472	19,604,097

NET ASSETS	$19,283,672	$774,380,649	$1,131,188,741	$489,449,893	$593,571,163	$244,297,816	$548,164,938	$114,841,438	$10,318,050	$15,923,007	$118,609,117

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$18,340,023	$987,010,004	$1,558,359,007	$501,366,364	$835,484,749	$211,999,200	$636,785,459	$149,726,182	$10,680,527	$15,390,017	$115,186,625
Undistributed (distribution in excess of) net investment income	482	—	486,039	—	145,013	136,123	—	—	—	—	(25,447)
Accumulated net realized gain (loss) on investments	55,789	(183,444,696)	(352,221,554)	(68,088,199)	(178,297,056)	(503,760)	(59,861,970)	(31,719,685)	(226,234)	(45,501)	(605,685)
Net unrealized appreciation (depreciation) on:
Investments	887,378	(29,184,659)	(75,434,751)	56,171,728	(63,761,543)	32,666,253	(28,758,551)	(3,165,059)	(136,243)	578,491	4,053,624

NET ASSETS	$19,283,672	$774,380,649	$1,131,188,741	$489,449,893	$593,571,163	$244,297,816	$548,164,938	$114,841,438	$10,318,050	$15,923,007	$118,609,117

NET ASSET VALUE PER SHARE
Net asset value per share	$55.10	$18.05	$69.40	$41.48	$58.77	$50.89	$53.48	$56.02	$51.59	$53.08	$45.62

Shares outstanding (unlimited amount authorized, $0.01 par value)	350,000	42,900,016	16,300,230	11,800,000	10,100,000	4,800,135	10,250,113	2,050,000	200,000	300,000	2,600,000

COST OF INVESTMENTS:
Unaffiliated issuers	$18,367,335	$802,750,277	$1,204,678,256	$432,928,807	$661,477,647	$211,202,249	$575,792,929	$117,768,914	$10,427,572	$15,323,609	$114,238,951
Affiliated issuers	28,004	166,807,995	193,976,864	56,302,651	198,128,355	33,812,510	110,540,259	21,915,373	21,474	17,450	12,039,281

Total cost of investments	$18,395,339	$969,558,272	$1,398,655,120	$489,231,458	$859,606,002	$245,014,759	$686,333,188	$139,684,287	$10,449,046	$15,341,059	$126,278,232

* Includes investments in securities on loan, at value	$—	$162,154,775	$190,773,827	$54,796,745	$198,638,525	$32,672,290	$107,278,562	$21,562,773	$—	$—	$11,424,116

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
Year Ended June 30, 2011

										SPDR S&P
				SPDR S&P			SPDR S&P	SPDR S&P		600
	SPDR Dow Jones Total Market	SPDR Dow Jones	SPDR S&P 500 Growth	500		SPDR S&P 400 Mid Cap Growth	400 Mid Cap	600	SPDR S&P 600 Small Cap Growth	Small Cap
	ETF	Large Cap ETF	ETF	Value ETF	SPDR Dow Jones Mid Cap ETF	ETF	Value ETF	Small Cap ETF	ETF	Value ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$3,644,162	$783,921	$2,671,942	$4,057,256	$932,280	$528,224	$631,613	$817,119	$1,238,651	$2,359,404
Dividend income on securities of affiliated issuers (Note 3)	3,956	782	1,383	6,297	338	315	168	346	894	434
Affiliated securities lending — net (Note 3 and Note 8)	42,357	10,378	20,597	17,964	38,347	26,724	19,179	59,177	127,347	83,512
Foreign taxes withheld	(196)	(89)	—	(296)	—	—	—	(15)	—	(75)

TOTAL INVESTMENT INCOME	3,690,279	794,992	2,693,922	4,081,221	970,965	555,263	650,960	876,627	1,366,892	2,443,275

EXPENSES
Advisory fee (Note 3)	378,883	78,434	374,985	317,383	153,727	177,501	71,633	142,721	404,410	332,973
Trustees’ fees and expenses (Note 3)	5,680	1,147	5,757	4,518	1,705	1,876	916	1,780	4,458	4,208
Proxy expenses	25,461	5,617	26,266	18,991	7,622	18,415	4,262	9,965	23,175	21,806
Miscellaneous expenses	2,213	2,111	2,534	2,212	2,528	1,482	2,493	3,257	3,063	3,636

TOTAL EXPENSES	412,237	87,309	409,542	343,104	165,582	199,274	79,304	157,723	435,106	362,623

NET INVESTMENT INCOME	3,278,042	707,683	2,284,380	3,738,117	805,383	355,989	571,656	718,904	931,786	2,080,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	9,067,614	4,123,808	(1,383,748)	9,349,377	4,165,387	18,039,734	4,435,011	12,183,026	26,658,070	7,676,769
Investments in securities of affiliated issuers	5,352	3,254	(162,480)	612	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	37,671,976	5,710,945	52,905,782	24,683,035	13,587,927	6,928,726	2,858,967	5,925,353	30,505,039	23,607,068

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	46,744,942	9,838,007	51,359,554	34,033,024	17,753,314	24,968,460	7,293,978	18,108,379	57,163,109	31,283,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,022,984	$10,545,690	$53,643,934	$37,771,141	$18,558,697	$25,324,449	$7,865,634	$18,827,283	$58,094,895	$33,364,489

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
Year Ended June 30, 2011

								SPDR Morgan
				SPDR KBW Capital		SPDR KBW Mortgage	SPDR KBW Regional	Stanley
		SPDR Dow Jones	SPDR KBW	Markets	SPDR KBW Insurance	Finance	Banking	Technology	SPDR S&P Dividend	SPDR S&P Biotech
	SPDR Global Dow ETF	REIT ETF	Bank ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$4,078,441	$36,616,238	$17,780,085	$1,502,289	$3,840,969	$67,862	$11,602,196	$2,347,389	$160,294,206	$(662)
Dividend income on securities of affiliated issuers (Note 3)	665	3,521	386,373	45,825	467	12	1,723	651	2,747,404	801
Affiliated securities lending — net (Note 3 and Note 8)	18,068	307,049	170,816	10,977	20,370	2,013	353,302	42,958	877,073	256,491
Foreign taxes withheld	(254,955)	—	—	—	—	—	—	(105,946)	—	—

TOTAL INVESTMENT INCOME	3,842,219	36,926,808	18,337,274	1,559,091	3,861,806	69,887	11,957,221	2,285,052	163,918,683	256,630

EXPENSES
Advisory fee (Note 3)	603,727	3,470,994	5,006,468	229,468	681,765	10,571	2,242,594	1,048,232	15,633,735	1,774,250
Trustees’ fees and expenses (Note 3)	3,165	41,791	35,458	1,931	5,404	87	19,563	6,166	107,793	15,343
Proxy expenses	22,727	115,205	129,618	17,428	23,924	234	54,211	45,786	226,620	61,895
Miscellaneous expenses	1	4	4	2,154	—	—	2	—	1,837	762

TOTAL EXPENSES	629,620	3,627,994	5,171,548	250,981	711,093	10,892	2,316,370	1,100,184	15,969,985	1,852,250

NET INVESTMENT INCOME (LOSS)	3,212,599	33,298,814	13,165,726	1,308,110	3,150,713	58,995	9,640,851	1,184,868	147,948,698	(1,595,620)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(2,356,989)	27,517,914	48,993,643	(5,762,796)	10,131,731	(24,872)	(72,695,841)	7,569,213	102,056,729	66,388,839
Investments in securities of affiliated issuers	—	—	(243,556)	(585,736)	—	—	—	—	(147,632)	—
Foreign currency transactions	(169,371)	—	—	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	22,156,125	332,025,926	(18,409,788)	11,414,411	16,141,163	(100,729)	118,712,916	39,563,278	522,505,618	97,269,968
Foreign currency transactions	12,292	—	—	—	—	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	19,642,057	359,543,840	30,340,299	5,065,879	26,272,894	(125,601)	46,017,075	47,132,491	624,414,715	163,658,807

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$22,854,656	$392,842,654	$43,506,025	$6,373,989	$29,423,607	$(66,606)	$55,657,926	$48,317,359	$772,363,413	$162,063,187

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
Year Ended June 30, 2011

	SPDR S&P Health	SPDR S&P	SPDR S&P	SPDR S&P Oil &	SPDR S&P Oil &	SPDR S&P				SPDR S&P	SPDR Wells Fargo
	Care Equipment	Homebuilders	Metals & Mining	Gas Equipment &	Gas Exploration &	Pharmaceuticals	SPDR S&P Retail	SPDR S&P	SPDR S&P	Transportation	Preferred Stock
	ETF*	ETF	ETF	Services ETF	Production ETF	ETF	ETF	Semiconductor ETF	Telecom ETF*	ETF*	ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$24,381	$8,885,201	$10,085,058	$4,745,572	$9,521,369	$2,446,696	$7,452,839	$796,857	$47,697	$41,018	$6,619,732
Dividend income on securities of affiliated issuers (Note 3)	3	2,999	3,746	935	2,306	604	1,787	387	12	3	774
Affiliated securities lending — net (Note 3 and Note 8)	—	262,164	276,708	132,843	632,366	307,695	686,064	69,487	—	—	65,869
Foreign taxes withheld	(103)	—	—	(8,195)	—	—	—	—	—	—	(1,864)

TOTAL INVESTMENT INCOME	24,281	9,150,364	10,365,512	4,871,155	10,156,041	2,754,995	8,140,690	866,731	47,709	41,021	6,684,511

EXPENSES
Advisory fee (Note 3)	18,018	2,782,565	3,632,270	1,493,833	2,784,112	733,628	2,073,742	392,996	16,165	18,815	428,250
Trustees’ fees and expenses (Note 3)	60	23,030	26,818	9,941	18,689	6,021	16,627	2,717	61	66	2,698
Proxy expenses	—	132,641	123,224	68,160	54,848	12,024	54,726	18,570	—	—	5,148
Miscellaneous expenses	—	73	2	—	146	62	734	1	—	—	—

TOTAL EXPENSES	18,078	2,938,309	3,782,314	1,571,934	2,857,795	751,735	2,145,829	414,284	16,226	18,881	436,096

NET INVESTMENT INCOME	6,203	6,212,055	6,583,198	3,299,221	7,298,246	2,003,260	5,994,861	452,447	31,483	22,140	6,248,415

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	55,789	58,692,936	254,514,396	71,715,426	219,042,481	25,057,046	147,014,438	6,782,622	511,075	(45,501)	1,203,067
Net change in unrealized appreciation (depreciation) on:
Investments	887,378	107,036,548	123,652,189	95,417,556	41,010,922	27,624,650	52,677,874	12,427,303	(136,243)	578,491	4,520,718

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	943,167	165,729,484	378,166,585	167,132,982	260,053,403	52,681,696	199,692,312	19,209,925	374,832	532,990	5,723,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$949,370	$171,941,539	$384,749,783	$170,432,203	$267,351,649	$54,684,956	$205,687,173	$19,662,372	$406,315	$555,130	$11,972,200

*	For the period January 26, 2011 (commencement of operations) to June 30, 2011.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Dow Jones Total Market ETF		SPDR Dow Jones Large Cap ETF		SPDR S&P 500 Growth ETF		SPDR S&P 500 Value ETF		SPDR Dow Jones Mid Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,278,042	$3,141,342	$707,683	$807,720	$2,284,380	$1,513,200	$3,738,117	$2,832,097	$805,383	$652,306
Net realized gain (loss) on investments	9,072,966	9,339,695	4,127,062	3,399,167	(1,546,228)	(4,604,242)	9,349,989	2,086,094	4,165,387	7,079,071
Net change in unrealized appreciation (depreciation) on investments	37,671,976	13,207,884	5,710,945	2,484,095	52,905,782	27,447,481	24,683,035	9,522,554	13,587,927	673,039

Net increase (decrease) in net assets resulting from operations	50,022,984	25,688,921	10,545,690	6,690,982	53,643,934	24,356,439	37,771,141	14,440,745	18,558,697	8,404,416

Net equalization credits and charges	(15,030)	(66,559)	3,085	(21,114)	(10,007)	(10,438)	282,714	(64,900)	15,560	34,700

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,225,127)	(2,847,842)	(709,147)	(686,927)	(2,209,405)	(1,419,716)	(3,972,304)	(2,530,451)	(819,893)	(583,347)
Return of capital	—	—	—	—	—	(106,645)	—	—	—	—

Total distributions to shareholders	(3,225,127)	(2,847,842)	(709,147)	(686,927)	(2,209,405)	(1,526,361)	(3,972,304)	(2,530,451)	(819,893)	(583,347)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	16,525,970	4,008,327	14,842,768	—	—	9,200,532	53,271,237	5,574,789	18,782,168	26,740,042
Proceeds from reinvestment of distributions	—	1,069	—	—	—	382	—	6,519	—	—
Cost of shares redeemed	(27,179,648)	(27,706,657)	(21,146,081)	(10,703,450)	(26,132,811)	(19,564,006)	(15,337,649)	(16,726,716)	(9,777,365)	(12,236,499)
Net income equalization (Note 2)	15,030	66,559	(3,085)	21,114	10,007	10,438	(282,714)	64,900	(15,560)	(34,700)

Net increase (decrease) in net assets from beneficial interest transactions	(10,638,648)	(23,630,702)	(6,306,398)	(10,682,336)	(26,122,804)	(10,352,654)	37,650,874	(11,080,508)	8,989,243	14,468,843

Net increase (decrease) in net assets during the year	36,144,179	(856,182)	3,533,230	(4,699,395)	25,301,718	12,466,986	71,732,425	764,886	26,743,607	22,324,612
Net assets at beginning of year	157,381,829	158,238,011	33,719,590	38,418,985	167,283,921	154,816,935	99,985,432	99,220,546	53,584,898	31,260,286

NET ASSETS END OF YEAR (1)	$193,526,008	$157,381,829	$37,252,820	$33,719,590	$192,585,639	$167,283,921	$171,717,857	$99,985,432	$80,328,505	$53,584,898

SHARES OF BENEFICIAL INTEREST:
Shares sold	200,000	50,000	250,000	—	—	200,000	950,000	100,000	300,000	550,000
Shares issued to shareholders from reinvestment of distributions	—	14	—	—	—	9	—	127	—	—
Shares redeemed	(300,000)	(350,000)	(350,000)	(200,000)	(500,000)	(400,000)	(250,000)	(300,000)	(200,000)	(250,000)

Net increase (decrease)	(100,000)	(299,986)	(100,000)	(200,000)	(500,000)	(199,991)	700,000	(199,873)	100,000	300,000

(1) Including undistributed (distribution in excess of) net investment income	$32,631	$—	$3,497	$9,299	$61,088	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P 400 Mid Cap Growth ETF		SPDR S&P 400 Mid Cap Value ETF		SPDR S&P 600 Small Cap ETF		SPDR S&P 600 Small Cap Growth ETF		SPDR S&P 600 Small Cap Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$355,989	$360,490	$571,656	$452,818	$718,904	$485,868	$931,786	$396,948	$2,080,652	$2,481,503
Net realized gain (loss) on investments	18,039,734	11,349,157	4,435,011	2,173,270	12,183,026	2,732,059	26,658,070	15,592,086	7,676,769	5,826,593
Net change in unrealized appreciation (depreciation) on investments	6,928,726	1,974,258	2,858,967	492,172	5,925,353	1,842,679	30,505,039	7,037,084	23,607,068	7,387,783

Net increase (decrease) in net assets resulting from operations	25,324,449	13,683,905	7,865,634	3,118,260	18,827,283	5,060,606	58,094,895	23,026,118	33,364,489	15,695,879

Net equalization credits and charges	(6,383)	6,295	(18,136)	31,075	(15,062)	9,571	(7,127)	(2,933)	(150,144)	112,152

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(334,614)	(336,733)	(577,286)	(343,535)	(712,057)	(417,233)	(880,548)	(274,192)	(2,127,002)	(2,166,551)
Net realized gains	—	—	—	—	(40,489)	—	—	—	—	—
Return of capital	—	—	—	(90,297)	—	—	—	—	—	—

Total distributions to shareholders	(334,614)	(336,733)	(577,286)	(433,832)	(752,546)	(417,233)	(880,548)	(274,192)	(2,127,002)	(2,166,551)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	74,110,803	28,312,177	14,116,865	11,148,493	75,479,709	27,020,195	189,064,159	45,544,872	—	70,829,870
Proceeds from reinvestment of distributions	—	—	—	—	—	636	—	—	—	519
Cost of shares redeemed	(84,882,842)	(24,675,907)	(18,698,596)	(2,492,106)	(67,531,879)	(2,745,243)	(183,056,024)	(38,427,904)	(48,952,240)	(11,681,156)
Net income equalization (Note 2)	6,383	(6,295)	18,136	(31,075)	15,062	(9,571)	7,127	2,933	150,144	(112,152)

Net increase (decrease) in net assets from beneficial interest transactions	(10,765,656)	3,629,975	(4,563,595)	8,625,312	7,962,892	24,266,017	6,015,262	7,119,901	(48,802,096)	59,037,081

Voluntary contribution from Adviser	—	—	—	—	—	—	263,622	—	—	—

Net increase (decrease) in net assets during the year	14,217,796	16,983,442	2,706,617	11,340,815	26,022,567	28,918,961	63,486,104	29,868,894	(17,714,753)	72,678,561
Net assets at beginning of year	59,922,701	42,939,259	20,164,304	8,823,489	51,570,387	22,651,426	123,946,160	94,077,266	142,563,895	69,885,334

NET ASSETS END OF YEAR (1)	$74,140,497	$59,922,701	$22,870,921	$20,164,304	$77,592,954	$51,570,387	$187,432,264	$123,946,160	$124,849,142	$142,563,895

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,000,000	500,000	300,000	250,000	1,150,000	500,000	1,750,000	550,000	—	1,150,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	14	—	—	—	11
Shares redeemed	(1,150,000)	(400,000)	(350,000)	(50,000)	(1,050,000)	(50,000)	(1,700,000)	(450,000)	(800,000)	(200,000)

Net increase (decrease)	(150,000)	100,000	(50,000)	200,000	100,000	450,014	50,000	100,000	(800,000)	950,011

(1) Including undistributed (distribution in excess of) net investment income	$8,557	$—	$—	$—	$—	$—	$46,688	$—	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Global Dow ETF		SPDR Dow Jones REIT ETF		SPDR KBW Bank ETF		SPDR KBW Capital Markets ETF		SPDR KBW Insurance ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,212,599	$2,211,817	$33,298,814	$32,892,533	$13,165,726	$6,790,283	$1,308,110	$516,199	$3,150,713	$2,797,067
Net realized gain (loss) on investments and foreign currency transactions	(2,526,360)	(1,043,876)	27,517,914	16,930,091	48,750,087	(106,254,886)	(6,348,532)	(1,899,923)	10,131,731	52,555,508
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	22,168,417	1,095,842	332,025,926	399,282,859	(18,409,788)	291,659,717	11,414,411	(3,207,807)	16,141,163	(16,314,785)

Net increase (decrease) in net assets resulting from operations	22,854,656	2,263,783	392,842,654	449,105,483	43,506,025	192,195,114	6,373,989	(4,591,531)	29,423,607	39,037,790

Net equalization credits and charges	149,587	17,869	354,966	164,495	(581,031)	(176,622)	(131,050)	(17,073)	144,065	(101,298)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,235,910)	(2,385,772)	(44,180,325)	(39,979,713)	(11,935,556)	(5,999,307)	(1,142,134)	(531,108)	(3,385,649)	(2,248,293)
Return of capital	—	—	—	—	—	—	—	(38,636)	—	—

Total distributions to shareholders	(3,235,910)	(2,385,772)	(44,180,325)	(39,979,713)	(11,935,556)	(5,999,307)	(1,142,134)	(569,744)	(3,385,649)	(2,248,293)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	61,316,265	25,094,840	274,494,969	246,436,111	6,248,898,890	4,933,818,379	130,640,378	128,053,871	783,450,214	1,044,508,103
Proceeds from reinvestment of distributions	—	6,996	—	96,560	—	2,258	—	—	—	—
Cost of shares redeemed	(12,019,558)	(16,031,681)	(203,529,068)	(427,091,247)	(5,342,495,643)	(5,195,025,826)	(118,052,987)	(151,773,519)	(758,563,504)	(1,056,530,039)
Net income equalization (Note 2)	(149,587)	(17,869)	(354,966)	(164,495)	581,031	176,622	131,050	17,073	(144,065)	101,298

Net increase (decrease) in net assets from beneficial interest transactions	49,147,120	9,052,286	70,610,935	(180,723,071)	906,984,278	(261,028,567)	12,718,441	(23,702,575)	24,742,645	(11,920,638)

Net increase (decrease) in net assets during the year	68,915,453	8,948,166	419,628,230	228,567,194	937,973,716	(75,009,382)	17,819,246	(28,880,923)	50,924,668	24,767,561
Net assets at beginning of year	79,870,698	70,922,532	1,137,457,524	908,890,330	746,684,220	821,693,602	51,307,444	80,188,367	163,972,405	139,204,844

NET ASSETS END OF YEAR (1)	$148,786,151	$79,870,698	$1,557,085,754	$1,137,457,524	$1,684,657,936	$746,684,220	$69,126,690	$51,307,444	$214,897,073	$163,972,405

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,050,000	450,000	4,400,000	5,150,000	252,600,000	210,200,000	3,550,000	3,550,000	19,050,000	28,700,000
Shares issued to shareholders from reinvestment of distributions	—	141	—	2,402	—	111	—	—	—	—
Shares redeemed	(200,000)	(300,000)	(3,300,000)	(9,600,000)	(215,000,000)	(223,050,000)	(3,250,000)	(4,300,000)	(18,550,000)	(29,300,000)

Net increase (decrease)	850,000	150,141	1,100,000	(4,447,598)	37,600,000	(12,849,889)	300,000	(750,000)	500,000	(600,000)

(1) Including undistributed (distribution in excess of) net investment income	$(183,889)	$(13,954)	$—	$—	$1,437,032	$206,862	$165,491	$—	$12,669	$247,605

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR KBW Mortgage Finance ETF		SPDR KBW Regional Banking ETF		SPDR Morgan Stanley Technology ETF		SPDR S&P Dividend ETF		SPDR S&P Biotech ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$58,995	$96,202	$9,640,851	$10,429,493	$1,184,868	$975,398	$147,948,698	$48,564,329	$(1,595,620)	$(1,043,811)
Net realized gain (loss) on investments	(24,872)	128,231	(72,695,841)	(32,547,660)	7,569,213	32,535,189	101,909,097	70,218,700	66,388,839	8,834,766
Net change in unrealized appreciation (depreciation) on investments	(100,729)	331,479	118,712,916	81,837,694	39,563,278	(65,026)	522,505,618	12,185,411	97,269,968	(9,261,596)

Net increase (decrease) in net assets resulting from operations	(66,606)	555,912	55,657,926	59,719,527	48,317,359	33,445,561	772,363,413	130,968,440	162,063,187	(1,470,641)

Net equalization credits and charges	(718)	(7,981)	(628,044)	309,976	(23,364)	(129,676)	12,082,144	4,253,808	(102,818)	28,927

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(66,248)	(83,151)	(8,710,201)	(9,108,701)	(1,257,217)	(863,654)	(157,971,210)	(46,913,443)	—	(12,144)
Net realized gains	(12,065)	(20,025)	—	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—	(3,991,089)	—	—

Total distributions to shareholders	(78,313)	(103,176)	(8,710,201)	(9,108,701)	(1,257,217)	(863,654)	(157,971,210)	(50,904,532)	—	(12,144)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	2,156,762	—	3,167,296,529	3,995,293,408	9,544,380	116,322,534	4,239,233,832	1,363,995,079	537,492,479	572,577,812
Proceeds from reinvestment of distributions	—	—	—	18,590	—	—	—	91,126	—	—
Cost of shares redeemed	(2,089,624)	(1,964,417)	(3,358,767,950)	(3,777,647,073)	(32,673,433)	(164,534,759)	(821,095,621)	(153,093,912)	(507,777,366)	(548,742,608)
Net income equalization (Note 2)	718	7,981	628,044	(309,976)	23,364	129,676	(12,082,144)	(4,253,808)	102,818	(28,927)

Net increase (decrease) in net assets from beneficial interest transactions	67,856	(1,956,436)	(190,843,377)	217,354,949	(23,105,689)	(48,082,549)	3,406,056,067	1,206,738,485	29,817,931	23,806,277

Net increase (decrease) in net assets during the year	(77,781)	(1,511,681)	(144,523,696)	268,275,751	23,931,089	(15,630,318)	4,032,530,414	1,291,056,201	191,778,300	22,352,419
Net assets at beginning of year	3,915,496	5,427,177	703,213,155	434,937,404	182,187,915	197,818,233	1,949,711,366	658,655,165	450,860,363	428,507,944

NET ASSETS END OF YEAR (1)	$3,837,715	$3,915,496	$558,689,459	$703,213,155	$206,119,004	$182,187,915	$5,982,241,780	$1,949,711,366	$642,638,663	$450,860,363

SHARES OF BENEFICIAL INTEREST:
Shares sold	50,000	—	129,600,000	172,500,000	150,000	1,950,000	83,050,000	29,050,000	8,200,000	10,200,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	930	(550,000)	—	—	2,202	—	—
Shares redeemed	(50,000)	(50,000)	(138,150,000)	(165,750,000)	—	(2,800,000)	(15,600,000)	(3,200,000)	(8,100,000)	(9,950,000)

Net increase (decrease)	—	(50,000)	(8,550,000)	6,750,930	(400,000)	(850,000)	67,450,000	25,852,202	100,000	250,000

(1) Including undistributed (distribution in excess of) net investment income	$1,002	$8,255	$951,880	$21,230	$—	$90,464	$—	$—	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Health Care Equipment ETF	SPDR S&P Homebuilders ETF		SPDR S&P Metals & Mining ETF		SPDR S&P Oil & Gas Equipment & Services ETF		SPDR S&P Oil & Gas Exploration & Production ETF
	For the Period
	1/26/11*-	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,203	$6,212,055	$6,760,440	$6,583,198	$6,339,337	$3,299,221	$1,631,792	$7,298,246	$2,674,442
Net realized gain (loss) on investments	55,789	58,692,936	216,882,786	254,514,396	287,144,069	71,715,426	16,974,294	219,042,481	37,122,672
Net change in unrealized appreciation (depreciation) on investments	887,378	107,036,548	(111,645,587)	123,652,189	(172,547,613)	95,417,556	572,380	41,010,922	(25,811,473)

Net increase (decrease) in net assets resulting from operations	949,370	171,941,539	111,997,639	384,749,783	120,935,793	170,432,203	19,178,466	267,351,649	13,985,641

Net equalization credits and charges	781	631,502	(345,244)	(93,574)	(348,528)	249,460	(50,769)	(112,354)	(438,986)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,721)	(17,300,102)	(5,921,047)	(6,854,787)	(5,513,546)	(3,626,611)	(1,588,747)	(7,573,972)	(2,159,213)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	18,340,023	1,926,858,489	3,067,445,168	5,836,041,623	3,862,984,101	410,043,559	190,113,399	9,359,931,260	4,564,766,885
Proceeds from reinvestment of distributions	—	—	221	—	5,409	—	—	—	—
Cost of shares redeemed	—	(2,007,909,017)	(3,028,842,790)	(5,781,560,057)	(3,882,022,370)	(336,544,093)	(157,659,209)	(9,562,642,129)	(4,320,371,018)
Net income equalization (Note 2)	(781)	(631,502)	345,244	93,574	348,528	(249,460)	50,769	112,354	438,986

Net increase (decrease) in net assets from beneficial interest transactions	18,339,242	(81,682,030)	38,947,843	54,575,140	(18,684,332)	73,250,006	32,504,959	(202,598,515)	244,834,853

Net increase (decrease) in net assets during the year	19,283,672	73,590,909	144,679,191	432,376,562	96,389,387	240,305,058	50,043,909	57,066,808	256,222,295
Net assets at beginning of year	—	700,789,740	556,110,549	698,812,179	602,422,792	249,144,835	199,100,926	536,504,355	280,282,060

NET ASSETS END OF YEAR (1)	$19,283,672	$774,380,649	$700,789,740	$1,131,188,741	$698,812,179	$489,449,893	$249,144,835	$593,571,163	$536,504,355

SHARES OF BENEFICIAL INTEREST:
Shares sold	350,000	115,450,000	193,850,000	90,450,000	77,250,000	10,700,000	6,450,000	178,950,000	111,500,000
Shares issued to shareholders from reinvestment of distributions	—	—	16	—	133	—	—	—	—
Shares redeemed	—	(121,500,000)	(192,150,000)	(89,450,000)	(78,200,000)	(8,850,000)	(5,650,000)	(182,600,000)	(106,600,000)

Net increase (decrease)	350,000	(6,050,000)	1,700,016	1,000,000	(949,867)	1,850,000	800,000	(3,650,000)	4,900,000

(1) Including undistributed (distribution in excess of) net investment income	$482	$—	$361,136	$486,039	$968,148	$—	$19,843	$145,013	$420,739

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Pharmaceuticals ETF		SPDR S&P Retail ETF		SPDR S&P Semiconductor ETF		SPDR S&P Telecom ETF	SPDR S&P Transportation ETF	SPDR Wells Fargo Preferred Stock ETF
							For the Period	For the Period		For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	1/26/11*-	1/26/11*-	Year Ended	9/16/09*-
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/11	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,003,260	$749,837	$5,994,861	$6,260,263	$452,447	$1,205,234	$31,483	$22,140	$6,248,415	$2,285,793
Net realized gain (loss) on investments	25,057,046	6,454,294	147,014,438	175,003,072	6,782,622	43,461,778	511,075	(45,501)	1,203,067	71,938
Net change in unrealized appreciation (depreciation) on investments	27,624,650	2,489,870	52,677,874	(71,115,463)	12,427,303	(25,265,376)	(136,243)	578,491	4,520,718	(467,094)

Net increase (decrease) in net assets resulting from operations	54,684,956	9,694,001	205,687,173	110,147,872	19,662,372	19,401,636	406,315	555,130	11,972,200	1,890,637

Net equalization credits and charges	6,723	82,478	1,846,716	(2,674,867)	(34,074)	(53,708)	26,126	6,098	471,387	598,090

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,867,137)	(713,293)	(8,163,249)	(3,578,313)	(638,284)	(1,127,385)	(51,678)	(22,140)	(6,669,746)	(2,103,581)
Net realized gains	(917,357)	—	—	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—	(5,256)	—	—

Total distributions to shareholders	(2,784,494)	(713,293)	(8,163,249)	(3,578,313)	(638,284)	(1,127,385)	(51,678)	(27,396)	(6,669,746)	(2,103,581)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	119,016,440	111,416,544	19,662,887,170	18,322,495,681	301,832,098	200,625,597	52,890,507	15,395,273	63,689,814	82,648,878
Proceeds from reinvestment of distributions	—	35	—	1,737	—	—	—	—	—	—
Cost of shares redeemed	(69,682,783)	(17,832,231)	(20,002,002,708)	(18,757,328,795)	(310,676,934)	(217,520,040)	(42,927,094)	—	(15,723,024)	(17,096,061)
Net income equalization (Note 2)	(6,723)	(82,478)	(1,846,716)	2,674,867	34,074	53,708	(26,126)	(6,098)	(471,387)	(598,090)

Net increase (decrease) in net assets from beneficial interest transactions	49,326,934	93,501,870	(340,962,254)	(432,156,510)	(8,810,762)	(16,840,735)	9,937,287	15,389,175	47,495,403	64,954,727

Voluntary contribution from Adviser	—	—	—	11,147	—	—	—	—	—	—

Net increase (decrease) in net assets during the year	101,234,119	102,565,056	(141,591,614)	(328,250,671)	10,179,252	1,379,808	10,318,050	15,923,007	53,269,244	65,339,873
Net assets at beginning of year	143,063,697	40,498,641	689,756,552	1,018,007,223	104,662,186	103,282,378	—	—	65,339,873	—

NET ASSETS END OF YEAR (1)	$244,297,816	$143,063,697	$548,164,938	$689,756,552	$114,841,438	$104,662,186	$10,318,050	$15,923,007	$118,609,117	$65,339,873

SHARES OF BENEFICIAL INTEREST:
Shares sold	2,600,000	2,800,000	430,150,000	504,550,000	5,450,000	4,450,000	1,050,000	300,000	1,400,000	1,950,000
Shares issued to shareholders from reinvestment of distributions	—	1	—	58	—	—	—	—	—	—
Shares redeemed	(1,500,000)	(450,000)	(439,250,000)	(521,950,000)	(5,900,000)	(5,000,000)	(850,000)	—	(350,000)	(400,000)

Net increase (decrease)	1,100,000	2,350,001	(9,100,000)	(17,399,942)	(450,000)	(550,000)	200,000	300,000	1,050,000	1,550,000

(1) Including undistributed (distribution in excess of) net investment income	$136,123	$—	$—	$448,885	$—	$39,742	$—	$—	$(25,447)	$226,135

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Dow Jones Total Market ETF					SPDR Dow Jones Large Cap ETF							SPDR S&P 500 Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11		6/30/10	6/30/09	6/30/08		6/30/07	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07

Net asset value, beginning of period	$76.77	$67.33	$93.41	$108.50	$91.82	$48.17		$42.69	$59.55	$68.91		$58.17	$45.21	$39.70	$54.02	$57.36	$49.05

Income (loss) from investment operations:
Net investment income (loss)	1.59 (1)	1.41 (1)	1.66 (1)	1.74	1.61	1.04	(1)	0.93 (1)	1.09 (1)	1.18		1.11	0.67 (1)	0.39 (1)	0.52 (1)	0.44	0.47
Net realized and unrealized gain (loss) (2)	22.46	9.36	(26.18)	(15.07)	16.69	13.92		5.38	(17.02)	(9.26)		10.74	14.96	5.52	(14.31)	(3.33)	8.32

Total from investment operations	24.05	10.77	(24.52)	(13.33)	18.30	14.96		6.31	(15.93)	(8.08)		11.85	15.63	5.91	(13.79)	(2.89)	8.79

Net equalization credits and charges (1)	(0.01)	(0.03)	0.09	0.03	—	(0.00	)(3)	(0.02)	0.21	(0.00	)(3)	—	0.00 (3)	—	(0.03)	0.01	(0.01)

Distributions to shareholders from:
Net investment income	(1.57)	(1.30)	(1.65)	(1.79)	(1.62)	(1.04)		(0.81)	(1.14)	(1.18)		(1.11)	(0.66)	(0.37)	(0.50)	(0.46)	(0.47)
Net realized gains	—	—	—	—	—	—		—	—	(0.10)		—	—	—	—	—	—
Return of capital	—	—	—	—	—	—		—	—	—		—	—	(0.03)	—	—	—

Total distributions	(1.57)	(1.30)	(1.65)	(1.79)	(1.62)	(1.04)		(0.81)	(1.14)	(1.28)		(1.11)	(0.66)	(0.40)	(0.50)	(0.46)	(0.47)

Net asset value, end of period	$99.24	$76.77	$67.33	$93.41	$108.50	$62.09		$48.17	$42.69	$59.55		$68.91	$60.18	$45.21	$39.70	$54.02	$57.36

Total return (4)	31.45%	15.87%	(26.18)%	(12.36)%	20.06%	31.17%		14.67%	(26.44)%	(11.84)%		20.50%	34.65%	14.83%	(25.58)%	(5.04)%	17.96%
Net assets, end of period (in 000’s)	$193,526	$157,382	$158,238	$126,113	$130,218	$37,253		$33,720	$38,419	$8,933		$10,337	$192,586	$167,284	$154,817	$289,015	$223,708
Ratio of expenses to average net assets	0.22%	0.20%	0.21%	0.20%	0.20%	0.22%		0.20%	0.23%	0.20%		0.20%	0.22%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	1.73%	1.76%	2.42%	1.74%	1.62%	1.80%		1.84%	2.63%	1.80%		1.69%	1.22%	0.83%	1.27%	0.81%	0.92%
Portfolio turnover rate (5)	2%	2%	10%	1%	2%	5%		5%	10%	7%		4%	46%	15%	32%	14%	15%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P 500 Value ETF					SPDR Dow Jones Mid Cap ETF					SPDR S&P 400 Mid Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09	6/30/08		6/30/07

Net asset value, beginning of period	$54.02	$48.38	$69.18	$87.77	$73.15	$46.60	$36.78	$52.05	$62.63	$53.16	$57.07	$45.20	$62.82	$68.88		$58.22

Income (loss) from investment operations:
Net investment income (loss)	1.51 (1)	1.51 (1)	1.93 (1)	2.37	1.99	0.76 (1)	0.69 (1)	0.74 (1)	0.65	0.78	0.36 (1)	0.30 (1)	0.33 (1)	0.28		0.51
Net realized and unrealized gain (loss) (2)	13.19	5.54	(20.78)	(18.59)	14.61	17.65	9.67	(15.32)	(7.80)	10.28	25.31	11.84	(17.64)	(5.01)		12.17

Total from investment operations	14.70	7.05	(18.85)	(16.22)	16.60	18.41	10.36	(14.58)	(7.15)	11.06	25.67	12.14	(17.31)	(4.73)		12.68

Net equalization credits and charges (1)	0.11	(0.03)	0.07	(0.09)	0.02	0.01	0.04	0.06	(0.01)	—	(0.01)	0.01	0.01	(0.00	)(3)	—

Distributions to shareholders from:
Net investment income	(1.51)	(1.38)	(2.02)	(2.28)	(2.00)	(0.76)	(0.58)	(0.75)	(0.72)	(0.80)	(0.35)	(0.28)	(0.32)	(0.29)		(0.52)
Net realized gains	—	—	—	—	—	—	—	—	(2.70)	(0.79)	—	—	—	(1.04)		(1.50)

Total distributions	(1.51)	(1.38)	(2.02)	(2.28)	(2.00)	(0.76)	(0.58)	(0.75)	(3.42)	(1.59)	(0.35)	(0.28)	(0.32)	(1.33)		(2.02)

Net asset value, end of period	$67.32	$54.02	$48.38	$69.18	$87.77	$64.26	$46.60	$36.78	$52.05	$62.63	$82.38	$57.07	$45.20	$62.82		$68.88

Total return (4)	27.58%	14.39%	(27.33)%	(18.85)%	22.90%	39.67%	28.26%	(27.89)%	(11.53)%	21.11%	45.01%	26.86%	(27.51)%	(6.85)%		22.22%
Net assets, end of period (in 000’s)	$171,718	$99,985	$99,221	$93,428	$149,247	$80,329	$53,585	$31,260	$20,820	$25,054	$74,140	$59,923	$42,939	$43,977		$24,106
Ratio of expenses to average net assets	0.22%	0.20%	0.21%	0.20%	0.20%	0.27%	0.26%	0.30%	0.25%	0.25%	0.28%	0.26%	0.28%	0.25%		0.25%
Ratio of net investment income (loss) to average net assets	2.36%	2.66%	3.73%	2.80%	2.44%	1.31%	1.47%	2.02%	1.17%	1.41%	0.50%	0.52%	0.75%	0.45%		0.83%
Portfolio turnover rate (5)	41%	15%	36%	13%	13%	23%	31%	58%	45%	40%	88%	45%	74%	59%		55%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P 400 Mid Cap Value ETF					SPDR S&P 600 Small Cap ETF					SPDR S&P 600 Small Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11		6/30/10		6/30/09	6/30/08		6/30/07

Net asset value, beginning of period	$44.81	$35.29	$50.34	$63.10	$54.63	$51.57	$41.18	$55.27	$66.57	$58.03	$82.62		$67.19		$90.65	$104.00		$87.11

Income (loss) from investment operations:
Net investment income (loss)	1.05 (1)	1.17 (1)	1.30 (1)	1.28	1.28	0.70 (1)	0.67 (1)	0.86 (1)	0.69	0.89	0.61	(1)	0.26	(1)	0.56 (1)	0.42		0.20
Net realized and unrealized gain (loss) (2)	12.42	9.32	(14.89)	(12.58)	9.32	19.03	10.28	(14.20)	(11.19)	9.78	38.10		15.35		(23.51)	(11.83)		16.88

Total from investment operations	13.47	10.49	(13.59)	(11.30)	10.60	19.73	10.95	(13.34)	(10.50)	10.67	38.71		15.61		(22.95)	(11.41)		17.08

Net equalization credits and charges (1)	(0.03)	0.08	(0.09)	(0.10)	(0.01)	(0.01)	0.01	0.06	0.04	—	(0.00	)(3)	(0.00	)(3)	0.04	(0.00	)(3)	—

Distributions to shareholders from:
Net investment income	(1.07)	(0.85)	(1.37)	(1.36)	(1.29)	(0.71)	(0.57)	(0.81)	(0.84)	(0.99)	(0.57)		(0.18)		(0.55)	(0.45)		(0.19)
Net realized gains	—	—	—	—	(0.83)	(0.04)	—	—	—	(1.14)	—		—		—	(1.49)		—
Return of capital	—	(0.20)	—	—	—	—	—	—	—	—	—		—		—	—		—

Total distributions	(1.07)	(1.05)	(1.37)	(1.36)	(2.12)	(0.75)	(0.57)	(0.81)	(0.84)	(2.13)	(0.57)		(0.18)		(0.55)	(1.94)		(0.19)

Voluntary contribution from Adviser	—	—	—	—	—	—	—	—	—	—	0.16		—		—	—		—

Net asset value, end of period	$57.18	$44.81	$35.29	$50.34	$63.10	$70.54	$51.57	$41.18	$55.27	$66.57	$120.92		$82.62		$67.19	$90.65		$104.00

Total return (5)	30.15%	29.92%	(27.27)%	(18.18)%	19.68%	38.37%	26.57%	(23.98)%	(15.76)%	18.70%	47.08	%(4)	23.22%		(25.21)%	(11.01)%		19.63%
Net assets, end of period (in 000’s)	$22,871	$20,164	$8,823	$10,068	$18,929	$77,593	$51,570	$22,651	$13,817	$9,985	$187,432		$123,946		$94,077	$86,129		$88,408
Ratio of expenses to average net assets	0.28%	0.26%	0.34%	0.25%	0.25%	0.24%	0.26%	0.32%	0.25%	0.25%	0.27%		0.25%		0.26%	0.25%		0.25%
Ratio of net investment income (loss) to average net assets	2.00%	2.56%	3.52%	2.18%	2.10%	1.11%	1.27%	2.16%	1.34%	1.18%	0.58%		0.31%		0.88%	0.46%		0.22%
Portfolio turnover rate (6)	82%	50%	73%	51%	45%	82%	20%	28%	24%	16%	102%		34%		42%	38%		25%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/11, the total return would have been 46.88%.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P 600 Small Cap Value ETF					SPDR Global Dow ETF					SPDR Dow Jones REIT ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07

Net asset value, beginning of period	$55.88	$43.64	$57.92	$75.01	$65.35	$48.39	$47.27	$66.79	$79.11	$66.98	$51.05	$34.00	$65.40	$80.93	$75.98

Income (loss) from investment operations:
Net investment income (loss)	1.03 (1)	1.30 (1)	1.52 (1)	1.25	1.62	1.54 (1)	1.33 (1)	1.64 (1)	1.89	1.67	1.47 (1)	1.39 (1)	1.91 (1)	2.43	2.57
Net realized and unrealized gain (loss) (2)	15.55	11.96	(14.33)	(16.50)	9.76	10.91	1.21	(19.47)	(12.28)	12.11	15.98	17.37	(31.15)	(14.86)	6.27

Total from investment operations	16.58	13.26	(12.81)	(15.25)	11.38	12.45	2.54	(17.83)	(10.39)	13.78	17.45	18.76	(29.24)	(12.43)	8.84

Net equalization credits and charges (1)	(0.07)	0.06	(0.02)	0.01	0.02	0.07	0.01	(0.09)	0.03	—	0.02	0.01	0.11	0.16	(0.02)

Distributions to shareholders from:
Net investment income	(1.10)	(1.08)	(1.28)	(1.56)	(1.73)	(1.41)	(1.43)	(1.60)	(1.96)	(1.65)	(1.93)	(1.72)	(2.27)	(3.26)	(3.33)
Net realized gains	—	—	(0.17)	(0.29)	(0.01)	—	—	—	—	—	—	—	—	—	(0.54)

Total distributions	(1.10)	(1.08)	(1.45)	(1.85)	(1.74)	(1.41)	(1.43)	(1.60)	(1.96)	(1.65)	(1.93)	(1.72)	(2.27)	(3.26)	(3.87)

Net asset value, end of period	$71.29	$55.88	$43.64	$57.92	$75.01	$59.50	$48.39	$47.27	$66.79	$79.11	$66.59	$51.05	$34.00	$65.40	$80.93

Total return (3)	29.68%	30.49%	(22.20)%	(20.46)%	17.64%	25.99%	5.10%	(26.89)%	(13.28)%	20.72%	34.55%	55.42%	(44.96)%	(15.41)%	11.43%
Net assets, end of period (in 000’s)	$124,849	$142,564	$69,885	$89,856	$120,090	$148,786	$79,871	$70,923	$163,654	$170,108	$1,557,086	$1,137,458	$908,890	$1,289,796	$1,247,893
Ratio of expenses to average net assets	0.27%	0.26%	0.27%	0.25%	0.25%	0.52%	0.50%	0.51%	0.50%	0.51%	0.26%	0.25%	0.25%	(0.25)%	0.25%
Ratio of net investment income (loss) to average net assets	1.56%	2.29%	3.32%	2.12%	2.27%	2.66%	2.45%	3.20%	2.55%	2.33%	2.40%	2.94%	4.58%	2.79%	2.95%
Portfolio turnover rate (4)	88%	35%	38%	28%	23%	108%	6%	10%	15%	9%	10%	10%	15%	14%	16%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(4)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR KBW Bank ETF					SPDR KBW Capital Markets ETF					SPDR KBW Insurance ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07

Net asset value, beginning of period	$22.90	$18.08	$28.58	$55.44	$53.73	$31.10	$33.41	$45.12	$68.80	$56.18	$35.26	$26.52	$40.89	$59.41	$51.22

Income (loss) from investment operations:
Net investment income (loss)	0.23 (1)	0.18 (1)	0.94 (1)	1.60	2.54	0.73 (1)	0.22 (1)	0.52 (1)	0.53 (1)	0.41	0.67 (1)	0.54 (1)	0.67 (1)	1.02 (1)	0.76
Net realized and unrealized gain (loss) (2)	1.08	4.80	(10.67)	(27.35)	1.64	4.36	(2.26)	(11.79)	(23.68)	12.60	6.49	8.67	(14.55)	(18.56)	8.17

Total from investment operations	1.31	4.98	(9.73)	(25.75)	4.18	5.09	(2.04)	(11.27)	(23.15)	13.01	7.16	9.21	(13.88)	(17.54)	8.93

Net equalization credits and charges (1)	(0.01)	—	0.03	0.66	0.30	(0.07)	(0.01)	(0.03)	0.10	(0.04)	0.03	(0.02)	0.14	0.12	(0.02)

Distributions to shareholders from:
Net investment income	(0.20)	(0.16)	(0.80)	(1.77)	(2.77)	(0.67)	(0.24)	(0.41)	(0.63)	(0.35)	(0.72)	(0.45)	(0.63)	(1.10)	(0.72)
Return of capital	—	—	—	—	—	—	(0.02)	—	—	—	—	—	—	—	—

Total distributions	(0.20)	(0.16)	(0.80)	(1.77)	(2.77)	(0.67)	(0.26)	(0.41)	(0.63)	(0.35)	(0.72)	(0.45)	(0.63)	(1.10)	(0.72)

Net asset value, end of period	$24.00	$22.90	$18.08	$28.58	$55.44	$35.45	$31.10	$33.41	$45.12	$68.80	$41.73	$35.26	$26.52	$40.89	$59.41

Total return (3)	5.63%	27.55%	(34.54)%	(46.07)%	8.28%	16.04%	(6.28)%	(24.98)%	(33.71)%	23.14%	20.35%	34.65%	(33.69)%	(29.67)%	17.46%
Net assets, end of period (in 000’s)	$1,684,658	$746,684	$821,694	$883,280	$72,068	$69,127	$51,307	$80,188	$117,300	$86,003	$214,897	$163,972	$139,205	$63,374	$59,413
Ratio of expenses to average net assets	0.36%	0.35%	0.35%	0.35%	0.35%	0.38%	0.35%	0.36%	0.35%	0.35%	0.37%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	0.92%	0.79%	4.29%	4.46%	2.93%	2.00%	0.60%	1.65%	0.89%	0.52%	1.62%	1.49%	2.56%	1.99%	1.32%
Portfolio turnover rate (4)	16%	18%	51%	23%	8%	14%	9%	52%	52%	96%	9%	14%	53%	18%	6%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(4)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR KBW Mortgage Finance ETF				SPDR KBW Regional Banking ETF					SPDR Morgan Stanley Technology ETF
			For the
			Period
	Year Ended	Year Ended	4/29/09*-		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	6/30/11	6/30/10	6/30/09		6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09		6/30/08	6/30/07

Net asset value, beginning of period	$39.15	$36.18	$41.19		$23.05	$18.31	$26.56	$45.90	$48.33	$51.32	$44.96	$55.15		$61.90	$49.11

Income (loss) from investment operations:
Net investment income (loss)	0.80 (1)	0.78 (1)	0.15	(1)	0.37 (1)	0.40 (1)	0.94 (1)	1.43	1.84	0.36 (1)	0.23 (1)	0.23	(1)	0.15	0.05
Net realized and unrealized gain (loss) (2)	(0.40)	3.18	(5.02)		2.42	4.66	(8.04)	(18.58)	(2.40)	14.15	6.39	(10.18)		(6.74)	12.80

Total from investment operations	0.40	3.96	(4.87)		2.79	5.06	(7.10)	(17.15)	(0.56)	14.51	6.62	(9.95)		(6.59)	12.85

Net equalization credits and charges (1)	(0.01)	(0.06)	0.04		(0.02)	0.01	0.07	(0.60)	(0.43)	(0.01)	(0.03)	(0.00	)(3)	(0.01)	(0.00	)(3)

Distributions to shareholders from:
Net investment income	(0.92)	(0.73)	(0.18)		(0.37)	(0.33)	(1.22)	(1.59)	(1.44)	(0.39)	(0.23)	(0.24)		(0.15)	(0.05)
Net realized gains	(0.24)	(0.20)	—		—	—	—	—	—	—	—	—		—	—
Return of capital	—	—	—		—	—	—	—	—	—	—	—		—	(0.01)

Total distributions	(1.16)	(0.93)	(0.18)		(0.37)	(0.33)	(1.22)	(1.59)	(1.44)	(0.39)	(0.23)	(0.24)		(0.15)	(0.06)

Net asset value, end of period	$38.38	$39.15	$36.18		$25.45	$23.05	$18.31	$26.56	$45.90	$65.43	$51.32	$44.96		$55.15	$61.90

Total return (4)	0.77%	10.67%	(11.73)%		12.00%	27.70%	(27.94)%	(39.51)%	(2.16)%	28.27%	14.62%	(17.97)%		(10.67)%	26.19%
Net assets, end of period (in 000’s)	$3,838	$3,915	$5,427		$558,689	$703,213	$434,937	$709,284	$128,523	$206,119	$182,188	$197,818		$228,870	$188,811
Ratio of expenses to average net assets	0.36%	0.35%	0.35	%(5)	0.36%	0.35%	0.35%	0.35%	0.36%	0.53%	0.50%	0.50%		0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.95%	1.84%	2.38	%(5)	1.50%	1.72%	3.68%	4.04%	2.16%	0.57%	0.42%	0.56%		0.26%	0.09%
Portfolio turnover rate (6)	35%	27%	5%		13%	23%	51%	35%	39%	10%	17%	19%		24%	22%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

														SPDR S&P
														Health
														Care
	SPDR S&P Dividend ETF					SPDR S&P Biotech ETF								Equipment ETF
														For the
														Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended	1/26/11*-
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11		6/30/10		6/30/09		6/30/08	6/30/07	6/30/11

Net asset value, beginning of period	$45.13	$37.96	$44.30	$62.57	$55.70	$51.82		$50.71		$57.47		$50.93	$45.90	$50.37

Income (loss) from investment operations:
Net investment income (loss)	1.73 (1)	1.71 (1)	1.97 (1)	2.19 (1)	1.75	(0.20	)(1)	(0.12	)(1)	0.44	(1)	0.66	0.18	0.03	(1)
Net realized and unrealized gain (loss) (2)	8.80	6.97	(6.47)	(17.49)	6.87	21.42		1.23		(7.23)		6.59	5.04	4.72

Total from investment operations	10.53	8.68	(4.50)	(15.30)	8.62	21.22		1.11		(6.79)		7.25	5.22	4.75

Net equalization credits and charges (1)	0.14	0.15	0.16	0.02	0.12	(0.01)		0.00	(3)	0.00	(3)	(0.02)	(0.05)	0.00	(3)

Distributions to shareholders from:
Net investment income	(1.74)	(1.57)	(2.00)	(2.19)	(1.87)	—		—		(0.16)		(0.69)	(0.14)	(0.02)
Net realized gains	—	—	—	(0.80)	—	—		—		—		—	—	—
Return of capital	—	(0.09)	—	—	—	—		—		—		—	—	—

Total distributions	(1.74)	(1.66)	(2.00)	(2.99)	(1.87)	—		—		(0.16)		(0.69)	(0.14)	(0.02)

Voluntary contribution from Adviser	—	—	—	—	—	—		—		0.19		—	—	—

Net asset value, end of period	$54.06	$45.13	$37.96	$44.30	$62.57	$73.03		$51.82		$50.71		$57.47	$50.93	$55.10

Total return (5)	23.82%	23.25%	(10.06)%	(25.05)%	15.78%	40.92%		2.20%		(11.46	)%(4)	14.15%	11.26%	9.43%
Net assets, end of period (in 000’s)	$5,982,242	$1,949,711	$658,655	$230,378	$275,319	$642,639		$450,860		$428,508		$264,342	$106,957	$19,284
Ratio of expenses to average net assets	0.36%	0.35%	0.35%	0.35%	0.34%	0.37%		0.35%		0.35%		0.35%	0.35%	0.35	%(6)
Ratio of expenses to average net assets before waivers	—%	—%	—%	—%	0.35%	—%		—%		—%		—%	—%	—%
Ratio of net investment income (loss) to average net assets	3.31%	3.70%	5.10%	3.92%	3.11%	(0.31)%		(0.23)%		0.83%		1.48%	0.51%	0.12	%(6)
Portfolio turnover rate (7)	52%	44%	105%	48%	41%	74%		80%		78%		79%	74%	21%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09, the total return would have been (11.79)%.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Homebuilders ETF					SPDR S&P Metals & Mining ETF					SPDR S&P Oil & Gas Equipment & Services ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10		6/30/09		6/30/08		6/30/07

Net asset value, beginning of period	$14.32	$11.77	$16.53	$30.37	$33.86	$45.67	$37.07	$94.16	$62.63	$50.08	$25.04	$21.76		$50.90		$36.90		$31.07

Income (loss) from investment operations:
Net investment income (loss)	0.13 (1)	0.13 (1)	0.24 (1)	0.36	0.28	0.40 (1)	0.38 (1)	0.55 (1)	0.39	0.39	0.28 (1)	0.16	(1)	0.18	(1)	0.11		0.08
Net realized and unrealized gain (loss) (2)	3.93	2.55	(4.72)	(13.82)	(3.49)	23.76	8.59	(57.11)	31.54	12.55	16.44	3.27		(29.14)		14.11		5.83

Total from investment operations	4.06	2.68	(4.48)	(13.46)	(3.21)	24.16	8.97	(56.56)	31.93	12.94	16.72	3.43		(28.96)		14.22		5.91

Net equalization credits and charges (1)	0.01	(0.01)	0.01	(0.06)	0.01	(0.01)	(0.02)	0.04	—	(0.03)	0.02	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)

Distributions to shareholders from:
Net investment income	(0.34)	(0.12)	(0.29)	(0.32)	(0.29)	(0.42)	(0.35)	(0.57)	(0.40)	(0.36)	(0.30)	(0.15)		(0.18)		(0.12)		(0.08)
Net realized gains	—	—	—	—	—	—	—	—	—	—	—	—		—		(0.10)		—

Total distributions	(0.34)	(0.12)	(0.29)	(0.32)	(0.29)	(0.42)	(0.35)	(0.57)	(0.40)	(0.36)	(0.30)	(0.15)		(0.18)		(0.22)		(0.08)

Net asset value, end of period	$18.05	$14.32	$11.77	$16.53	$30.37	$69.40	$45.67	$37.07	$94.16	$62.63	$41.48	$25.04		$21.76		$50.90		$36.90

Total return (4)	28.59%	22.61%	(27.30)%	(44.63)%	(9.51)%	52.93%	24.08%	(59.95)%	51.22%	25.93%	67.00%	15.71%		(56.87)%		38.61%		19.08%
Net assets, end of period (in 000’s)	$774,381	$700,790	$556,111	$535,553	$331,067	$1,131,189	$698,812	$602,423	$819,193	$203,540	$489,450	$249,145		$199,101		$279,948		$143,927
Ratio of expenses to average net assets	0.37%	0.35%	0.35%	0.35%	0.35%	0.36%	0.35%	0.35%	0.35%	0.35%	0.37%	0.35%		0.35%		0.36%		0.35%
Ratio of net investment income (loss) to average net assets	0.78%	0.84%	1.84%	1.80%	0.64%	0.63%	0.78%	1.43%	0.59%	0.70%	0.77%	0.56%		0.75%		0.28%		0.36%
Portfolio turnover rate (5)	38%	48%	82%	76%	16%	68%	43%	68%	59%	31%	96%	39%		42%		51%		43%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Oil & Gas Exploration & Production ETF						SPDR S&P Pharmaceuticals ETF					SPDR S&P Retail ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07		6/30/11	6/30/10	6/30/09	6/30/08	6/30/07	6/30/11	6/30/10		6/30/09		6/30/08		6/30/07

Net asset value, beginning of period	$39.02	$31.67	$70.10	$45.93	$39.12		$38.66	$30.00	$31.08	$35.57	$31.88	$35.65	$27.70		$29.26		$43.54		$37.61

Income (loss) from investment operations:
Net investment income (loss)	0.48 (1)	0.24 (1)	0.29 (1)	0.13	0.10		0.44 (1)	0.38 (1)	0.45 (1)	0.32 (1)	0.38	0.46 (1)	0.36	(1)	0.40	(1)	0.37		0.11
Net realized and unrealized gain (loss) (2)	19.76	7.38	(38.46)	24.16	6.81		12.40	8.56	(1.07)	(4.51)	3.80	17.69	8.30		(1.70)		(14.39)		5.93

Total from investment operations	20.24	7.62	(38.17)	24.29	6.91		12.84	8.94	(0.62)	(4.19)	4.18	18.15	8.66		(1.30)		(14.02)		6.04

Net equalization credits and charges (1)	(0.01)	(0.04)	0.02	0.02	(0.00	)(3)	0.00 (3)	0.04	0.03	0.03	—	0.14	(0.16)		(0.01)		(0.09)		0.02

Distributions to shareholders from:
Net investment income	(0.48)	(0.23)	(0.28)	(0.14)	(0.10)		(0.41)	(0.32)	(0.44)	(0.33)	(0.38)	(0.46)	(0.55)		(0.43)		(0.31)		(0.13)
Net realized gains	—	—	—	—	—		(0.20)	—	(0.05)	—	(0.11)	—	—		—		—		—

Total distributions	(0.48)	(0.23)	(0.28)	(0.14)	(0.10)		(0.61)	(0.32)	(0.49)	(0.33)	(0.49)	(0.46)	(0.55)		(0.43)		(0.31)		(0.13)

Voluntary contribution from Adviser	—	—	—	—	—		—	—	—	—	—	—	0.00	(3)	0.18		0.14		—

Net asset value, end of period	$58.77	$39.02	$31.67	$70.10	$45.93		$50.89	$38.66	$30.00	$31.08	$35.57	$53.48	$35.65		$27.70		$29.26		$43.54

Total return (5)	51.84%	23.92%	(54.44)%	52.99%	17.68%		33.35%	30.00%	(1.89)%	(11.73)%	13.17%	51.46%	30.67	%(4)	(3.61	)%(4)	(32.11	)%(4)	16.12%
Net assets, end of period (in 000’s)	$593,571	$536,504	$280,282	$311,952	$39,041		$244,298	$143,064	$40,499	$9,328	$8,897	$548,165	$689,757		$1,018,007		$263,380		$134,978
Ratio of expenses to average net assets	0.36%	0.35%	0.35%	0.35%	0.35%		0.36%	0.36%	0.36%	0.35%	0.35%	0.36%	0.35%		0.35%		0.35%		0.35%
Ratio of net investment income (loss) to average net assets	0.92%	0.60%	0.82%	0.28%	0.23%		0.96%	1.00%	1.59%	0.97%	0.95%	1.01%	0.99%		1.61%		1.40%		0.35%
Portfolio turnover rate (6)	87%	33%	45%	44%	48%		50%	47%	80%	50%	23%	69%	26%		69%		50%		71%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/10, the total return would have decreased by less than 0.005%. If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09, the total return would have been (3.62)%. If the Adviser had not made a voluntary contribution during the Year Ended 6/30/08, the total return would have been (32.44)%.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

							SPDR S&P		SPDR S&P
	SPDR S&P Semiconductor ETF						Telecom ETF		Transportation ETF		SPDR Wells Fargo Preferred Stock ETF
							For the		For the			For the
							Period		Period			Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		1/26/11*-		1/26/11*-		Year Ended	9/16/09*-
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07		6/30/11		6/30/11		6/30/11	6/30/10

Net asset value, beginning of period	$41.86	$33.86	$41.62	$53.22	$47.29		$51.00		$50.88		$42.15	$40.00

Income (loss) from investment operations:
Net investment income (loss)	0.21 (1)	0.38 (1)	0.35 (1)	0.24	0.16		0.15	(1)	0.09	(1)	2.98 (1)	2.41	(1)
Net realized and unrealized gain (loss) (2)	14.30	8.01	(7.84)	(11.58)	5.93		0.45		2.18		3.32	0.95

Total from investment operations	14.51	8.39	(7.49)	(11.34)	6.09		0.60		2.27		6.30	3.36

Net equalization credits and charges (1)	(0.02)	(0.02)	0.02	0.01	(0.00	)(3)	0.13		0.03		0.22	0.63

Distributions to shareholders from:
Net investment income	(0.33)	(0.37)	(0.29)	(0.27)	(0.16)		(0.14)		(0.08)		(3.05)	(1.84)
Return of capital	—	—	—	—	—		—		(0.02)		—	—

Total distributions	(0.33)	(0.37)	(0.29)	(0.27)	(0.16)		(0.14)		(0.10)		(3.05)	(1.84)

Net asset value, end of period	$56.02	$41.86	$33.86	$41.62	$53.22		$51.59		$53.08		$45.62	$42.15

Total return (4)	34.66%	24.66%	(17.88)%	(21.30)%	12.89%		1.43%		4.52%		15.64%	10.04%
Net assets, end of period (in 000’s)	$114,841	$104,662	$103,282	$39,538	$106,439		$10,318		$15,923		$118,609	$65,340
Ratio of expenses to average net assets	0.37%	0.35%	0.35%	0.35%	0.35%		0.35	%(5)	0.35	%(5)	0.46%	0.45	%(5)
Ratio of net investment income (loss) to average net assets	0.40%	0.87%	1.12%	0.52%	0.35%		0.67	%(5)	0.41	%(5)	6.57%	7.25	%(5)
Portfolio turnover rate (6)	88%	19%	41%	65%	52%		64%		19%		26%	22%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2011

1.	Organization

SPDR Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end investment management company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2011, the Trust offered fifty-five (55) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a “Fund”, collectively as the “Funds”). The financial statements herein relate to the following thirty-one (31) Funds: SPDR Dow Jones Total Market ETF, SPDR Dow Jones Large Cap ETF, SPDR S&P 500 Growth ETF, SPDR S&P 500 Value ETF, SPDR Dow Jones Mid Cap ETF, SPDR S&P 400 Mid Cap Growth ETF, SPDR S&P 400 Mid Cap Value ETF, SPDR S&P 600 Small Cap ETF, SPDR S&P 600 Small Cap Growth ETF, SPDR S&P 600 Small Cap Value ETF, SPDR Global Dow ETF, SPDR Dow Jones REIT ETF, SPDR KBW Bank ETF, SPDR KBW Capital Markets ETF, SPDR KBW Insurance ETF, SPDR KBW Mortgage Finance ETF, SPDR KBW Regional Banking ETF, SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR S&P Health Care Equipment ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR S&P Telecom ETF, SPDR Transportation ETF and SPDR Wells Fargo Preferred Stock ETF. Each Fund operates as a non-diversified investment company. The other twenty-four (24) Funds are included in a separate Annual Report.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the Fund’s benchmark index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the Fund’s respective benchmark index.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

The value of each Fund’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgements and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds’ investments by industry.

The following table summarizes the inputs used in valuing the Funds’ investments as of June 30, 2011:

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
SPDR Series Trust	Prices	Inputs	Inputs	Total

SPDR Dow Jones Total Market ETF	$207,118,962	$—	$—	$207,118,962
SPDR Dow Jones Large Cap ETF	40,891,213	—	—	40,891,213
SPDR S&P 500 Growth ETF	204,214,924	—	—	204,214,924
SPDR S&P 500 Value ETF	182,645,015	—	—	182,645,015
SPDR Dow Jones Mid Cap ETF	95,176,416	—	—	95,176,416

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
SPDR Series Trust	Prices	Inputs	Inputs	Total

SPDR S&P 400 Mid Cap Growth ETF	$88,180,838	$—	$—	$88,180,838
SPDR S&P 400 Mid Cap Value ETF	29,244,276	—	—	29,244,276
SPDR S&P 600 Small Cap ETF	99,379,351	—	—	99,379,351
SPDR S&P 600 Small Cap Growth ETF	226,869,890	—	—	226,869,890
SPDR S&P 600 Small Cap Value ETF	153,262,525	—	—	153,262,525
SPDR Global Dow ETF	148,199,872	—	—	148,199,872
SPDR Dow Jones REIT ETF	1,748,028,281	—	—	1,748,028,281
SPDR KBW Bank ETF	1,819,530,265	—	—	1,819,530,265
SPDR KBW Capital Markets ETF	74,403,019	—	—	74,403,019
SPDR KBW Insurance ETF	224,449,746	—	—	224,449,746
SPDR KBW Mortgage Finance ETF	4,927,295	—	—	4,927,295
SPDR KBW Regional Banking ETF	705,295,234	—	—	705,295,234
SPDR Morgan Stanley Technology ETF	217,561,554	—	—	217,561,554
SPDR S&P Dividend ETF	6,527,389,228	—	—	6,527,389,228
SPDR S&P Biotech ETF	763,348,826	—	—	763,348,826
SPDR S&P Health Care Equipment ETF	19,282,717	—	—	19,282,717
SPDR S&P Homebuilders ETF	940,373,613	—	—	940,373,613
SPDR S&P Metals & Mining ETF	1,323,220,369	—	—	1,323,220,369
SPDR S&P Oil & Gas Equipment & Services ETF	545,403,186	—	—	545,403,186
SPDR S&P Oil & Gas Exploration & Production ETF	795,844,459	—	—	795,844,459
SPDR S&P Pharmaceuticals ETF	277,681,012	—	—	277,681,012
SPDR S&P Retail ETF	657,574,637	—	—	657,574,637
SPDR S&P Semiconductor ETF	136,519,228	—	—	136,519,228
SPDR S&P Telecom ETF	10,312,803	—	—	10,312,803
SPDR S&P Transportation ETF	15,919,550	—	—	15,919,550
SPDR Wells Fargo Preferred Stock ETF	130,331,856	—	—	130,331,856

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Certain Funds, based on their investments, may incur a tax liability in the states where the investments have business operations. The taxes incurred will increase the total expenses of the Funds and are included in miscellaneous expenses on the Statements of Operations. Trustees’ fees and other expenses which cannot be attributed to a Fund are allocated in such a manner as deemed equitable, taking into consideration the relative net assets of the Funds.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings on the ex-dividend date.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statements of Operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Some foreign markets in which the Funds invest are considered emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market.

Federal Income Tax

The Funds have qualified and intend to continue to qualify for and elect treatment as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes and, where appropriate, deferred foreign taxes.

The Funds have reviewed the tax positions for the open tax years as of June 30, 2011 and have determined that no provision for income tax is required in the Funds’ Financial Statements. The Funds’ federal tax returns for the prior

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognized interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the year ended June 30, 2011, the following Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR Dow Jones Total Market ETF	$10,099,977
SPDR Dow Jones Large Cap ETF	4,095,050
SPDR S&P 500 Growth ETF	3,944,200
SPDR S&P 500 Value ETF	3,263,116
SPDR Dow Jones Mid Cap ETF	2,044,833
SPDR S&P 400 Mid Cap Growth ETF	16,795,391
SPDR S&P 400 Mid Cap Value ETF	3,049,806
SPDR S&P 600 Small Cap ETF	13,785,258
SPDR S&P 600 Small Cap Growth ETF	37,722,868
SPDR S&P 600 Small Cap Value ETF	6,201,221
SPDR Global Dow ETF	1,956,428
SPDR Dow Jones REIT ETF	47,967,146
SPDR KBW Bank ETF	86,209,727
SPDR KBW Capital Markets ETF	(1,500,650)
SPDR KBW Insurance ETF	12,373,808
SPDR KBW Mortgage Finance ETF	78,680
SPDR KBW Regional Banking ETF	(36,069,196)
SPDR Morgan Stanley Technology ETF	3,572,879
SPDR S&P Dividend ETF	132,837,916
SPDR S&P Biotech ETF	70,402,572
SPDR S&P Health Care Equipment ETF	—
SPDR S&P Homebuilders ETF	85,153,191
SPDR S&P Metals & Mining ETF	310,833,198
SPDR S&P Oil & Gas Equipment & Services ETF	63,029,799
SPDR S&P Oil & Gas Exploration & Production ETF	258,215,958
SPDR S&P Pharmaceuticals ETF	16,879,881
SPDR S&P Retail ETF	170,308,109
SPDR S&P Semiconductor ETF	17,962,430

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR S&P Telecom ETF	$737,309
SPDR S&P Transportation ETF	—
SPDR Wells Fargo Preferred Stock ETF	1,388,852

At June 30, 2011, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring June 30:

	2012	2013	2014	2015	2016	2017	2018	2019

SPDR Dow Jones Total Market ETF	$(1,348,494)	$(153,659)	$(4,842,998)	$—	$—	$(1,378,715)	$(4,870,723)	$(1,146,926)
SPDR Dow Jones Large Cap ETF	—	—	—	—	—	(131,432)	(526,163)	(227,965)
SPDR S&P 500 Growth ETF	(2,821,107)	(309,686)	(3,652,975)	—	—	(6,452,641)	(26,035,843)	(4,526,393)
SPDR S&P 500 Value ETF	—	—	—	—	—	(1,227,992)	(16,424,729)	—
SPDR Dow Jones Mid Cap ETF	—	—	—	—	—	—	—	—
SPDR S&P 400 Mid Cap Growth ETF	—	—	—	—	—	(1,189,230)	(3,258,647)	—
SPDR S&P 400 Mid Cap Value ETF	—	—	—	—	—	(278,481)	(1,312,574)	—
SPDR S&P 600 Small Cap ETF	—	—	—	—	—	—	—	—
SPDR S&P 600 Small Cap Growth ETF	—	—	—	—	—	(2,152,440)	(4,620,622)	(597,565)
SPDR S&P 600 Small Cap Value ETF	—	—	—	—	—	—	(4,541,473)	—
SPDR Global Dow ETF	(984,760)	—	—	(282,717)	—	(12,535,918)	(9,895,403)	(1,919,341)
SPDR Dow Jones REIT ETF	—	—	—	—	—	(1,122,565)	(192,486,170)	(41,263,965)
SPDR KBW Bank ETF	—	—	—	—	(435,385)	(118,852,502)	(300,189,040)	(58,102,723)
SPDR KBW Capital Markets ETF	—	—	—	—	(9,042,847)	(23,772,407)	(28,551,883)	(3,599,019)
SPDR KBW Insurance ETF	—	—	—	—	(514,950)	(1,401,569)	(15,750,318)	(2,228,942)
SPDR KBW Mortgage Finance ETF	—	—	—	—	—	—	—	(4,121)
SPDR KBW Regional Banking ETF	—	—	—	—	—	(24,075,194)	(150,464,974)	(69,415,296)
SPDR Morgan Stanley Technology ETF	(19,143,628)	(8,746,932)	(3,784,746)	(2,360,832)	(745,443)	(2,659,957)	(20,984,667)	—
SPDR S&P Dividend ETF	—	—	—	—	—	(15,532,281)	(76,092,855)	(11,266,407)
SPDR S&P Biotech ETF	—	—	—	(2,145,212)	(733,614)	(24,363,945)	(73,086,286)	(31,726,818)
SPDR S&P Homebuilders ETF	—	—	—	(4,745,039)	(8,203,751)	(24,813,335)	(116,404,014)	(6,579,404)
SPDR S&P Metals & Mining ETF	—	—	—	(104,652)	—	(49,841,508)	(215,129,022)	(37,272,818)
SPDR S&P Oil & Gas Equipment & Services ETF	—	—	—	—	—	(1,830,538)	(54,465,863)	(10,490,714)
SPDR S&P Oil & Gas Exploration & Production ETF	—	—	—	—	—	(11,779,459)	(112,377,725)	(24,606,261)
SPDR S&P Pharmaceuticals ETF	—	—	—	—	—	—	—	—
SPDR S&P Retail ETF	—	—	—	—	(1,022,978)	(250,690)	(32,271,270)	(5,453,137)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	2012	2013	2014	2015	2016	2017	2018	2019

SPDR S&P Semiconductor ETF	$—	$—	$—	$(1,832,423)	$—	$(12,113,199)	$(5,691,659)	$(1,965,596)
SPDR Wells Fargo Preferred Stock ETF	—	—	—	—	—	—	(18,976)	(173,528)

At June 30, 2011, SPDR Health Care Equipment ETF, SPDR S&P Telecom ETF and SPDR S&P Transportation ETF had capital loss carryforwards that are short term and will not expire of $0, ($216,067) and ($45,501), respectively.

During the tax year ended June 30, 2011, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

SPDR Dow Jones Total Market ETF	$—	$2,005,163
SPDR S&P 500 Growth ETF	—	4,738,409
SPDR S&P 500 Value ETF	5,119,295	—
SPDR Dow Jones Mid Cap ETF	1,941,032	—
SPDR S&P 400 Mid Cap Growth ETF	1,771,634	—
SPDR S&P 400 Mid Cap Value ETF	1,415,892	—
SPDR S&P 600 Small Cap Value ETF	2,815,595	—
SPDR Global Dow ETF	—	1,493,437
SPDR Morgan Stanley Technology ETF	2,278,714	7,959,316
SPDR Pharmaceuticals ETF	687,927	—

Under current tax laws, capital and foreign currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2010 through June 30, 2011 that are deferred for tax purposes until fiscal 2012:

Deferred Losses

SPDR Dow Jones Total Market ETF	$—
SPDR Dow Jones Large Cap ETF	(24,177)
SPDR S&P 500 Growth ETF	(3,252,694)
SPDR S&P 500 Value ETF	—
SPDR Dow Jones Mid Cap ETF	—
SPDR S&P 400 Mid Cap Growth ETF	(823,407)
SPDR S&P 400 Mid Cap Value ETF	(193,478)
SPDR S&P 600 Small Cap ETF	(1,756,119)
SPDR S&P 600 Small Cap Growth ETF	(10,505,219)
SPDR S&P 600 Small Cap Value ETF	(3,206,738)
SPDR Global Dow ETF	(5,018,872)
SPDR Dow Jones REIT ETF	(37,042,232)
SPDR KBW Bank ETF	(30,316,393)
SPDR KBW Capital Markets ETF	(4,228,785)
SPDR KBW Insurance ETF	(1,760,988)
SPDR KBW Mortgage Finance ETF	(76,835)
SPDR KBW Regional Banking ETF	(32,675,481)
SPDR Morgan Stanley Technology ETF	(395,290)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Deferred Losses

SPDR S&P Dividend ETF	$(22,825,625)
SPDR S&P Biotech ETF	(9,440,986)
SPDR S&P Health Care Equipment ETF	—
SPDR S&P Homebuilders ETF	(22,653,827)
SPDR S&P Metals & Mining ETF	(48,455,225)
SPDR S&P Oil & Gas Equipment & Services ETF	(708,998)
SPDR S&P Oil & Gas Exploration & Production ETF	(29,241,814)
SPDR S&P Pharmaceuticals ETF	(410,471)
SPDR S&P Retail ETF	(20,862,034)
SPDR S&P Semiconductor ETF	(9,993,073)
SPDR S&P Telecom ETF	—
SPDR S&P Transportation ETF	—
SPDR Wells Fargo Preferred Stock ETF	(328,971)

For the year ended June 30, 2011, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended June 30, 2011 was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR Dow Jones Total Market ETF	$3,225,127	$—	$—
SPDR Dow Jones Large Cap ETF	709,147	—	—
SPDR S&P 500 Growth ETF	2,209,405	—	—
SPDR S&P 500 Value ETF	3,972,304	—	—
SPDR Dow Jones Mid Cap ETF	778,349	41,544	—
SPDR S&P 400 Mid Cap Growth ETF	334,614	—	—
SPDR S&P 400 Mid Cap Value ETF	577,286	—	—
SPDR S&P 600 Small Cap ETF	752,546	—	—
SPDR S&P 600 Small Cap Growth ETF	880,548	—	—
SPDR S&P 600 Small Cap Value ETF	2,127,002	—	—
SPDR Global Dow ETF	3,235,910	—	—
SPDR Dow Jones REIT ETF	44,180,325	—	—
SPDR KBW Bank ETF	11,935,556	—	—
SPDR KBW Capital Markets ETF	1,142,134	—	—
SPDR KBW Insurance ETF	3,385,649	—	—
SPDR KBW Mortgage Finance ETF	66,248	12,065	—
SPDR KBW Regional Banking ETF	8,710,201	—	—
SPDR Morgan Stanley Technology ETF	1,257,217	—	—
SPDR S&P Dividend ETF	157,971,210	—	—
SPDR S&P Biotech ETF	—	—	—
SPDR S&P Health Care Equipment ETF	5,721	—	—
SPDR S&P Homebuilders ETF	17,300,102	—	—
SPDR S&P Metals & Mining ETF	6,854,787	—	—
SPDR S&P Oil & Gas Equipment & Services ETF	3,626,611	—	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR S&P Oil & Gas Exploration & Production ETF	$7,573,972	$—	$—
SPDR S&P Pharmaceuticals ETF	1,867,137	917,357	—
SPDR S&P Retail ETF	8,163,249	—	—
SPDR S&P Semiconductor ETF	638,284	—	—
SPDR S&P Telecom ETF	51,678	—	—
SPDR S&P Transportation ETF	22,140	—	5,256
SPDR Wells Fargo Preferred Stock ETF	6,669,746	—	—

The tax character of distributions paid during the year ended June 30, 2010 was as follows:

	Ordinary	Long-Term	Tax Return of
	Income	Capital Gains	Capital

SPDR Dow Jones Total Market ETF	$2,847,842	$—	$—
SPDR Dow Jones Large Cap ETF	686,927	—	—
SPDR S&P 500 Growth ETF	1,419,716	—	106,645
SPDR S&P 500 Value ETF	2,530,451	—	—
SPDR Dow Jones Mid Cap ETF	583,347	—	—
SPDR S&P 400 Mid Cap Growth ETF	336,733	—	—
SPDR S&P 400 Mid Cap Value ETF	343,535	—	90,297
SPDR S&P 600 Small Cap ETF	417,233	—	—
SPDR S&P 600 Small Cap Growth ETF	274,192	—	—
SPDR S&P 600 Small Cap Value ETF	2,166,551	—	—
SPDR Global Dow ETF	2,385,772	—	—
SPDR Dow Jones REIT ETF	39,979,713	—	—
SPDR KBW Bank ETF	5,999,307	—	—
SPDR KBW Capital Markets ETF	531,108	—	38,636
SPDR KBW Insurance ETF	2,248,293	—	—
SPDR KBW Mortgage Finance ETF	103,176	—	—
SPDR KBW Regional Banking ETF	9,108,701	—	—
SPDR Morgan Stanley Technology ETF	863,654	—	—
SPDR S&P Dividend ETF	46,913,443	—	3,991,089
SPDR S&P Biotech ETF	12,144	—	—
SPDR S&P Homebuilders ETF	5,921,047	—	—
SPDR S&P Metals & Mining ETF	5,513,546	—	—
SPDR S&P Oil & Gas Equipment & Services ETF	1,588,747	—	—
SPDR S&P Oil & Gas Exploration & Production ETF	2,159,213	—	—
SPDR S&P Pharmaceuticals ETF	713,293	—	—
SPDR S&P Retail ETF	3,578,313	—	—
SPDR S&P Semiconductor ETF	1,127,385	—	—
SPDR Wells Fargo Preferred Stock ETF	2,103,581	—	—

For the year ended June 30, 2011, there were no significant differences between the book basis and the tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

investments attributable to the tax deferral of losses on wash sales, in-kind transactions, the cumulative return of capital payments from REITs and the deferral of post-October losses and dividends payable.

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation
	Income	Capital Gains	(Depreciation)

SPDR Dow Jones Total Market ETF	$32,631	$—	$22,939,404
SPDR Dow Jones Large Cap ETF	3,497	—	7,307,445
SPDR S&P 500 Growth ETF	61,088	—	28,378,679
SPDR S&P 500 Value ETF	—	—	6,621,127
SPDR Dow Jones Mid Cap ETF	—	—	11,965,441
SPDR S&P 400 Mid Cap Growth ETF	8,557	—	6,104,153
SPDR S&P 400 Mid Cap Value ETF	—	—	1,613,390
SPDR S&P 600 Small Cap ETF	—	—	2,775,938
SPDR S&P 600 Small Cap Growth ETF	46,688	—	11,122,955
SPDR S&P 600 Small Cap Value ETF	—	—	540,929
SPDR Global Dow ETF	—	—	(3,799,567)
SPDR Dow Jones REIT ETF	—	—	67,799,360
SPDR KBW Bank ETF	1,437,032	—	(237,186,913)
SPDR KBW Capital Markets ETF	165,491	—	(21,376,620)
SPDR KBW Insurance ETF	12,669	—	(20,049,152)
SPDR KBW Mortgage Finance ETF	1,002	—	(459,688)
SPDR KBW Regional Banking ETF	951,880	—	(109,006,212)
SPDR Morgan Stanley Technology ETF	—	—	(2,851,006)
SPDR S&P Dividend ETF	—	—	540,034,156
SPDR S&P Biotech ETF	—	—	35,957,286
SPDR S&P Health Care Equipment ETF	71,327	—	872,322
SPDR S&P Homebuilders ETF	—	—	(29,229,985)
SPDR S&P Metals & Mining ETF	486,039	—	(76,853,080)
SPDR S&P Oil & Gas Equipment & Services ETF	—	—	55,579,642
SPDR S&P Oil & Gas Exploration & Production ETF	145,013	—	(64,053,340)
SPDR S&P Pharmaceuticals ETF	136,123	—	32,572,963
SPDR S&P Retail ETF	—	—	(28,760,412)
SPDR S&P Semiconductor ETF	—	—	(3,288,794)
SPDR S&P Telecom ETF	—	—	(146,410)
SPDR S&P Transportation ETF	—	—	578,491
SPDR Wells Fargo Preferred Stock ETF	354,759	—	3,589,208

Distributions

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders quarterly. The Trust declares and distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Effective October 30, 2009, the Trust’s Dividend Reinvestment Service is no longer available. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional shares of the Fund(s) are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Subsequent Events

Management has determined there are no subsequent events or transactions that would have materially impacted the Funds’ financial statements as presented.

3.	Fees and Compensation Paid to Affiliates and Other Related Party Transactions

Advisory Fee

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

	Annual Rate

SPDR Dow Jones Total Market ETF	0.2000%
SPDR Dow Jones Large Cap ETF	0.2000
SPDR S&P 500 Growth ETF	0.2000
SPDR S&P 500 Value ETF	0.2000
SPDR Dow Jones Mid Cap ETF	0.2500
SPDR S&P 400 Mid Cap Growth ETF	0.2500
SPDR S&P 400 Mid Cap Value ETF	0.2500
SPDR S&P 600 Small Cap ETF	0.2000	*
SPDR S&P 600 Small Cap Growth ETF	0.2500
SPDR S&P 600 Small Cap Value ETF	0.2500
SPDR Global Dow ETF	0.5000
SPDR Dow Jones REIT ETF	0.2500
SPDR KBW Bank ETF	0.3500
SPDR KBW Capital Markets ETF	0.3500
SPDR KBW Insurance ETF	0.3500
SPDR KBW Mortgage Finance ETF	0.3500
SPDR KBW Regional Banking ETF	0.3500
SPDR Morgan Stanley Technology ETF	0.5000
SPDR S&P Dividend ETF	0.3500
SPDR S&P Biotech ETF	0.3500
SPDR S&P Health Care Equipment ETF	0.3500
SPDR S&P Homebuilders ETF	0.3500
SPDR S&P Metals & Mining ETF	0.3500
SPDR S&P Oil & Gas Equipment & Services ETF	0.3500
SPDR S&P Oil & Gas Exploration & Production ETF	0.3500
SPDR S&P Pharmaceuticals ETF	0.3500
SPDR S&P Retail ETF	0.3500
SPDR S&P Semiconductor ETF	0.3500

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Annual Rate

SPDR S&P Telecom ETF	0.3500%
SPDR S&P Transportation ETF	0.3500
SPDR Wells Fargo Preferred Stock ETF	0.4500

*	As of December 17, 2010, the Advisory fee was decreased to 0.20%. Prior to December 17, 2010, the Advisory fee was 0.25%.

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

On March 10, 2011 the Adviser made a contribution of $263,622 to the SPDR S&P 600 Small Cap Growth ETF to correct for the impact of a trading error.

State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser. See also Note 4.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as the investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

For the year ended June 30, 2011, State Street earned securities lending agent fees from the following Funds:

Securities Lending
Agent Fees

SPDR Dow Jones Total Market ETF	$7,440
SPDR Dow Jones Large Cap ETF	1,786
SPDR S&P 500 Growth ETF	3,638
SPDR S&P 500 Value ETF	3,173
SPDR Dow Jones Mid Cap ETF	6,732
SPDR S&P 400 Mid Cap Growth ETF	4,718
SPDR S&P 400 Mid Cap Value ETF	3,376
SPDR S&P 600 Small Cap ETF	10,109
SPDR S&P 600 Small Cap Growth ETF	22,451
SPDR S&P 600 Small Cap Value ETF	14,582
SPDR Global Dow ETF	3,188
SPDR Dow Jones REIT ETF	54,185
SPDR KBW Bank ETF	30,140
SPDR KBW Capital Markets ETF	1,938
SPDR KBW Insurance ETF	3,595
SPDR KBW Mortgage Finance ETF	350
SPDR KBW Regional Banking ETF	62,352
SPDR Morgan Stanley Technology ETF	7,580
SPDR S&P Dividend ETF	154,755
SPDR S&P Biotech ETF	45,265
SPDR S&P Health Care Equipment ETF	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Securities Lending
Agent Fees

SPDR S&P Homebuilders ETF	$46,260
SPDR S&P Metals & Mining ETF	48,827
SPDR S&P Oil & Gas Equipment & Services ETF	23,443
SPDR S&P Oil & Gas Exploration & Production ETF	111,595
SPDR S&P Pharmaceuticals ETF	54,301
SPDR S&P Retail ETF	120,954
SPDR S&P Semiconductor ETF	12,263
SPDR S&P Telecom ETF	—
SPDR S&P Transportation ETF	—
SPDR Wells Fargo Preferred Stock ETF	11,607

Distributor

State Street Global Markets, LLC (the “Distributor”), an affiliate of the Adviser, serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund, with the exception of SPDR Dow Jones Total Market ETF, is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board of Trustees has determined that no such payments will be made through at least October 31, 2011 and therefore no such payments have been made.

The Distributor has established an assisted trading program to aid Authorized Participants in certain creation and redemption activity for which the Distributor receives commissions from Authorized Participants. In addition, the Distributor receives compensation from State Street associated with on-line creation and redemption activity of Authorized Participants.

Trustees’ Fees

The Trust and SPDR Index Shares Funds (“SIS Trust”) pay, in the aggregate, each Independent Trustee an annual fee of $132,500 plus $7,500 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $37,500 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SST Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Transactions with Affiliates

The Funds listed below have invested in an affiliated company, State Street Corp. Amounts relating to these investments at June 30, 2011 and for the period then ended are:

	Number of						Number of
	Shares Held	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
	at 6/30/10	6/30/10	Cost	Shares	Proceeds	Shares	at 6/30/11	6/30/11	Income	Gain/(Loss)

SPDR Dow Jones Total Market ETF	6,860	$232,005	$33,574	882	$43,704	1,029	6,713	$302,689	$2,565	$5,352
SPDR Dow Jones Large Cap ETF	1,691	57,190	9,820	238	20,786	476	1,453	65,516	621	3,254
SPDR S&P 500 Growth ETF	17,609	595,536	11,661	300	798,949	17,909	—	—	163	(162,480)
SPDR S&P 500 Value ETF	—	—	686,570	15,100	13,798	290	14,810	667,783	5,482	612

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	Number of						Number of
	Shares Held	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
	at 6/30/10	6/30/10	Cost	Shares	Proceeds	Shares	at 6/30/11	6/30/11	Income	Gain/(Loss)

SPDR KBW Bank ETF	443,580	$15,001,875	$139,116,303	3,140,817	$113,366,401	2,584,379	1,000,018	$45,090,812	$382,844	$(243,556)
SPDR KBW Capital Markets ETF	106,332	3,596,148	10,020,432	227,899	9,219,799	213,985	120,246	5,421,892	45,553	585,736

The Fund listed below has affiliated investments as a result of owning 5% or more of their outstanding voting securities. Amounts relating to these investments at June 30, 2011 and for the period then ended are:

	Number of						Number of
	Shares Held	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
SPDR S&P Dividend ETF	at 6/30/10	6/30/10	Cost	Shares	Proceeds	Shares	at 6/30/11	6/30/11	Income	Gain/(Loss)

Universal Corp	1,299,466	$51,562,811	$88,546,361	2,177,916	$83,222,027	2,235,116	1,242,266	$46,796,160	$2,722,651	$(14,763,195)

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund-Institutional Class (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”) The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Funds from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser. Navigator is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act.

Amounts related to investments in Liquid Reserves Fund and/or Prime Portfolio at June 30, 2011 and for the period then ended are:

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain/(Loss)

SPDR Dow Jones Total Market ETF	$541,450	$6,965,445	6,965,445	$7,261,746	7,261,746	$245,149	$1,391	$—
SPDR Dow Jones Large Cap ETF	74,544	1,299,433	1,299,433	1,335,459	1,335,459	38,518	161	—
SPDR S&P 500 Growth ETF	100	5,740,648	5,740,648	5,366,931	5,366,931	373,817	1,220	—
SPDR S&P 500 Value ETF	43,072	7,072,080	7,072,080	6,848,352	6,848,352	266,800	815	—
SPDR Dow Jones Mid Cap ETF	12,439	3,622,375	3,622,375	3,509,003	3,509,003	125,811	338	—
SPDR S&P 400 Mid Cap Growth ETF	253,449	5,486,824	5,486,824	5,670,668	5,670,668	69,605	315	—
SPDR S&P 400 Mid Cap Value ETF	37,720	1,959,239	1,959,239	1,962,929	1,962,929	34,030	168	—
SPDR S&P 600 Small Cap ETF	26,567	4,681,903	4,681,903	4,536,589	4,536,589	171,881	346	—
SPDR S&P 600 Small Cap Growth ETF	177,386	12,186,059	12,186,059	11,663,795	11,663,795	699,650	894	—
SPDR S&P 600 Small Cap Value ETF	96,833	6,816,970	6,816,970	6,688,597	6,688,597	225,206	434	—
SPDR Global Dow ETF	100	20,437,231	20,437,231	20,431,904	20,431,904	5,427	665	—
SPDR Dow Jones REIT ETF	1,815,488	88,539,729	88,539,729	87,877,305	87,877,305	2,477,912	3,521	—
SPDR KBW Bank ETF	684,735	27,175,938	27,175,938	26,750,764	26,750,764	1,109,909	3,529	—
SPDR KBW Capital Markets ETF	74,340	2,489,908	2,489,908	2,486,972	2,486,972	77,276	272	—
SPDR KBW Insurance ETF	136,368	6,660,407	6,660,407	6,627,961	6,627,961	168,814	467	—
SPDR KBW Mortgage Finance ETF	6,754	150,117	150,117	143,941	143,941	12,930	12	—
SPDR KBW Regional Banking ETF	964,165	18,668,119	18,668,119	19,242,068	19,242,068	390,216	1,723	—
SPDR Morgan Stanley Technology ETF	372,470	2,479,780	2,479,780	2,597,826	2,597,826	254,424	651	—
SPDR S&P Dividend ETF	5,087,806	272,226,171	272,226,171	270,364,517	270,364,517	6,949,460	24,753	—
SPDR S&P Biotech ETF	269,146	21,968,967	21,968,967	21,797,236	21,797,236	440,877	801	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain/(Loss)

SPDR S&P Health Care Equipment ETF	$—	$75,866	75,866	$47,862	47,862	$28,004	$3	$—
SPDR S&P Homebuilders ETF	396,379	30,057,271	30,057,271	29,878,728	29,878,728	574,922	2,999	—
SPDR S&P Metals & Mining ETF	1,597,914	16,400,226	16,400,226	16,510,096	16,510,096	1,488,044	3,746	—
SPDR S&P Oil & Gas Equipment & Services ETF	240,252	9,726,553	9,726,553	9,527,874	9,527,874	438,931	935	—
SPDR S&P Oil & Gas Exploration & Production ETF	348,701	37,746,724	37,746,724	37,384,246	37,384,246	711,179	2,306	—
SPDR S&P Pharmaceuticals ETF	16,857	8,905,198	8,905,198	8,761,819	8,761,819	160,236	604	—
SPDR S&P Retail ETF	913,959	29,718,920	29,718,920	30,080,176	30,080,176	552,703	1,787	—
SPDR S&P Semiconductor ETF	119,723	4,694,477	4,694,477	4,568,328	4,568,328	245,872	387	—
SPDR S&P Telecom ETF	—	127,977	127,977	106,503	106,503	21,474	12	—
SPDR S&P Transportation ETF	—	59,888	59,888	42,438	42,438	17,450	3	—
SPDR Wells Fargo Preferred Stock ETF	210,792	15,491,491	15,491,491	15,354,299	15,354,299	347,984	774	—

	Value at	Purchased		Sold		Value at		Realized
Prime Portfolio	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain/(Loss)

SPDR Dow Jones Total Market ETF	$9,918,748	$47,631,007	47,631,007	$43,744,954	43,744,954	$13,804,801	$41,879	$—
SPDR Dow Jones Large Cap ETF	5,945,846	31,962,209	31,962,209	34,214,033	34,214,033	3,694,022	10,200	—
SPDR S&P 500 Growth ETF	7,399,558	57,940,734	57,940,734	53,497,118	53,497,118	11,843,174	20,095	—
SPDR S&P 500 Value ETF	2,713,149	82,307,073	82,307,073	73,848,485	73,848,485	11,171,737	17,818	—
SPDR Dow Jones Mid Cap ETF	15,395,297	35,384,032	35,384,032	35,996,214	35,996,214	14,783,115	38,283	—
SPDR S&P 400 Mid Cap Growth ETF	17,208,494	48,311,833	48,311,833	51,545,389	51,545,389	13,974,938	26,645	—
SPDR S&P 400 Mid Cap Value ETF	5,322,474	33,574,582	33,574,582	32,514,782	32,514,782	6,382,274	19,176	—
SPDR S&P 600 Small Cap ETF	14,231,812	48,742,200	48,742,200	41,154,306	41,154,306	21,819,706	59,176	—
SPDR S&P 600 Small Cap Growth ETF	28,390,690	122,653,756	122,653,756	111,681,276	111,681,276	39,363,170	127,347	—
SPDR S&P 600 Small Cap Value ETF	29,593,867	87,042,991	87,042,991	88,120,853	88,120,853	28,516,005	83,512	—
SPDR Global Dow ETF	2,962,407	88,068,921	88,068,921	91,031,328	91,031,328	—	18,068	—
SPDR Dow Jones REIT ETF	132,239,179	798,266,655	798,266,655	739,126,934	739,126,934	191,378,900	301,765	—
SPDR KBW Bank ETF	46,080,711	851,749,282	851,749,282	761,721,917	761,721,917	136,108,076	166,161	—
SPDR KBW Capital Markets ETF	7,980,811	60,929,924	60,929,924	63,580,327	63,580,327	5,330,408	10,977	—
SPDR KBW Insurance ETF	4,237,598	157,812,756	157,812,756	152,270,135	152,270,135	9,780,219	20,368	—
SPDR KBW Mortgage Finance ETF	1,031,758	4,279,816	4,279,816	4,222,269	4,222,269	1,089,305	1,981	—
SPDR KBW Regional Banking ETF	161,564,684	519,738,262	519,738,262	533,797,609	533,797,609	147,505,337	353,302	—
SPDR Morgan Stanley Technology ETF	10,341,311	193,498,372	193,498,372	192,380,693	192,380,693	11,458,990	42,399	—
SPDR S&P Dividend ETF	275,284,148	3,236,894,839	3,236,894,839	2,956,608,983	2,956,608,983	555,570,004	876,779	—
SPDR S&P Biotech ETF	94,435,725	687,651,543	687,651,543	661,533,780	661,533,780	120,553,488	256,491	—
SPDR S&P Homebuilders ETF	112,277,545	883,107,750	883,107,750	829,152,222	829,152,222	166,233,073	262,164	—
SPDR S&P Metals & Mining ETF	75,252,050	1,226,441,392	1,226,441,392	1,109,204,622	1,109,204,622	192,488,820	272,977	—
SPDR S&P Oil & Gas Equipment & Services ETF	27,354,745	475,987,835	475,987,835	447,478,860	447,478,860	55,863,720	132,709	—
SPDR S&P Oil & Gas Exploration & Production ETF	48,293,877	690,879,325	690,879,325	541,756,026	541,756,026	197,417,176	627,878	—
SPDR S&P Pharmaceuticals ETF	30,386,719	190,110,392	190,110,392	186,844,837	186,844,837	33,652,274	307,695	—
SPDR S&P Retail ETF	67,696,465	1,037,964,783	1,037,964,783	995,673,692	995,673,692	109,987,556	682,915	—
SPDR S&P Semiconductor ETF	14,605,362	115,438,850	115,438,850	108,374,711	108,374,711	21,669,501	68,255	—
SPDR Wells Fargo Preferred Stock ETF	9,537,013	139,632,601	139,632,601	137,478,317	137,478,317	11,691,297	65,869	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

4.	Shareholder Transactions

Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $250 to $4,500 are charged to Authorized Participants for transactions on a given day regardless of the number of Creation Units that are created or redeemed on the same day. An additional fee, including a variable fee, may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and used to defray related expenses. The Custodian also receives amounts earned on cash collateral provided by Authorized Participants pending delivery of missing deposit securities.

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at June 30, 2011 was as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR Dow Jones Total Market ETF	$184,179,558	$41,906,426	$18,967,022	$22,939,404
SPDR Dow Jones Large Cap ETF	33,583,768	8,241,028	933,583	7,307,445
SPDR S&P 500 Growth ETF	175,836,245	34,582,055	6,203,376	28,378,679
SPDR S&P 500 Value ETF	176,023,888	20,552,002	13,930,875	6,621,127
SPDR Dow Jones Mid Cap ETF	83,210,975	14,027,539	2,062,098	11,965,441
SPDR S&P 400 Mid Cap Growth ETF	82,076,685	8,893,956	2,789,803	6,104,153
SPDR S&P 400 Mid Cap Value ETF	27,630,886	2,411,069	797,679	1,613,390
SPDR S&P 600 Small Cap ETF	96,603,413	6,827,912	4,051,974	2,775,938
SPDR S&P 600 Small Cap Growth ETF	215,746,935	19,631,508	8,508,553	11,122,955
SPDR S&P 600 Small Cap Value ETF	152,721,596	9,955,644	9,414,715	540,929
SPDR Global Dow ETF	152,010,596	5,623,336	9,434,060	(3,810,724)
SPDR Dow Jones REIT ETF	1,680,228,921	171,684,804	103,885,444	67,799,360
SPDR KBW Bank ETF	2,056,717,178	3,911,708	241,098,621	(237,186,913)
SPDR KBW Capital Markets ETF	95,779,639	238,124	21,614,744	(21,376,620)
SPDR KBW Insurance ETF	244,498,898	315,005	20,364,157	(20,049,152)
SPDR KBW Mortgage Finance ETF	5,386,983	128,664	588,352	(459,688)
SPDR KBW Regional Banking ETF	814,301,446	1,780,022	110,786,234	(109,006,212)
SPDR Morgan Stanley Technology ETF	220,412,560	28,080,024	30,931,030	(2,851,006)
SPDR S&P Dividend ETF	5,987,355,072	563,462,253	23,428,097	540,034,156
SPDR S&P Biotech ETF	727,391,540	74,218,802	38,261,516	35,957,286
SPDR S&P Health Care Equipment ETF	18,410,395	1,059,755	187,433	872,322
SPDR S&P Homebuilders ETF	969,603,598	39,245,145	68,475,130	(29,229,985)
SPDR S&P Metals & Mining ETF	1,400,073,449	14,755,160	91,608,240	(76,853,080)
SPDR S&P Oil & Gas Equipment & Services ETF	489,823,544	65,458,703	9,879,061	55,579,642
SPDR S&P Oil & Gas Exploration & Production ETF	859,897,799	7,309,304	71,362,644	(64,053,340)
SPDR S&P Pharmaceuticals ETF	245,108,049	38,111,613	5,538,650	32,572,963
SPDR S&P Retail ETF	686,335,049	4,314,342	33,074,754	(28,760,412)
SPDR S&P Semiconductor ETF	139,808,022	5,147,342	8,436,136	(3,288,794)
SPDR S&P Telecom ETF	10,459,213	628,601	775,011	(146,410)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR S&P Transportation ETF	$15,341,059	$954,652	$376,161	$578,491
SPDR Wells Fargo Preferred Stock ETF	126,742,648	3,788,910	199,702	3,589,208

6.	Investment Transactions

For the year ended June 30, 2011, the following Funds had in-kind contributions, in-kind redemptions and in-kind net realized gain/loss as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR Dow Jones Total Market ETF	$16,521,460	$27,164,680	$10,170,548
SPDR Dow Jones Large Cap ETF	5,625,574	11,925,792	4,174,098
SPDR S&P 500 Growth ETF	—	26,129,487	4,011,954
SPDR S&P 500 Value ETF	53,258,636	15,337,344	3,332,019
SPDR Dow Jones Mid Cap ETF	18,787,748	9,781,647	2,062,980
SPDR S&P 400 Mid Cap Growth ETF	73,798,858	84,572,241	17,111,246
SPDR S&P 400 Mid Cap Value ETF	14,117,449	18,695,864	3,057,165
SPDR S&P 600 Small Cap ETF	75,418,365	67,479,384	13,811,283
SPDR S&P 600 Small Cap Growth ETF	188,739,419	182,789,434	38,034,683
SPDR S&P 600 Small Cap Value ETF	—	48,949,870	6,552,096
SPDR Global Dow ETF	60,490,844	12,018,818	2,158,673
SPDR Dow Jones REIT ETF	261,357,540	190,472,964	52,800,162
SPDR KBW Bank ETF	5,410,757,844	4,505,030,973	98,617,472
SPDR KBW Capital Markets ETF	130,642,617	117,977,711	(1,349,767)
SPDR KBW Insurance ETF	617,563,850	592,679,975	12,493,535
SPDR KBW Mortgage Finance ETF	2,156,434	2,089,626	82,250
SPDR KBW Regional Banking ETF	2,462,299,657	2,653,840,001	(32,199,534)
SPDR Morgan Stanley Technology ETF	9,545,406	32,674,857	4,053,186
SPDR S&P Dividend ETF	4,040,144,578	635,381,777	135,948,929
SPDR S&P Biotech ETF	508,087,961	478,195,514	73,317,824
SPDR S&P Health Care Equipment ETF	18,340,316	—	—
SPDR S&P Homebuilders ETF	1,551,804,615	1,632,890,498	79,696,645
SPDR S&P Metals & Mining ETF	4,581,124,875	4,521,099,178	311,238,450
SPDR S&P Oil & Gas Equipment & Services ETF	400,106,293	326,590,407	63,955,126
SPDR S&P Oil & Gas Exploration & Production ETF	5,420,345,754	5,621,767,701	260,902,252
SPDR S&P Pharmaceuticals ETF	110,037,554	60,703,849	17,166,438
SPDR S&P Retail ETF	12,548,460,854	12,887,419,634	170,834,628
SPDR S&P Semiconductor ETF	296,157,731	305,002,866	17,830,447
SPDR S&P Telecom ETF	52,891,730	42,923,746	741,712
SPDR S&P Transportation ETF	15,395,622	—	—
SPDR Wells Fargo Preferred Stock ETF	63,674,540	15,721,133	444,210

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes. The table represents the accumulation of a Fund’s daily net shareholder transactions while the Statements of Changes reflects gross shareholder transactions including any cash component of the transaction.

For the year ended June 30, 2011, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

SPDR Dow Jones Total Market ETF	$4,613,998	$3,813,726
SPDR Dow Jones Large Cap ETF	1,857,914	1,831,829
SPDR S&P 500 Growth ETF	86,061,038	86,108,930
SPDR S&P 500 Value ETF	64,746,528	65,243,142
SPDR Dow Jones Mid Cap ETF	14,617,767	14,328,571
SPDR S&P 400 Mid Cap Growth ETF	62,439,838	61,781,323
SPDR S&P 400 Mid Cap Value ETF	22,859,509	22,805,482
SPDR S&P 600 Small Cap ETF	53,846,057	53,460,715
SPDR S&P 600 Small Cap Growth ETF	166,833,350	164,639,333
SPDR S&P 600 Small Cap Value ETF	117,926,964	117,270,919
SPDR Global Dow ETF	127,634,614	127,440,388
SPDR Dow Jones REIT ETF	139,688,585	137,212,634
SPDR KBW Bank ETF	220,141,786	219,743,789
SPDR KBW Capital Markets ETF	9,013,522	8,978,922
SPDR KBW Insurance ETF	17,931,102	18,229,962
SPDR KBW Mortgage Finance ETF	1,030,306	1,055,556
SPDR KBW Regional Banking ETF	86,113,208	84,232,149
SPDR Morgan Stanley Technology ETF	21,642,002	21,529,432
SPDR S&P Dividend ETF	2,316,776,259	2,325,796,452
SPDR S&P Biotech ETF	380,730,956	394,795,418
SPDR S&P Health Care Equipment ETF	2,620,290	2,649,060
SPDR S&P Homebuilders ETF	297,523,627	298,580,073
SPDR S&P Metals & Mining ETF	713,141,709	718,810,970
SPDR S&P Oil & Gas Equipment & Services ETF	414,003,546	414,451,237
SPDR S&P Oil & Gas Exploration & Production ETF	713,926,173	715,200,009
SPDR S&P Pharmaceuticals ETF	104,474,262	105,538,010
SPDR S&P Retail ETF	437,234,942	439,657,668
SPDR S&P Semiconductor ETF	99,912,423	100,038,102
SPDR S&P Telecom ETF	6,220,933	6,272,420
SPDR S&P Transportation ETF	2,309,527	2,336,039
SPDR Wells Fargo Preferred Stock ETF	24,281,682	24,801,658

For the year ended June 30, 2011, the Trust did not pay any commissions to an affiliate of the Adviser for investment transactions.

7.	Concentration of Risk

A Fund’s assets may be concentrated in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of a particular industry, group of industries or sector, and its shares may be

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

subject to increased price volatility. In addition, if a Fund concentrates in a single industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

8.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2011 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

SPDR SERIES TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2011

To the Shareholders and Board of Trustees of
SPDR® Series Trust

We have audited the accompanying statements of assets and liabilities of SPDR Dow Jones Total Market ETF, SPDR Dow Jones Large Cap ETF, SPDR S&P® 500 Growth ETF (formerly, “SPDR Dow Jones Large Cap Growth ETF”), SPDR S&P 500 Value ETF (formerly, “SPDR Dow Jones Large Cap Value ETF”), SPDR Dow Jones Mid Cap ETF, SPDR S&P 400 Mid Cap Growth ETF (formerly, “SPDR Dow Jones Mid Cap Growth ETF”), SPDR S&P 400 Mid Cap Value ETF (formerly, “SPDR Dow Jones Mid Cap Value ETF”), SPDR S&P 600 Small Cap ETF (formerly, “SPDR Dow Jones Small Cap ETF”), SPDR S&P 600 Small Cap Growth (formerly, “SPDR Dow Jones Small Cap Growth ETF”), SPDR S&P 600 Small Cap Value ETF (formerly, “SPDR Dow Jones Small Cap Value ETF”), SPDR Global Dow ETF (formerly, “SPDR DJ Global Titans ETF”), SPDR Dow Jones REIT ETF, SPDR KBW Bank ETF, SPDR KBW Capital Markets ETF, SPDR KBW Insurance ETF, SPDR KBW Mortgage Finance(SM) ETF, SPDR KBW Regional Banking(SM) ETF, SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR Wells Fargo Preferred Stock ETF, SPDR S&P Health Care Equipment ETF, SPDR S&P Telecom ETF, and SPDR S&P Transportation ETF (collectively, the “Funds”) (thirty-one of the portfolios constituting SPDR® Series Trust), including the schedules of investments or summary schedules of investments, as of June 30, 2011, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SPDR® Series Trust at June 30, 2011, the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 25, 2011

SPDR SERIES TRUST
OTHER INFORMATION
June 30, 2011 (Unaudited)

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV AS OF JUNE 30, 2011

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each Fund, was at a discount or premium to such Fund’s daily net asset value (“NAV”). The market price of each Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the Fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each Fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

SPDR Dow Jones Total Market ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	17	16	11	7	4	6

SPDR Dow Jones Large Cap ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	27	7	3	16	5	2

SPDR S&P 500 Growth ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	12	3	1	4	1	0

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

SPDR S&P 500 Value ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	15	7	6	7	0	0

SPDR Dow Jones Mid Cap ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	7	1	0	7	0	1

SPDR S&P 400 Mid Cap Growth ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	13	7	1	7	6	1

SPDR S&P 400 Mid Cap Value ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	6	3	0	15	2	1

SPDR S&P 600 Small Cap ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	11	5	7	12	5	4

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

SPDR S&P 600 Small Cap Growth ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	17	11	8	11	5	3

SPDR S&P 600 Small Cap Value ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	17	12	12	10	3	1

SPDR Global Dow ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	39	21	18	36	18	4

SPDR Dow Jones REIT ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	28	8	1	10	3	1

SPDR KBW Bank ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	24	9	3	14	4	3

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

SPDR KBW Capital Markets ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	10	10	2	8	1	4

SPDR KBW Insurance ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	17	6	2	10	2	3

SPDR KBW Mortgage Finance ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of trading (4/30/09) through 6/30/11	0	0	0	0	0	1

SPDR KBW Regional Banking ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	23	8	3	14	3	1

SPDR Morgan Stanley Technology ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	9	3	10	9	5	1

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

SPDR S&P Dividend ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	28	15	9	13	2	3

SPDR S&P Biotech ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	11	3	0	11	4	2

SPDR S&P Health Care Equipment ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of trading (1/27/11) through 6/30/11	0	0	0	0	0	0

SPDR S&P Homebuilders ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	30	11	3	26	8	2

SPDR S&P Metals & Mining ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	21	13	3	17	5	2

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

SPDR S&P Oil & Gas Equipment & Services ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	20	8	1	14	7	1

SPDR S&P Oil & Gas Exploration & Production ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	15	5	2	18	5	0

SPDR S&P Pharmaceuticals ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	6	21	5	9	5	0

SPDR S&P Retail ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	18	5	1	11	1	0

SPDR S&P Semiconductor ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

5 Years Ended:

6-30-11	15	4	3	13	2	1

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

SPDR S&P Telecom ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of trading (1/27/11) through 6/30/11	0	0	0	0	0	0

SPDR S&P Transportation ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of trading (1/27/11) through 6/30/11	0	0	0	0	0	0

SPDR Wells Fargo Preferred Stock ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of trading (9/17/09) through 6/30/11	2	0	0	2	0	0

*	Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION
June 30, 2011

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, trustee fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees at scheduled amounts ranging from $500 to $12,000 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/11 to
Actual	Expense Ratio	1/1/11	6/30/11	6/30/11

SPDR Dow Jones Total Market ETF	0.20%	$1,000	$1,059.80	$1.02
SPDR Dow Jones Large Cap ETF	0.20	1,000	1,061.20	1.02
SPDR S&P 500 Growth ETF	0.20	1,000	1,066.60	1.02
SPDR S&P 500 Value ETF	0.20	1,000	1,051.10	1.02
SPDR Dow Jones Mid Cap ETF	0.25	1,000	1,093.30	1.30
SPDR S&P 400 Mid Cap Growth ETF	0.25	1,000	1,105.50	1.31
SPDR S&P 400 Mid Cap Value ETF	0.25	1,000	1,064.10	1.28
SPDR S&P 600 Small Cap ETF	0.20	1,000	1,074.50	1.03
SPDR S&P 600 Small Cap Growth ETF	0.25	1,000	1,111.60	1.31
SPDR S&P 600 Small Cap Value ETF	0.25	1,000	1,039.00	1.26
SPDR Global Dow ETF	0.50	1,000	1,036.30	2.52
SPDR Dow Jones REIT ETF	0.25	1,000	1,107.90	1.31
SPDR KBW Bank ETF	0.35	1,000	930.70	1.68
SPDR KBW Capital Markets ETF	0.36	1,000	926.90	1.72
SPDR KBW Insurance ETF	0.35	1,000	974.20	1.71

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/11 to
Actual	Expense Ratio	1/1/11	6/30/11	6/30/11

SPDR KBW Mortgage Finance ETF	0.35%	$1,000	$918.00	$1.66
SPDR KBW Regional Banking ETF	0.35	1,000	972.00	1.71
SPDR Morgan Stanley Technology ETF	0.50	1,000	995.20	2.47
SPDR S&P Dividend ETF	0.35	1,000	1,056.60	1.78
SPDR S&P Biotech ETF	0.35	1,000	1,158.00	1.87
SPDR S&P Health Care Equipment ETF**	0.35	1,000	1,094.30	1.55
SPDR S&P Homebuilders ETF	0.35	1,000	1,042.00	1.77
SPDR S&P Metals & Mining ETF	0.35	1,000	1,011.20	1.75
SPDR S&P Oil & Gas Equipment & Services ETF	0.35	1,000	1,132.00	1.85
SPDR S&P Oil & Gas Exploration & Production ETF	0.35	1,000	1,121.40	1.84
SPDR S&P Pharmaceuticals ETF	0.35	1,000	1,110.70	1.83
SPDR S&P Retail ETF	0.35	1,000	1,109.70	1.83
SPDR S&P Semiconductor ETF	0.35	1,000	1,028.10	1.76
SPDR S&P Telecom ETF**	0.35	1,000	1,014.30	1.49
SPDR S&P Transportation ETF**	0.35	1,000	1,045.20	1.51
SPDR Wells Fargo Preferred Stock ETF	0.45	1,000	1,050.70	2.29
				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/11 to
Hypothetical	Expense Ratio	1/1/11	6/30/11	6/30/11

SPDR Dow Jones Total Market ETF	0.20	1,000	1,023.80	1.00
SPDR Dow Jones Large Cap ETF	0.20	1,000	1,023.80	1.00
SPDR S&P 500 Growth ETF	0.20	1,000	1,023.80	1.00
SPDR S&P 500 Value ETF	0.20	1,000	1,023.80	1.00
SPDR Dow Jones Mid Cap ETF	0.25	1,000	1,023.56	1.25
SPDR S&P 400 Mid Cap Growth ETF	0.25	1,000	1,023.56	1.25
SPDR S&P 400 Mid Cap Value ETF	0.25	1,000	1,023.56	1.25
SPDR S&P 600 Small Cap ETF	0.20	1,000	1,023.80	1.00
SPDR S&P 600 Small Cap Growth ETF	0.25	1,000	1,023.56	1.25
SPDR S&P 600 Small Cap Value ETF	0.25	1,000	1,023.56	1.25
SPDR Global Dow ETF	0.50	1,000	1,022.32	2.51
SPDR Dow Jones REIT ETF	0.25	1,000	1,023.56	1.25
SPDR KBW Bank ETF	0.35	1,000	1,023.06	1.76
SPDR KBW Capital Markets ETF	0.36	1,000	1,023.01	1.81
SPDR KBW Insurance ETF	0.35	1,000	1,023.06	1.76
SPDR KBW Mortgage Finance ETF	0.35	1,000	1,023.06	1.76
SPDR KBW Regional Banking ETF	0.35	1,000	1,023.06	1.76
SPDR Morgan Stanley Technology ETF	0.50	1,000	1,022.32	2.51
SPDR S&P Dividend ETF	0.35	1,000	1,023.06	1.76
SPDR S&P Biotech ETF	0.35	1,000	1,023.06	1.76

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/11 to
Hypothetical	Expense Ratio	1/1/11	6/30/11	6/30/11

SPDR S&P Health Care Equipment ETF**	0.35%	$1,000	$1,023.06	$1.76
SPDR S&P Homebuilders ETF	0.35	1,000	1,023.06	1.76
SPDR S&P Metals & Mining ETF	0.35	1,000	1,023.06	1.76
SPDR S&P Oil & Gas Equipment & Services ETF	0.35	1,000	1,023.06	1.76
SPDR S&P Oil & Gas Exploration & Production ETF	0.35	1,000	1,023.06	1.76
SPDR S&P Pharmaceuticals ETF	0.35	1,000	1,023.06	1.76
SPDR S&P Retail ETF	0.35	1,000	1,023.06	1.76
SPDR S&P Semiconductor ETF	0.35	1,000	1,023.06	1.76
SPDR S&P Telecom ETF**	0.35	1,000	1,023.06	1.76
SPDR S&P Transportation ETF**	0.35	1,000	1,023.06	1.76
SPDR Wells Fargo Preferred Stock ETF	0.45	1,000	1,022.56	2.26

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six month period, then divided by 365.
**	Actual period is from commencement of operations 1/26/11. Hypothetical period is from 1/1/11.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2011.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

SPDR Dow Jones Total Market ETF	94.64%
SPDR Dow Jones Large Cap ETF	83.54
SPDR S&P 500 Growth ETF	100.00
SPDR S&P 500 Value ETF	93.66
SPDR Dow Jones Mid Cap ETF	69.14
SPDR S&P 400 Mid Cap Growth ETF	81.42
SPDR S&P 400 Mid Cap Value ETF	57.64
SPDR S&P 600 Small Cap ETF	44.99
SPDR S&P 600 Small Cap Growth ETF	72.20
SPDR S&P 600 Small Cap Value ETF	69.03
SPDR Global Dow ETF	44.45
SPDR KBW Bank ETF	99.58
SPDR KBW Capital Markets ETF	82.45
SPDR KBW Insurance ETF	93.48
SPDR KBW Mortgage Finance ETF	76.43
SPDR KBW Regional Banking ETF	80.22
SPDR Morgan Stanley Technology ETF	100.00
SPDR S&P Dividend ETF	85.73

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

Percentage

SPDR S&P Health Care Equipment ETF	29.54%
SPDR S&P Homebuilders ETF	99.89
SPDR S&P Metals & Mining ETF	100.00
SPDR S&P Oil & Gas Equipment & Services ETF	84.74
SPDR S&P Oil & Gas Exploration & Production ETF	78.79
SPDR S&P Pharmaceuticals ETF	34.10
SPDR S&P Retail ETF	34.29
SPDR S&P Semiconductor ETF	100.00
SPDR S&P Telecom ETF	100.00
SPDR S&P Transportation ETF	100.00
SPDR Wells Fargo Preferred Stock ETF	7.33

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2011, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. These amounts are noted below:

Amount

SPDR Dow Jones Total Market ETF	$3,094,659
SPDR Dow Jones Large Cap ETF	593,811
SPDR S&P 500 Growth ETF	2,388,367
SPDR S&P 500 Value ETF	3,492,469
SPDR Dow Jones Mid Cap ETF	534,511
SPDR S&P 400 Mid Cap Growth ETF	279,041
SPDR S&P 400 Mid Cap Value ETF	315,596
SPDR S&P 600 Small Cap ETF	399,966
SPDR S&P 600 Small Cap Growth ETF	668,357
SPDR S&P 600 Small Cap Value ETF	1,367,853
SPDR Global Dow ETF	3,515,700
SPDR KBW Bank ETF	13,647,216
SPDR KBW Capital Markets ETF	1,059,776
SPDR KBW Insurance ETF	2,966,744
SPDR KBW Mortgage Finance ETF	44,687
SPDR KBW Regional Banking ETF	7,236,755
SPDR Morgan Stanley Technology ETF	2,007,278
SPDR S&P Dividend ETF	125,840,760
SPDR S&P Health Care Equipment ETF	23,197
SPDR S&P Homebuilders ETF	6,271,873
SPDR S&P Metals & Mining ETF	6,468,902
SPDR S&P Oil & Gas Equipment & Services ETF	3,036,708
SPDR S&P Oil & Gas Exploration & Production ETF	4,457,323
SPDR S&P Pharmaceuticals ETF	2,314,699
SPDR S&P Retail ETF	1,491,759

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

Amount

SPDR S&P Semiconductor ETF	$650,875
SPDR S&P Telecom ETF	45,563
SPDR S&P Transportation ETF	40,300
SPDR Wells Fargo Preferred Stock ETF	948,826

Qualified Interest Income

The Funds designated a portion of dividends distributed during the fiscal year ended June 30, 2011, as qualified interest income. These amounts are noted below:

Amount

SPDR Wells Fargo Preferred Stock ETF	$3,838,198

Long Term capital gains dividends were paid from the following Funds during the year ended June 30, 2011:

Amount

SPDR Dow Jones Mid Cap ETF	$184,706
SPDR S&P 600 Small Cap ETF	99,092
SPDR KBW Mortgage Finance ETF	12,065
SPDR S&P Pharmaceuticals ETF	1,297,699

Foreign Tax Credit

The Trust has made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders.

For the year ended June 30, 2011, the total amount of foreign taxes that will be passed through are:

Amount

SPDR Global Dow ETF	$222,243

Amount of foreign source income earned on the following Fund during the year ended June 30, 2010.

Amount

SPDR Global Dow ETF	$2,478,960

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the investment advisor voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-843-2639 (toll free) and on the Funds’ website at www.spdrs.com.

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

Full Portfolio Schedule

The complete schedule of portfolio holdings for the following Funds is available on the Funds’ website at www.spdrs.com, without charge, upon request by calling 1-800-787-2257 (toll-free) and on the SEC’s website at www.sec.gov.

SPDR Dow Jones Total Market ETF
SPDR Dow Jones Large Cap ETF
SPDR S&P 500 Growth ETF
SPDR S&P 500 Value ETF
SPDR Dow Jones Mid Cap ETF
SPDR S&P 400 Mid Cap Growth ETF
SPDR S&P 400 Mid Cap Value ETF
SPDR S&P 600 Small Cap ETF
SPDR S&P 600 Small Cap Growth ETF
SPDR S&P 600 Small Cap Value ETF

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Fund	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees

FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	128	SPDR Index Shares Funds (Trustee).

DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	128	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Index Shares Funds (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005-present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	128	SPDR Index Shares Funds (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	128	SPDR Index Shares Funds (Trustee); Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (July 2009-present); Chief Executive Officer, Rydex Investments (2003-2009).	128	SPDR Index Shares Funds (Trustee).

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

Number of
Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Fund	Time Served	5 Years	by Trustee	Held by Trustee

Interested Trustee/President
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee and President	Term: Unlimited Served as President: since May 2005, Served as Trustee: since April 2010	President, SSgA Funds Management, Inc. (2005-present); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2000-2006).	159	SPDR Index Shares Funds (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

Officers
ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Vice President	Term: Unlimited Served: since March 2008	Chief Operating Officer, SSgA Funds Management, Inc. (2010-present); Principal, SSgA Funds Management, Inc. (1992-2010)*; Senior Managing Director, State Street Global Advisors (1992-present).*

ANTHONY ROCHTE SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Vice President	Term: Unlimited Served: since May 2010	Senior Managing Director, State Street Global Advisors (2006- present).; National Sales Manager, Barclays Global Investors (2000-2006).

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors (2008-present); Principal, State Street Global Advisors (2005-2008); Assistant Vice President, State Street Bank and Trust Company (2000-2004).

RYAN M. LOUVAR State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Secretary	Term: Unlimited Served: since August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005- present).*

MARK E. TUTTLE State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1970	Assistant Secretary	Term: Unlimited Served: since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Assistant Counsel, BISYS Group, Inc. (2005-2007).* (a financial services company).

CHAD C. HALLETT State Street Mutual Fund Service Co. Four Copley Place, CPH03 Boston, MA 02116 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Mutual Fund Service Co. (2001- present).*

MATTHEW FLAHERTY State Street Mutual Fund Service Co. Four Copley Place, CPH03 Boston, MA 02116 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Assistant Vice President, State Street Mutual Fund Service Co. (1994- present).*

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

LAURA F. DELL State Street Mutual Fund Service Co. Four Copley Place, CPH03 Boston, MA 02116 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Mutual Fund Service Co. (2002- present).*
JACQUELINE ANGELL SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Chief Compliance Officer	Term: Unlimited Served: since February 2011	Vice President, State Street Global Advisors (2008-present); Director of Investment Adviser Oversight, Fidelity Investments (1999-2008).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Additional information regarding the Trustees is available in the Trust’s statement of additional information which is available upon request without charge, by calling 1-866-787-2257 (toll free), and on the Funds’ website at www.spdrs.com.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

SPDR Series Trust

SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR KBW Bank ETF (KBE)
SPDR KBW Capital Markets ETF (KCE)
SPDR KBW Insurance ETF (KIE)
SPDR KBW Mortgage Finance ETF (KME)
SPDR KBW Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC)
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Capital Convertible Securities ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMBI)
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital International Corporate Bond ETF (IBND)
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)
SPDR Barclays Capital High Yield Bond ETF (JNK)

The Select Sectors SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

SPDR Series Trust
trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
officers
James E. Ross, President
Anthony Rochte, Vice President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Laura F. Dell, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Jacqueline Angell, Chief Compliance Officer
investment manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111
distributor
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111
custodian, administrator and transfer agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
legal counsel
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
independent registered public accounting firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation.
State Street Global Markets, LLC; member FINRA, SIPC.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

State Street Global Advisors
State Street Financial Center
One Lincoln Street
Boston, MA 02111
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.
For SPDR S&P 600 Small Cap ETF, SPDR S&P 600 Small Cap Growth ETF, SPDR S&P 600 Small Cap Value ETF, SPDR Morgan Stanley Technology ETF, SPDR Dow Jones REIT ETF, SPDR KBW Bank ETF, SPDR KBW Capital Markets ETF, SPDR KBW Insurance ETF, SPDR KBW Regional Banking ETF, SPDR KBW Mortgage Finance ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR Homebuilders ETF, SPDR Semiconductor ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF and SPDR S&P Retail ETF: In addition to the normal risks associated with equity investing, narrowly focused investments and investments in smaller companies typically exhibit higher volatility and price fluctuation.
For SPDR Global Dow ETF: International investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
For SPDR Wells Fargo Preferred Stock ETF: Preferred Securities are subordinated to bonds and other debt instruments, and will be subject to greater credit risk. The fund may contain interest rate risk (as interest rates rise bond prices usually fall); the risk of issuer default; inflation risk; and issuer call risk. The Fund may invest in US dollar-denominated securities of foreign issuers traded in the United States.
In general, Fund shares can be expected to move up or down in value with the value of the applicable index. Although Fund shares may be bought and sold on the exchange through any brokerage account, Fund shares are not individually redeemable from the Fund. Investors may directly acquire shares of the Funds and tender them for redemption in Creation Unit Aggregations only. Please see the prospectus for more details.
The Funds are not sponsored, endorsed, sold, or promoted by Dow Jones & Company, Morgan Stanley, Keefe, Bruyette & Woods, Inc., Standard & Poor’s and Wells Fargo & Company. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of FINRA, SIPC, and the Boston Stock Exchange. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, transfer agent, administrator and shareholder servicing agent.
“SPDR” is a registered trademark of Standard & Poor Financial Services LLC (“S&P”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its Affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors’ rights are described in the prospectus for the applicable product.
This information must be preceded or accompanied by a current prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money. © 2011 State Street Corporation

SPDREQTYFDAR

IBG-4547
For more complete information, please call 866.787.2257 or visit www.spdrs.com today

SPDR® Series Trust – Fixed Income Funds

Annual Report June 30, 2011

Precise in a world that isn't.℠

SPDR®
STATE STREET GLOBAL ADVISORS

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Management Discussion of Fund Performance & Portfolio Summary
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)	2
SPDR Barclays Capital TIPS ETF (IPE)	6
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)	10
SPDR Barclays Capital Long Term Treasury ETF (TLO)	14
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)	18
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR) (formerly SPDR Barclays Capital Intermediate Term Credit Bond ETF)	22
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC) (formerly SPDR Barclays Capital Long Term Credit Bond ETF)	26
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)	30
SPDR Barclays Capital Convertible Securities ETF (CWB)	31
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)	36
SPDR Barclays Capital Aggregate Bond ETF (LAG)	40
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)	44
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)	48
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)	52
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)	56
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)	60
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)	64
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)	65
SPDR DB International Government Inflation-Protected Bond ETF (WIP)	69
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)	73
SPDR Barclays Capital International Treasury Bond ETF (BWX)	77
SPDR Barclays Capital International Corporate Bond ETF (IBND)	81
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)	85
SPDR Barclays Capital High Yield Bond ETF (JNK)	86
Schedules of Investments
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)	90
SPDR Barclays Capital TIPS ETF (IPE)	91

SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)	92
SPDR Barclays Capital Long Term Treasury ETF (TLO)	94
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)	95
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR) (formerly SPDR Barclays Capital Intermediate Term Credit Bond ETF)	104
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC) (formerly SPDR Barclays Capital Long Term Credit Bond ETF)	115
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)	121
SPDR Barclays Capital Convertible Securities ETF (CWB)	127
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)	130
SPDR Barclays Capital Aggregate Bond ETF (LAG)	131
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)	141
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)	148
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)	151
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)	153
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)	160
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)	162
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)	164
SPDR DB International Government Inflation-Protected Bond ETF (WIP)	168
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)	170
SPDR Barclays Capital International Treasury Bond ETF (BWX)	172
SPDR Barclays Capital International Corporate Bond ETF (IBND)	176
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)	183
SPDR Barclays Capital High Yield Bond ETF (JNK)	186
Financial Statements	192
Financial Highlights	214
Notes to Financial Statements	226
Report of Independent Registered Public Accounting Firm	246
Other Information	247

President’s Letter to Shareholders

Dear Shareholders,

The global economy and financial markets continue to follow an uncertain course and have been impacted this year by a number of unique events — dramatic unrest in the Middle East, a massive earthquake and ensuing nuclear crisis in Japan, eurozone debt issues including a near Greek default and, in the U.S., the fractious battle over raising the debt ceiling, unrelenting high unemployment and historically low interest rates. Given these events and the current level of uncertainty, many investors have taken a wait and see approach and have been focused on capital preservation and the search for yield.

Additional information on the SPDR Series Trust exchange-traded funds (“ETFs”), including Management’s Discussion of Fund Performance, can be found in the enclosed June 30, 2011 Annual Report.

In conjunction with our efforts to expand the family of SPDR ETFs, State Street launched 8 new SPDR ETFs since July 2010.

New International SPDRs

The SPDR Barclays Capital Emerging Markets Local Bond ETF (Ticker Symbol: EBND) offers exposure to the local currency sovereign debt of emerging market countries and the SPDR S&P Emerging Markets Dividend ETF (Ticker Symbol: EDIV) tracks 100 of the highest yielding emerging markets stocks.

New Equity SPDRs

The SPDR S&P Global Natural Resources ETF (Ticker Symbol: GNR) provides diversified, balanced exposure to energy, metals/mining and agriculture.

To enable investors to precisely target sectors of the market, additional new equity funds include the SPDR S&P Health Care Equipment ETF (Ticker Symbol: XHE), the SPDR S&P Telecom ETF (Ticker Symbol: XTL) and the SPDR S&P Transportation ETF (Ticker Symbol: XTN).

New Fixed Income SPDRs

The SPDR Barclays Capital Issuer Scored Corporate Bond ETF (Ticker Symbol: CBND), which is the first issuer scored weighted ETF offering broad exposure to the US corporate bond market and the SPDR Nuveen S&P High Yield Municipal Bond ETF (Ticker Symbol: HYMB), which offers broad exposure to the national high yield bond market.

We take great pride in these new additions to our SPDR family and will continue to provide additional opportunities for you to better position your portfolios to reach your investment goals. On behalf of the SPDR Series Trust, I thank you for your continued support.

Sincerely,

James Ross
President

1

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Management’s Discussion of Fund Performance

The SPDR® Barclays Capital 1-3 Month T-Bill ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market. In seeking to track the performance of Barclays Capital 1-3 Month U.S. Treasury Bill Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 0.01%, and the total return for the Index was 0.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Demand for short maturity government securities remained high during the second quarter as many investors remained focused on principal preservation and liquidity over higher yields. Bill supply was constrained throughout the quarter as the U.S. Treasury approached and hit its debt ceiling limit. As a result, the Treasury wound down the Supplementary Financing Program (SFP) which reduced the bill supply outstanding by $195 billion and lowered rates. Quarter-end demand combined with Greek sovereign debt concerns kept demand high at the end of June. The Federal Reserve concluded their second quantitative easing program which further removed Treasuries from the marketplace. All of these factors led rates to hit all-time lows. Specifically, the 1 month bill traded as low as 0.001% with a high of 0.045%, averaging 0.017% for the quarter. The 3 month bill traded in a range of 0.005% to 0.066%, averaging 0.034%.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

2

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital 1-3 Month T-Bill ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.1345%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	1-3 MONTH U.S.	NET ASSET	MARKET	1-3 MONTH U.S.
	VALUE	VALUE	TREASURY BILL INDEX	VALUE	VALUE	TREASURY BILL INDEX

ONE YEAR	0.01%	−0.02%	0.14%	0.01%	−0.02%	0.14%

THREE YEARS	0.80%	0.79%	1.03%	0.27%	0.26%	0.34%

SINCE INCEPTION (1)	4.52%	4.53%	4.88%	1.08%	1.08%	1.17%

(1)	For the period May 25, 2007 to June 30, 2011.

3

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

4

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	U.S. TREASURY BILL	U.S. TREASURY BILL	U.S. TREASURY BILL	U.S. TREASURY BILL	U.S. TREASURY BILL
DESCRIPTION	0.01%, 8/25/2011	0.02%, 9/22/2011	0.01%, 8/4/2011	0.01%, 8/11/2011	0.02%, 9/8/2011

MARKET VALUE	$145,870,548	145,864,905	104,957,511	104,956,606	101,399,053

% OF NET ASSETS	14.5	14.5	10.4	10.4	10.1

ASSET ALLOCATION AS OF JUNE 30, 2011*

	PERCENT OF
	NET ASSETS

U.S. Treasury Obligations	100.0%
Short Term Investment	0.0	**
Other Assets & Liabilities	0.0	**

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount Represents less than 0.05% of net assets.

5

SPDR Barclays Capital TIPS ETF —
Management’s Discussion of Fund Performance

The SPDR® Barclays Capital TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market. In seeking to track the performance of Barclays U.S. Government Inflation-Linked Bond Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 7.55%, and the total return for the Index was 7.78%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses, transaction costs and slight variations between the Fund’s holdings and the Index constituents.

The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The performance of the Index in any period is primarily driven by real yield changes, inflation accruals and real coupon accrual. The second half of 2010 was characterized by continued optimism of government supported global recovery, without growing fears of inflation. Real yields continued to fall during this period. For example, 10 year real (“TIPS”) yields fell to 0.35% in October, after posting a high of 1.28% in July. Growth and inflation expectations began to wane as the calendar turned, with many reported economic indicators surprising on the lower side of expectations.

Bond market participants focused on the contagion risks of peripheral economies in Europe during the first half of 2011. Dollar denominated securities, especially US Treasuries, benefited from this flight to quality and flight to the dollar. Inflation accruals remained positive, and real yields continued to fall to the lows of the year by June.

The Fund seeks to match major risk factors of the Index including but not limited to overall duration, partial curve durations, and security level market value weights. The decline in liquidity and increased transactions costs experienced during the first half of 2010 led to a higher tracking error than normal.

The best performing securities within the Index were the intermediate Treasury Inflation Protected Securities (“TIPS”) with maturities between 8 and 10 years. These securities posted total returns between 9.25% and 9.50% over the time period. In comparison, TIPS that mature in 2013 posted total returns of 5.26% and those maturing in 2028 posted total returns of 8.20%.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

6

SPDR Barclays Capital TIPS ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital TIPS ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.1845%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS U.S.			BARCLAYS U.S.
			GOVERNMENT			GOVERNMENT
	NET ASSET	MARKET	INFLATION-LINKED	NET ASSET	MARKET	INFLATION-LINKED
	VALUE	VALUE	BOND INDEX	VALUE	VALUE	BOND INDEX

ONE YEAR	7.55%	7.41%	7.78%	7.55%	7.41%	7.78%

THREE YEARS	16.28%	15.99%	16.65%	5.16%	5.07%	5.27%

SINCE INCEPTION (1)	33.32%	33.29%	34.03%	7.26%	7.26%	7.40%

(1)	For the period May 25, 2007 to June 30, 2011.

7

SPDR Barclays Capital TIPS ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

8

SPDR Barclays Capital TIPS ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	TREASURY INFLATION	TREASURY INFLATION	TREASURY INFLATION	TREASURY INFLATION	TREASURY INFLATION
	PROTECTED	PROTECTED	PROTECTED	PROTECTED	PROTECTED
	INDEXED NOTE,	INDEXED BOND,	INDEXED BOND,	INDEXED BOND,	INDEXED BOND,
DESCRIPTION	1.13%, 1/15/2021	2.38%, 1/15/2025	3.88%, 4/15/2029	1.25%, 7/15/2020	3.63%, 4/15/2028

MARKET VALUE	$24,005,142	23,536,063	22,370,791	21,651,048	18,822,092

% OF NET ASSETS	5.5	5.4	5.1	4.9	4.3

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	99.3%
Short Term Investments	10.8
Other Assets & Liabilities	(10.1)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

9

SPDR Barclays Capital Intermediate Term Treasury ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Intermediate Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market. In seeking to track the performance of Barclays Capital Intermediate U.S. Treasury Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 2.62%, and the total return for the Index was 2.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Intermediate treasury bonds rallied during the second half of the year as economic data forecasted a slower than expected recovery pace. It was announced during the second quarter that first quarter of 2011 GDP increased at a 1.9% rate, down from 3.1% in the fourth quarter of 2010. Equally worrisome was the trend of the weekly jobless claims numbers. The first quarter of 2011 saw the weekly claims figure drop below 400,000 for the first time since mid-2008. However, the second quarter of 2011 also saw claims rebound to a range of 425,000 to 450,000. Some economists imply that the 400,000 jobless claims figure is the fulcrum that differentiates between a market that is adding to or lessening the unemployment situation. Following suit, the unemployment rate rose to 9.1% from a low of 8.9% during the first quarter. Compounding the near-term economic issues, Standard and Poor’s cut the long term outlook for the U.S. from stable to negative in April due to the large imbalances in the country’s fiscal situation. Perhaps contrary to expectations, having the U.S. placed on negative watch helped contribute to lower yields on Treasury debt as investors looked to remove risk from their portfolios.

In addition to weaker U.S. economic data, the instability of peripheral European sovereigns weighed upon the rates and risk markets for the majority of the month. The restructuring of Greece’s debt and the impact that would have on European banks, as well as U.S. money market funds, were flagged as areas of potential concern. The concern surrounding these issues kept Treasury rates low and spread markets on edge until the last week of the month when the Greek government approved a new round of fiscal austerity thereby eliminating the possibility of a near-term default. Once the vote passed, markets reacted quickly.

The end of June also signaled the end of QE2, the second quantitative easing program that allowed purchases of Treasury securities by the Federal Reserve. The program was put in place last year to lower interest rates and drive yield-seeking investors into risk assets. The five-year and seven-year Treasury auctions that took place during the last week of the month displayed tepid demand from buyers. It remains to be seen how the demand for U.S. debt is influenced by the removal of the largest purchaser of 2011. Most economists estimate that the Federal Reserve purchased about 85% of net issuance over the last eight months.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

10

SPDR Barclays Capital Intermediate Term Treasury ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Intermediate Term Treasury ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.1345%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	INTERMEDIATE U.S.	NET ASSET	MARKET	INTERMEDIATE U.S.
	VALUE	VALUE	TREASURY INDEX	VALUE	VALUE	TREASURY INDEX

ONE YEAR	2.62%	2.69%	2.73%	2.62%	2.69%	2.73%

THREE YEARS	15.22%	15.36%	15.38%	4.84%	4.88%	4.88%

SINCE INCEPTION (1)	26.41%	26.49%	26.73%	5.87%	5.89%	5.94%

(1)	For the period May 23, 2007 to June 30, 2011.

11

SPDR Barclays Capital Intermediate Term Treasury ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

12

SPDR Barclays Capital Intermediate Term Treasury ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,
DESCRIPTION	3.63%, 2/15/2020	3.63%, 2/15/2021	3.50%, 5/15/2020	2.63%, 11/15/2020	3.38%, 11/15/2019

MARKET VALUE	$3,447,305	3,284,537	3,250,985	3,124,870	2,928,326

% OF NET ASSETS	1.6	1.5	1.5	1.5	1.4

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	99.3%
Short Term Investments	17.7
Other Assets & Liabilities	(17.0)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

13

SPDR Barclays Capital Long Term Treasury ETF —
Management’s Discussion of Fund Performance

The SPDR® Barclays Capital Long Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States Treasury market. In seeking to track the performance of Barclays Capital Long U.S. Treasury Index (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was -1.24%, and the total return for the Index was -1.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Long term treasury bonds rallied this quarter as economic data forecasted a slower than expected recovery pace. It was announced during the quarter that first quarter GDP increased at a 1.9% rate, down from 3.1% in the fourth quarter of 2010. Equally worrisome was the trend of the weekly jobless claims numbers. The first quarter of 2011 saw the weekly claims figure drop below 400,000 for the first time since mid-2008. However, the second quarter of 2011 also saw claims rebound to a range of 425,000 to 450,000. Some economists imply that the 400,000 jobless claims figure is the fulcrum that differentiates between a market that is adding to or lessening the unemployment situation. Following suit, the unemployment rate rose to 9.1% from a low of 8.9% during the first quarter. Compounding the near-term economic issues, Standard and Poor’s cut the long term outlook for the U.S. from stable to negative in April due to the large imbalances in the country’s fiscal situation. Perhaps contrary to expectations, having the U.S. placed on negative watch helped contribute to lower yields on Treasury debt as investors looked to remove risk from their portfolios.

In addition to weaker U.S. economic data, the instability of peripheral European sovereigns weighed upon the rates and risk markets for the majority of the month. The restructuring of Greece’s debt and the impact that would have on European banks, as well as US money market funds, were flagged as areas of potential concern. The concern surrounding these issues kept Treasury rates low and spread markets on edge until the last week of the month when the Greek government approved a new round of fiscal austerity thereby eliminating the possibility of a near-term default. Once the vote passed, markets reacted quickly.

The end of June also signaled the end of QE2, the second quantitative easing program that allowed purchases of Treasury securities by the Federal Reserve. The program was put in place last year to lower interest rates and drive yield-seeking investors into risk assets. The five-year and seven-year Treasury auctions that took place during the last week of the month displayed tepid demand from buyers. It remains to be seen how the demand for U.S. debt is influenced by the removal of the largest purchaser of 2011. Most economists estimate that the Federal Reserve purchased about 85% of net issuance over the last eight months.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

14

SPDR Barclays Capital Long Term Treasury ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Long Term Treasury ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.1345%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	LONG U.S. TREASURY	NET ASSET	MARKET	LONG U.S. TREASURY
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−1.24%	−1.28%	−1.14%	−1.24%	−1.28%	−1.14%

THREE YEARS	18.85%	18.58%	18.89%	5.92%	5.85%	5.94%

SINCE INCEPTION (1)	32.65%	32.55%	32.84%	7.12%	7.10%	7.16%

(1)	For the period May 23, 2007 to June 30, 2011.

15

SPDR Barclays Capital Long Term Treasury ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

16

SPDR Barclays Capital Long Term Treasury ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	U.S. TREASURY BOND	U.S. TREASURY BOND	U.S. TREASURY BOND	U.S. TREASURY BOND	U.S. TREASURY BOND
DESCRIPTION	4.63%, 2/15/2040	4.25%, 11/15/2040	4.38%, 5/15/2040	4.38%, 11/15/2039	4.75%, 2/15/2041

MARKET VALUE	$1,355,848	1,329,550	1,317,605	1,312,984	1,275,708

% OF NET ASSETS	6.0	5.9	5.9	5.8	5.7

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	98.8%
Short Term Investments	19.2
Other Assets & Liabilities	(18.0)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

17

SPDR Barclays Capital Short Term Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Short Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term U.S. corporate bond market. In seeking to track the performance of the Barclays Capital U.S. 1-3 Year Corporate Bond Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 3.60%, and the total return for the Index was 3.99%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Sampling does exist and this contributes to performance deviation.

Key market developments in April included a confirmation of the divergence of official interest rate policy in the U.S. and Europe and broad-based positive corporate earnings results in the U.S. In early April, the European Central Bank (ECB) raised its target rate 25 basis points, which was the bank’s first rate hike in three years. ECB officials emphasized that inflation risks in Europe remain to the upside. Conversely, in late April, the U.S. Federal Reserve (Fed) kept interest rates unchanged. The Fed stated that it expects commodity price effects to be transitory and those measures of underlying inflation in the U.S. ’are still subdued.’ On the earnings front, results have been strong and the ensuing rally in equities supported all risky markets in April. As of April 29, nearly half of the companies in the S&P 500 Index had reported first quarter 2011 earnings — of which more than three quarters beat consensus earnings estimates and 70% exceeded revenue estimates. While many market participants had been anticipating constructive earnings reports, the confirmation of positive corporate fundamentals provided a bit of a tailwind for credit spreads. Against a backdrop of declining Treasury and core European government bond yields in April, credit spreads tightened and Investment Grade and High Yield bonds in Europe and the U.S. registered positive total and excess returns.

Macro uncertainties prevailed over sound corporate fundamentals in May. Weaker economic data was influenced by a combination of higher commodity prices and the global supply chain impact from Japan’s natural disaster in March. Renewed political risk linked to debt restructuring concerns especially in Greece also had a negative impact on market sentiment. Another quarter of solid earnings reports was not enough to forestall a meaningful selloff in risk assets across the globe in May, and global equity indices traded off anywhere from 1.5 — 5.0%. An extremely active U.S. corporate primary market was also a likely contributor to wider spreads. Nearly $175 billion in gross corporate supply was priced in May about half of which was investment grade, 30% high yield bonds and the remainder in leveraged loans. Spread widening in May was most pronounced in financial institutions issuers and the lower quality tiers of the credit market.

Over the course of 2011, economic risks have become more skewed to the downside due to: 1) the increase in oil prices; 2) fiscal consolidation due to the European debt crisis; 3) the threat of deficit reduction in the U.S.; 4) concerns about policy mistakes associated with resurgent inflation in China; and 5) the earthquake and tsunami in Japan. Positive but slow growth in the advanced economies is the result of a number of factors — including tight credit conditions, weak labor markets, and fiscal consolidation — and is increasingly accompanied by accelerating headline inflation. Policy makers in advanced economies have an important choice to make: they must ignore headline inflation and continue to focus on growth, or re-focus on headline inflation. Thus far, the results are split. The ECB is focusing on inflation and has already raised interest rates. Conversely, in the Fed has chosen to remain focused on economic growth.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

18

SPDR Barclays Capital Short Term Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/16/09, 12/17/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Short Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.1245%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			U.S. 1-3 YEAR			U.S. 1-3 YEAR
	NET ASSET	MARKET	CORPORATE BOND	NET ASSET	MARKET	CORPORATE BOND
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	3.60%	3.70%	3.99%	3.60%	3.70%	3.99%

SINCE INCEPTION (1)	4.41%	4.69%	6.20%	2.85%	3.02%	4.00%

(1)	For the period December 16, 2009 to June 30, 2011.

19

SPDR Barclays Capital Short Term Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

20

SPDR Barclays Capital Short Term Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	GENERAL ELECTRIC	CREDIT SUISSE OF	THE GOLDMAN SACHS
	CAPITAL CORP.,	NEW YORK, NY,	GROUP, INC.,	GENERAL ELECTRIC CO.,	CITIGROUP, INC.,
DESCRIPTION	4.80%, 5/1/2013	5.00%, 5/15/2013	5.25%, 10/15/2013	5.00%, 2/1/2013	6.50%, 8/19/2013

MARKET VALUE	$3,985,994	3,195,174	3,051,915	2,954,377	2,939,176

% OF NET ASSETS	1.2	1.0	0.9	0.9	0.9

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	98.5%
Short Term Investment	2.5
Other Assets & Liabilities	(1.0)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

21

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Intermediate Term Corporate Bond ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States corporate bond market. In seeking to track the performance of the Barclays Capital U.S. Intermediate Corporate Bond Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 5.72%, and the total return for the Index was 6.42%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period can be attributed to Fund expenses, transaction costs and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology. Also, in December of 2010 the Fund changed benchmarks resulting in approximately 20bp of additional transaction costs and sampling mismatches that were eliminated over the next several months.

The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Key market developments in April included a confirmation of the divergence of official interest rate policy in the U.S. and Europe and broad-based positive corporate earnings results in the U.S. In early April, the European Central Bank (ECB) raised its target rate 25 basis points, which was the bank’s first rate hike in three years. ECB officials emphasized that inflation risks in Europe remain to the upside. Conversely, in late April, the U.S. Federal Reserve (Fed) kept interest rates unchanged. The Fed stated that it expects commodity price effects to be transitory and that measures of underlying inflation in the U.S. ’are still subdued.’ On the earnings front, results have been strong and the ensuing rally in equities supported all risky markets in April. As of April 29, nearly half of the companies in the S&P 500 had reported 1Q11 earnings — of which more than three quarters beat consensus earnings estimates and 70% exceeded revenue estimates. While many market participants had been anticipating constructive earnings reports, we believe the confirmation of positive corporate fundamentals provided a bit of a tailwind for credit spreads. Against a backdrop of declining Treasury and core European government bond yields in April, credit spreads tightened and Investment Grade and High Yield bonds in Europe and the U.S. registered positive total and excess returns.

Macro uncertainties prevailed over sound corporate fundamentals in May. Weaker economic data was influenced by a combination of higher commodity prices and the global supply chain impact from Japan’s natural disaster in March. Renewed political risk linked to debt restructuring concerns, especially in Greece, also had a negative impact on market sentiment. Another quarter of solid earnings reports was not enough to forestall a meaningful selloff in risk assets across the globe in May, and global equity indices traded off anywhere from 1.5 — 5.0%. An extremely active U.S. corporate primary market was also a likely contributor to wider spreads. Nearly $175 billion in gross corporate supply was priced in May about half of which was investment grade, 30% high yield bonds and the remainder in leveraged loans. Spread widening in May was most pronounced in financial institutions issuers and the lower quality tiers of the credit market.

Over the course of 2011, economic risks have become more skewed to the downside due to: 1) the run-up in oil prices; 2) fiscal consolidation due to the European debt crisis; 3) the threat of deficit reduction in the US; 4) concerns about policy mistakes associated with resurgent inflation in China; and 5) the earthquake and tsunami in Japan. Positive but anemic growth in the advanced economies is the result of a number of factors — including tight credit conditions, weak labor markets, and fiscal consolidation — and is increasingly accompanied by accelerating headline inflation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

22

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/10/09, 2/11/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Intermediate Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.1500%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

				BARCLAYS				BARCLAYS
			BARCLAYS	CAPITAL U.S.			BARCLAYS	CAPITAL U.S.
			CAPITAL U.S.	INTERMEDIATE			CAPITAL U.S.	INTERMEDIATE
	NET ASSET	MARKET	INTERMEDIATE	CORPORATE	NET ASSET	MARKET	INTERMEDIATE	CORPORATE
	VALUE	VALUE	CREDIT INDEX	BOND INDEX	VALUE	VALUE	CREDIT INDEX	BOND INDEX

ONE YEAR (1)	5.72%	5.68%	6.12%	6.42%	5.72%	5.68%	6.12%	6.42%

SINCE INCEPTION (1)(2)	21.63%	22.25%	26.88%	30.79%	8.55%	8.79%	10.51%	11.91%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the Barclays Capital U.S. Intermediate Corporate Bond Index from the Barclays Capital U.S. Intermediate Credit Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

(2) For the period February 10, 2009 to June 30, 2011.

23

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Capital U.S. Intermediate Corporate Bond Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

24

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	GENERAL ELECTRIC		AMERICAN	VERIZON	THE GOLDMAN
	CAPITAL CORP.,	MORGAN STANLEY,	EXPRESS CO.,	COMMUNICATIONS, INC.,	SACHS GROUP, INC.,
DESCRIPTION	4.80%, 5/1/2013	3.45%, 11/2/2015	7.25%, 5/20/2014	5.25%, 4/15/2013	5.95%, 1/18/2018

MARKET VALUE	$2,237,471	1,481,696	1,413,712	1,402,740	1,397,598

% OF NET ASSETS	1.2	0.8	0.7	0.7	0.7

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	98.7%
Short Term Investments	7.9
Other Assets & Liabilities	(6.6)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

25

SPDR Barclays Capital Long Term Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Long Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States corporate bond market. In seeking to track the performance of the Barclays Capital U.S. Long Corporate Bond Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 5.20%, and the total return for the Index was 5.96%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period can be attributed to Fund expenses, transaction costs and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology. Also, in December of 2010 the Fund changed benchmarks resulting in approximately 20bp of additional transaction costs and sampling mismatches that were eliminated over the next several months.

The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Key market developments in April included a confirmation of the divergence of official interest rate policy in the U.S. and Europe and broad-based positive corporate earnings results in the U.S. In early April, the European Central Bank (ECB) raised its target rate 25 basis points, which was the bank’s first rate hike in three years. ECB officials emphasized that inflation risks in Europe remain to the upside. Conversely, in late April, the U.S. Federal Reserve (Fed) kept interest rates unchanged. The Fed stated that it expects commodity price effects to be transitory and that measures of underlying inflation in the U.S. ’are still subdued.’ On the earnings front, results have been strong and the ensuing rally in equities supported all risky markets in April. As of April 29, nearly half of the companies in the S&P 500 had reported 1Q11 earnings — of which more than three quarters beat consensus earnings estimates and 70% exceeded revenue estimates. While many market participants had been anticipating constructive earnings reports, we believe the confirmation of positive corporate fundamentals provided a bit of a tailwind for credit spreads. Against a backdrop of declining Treasury and core European government bond yields in April, credit spreads tightened and Investment Grade and High Yield bonds in Europe and the U.S. registered positive total and excess returns.

Macro uncertainties prevailed over sound corporate fundamentals in May. Weaker economic data was influenced by a combination of higher commodity prices and the global supply chain impact from Japan’s natural disaster in March. Renewed political risk linked to debt restructuring concerns especially in Greece also had a negative impact on market sentiment. Another quarter of solid earnings reports was not enough to forestall a meaningful selloff in risk assets across the globe in May, and global equity indices traded off anywhere from 1.5 — 5.0%. An extremely active U.S. corporate primary market was also a likely contributor to wider spreads. Nearly $175 billion in gross corporate supply was priced in May about half of which was investment grade, 30% high yield bonds and the remainder in leveraged loans. Spread widening in May was most pronounced in financial institutions issuers and the lower quality tiers of the credit market.

Over the course of 2011, economic risks have become more skewed to the downside due to: 1) the run-up in oil prices; 2) fiscal consolidation due to the European debt crisis; 3) the threat of deficit reduction in the U.S.; 4) concerns about policy mistakes associated with resurgent inflation in China; and 5) the earthquake and tsunami in Japan. Positive but anemic growth in the advanced economies is the result of a number of factors — including tight credit conditions, weak labor markets, and fiscal consolidation — and is increasingly accompanied by accelerating headline inflation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

26

SPDR Barclays Capital Long Term Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/10/09, 3/11/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Long Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.1500%.

PERFORMANCE AS OF JUNE 30, 2011

		CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS	BARCLAYS			BARCLAYS	BARCLAYS
			CAPITAL	CAPITAL			CAPITAL	CAPITAL
			U.S. LONG	U.S. LONG			U.S. LONG	U.S. LONG
	NET ASSET	MARKET	CREDIT	CORPORATE	NET ASSET	MARKET	CREDIT	CORPORATE
	VALUE	VALUE	INDEX	BOND INDEX	VALUE	VALUE	INDEX	BOND INDEX

ONE YEAR (1)	5.20%	4.93%	6.51%	5.96%	5.20%	4.93%	6.51%	5.96%

SINCE INCEPTION (1)(2)	38.43%	39.33%	46.25%	47.53%	15.12%	15.44%	17.92%	18.35%

(1)	Effective December 17, 2010, the Fund has changed its benchmark index to the Barclays Capital U.S. Long Corporate Bond Index from the Barclays Capital U.S. Long Credit Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period March 10, 2009 to June 30, 2011.

27

SPDR Barclays Capital Long Term Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR Barclays
	Capital Long	Barclays Capital	Barclays Capital
	Term Corporate	U.S. Long	U.S. Long
	Bond ETF	Credit Index	Corporate Bond
	(a)(1)	(b)	Index (c)
3/10/2009	10000	10000	10000
3/31/2009	10017	10123	10011
4/30/2009	10388	10436	10386
5/31/2009	10823	10933	10923
6/30/2009	11270	11431	11487
7/31/2009	12015	12162	12305
8/31/2009	12197	12440	12582
9/30/2009	12470	12800	12928
10/31/2009	12439	12774	12925
11/30/2009	12519	12927	13060
12/31/2009	12303	12707	12892
1/31/2010	12458	12902	13092
2/28/2010	12476	12938	13116
3/31/2010	12502	12964	13117
4/30/2010	12880	13383	13547
5/31/2010	12726	13266	13386
6/30/2010	13159	13733	13923
7/31/2010	13477	14045	14240
8/31/2010	13985	14612	14793
9/30/2010	13983	14604	14781
10/31/2010	13773	14387	14555
11/30/2010	13601	14190	14418
12/31/2010	13518	14065	14337
1/31/2011	13339	13941	14175
2/28/2011	13568	14182	14423
3/31/2011	13502	14157	14369
4/30/2011	13829	14510	14716
5/31/2011	14150	14900	15071
6/30/2011	13843	14625	14753

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Capital U.S. Long Corporate Bond Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

28

SPDR Barclays Capital Long Term Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

					THE GOLDMAN
	PACIFIC GAS & ELECTRIC CO.,	HSBC HOLDINGS PLC,	HESS CORP.,	CITIGROUP, INC.,	SACHS GROUP, INC.,
DESCRIPTION	6.05%, 3/1/2034	6.50%, 9/15/2037	7.30%, 8/15/2031	6.88%, 3/5/2038	6.75%, 10/1/2037

MARKET VALUE	$493,617	483,887	431,035	420,235	415,921

% OF NET ASSETS	1.4	1.4	1.2	1.2	1.2

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	98.0%
Short Term Investments	10.0
Other Assets & Liabilities	(8.0)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

29

SPDR Barclays Capital Issuer Scored Corporate Bond ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		THE BANK OF NEW	THERMO FISHER
	METLIFE, INC.	YORK MELLON CORP.,	SCIENTIFIC, INC.,	EASTMAN CHEMICAL CO.,	EXPRESS SCRIPTS, INC.,
DESCRIPTION	6.82%, 8/15/2018	4.30%, 5/15/2014	2.15%, 12/28/2012	3.00%, 12/15/2015	3.13%, 5/15/2016

MARKET VALUE	$116,776	108,013	101,902	100,804	100,439

% OF NET ASSETS	1.0	0.9	0.8	0.8	0.8

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.9%
Short Term Investment	1.0
Other Assets & Liabilities	1.1

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

30

SPDR Barclays Capital Convertible Securities ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Convertible Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets with outstanding issue size greater than $500 million. In seeking to track the performance of the Barclays Capital U.S. Convertible Bond > $500MM Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 20.38%, and the total return for the Index was 21.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses, including brokerage and advisory expenses, and slight variations between the Fund’s holdings and the Index constituents.

The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The Fund owns a large set of the Index constituent holdings. Sources of tracking error or performance deviation are associated with some sampling that is done at the security level of the Fund within the issuers set of outstanding convertible debt. The sampling that does exist combined with the fact that the portfolio has a delta of .7 to the underlying equities contributes to performance variance around the Index. Market volatility in equities is higher than most markets. The Fund has price source tracking potential since the Fund is priced by Reuters and the Index by Barclays. For these reasons the Fund has relatively higher expected tracking error.

To start the month of April, the weeks of political brinksmanship over a Federal government shutdown ended with less than two hours to spare before the budget deadline. The late-night deal cut between Congressional leadership and the White House called for a $38.5 billion decrease in budgetary spending, but later analysis showed the real number to be cut from already-allocated funds was closer to $350 million in 2011. This quieted some about the overall economic impact of the cuts, but energized some others who wanted the cuts to be deeper. So while the spending cuts aren’t helpful to the short-term recovery, they are also not a major drag on growth.

The compromise spending plan, while positive when compared to a shutdown, was so close to the deadline that Standard & Poor’s (“S&P”) ratings agency decided to act, changing the U.S. sovereign credit outlook from “Stable” to “Negative” on April 18th. The change translated into a 1 in 3 chance that the U.S. would lose its coveted AAA rating. The initial concern over this surprise announcement dissipated quickly as market participants saw the S&P move as a helpful wakeup call to the political leaders in Washington.

Risk appetites receded in the month of May, driven by a combination of deteriorating U.S. data and a worsening Euro-zone debt situation. The optimism that was built with the improvement of the U.S. data late last year mostly evaporated and some of the high frequency indicators were moving in the wrong direction, strongly suggesting another “soft patch”. Initial jobless claims appeared to have stalled for the second time in this recovery, consumer confidence was doing no better than trending sideways, home prices resumed their decline, manufacturing lost momentum, and light vehicles sales fell sharply. Contributing to the overall concern, the U.S. Federal debt reached its statutory limit of $14,294 billion in mid-May. The good news was that this constraint wasn’t technically binding quite yet.

Treasury bonds displayed extreme volatility this month as weaker economic data was accompanied by panic and then relief from Europe. The 5-Year U.S. Treasury Note dropped as low as 1.40% before finishing the month at 1.76%. The monthly U.S. employment figures, released on June 3rd came in significantly weaker than expected with the change in nonfarm payrolls increasing by 54,000 on expectations of greater than 165,000. Jobless claims remained stubbornly around the 425,000 mark during the month. Manufacturing indices from the Philadelphia and Dallas regions were much weaker than anticipated.

31

SPDR Barclays Capital Convertible Securities ETF —
Management’s Discussion of Fund Performance (continued)

In addition to weaker U.S. economic data, the instability of peripheral European sovereigns weighed upon the rates and risk markets for the majority of the month. The restructuring of Greece’s debt and the impact that would have on European banks, as well as U.S. money market funds, were flagged as areas of potential concern. The concerns surrounding these issues kept Treasury rates low and spread markets on edge until the last week of the month when the Greek government approved a new round of fiscal austerity thereby eliminating the possibility of a near-term default. Once the vote passed, markets reacted quickly. The yield on the 5-Year Treasury increased 36 bps in 4 days while the option adjusted spread of the Barclays Credit Index dropped from 146 bps to 140 bps over the same timeframe.

The end of June also signaled the end of QE2, the second quantitative easing program that allowed purchases of Treasury securities by the Federal Reserve (Fed). The program was put in place last year to lower interest rates and drive yield-seeking investors into risk assets. The five-year and seven-year Treasury auctions that took place during the last week of the month displayed tepid demand from buyers. It remains to be seen how the demand for U.S. debt is influenced by the removal of the largest purchaser of 2011. Most economists estimate that the Fed purchased about 85% of net issuance over the last eight months.

The Fund owns a large set of the Index constituent holdings. Sources of tracking error or performance deviation are associated with some sampling that is done at the security level of the Fund within the issuers set of outstanding convertible debt. The sampling that does exist combined with the fact that the portfolio has a delta of .7 to the underlying equities contributes to performance variance around the Index. Market volatility in equities is higher than most markets. The Fund has price source tracking potential since the Fund is priced by Reuters and the Index by Barclays. For these reasons the Fund has our highest expected tracking error.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

32

SPDR Barclays Capital Convertible Securities ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/14/09, 4/15/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Convertible Securities ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.4000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			U.S. CONVERTIBLE			U.S. CONVERTIBLE
	NET ASSET	MARKET	BOND >$500MM	NET ASSET	MARKET	BOND >$500MM
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	20.38%	20.33%	21.62%	20.38%	20.33%	21.62%

SINCE INCEPTION (1)	53.37%	53.18%	61.50%	21.31%	21.24%	24.20%

(1)	For the period April 14, 2009 to June 30, 2011.

33

SPDR Barclays Capital Convertible Securities ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

		Barclays Capital
	SPDR Barclays	U.S. Convertible
	Capital Convertible	Bond >
	Securities ETF	$500MM Index
	(a)	(b)
4/14/2009	10000	10000
4/30/2009	10023	10308
5/31/2009	10471	10877
6/30/2009	10624	11040
7/31/2009	11370	11742
8/31/2009	11679	12154
9/30/2009	12184	12690
10/31/2009	12069	12598
11/30/2009	12564	13098
12/31/2009	13000	13556
1/31/2010	12701	13287
2/28/2010	13071	13687
3/31/2010	13620	14263
4/30/2010	13771	14380
5/31/2010	13112	13641
6/30/2010	12741	13278
7/31/2010	13356	13952
8/31/2010	13226	13841
9/30/2010	13876	14534
10/31/2010	14287	15002
11/30/2010	14326	15070
12/31/2010	14819	15592
1/31/2011	15100	15922
2/28/2011	15391	16224
3/31/2011	15367	16221
4/30/2011	15697	16569
5/31/2011	15632	16470
6/30/2011	15337	16150

34

SPDR Barclays Capital Convertible Securities ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		WELLS FARGO & CO.,		BANK OF AMERICA
	GENERAL MOTORS CO.,	SERIES L,	CITIGROUP, INC.,	CORP., SERIES L,	METLIFE, INC.,
DESCRIPTION	4.75%, 12/1/2013	7.50%, 12/31/2049	7.50%, 12/15/2012	7.25%, 12/31/2049	5.00%, 9/11/2013

MARKET VALUE	$36,224,884	31,474,580	29,793,716	24,987,949	24,671,299

% OF NET ASSETS	3.9	3.4	3.2	2.7	2.7

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Convertible Corporate Bonds & Notes	72.3%
Convertible Preferred Stocks	26.2
Common Stocks	0.6
Short Term Investments	11.4
Other Assets & Liabilities	(10.5)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

35

SPDR Barclays Capital Mortgage Backed Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Mortgage Backed Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. agency mortgage pass-through sector of the U.S. investment grade bond market. In seeking to track the performance of the Barclays Capital U.S. MBS Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 3.88%, and the total return for the Index was 3.77%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses, slight variations between the Fund’s holdings and the Index constituents and ownership of to-be-announced (TBA) securities versus MBS pools. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the year ending June 30, 2011, agency mortgages outperformed comparable duration treasuries by 242 basis points. The past year was notable for the relative lack of prepayments from existing borrowers even when mortgage rates dipped significantly. For example, in October 2010, the 10-Year Treasury rate dropped to a 2.40% yield. While prepayments did increase with the lower mortgage rates available at the time, many borrowers were locked out of refinancing as negative home equity, tougher appraisals and more diligent underwriting prevented them from qualifying. In addition, the government agencies that backstop the mortgages have increased fees over the past year making it more costly for borrowers to refinance. The lower prepayment risk embedded in the securities was one of the driving factors in the strong performance of mortgages versus treasuries.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

36

SPDR Barclays Capital Mortgage Backed Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/15/09, 1/27/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Mortgage Backed Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.3200%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET	BARCLAYS CAPITAL
	VALUE	VALUE	BARCLAYS CAPITAL U.S. MBS INDEX	VALUE	VALUE	U.S. MBS INDEX

ONE YEAR	3.88%	3.69%	3.77%	3.88%	3.69%	3.77%

SINCE INCEPTION (1)	14.21%	14.08%	13.73%	5.55%	5.51%	5.38%

(1)	For the period January 15, 2009 to June 30, 2011.

37

SPDR Barclays Capital Mortgage Backed Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR Barclays
	Capital Mortgage	Barclays Capital
	Backed Bond	U.S. MBS
	ETF (a)	Index (b)
1/15/2009	10000	10000
1/31/2009	9919	9928
2/28/2009	9973	9986
3/31/2009	10108	10127
4/30/2009	10131	10156
5/31/2009	10145	10185
6/30/2009	10151	10197
7/31/2009	10252	10281
8/31/2009	10313	10350
9/30/2009	10394	10433
10/31/2009	10477	10507
11/30/2009	10619	10641
12/31/2009	10467	10491
1/31/2010	10622	10631
2/28/2010	10638	10650
3/31/2010	10648	10653
4/30/2010	10700	10717
5/31/2010	10855	10837
6/30/2010	10994	10958
7/31/2010	11098	11053
8/31/2010	11106	11069
9/30/2010	11061	11027
10/31/2010	11181	11135
11/30/2010	11167	11115
12/31/2010	11101	11055
1/31/2011	11109	11060
2/28/2011	11130	11087
3/31/2011	11166	11118
4/30/2011	11293	11240
5/31/2011	11425	11361
6/30/2011	11421	11373

38

SPDR Barclays Capital Mortgage Backed Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	FANNIE MAE,	FANNIE MAE,	FANNIE MAE,	FANNIE MAE,	FREDDIE MAC,
DESCRIPTION	4.00%, 30YR TBA	4.50%, 30YR TBA	5.50%, 30YR TBA	5.00%, 30YR TBA	5.00%, 30YR TBA

MARKET VALUE	$3,351,047	2,897,562	2,704,297	2,656,250	2,652,344

% OF NET ASSETS	9.4	8.2	7.6	7.5	7.5

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

U.S. Government Agency MBS TBA	99.4%
Short Term Investment	100.1
Other Assets & Liabilities	(99.5)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

39

SPDR Barclays Capital Aggregate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Aggregate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market. In seeking to track the performance of the Barclays Capital U.S. Aggregate Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 3.83%, and the total return for the Index was 3.90%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance was within expected tracking error.

To start the month of April, the weeks of political brinksmanship over a Federal government shutdown ended with less than two hours to spare before the budget deadline. The late-night deal cut between Congress and the White House called for a $38.5 billion decrease in budgetary spending, but later analysis showed the real number to be cut from already-allocated funds was closer to $350 million in 2011. This quieted some discussion about the overall economic impact of the cuts, but energized some others who wanted the cuts to be deeper. So while the spending cuts aren’t helpful to the short-term recovery, they are also not expected to be a major drag on growth.

Risk appetites receded in the month of May, driven by a combination of deteriorating U.S. data and a worsening Euro-zone debt situation. The optimism that was built with the improvement of the U.S. data late last year for the most part evaporated, and some of the high frequency indicators were moving in the wrong direction. Initial jobless claims appeared to have stalled for the second time in this recovery, consumer confidence was doing no better than trending sideways, home prices resumed their decline, manufacturing lost momentum, and light vehicles sales fell sharply. Contributing to the overall concern, the U.S. Federal debt reached its statutory limit of $14,294 billion in mid-May.

Treasury bonds displayed extreme volatility as weaker economic data was accompanied by panic and then relief from Europe. The 5-Year U.S. Treasury Note dropped as low as 1.40% before finishing the month at 1.76%. Monthly U.S. employment figures, released on June 3rd came in significantly weaker than expected with the change in nonfarm payrolls increasing by 54,000 on expectations of greater than 165,000. Jobless claims remained stubbornly around the 425,000 mark during the month. Manufacturing indices from the Philadelphia and Dallas regions were much weaker than anticipated.

In addition to weaker U.S. economic data, the instability of peripheral European sovereigns weighed upon the rates and risk markets for much of the month. The restructuring of Greece’s debt and the impact that would have on European banks, as well as U.S. money market funds, were flagged as areas of potential concern. The concern surrounding these issues kept Treasury rates low and spread markets on edge until the last week of the month when the Greek government approved a new round of fiscal austerity thereby eliminating the possibility of a near-term default. Once the vote passed, markets reacted quickly. The yield on the 5-Year Treasury increased 36 bps in 4 days while the option adjusted spread of the Barclays Credit Index dropped from 146 bps to 140 bps over the same timeframe.

The end of June also signaled the end of QE2, the second quantitative easing program that allowed purchases of Treasury securities by the Federal Reserve. The program was put in place last year to lower interest rates and drive yield-seeking investors into risk assets. The five-year and seven-year Treasury auctions that took place during the last week of the month displayed tepid demand from buyers. It remains to be seen how the demand for U.S. debt is influenced by the removal of the largest purchaser of 2011. Most economists estimate that the Fed purchased about 85% of net issuance over the last eight months.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

40

SPDR Barclays Capital Aggregate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Aggregate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.2245%.*

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	U.S. AGGREGATE	NET ASSET	MARKET	U.S. AGGREGATE
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	3.83%	3.99%	3.90%	3.83%	3.99%	3.90%

THREE YEARS	21.43%	21.15%	20.65%	6.69%	6.60%	6.46%

SINCE INCEPTION (1)	29.42%	29.55%	28.77%	6.48%	6.51%	6.36%

(1)	For the period May 23, 2007 to June 30, 2011.
*	SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.1345% until October 31, 2011.

41

SPDR Barclays Capital Aggregate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR Barclays
	Capital Aggregate	Barclays Capital
	Bond ETF	U.S. Aggregate
	(a)	Index (b)
5/25/2007	10000	10000
5/30/2007	9983	9993
6/30/2007	9948	9963
7/31/2007	10017	10046
8/31/2007	10158	10169
9/30/2007	10240	10247
10/31/2007	10331	10339
11/30/2007	10522	10525
12/31/2007	10499	10554
1/31/2008	10739	10732
2/28/2009	10779	10747
3/31/2008	10790	10783
4/30/2008	10753	10761
5/31/2008	10660	10682
6/30/2008	10657	10673
7/31/2008	10660	10665
8/31/2008	10764	10766
9/30/2008	10627	10622
10/31/2008	10434	10371
11/30/2008	10875	10708
12/31/2008	11254	11108
1/31/2009	11155	11010
2/28/2009	11104	10968
3/31/2009	11224	11121
4/30/2009	11236	11174
5/31/2009	11331	11256
6/30/2009	11397	11320
7/31/2009	11582	11502
8/31/2009	11686	11622
9/30/2009	11807	11744
10/31/2009	11863	11801
11/30/2009	12025	11953
12/31/2009	11829	11767
1/31/2010	12009	11947
2/28/2010	12049	11991
3/31/2010	12045	11977
4/30/2010	12158	12101
5/31/2010	12263	12203
6/30/2010	12465	12395
7/31/2010	12605	12527
8/31/2010	12754	12689
9/30/2010	12772	12703
10/31/2010	12820	12749
11/30/2010	12753	12676
12/31/2010	12618	12536
1/31/2011	12627	12554
2/28/2011	12654	12585
3/31/2011	12662	12593
4/30/2011	12822	12753
5/31/2011	12987	12919
6/30/2011	12942	12877

42

SPDR Barclays Capital Aggregate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	FANNIE MAE,	FREDDIE MAC,	FANNIE MAE,	FANNIE MAE,	U.S. TREASURY NOTES,
DESCRIPTION	5.50%, 30YR TBA	5.00%, 30YR TBA	4.50%, 30YR TBA	4.00%, 30YR TBA	3.13%, 5/15/2019

MARKET VALUE	$11,898,906	11,139,844	7,243,906	6,001,875	5,678,309

% OF NET ASSETS	4.6	4.3	2.8	2.3	2.2

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	32.0%
U.S. Government Agency MBS TBA	31.9
Corporate Bonds & Notes	22.2
U.S. Government Agency Obligations	7.3
Commercial Mortgage Backed Securities	2.2
Foreign Government Obligations	1.7
Municipal Bonds & Notes	0.7
Asset Backed	0.3
Short Term Investments	39.2
Other Assets & Liabilities	(37.5)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

43

SPDR Nuveen Barclays Capital Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes. In seeking to track the performance of the Barclays Capital Municipal Managed Money Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 3.33%, and the total return for the Index was 3.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The economy has exhibited lackluster growth in recent quarters. Employment growth is weak and housing remains flat at best. The overall rate of inflation has risen in recent months; however, core inflation is barely higher than a year ago. The slowing in the economy has caused a shift in the timing of inflation expectations with most investors expecting inflation to remain low for the near term, but concerned whether the effects of accommodative policies can be reversed quickly enough if the economy strengthens. Short municipal rates are lower than a year ago, but higher for maturities of 10 years and longer. The result is a municipal curve that is steeper than it was a year ago, and it is steeper than it has been on average over the last ten years. Tax-exempt volume, which had been limited in 2010 because of the extensive use of taxable Build America Bonds, drifted lower in the first half of 2011. Investors have been taking money out of municipal bond mutual funds since October 2010. According to the latest report from the U.S. Census Bureau, total state and local tax receipts in the first quarter of 2011 were 4.7% higher than in the same period in 2010.

As an index strategy, very few specific holdings stand out as providing large deviations from the Fund as a whole or that of the underlying Index. Most notable was the downgrading of New Jersey Transportation Trust Fund by both Moody’s and Standard & Poor’s to A1 and A+ respectively. These bonds were the worst individual performers over the past year. In general, longer maturity zero coupon and lower coupon bonds did poorly as the curve steepened. On the upside, bonds of Douglas County School District Colorado, Las Vegas Water District and Central Bucks Pennsylvania were either pre-refunded or escrowed during the period. The bonds of California State Department of Water were upgraded by Fitch to AA.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

44

SPDR Nuveen Barclays Capital Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/11/07, 9/13/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.3000%.*

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	MUNICIPAL MANAGED	NET ASSET	MARKET	MUNICIPAL MANAGED
	VALUE	VALUE	MONEY INDEX	VALUE	VALUE	MONEY INDEX

ONE YEAR	3.33%	2.65%	3.46%	3.33%	2.65%	3.46%

THREE YEARS	17.79%	17.49%	18.92%	5.61%	5.52%	5.95%

SINCE INCEPTION (1)	18.65%	18.02%	20.08%	4.60%	4.45%	4.93%

(1)	For the period September 11, 2007 to June 30, 2011.
*	SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.2300% until October 31, 2011. Until October 31, 2010, the Advisor limited its management fee to the extent necessary to limit annual operating expenses to .2000%.

45

SPDR Nuveen Barclays Capital Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR Nuveen	Barclays Capital
	Barclays Capital	Municipal Managed
	Municipal Bond	Money Index
	ETF (a)	(b)
9/11/2007	10000	10000
9/30/2007	9928	9952
10/31/2007	9967	9995
11/30/2007	10068	10082
12/31/2007	10120	10119
1/31/2008	10252	10231
2/28/2009	9697	9660
3/31/2008	9994	10011
4/30/2008	10143	10162
5/31/2008	10208	10230
6/30/2008	10073	10097
7/31/2008	10128	10151
8/31/2008	10264	10290
9/30/2008	9735	9744
10/31/2008	9726	9737
11/30/2008	9811	9813
12/31/2008	10088	10105
1/31/2009	10397	10472
2/28/2009	10428	10499
3/31/2009	10434	10510
4/30/2009	10646	10721
5/31/2009	10704	10784
6/30/2009	10583	10670
7/31/2009	10753	10841
8/31/2009	10914	11011
9/30/2009	11298	11412
10/31/2009	10996	11117
11/30/2009	11133	11245
12/31/2009	11150	11264
1/31/2010	11199	11313
2/28/2010	11325	11434
3/31/2010	11257	11374
4/30/2010	11372	11500
5/31/2010	11482	11605
6/30/2010	11482	11607
7/31/2010	11653	11775
8/31/2010	11975	12101
9/30/2010	11930	12052
10/31/2010	11839	11974
11/30/2010	11579	11716
12/31/2010	11304	11449
1/31/2011	11227	11376
2/28/2011	11433	11589
3/31/2011	11396	11537
4/30/2011	11637	11790
5/31/2011	11862	12008
6/30/2011	11865	12008

46

SPDR Nuveen Barclays Capital Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	NEW YORK, NY,	MILWAUKEE, WI,		CALIFORNIA, STATE
	TRIBOROUGH BRIDGE &	GENERAL OBLIGATION,	WASHINGTON, STATE	DEPARTMENT
	TUNNEL AUTHORITY	PROMISORY NOTES,	GENERAL OBLIGATION,	OF WATER RESOURCES	HARRIS COUNTY, TX,
	REVENUE, SERIES A-2,	SERIES N1,	SERIES R,	REVENUE, SERIES L,	GENERAL OBLIGATION,
DESCRIPTION	5.00%, 11/15/2029	5.00%, 2/1/2019	5.00%, 7/1/2016	5.00%, 5/1/2020	5.00%, 10/1/2024

MARKET VALUE	$13,285,453	12,851,193	11,706,900	11,665,800	11,191,300

% OF NET ASSETS	1.5	1.5	1.3	1.3	1.3

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	98.7%
Short Term Investment	0.1
Other Assets & Liabilities	1.2

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

47

SPDR Nuveen Barclays Capital California Municipal Bond ETF  —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital California Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from federal and California state income taxes. In seeking to track the performance of the Barclays Capital Managed Money Municipal California Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 3.23%, and the total return for the Index was 3.52%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund has lagged its underlying Index by 0.29% over the last 12 months. Of the 0.29% difference between the Fund and the Index, 0.20% represents management fee. Trading costs and deploying this cash accounts for some degree of slippage versus the Index. We employ a large degree of sampling in this Fund. On June 30, 2011 the underlying Index had 1,884 constituents while the fund held slightly over 90 of these names. The Fund seeks to match the duration, convexity coupon, state and sector distributions as best as possible, however, the Fund never expects to obtain an exact match at any given time. The Fund’s performance was within expected tracking error.

The economy has exhibited lackluster growth in recent quarters. Employment growth is weak and housing remains flat at best. The overall rate of inflation has risen in recent months; however, core inflation is barely higher than a year ago. The slowing in the economy has caused a shift in the timing of inflation expectations with most investors expecting inflation to remain low for the near term, but concerned whether the effects of accommodative policies can be reversed quickly enough if the economy strengthens. Short municipal rates are lower than a year ago, but higher for maturities of 10 years and longer. The result is a municipal curve that is steeper than it was a year ago, and it is steeper than it has been on average over the last ten years. Tax-exempt volume, which had been limited in 2010 because of the extensive use of taxable Build America Bonds, drifted even lower in the first half of 2011. Investors have been pulling money out of municipal bond mutual funds since October 2010. According to the latest report from the U.S. Census Bureau, total state and local tax receipts in the first quarter of 2011 were 4.7% higher than in the same period in 2010.

As an index strategy, very few specific holdings stand out as providing large deviations from the portfolio as a whole or that of the underlying Index. The zero coupon bonds of San Marcos School Finance Authority experienced volatile price action during the year yet finished up nicely providing greater than Index returns. The bonds of California State Department of Water were upgraded by Fitch to AA. In general, coupons in the 4% to 4.75% range with long final maturities were the worst performers.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

48

Spdr Nuveen Barclays Capital California Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital California Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.2000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			MANAGED MONEY			MANAGED MONEY
	NET ASSET	MARKET	MUNICIPAL	NET ASSET	MARKET	MUNICIPAL
	VALUE	VALUE	CALIFORNIA INDEX	VALUE	VALUE	CALIFORNIA INDEX

ONE YEAR	3.23%	2.34%	3.52%	3.23%	2.34%	3.52%

THREE YEARS	16.54%	14.49%	17.26%	5.23%	4.61%	5.45%

SINCE INCEPTION (1)	17.17%	16.22%	18.22%	4.35%	4.12%	4.59%

(1)	For the period October 10, 2007 to June 30, 2011.

49

SPDR Nuveen Barclays Capital California Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR Nuveen
	Barclays Capital	Barclays Capital
	California Municipal	Managed Money
	Bond ETF	Municipal California
	(a)	Index (b)
10/10/2007	10000	10000
10/31/2007	10014	10100
11/30/2007	10093	10149
12/31/2007	10130	10173
1/31/2008	10184	10213
2/28/2009	9600	9618
3/31/2008	9939	9960
4/30/2008	10110	10156
5/31/2008	10195	10236
6/30/2008	10054	10080
7/31/2008	10075	10094
8/31/2008	10202	10251
9/30/2008	9597	9644
10/31/2008	9554	9580
11/30/2008	9538	9549
12/31/2008	9774	9818
1/31/2009	10111	10173
2/28/2009	10215	10258
3/31/2009	10147	10195
4/30/2009	10395	10444
5/31/2009	10470	10524
6/30/2009	10257	10317
7/31/2009	10401	10486
8/31/2009	10741	10792
9/30/2009	11290	11354
10/31/2009	10909	10953
11/30/2009	10924	10985
12/31/2009	10979	11038
1/31/2010	11008	11107
2/28/2010	11150	11233
3/31/2010	11120	11222
4/30/2010	11300	11408
5/31/2010	11380	11469
6/30/2010	11351	11418
7/31/2010	11532	11621
8/31/2010	11963	12038
9/30/2010	11932	11993
10/31/2010	11793	11879
11/30/2010	11371	11513
12/31/2010	10992	11179
1/31/2011	10894	11049
2/28/2011	11191	11296
3/31/2011	11098	11219
4/30/2011	11426	11522
5/31/2011	11716	11810
6/30/2011	11717	11822

50

SPDR Nuveen Barclays Capital California Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	LOS ANGELES COUNTY,		LOS ANGELES COUNTY,
	CA, METROPOLITAN	LOS ANGELES, CA,	CA, METROPOLITAN
	TRANSPORTATION	UNIFIED SCHOOL	TRANSPORTATION	CALIFORNIA, STATE	UNIVERSITY OF
	AUTHORITY, SALES	DISTRICT, GENERAL	AUTHORITY, SALES	DEPARTMENT OF WATER	CALIFORNIA,
	TAX REVENUE,	OBLIGATION, SERIES	TAX REVENUE,	RESOURCES, SERIES M	REVENUE, SERIES E
DESCRIPTION	5.00%, 7/1/2026	KY 5.00%, 7/1/2015	5.00%, 6/1/2020	4.00%, 5/1/2019	4.00%, 5/15/2019

MARKET VALUE	$2,628,188	2,614,695	2,207,800	2,198,400	2,198,317

% OF NET ASSETS	3.6	3.6	3.0	3.0	3.0

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	98.4%
Short Term Investment	1.7
Other Assets & Liabilities	(0.1)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

51

SPDR Nuveen Barclays Capital New York Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital New York Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes. In seeking to track the performance of the Barclays Capital Managed Money Municipal New York Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 2.55%, and the total return for the Index was 3.09%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund has lagged its underlying Index by 0.54% over the last 12 months. Of the 0.54% difference between the fund and the Index, 0.20% represents management fees. Trading costs and deploying this cash accounts for some degree of slippage versus the Index. We employ a large degree of sampling in this Fund. On June 30, 2011 the underlying Index had 2,723 constituents while the Fund held slightly over 70 of these names. We seek to match the duration, convexity coupon, state and sector distributions as best as possible, however, the Fund never expects to obtain an exact match at any given time. The Fund’s performance was within expected tracking error.

The economy has exhibited lackluster growth in recent quarters. Employment growth is weak and housing remains flat at best. The overall rate of inflation has risen in recent months; however, core inflation is barely higher than a year ago. The slowing in the economy has caused a shift in the timing of inflation expectations with most investors expecting inflation to remain low for the near term, but concerned whether the effects of accommodative policies can be reversed quickly enough if the economy strengthens. Short municipal rates are lower than a year ago, but higher for maturities of 10 years and longer. The result is a municipal curve that is steeper than it was a year ago, and it is steeper than it has been on average over the last ten years. Tax-exempt volume, which had been limited in 2010 because of the extensive use of taxable Build America Bonds, drifted even lower in the first half of 2011. Investors have been taking money out of municipal bond mutual funds since October 2010. According to the latest report from the U.S. Census Bureau, total state and local tax receipts in the first quarter of 2011 were 4.7% higher than in the same period in 2010.

As an index strategy, very few specific holdings stand out as providing large deviations from the Fund as a whole or that of the underlying Index. Consistent with the steepening of the municipal yield curve, the worst performers in the Fund were low coupon long maturity holdings. Specifically examples are: New York State Dormitory Authority (Vassar College) 4.25% due 2039 and New York Power Authority 4.50% due 2047. The best performing bonds in the Fund were shorter intermediates of 5 to 8 years in maturity. Examples would be New York State Dormitory Authority Personal Income Tax 5% due 2017 & 2018 and Puerto Rico Electric Power Authority 5% due 2016.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

52

SPDR Nuveen Barclays Capital New York Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/11/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital New York Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.2000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

						BARCLAYS CAPITAL
			BARCLAYS CAPITAL			MANAGED MONEY
	NET ASSET	MARKET	MANAGED MONEY MUNICIPAL	NET ASSET	MARKET	MUNICIPAL
	VALUE	VALUE	NEW YORK INDEX	VALUE	VALUE	NEW YORK INDEX

ONE YEAR	2.55%	2.32%	3.09%	2.55%	2.32%	3.09%

THREE YEARS	16.38%	15.74%	17.04%	5.19%	4.99%	5.38%

SINCE INCEPTION (1)	17.64%	17.48%	18.34%	4.46%	4.42%	4.63%

(1)	For the period October 11, 2007 to June 30, 2011.

53

SPDR Nuveen Barclays Capital New York Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR Nuveen	Barclays Capital
	Barclays Capital	Managed Money
	New York	Municipal New
	Municipal Bond	York Index
	ETF (a)	(b)
10/11/2007	10000	10000
10/31/2007	10032	10100
11/30/2007	10103	10147
12/31/2007	10115	10171
1/31/2008	10239	10237
2/28/2009	9697	9644
3/31/2008	10017	9996
4/30/2008	10166	10171
5/31/2008	10228	10239
6/30/2008	10108	10111
7/31/2008	10147	10161
8/31/2008	10266	10278
9/30/2008	9668	9666
10/31/2008	9642	9620
11/30/2008	9624	9582
12/31/2008	9868	9811
1/31/2009	10199	10228
2/28/2009	10279	10274
3/31/2009	10271	10258
4/30/2009	10493	10492
5/31/2009	10547	10555
6/30/2009	10461	10482
7/31/2009	10641	10658
8/31/2009	10814	10848
9/30/2009	11246	11312
10/31/2009	10938	10960
11/30/2009	11043	11070
12/31/2009	11108	11097
1/31/2010	11153	11164
2/28/2010	11279	11273
3/31/2010	11252	11229
4/30/2010	11365	11386
5/31/2010	11470	11494
6/30/2010	11471	11479
7/31/2010	11629	11660
8/31/2010	11925	11973
9/30/2010	11893	11938
10/31/2010	11821	11858
11/30/2010	11536	11567
12/31/2010	11239	11306
1/31/2011	11130	11209
2/28/2011	11325	11403
3/31/2011	11295	11363
4/30/2011	11538	11613
5/31/2011	11766	11841
6/30/2011	11764	11834

54

SPDR Nuveen Barclays Capital New York Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

NEW YORK, STATE
	NEW YORK, NY,		NEW YORK, STATE		DORMITORY AUTHORITY
	MUNICIPAL WATER		LOCAL GOVERNMENT	NEW YORK, STATE	REVENUE, SCHOOL
	FINANCE	OYSTER BAY, NY,	ASSISTANCE CORP.	DORMITORY AUTHORITY	DISTRICTS,
	AUTHORITY REVENUE,	GENERAL OBLIGATION,	REVENUE,	REVENUE, SERIES A,	SERIES C,
DESCRIPTION	5.00%, 6/15/2032	4.00%, 8/15/2026	5.00%, 4/1/2019	5.00%, 7/1/2038	5.00%, 10/1/2031

MARKET VALUE	$1,043,770	755,266	667,806	654,186	612,546

% OF NET ASSETS	4.2	3.1	2.7	2.7	2.5

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	94.9%
Short Term Investments	3.9
Other Assets & Liabilities	1.2

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

55

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market that is exempt from federal income taxes. In seeking to track the performance of the Barclays Capital Managed Money Municipal Short Term Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 2.33%, and the total return for the Index was 2.65%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents. The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund has lagged its underlying Index by 0.32% over the last 12 months. Of the 0.32% difference between the Fund and the Index, 0.20% represents the management fee. Growth of the Fund continues to be strong and deploying this cash has caused some degree of slippage versus the Index while investing cash. We employ a large degree of sampling in this Fund. On June 30, 2011 the underlying Index had 3,491 constituents while the Fund held slightly less than 350 of these names. The Fund seeks to match the duration, convexity coupon, state and sector distributions as best as possible, however, the Fund never expects to obtain an exact match at any given time.

The economy has exhibited lackluster growth in recent quarters. Employment growth is weak and housing remains flat at best. The overall rate of inflation has risen in recent months; however, core inflation is barely higher than a year ago. The slowing in the economy has caused a shift in the timing of inflation expectations with most investors expecting inflation to remain low for the near term, but concerned whether the effects of accommodative policies can be reversed quickly enough if the economy strengthens. Short municipal rates are lower than a year ago, but higher for maturities of 10 years and longer. The result is a municipal curve that is steeper than it was a year ago, and it is steeper than it has been on average over the last ten years.

Tax-exempt volume, which had been limited in 2010 because of the extensive use of taxable Build America Bonds, drifted lower in the first half of 2011. Investors have been taking money out of municipal bond mutual funds since October 2010. According to the latest report from the U.S. Census Bureau, total state and local tax receipts in the first quarter of 2011 were 4.7% higher than in the same period in 2010.

As an index strategy, very few specific holdings stand out as providing large deviations from the Fund as a whole or that of the underlying Index. Most notable was the downgrading of Nassau County New York by Moody’s to A1. The bonds of California State Department of Water were upgraded by Fitch to AA.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

56

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.2000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			MANAGED MONEY			MANAGED MONEY
	NET ASSET	MARKET	MUNICIPAL SHORT TERM	NET ASSET	MARKET	MUNICIPAL SHORT TERM
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	2.33%	2.42%	2.65%	2.33%	2.42%	2.65%

THREE YEARS	12.68%	12.63%	13.90%	4.06%	4.04%	4.43%

SINCE INCEPTION (1)	16.25%	16.39%	18.58%	4.13%	4.16%	4.68%

(1)	For the period October 10, 2007 to June 30, 2011.

57

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VAULE)

58

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

MONTGOMERY
	NEW YORK, TRIBOROUGH	VIRGINIA, STATE	COUNTY, MD,	ARKANSAS, STATE	SOUTH CAROLINA,
	BRIDGE & TUNNEL	COMMONWEALTH	GENERAL	HIGHWAY GRANT	STATE GENERAL
	AUTHORITY REVENUE,	TRANSPORTATION	OBLIGATION,	ANTICIPATION & TAX	OBLIGATION,
	SERIES A-1	BOARD,	SERIES A	REVENUE,	SERIES A
DESCRIPTION	4.00%, 11/15/2038	5.00%, 5/15/2016	5.00%, 8/1/2015	4.00%, 8/1/2014	4.00%, 6/1/2015

MARKET VALUE	$20,924,000	18,836,757	18,807,425	18,656,990	16,718,100

% OF NET ASSETS	1.6	1.4	1.4	1.4	1.3

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	99.6%
Short Term Investments	0.4
Other Assets & Liabilities	(0.0)**

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

59

SPDR Nuveen S&P VRDO Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen S&P VRDO Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of variable rate demand obligations (“VRDOs”) issued by municipalities. In seeking to track the performance of the S&P National AMT-Free Municipal VRDO Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 0.81%, and the total return for the Index was 0.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund has outperformed its underlying Index by 0.48% over the last 12 months. The 0.48% is in excess of the 0.20% management fee. The Fund holdings consist entirely of weekly reset variable rate demand notes. These notes trade at par and the coupon resets each week. Any trading costs are captured in the net coupon received. The securities held in the Fund currently yield more than that of the overall Index. We employ a large degree of sampling in this Fund. On June 30, 2011 the underlying Index had 225 constituents while the Fund held 26 of these names.

The economy has exhibited lackluster growth in recent quarters. Employment growth is weak and housing remains flat at best. The overall rate of inflation has risen in recent months; however, core inflation is barely higher than a year ago. The slowing in the economy has caused a shift in the timing of inflation expectations with most investors expecting inflation to remain low for the near term, but concerned whether the effects of accommodative policies can be reversed quickly enough if the economy strengthens. Short municipal rates are lower than a year ago, but higher for maturities of 10 years and longer. The result is a municipal curve that is steeper than it was a year ago, and it is steeper than it has been on average over the last ten years. Tax-exempt volume, which had been limited in 2010 because of the extensive use of taxable Build America Bonds, drifted lower in the first half of 2011. Investors have been pulling money out of municipal bond mutual funds since October 2010. According to the latest report from the U.S. Census Bureau, total state and local tax receipts in the first quarter of 2011 were 4.7% higher than in the same period in 2010.

While the Fund is an index strategy, there is currently a high degree of yield variability within the constituents of the Index. For example the yield range of the Index on 06/30/11 was 0.02% to 5.20%. The Fund yield range was 0.06% to 5.20%. While all holdings in the Fund are in the underlying Index, the percentage held in each name is expected to produce a yield differential between the Index and the Fund.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

60

SPDR Nuveen S&P VRDO Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/23/09, 9/24/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen S&P VRDO Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.2000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET	S&P NATIONAL AMT-FREE
	VALUE	VALUE	S&P NATIONAL AMT-FREE MUNICIPAL VRDO INDEX	VALUE	VALUE	MUNICIPAL VRDO INDEX

ONE YEAR	0.81%	0.91%	0.33%	0.81%	0.91%	0.33%

SINCE INCEPTION (1)	1.04%	0.87%	0.58%	0.59%	0.49%	0.32%

(1)	For the period September 23, 2009 to June 30, 2011.

61

SPDR Nuveen S&P VRDO Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

62

SPDR Nuveen S&P VRDO Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

CALIFORNIA,
EAST BAY
MUNICIPAL
		CHICAGO, IL,	CALIFORNIA, STATEWIDE	CHARLOTTE, NC,	UTILITY
	OHIO, STATE HIGHER	BOARD OF	COMMUNITIES	HEALTH CARE	DISTRICT, WATER
	EDUCATIONAL FACILITY	EDUCATION, GENERAL	DEVELOPMENT	SYSTEMS	SYSTEM
	COMMISSION REVENUE	OBLIGATION, SERIES B	AUTHORITY REVENUE	REVENUE, SERIES F	REVENUE, SERIES A
DESCRIPTION	0.75%, 9/1/2036	2.75%, 3/1/2032	5.20%, 4/1/2033	2.00%, 1/15/2042	1.85%, 6/1/2025

MARKET VALUE	$485,000	430,000	400,000	400,000	400,000

% OF NET ASSETS	5.4	4.8	4.4	4.4	4.4

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	95.0%
Short Term Investments	4.9
Other Assets & Liabilities	0.1

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

63

SPDR Nuveen S&P High Yield Municipal Bond ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

LOUISIANA, STATE
	HARBOR POINT	ENVIRONMENTAL
	INFRASTRUCTURE	FACILITIES &
	IMPROVEMENT	COMMUNITY
	DISTRICT, CT, SPECIAL	DEVELOPMENT	CENTRAL TEXAS		CALIFORNIA,
	OBLIGATION	REVENUE,	REGIONAL MOBILITY	COOK COUNTY, IL,	STATE GENERAL
	REVENUE, SERIES A	SERIES A-1 6.50%,	AUTHORITY REVENUE	REVENUE	OBLIGATION
DESCRIPTION	7.88%, 4/1/2039	11/1/2035	5.75%, 1/1/2025	6.50%, 10/15/2040	5.00%, 2/1/2025

MARKET VALUE	$1,075,540	1,035,020	1,029,790	1,027,010	1,025,630

% OF NET ASSETS	2.3	2.2	2.2	2.2	2.2

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	97.9%
Short Term Investments	0.3
Other Assets &Liabilities	1.8

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

64

SPDR Nuveen Barclays Build America Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital Build America Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for taxable municipal securities with respect to which the issuer has made an irrevocable election to designate the bonds as “Qualified Bonds” under the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“direct pay Build America Bonds”). In seeking to track the performance of the Barclays Capital Build America Bond Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 6.22%, and the total return for the Index was 7.58%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to fund expenses and transaction costs, cash drag and variations between the Fund’s holdings and the Index constituents. The Fund attempted to own as many Index holdings as possible and relied on representative sampling when it could not source particular bonds.

Despite the slowing economy, Build America Bonds (BABS) have posted two very strong quarters of performance in a row, as spreads have meaningfully tightened following the discontinuation of the program. With no new issuance in the primary market, spreads in the secondary rallied meaningfully as these instruments continue to enjoy a scarcity premium. For instance, late in the fourth quarter of 2010, New Jersey (NJ) Turnpike issued a deal which priced at a spread of +262.5 to the long bond. This same deal traded at a spread of +145 in the secondary at the end of the performance period. Generally speaking dealers continue to be aggressive bids for paper, but have very few axed offerings.

While BABS have enjoyed a very positive performance profile in the most recent two quarters — primarily explained by scarcity of new issuance — the two quarters prior (the third and fourth quarters of 2010) witnessed the opposite phenomena — very heavy supply. Colorful adjectives were used throughout the fourth quarter to describe the expected onslaught of supply — ’BABalanche’ or ’BABathon’ among the more commonly used. Not surprisingly, the new issue supply lived up to expectations; indeed, as the quarter unfolded and greater uncertainty was cast over continuation of the program, a greater number of issuers than originally forecast brought new issue supply — seeking to take advantage of the relative cost savings versus traditional tax-free municipal debt. Consider that for October, a new monthly record was set for taxable municipal bond market share (as a percentage of the overall municipal market), with 38%, or $14.2 billion of issuance. Each of November and December then proceeded to break the newly established monthly records, with $16.8 billion and $16.9 billion of new issuance, respectively. Since the inception of the BABS market, issuance has totaled $187.6 billion.

As an index strategy, very few specific holdings stand out as providing large deviations from the Fund as a whole or that of the underlying Index. As of the end of the Reporting Period, and as mentioned above, the Fund held 147 of the 194 bonds in the Index, or just over 75% of the Index. Generally speaking, the best performing bonds were those bonds issued late in the fourth quarter. As it become certain that the program would not be extended, issuers rushed to place their deals before December 31st. As supply greatly exceeded demand during this period, issuers cheapened their deals to clear the market. These deals — most notably the NJ Turnpike deal issued in the waning days of the program — have been the best performing deals in a market with no new issue calendar.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

65

SPDR Nuveen Barclays Capital Build America Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/12/10, 5/13/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital Build America Bond ETF as stated in the Fees and Expenses table of the prospectus dated May 12, 2010 is 0.3500%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	BARCLAYS CAPITAL	NET ASSET	MARKET	BARCLAYS CAPITAL
	VALUE	VALUE	BUILD AMERICA BOND INDEX	VALUE	VALUE	BUILD AMERICA BOND INDEX

ONE YEAR	6.22%	5.00%	7.58%	6.22%	5.00%	7.58%

SINCE INCEPTION (1)	7.99%	7.06%	9.27%	7.00%	6.18%	8.12%

(1)	For the period May 12, 2010 to June 30, 2011.

66

SPDR Nuveen Barclays Capital Build America Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALIUE)

67

SPDR Nuveen Barclays Capital Build America Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

				NEW JERSEY,
	CALIFORNIA, STATE	CALIFORNIA, STATE	CALIFORNIA, STATE	STATE TURNPIKE	CALIFORNIA, STATE
	GENERAL OBLIGATION,	GENERAL OBLIGATION,	GENERAL OBLIGATION,	AUTHORITY REVENUE,	GENERAL OBLIGATION,
DESCRIPTION	7.55%, 4/1/2039	7.30%, 10/1/2039	7.70%, 11/1/2030	7.10%, 1/1/2041	7.50%, 4/1/2034

MARKET VALUE	$1,172,969	886,992	867,736	738,353	678,600

% OF NET ASSETS	3.8	2.9	2.8	2.4	2.2

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	98.0%
Short Term Investments	0.4
Other Assets & Liabilities	1.6

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

68

SPDR DB International Government Inflation-Protected Bond ETF —
Management’s Discussion of Fund Performance

The SPDR DB International Government Inflation-Protected Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States. In seeking to track the performance of the DB Global Government ex-US Inflation-Linked Bond Capped Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 21.61%, and the total return for the Index was 22.50%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents. The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The performance of the Index in any period is primarily driven by real yield changes, inflation accruals, currency movements, and real coupon accrual. During the Reporting Period, the Index return was led by the appreciation of foreign currencies versus the U.S. dollar. Historically low U.S. interest rates along with a second round of quantitative easing from the Federal Reserve caused portfolio flows out of U.S. dollar assets and into other currencies. These currency moves serve to add to the Index performance when measured in U.S. dollars due to the un-hedged index construction. Inflation accruals also contributed positively to Index returns with headline inflation surprising to the upside in many markets as a result of increases in commodity prices.

Sovereign risk, specifically in the peripheral countries in Europe, dominated bond market focus in the first half of 2011, as it did in 2010. The increased uncertainty stemming from European sovereign debt spread volatility as well as concerns over the global growth outlook led many investors to prefer government debt over other fixed income securities. This benefited real yields which were largely unchanged over the Reporting Period despite some short term volatility. Returns from real coupon accrual were positive and consistent with recent historical returns.

The Fund seeks to match major risk factors of the Index including but not limited to country exposure, currency exposure, overall duration, and country duration. The majority of the securities within the Index posted positive total returns during the period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

69

SPDR DB International Government Inflation-Protected Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/13/08, 3/19/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR DB International Government Inflation-Protected Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.5000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DB GLOBAL GOVERNMENT			DB GLOBAL GOVERNMENT
	NET ASSET	MARKET	EX-U.S. INFLATION-LINKED	NET ASSET	MARKET	EX-U.S. INFLATION-LINKED
	VALUE	VALUE	BOND CAPPED INDEX	VALUE	VALUE	BOND CAPPED INDEX

ONE YEAR	21.61%	22.23%	22.50%	21.61%	22.23%	22.50%

THREE YEARS	10.00%	9.64%	12.49%	3.23%	3.11%	4.00%

SINCE INCEPTION (1)	9.19%	9.23%	13.75%	2.70%	2.71%	3.98%

(1) For the period March 13, 2008 to June 30, 2011.

70

SPDR DB International Government Inflation-Protected Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

71

SPDR DB International Government Inflation-Protected Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	UNITED KINGDOM		GOVERNMENT OF JAPAN
	TREASURY BOND,	REPUBLIC OF FRANCE,	10 YEAR BOND,	REPUBLIC OF FRANCE,	REPUBLIC OF TURKEY,
DESCRIPTION	1.25%, 11/22/2027	2.25%, 7/25/2020	1.10%, 12/10/2016	1.00%, 7/25/2017	9.00%, 5/21/2014

MARKET VALUE	$85,516,579	76,952,729	64,880,156	55,728,660	46,929,018

% OF NET ASSETS	6.3	5.7	4.8	4.1	3.4

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Foreign Government Obligations	98.8%
Short Term Investments	0.0 **
Other Assets & Liabilities	1.2

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

72

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Short Term International Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that measures the short-term (1-3 year remaining maturity) fixed rate, investment grade debt issued by foreign governments of developed countries. In seeking to track the performance of Barclays Capital 1-3 Year Global Treasury ex-US Capped Index (the “Index”), the Fund employs a sampling strategy. The Fund may employ forward currency exchange contracts to gain exposure to certain currencies in an effort to track the composition of the Index.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 16.34%, and the total return for the Index was 17.05%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents. Risks to performance arise from some sampling that is done at the security level and from currency and market transaction costs.

The performance of the Index in any period is primarily driven by yield changes, currency movements, and coupon accrual. During the Reporting Period, the Index return was led by the appreciation of foreign currencies versus the U.S. dollar. Historically low U.S. interest rates along with a second round of quantitative easing from the Federal Reserve caused portfolio flows out of U.S. dollar assets and into other currencies. These currency moves serve to add to index performance when measured in U.S. dollars due to the un-hedged index construction.

Sovereign risk, specifically in the peripheral countries in Europe, dominated bond market focus in the first half of 2011, as it did in 2010. The increased uncertainty stemming from European sovereign debt spread volatility as well as concerns over the global growth outlook led many investors to prefer government debt over other fixed income securities. Returns from coupon accrual were positive and consistent with recent historical returns.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

73

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/15/09, 1/27/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Short Term International Treasury Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.3500%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			1-3 YEAR GLOBAL			1-3 YEAR GLOBAL
	NET ASSET	MARKET	TREASURY EX-US	NET ASSET	MARKET	TREASURY EX-US
	VALUE	VALUE	CAPPED INDEX	VALUE	VALUE	CAPPED INDEX

ONE YEAR	16.34%	17.32%	17.05%	16.34%	17.32%	17.05%

SINCE INCEPTION (1)	20.70%	21.03%	22.42%	7.95%	8.08%	8.59%

(1)	For the period January 15, 2009 to June 30, 2011.

74

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

75

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	GOVERNMENT OF	FEDERAL REPUBLIC	GOVERNMENT OF		KINGDOM OF THE
	JAPAN 2 YEAR BOND,	OF GERMANY,	JAPAN 5 YEAR BOND,	KINGDOM OF SWEDEN,	NETHERLANDS,
DESCRIPTION	0.10%, 9/15/2012	4.00%, 10/11/2013	0.80%, 3/20/2014	5.50%, 10/8/2012	1.75%, 1/15/2013

MARKET VALUE	$5,568,048	4,729,686	4,703,685	4,640,141	4,525,628

% OF NET ASSETS	2.2	1.9	1.9	1.8	1.8

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Foreign Government Obligations	90.4%
Short Term Investments	1.1
Other Assets & Liabilities	8.5

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

76

SPDR Barclays Capital International Treasury Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital International Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment-grade countries outside the United States. In seeking to track the performance of the Barclays Capital Global Treasury Ex-US Capped Index (the “Index”), the Fund employs a sampling strategy. The Fund may employ forward currency exchange contracts to gain exposure to certain currencies in an effort to track the composition of the Index.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 15.95%, and the total return for the Index was 16.49%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The performance of the Index in any period is primarily driven by yield changes, currency movements, and coupon accrual. During the Reporting Period, the Index return was led by the appreciation of foreign currencies versus the U.S. dollar. Historically low U.S. interest rates along with a second round of quantitative easing from the Federal Reserve caused portfolio flows out of U.S. dollar assets and into other currencies. These currency moves serve to add to the Index performance when measured in U.S. dollars due to the un-hedged Index construction.

Sovereign risk, specifically in the peripheral countries in Europe, dominated bond market focus in the first half of 2011, as it did in 2010. The increased uncertainty stemming from European sovereign spread volatility, as well as concerns over the global growth outlook, led many investors to prefer government debt over other fixed income securities. Returns from coupon accrual were positive and consistent with recent historical returns.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

77

SPDR Barclays Capital International Treasury Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/02/07, 10/05/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital International Treasury Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.5000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	GLOBAL TREASURY	NET ASSET	MARKET	GLOBAL TREASURY
	VALUE	VALUE	EX-US CAPPED INDEX	VALUE	VALUE	EX-US CAPPED INDEX

ONE YEAR	15.95%	15.94%	16.49%	15.95%	15.94%	16.49%

THREE YEARS	16.52%	16.25%	18.76%	5.23%	5.15%	5.90%

SINCE INCEPTION (1)	26.94%	26.72%	30.74%	6.58%	6.53%	7.43%

(1)	For the period October 2, 2007 to June 30, 2011.

78

SPDR Barclays Capital International Treasury Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

79

SPDR Barclays Capital International Treasury Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	GOVERNMENT OF	GOVERNMENT OF	GOVERNMENT OF	GOVERNMENT OF
	JAPAN 10 YEAR BOND,	JAPAN 20 YEAR BOND,	JAPAN 20 YEAR BOND,	JAPAN 20 YEAR BOND,	KINGDOM OF DENMARK,
DESCRIPTION	1.50%, 9/20/2014	2.90%, 9/20/2019	2.30%, 6/20/2027	2.60%, 3/20/2019	5.00%, 11/15/2013

MARKET VALUE	$65,392,672	32,544,215	29,754,708	17,282,573	15,507,369

% OF NET ASSETS	4.1	2.1	1.9	1.1	1.0

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Foreign Government Obligations	94.7%
Short Term Investments	1.0
Other Assets & Liabilities	4.3

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

80

SPDR Barclays Capital International Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR® Barclays Capital International Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the investment-grade corporate sector of the global bond market outside of the United States. In seeking to track the performance of the Barclays Capital Global Aggregate ex-USD >$1B: Corporate Bond Index (the “Index”), the Fund employs a sampling strategy. The Fund may employ forward currency exchange contracts to gain exposure to certain currencies in an effort to track the composition of the Index.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 19.01%, and the total return for the Index was 19.65%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations and the performance differential can be attributed primarily to Fund expenses, transaction costs and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

Key market developments in April included a confirmation of the divergence of official interest rate policy in the US and Europe and broad-based positive corporate earnings results in the US. In early April, the European Central Bank (ECB) raised its target rate 25 basis points, which was the bank’s first rate hike in three years. ECB officials emphasized that inflation risks in Europe remain to the upside. Conversely, in late April, the US Federal Reserve (Fed) kept interest rates unchanged. The Fed stated that it expects commodity price effects to be transitory and that measures of underlying inflation in the US ’are still subdued.’ On the earnings front, results have been strong and the ensuing rally in equities supported all risky markets in April. As of April 29, nearly half of the companies in the S&P 500 had reported 1Q11 earnings — of which more than three quarters beat consensus earnings estimates and 70% exceeded revenue estimates. While many market participants had been anticipating constructive earnings reports, we believe the confirmation of positive corporate fundamentals provided a bit of a tailwind for credit spreads. Against a backdrop of declining Treasury and core European government bond yields in April, credit spreads tightened and Investment Grade and High Yield bonds in Europe and the US registered positive total and excess returns.

Macro uncertainties prevailed over sound corporate fundamentals in May. Weaker economic data was influenced by a combination of higher commodity prices and the global supply chain impact from Japan’s natural disaster in March. Renewed political risk linked to debt restructuring concerns especially in Greece also had a negative impact on market sentiment. Another quarter of solid earnings reports was not enough to forestall a meaningful selloff in risk assets across the globe in May, and global equity indices traded off anywhere from 1.5 — 5.0%. An extremely active US corporate primary market was also a likely contributor to wider spreads. Nearly $175 billion in gross corporate supply was priced in May about half of which was investment grade, 30% high yield bonds and the remainder in leveraged loans. Spread widening in May was most pronounced in financial institutions issuers and the lower quality tiers of the credit market.

Over the course of 2011, economic risks have become more skewed to the downside due to 1) the run-up in oil prices; 2) fiscal consolidation due to the European debt crisis; 3) the threat of deficit reduction in the US; 4) concerns about policy mistakes associated with resurgent inflation in China; and 5) the earthquake and tsunami in Japan. Positive but anemic growth in the advanced economies is the result of a number of factors — including tight credit conditions, weak labor markets, and fiscal consolidation — and is increasingly accompanied by accelerating headline inflation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

81

SPDR Barclays Capital International Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/19/10, 5/20/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital International Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated May 19, 2010 is 0.55000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			GLOBAL AGGREGATE			GLOBAL AGGREGATE
			EX-USD > $1B:			EX-USD > $1B:
	NET ASSET	MARKET	CORPORATE BOND	NET ASSET	MARKET	CORPORATE BOND
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	19.01%	19.31%	19.65%	19.01%	19.31%	19.65%

SINCE INCEPTION (1)	18.89%	19.47%	19.57%	16.74%	17.25%	17.38%

(1)	For the period May 19, 2010 to June 30, 2011.

82

SPDR Barclays Capital International Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED IN NET ASSET VALUE)

83

SPDR Barclays Capital International Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

	COOPERATIEVE	COOPERATIEVE		COOPERATIEVE
	CENTRALE	CENTRALE		CENTRALE
	RAIFFEISEN-	RAIFFEISEN-		RAIFFEISEN-
	BOERENLEENBANK	BOERENLEENBANK		BOERENLEENBANK
	BA/NETHERLANDS,	BA/NETHERLANDS,	DEUTSCHE BANK AG,	BA/NETHERLANDS,	ROCHE HOLDINGS,
DESCRIPTION	4.13%, 7/14/2025	3.88%, 4/20/2016	5.13%, 8/31/2017	4.38%, 1/22/2014	INC., 4.63%, 3/4/2013

MARKET VALUE	$566,133	412,141	389,017	377,677	375,326

% OF NET ASSETS	1.1	0.8	0.7	0.7	0.7

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.3%
Short Term Investments	0.1
Other Assets & Liabilities	2.6

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

84

SPDR Barclays Capital Emerging Markets Local Bond ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

				BRAZIL NOTAS DO	BRAZIL NOTAS DO
		RUSSIAN FOREIGN	COLOMBIA GOVERNMENT	TESOURO NACIONAL	TESOURO NACIONAL
	KOREA TREASURY BOND,	BOND — EUROBOND,	INTERNATIONAL BOND,	SERIES F,	SERIES F,
DESCRIPTION	5.25%, 3/10/2013	7.85%, 3/10/2018	12.00%, 10/22/2015	10.00%, 1/1/2015	10.00%, 1/1/2013

MARKET VALUE	$1,021,414	939,174	937,425	932,590	892,888

% OF NET ASSETS	3.6	3.3	3.3	3.3	3.1

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Foreign Government Obligations	95.2%
Short Term Investments	1.8
Other Assets & Liabilities	3.0

TOTAL	100.0%

*	The Fund’s asset allocation is expresed as a percentage of net assets and may change over time.

85

SPDR Barclays Capital High Yield Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market. In seeking to track the performance of the Barclays Capital High Yield Very Liquid Index (the “Index”), the Fund employs a sampling strategy.

For the 12-month period ended June 30, 2011 (the “Reporting Period”), the total return for the Fund was 15.87%, and the total return for the Index was 16.58%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectation, and the performance differential can be attributed primarily to fund expenses, including brokerage and advisory expenses, transaction costs and slight variations between the Fund’s holdings and the Index constituents. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The second quarter of 2011 saw risk assets contend with weaker U.S. economic numbers, another bailout in Greece and the end of QE2, the second program that allowed purchases of Treasury securities by the Federal Reserve. Together the pressures and uncertainty from these issues combined to lead the Index lower. The average option adjusted spread for the Index widened from 465 bps as of March 31, 2011 to 525 bps as of June 30, 2011. On the data front, it was announced during the quarter that first quarter GDP increased at a 1.9% rate, down from 3.1% in the fourth quarter of 2010. Equally worrisome was the trend of the weekly jobless claims numbers. The first quarter 2011 saw the weekly claims figure drop below 400,000 for the first time since mid-2008. However, the second quarter of 2011 also saw claims rebound to a range of 425,000 to 450,000. Some economists imply that the 400,000 jobless claims figure is the fulcrum that differentiates between a market that is adding to or lessening the unemployment situation. Following suit, the unemployment rate rose to 9.2% from a low of 8.9% during the first quarter. Compounding the near-term economic issues, Standard and Poor’s cut the long term outlook for the U.S. from stable to negative in April due to the large imbalances in the country’s fiscal situation. Perhaps contrary to expectations, having the U.S. placed on negative watch helped contribute to lower yields on Treasury debt as investors looked to remove risk from their portfolios.

In addition to weaker U.S. economic data, the instability of peripheral European sovereigns weighed upon the rates and risk markets for the majority of the month. The restructuring of Greece’s debt and the impact that would have on European banks, as well as U.S. money market funds, were flagged as areas of potential concern. The concern surrounding these issues kept Treasury rates low and spread markets on edge until the last week of the month when the Greek Government approved a new round of fiscal austerity thereby eliminating the possibility of a near-term default. Once the vote passed, markets reacted quickly. The yield on the 5-Year Treasury increased 36 bps in 4 days while the OAS of the Barclays High Yield 2% Issuer Cap Index dropped from 565 bps to 525 bps over the same time frame.

According to JP Morgan and Lipper, the high yield market saw net outflows of $3.4 billion driven for the second quarter. This included a net outflow of over $6 billion during the month of June.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

86

SPDR Barclays Capital High Yield Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/28/07, 12/04/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital High Yield Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2010 is 0.4000%.

PERFORMANCE AS OF JUNE 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	HIGH YIELD VERY	NET ASSET	MARKET	HIGH YIELD VERY
	VALUE	VALUE	LIQUID INDEX	VALUE	VALUE	LIQUID INDEX

ONE YEAR	15.87%	17.20%	16.58%	15.87%	17.20%	16.58%

THREE YEARS	29.36%	30.54%	42.87%	8.96%	9.29%	12.63%

SINCE INCEPTION (1)	25.34%	26.35%	42.65%	6.50%	6.73%	10.41%

(1)	For the period November 28, 2007 to June 30, 2011.

87

SPDR Barclays Capital High Yield Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUES)

88

SPDR Barclays Capital High Yield Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2011

		LYONDELL		HARRAH’S	INTELSAT
	CIT GROUP, INC.,	CHEMICAL CO.,	FIRST DATA CORP.,	OPERATING CO., INC.,	LUXEMBOURG SA,
DESCRIPTION	7.00%, 5/1/2017	11.00%, 5/1/2018	12.63%, 1/15/2021	10.00%, 12/15/2018	11.25% 2/4/2017

MARKET VALUE	$187,584,862	121,325,100	100,226,900	96,790,418	85,819,469

% OF NET ASSETS	2.7	1.8	1.4	1.4	1.2

ASSET ALLOCATION AS OF JUNE 30, 2011*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	96.7%
Short Term Investments	0.7
Other Assets & Liabilities	2.6

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

89

SPDR Barclays Capital 1-3 Month T-Bill ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 100.0%
Treasury Bills*
0.01%, 8/11/2011	$104,959,000	$104,956,606
0.01%, 8/25/2011	145,875,000	145,870,548
0.01%, 8/4/2011	104,959,000	104,957,511
0.02%, 8/18/2011	101,401,000	101,398,973
0.02%, 9/1/2011	101,401,000	101,397,502
0.02%, 9/8/2011	101,401,000	101,399,053
0.02%, 9/15/2011	101,401,000	101,396,721
0.02%, 9/22/2011	145,875,000	145,864,905
0.02%, 9/29/2011	101,401,000	101,394,662

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $1,008,624,110)		1,008,636,481

	Shares
SHORT TERM INVESTMENT — 0.0% (a)
MONEY MARKET FUND — 0.0% (a)
State Street Institutional Liquid Reserves Fund 0.15% (b)(c)(d) (Cost $226,280)	226,280	226,280

TOTAL INVESTMENTS — 100.0% (e)
(Cost $1,008,850,390)		1,008,862,761
OTHER ASSETS & LIABILITIES — 0.0% (a)		(46,643)

NET ASSETS — 100.0%		$1,008,816,118

*	Rate shown is the discount rate at time of purchase, not a coupon rate.
(a)	Amount shown represents less than 0.05% of net assets.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

90

SPDR Barclays Capital TIPS ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 99.3%
Treasury Inflation Protected Indexed Notes
0.13%, 4/15/2016 (a)	$8,731,277	$8,937,248
0.50%, 4/15/2015	13,485,557	14,084,046
0.63%, 4/15/2013 (a)	9,771,279	10,075,068
1.13%, 1/15/2021	23,071,440	24,005,142
1.25%, 4/15/2014	9,936,407	10,555,842
1.38%, 7/15/2018 (a)	9,552,633	10,370,625
1.38%, 1/15/2020	12,016,160	12,909,922
1.63%, 1/15/2015	13,692,072	14,866,577
1.63%, 1/15/2018 (a)	10,778,379	11,856,217
1.88%, 7/15/2013	14,990,207	15,955,276
1.88%, 7/15/2015	12,051,509	13,301,853
1.88%, 7/15/2019	9,840,259	11,019,516
2.00%, 1/15/2014 (a)	15,636,334	16,860,346
2.00%, 7/15/2014	13,875,813	15,159,326
2.00%, 1/15/2016	11,759,606	13,082,561
2.13%, 1/15/2019	9,458,256	10,741,080
2.38%, 1/15/2017 (a)	11,822,451	13,501,594
2.50%, 7/15/2016	13,584,959	15,552,605
2.63%, 7/15/2017	9,291,341	10,814,284
3.00%, 7/15/2012 (a)	17,613,450	18,392,317
Treasury Inflation Protected Indexed Bonds
1.25%, 7/15/2020	20,434,578	21,651,048
1.75%, 1/15/2028	10,276,061	10,767,360
2.00%, 1/15/2026	13,867,951	15,181,107
2.13%, 2/15/2040	9,659,557	10,542,537
2.13%, 2/15/2041 (a)	10,509,153	11,464,855
2.38%, 1/15/2025	20,443,920	23,536,063
2.38%, 1/15/2027 (a)	11,248,220	12,826,458
2.50%, 1/15/2029	9,068,658	10,552,199
3.38%, 4/15/2032	3,880,239	5,132,236
3.63%, 4/15/2028 (a)	14,277,765	18,822,092
3.88%, 4/15/2029	16,323,445	22,370,791

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $408,649,818)		434,888,191

	Shares
SHORT TERM INVESTMENTS — 10.8%
MONEY MARKET FUNDS — 10.8%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	47,365,200	47,365,200
State Street Institutional Liquid Reserves Fund 0.15% (c)(d)	129,656	129,656

TOTAL SHORT TERM INVESTMENTS — (e)
(Cost $47,494,856)		47,494,856

TOTAL INVESTMENTS — 110.1% (f)
(Cost $456,144,674)		482,383,047
OTHER ASSETS & LIABILITIES — (10.1)%		(44,291,753)

NET ASSETS — 100.0%		$438,091,294

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

91

SPDR Barclays Capital Intermediate Term Treasury ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 99.3%
Treasury Bonds
7.25%, 5/15/2016	$924,000	$1,166,679
7.50%, 11/15/2016	384,000	495,452
7.88%, 2/15/2021	400,000	561,108
8.13%, 8/15/2019 (a)	445,000	622,871
8.13%, 5/15/2021	300,000	428,397
8.50%, 2/15/2020 (a)	200,000	287,372
8.75%, 5/15/2017	304,000	417,362
8.75%, 5/15/2020 (a)	172,000	251,184
8.75%, 8/15/2020 (a)	300,000	439,692
8.88%, 8/15/2017 (a)	526,000	731,103
8.88%, 2/15/2019 (a)	303,000	436,681
9.00%, 11/15/2018	241,000	347,503
9.13%, 5/15/2018 (a)	329,000	471,970
9.25%, 2/15/2016 (a)	239,000	321,350
9.88%, 11/15/2015	283,000	384,376
10.63%, 8/15/2015 (a)	176,000	241,798
11.25%, 2/15/2015 (a)	534,000	725,984
Treasury Notes
0.38%, 8/31/2012	1,500,000	1,501,935
0.38%, 9/30/2012	1,963,000	1,965,218
0.38%, 10/31/2012	1,769,000	1,770,734
0.38%, 6/30/2013	1,700,000	1,697,008
0.50%, 11/30/2012	1,316,000	1,319,079
0.50%, 5/31/2013 (a)	1,500,000	1,501,410
0.50%, 10/15/2013	1,332,000	1,330,042
0.50%, 11/15/2013	832,000	830,053
0.63%, 7/31/2012	1,500,000	1,506,120
0.63%, 12/31/2012	1,500,000	1,505,865
0.63%, 1/31/2013	1,500,000	1,505,745
0.63%, 2/28/2013	1,200,000	1,204,668
0.63%, 4/30/2013 (a)	1,500,000	1,505,160
0.75%, 3/31/2013 (a)	1,800,000	1,810,332
0.75%, 8/15/2013 (a)	1,379,000	1,386,433
0.75%, 9/15/2013	1,789,000	1,797,677
0.75%, 12/15/2013 (a)	1,100,000	1,103,608
0.75%, 6/15/2014	1,500,000	1,498,185
1.00%, 7/15/2013	1,270,000	1,283,551
1.00%, 1/15/2014 (a)	1,000,000	1,008,860
1.00%, 5/15/2014 (a)	700,000	704,669
1.13%, 12/15/2012	1,744,000	1,763,411
1.13%, 6/15/2013	1,768,000	1,790,825
1.25%, 2/15/2014	1,200,000	1,217,628
1.25%, 3/15/2014 (a)	1,200,000	1,217,448
1.25%, 4/15/2014 (a)	1,000,000	1,014,020
1.25%, 8/31/2015 (a)	1,063,000	1,058,195
1.25%, 9/30/2015	1,069,000	1,062,073
1.25%, 10/31/2015	1,469,000	1,456,602
1.38%, 9/15/2012	1,773,000	1,796,280
1.38%, 10/15/2012	1,844,000	1,869,392
1.38%, 11/15/2012	2,235,000	2,267,274
1.38%, 1/15/2013	1,940,000	1,969,701
1.38%, 2/15/2013	1,744,000	1,771,852
1.38%, 3/15/2013	1,748,000	1,776,754
1.38%, 5/15/2013	1,762,000	1,792,676
1.38%, 11/30/2015	1,516,000	1,508,541
1.50%, 7/15/2012 (a)	1,149,000	1,163,994
1.50%, 12/31/2013	1,748,000	1,785,687
1.50%, 6/30/2016	1,000,000	987,770
1.75%, 8/15/2012	1,966,000	1,998,930
1.75%, 4/15/2013	1,552,000	1,588,736
1.75%, 1/31/2014	1,141,000	1,172,788
1.75%, 3/31/2014	1,565,000	1,608,460
1.75%, 7/31/2015	1,255,000	1,276,247
1.75%, 5/31/2016 (a)	1,500,000	1,502,415
1.88%, 2/28/2014	1,318,000	1,359,082
1.88%, 4/30/2014	1,602,000	1,651,999
1.88%, 6/30/2015	1,254,000	1,283,419
1.88%, 8/31/2017	1,309,000	1,282,820
1.88%, 9/30/2017 (a)	1,109,000	1,084,292
1.88%, 10/31/2017	1,109,000	1,082,207
2.00%, 11/30/2013	1,372,000	1,417,825
2.00%, 1/31/2016 (a)	1,700,000	1,733,099
2.00%, 4/30/2016 (a)	1,000,000	1,015,030
2.13%, 11/30/2014	2,174,000	2,254,916
2.13%, 5/31/2015	1,589,000	1,642,772
2.13%, 12/31/2015 (a)	800,000	821,248
2.13%, 2/29/2016 (a)	1,200,000	1,228,476
2.25%, 5/31/2014 (a)	1,256,000	1,309,091
2.25%, 1/31/2015 (a)	1,338,000	1,392,323
2.25%, 3/31/2016 (a)	1,500,000	1,542,495
2.25%, 11/30/2017 (a)	848,000	845,532
2.38%, 8/31/2014 (a)	1,829,000	1,913,865
2.38%, 9/30/2014 (a)	1,844,000	1,929,820
2.38%, 10/31/2014 (a)	1,793,000	1,875,173
2.38%, 2/28/2015	2,024,000	2,114,453
2.38%, 3/31/2016 (a)	1,370,000	1,417,512
2.38%, 7/31/2017 (a)	1,509,000	1,524,860
2.38%, 5/31/2018 (a)	1,000,000	994,610
2.38%, 6/30/2018	1,000,000	992,420
2.50%, 3/31/2013	835,000	865,594
2.50%, 3/31/2015 (a)	2,024,000	2,123,358
2.50%, 4/30/2015 (a)	1,924,000	2,017,814
2.50%, 6/30/2017 (a)	804,000	819,356
2.63%, 6/30/2014	1,603,000	1,689,209
2.63%, 7/31/2014	1,726,000	1,819,515
2.63%, 12/31/2014	1,738,000	1,832,095
2.63%, 2/29/2016	1,001,000	1,047,847
2.63%, 4/30/2016	884,000	923,665
2.63%, 1/31/2018 (a)	1,000,000	1,017,750
2.63%, 4/30/2018	1,300,000	1,316,250
2.63%, 8/15/2020	2,564,000	2,481,849
2.63%, 11/15/2020 (a)	3,245,000	3,124,870
2.75%, 2/28/2013	995,000	1,033,865
2.75%, 10/31/2013	1,479,000	1,553,201
2.75%, 11/30/2016	1,302,000	1,357,491
2.75%, 5/31/2017 (a)	1,203,000	1,244,840
2.75%, 12/31/2017 (a)	1,200,000	1,232,112
2.75%, 2/28/2018 (a)	1,000,000	1,023,940
2.75%, 2/15/2019	2,183,000	2,203,368
2.88%, 1/31/2013 (a)	854,000	887,699
2.88%, 3/31/2018 (a)	1,000,000	1,030,160
3.00%, 8/31/2016	1,082,000	1,145,567
3.00%, 9/30/2016	1,714,000	1,812,469
3.00%, 2/28/2017	1,213,000	1,276,379
3.13%, 4/30/2013	894,000	937,967
3.13%, 8/31/2013	1,339,000	1,414,426

See accompanying notes to financial statements.

92

SPDR Barclays Capital Intermediate Term Treasury ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

3.13%, 9/30/2013	$962,000	$1,017,671
3.13%, 10/31/2016	803,000	853,613
3.13%, 1/31/2017	1,298,000	1,376,464
3.13%, 4/30/2017	898,000	949,276
3.13%, 5/15/2019	2,013,000	2,078,261
3.13%, 5/15/2021 (a)	2,000,000	1,994,380
3.25%, 5/31/2016 (a)	458,000	491,823
3.25%, 6/30/2016 (a)	962,000	1,032,120
3.25%, 7/31/2016 (a)	865,000	927,341
3.25%, 12/31/2016	903,000	963,447
3.25%, 3/31/2017 (a)	1,308,000	1,393,373
3.38%, 11/30/2012	730,000	761,375
3.38%, 6/30/2013	742,000	785,244
3.38%, 7/31/2013	457,000	484,612
3.38%, 11/15/2019	2,809,000	2,928,326
3.50%, 5/31/2013 (a)	1,007,000	1,065,527
3.50%, 2/15/2018	1,395,000	1,496,626
3.50%, 5/15/2020 (a)	3,114,000	3,250,985
3.63%, 12/31/2012 (a)	388,000	406,934
3.63%, 5/15/2013 (a)	315,000	333,733
3.63%, 8/15/2019 (a)	2,036,000	2,169,439
3.63%, 2/15/2020	3,259,000	3,447,305
3.63%, 2/15/2021 (a)	3,150,000	3,284,537
3.75%, 11/15/2018 (a)	1,754,000	1,900,003
3.88%, 10/31/2012 (a)	795,000	832,588
3.88%, 2/15/2013	847,000	894,898
3.88%, 5/15/2018 (a)	863,000	945,304
4.00%, 11/15/2012 (a)	500,000	525,215
4.00%, 2/15/2014	880,000	955,856
4.00%, 2/15/2015	1,623,000	1,788,919
4.00%, 8/15/2018 (a)	436,000	480,402
4.13%, 8/31/2012 (a)	803,000	839,039
4.13%, 5/15/2015	911,000	1,010,900
4.25%, 9/30/2012	501,000	525,754
4.25%, 8/15/2013	1,522,000	1,642,892
4.25%, 11/15/2013 (a)	645,000	700,380
4.25%, 8/15/2014 (a)	899,000	993,620
4.25%, 11/15/2014 (a)	708,000	784,174
4.25%, 8/15/2015	1,307,000	1,459,409
4.25%, 11/15/2017 (a)	1,090,000	1,221,890
4.38%, 8/15/2012	416,000	435,207
4.50%, 11/15/2015 (a)	987,000	1,114,372
4.50%, 2/15/2016	1,244,000	1,407,151
4.50%, 5/15/2017	642,000	728,490
4.63%, 7/31/2012	629,000	658,701
4.63%, 11/15/2016	1,000,000	1,140,990
4.63%, 2/15/2017	531,000	605,855
4.75%, 5/15/2014	1,242,000	1,382,495
4.75%, 8/15/2017	996,000	1,145,589
4.88%, 8/15/2016	500,000	576,290
5.13%, 5/15/2016	632,000	734,529

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $206,738,564)		212,350,252

	Shares
SHORT TERM INVESTMENTS — 17.7%
MONEY MARKET FUNDS — 17.7%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	37,531,952	37,531,952
State Street Institutional Liquid Reserves Fund 0.15% (c)(d)	323,743	323,743

TOTAL SHORT TERM INVESTMENTS — (e)
(Cost $37,855,695)		37,855,695

TOTAL INVESTMENTS — 117.0% (f)
(Cost $244,594,259)		250,205,947
OTHER ASSETS & LIABILITIES — (17.0)%		(36,276,549)

NET ASSETS — 100.0%		$213,929,398

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

93

SPDR Barclays Capital Long Term Treasury ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 98.8%
Treasury Bonds
3.50%, 2/15/2039 (a)	$778,000	$668,419
3.88%, 8/15/2040 (a)	1,358,000	1,243,792
4.25%, 5/15/2039	950,000	932,273
4.25%, 11/15/2040	1,360,000	1,329,550
4.38%, 2/15/2038	507,000	510,432
4.38%, 11/15/2039	1,312,000	1,312,984
4.38%, 5/15/2040 (a)	1,318,000	1,317,605
4.38%, 5/15/2041	950,000	948,661
4.50%, 2/15/2036	767,000	792,856
4.50%, 5/15/2038 (a)	554,000	568,836
4.50%, 8/15/2039 (a)	1,025,000	1,048,237
4.63%, 2/15/2040 (a)	1,300,000	1,355,848
4.75%, 2/15/2037	439,000	469,840
4.75%, 2/15/2041	1,200,000	1,275,708
5.00%, 5/15/2037	445,000	494,373
5.25%, 11/15/2028	276,000	318,573
5.25%, 2/15/2029	326,000	376,171
5.38%, 2/15/2031 (a)	467,000	547,371
5.50%, 8/15/2028 (a)	240,000	284,974
6.00%, 2/15/2026	341,000	424,456
6.13%, 11/15/2027 (a)	479,000	605,581
6.13%, 8/15/2029	242,000	307,524
6.25%, 8/15/2023 (a)	555,000	704,295
6.25%, 5/15/2030	350,000	451,679
6.38%, 8/15/2027	176,000	227,918
6.50%, 11/15/2026 (a)	247,000	322,693
6.63%, 2/15/2027	203,000	268,583
6.75%, 8/15/2026	202,000	269,609
6.88%, 8/15/2025 (a)	257,000	345,495
7.13%, 2/15/2023 (a)	326,000	441,645
7.25%, 8/15/2022	244,000	332,623
7.50%, 11/15/2024	208,000	292,966
7.63%, 11/15/2022 (a)	126,000	176,687
7.63%, 2/15/2025	252,000	359,009
8.00%, 11/15/2021	444,000	632,318
8.13%, 8/15/2021 (a)	170,000	243,326

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $22,850,920)		22,202,910

	Shares
SHORT TERM INVESTMENTS — 19.2%
MONEY MARKET FUNDS — 19.2%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	4,287,060	4,287,060
State Street Institutional Liquid Reserves Fund 0.15% (c)(d)	34,859	34,859

TOTAL SHORT TERM INVESTMENTS — (e)
(Cost $4,321,919)		4,321,919

TOTAL INVESTMENTS — 118.0% (f)
(Cost $27,172,839)		26,524,829
OTHER ASSETS & LIABILITIES — (18.0)%		(4,036,726)

NET ASSETS — 100.0%		$22,488,103

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

94

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 98.5%
AEROSPACE & DEFENSE — 1.1%
General Dynamics Corp.:
4.25%, 5/15/2013	$500,000	$531,856
5.25%, 2/1/2014	950,000	1,051,637
Honeywell International, Inc. 4.25%, 3/1/2013	1,000,000	1,059,338
Lockheed Martin Corp. 4.12%, 3/14/2013	200,000	211,161
The Boeing Co.:
1.88%, 11/20/2012	390,000	396,507
5.13%, 2/15/2013	350,000	373,971

		3,624,470

AIR FREIGHT & LOGISTICS — 0.5%
United Parcel Service, Inc.:
3.88%, 4/1/2014	500,000	537,597
4.50%, 1/15/2013	1,105,000	1,169,795

		1,707,392

AUTO COMPONENTS — 0.1%
Johnson Controls, Inc.:
1.75%, 3/1/2014	250,000	251,028
4.88%, 9/15/2013	250,000	269,288

		520,316

AUTOMOBILES — 0.6%
Daimler Finance North America LLC 6.50%, 11/15/2013	1,250,000	1,391,566
PACCAR Financial Corp. 2.05%, 6/17/2013	300,000	305,434
PACCAR, Inc. 6.88%, 2/15/2014	250,000	284,132

		1,981,132

BEVERAGES — 2.9%
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 3/26/2013	910,000	932,418
3.00%, 10/15/2012	635,000	651,518
Bottling Group LLC:
4.63%, 11/15/2012	155,000	163,482
6.95%, 3/15/2014	1,000,000	1,151,395
Coca-Cola Enterprises, Inc. 1.13%, 11/12/2013	300,000	298,686
Coca-Cola HBC Finance BV 5.13%, 9/17/2013	350,000	372,562
Coca-Cola Refreshments USA, Inc. 7.38%, 3/3/2014	1,000,000	1,157,826
Diageo Capital PLC 5.20%, 1/30/2013	1,000,000	1,064,651
Diageo Finance BV 5.50%, 4/1/2013	250,000	268,948
Dr. Pepper Snapple Group, Inc. 2.35%, 12/21/2012	350,000	357,076
PepsiAmericas, Inc. 4.38%, 2/15/2014	250,000	269,810
PepsiCo, Inc.:
0.88%, 10/25/2013	500,000	499,557
3.75%, 3/1/2014	700,000	745,910
4.65%, 2/15/2013	765,000	812,835
The Coca-Cola Co. 0.75%, 11/15/2013	1,000,000	995,000

		9,741,674

BIOTECHNOLOGY — 0.1%
Biogen Idec, Inc. 6.00%, 3/1/2013	300,000	320,775

CAPITAL MARKETS — 6.5%
Morgan Stanley:
2.88%, 1/24/2014	1,750,000	1,773,087
4.75%, 4/1/2014	1,250,000	1,302,520
5.25%, 11/2/2012	926,000	975,372
5.30%, 3/1/2013	2,015,000	2,128,058
6.00%, 5/13/2014	1,250,000	1,359,708
Northern Trust Corp. 5.50%, 8/15/2013	500,000	546,973
TD Ameritrade Holding Corp. 2.95%, 12/1/2012	250,000	255,615
The Bank of New York Mellon Corp.:
4.30%, 5/15/2014	1,500,000	1,620,194
4.95%, 11/1/2012	1,260,000	1,329,829
5.13%, 8/27/2013	900,000	975,663
The Bear Stearns Cos. LLC 6.95%, 8/10/2012	770,000	821,396
The Goldman Sachs Group, Inc.:
3.63%, 8/1/2012	900,000	924,265
5.15%, 1/15/2014	1,000,000	1,063,733
5.25%, 4/1/2013	550,000	583,376
5.25%, 10/15/2013	2,850,000	3,051,915
5.45%, 11/1/2012	1,690,000	1,784,376
5.70%, 9/1/2012	385,000	405,404
6.00%, 5/1/2014	1,000,000	1,091,063

		21,992,547

CHEMICALS — 2.2%
Airgas, Inc. 2.85%, 10/1/2013	250,000	255,683
E.I. du Pont de Nemours & Co.:
1.75%, 3/25/2014	250,000	252,730
5.00%, 1/15/2013	436,000	463,856
5.00%, 7/15/2013	750,000	808,595
ICI Wilmington, Inc. 5.63%, 12/1/2013	500,000	542,005
Potash Corp. of Saskatchewan, Inc.:
4.88%, 3/1/2013	250,000	265,224
5.25%, 5/15/2014	150,000	165,034
PPG Industries, Inc. 5.75%, 3/15/2013	475,000	510,415
Praxair, Inc.:
1.75%, 11/15/2012	560,000	567,909
2.13%, 6/14/2013	350,000	358,187
The Dow Chemical Co.:
4.85%, 8/15/2012	1,125,000	1,173,931
6.00%, 10/1/2012	500,000	530,881
7.60%, 5/15/2014	1,500,000	1,740,523

		7,634,973

See accompanying notes to financial statements.

95

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

COMMERCIAL BANKS — 17.0%
Abbey National Treasury Services PLC/London 2.88%, 4/25/2014	$250,000	$250,220
American Express Bank FSB:
5.50%, 4/16/2013	1,250,000	1,333,583
5.55%, 10/17/2012	385,000	407,037
Bank of Montreal:
1.75%, 4/29/2014	250,000	252,336
2.13%, 6/28/2013	750,000	766,692
Bank of Nova Scotia:
2.25%, 1/22/2013	1,125,000	1,149,969
2.38%, 12/17/2013	1,250,000	1,283,556
Barclays Bank PLC:
2.38%, 1/13/2014	1,000,000	1,011,158
2.50%, 1/23/2013	1,015,000	1,033,859
5.45%, 9/12/2012	1,300,000	1,368,757
BB&T Corp.:
2.05%, 4/28/2014	550,000	554,652
3.38%, 9/25/2013	500,000	520,916
3.85%, 7/27/2012	1,000,000	1,033,109
BBVA US Senior SAU 3.25%, 5/16/2014	300,000	294,805
BNP Paribas/BNP Paribas US 2.13%, 12/21/2012	775,000	782,437
Canadian Imperial Bank of Commerce/Canada 1.45%, 9/13/2013	850,000	853,053
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 1.85%, 1/10/2014	1,000,000	1,011,337
Credit Suisse of New York, NY:
2.20%, 1/14/2014	1,600,000	1,616,131
3.45%, 7/2/2012	550,000	565,740
5.00%, 5/15/2013	3,000,000	3,195,174
5.50%, 5/1/2014	1,000,000	1,096,161
Deutsche Bank AG:
2.38%, 1/11/2013	1,315,000	1,333,038
4.88%, 5/20/2013	1,850,000	1,963,389
5.38%, 10/12/2012	1,250,000	1,318,342
Fifth Third Bancorp 6.25%, 5/1/2013	350,000	378,194
Golden West Financial Corp. 4.75%, 10/1/2012	1,000,000	1,043,721
HSBC Bank USA NA 4.63%, 4/1/2014	750,000	795,332
HSBC Finance Corp. 5.25%, 1/15/2014	500,000	539,492
HSBC Holdings PLC 5.25%, 12/12/2012	1,270,000	1,336,724
ICICI Bank, Ltd. 6.63%, 10/3/2012 (a)	1,310,000	1,376,308
JPMorgan Chase & Co.:
1.65%, 9/30/2013	700,000	702,868
2.05%, 1/24/2014	1,000,000	1,006,445
4.75%, 5/1/2013	1,500,000	1,591,635
5.38%, 10/1/2012	2,290,000	2,418,135
5.75%, 1/2/2013	800,000	848,320
KeyBank NA:
5.50%, 9/17/2012	310,000	326,500
5.70%, 8/15/2012	255,000	266,730
M&I Marshall & Ilsley Bank 5.25%, 9/4/2012	60,000	61,800
Mercantile Bankshares Corp. 4.63%, 4/15/2013	450,000	473,382
National City Bank 4.63%, 5/1/2013	250,000	263,750
North Fork Bancorporation, Inc. 5.88%, 8/15/2012	142,000	148,375
Royal Bank of Canada:
1.13%, 1/15/2014	500,000	499,171
2.10%, 7/29/2013	1,000,000	1,026,447
2.25%, 3/15/2013	205,000	208,963
Royal Bank of Scotland PLC 3.25%, 1/11/2014	500,000	504,945
SunTrust Banks, Inc. 5.25%, 11/5/2012	255,000	266,929
The Royal Bank of Scotland PLC 3.40%, 8/23/2013	1,250,000	1,276,908
UFJ Finance Aruba AEC 6.75%, 7/15/2013	505,000	547,925
Union Bank NA 2.13%, 12/16/2013	500,000	504,326
US Bancorp:
1.38%, 9/13/2013	750,000	751,803
2.00%, 6/14/2013	1,000,000	1,016,100
US Bank NA 6.30%, 2/4/2014	1,000,000	1,109,623
Wachovia Corp. 5.50%, 5/1/2013	1,350,000	1,452,017
Wells Fargo & Co.:
4.38%, 1/31/2013	515,000	540,822
4.95%, 10/16/2013	1,750,000	1,872,612
5.25%, 10/23/2012	2,545,000	2,690,192
Wells Fargo Capital XIII 7.70%, 12/29/2049	1,515,000	1,545,300
Wells Fargo Capital XV 9.75%, 9/29/2049	1,000,000	1,050,000
Westpac Banking Corp.:
2.10%, 8/2/2013	1,250,000	1,266,278
2.25%, 11/19/2012	810,000	824,280

		57,527,803

COMMERCIAL SERVICES & SUPPLIES — 0.4%
Avery Dennison Corp. 4.88%, 1/15/2013	250,000	262,929
Block Financial LLC 7.88%, 1/15/2013	155,000	165,850
Pitney Bowes, Inc. 3.88%, 6/15/2013	500,000	518,732
Waste Management, Inc. 6.38%, 11/15/2012	450,000	483,110

		1,430,621

COMMUNICATIONS EQUIPMENT — 0.4%
Cisco Systems, Inc. 1.63%, 3/14/2014	1,250,000	1,261,697

See accompanying notes to financial statements.

96

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Motorola, Inc. 5.38%, 11/15/2012	$250,000	$262,875

		1,524,572

COMPUTERS & PERIPHERALS — 3.4%
Dell, Inc.:
1.40%, 9/10/2013	250,000	251,003
4.70%, 4/15/2013	500,000	531,666
5.63%, 4/15/2014	500,000	556,240
Hewlett-Packard Co.:
1.25%, 9/13/2013	1,000,000	1,002,951
1.55%, 5/30/2014	1,000,000	1,003,082
4.50%, 3/1/2013	565,000	598,918
6.13%, 3/1/2014	1,000,000	1,122,069
6.50%, 7/1/2012	600,000	635,718
HP Enterprise Services LLC, Series B 6.00%, 8/1/2013	600,000	657,591
International Business Machines Corp.:
1.00%, 8/5/2013	1,000,000	1,001,786
1.25%, 5/12/2014	225,000	225,559
2.10%, 5/6/2013	750,000	768,346
4.75%, 11/29/2012	1,830,000	1,936,182
6.50%, 10/15/2013	800,000	899,041
Lexmark International, Inc. 5.90%, 6/1/2013	350,000	373,052

		11,563,204

COSMETICS/PERSONAL CARE — 0.2%
Avon Products, Inc. 5.63%, 3/1/2014	500,000	548,994

DIVERSIFIED FINANCIAL SERVICES — 17.5%
Allstate Life Global Funding Trusts 5.38%, 4/30/2013	1,500,000	1,612,639
American Express Co. 7.25%, 5/20/2014	600,000	684,054
American Express Credit Corp.:
5.88%, 5/2/2013	300,000	322,746
7.30%, 8/20/2013	2,000,000	2,217,679
Bank of America Corp.:
4.75%, 8/15/2013	500,000	530,959
4.88%, 9/15/2012	515,000	537,173
4.88%, 1/15/2013	1,750,000	1,835,025
4.90%, 5/1/2013	1,750,000	1,839,774
7.38%, 5/15/2014	250,000	281,184
BlackRock, Inc. 2.25%, 12/10/2012	550,000	560,900
Boeing Capital Corp. 5.80%, 1/15/2013	255,000	274,201
BP Capital Markets PLC:
3.63%, 5/8/2014	1,000,000	1,051,611
5.25%, 11/7/2013	1,500,000	1,628,156
Capital One Bank USA NA 6.50%, 6/13/2013	350,000	381,988
Capital One Financial Corp.:
6.25%, 11/15/2013	250,000	275,632
7.38%, 5/23/2014	1,000,000	1,156,783
Caterpillar Financial Services Corp.:
1.55%, 12/20/2013	500,000	504,079
1.65%, 4/1/2014	200,000	202,364
1.90%, 12/17/2012	500,000	508,239
2.00%, 4/5/2013	155,000	158,208
4.85%, 12/7/2012	360,000	381,462
4.90%, 8/15/2013	1,000,000	1,079,183
6.13%, 2/17/2014	1,000,000	1,123,086
Citigroup, Inc.:
5.13%, 5/5/2014	250,000	268,676
5.30%, 10/17/2012	1,705,000	1,791,918
5.50%, 8/27/2012	2,000,000	2,098,041
5.50%, 4/11/2013	2,550,000	2,709,942
6.00%, 12/13/2013	1,000,000	1,086,554
6.50%, 8/19/2013	2,700,000	2,939,176
CME Group, Inc. 5.75%, 2/15/2014	750,000	832,026
Franklin Resources, Inc. 2.00%, 5/20/2013	360,000	365,937
General Electric Capital Corp.:
1.88%, 9/16/2013	2,000,000	2,017,798
2.10%, 1/7/2014	1,000,000	1,012,495
2.80%, 1/8/2013	2,295,000	2,350,694
3.50%, 8/13/2012	2,000,000	2,061,406
4.80%, 5/1/2013	3,750,000	3,985,994
5.25%, 10/19/2012	1,085,000	1,146,377
5.45%, 1/15/2013	790,000	839,616
5.90%, 5/13/2014	250,000	277,828
HSBC Finance Corp. 6.38%, 11/27/2012	1,000,000	1,068,789
IBM International Group Capital LLC 5.05%, 10/22/2012	360,000	380,923
JPMorgan Chase & Co. 4.65%, 6/1/2014	1,500,000	1,605,817
Merrill Lynch & Co, Inc.:
5.00%, 2/3/2014	1,050,000	1,122,437
6.05%, 8/15/2012	1,000,000	1,053,728
6.15%, 4/25/2013	1,500,000	1,610,082
Merrill Lynch & Co., Inc. 5.45%, 2/5/2013	1,220,000	1,287,410
National Rural Utilities Cooperative Finance Corp.:
1.13%, 11/1/2013	500,000	499,555
5.50%, 7/1/2013	750,000	816,451
NYSE Euronext 4.80%, 6/28/2013	500,000	534,157
SLM Corp.:
5.00%, 10/1/2013	950,000	964,250
5.13%, 8/27/2012	610,000	624,030
5.38%, 5/15/2014	250,000	255,625
Toyota Motor Credit Corp. 1.38%, 8/12/2013	650,000	653,537
UBS AG of Stamford, CT:
2.25%, 8/12/2013	1,000,000	1,014,210
2.25%, 1/28/2014	500,000	506,372
2.75%, 1/8/2013	255,000	260,104

		59,189,080

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
British Telecommunications PLC 5.15%, 1/15/2013	580,000	613,785
Qwest Communications International, Inc. 7.50%, 2/15/2014	500,000	506,250

See accompanying notes to financial statements.

97

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Telefonica Emisiones SAU 5.86%, 2/4/2013	$505,000	$534,000
Verizon Communications, Inc.:
1.95%, 3/28/2014	1,000,000	1,014,965
4.35%, 2/15/2013	1,250,000	1,316,920

		3,985,920

ELECTRIC UTILITIES — 5.0%
Appalachian Power Co. Series O 5.65%, 8/15/2012	410,000	429,970
Baltimore Gas & Electric Co. 6.13%, 7/1/2013	250,000	271,449
Carolina Power & Light Co. 6.50%, 7/15/2012	515,000	545,232
CenterPoint Energy Houston Electric LLC, Series J 5.70%, 3/15/2013	500,000	535,539
Commonwealth Edison Co. 1.63%, 1/15/2014	500,000	503,526
Consolidated Edison Co. of New York, Inc.:
4.88%, 2/1/2013	195,000	206,003
5.63%, 7/1/2012	88,000	92,344
Consumers Energy Co., Series D 5.38%, 4/15/2013	114,000	122,262
Dominion Resources, Inc.:
1.80%, 3/15/2014	200,000	201,894
5.00%, 3/15/2013	250,000	266,585
5.70%, 9/17/2012	380,000	401,613
Duke Energy Carolinas LLC:
5.63%, 11/30/2012	885,000	942,785
5.75%, 11/15/2013	250,000	276,126
Duke Energy Corp. 6.30%, 2/1/2014	500,000	557,996
Duke Energy Indiana, Inc. 5.00%, 9/15/2013	250,000	269,681
Exelon Generation Co. LLC 5.35%, 1/15/2014	400,000	433,096
Georgia Power Co. 1.30%, 9/15/2013	500,000	502,567
KCP&L Greater Missouri Operations Co. 11.88%, 7/1/2012	110,000	121,330
NextEra Energy Capital Holdings, Inc. 5.35%, 6/15/2013	500,000	536,519
Nisource Finance Corp. 6.15%, 3/1/2013	505,000	544,249
Northeast Utilities 5.65%, 6/1/2013	150,000	160,349
Northern States Power Co. 8.00%, 8/28/2012	250,000	270,612
Ohio Power Co. 5.50%, 2/15/2013	250,000	266,114
Ohio Power Co., Series L 5.75%, 9/1/2013	250,000	271,087
Oncor Electric Delivery Co. LLC 5.95%, 9/1/2013	500,000	543,175
PG&E Corp. 5.75%, 4/1/2014	1,000,000	1,098,649
PPL Electric Utilities Corp. 7.13%, 11/30/2013	250,000	284,276
PPL Energy Supply LLC 6.30%, 7/15/2013	250,000	271,560
Progress Energy, Inc. 6.05%, 3/15/2014	500,000	555,974
PSEG Power LLC 2.50%, 4/15/2013	605,000	616,563
Public Service Electric & Gas Co. 5.13%, 9/1/2012	295,000	309,027
Public Service of Colorado 7.88%, 10/1/2012	787,000	854,921
Sierra Pacific Power Co., Series Q 5.45%, 9/1/2013	250,000	270,893
Southern California Edison Co., Series 0 5.00%, 1/15/2014	500,000	546,165
Southern Power Co. 6.25%, 7/15/2012	1,030,000	1,085,040
Tampa Electric Co. 6.38%, 8/15/2012	250,000	264,480
The Cleveland Electric Illuminating Co. 5.65%, 12/15/2013	250,000	271,358
The Dayton Power & Light Co. 5.13%, 10/1/2013	200,000	216,842
Virginia Electric and Power Co. 5.10%, 11/30/2012	710,000	751,655
Wisconsin Electric Power Co. 4.50%, 5/15/2013	100,000	105,739

		16,775,245

ELECTRICAL EQUIPMENT — 0.3%
Emerson Electric Co. 5.63%, 11/15/2013	500,000	557,029
Roper Industries, Inc. 6.63%, 8/15/2013	400,000	442,977

		1,000,006

ELECTRONICS EQUIPMENT INSTRUMENTS & COMPONENTS — 0.1%
Agilent Technologies, Inc. 2.50%, 7/15/2013	250,000	255,185

FOOD & STAPLES RETAILING — 2.1%
Safeway, Inc.:
5.80%, 8/15/2012	255,000	268,287
6.25%, 3/15/2014	500,000	557,197
Target Corp.:
4.00%, 6/15/2013	335,000	355,531
5.13%, 1/15/2013	250,000	266,569
The Kroger Co. 5.00%, 4/15/2013	1,000,000	1,067,706
Wal-Mart Stores, Inc.:
0.75%, 10/25/2013	750,000	749,421
4.25%, 4/15/2013	400,000	424,358
4.55%, 5/1/2013	2,250,000	2,405,639
Walgreen Co. 4.88%, 8/1/2013	900,000	972,427

		7,067,135

FOOD PRODUCTS — 1.8%
Campbell Soup Co.:
4.88%, 10/1/2013	250,000	271,709
5.00%, 12/3/2012	250,000	265,430

See accompanying notes to financial statements.

98

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

General Mills, Inc.:
5.25%, 8/15/2013	$400,000	$433,720
5.65%, 9/10/2012	500,000	529,230
H.J. Heinz Co. 5.35%, 7/15/2013	350,000	378,697
Kellogg Co.:
4.25%, 3/6/2013	305,000	321,666
5.13%, 12/3/2012	480,000	508,495
Kraft Foods, Inc.:
2.63%, 5/8/2013	1,000,000	1,026,701
6.00%, 2/11/2013	500,000	538,897
Sara Lee Corp. 3.88%, 6/15/2013	500,000	521,185
The Hershey Co. 5.00%, 4/1/2013	200,000	213,972
Tyson Foods, Inc. 10.50%, 3/1/2014	500,000	594,787
Unilever Capital Corp. 3.65%, 2/15/2014	500,000	530,970

		6,135,459

HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Baxter International, Inc. 1.80%, 3/15/2013	205,000	208,312
Covidien International Finance SA:
1.88%, 6/15/2013	500,000	506,856
5.45%, 10/15/2012	155,000	164,049
Medtronic, Inc. 4.50%, 3/15/2014	550,000	596,303
St Jude Medical, Inc. 2.20%, 9/15/2013	500,000	509,270

		1,984,790

HEALTH CARE PROVIDERS & SERVICES — 0.5%
Laboratory Corp. of America Holdings 5.50%, 2/1/2013	250,000	266,140
UnitedHealth Group, Inc.:
4.88%, 2/15/2013	360,000	380,506
5.50%, 11/15/2012	250,000	265,066
WellPoint, Inc. 6.80%, 8/1/2012	655,000	694,620

		1,606,332

HOTELS, RESTAURANTS & LEISURE — 0.3%
Darden Restaurants, Inc. 5.63%, 10/15/2012	250,000	263,560
McDonald’s Corp. 4.30%, 3/1/2013	500,000	528,794
Yum! Brands, Inc. 7.70%, 7/1/2012	102,000	108,081

		900,435

HOUSEHOLD DURABLES — 0.2%
Stanley Black & Decker, Inc. 6.15%, 10/1/2013	250,000	277,009
Whirlpool Corp. 8.60%, 5/1/2014	225,000	262,698

		539,707

HOUSEHOLD PRODUCTS — 0.6%
Clorox Co.:
5.00%, 3/1/2013	250,000	264,926
5.45%, 10/15/2012	505,000	534,279
Colgate-Palmolive Co. 1.25%, 5/1/2014	350,000	351,543
Fortune Brands, Inc.:
3.00%, 6/1/2012	360,000	365,511
4.88%, 12/1/2013	250,000	266,177
Newell Rubbermaid, Inc. 5.50%, 4/15/2013	350,000	373,881

		2,156,317

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
TransAlta Corp. 5.75%, 12/15/2013	250,000	270,826

INDUSTRIAL CONGLOMERATES — 1.8%
3M Co.:
4.38%, 8/15/2013	750,000	806,079
4.65%, 12/15/2012	275,000	291,059
Cooper US, Inc. 5.25%, 11/15/2012	500,000	529,494
General Electric Co. 5.00%, 2/1/2013	2,785,000	2,954,377
Koninklijke Philips Electronics NV 4.63%, 3/11/2013	360,000	379,594
Tyco Electronics Group SA 6.00%, 10/1/2012	205,000	217,529
Tyco International Finance SA 6.00%, 11/15/2013	1,000,000	1,102,896

		6,281,028

INSURANCE — 3.4%
Aegon NV 4.75%, 6/1/2013	350,000	367,913
American International Group, Inc.:
3.65%, 1/15/2014	500,000	510,444
4.25%, 5/15/2013	300,000	310,577
Berkshire Hathaway Finance Corp.:
1.50%, 1/10/2014	1,250,000	1,258,007
4.60%, 5/15/2013	500,000	532,685
5.00%, 8/15/2013	1,750,000	1,888,387
Berkshire Hathaway, Inc. 2.13%, 2/11/2013	510,000	521,095
Chubb Corp. 5.20%, 4/1/2013	260,000	277,888
Genworth Financial, Inc. 5.75%, 6/15/2014	500,000	520,734
Hartford Financial Services Group, Inc. 4.63%, 7/15/2013	250,000	262,463
MetLife, Inc.:
2.38%, 2/6/2014	500,000	509,284
5.00%, 11/24/2013	500,000	539,036
5.38%, 12/15/2012	300,000	317,956
5.50%, 6/15/2014	250,000	275,052
Nationwide Financial Services 5.90%, 7/1/2012	255,000	265,151
Principal Life Income Funding Trusts:
5.30%, 12/14/2012	520,000	550,893

See accompanying notes to financial statements.

99

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

5.30%, 4/24/2013	$500,000	$535,601
Prudential Financial, Inc.:
2.75%, 1/14/2013	55,000	56,113
3.63%, 9/17/2012	940,000	967,157
4.50%, 7/15/2013	500,000	527,279
5.15%, 1/15/2013	155,000	163,541
Travelers Property Casualty Corp. 5.00%, 3/15/2013	255,000	271,245

		11,428,501

INTERNET SOFTWARE & SERVICES — 0.3%
eBay, Inc. 0.88%, 10/15/2013	350,000	348,904
Google, Inc. 1.25%, 5/19/2014	600,000	602,010

		950,914

IT SERVICES — 0.2%
Computer Sciences Corp. Series W 5.50%, 3/15/2013	660,000	700,660

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Mattel, Inc. 5.63%, 3/15/2013	250,000	267,235

LIFE SCIENCES TOOLS & SERVICES — 0.2%
Life Technologies Corp. 3.38%, 3/1/2013	400,000	410,534
Thermo Fisher Scientific, Inc.:
2.05%, 2/21/2014	120,000	122,416
2.15%, 12/28/2012	250,000	254,756

		787,706

MACHINERY — 1.3%
Caterpillar Financial Services Corp. 1.38%, 5/20/2014	275,000	275,648
Caterpillar, Inc. 1.38%, 5/27/2014	210,000	210,797
Danaher Corp. 1.30%, 6/23/2014	205,000	205,649
Eaton Corp. 4.90%, 5/15/2013	100,000	107,479
Ingersoll-Rand Global Holding Co., Ltd. 6.00%, 8/15/2013	645,000	705,198
John Deere Capital Corp.:
1.88%, 6/17/2013	1,400,000	1,428,849
4.95%, 12/17/2012	925,000	982,274
5.25%, 10/1/2012	500,000	527,847

		4,443,741

MEDIA — 3.4%
CBS Corp.:
5.63%, 8/15/2012	269,000	282,315
8.20%, 5/15/2014	270,000	317,250
Comcast Cable Communications Holdings, Inc. 8.38%, 3/15/2013	1,236,000	1,383,808
Comcast Cable Communications LLC 7.13%, 6/15/2013	500,000	555,913
Comcast Corp. 5.30%, 1/15/2014	500,000	546,611
Cox Communications, Inc.:
4.63%, 6/1/2013	250,000	265,861
7.13%, 10/1/2012	652,000	700,929
Historic TW, Inc. 9.13%, 1/15/2013	243,000	271,225
News America, Inc. 9.25%, 2/1/2013	250,000	281,196
Reed Elsevier Capital, Inc. 7.75%, 1/15/2014	250,000	286,070
The McGraw-Hill Companies, Inc. 5.38%, 11/15/2012	110,000	115,594
The Walt Disney Co.:
4.50%, 12/15/2013	500,000	542,169
4.70%, 12/1/2012	810,000	856,020
Thomson Reuters Corp. 5.95%, 7/15/2013	1,000,000	1,092,331
Time Warner Cable, Inc.:
5.40%, 7/2/2012	585,000	611,440
6.20%, 7/1/2013	1,390,000	1,522,190
7.50%, 4/1/2014	500,000	576,236
8.25%, 2/14/2014	300,000	349,355
Turner Broadcasting System, Inc. 8.38%, 7/1/2013	250,000	282,870
WPP Finance UK 5.88%, 6/15/2014	500,000	548,959

		11,388,342

METALS & MINING — 2.1%
Alcoa, Inc. 6.00%, 7/15/2013	350,000	381,777
ArcelorMittal 5.38%, 6/1/2013	750,000	797,591
Barrick Gold Corp. 1.75%, 5/30/2014 (a)	300,000	301,092
Barrick Gold Finance Co. LLC 6.13%, 9/15/2013	350,000	386,239
BHP Billiton Finance USA, Ltd.:
4.80%, 4/15/2013	500,000	534,117
5.50%, 4/1/2014	900,000	1,003,026
Nucor Corp. 5.00%, 12/1/2012	355,000	375,733
Rio Tinto Alcan, Inc.:
4.50%, 5/15/2013	1,050,000	1,111,660
4.88%, 9/15/2012	105,000	109,974
Rio Tinto Finance USA, Ltd. 8.95%, 5/1/2014	1,250,000	1,501,857
Teck Resources Ltd. 9.75%, 5/15/2014	250,000	302,500
WMC Finance USA, Ltd. 5.13%, 5/15/2013	250,000	268,866
Xstrata Canada Corp. 7.25%, 7/15/2012	205,000	217,008

		7,291,440

MULTI-UTILITIES — 0.8%
CenterPoint Energy Resources Corp. 7.88%, 4/1/2013	500,000	555,170
MidAmerican Energy Holdings Co. 5.88%, 10/1/2012	755,000	800,480

See accompanying notes to financial statements.

100

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Sempra Energy:
2.00%, 3/15/2014	$500,000	$500,107
8.90%, 11/15/2013	350,000	403,337
Veolia Environnement 5.25%, 6/3/2013	340,000	364,041

		2,623,135

MULTILINE RETAIL — 0.2%
Macy’s Retail Holdings, Inc. 5.75%, 7/15/2014	119,000	131,014
Nordstrom, Inc. 6.75%, 6/1/2014	500,000	572,136

		703,150

MUTLI-UTILITIES — 0.1%
Ameren Corp. 8.88%, 5/15/2014	150,000	172,765

OFFICE ELECTRONICS — 0.2%
Xerox Corp. 5.65%, 5/15/2013	500,000	538,508

OIL&GAS SERVICES — 0.2%
Baker Hughes, Inc. 6.50%, 11/15/2013	500,000	562,871

OIL, GAS & CONSUMABLE FUELS — 5.2%
Anadarko Petroleum Corp. 7.63%, 3/15/2014	500,000	571,675
Apache Corp. 6.00%, 9/15/2013	250,000	276,247
Atmos Energy Corp. 5.13%, 1/15/2013	255,000	269,556
Canadian Natural Resources, Ltd. 5.15%, 2/1/2013	335,000	355,505
Chevron Corp. 3.95%, 3/3/2014	1,000,000	1,073,697
ConocoPhillips:
4.40%, 5/15/2013	500,000	533,730
4.75%, 10/15/2012	810,000	852,941
4.75%, 2/1/2014	800,000	871,134
ConocoPhillips Australia Funding Co. 5.50%, 4/15/2013	300,000	324,634
Devon Energy Corp. 5.63%, 1/15/2014	250,000	276,311
EnCana Corp. 4.75%, 10/15/2013	350,000	374,808
EnCana Holdings Finance Corp. 5.80%, 5/1/2014	500,000	553,505
Energy Transfer Partners LP 5.65%, 8/1/2012	750,000	783,613
Enterprise Products Operating LLC:
4.60%, 8/1/2012	350,000	363,487
5.65%, 4/1/2013	550,000	591,115
9.75%, 1/31/2014	150,000	179,337
EOG Resources, Inc. 6.13%, 10/1/2013	500,000	552,563
Hess Corp. 7.00%, 2/15/2014	300,000	340,672
Husky Energy, Inc. 5.90%, 6/15/2014	500,000	556,274
Kinder Morgan Energy Partners LP:
5.00%, 12/15/2013	250,000	270,930
5.85%, 9/15/2012	275,000	290,549
Nabors Industries, Inc. 5.38%, 8/15/2012	500,000	521,108
NuStar Pipeline Operating Partnership LP 5.88%, 6/1/2013	250,000	267,079
Occidental Petroleum Corp. 1.45%, 12/13/2013	350,000	353,261
Petro-Canada 4.00%, 7/15/2013	250,000	262,329
Plains All American Pipeline LP/PAA Finance Corp.:
4.25%, 9/1/2012	275,000	284,640
5.63%, 12/15/2013	250,000	272,781
Shell International Finance BV:
1.88%, 3/25/2013	1,765,000	1,799,934
4.00%, 3/21/2014	1,000,000	1,074,715
Spectra Energy Capital LLC 6.25%, 2/15/2013	244,000	261,425
Statoil ASA 3.88%, 4/15/2014	500,000	535,265
Total Capital Canada, Ltd. 1.63%, 1/28/2014	350,000	354,192
Transcontinental Gas Pipe Line Co. LLC 8.88%, 7/15/2012	250,000	269,848
Transocean, Inc. 5.25%, 3/15/2013	300,000	317,489
Weatherford International, Ltd.:
4.95%, 10/15/2013	200,000	212,835
5.15%, 3/15/2013	193,000	203,761
XTO Energy, Inc. 5.75%, 12/15/2013	250,000	278,968

		17,531,913

PERSONAL PRODUCTS — 0.3%
The Procter & Gamble Co. 1.38%, 8/1/2012	895,000	903,998

PHARMACEUTICALS — 4.1%
Abbott Laboratories 5.15%, 11/30/2012	775,000	825,324
Bristol-Myers Squibb Co. 5.25%, 8/15/2013	150,000	162,975
Eli Lilly & Co. 4.20%, 3/6/2014	932,000	1,004,974
GlaxoSmithKline Capital, Inc.:
4.38%, 4/15/2014	400,000	435,398
4.85%, 5/15/2013	2,150,000	2,311,317
Johnson & Johnson:
1.20%, 5/15/2014	1,025,000	1,025,821
3.80%, 5/15/2013	246,000	260,094
McKesson Corp. 5.25%, 3/1/2013	500,000	532,332
Medco Health Solutions, Inc.:
6.13%, 3/15/2013	350,000	374,912
7.25%, 8/15/2013	250,000	277,331
Merck & Co, Inc. 5.30%, 12/1/2013	750,000	824,654

See accompanying notes to financial statements.

101

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Novartis Capital Corp.:
1.90%, 4/24/2013	$2,025,000	$2,068,211
4.13%, 2/10/2014	250,000	268,844
Sanofi-Aventis SA 1.63%, 3/28/2014	500,000	505,015
Teva Pharmaceutical Finance III 1.70%, 3/21/2014	250,000	251,384
Wyeth:
5.50%, 3/15/2013	1,005,000	1,081,922
5.50%, 2/1/2014	1,500,000	1,655,020

		13,865,528

PIPELINES — 0.1%
Buckeye Partners LP 4.63%, 7/15/2013	350,000	369,967

REAL ESTATE INVESTMENT TRUSTS — 0.5%
Duke Realty LP 6.25%, 5/15/2013	350,000	374,423
ERP Operating LP 5.20%, 4/1/2013	250,000	263,401
HCP, Inc. 2.70%, 2/1/2014	560,000	566,404
Hospitality Properties Trust 6.75%, 2/15/2013	350,000	374,280
Nationwide Health Properties, Inc. 6.25%, 2/1/2013	250,000	264,805

		1,843,313

ROAD & RAIL — 0.8%
Burlington Northern Santa Fe LLC:
4.30%, 7/1/2013	250,000	265,201
5.90%, 7/1/2012	500,000	525,794
Canadian National Railway Co. 4.95%, 1/15/2014	500,000	545,542
CSX Corp. 5.50%, 8/1/2013	500,000	541,363
Ryder System, Inc. 5.85%, 3/1/2014	250,000	274,239
Union Pacific Corp. 5.45%, 1/31/2013	410,000	438,445

		2,590,584

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.5%
Broadcom Corp. 1.50%, 11/1/2013 (a)	250,000	250,493
Maxim Integrated Products, Inc. 3.45%, 6/14/2013	250,000	258,300
Texas Instruments, Inc.:
0.88%, 5/15/2013	500,000	500,290
1.38%, 5/15/2014	725,000	726,904

		1,735,987

SOFTWARE — 0.5%
Microsoft Corp. 0.88%, 9/27/2013	750,000	751,350
Oracle Corp. 4.95%, 4/15/2013	800,000	857,897

		1,609,247

SPECIALTY RETAIL — 0.9%
AutoZone, Inc. 5.88%, 10/15/2012	500,000	530,238
Best Buy Co., Inc. 6.75%, 7/15/2013	250,000	272,484
Home Depot, Inc. 5.25%, 12/16/2013	750,000	818,319
Lowe’s Cos., Inc. 5.60%, 9/15/2012	405,000	429,114
Staples, Inc. 9.75%, 1/15/2014	1,000,000	1,191,140

		3,241,295

TOBACCO — 1.1%
Altria Group, Inc. 8.50%, 11/10/2013	1,100,000	1,273,168
Philip Morris International, Inc.:
4.88%, 5/16/2013	1,150,000	1,233,370
6.88%, 3/17/2014	500,000	573,407
Reynolds American, Inc. 7.25%, 6/1/2013	250,000	276,233
UST LLC 6.63%, 7/15/2012	405,000	428,207

		3,784,385

WIRELESS TELECOMMUNICATION SERVICES — 4.5%
Alltel Corp. 7.00%, 7/1/2012	500,000	531,160
America Movil SAB de CV 5.50%, 3/1/2014	400,000	439,623
AT&T, Inc.:
4.95%, 1/15/2013	1,675,000	1,779,405
5.88%, 8/15/2012	500,000	527,628
6.70%, 11/15/2013	1,000,000	1,125,380
BellSouth Corp. 4.75%, 11/15/2012	515,000	541,513
Cellco Partnership/Verizon Wireless Capital LLC:
5.55%, 2/1/2014	300,000	330,497
7.38%, 11/15/2013	2,250,000	2,564,615
CenturyLink, Inc. 7.88%, 8/15/2012	500,000	532,052
Deutsche Telekom International Finance BV 5.25%, 7/22/2013	1,500,000	1,617,913
Rogers Communications, Inc. 6.38%, 3/1/2014	1,000,000	1,122,982
Telecom Italia Capital SA 5.25%, 11/15/2013	1,100,000	1,150,728
Telefonica Emisiones SAU 2.58%, 4/26/2013	550,000	554,075
Verizon Communications, Inc. 5.25%, 4/15/2013	529,000	568,620
Verizon Global Funding Corp.:
4.38%, 6/1/2013	500,000	531,326
7.38%, 9/1/2012	330,000	354,884
Verizon Virginia, Inc. 4.63%, 3/15/2013	500,000	526,520

See accompanying notes to financial statements.

102

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Vodafone Group PLC 5.00%, 12/16/2013	$500,000	$543,172

		15,342,093

TOTAL CORPORATE BONDS & NOTES —
(Cost $330,771,969)		332,943,216

	Shares
SHORT TERM INVESTMENT — 2.5%
MONEY MARKET FUND — 2.5%
State Street Institutional Liquid Reserves Fund 0.15% (b)(c)(d) (Cost $8,323,883)	8,323,883	8,323,883

TOTAL INVESTMENTS — 101.0% (e)
(Cost $339,095,852)		341,267,099
OTHER ASSETS & LIABILITIES — (1.0)%		(3,341,713)

NET ASSETS — 100.0%		$337,925,386

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.6% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

103

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 98.7%
AEROSPACE & DEFENSE — 1.5%
General Dynamics Corp.:
4.25%, 5/15/2013 (a)	$150,000	$159,557
5.25%, 2/1/2014	100,000	110,699
Goodrich Corp. 3.60%, 2/1/2021	150,000	142,295
Honeywell International, Inc. 5.00%, 2/15/2019	440,000	485,101
L-3 Communications Corp. 4.75%, 7/15/2020	250,000	246,242
Lockheed Martin Corp. 4.25%, 11/15/2019	145,000	148,506
Northrop Grumman Corp. 1.85%, 11/15/2015	250,000	244,254
Raytheon Co. 3.13%, 10/15/2020	300,000	279,167
The Boeing Co. 3.50%, 2/15/2015	500,000	528,647
United Technologies Corp.:
4.50%, 4/15/2020	250,000	263,761
5.38%, 12/15/2017	260,000	294,253

		2,902,482

AIR FREIGHT & LOGISTICS — 0.4%
FedEx Corp. 8.00%, 1/15/2019	150,000	187,516
United Parcel Service of America, Inc. 8.38%, 4/1/2020	100,000	134,148
United Parcel Service, Inc.:
4.50%, 1/15/2013	150,000	158,796
5.13%, 4/1/2019	250,000	280,816

		761,276

AIRLINES — 0.2%
Delta Air Lines 2010-2 Pass Through Trust, Class A 4.95%, 5/23/2019	147,852	147,482
United Air Lines, Inc. 9.75%, 1/15/2017 (b)	230,713	263,013

		410,495

AUTO COMPONENTS — 0.1%
Anheuser-Busch InBev Worldwide, Inc. 2.88%, 2/15/2016	45,000	45,778
Johnson Controls, Inc. 5.00%, 3/30/2020 (a)	150,000	159,172

		204,950

AUTOMOBILES — 0.3%
Daimler Finance North America LLC 6.50%, 11/15/2013	440,000	489,831

BANKS — 0.3%
Abbey National Treasury Services PLC 4.00%, 4/27/2016 (a)	250,000	247,217
First Tennessee Bank 5.65%, 4/1/2016	250,000	267,035

		514,252

BEVERAGES — 2.7%
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 3/26/2013	500,000	512,317
3.63%, 4/15/2015	300,000	315,937
4.13%, 1/15/2015 (a)	195,000	208,697
5.38%, 1/15/2020	615,000	675,272
Coca-Cola Enterprises, Inc. 3.50%, 9/15/2020	150,000	143,616
Diageo Capital PLC 4.83%, 7/15/2020	250,000	262,700
Diageo Finance BV 3.25%, 1/15/2015	390,000	405,939
Dr. Pepper Snapple Group, Inc. 2.35%, 12/21/2012	250,000	255,054
PepsiAmericas, Inc. 5.75%, 7/31/2012	250,000	264,087
PepsiCo, Inc.:
0.88%, 10/25/2013 (a)	350,000	349,690
2.50%, 5/10/2016	250,000	251,632
3.10%, 1/15/2015	160,000	167,623
3.13%, 11/1/2020	250,000	235,741
5.00%, 6/1/2018	285,000	315,515
The Coca-Cola Co.:
1.50%, 11/15/2015	500,000	489,442
3.15%, 11/15/2020	270,000	259,191

		5,112,453

BIOTECHNOLOGY — 0.3%
Amgen, Inc. 6.15%, 6/1/2018	350,000	403,554
Gilead Sciences, Inc. 4.50%, 4/1/2021	125,000	125,403

		528,957

BUILDING PRODUCTS — 0.2%
Owens Corning 9.00%, 6/15/2019	265,000	312,711

CAPITAL MARKETS — 6.9%
BlackRock, Inc. 5.00%, 12/10/2019 (a)	356,000	378,449
Jefferies Group, Inc. 5.13%, 4/13/2018	350,000	349,601
Morgan Stanley:
3.45%, 11/2/2015 (a)	1,500,000	1,481,696
3.80%, 4/29/2016	250,000	248,283
4.75%, 4/1/2014	1,245,000	1,297,310
5.25%, 11/2/2012	500,000	526,659
5.63%, 9/23/2019	1,235,000	1,264,841
5.75%, 1/25/2021	300,000	310,287
Northern Trust Corp. 3.45%, 11/4/2020	100,000	95,683
TD Ameritrade Holding Corp. 5.60%, 12/1/2019	145,000	156,509
The Bank of New York Mellon Corp.:
3.10%, 1/15/2015	640,000	660,460
4.15%, 2/1/2021	100,000	99,154
The Bear Stearns Cos. LLC:
6.95%, 8/10/2012	300,000	320,024
7.25%, 2/1/2018	1,045,000	1,239,283

See accompanying notes to financial statements.

104

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

The Goldman Sachs Group, Inc.:
3.63%, 2/7/2016	$250,000	$252,512
3.70%, 8/1/2015	750,000	761,165
5.25%, 10/15/2013 (a)	750,000	803,136
5.38%, 3/15/2020	250,000	256,744
5.45%, 11/1/2012 (a)	250,000	263,961
5.70%, 9/1/2012	630,000	663,388
5.95%, 1/18/2018	1,300,000	1,397,598
6.00%, 5/1/2014 (a)	160,000	174,570
6.00%, 6/15/2020	150,000	161,413

		13,162,726

CHEMICALS — 2.0%
Air Products & Chemicals, Inc. 4.38%, 8/21/2019 (a)	100,000	104,287
Airgas, Inc. 2.85%, 10/1/2013	100,000	102,273
E.I. du Pont de Nemours & Co.:
3.25%, 1/15/2015 (a)	150,000	156,863
4.63%, 1/15/2020	350,000	368,064
5.00%, 7/15/2013	250,000	269,531
5.25%, 12/15/2016	250,000	282,044
Lubrizol Corp. 8.88%, 2/1/2019	150,000	193,908
Monsanto Co. 2.75%, 4/15/2016	100,000	101,769
Potash Corp. of Saskatchewan, Inc. 3.75%, 9/30/2015	360,000	379,702
PPG Industries, Inc. 5.75%, 3/15/2013	250,000	268,640
Praxair, Inc.:
2.13%, 6/14/2013	320,000	327,485
4.05%, 3/15/2021	100,000	101,536
The Dow Chemical Co.:
4.25%, 11/15/2020 (a)	40,000	39,126
7.60%, 5/15/2014	355,000	411,924
8.55%, 5/15/2019 (a)	560,000	720,157

		3,827,309

COMMERCIAL BANKS — 10.7%
Bank of Montreal 2.13%, 6/28/2013	250,000	255,564
Bank of Nova Scotia:
2.25%, 1/22/2013	555,000	567,318
2.90%, 3/29/2016 (a)	750,000	764,450
Bank One Corp. 5.25%, 1/30/2013	750,000	793,593
Barclays Bank PLC:
2.38%, 1/13/2014	350,000	353,905
5.00%, 9/22/2016	400,000	426,107
5.13%, 1/8/2020	500,000	507,820
5.20%, 7/10/2014	355,000	383,602
BB&T Corp.:
2.05%, 4/28/2014	100,000	100,846
3.85%, 7/27/2012	320,000	330,595
3.95%, 4/29/2016	125,000	131,118
BNP Paribas:
3.25%, 3/11/2015	550,000	557,518
5.00%, 1/15/2021 (a)	250,000	251,161
Canadian Imperial Bank of Commerce/Canada 2.35%, 12/11/2015	250,000	248,882
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 4.50%, 1/11/2021	500,000	512,935
Credit Suisse AG 5.40%, 1/14/2020	160,000	160,995
Credit Suisse of New York, NY:
2.20%, 1/14/2014 (a)	100,000	101,008
5.00%, 5/15/2013	350,000	372,770
5.30%, 8/13/2019	370,000	392,295
5.50%, 5/1/2014 (a)	800,000	876,929
6.00%, 2/15/2018 (a)	350,000	376,478
Deutsche Bank AG London:
3.45%, 3/30/2015	250,000	256,572
3.88%, 8/18/2014	670,000	701,861
6.00%, 9/1/2017	570,000	635,784
Fifth Third Bancorp 6.25%, 5/1/2013 (a)	250,000	270,139
HSBC Bank USA NA 6.00%, 8/9/2017	500,000	552,059
Huntington BancShares, Inc. 7.00%, 12/15/2020 (a)	25,000	27,915
KeyBank NA 4.95%, 9/15/2015	200,000	213,606
KeyCorp:
5.10%, 3/24/2021	40,000	40,740
6.50%, 5/14/2013	250,000	272,125
Lloyds TSB Bank PLC:
4.88%, 1/21/2016 (a)	125,000	128,011
6.38%, 1/21/2021	150,000	155,052
PNC Funding Corp.:
5.13%, 2/8/2020 (a)	360,000	382,269
5.40%, 6/10/2014	350,000	383,917
5.63%, 2/1/2017	350,000	378,073
Royal Bank of Canada 1.13%, 1/15/2014	500,000	499,171
SunTrust Bank 7.25%, 3/15/2018	150,000	172,157
SunTrust Banks, Inc. 3.60%, 4/15/2016	55,000	55,706
The Royal Bank of Scotland PLC:
3.40%, 8/23/2013 (a)	150,000	153,229
4.38%, 3/16/2016	500,000	503,533
Union Bank NA 5.95%, 5/11/2016	255,000	281,412
US Bancorp:
1.38%, 9/13/2013	250,000	250,601
3.15%, 3/4/2015	640,000	657,760
Wachovia Bank 4.80%, 11/1/2014	250,000	269,174
Wachovia Corp.:
5.50%, 5/1/2013	1,269,000	1,364,896
5.63%, 10/15/2016	500,000	553,239
Wells Fargo & Co.:
3.63%, 4/15/2015 (a)	780,000	815,637
3.68%, 6/15/2016 (a)	250,000	258,816

See accompanying notes to financial statements.

105

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

4.60%, 4/1/2021	$200,000	$202,212
5.63%, 12/11/2017	700,000	774,222
Westpac Banking Corp.:
2.25%, 11/19/2012	400,000	407,052
3.00%, 12/9/2015 (a)	500,000	502,339

		20,585,168

COMMERCIAL SERVICES & SUPPLIES — 0.7%
Avery Dennison Corp. 4.88%, 1/15/2013	250,000	262,929
Cintas Corp. 6.13%, 12/1/2017	100,000	114,616
Pitney Bowes, Inc.:
4.63%, 10/1/2012	150,000	156,135
6.25%, 3/15/2019	135,000	147,400
Republic Services, Inc. 5.50%, 9/15/2019	305,000	330,981
Waste Management, Inc. 6.38%, 3/11/2015	200,000	227,886

		1,239,947

COMMUNICATIONS EQUIPMENT — 0.6%
Cisco Systems, Inc.:
1.63%, 3/14/2014	200,000	201,871
4.95%, 2/15/2019	320,000	346,165
5.50%, 2/22/2016	300,000	340,515
Juniper Networks, Inc. 3.10%, 3/15/2016	35,000	35,526
Motorola, Inc. 5.38%, 11/15/2012	200,000	210,300

		1,134,377

COMPUTERS & PERIPHERALS — 1.6%
Dell, Inc.:
4.70%, 4/15/2013	185,000	196,716
5.88%, 6/15/2019 (a)	165,000	184,374
Hewlett-Packard Co.:
2.65%, 6/1/2016 (a)	250,000	251,068
3.75%, 12/1/2020	250,000	242,111
4.50%, 3/1/2013	132,000	139,924
4.75%, 6/2/2014	690,000	753,990
International Business Machines Corp.:
1.25%, 5/12/2014	250,000	250,621
4.75%, 11/29/2012	350,000	370,308
5.70%, 9/14/2017	645,000	742,603

		3,131,715

CONSUMER FINANCE — 0.4%
Discover Financial Services 10.25%, 7/15/2019	100,000	129,328
SLM Corp. 8.45%, 6/15/2018	505,000	552,975

		682,303

DIVERSIFIED CONSUMER SERVICES — 0.2%
Yale University 2.90%, 10/15/2014	305,000	320,240

DIVERSIFIED FINANCIAL SERVICES — 16.0%
Allstate Life Global Funding Trusts 5.38%, 4/30/2013	475,000	510,669
American Express Co.:
7.25%, 5/20/2014 (a)	1,240,000	1,413,712
8.13%, 5/20/2019	305,000	385,621
American Express Credit Corp. 2.75%, 9/15/2015	400,000	399,885
Bank of America Corp.:
3.63%, 3/17/2016	750,000	750,560
4.50%, 4/1/2015	755,000	789,209
4.90%, 5/1/2013	985,000	1,035,530
5.00%, 5/13/2021 (a)	250,000	246,958
5.25%, 12/1/2015	1,000,000	1,064,408
5.38%, 9/11/2012	300,000	314,938
5.38%, 6/15/2014	350,000	380,144
5.63%, 7/1/2020	500,000	513,021
6.50%, 8/1/2016	350,000	389,760
BP Capital Markets PLC:
3.88%, 3/10/2015	300,000	316,333
4.50%, 10/1/2020	300,000	306,174
5.25%, 11/7/2013	250,000	271,359
Capital One Bank USA NA 8.80%, 7/15/2019	395,000	485,168
Capital One Financial Corp. 7.38%, 5/23/2014	185,000	214,005
Citigroup, Inc.:
4.59%, 12/15/2015	1,100,000	1,158,352
4.75%, 5/19/2015	400,000	422,658
5.00%, 9/15/2014	500,000	524,675
5.50%, 4/11/2013	1,210,000	1,285,894
5.63%, 8/27/2012	250,000	261,135
6.13%, 11/21/2017	250,000	275,875
8.50%, 5/22/2019	815,000	1,013,638
Credit Suisse USA, Inc.:
4.88%, 1/15/2015 (a)	5,000	5,439
5.85%, 8/16/2016	250,000	284,793
General Electric Capital Corp.:
3.50%, 8/13/2012	1,000,000	1,030,703
4.38%, 9/16/2020	450,000	440,522
4.80%, 5/1/2013 (a)	2,105,000	2,237,471
5.30%, 2/11/2021 (a)	95,000	98,781
5.40%, 2/15/2017	750,000	821,856
5.63%, 5/1/2018	770,000	838,931
HSBC Finance Corp.:
5.00%, 6/30/2015	810,000	878,328
6.68%, 1/15/2021 (c)	500,000	518,446
JPMorgan Chase & Co.:
2.60%, 1/15/2016	850,000	835,425
3.45%, 3/1/2016	1,000,000	1,011,300
4.25%, 10/15/2020	800,000	783,237
4.63%, 5/10/2021 (a)	150,000	151,138
4.65%, 6/1/2014 (a)	520,000	556,683
Lazard Group LLC 6.85%, 6/15/2017	145,000	159,396
Merrill Lynch & Co., Inc. 6.88%, 4/25/2018	1,167,000	1,298,518
National Rural Utilities Cooperative Finance Corp.:
5.45%, 2/1/2018	250,000	276,299
10.38%, 11/1/2018	185,000	256,326

See accompanying notes to financial statements.

106

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Nomura Holdings, Inc.:
5.00%, 3/4/2015	$170,000	$178,076
6.70%, 3/4/2020	155,000	168,147
Royal Bank of Scotland Group PLC:
5.00%, 10/1/2014	130,000	128,111
5.63%, 8/24/2020 (a)	500,000	495,278
SLM Corp. 5.00%, 10/1/2013	265,000	268,975
The Charles Schwab Corp. 4.45%, 7/22/2020	250,000	251,699
The Nasdaq OMX Group, Inc. 5.25%, 1/16/2018 (a)	60,000	59,971
The Royal Bank of Scotland Group PLC 4.88%, 3/16/2015 (a)	250,000	257,832
The Western Union Co. 5.25%, 4/1/2020	135,000	141,697
Toyota Motor Credit Corp.:
2.80%, 1/11/2016 (a)	150,000	152,193
4.25%, 1/11/2021	150,000	151,663
UBS AG of Stamford, CT:
2.25%, 8/12/2013	250,000	253,552
2.25%, 1/28/2014 (a)	250,000	253,186
4.88%, 8/4/2020	45,000	45,782
5.75%, 4/25/2018	555,000	603,507
5.88%, 12/20/2017	100,000	108,772

		30,731,714

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
British Telecommunications PLC 5.95%, 1/15/2018	300,000	329,417
Qwest Corp.:
7.50%, 10/1/2014 (a)	250,000	281,748
8.38%, 5/1/2016 (a)	205,000	238,594

		849,759

ELECTRIC UTILITIES — 5.1%
Baltimore Gas & Electric Co. 5.90%, 10/1/2016	150,000	171,708
Carolina Power & Light Co. 5.25%, 12/15/2015	320,000	356,786
CenterPoint Energy Houston Electric LLC, Series M 5.75%, 1/15/2014	210,000	230,541
Commonwealth Edison Co.:
1.63%, 1/15/2014	100,000	100,705
4.00%, 8/1/2020	60,000	59,421
5.80%, 3/15/2018	520,000	583,371
Consolidated Edison Co. of New York, Inc.:
4.88%, 2/1/2013	250,000	264,106
6.65%, 4/1/2019	155,000	185,460
Consumers Energy Co., Series M 5.50%, 8/15/2016	250,000	280,008
Duke Energy Carolinas LLC 3.90%, 6/15/2021	150,000	149,891
Duke Energy Corp. 3.95%, 9/15/2014	670,000	713,765
Edison International 3.75%, 9/15/2017	350,000	349,146
Entergy Corp. 5.13%, 9/15/2020 (a)	300,000	298,172
FirstEnergy Solutions Corp. 4.80%, 2/15/2015	155,000	166,119
FPL Group Capital, Inc. 6.00%, 3/1/2019	320,000	356,114
Georgia Power Co.:
4.25%, 12/1/2019	360,000	372,667
6.00%, 11/1/2013	250,000	277,136
Great Plains Energy, Inc. 4.85%, 6/1/2021	75,000	75,240
Indiana Michigan Power Co., Series I 7.00%, 3/15/2019 (a)	165,000	193,258
LG&E and KU Energy LLC 3.75%, 11/15/2020	300,000	282,584
Nevada Power Co. 6.50%, 8/1/2018	155,000	180,685
Nisource Finance Corp. 6.40%, 3/15/2018	450,000	507,074
Ohio Power Co. 5.50%, 2/15/2013	250,000	266,114
Oncor Electric Delivery Co. LLC 6.38%, 1/15/2015	350,000	396,207
Pacific Gas & Electric Co. 3.50%, 10/1/2020 (a)	250,000	237,832
PG&E Corp. 5.75%, 4/1/2014 (a)	105,000	115,358
Progress Energy, Inc. 7.05%, 3/15/2019	150,000	179,431
PSEG Power LLC 5.13%, 4/15/2020	280,000	293,437
Public Service of Colorado 7.88%, 10/1/2012	265,000	287,871
South Carolina Electric & Gas Co. 5.25%, 11/1/2018	200,000	220,984
Southern California Edison Co. 3.88%, 6/1/2021	35,000	34,904
TECO Finance, Inc. 5.15%, 3/15/2020	150,000	158,520
The Cleveland Electric Illuminating Co. 5.65%, 12/15/2013	250,000	271,358
The Detroit Edison Co. 3.45%, 10/1/2020	100,000	96,846
Union Electric Co.:
6.40%, 6/15/2017	250,000	288,568
6.70%, 2/1/2019	115,000	134,657
Virginia Electric and Power Co.:
5.10%, 11/30/2012	225,000	238,200
5.40%, 4/30/2018	155,000	172,666
Wisconsin Electric Power Co. 4.25%, 12/15/2019	150,000	154,752
Xcel Energy, Inc. 4.70%, 5/15/2020	150,000	156,539

		9,858,201

ELECTRICAL EQUIPMENT — 0.2%
Emerson Electric Co. 5.00%, 4/15/2019	400,000	430,455

See accompanying notes to financial statements.

107

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

ELECTRONICS EQUIPMENT INSTRUMENTS & COMPONENTS — 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/2020	$200,000	$209,352
Arrow Electronics, Inc. 5.13%, 3/1/2021	150,000	149,615
Avnet, Inc. 6.63%, 9/15/2016	160,000	177,513

		536,480

ENERGY EQUIPMENT & SERVICES — 0.2%
Cameron International Corp. 4.50%, 6/1/2021	50,000	49,494
Halliburton Co. 6.15%, 9/15/2019	125,000	145,456
Nabors Industries, Inc. 9.25%, 1/15/2019 (a)	145,000	184,795

		379,745

FOOD & STAPLES RETAILING — 2.1%
Costco Wholesale Corp. 5.50%, 3/15/2017	300,000	346,933
CVS Caremark Corp.:
4.13%, 5/15/2021	250,000	243,201
5.75%, 6/1/2017	465,000	524,255
Safeway, Inc. 5.00%, 8/15/2019	190,000	198,259
Target Corp. 6.00%, 1/15/2018	310,000	359,691
The Kroger Co. 6.40%, 8/15/2017 (a)	250,000	291,778
Wal-Mart Stores, Inc.:
1.63%, 4/15/2014	250,000	253,308
3.00%, 2/3/2014	1,045,000	1,095,768
3.25%, 10/25/2020	500,000	475,622
Walgreen Co. 5.25%, 1/15/2019	250,000	278,625

		4,067,440

FOOD PRODUCTS — 1.9%
Archer-Daniels-Midland Co. 4.48%, 3/1/2021	150,000	156,219
Bunge Ltd. 8.50%, 6/15/2019	150,000	182,040
Campbell Soup Co. 3.05%, 7/15/2017	100,000	101,973
ConAgra Foods, Inc. 7.00%, 4/15/2019	250,000	285,227
General Mills, Inc. 5.70%, 2/15/2017	500,000	563,649
Kellogg Co.:
3.25%, 5/21/2018	35,000	34,905
4.25%, 3/6/2013	300,000	316,393
Kraft Foods, Inc.:
2.63%, 5/8/2013	300,000	308,010
4.13%, 2/9/2016	610,000	648,572
5.38%, 2/10/2020	410,000	447,326
Sara Lee Corp. 2.75%, 9/15/2015	200,000	199,943
Tyson Foods, Inc. 10.50%, 3/1/2014	150,000	178,436
Unilever Capital Corp. 3.65%, 2/15/2014 (a)	155,000	164,601

		3,587,294

GAS UTILITIES — 0.1%
National Grid PLC 6.30%, 8/1/2016	100,000	114,703

HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Baxter International, Inc. 4.00%, 3/1/2014	510,000	546,365
C.R. Bard, Inc. 2.88%, 1/15/2016	75,000	76,501
CareFusion Corp. 5.13%, 8/1/2014	150,000	163,986
Covidien International Finance SA 2.80%, 6/15/2015	350,000	357,422
Hospira, Inc. 5.90%, 6/15/2014 (a)	250,000	276,769
Johnson & Johnson 2.95%, 9/1/2020	250,000	239,706
Medtronic, Inc.:
3.00%, 3/15/2015	150,000	155,729
4.45%, 3/15/2020	185,000	193,720
St. Jude Medical, Inc. 2.50%, 1/15/2016 (a)	250,000	251,532

		2,261,730

HEALTH CARE PROVIDERS & SERVICES — 1.5%
Cardinal Health, Inc. 5.80%, 10/15/2016	250,000	280,649
CIGNA Corp. 4.50%, 3/15/2021	150,000	150,129
Coventry Health Care, Inc. 5.45%, 6/15/2021	40,000	41,055
Express Scripts, Inc. 6.25%, 6/15/2014	395,000	443,650
Humana, Inc. 7.20%, 6/15/2018	260,000	300,545
Laboratory Corp. of America Holdings 3.13%, 5/15/2016	250,000	254,052
McKesson Corp. 7.50%, 2/15/2019	135,000	165,491
Quest Diagnostics, Inc. 4.70%, 4/1/2021	150,000	153,429
UnitedHealth Group, Inc.:
3.88%, 10/15/2020	250,000	244,958
5.50%, 11/15/2012	250,000	265,066
WellPoint, Inc.:
5.25%, 1/15/2016	200,000	222,943
5.88%, 6/15/2017	300,000	342,207
7.00%, 2/15/2019	45,000	53,278

		2,917,452

HOTELS, RESTAURANTS & LEISURE — 0.5%
Darden Restaurants, Inc. 6.20%, 10/15/2017 (a)	150,000	172,158
Marriott International, Inc. 6.38%, 6/15/2017 (a)	150,000	170,781

See accompanying notes to financial statements.

108

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

McDonald’s Corp.:
3.50%, 7/15/2020 (a)	$55,000	$54,335
3.63%, 5/20/2021	50,000	49,657
4.30%, 3/1/2013	150,000	158,638
5.35%, 3/1/2018	140,000	158,492
Yum! Brands, Inc. 6.25%, 3/15/2018	100,000	113,376

		877,437

HOUSEHOLD DURABLES — 0.2%
Whirlpool Corp.:
4.85%, 6/15/2021	50,000	49,461
6.50%, 6/15/2016	250,000	281,947

		331,408

HOUSEHOLD PRODUCTS — 0.6%
Clorox Co. 5.45%, 10/15/2012	145,000	153,407
Colgate-Palmolive Co. 2.95%, 11/1/2020	250,000	238,970
Fortune Brands, Inc. 6.38%, 6/15/2014 (a)	265,000	294,545
Kimberly-Clark Corp. 7.50%, 11/1/2018	195,000	245,655
Newell Rubbermaid, Inc. 6.25%, 4/15/2018	150,000	166,511

		1,099,088

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
TransAlta Corp. 5.75%, 12/15/2013	200,000	216,661

INDUSTRIAL CONGLOMERATES — 1.0%
3M Co. 4.38%, 8/15/2013 (a)	250,000	268,693
Cooper US, Inc.:
2.38%, 1/15/2016	100,000	99,864
3.88%, 12/15/2020	150,000	147,859
General Electric Co. 5.25%, 12/6/2017	760,000	835,665
Tyco Electronics Group SA 6.55%, 10/1/2017	210,000	246,864
Tyco International Finance SA:
3.38%, 10/15/2015	115,000	118,325
3.75%, 1/15/2018 (a)	100,000	100,323
4.13%, 10/15/2014	170,000	181,207

		1,998,800

INSURANCE — 3.8%
ACE INA Holdings, Inc.:
2.60%, 11/23/2015 (a)	250,000	249,412
5.90%, 6/15/2019	155,000	174,019
Aflac, Inc. 8.50%, 5/15/2019 (a)	395,000	483,214
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/1/2016	100,000	113,945
American International Group, Inc. 5.85%, 1/16/2018	1,150,000	1,203,413
AON Corp. 5.00%, 9/30/2020 (a)	225,000	231,051
Axis Specialty Finance LLC 5.88%, 6/1/2020	100,000	102,199
Berkshire Hathaway Finance Corp.:
1.50%, 1/10/2014 (a)	100,000	100,641
4.25%, 1/15/2021 (a)	100,000	101,346
5.40%, 5/15/2018 (a)	145,000	160,683
Chubb Corp. 6.38%, 3/29/2067 (d)	195,000	202,800
CNA Financial Corp. 5.88%, 8/15/2020	150,000	156,627
Genworth Financial, Inc.:
5.75%, 6/15/2014	45,000	46,866
7.20%, 2/15/2021	150,000	147,861
7.63%, 9/24/2021	—	—
Hartford Financial Services Group, Inc.:
4.00%, 3/30/2015 (a)	100,000	102,954
6.30%, 3/15/2018	130,000	141,382
Lincoln National Corp. 8.75%, 7/1/2019	300,000	377,772
Marsh & McLennan Cos., Inc. 5.75%, 9/15/2015	185,000	204,900
MetLife, Inc. 6.75%, 6/1/2016	515,000	598,649
Principal Life Income Funding Trusts 5.30%, 12/14/2012	300,000	317,823
Prudential Financial, Inc.:
3.88%, 1/14/2015	125,000	130,321
4.75%, 4/1/2014	300,000	320,782
4.75%, 9/17/2015	320,000	343,208
7.38%, 6/15/2019	200,000	236,503
The Travelers Cos., Inc. 6.25%, 6/20/2016	320,000	365,984
Transatlantic Holdings, Inc. 5.75%, 12/14/2015	100,000	106,833
Willis North America, Inc. 7.00%, 9/29/2019	250,000	276,170
XL Group PLC 5.25%, 9/15/2014	250,000	267,917

		7,265,275

INTERNET SOFTWARE & SERVICES — 0.2%
Google, Inc.:
1.25%, 5/19/2014	250,000	250,838
3.63%, 5/19/2021	150,000	147,145

		397,983

IT SERVICES — 0.2%
Computer Sciences Corp. Series W 5.50%, 3/15/2013	210,000	222,937
Fiserv, Inc. 6.80%, 11/20/2017 (a)	150,000	171,578

		394,515

LIFE SCIENCES TOOLS & SERVICES — 0.3%
Life Technologies Corp. 5.00%, 1/15/2021	250,000	254,587
Thermo Fisher Scientific, Inc.:
3.20%, 5/1/2015	250,000	258,143
3.20%, 3/1/2016	40,000	41,089

		553,819

See accompanying notes to financial statements.

109

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

MACHINERY — 1.5%
Caterpillar Financial Services Corp.:
1.38%, 5/20/2014 (a)	$30,000	$30,071
6.20%, 9/30/2013	785,000	873,912
7.15%, 2/15/2019	250,000	307,599
Caterpillar, Inc.:
1.38%, 5/27/2014	50,000	50,190
3.90%, 5/27/2021 (a)	50,000	49,965
Danaher Corp. 5.40%, 3/1/2019 (a)	250,000	277,989
Eaton Corp. 6.95%, 3/20/2019	150,000	181,813
Ingersoll-Rand Global Holding Co., Ltd.:
6.00%, 8/15/2013	100,000	109,333
9.50%, 4/15/2014	180,000	216,206
John Deere Capital Corp.:
2.80%, 9/18/2017	250,000	249,192
4.90%, 9/9/2013	250,000	271,261
4.95%, 12/17/2012	250,000	265,479

		2,883,010

MEDIA — 4.3%
CBS Corp. 8.88%, 5/15/2019	145,000	184,021
Comcast Corp.:
5.70%, 5/15/2018	1,015,000	1,119,139
6.50%, 1/15/2015	500,000	569,938
Cox Communications, Inc. 4.63%, 6/1/2013	205,000	218,006
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc.:
3.55%, 3/15/2015	395,000	413,053
5.20%, 3/15/2020	350,000	369,836
7.63%, 5/15/2016	111,000	120,435
Discovery Communications LLC:
5.05%, 6/1/2020	200,000	210,883
5.63%, 8/15/2019	100,000	109,658
NBC Universal, Inc.:
2.10%, 4/1/2014 (c)	150,000	152,043
5.15%, 4/30/2020 (c)	150,000	159,186
News America, Inc.:
4.50%, 2/15/2021 (c)	100,000	99,163
6.90%, 3/1/2019	260,000	305,998
Omnicom Group, Inc. 4.45%, 8/15/2020	250,000	247,072
Reed Elsevier Capital, Inc. 8.63%, 1/15/2019	150,000	189,534
The Interpublic Group of Cos., Inc. 6.25%, 11/15/2014	100,000	111,000
The Walt Disney Co. 4.50%, 12/15/2013	380,000	412,048
Thomson Reuters Corp. 6.50%, 7/15/2018	255,000	296,859
Time Warner Cable, Inc.:
5.00%, 2/1/2020	250,000	259,204
5.85%, 5/1/2017	500,000	557,946
6.20%, 7/1/2013	785,000	859,654
Time Warner, Inc.:
4.88%, 3/15/2020	250,000	259,263
5.88%, 11/15/2016	290,000	330,198
Viacom, Inc.:
4.50%, 3/1/2021 (a)	100,000	101,104
6.25%, 4/30/2016	200,000	230,605
Virgin Media Secured Finance PLC 5.25%, 1/15/2021 (c)	125,000	129,089
WPP Finance UK 5.88%, 6/15/2014	250,000	274,255

		8,289,190

METALS & MINING — 2.8%
Alcoa, Inc.:
5.40%, 4/15/2021	250,000	250,018
6.75%, 7/15/2018 (a)	205,000	226,470
ArcelorMittal:
3.75%, 3/1/2016	250,000	251,839
5.38%, 6/1/2013	250,000	265,864
5.50%, 3/1/2021 (a)	200,000	199,421
6.13%, 6/1/2018 (a)	300,000	320,997
Barrick Gold Corp.:
1.75%, 5/30/2014 (c)	45,000	45,164
2.90%, 5/30/2016 (a)(c)	50,000	50,029
6.95%, 4/1/2019	250,000	296,912
Barrick North America Finance LLC 4.40%, 5/30/2021 (c)	50,000	49,926
BHP Billiton Finance USA, Ltd. 5.50%, 4/1/2014	715,000	796,849
Cliffs Natural Resources, Inc. 4.88%, 4/1/2021	100,000	100,276
Freeport-McMoRan Copper & Gold, Inc. 8.38%, 4/1/2017	205,000	223,450
Nucor Corp. 5.75%, 12/1/2017	250,000	287,698
Rio Tinto Finance USA, Ltd.:
3.50%, 11/2/2020	400,000	380,683
6.50%, 7/15/2018	300,000	350,658
8.95%, 5/1/2014	250,000	300,371
Teck Resources, Ltd. 10.25%, 5/15/2016 (a)	300,000	357,750
Vale Overseas, Ltd. 5.63%, 9/15/2019	360,000	383,486
Xstrata Canada Corp. 6.00%, 10/15/2015	150,000	166,783

		5,304,644

MULTI-UTILITIES — 1.0%
Dominion Resources, Inc. 5.60%, 11/15/2016	300,000	338,318
MidAmerican Energy Co. 5.13%, 1/15/2013	500,000	529,329
MidAmerican Energy Holdings Co. 5.75%, 4/1/2018	490,000	552,350
Sempra Energy 6.50%, 6/1/2016	395,000	453,724
Veolia Environnement SA 6.00%, 6/1/2018	100,000	112,632

		1,986,353

See accompanying notes to financial statements.

110

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

MULTILINE RETAIL — 0.2%
Macy’s Retail Holdings, Inc. 5.75%, 7/15/2014	$200,000	$220,191
Nordstrom, Inc. 6.75%, 6/1/2014	200,000	228,855

		449,046

OFFICE ELECTRONICS — 0.4%
Xerox Corp.:
4.25%, 2/15/2015	395,000	420,810
5.63%, 12/15/2019	250,000	272,196

		693,006

OIL & GAS — 0.1%
Ensco PLC 3.25%, 3/15/2016	250,000	253,742

OIL, GAS & CONSUMABLE FUELS — 7.3%
Anadarko Petroleum Corp.:
5.95%, 9/15/2016	300,000	336,705
6.95%, 6/15/2019	155,000	180,402
Apache Corp. 6.90%, 9/15/2018	300,000	364,273
BP Capital Markets PLC 3.20%, 3/11/2016 (a)	500,000	508,139
Canadian Natural Resources, Ltd. 5.70%, 5/15/2017	205,000	231,917
Cenovus Energy, Inc. 4.50%, 9/15/2014	250,000	270,916
CenterPoint Energy Resources Corp. 4.50%, 1/15/2021 (c)	65,000	65,058
Chevron Corp. 4.95%, 3/3/2019	205,000	228,664
ConocoPhillips:
4.60%, 1/15/2015	150,000	164,842
5.75%, 2/1/2019	310,000	355,915
ConocoPhillips Australia Funding Co. 5.50%, 4/15/2013	350,000	378,739
Diamond Offshore Drilling, Inc. 5.88%, 5/1/2019	145,000	162,519
Enbridge Energy Partners LP 5.20%, 3/15/2020	250,000	264,169
Enbridge, Inc. 5.60%, 4/1/2017	250,000	280,062
EnCana Corp. 6.50%, 5/15/2019	310,000	363,752
Energy Transfer Partners LP 8.50%, 4/15/2014	320,000	372,887
Ensco PLC 4.70%, 3/15/2021	125,000	125,883
Enterprise Products Operating LLC:
3.20%, 2/1/2016	100,000	101,248
6.30%, 9/15/2017	360,000	411,307
9.75%, 1/31/2014 (a)	250,000	298,896
EOG Resources, Inc. 2.95%, 6/1/2015	350,000	359,706
Hess Corp. 8.13%, 2/15/2019	100,000	126,427
Husky Energy, Inc. 5.90%, 6/15/2014	250,000	277,832
Kinder Morgan Energy Partners LP 6.00%, 2/1/2017	505,000	568,327
Magellan Midstream Partners LP 6.55%, 7/15/2019	150,000	173,193
Marathon Oil Corp. 6.00%, 10/1/2017	300,000	343,446
Nexen, Inc. 6.20%, 7/30/2019	155,000	172,811
Noble Energy, Inc. 8.25%, 3/1/2019	150,000	191,061
Noble Holding International, Ltd. 4.90%, 8/1/2020	200,000	207,292
Occidental Petroleum Corp.:
1.45%, 12/13/2013 (a)	250,000	252,329
2.50%, 2/1/2016 (a)	150,000	151,578
ONEOK Partners LP:
3.25%, 2/1/2016 (a)	50,000	50,731
6.15%, 10/1/2016	150,000	171,948
Panhandle Eastern Pipeline Co. LP 6.20%, 11/1/2017	150,000	168,679
PC Financial Partnership 5.00%, 11/15/2014	250,000	273,465
Plains All American Pipeline LP/PAA Finance Corp. 5.75%, 1/15/2020 (a)	250,000	269,411
Rowan Cos., Inc. 7.88%, 8/1/2019 (a)	150,000	179,947
Shell International Finance BV:
3.10%, 6/28/2015	150,000	156,495
4.00%, 3/21/2014 (a)	430,000	462,127
4.30%, 9/22/2019	350,000	365,565
Spectra Energy Capital LLC 5.67%, 8/15/2014	250,000	274,970
Statoil ASA 2.90%, 10/15/2014	295,000	308,866
Sunoco, Inc. 5.75%, 1/15/2017	145,000	155,952
Talisman Energy, Inc. 7.75%, 6/1/2019	150,000	183,412
Total Capital SA:
3.00%, 6/24/2015	250,000	258,774
4.13%, 1/28/2021	250,000	252,101
TransCanada PipeLines, Ltd.:
3.80%, 10/1/2020	350,000	344,667
7.13%, 1/15/2019	150,000	183,106
Transocean, Inc. 4.95%, 11/15/2015	350,000	374,695
Valero Energy Corp. 6.13%, 2/1/2020 (a)	145,000	159,363
Weatherford International, Ltd.:
4.95%, 10/15/2013 (a)	195,000	207,514
5.13%, 9/15/2020	250,000	253,959
Williams Partners LP 3.80%, 2/15/2015	265,000	276,323
XTO Energy, Inc. 5.75%, 12/15/2013 (a)	250,000	278,968

		13,901,333

See accompanying notes to financial statements.

111

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

PAPER & FOREST PRODUCTS — 0.3%
Celulosa Arauco y Constitucion SA 5.63%, 4/20/2015 (a)	$250,000	$269,100
International Paper Co. 9.38%, 5/15/2019	280,000	357,665

		626,765

PERSONAL PRODUCTS — 0.3%
The Procter & Gamble Co.:
1.38%, 8/1/2012	135,000	136,357
1.80%, 11/15/2015 (a)	500,000	497,768

		634,125

PHARMACEUTICALS — 3.5%
Abbott Laboratories 5.60%, 11/30/2017	780,000	897,176
Allergan, Inc. 5.75%, 4/1/2016	200,000	229,351
AstraZeneca PLC 5.40%, 9/15/2012	345,000	364,585
Eli Lilly & Co. 5.20%, 3/15/2017	350,000	391,182
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/2013	395,000	424,637
Johnson & Johnson 5.55%, 8/15/2017 (a)	350,000	405,787
Medco Health Solutions, Inc. 7.13%, 3/15/2018 (a)	205,000	237,657
Merck & Co, Inc.:
5.00%, 6/30/2019	310,000	342,464
5.30%, 12/1/2013	250,000	274,884
Novartis Capital Corp. 4.13%, 2/10/2014	320,000	344,121
Novartis Securities Investment, Ltd. 5.13%, 2/10/2019	500,000	552,855
Pfizer, Inc. 6.20%, 3/15/2019	310,000	362,023
Sanofi 4.00%, 3/29/2021	250,000	248,629
Sanofi-Aventis SA:
1.63%, 3/28/2014 (a)	250,000	252,508
2.63%, 3/29/2016	300,000	303,048
Teva Pharmaceutical Finance III LLC 3.00%, 6/15/2015	250,000	256,229
Wyeth:
5.45%, 4/1/2017	350,000	397,799
5.50%, 3/15/2013	300,000	322,962

		6,607,897

PIPELINES — 0.1%
Buckeye Partners LP 4.88%, 2/1/2021	250,000	252,216

REAL ESTATE INVESTMENT TRUST — 0.1%
HCP, Inc. 5.38%, 2/1/2021	250,000	256,711

REAL ESTATE INVESTMENT TRUSTS — 2.1%
AvalonBay Communities, Inc. 5.75%, 9/15/2016	100,000	111,845
Boston Properties LP 5.63%, 11/15/2020	150,000	160,904
Camden Property Trust 4.63%, 6/15/2021	50,000	49,086
CommonWealth REIT 6.25%, 6/15/2017	100,000	110,110
Digital Realty Trust LP 5.25%, 3/15/2021	100,000	99,181
Duke Realty LP 7.38%, 2/15/2015	300,000	338,592
ERP Operating LP:
5.75%, 6/15/2017	110,000	122,224
6.58%, 4/13/2015	250,000	281,742
HCP, Inc.:
3.75%, 2/1/2016	55,000	55,794
6.30%, 9/15/2016	150,000	167,875
Health Care REIT, Inc.:
4.95%, 1/15/2021	200,000	195,124
6.20%, 6/1/2016	100,000	111,442
Healthcare Realty Trust, Inc. 6.50%, 1/17/2017	150,000	168,529
Hospitality Properties Trust 7.88%, 8/15/2014	100,000	113,489
Kimco Realty Corp. 6.88%, 10/1/2019	100,000	114,296
Liberty Property LP 5.50%, 12/15/2016	250,000	270,034
Nationwide Health Properties, Inc. 6.25%, 2/1/2013	270,000	285,989
ProLogis LP 6.25%, 3/15/2017	400,000	435,756
Simon Property Group LP:
5.10%, 6/15/2015	200,000	218,624
5.65%, 2/1/2020	400,000	433,085
Ventas Realty LP/Ventas Capital Corp. 4.75%, 6/1/2021	100,000	97,233

		3,940,954

ROAD & RAIL — 1.2%
Burlington Northern Santa Fe LLC 7.00%, 2/1/2014	250,000	284,494
Canadian National Railway Co. 5.55%, 3/1/2019 (a)	400,000	453,031
CSX Corp. 7.38%, 2/1/2019	205,000	248,696
Norfolk Southern Corp. 5.90%, 6/15/2019 (a)	250,000	285,600
Ryder System, Inc. 3.15%, 3/2/2015	250,000	254,982
Union Pacific Corp. 5.13%, 2/15/2014	715,000	779,043

		2,305,846

SAVINGS & LOANS — 0.1%
Santander Holdings USA, Inc. 4.63%, 4/19/2016 (a)	250,000	250,179

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.2%
National Semiconductor Corp. 3.95%, 4/15/2015	150,000	159,170

See accompanying notes to financial statements.

112

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Texas Instruments, Inc. 0.88%, 5/15/2013	$250,000	$250,145

		409,315

SOFTWARE — 1.1%
Adobe Systems, Inc. 3.25%, 2/1/2015	200,000	207,149
Intuit, Inc. 5.75%, 3/15/2017	150,000	168,375
Microsoft Corp.:
2.50%, 2/8/2016 (a)	250,000	255,394
4.20%, 6/1/2019	435,000	457,174
Oracle Corp.:
3.75%, 7/8/2014	505,000	541,649
5.00%, 7/8/2019	400,000	436,432
Symantec Corp. 2.75%, 9/15/2015	125,000	123,982

		2,190,155

SPECIALTY RETAIL — 0.8%
AutoZone, Inc. 5.75%, 1/15/2015	300,000	333,073
Best Buy Co., Inc. 3.75%, 3/15/2016 (a)	150,000	150,593
Lowe’s Cos., Inc.:
2.13%, 4/15/2016	250,000	247,388
4.63%, 4/15/2020	125,000	132,560
Staples, Inc. 9.75%, 1/15/2014	100,000	119,114
The Home Depot, Inc.:
3.95%, 9/15/2020	250,000	247,930
5.40%, 3/1/2016	250,000	278,162

		1,508,820

TOBACCO — 1.2%
Altria Group, Inc.:
4.75%, 5/5/2021 (a)	250,000	248,857
8.50%, 11/10/2013	250,000	289,356
9.70%, 11/10/2018	440,000	578,433
Lorillard Tobacco Co. 6.88%, 5/1/2020 (a)	150,000	160,387
Philip Morris International, Inc.:
5.65%, 5/16/2018	500,000	561,651
6.88%, 3/17/2014	250,000	286,703
Reynolds American, Inc. 7.63%, 6/1/2016	155,000	185,916

		2,311,303

WIRELESS TELECOMMUNICATION SERVICES — 5.1%
America Movil SAB de CV:
5.00%, 3/30/2020	350,000	366,692
5.50%, 3/1/2014 (a)	250,000	274,764
American Tower Corp.:
4.50%, 1/15/2018	100,000	98,255
5.05%, 9/1/2020	100,000	96,730
AT&T, Inc.:
2.95%, 5/15/2016	250,000	252,979
4.45%, 5/15/2021 (a)	150,000	152,168
4.95%, 1/15/2013	255,000	270,894
5.50%, 2/1/2018	798,000	884,757
BellSouth Corp.:
4.75%, 11/15/2012	350,000	368,019
5.20%, 9/15/2014	250,000	275,602
Cellco Partnership/Verizon Wireless Capital LLC:
5.55%, 2/1/2014	765,000	842,769
8.50%, 11/15/2018	160,000	207,012
Deutsche Telekom International Finance BV:
4.88%, 7/8/2014	265,000	288,504
6.75%, 8/20/2018	150,000	176,724
Deutsche Telekom International/ Finance BV 6.00%, 7/8/2019 (a)	250,000	284,598
Embarq Corp. 7.08%, 6/1/2016	265,000	293,553
France Telecom SA 4.38%, 7/8/2014	205,000	222,706
Rogers Communications, Inc. 6.80%, 8/15/2018	280,000	330,856
Telecom Italia Capital SA:
6.18%, 6/18/2014 (a)	450,000	482,404
7.18%, 6/18/2019 (a)	150,000	163,420
Telefonica Emisiones SAU:
3.99%, 2/16/2016	105,000	105,814
4.95%, 1/15/2015	500,000	530,639
5.13%, 4/27/2020	255,000	252,770
Verizon Communications, Inc.:
3.00%, 4/1/2016	250,000	253,576
5.25%, 4/15/2013	1,305,000	1,402,740
6.35%, 4/1/2019	150,000	173,734
Vodafone Group PLC:
4.15%, 6/10/2014	455,000	487,643
5.63%, 2/27/2017	250,000	279,661

		9,819,983

TOTAL CORPORATE BONDS & NOTES —
(Cost $185,130,667)		189,065,744

	Shares
SHORT TERM INVESTMENTS — 7.9%
MONEY MARKET FUNDS — 7.9%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	12,787,112	12,787,112
State Street Institutional Liquid Reserves Fund 0.15% (f)(g)	2,268,396	2,268,396

TOTAL SHORT TERM INVESTMENTS — (h)
(Cost $15,055,508)		15,055,508

TOTAL INVESTMENTS — 106.6% (i)
(Cost $200,186,175)		204,121,252
OTHER ASSETS & LIABILITIES — (6.6)%		(12,556,512)

NET ASSETS — 100.0%		$191,564,740

See accompanying notes to financial statements.

113

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.6% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Variable rate security. Rate shown is rate in effect at June 30, 2011. Maturity date disclosed is the ultimate maturity.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Value is determined based on Level 1 inputs. (Note 2)
(i)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

114

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 98.0%
AEROSPACE & DEFENSE — 2.8%
Honeywell International, Inc. 5.70%, 3/15/2036	$100,000	$108,840
Lockheed Martin Corp. 6.15%, 9/1/2036	160,000	172,511
Northrop Grumman Corp. 3.50%, 3/15/2021	100,000	94,401
The Boeing Co. 6.63%, 2/15/2038	315,000	365,773
United Technologies Corp. 6.13%, 7/15/2038	230,000	261,865

		1,003,390

AIR FREIGHT & LOGISTICS — 0.3%
United Parcel Service, Inc. 6.20%, 1/15/2038 (a)	100,000	114,020

AUTO COMPONENTS — 0.1%
Johnson Controls, Inc. 5.70%, 3/1/2041	50,000	50,222

AUTOMOBILES — 0.2%
Daimler Finance North America LLC 8.50%, 1/18/2031	50,000	66,963

BEVERAGES — 1.5%
Anheuser-Busch InBev Worldwide, Inc.:
6.38%, 1/15/2040 (a)	115,000	129,438
8.00%, 11/15/2039	100,000	134,117
Diageo Capital PLC 5.88%, 9/30/2036 (a)	100,000	107,826
PepsiCo, Inc. 5.50%, 1/15/2040	150,000	155,104

		526,485

BIOTECHNOLOGY — 0.7%
Amgen, Inc.:
5.65%, 6/15/2042	75,000	75,243
6.38%, 6/1/2037	150,000	165,394

		240,637

BUILDING PRODUCTS — 0.1%
Owens Corning 7.00%, 12/1/2036 (a)	41,000	42,397

CAPITAL MARKETS — 2.5%
Jefferies Group, Inc. 6.25%, 1/15/2036	50,000	46,636
Morgan Stanley 6.25%, 8/9/2026	100,000	104,295
The Goldman Sachs Group, Inc.:
6.13%, 2/15/2033	200,000	198,963
6.25%, 2/1/2041	130,000	130,551
6.75%, 10/1/2037	422,000	415,921

		896,366

CHEMICALS — 1.3%
Agrium, Inc. 6.13%, 1/15/2041	25,000	26,003
E.I. du Pont de Nemours & Co. 5.60%, 12/15/2036	200,000	208,669
Potash Corp. of Saskatchewan, Inc. 5.63%, 12/1/2040	100,000	99,809
The Dow Chemical Co. 9.40%, 5/15/2039	80,000	118,834

		453,315

COMMERCIAL BANKS — 4.3%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 5.25%, 5/24/2041	100,000	97,810
Fifth Third Bancorp 8.25%, 3/1/2038	100,000	118,170
HSBC Bank USA NA 5.88%, 11/1/2034	100,000	98,210
HSBC Holdings PLC 6.50%, 9/15/2037 (a)	470,000	483,887
JPMorgan Chase & Co.:
5.50%, 10/15/2040 (a)	200,000	196,609
6.40%, 5/15/2038	35,000	38,511
NBD Bank NA/Michigan 8.25%, 11/1/2024	100,000	124,995
Wachovia Bank NA 6.60%, 1/15/2038	200,000	221,007
Wachovia Corp. 7.50%, 4/15/2035	50,000	58,594
Wells Fargo Capital X 5.95%, 12/1/2086	100,000	97,340

		1,535,133

COMMERCIAL SERVICES & SUPPLIES — 0.9%
Republic Services, Inc. 4.75%, 5/15/2023	200,000	198,766
Waste Management, Inc. 7.75%, 5/15/2032	100,000	122,748

		321,514

COMMUNICATIONS EQUIPMENT — 0.8%
Cisco Systems, Inc. 5.90%, 2/15/2039	170,000	179,139
Harris Corp. 6.15%, 12/15/2040	50,000	51,964
Motorola Solutions, Inc. 7.50%, 5/15/2025	50,000	57,615

		288,718

COMPUTERS & PERIPHERALS — 1.0%
Dell, Inc. 7.10%, 4/15/2028	50,000	57,565
International Business Machines Corp. 5.60%, 11/30/2039	287,000	302,694

		360,259

DIVERSIFIED FINANCIAL SERVICES — 7.4%
American Express Co. 8.15%, 3/19/2038	50,000	66,543
BankAmerica Capital II 8.00%, 12/15/2026	205,000	208,075
Capital One Capital VI 8.88%, 5/15/2040	150,000	154,500
Citigroup, Inc.:
6.63%, 6/15/2032	200,000	203,567
6.88%, 3/5/2038	380,000	420,235

See accompanying notes to financial statements.

115

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Credit Suisse USA, Inc. 7.13%, 7/15/2032	$50,000	$58,544
General Electric Capital Corp.:
5.88%, 1/14/2038	410,000	412,022
6.75%, 3/15/2032 (a)	330,000	366,300
6.88%, 1/10/2039	130,000	146,221
JP Morgan Chase Capital XXV 6.80%, 10/1/2037	200,000	199,292
Merrill Lynch & Co., Inc.:
6.11%, 1/29/2037 (a)	165,000	153,760
6.22%, 9/15/2026	100,000	98,178
7.75%, 5/14/2038	120,000	132,884

		2,620,121

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
British Telecommunications PLC 9.88%, 12/15/2030	145,000	198,030
Qwest Corp. 6.88%, 9/15/2033	150,000	141,953

		339,983

ELECTRIC UTILITIES — 11.0%
Alabama Power Co. 6.13%, 5/15/2038	70,000	78,025
Appalachian Power Co. 5.80%, 10/1/2035	50,000	49,558
Consolidated Edison Co. of New York 5.70%, 12/1/2036	230,000	240,512
Duke Energy Indiana, Inc. 6.45%, 4/1/2039 (a)	230,000	263,846
Entergy Louisiana LLC 5.40%, 11/1/2024	100,000	105,770
Exelon Generation Co. LLC 6.25%, 10/1/2039	170,000	171,833
FirstEnergy Corp. 7.38%, 11/15/2031	100,000	112,627
Florida Power & Light Co.:
5.25%, 2/1/2041	50,000	49,863
5.69%, 3/1/2040	115,000	122,128
6.20%, 6/1/2036	50,000	56,422
Florida Power Corp. 6.40%, 6/15/2038	80,000	92,066
Georgia Power Co. 4.75%, 9/1/2040	100,000	91,210
Kentucky Utilities Co. 5.13%, 11/1/2040 (b)	75,000	72,856
Nevada Power Co. 5.38%, 9/15/2040	75,000	73,982
Oglethorpe Power Corp. 5.38%, 11/1/2040	65,000	62,737
Ohio Edison Co. 6.88%, 7/15/2036	100,000	111,708
Ohio Power Co. 6.60%, 2/15/2033	102,000	112,401
Oncor Electric Delivery Co. LLC 7.00%, 5/1/2032	150,000	174,232
Pacific Gas & Electric Co. 6.05%, 3/1/2034	465,000	493,617
PacifiCorp 6.00%, 1/15/2039 (a)	100,000	109,033
Potomac Electric Power Co. 7.90%, 12/15/2038	100,000	133,478
Progress Energy, Inc.:
6.00%, 12/1/2039	100,000	104,655
7.75%, 3/1/2031	40,000	49,793
Public Service Electric & Gas Co. 5.50%, 3/1/2040	100,000	102,953
Puget Sound Energy, Inc.:
5.64%, 4/15/2041	100,000	102,471
5.80%, 3/15/2040	55,000	56,773
San Diego Gas & Electric Co. Series D 6.00%, 6/1/2026	100,000	112,468
South Carolina Electric & Gas Co. 5.45%, 2/1/2041	50,000	50,232
Southern California Edison Co. 6.00%, 1/15/2034	200,000	219,176
Southwestern Electric Power Co. 6.20%, 3/15/2040 (a)	30,000	30,327
Southwestern Public Service Co. Series F 6.00%, 10/1/2036	100,000	103,733
Virginia Electric and Power Co. 6.00%, 5/15/2037 (a)	200,000	219,037

		3,929,522

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
Corning, Inc. 7.25%, 8/15/2036	50,000	57,565

ENERGY EQUIPMENT & SERVICES — 0.2%
Halliburton Co. 6.70%, 9/15/2038	50,000	57,491

FOOD & STAPLES RETAILING — 3.7%
CVS Caremark Corp. 6.13%, 9/15/2039	100,000	102,534
Delhaize America LLC 9.00%, 4/15/2031	50,000	64,344
Safeway, Inc. 7.25%, 2/1/2031 (a)	50,000	56,098
Target Corp. 7.00%, 1/15/2038	165,000	197,030
The Kroger Co. 7.50%, 4/1/2031	65,000	78,160
Wal-Mart Stores, Inc.:
4.88%, 7/8/2040 (a)	100,000	92,238
5.25%, 9/1/2035	330,000	323,860
5.88%, 4/5/2027	350,000	390,496

		1,304,760

FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co. 5.77%, 3/1/2041 (a)	100,000	105,855
ConAgra Foods, Inc. 7.13%, 10/1/2026	50,000	54,162
Kellogg Co., Series B 7.45%, 4/1/2031	45,000	56,637
Kraft Foods, Inc.:
6.50%, 2/9/2040 (a)	115,000	126,716
6.88%, 1/26/2039	45,000	51,491
7.00%, 8/11/2037	150,000	173,644

See accompanying notes to financial statements.

116

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Unilever Capital Corp. 5.90%, 11/15/2032 (a)	$60,000	$67,735

		636,240

GAS UTILITIES — 0.1%
AGL Capital Corp. 5.88%, 3/15/2041	20,000	20,158

HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
Covidien International Finance SA 6.55%, 10/15/2037 (a)	50,000	57,110
Medtronic, Inc. 5.55%, 3/15/2040 (a)	50,000	52,452

		109,562

HEALTH CARE PROVIDERS & SERVICES — 1.5%
Aetna, Inc. 6.63%, 6/15/2036	100,000	111,974
Quest Diagnostics, Inc. 6.95%, 7/1/2037 (a)	75,000	83,071
UnitedHealth Group, Inc.:
5.95%, 2/15/2041	50,000	51,425
6.88%, 2/15/2038	115,000	131,858
WellPoint, Inc. 6.38%, 6/15/2037	130,000	141,475

		519,803

HOTELS, RESTAURANTS & LEISURE — 0.4%
McDonald’s Corp. 6.30%, 3/1/2038	125,000	145,346

HOUSEHOLD PRODUCTS — 0.4%
Kimberly-Clark Corp. 5.30%, 3/1/2041	50,000	51,375
The Procter & Gamble Co. 5.55%, 3/5/2037	100,000	106,872

		158,247

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Constellation Energy Group, Inc. 7.60%, 4/1/2032	50,000	58,310

INSURANCE — 5.5%
American International Group, Inc.:
6.25%, 3/15/2037	100,000	91,000
8.18%, 5/15/2068 (c)	300,000	327,000
AON Corp. 8.21%, 1/1/2027	55,000	62,231
AXA SA 8.60%, 12/15/2030	115,000	134,822
Berkshire Hathaway Finance Corp. 5.75%, 1/15/2040 (a)	100,000	103,312
Chubb Corp. 6.50%, 5/15/2038	70,000	77,981
CNA Financial Corp. 5.75%, 8/15/2021	50,000	51,710
Hartford Financial Services Group, Inc. 6.63%, 3/30/2040	100,000	102,025
Lincoln National Corp. 6.30%, 10/9/2037	100,000	103,418
MetLife, Inc. 6.40%, 12/15/2066	200,000	195,000
Prudential Financial, Inc.:
5.75%, 7/15/2033 (a)	250,000	242,763
6.63%, 12/1/2037	95,000	102,574
Swiss Re Solutions Holding Corp. 7.00%, 2/15/2026 (a)	85,000	92,169
The Allstate Corp. 5.95%, 4/1/2036 (a)	130,000	133,605
The Progressive Corp. 6.25%, 12/1/2032	50,000	53,580
The Travelers Cos., Inc. 6.25%, 6/15/2037 (a)	80,000	85,491

		1,958,681

IT SERVICES — 0.3%
SAIC, Inc. 5.95%, 12/1/2040 (b)	100,000	104,746

MACHINERY — 1.5%
Caterpillar, Inc.:
5.20%, 5/27/2041	15,000	14,869
7.30%, 5/1/2031	100,000	126,975
Deere & Co. 5.38%, 10/16/2029	250,000	265,215
Dover Corp. 5.38%, 3/1/2041	50,000	50,794
Parker Hannifin Corp. 3.50%, 9/15/2022	100,000	95,445

		553,298

MEDIA — 8.6%
CBS Corp. 7.88%, 7/30/2030	75,000	89,143
Comcast Corp.:
6.50%, 11/15/2035	200,000	213,825
6.95%, 8/15/2037	260,000	290,943
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 6.00%, 8/15/2040	150,000	150,647
Discovery Communications LLC 6.35%, 6/1/2040 (a)	50,000	52,613
Grupo Televisa SA 6.63%, 3/18/2025	50,000	54,916
NBC Universal, Inc. 6.40%, 4/30/2040 (b)	250,000	266,546
News America, Inc.:
6.15%, 2/15/2041 (b)	70,000	70,394
6.40%, 12/15/2035	250,000	260,172
6.65%, 11/15/2037	40,000	42,819
8.15%, 10/17/2036	200,000	243,891
Time Warner Cable, Inc. 7.30%, 7/1/2038	305,000	347,475
Time Warner Entertainment Co. LP 8.38%, 7/15/2033	250,000	315,991
Time Warner, Inc.:
6.20%, 3/15/2040	150,000	153,278
7.63%, 4/15/2031 (a)	190,000	225,015
7.70%, 5/1/2032	150,000	180,321
Viacom, Inc. 6.88%, 4/30/2036	80,000	89,214

		3,047,203

See accompanying notes to financial statements.

117

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

METALS & MINING — 3.0%
Alcoa, Inc. 5.87%, 2/23/2022	$100,000	$100,794
ArcelorMittal 6.75%, 3/1/2041	135,000	132,475
Barrick North America Finance LLC 5.70%, 5/30/2041 (a)(b)	50,000	49,027
Barrick PD Australia Finance Pty Ltd. 5.95%, 10/15/2039	100,000	100,426
Newmont Mining Corp. 6.25%, 10/1/2039	40,000	41,471
Rio Tinto Alcan, Inc. 6.13%, 12/15/2033	165,000	180,724
Southern Copper Corp. 6.75%, 4/16/2040 (a)	125,000	122,375
Teck Resources, Ltd. 6.13%, 10/1/2035	50,000	49,725
Vale Overseas, Ltd. 6.88%, 11/21/2036	270,000	291,388

		1,068,405

MULTI-UTILITIES — 1.0%
CenterPoint Energy Resources Corp. 5.85%, 1/15/2041 (b)	35,000	35,156
MidAmerican Energy Holdings Co.:
6.13%, 4/1/2036	80,000	85,379
6.50%, 9/15/2037	130,000	146,586
Sempra Energy 6.00%, 10/15/2039	75,000	78,481

		345,602

MULTILINE RETAIL — 0.7%
Kohl’s Corp. 6.88%, 12/15/2037	100,000	114,476
Macy’s Retail Holdings, Inc. 6.65%, 7/15/2024	125,000	140,010

		254,486

OIL, GAS & CONSUMABLE FUELS — 13.1%
Anadarko Finance Co. 7.50%, 5/1/2031	150,000	170,795
Anadarko Petroleum Corp. 6.20%, 3/15/2040 (a)	250,000	251,377
Apache Corp. 6.00%, 1/15/2037	125,000	135,725
Baker Hughes, Inc. 5.13%, 9/15/2040	100,000	96,714
Canadian Natural Resources, Ltd.:
6.25%, 3/15/2038 (a)	80,000	86,013
7.20%, 1/15/2032	100,000	118,043
Cenovus Energy, Inc. 6.75%, 11/15/2039 (a)	100,000	112,711
Conoco Funding Co. 7.25%, 10/15/2031	165,000	203,080
Conoco, Inc. 6.95%, 4/15/2029	165,000	196,773
Devon Financing Corp. ULC 7.88%, 9/30/2031	65,000	83,533
EnCana Corp. 6.50%, 2/1/2038	150,000	159,313
Energy Transfer Partners LP 6.05%, 6/1/2041	25,000	24,264
Enterprise Products Operating LLC 7.55%, 4/15/2038	115,000	138,280
Hess Corp. 7.30%, 8/15/2031	365,000	431,035
Kinder Morgan Energy Partners LP 7.40%, 3/15/2031	200,000	222,960
Marathon Oil Corp. 6.60%, 10/1/2037 (a)	50,000	55,223
Marathon Petroleum Corp. 6.50%, 3/1/2041 (a)(b)	50,000	51,204
Nexen, Inc. 7.50%, 7/30/2039	165,000	184,816
Noble Energy, Inc. 6.00%, 3/1/2041 (a)	50,000	51,273
ONEOK Partners LP 6.85%, 10/15/2037	100,000	110,904
Petro-Canada 6.80%, 5/15/2038 (a)	220,000	246,247
Shell International Finance BV 6.38%, 12/15/2038	190,000	220,036
Southern Natural Gas Co. 8.00%, 3/1/2032	65,000	81,461
Statoil ASA 5.10%, 8/17/2040 (a)	150,000	145,390
Talisman Energy, Inc. 6.25%, 2/1/2038	100,000	104,002
Tennessee Gas Pipeline Co. 7.00%, 3/15/2027	100,000	114,624
Total Capital SA 4.25%, 12/15/2021 (a)	75,000	76,151
TransCanada Pipelines, Ltd.:
6.20%, 10/15/2037	70,000	74,751
7.63%, 1/15/2039	165,000	204,880
Transocean, Inc. 7.50%, 4/15/2031	70,000	79,692
Valero Energy Corp. 7.50%, 4/15/2032	125,000	141,166
Weatherford International, Ltd. 6.50%, 8/1/2036	50,000	51,454
Williams Cos., Inc. 8.75%, 3/15/2032	100,000	127,174
Williams Partners LP 6.30%, 4/15/2040 (a)	100,000	103,128

		4,654,192

PAPER & FOREST PRODUCTS — 0.2%
International Paper Co. 7.50%, 8/15/2021 (a)	55,000	64,107

PHARMACEUTICALS — 4.4%
Abbott Laboratories 6.00%, 4/1/2039 (a)	150,000	164,738
AstraZeneca PLC 6.45%, 9/15/2037 (a)	150,000	173,375
Bristol-Myers Squibb Co. 5.88%, 11/15/2036 (a)	74,000	81,567
Eli Lilly & Co. 5.50%, 3/15/2027	165,000	175,782

See accompanying notes to financial statements.

118

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

GlaxoSmithKline Capital, Inc. 6.38%, 5/15/2038	$180,000	$206,181
Johnson & Johnson 4.50%, 9/1/2040	150,000	136,448
Merck & Co, Inc.:
3.88%, 1/15/2021 (a)	150,000	149,015
6.50%, 12/1/2033	50,000	59,149
Pfizer, Inc. 7.20%, 3/15/2039	260,000	323,849
Teva Pharmaceutical Finance Co. LLC 6.15%, 2/1/2036	100,000	108,160

		1,578,264

REAL ESTATE INVESTMENT TRUSTS — 0.2%
Simon Property Group LP 6.75%, 2/1/2040 (a)	65,000	72,119

ROAD & RAIL — 2.2%
Burlington Northern Santa Fe LLC:
5.75%, 5/1/2040	150,000	152,798
7.95%, 8/15/2030	50,000	64,110
Canadian National Railway Co. 6.90%, 7/15/2028	95,000	113,488
Canadian Pacific Railway Co. 4.45%, 3/15/2023	100,000	98,310
CSX Corp. 6.22%, 4/30/2040 (a)	120,000	127,918
Norfolk Southern Corp. 7.25%, 2/15/2031	130,000	158,547
Union Pacific Corp. 5.78%, 7/15/2040 (a)	50,000	51,736

		766,907

SOFTWARE — 0.9%
Microsoft Corp. 4.50%, 10/1/2040	100,000	90,812
Oracle Corp. 6.13%, 7/8/2039	205,000	227,353

		318,165

SPECIALTY RETAIL — 1.5%
Home Depot, Inc. 5.95%, 4/1/2041	50,000	51,066
Lowe’s Cos., Inc.:
5.80%, 10/15/2036	50,000	52,751
6.65%, 9/15/2037	50,000	57,788
The Home Depot, Inc. 5.88%, 12/16/2036	365,000	372,624

		534,229

TOBACCO — 0.6%
Altria Group, Inc. 9.95%, 11/10/2038	165,000	227,343

TOBACCO — 0.3%
Philip Morris International, Inc. 6.38%, 5/16/2038	100,000	112,687

WIRELESS TELECOMMUNICATION SERVICES — 9.4%
Alltel Corp. 7.88%, 7/1/2032	100,000	129,840
America Movil SAB de CV 6.13%, 3/30/2040 (a)	100,000	104,682
AT&T Corp. 8.00%, 11/15/2031 (a)	219,000	281,798
AT&T, Inc.:
5.35%, 9/1/2040	445,000	415,886
6.15%, 9/15/2034	100,000	101,628
6.30%, 1/15/2038	165,000	172,246
6.55%, 2/15/2039	250,000	269,554
Deutsche Telekom International Finance BV 8.75%, 6/15/2030	180,000	236,129
Embarq Corp. 8.00%, 6/1/2036	100,000	100,280
France Telecom SA 8.50%, 3/1/2031	100,000	133,887
Koninklijke KPN NV 8.38%, 10/1/2030	100,000	126,507
Telecom Italia Capital SA 7.72%, 6/4/2038	150,000	148,361
Telefonica Europe BV 8.25%, 9/15/2030	95,000	114,042
Verizon Communications, Inc.:
6.25%, 4/1/2037	200,000	211,436
7.75%, 12/1/2030	220,000	271,407
8.95%, 3/1/2039	250,000	350,330
Vodafone Group PLC 6.15%, 2/27/2037	165,000	176,837

		3,344,850

TOTAL CORPORATE BONDS & NOTES —
(Cost $34,157,622)		34,861,811

	Shares
SHORT TERM INVESTMENTS — 10.0%
MONEY MARKET FUNDS — 10.0%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	3,188,498	3,188,498
State Street Institutional Liquid Reserves Fund 0.15% (e)(f)	357,309	357,309

TOTAL SHORT TERM INVESTMENTS — (g)
(Cost $3,545,807)		3,545,807

TOTAL INVESTMENTS — 108.0% (h)
(Cost $37,703,429)		38,407,618
OTHER ASSETS & LIABILITIES — (8.0)%		(2,854,599)

NET ASSETS — 100.0%		$35,553,019

See accompanying notes to financial statements.

119

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.8% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable rate security. Rate shown is rate in effect at June 30, 2011. Maturity date disclosed is the ultimate maturity.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Value is determined based on Level 1 inputs. (Note 2)
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

120

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 97.9%
AEROSPACE & DEFENSE — 2.5%
General Dynamics Corp. 5.25%, 2/1/2014	$50,000	$55,349
Goodrich Corp. 3.60%, 2/1/2021	50,000	47,431
Honeywell International, Inc. 4.25%, 3/1/2021	50,000	51,160
Northrop Grumman Corp. 1.85%, 11/15/2015	50,000	48,851
Raytheon Co. 4.88%, 10/15/2040	15,000	13,606
The Boeing Co. 3.75%, 11/20/2016	50,000	53,321
United Technologies Corp. 6.13%, 7/15/2038	25,000	28,464

		298,182

AIR FREIGHT & LOGISTICS — 1.1%
Federal Express Corp. 9.65%, 6/15/2012	50,000	54,146
GATX Corp. 8.75%, 5/15/2014	50,000	58,468
United Parcel Service, Inc. 4.88%, 11/15/2040	25,000	23,898

		136,512

AIRLINES — 0.8%
Continental Airlines, Inc. 5.98%, 4/19/2022	94,702	97,779

AUTO COMPONENTS — 0.8%
BorgWarner, Inc. 4.63%, 9/15/2020	50,000	50,433
Johnson Controls, Inc. 4.25%, 3/1/2021	50,000	49,769

		100,202

BEVERAGES — 0.9%
Anheuser-Busch InBev Worldwide, Inc. 2.50%, 3/26/2013	50,000	51,232
The Coca-Cola Co. 4.88%, 3/15/2019	50,000	54,577

		105,809

BIOTECHNOLOGY — 1.5%
Amgen, Inc. 6.38%, 6/1/2037	25,000	27,566
Genzyme Corp. 3.63%, 6/15/2015	50,000	52,093
Gilead Sciences, Inc. 4.50%, 4/1/2021	50,000	50,161
Life Technologies Corp. 4.40%, 3/1/2015	50,000	53,024

		182,844

BUILDING PRODUCTS — 0.2%
Owens Corning 7.00%, 12/1/2036	25,000	25,852

CAPITAL MARKETS — 2.2%
Jefferies Group, Inc. 3.88%, 11/9/2015	50,000	50,534
Morgan Stanley 6.25%, 8/9/2026	25,000	26,074
Raymond James Financial, Inc. 8.60%, 8/15/2019	50,000	59,648
The Bank of New York Mellon Corp. 4.30%, 5/15/2014	100,000	108,013
The Goldman Sachs Group, Inc. 5.50%, 11/15/2014	25,000	27,503

		271,772

CHEMICALS — 3.9%
Agrium, Inc. 6.13%, 1/15/2041	50,000	52,007
Eastman Chemical Co. 3.00%, 12/15/2015	100,000	100,804
E.I. du Pont de Nemours & Co. 6.00%, 7/15/2018	50,000	57,543
ICI Wilmington, Inc. 5.63%, 12/1/2013	42,000	45,528
Potash Corp. of Saskatchewan, Inc. 4.88%, 3/30/2020	50,000	53,093
PPG Industries, Inc. 5.75%, 3/15/2013	50,000	53,728
Praxair, Inc. 5.25%, 11/15/2014	50,000	56,157
The Dow Chemical Co. 7.38%, 11/1/2029	50,000	60,292

		479,152

COMMERCIAL BANKS — 5.3%
American Express Bank FSB 6.00%, 9/13/2017	25,000	28,119
Bank of Montreal 2.13%, 6/28/2013	50,000	51,113
Bank of Nova Scotia 3.40%, 1/22/2015	50,000	52,416
Barclays Bank PLC 5.45%, 9/12/2012	50,000	52,644
BB&T Corp. 3.20%, 3/15/2016	50,000	50,639
BNP Paribas 5.00%, 1/15/2021	50,000	50,232
Credit Suisse of New York, NY 5.00%, 5/15/2013	50,000	53,253
Deutsche Bank AG 5.38%, 10/12/2012	50,000	52,734
JPMorgan Chase & Co. 5.50%, 10/15/2040	50,000	49,152
KeyCorp 5.10%, 3/24/2021	50,000	50,925
Royal Bank of Canada 1.13%, 1/15/2014	50,000	49,917
US Bancorp 4.20%, 5/15/2014	50,000	53,574
Westpac Banking Corp. 3.00%, 8/4/2015	25,000	25,185
Zions Bancorporation 7.75%, 9/23/2014	25,000	27,500

		647,403

See accompanying notes to financial statements.

121

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

COMMERCIAL SERVICES & SUPPLIES — 0.9%
Block Financial LLC 7.88%, 1/15/2013	$50,000	$53,500
Republic Services, Inc. 5.25%, 11/15/2021	50,000	52,410

		105,910

COMMUNICATIONS EQUIPMENT — 1.5%
Cisco Systems, Inc. 5.90%, 2/15/2039	25,000	26,344
Harris Corp. 5.00%, 10/1/2015	50,000	54,783
Motorola Solutions, Inc. 6.00%, 11/15/2017	50,000	56,452
Nokia Oyj 5.38%, 5/15/2019	50,000	48,185

		185,764

COMPUTER SOFTWARE — 0.4%
Microsoft Corp. 1.63%, 9/25/2015	50,000	49,429

COMPUTERS & PERIPHERALS — 1.1%
Dell, Inc. 5.40%, 9/10/2040	25,000	23,808
International Business Machines Corp. 5.70%, 9/14/2017	50,000	57,566
Lexmark International, Inc. 5.90%, 6/1/2013	50,000	53,293

		134,667

CONSUMER FINANCE — 0.2%
SLM Corp. 5.00%, 4/15/2015	25,000	24,812

DIVERSIFIED FINANCIAL SERVICES — 4.5%
Allstate Life Global Funding Trusts 5.38%, 4/30/2013	50,000	53,755
BP Capital Markets PLC 3.13%, 10/1/2015	50,000	51,197
Capital One Financial Corp. 6.75%, 9/15/2017	17,000	19,640
Citigroup, Inc. 5.50%, 10/15/2014	50,000	54,225
CME Group, Inc. 5.40%, 8/1/2013	50,000	54,250
Countrywide Financial Corp. 5.80%, 6/7/2012	50,000	52,097
General Electric Capital Corp. 3.50%, 6/29/2015	50,000	51,780
Nomura Holdings, Inc. 5.00%, 3/4/2015	50,000	52,375
NYSE Euronext 4.80%, 6/28/2013	50,000	53,416
Toyota Motor Credit Corp. 1.38%, 8/12/2013	50,000	50,272
UBS AG of Stamford, CT 2.25%, 8/12/2013	50,000	50,710

		543,717

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
British Telecommunications PLC 5.15%, 1/15/2013	50,000	52,912

ELECTRIC UTILITIES — 5.6%
Appalachian Power Co. 5.80%, 10/1/2035	25,000	24,779
Arizona Public Service Co. 8.75%, 3/1/2019	50,000	63,243
Consolidated Edison Co. of New York 5.38%, 12/15/2015	50,000	56,460
Constellation Energy Group, Inc. 5.15%, 12/1/2020	50,000	51,281
Duke Energy Carolinas LLC 6.10%, 6/1/2037	25,000	27,174
Entergy Gulf States Louisiana LLC 5.59%, 10/1/2024	25,000	27,153
Great Plains Energy, Inc. 4.85%, 6/1/2021	25,000	25,080
Kentucky Utilities Co. 5.13%, 11/1/2040 (a)	25,000	24,285
NextEra Energy Capital Holdings, Inc. 2.55%, 11/15/2013	50,000	51,203
Nisource Finance Corp. 5.95%, 6/15/2041	25,000	24,593
Progress Energy, Inc. 4.40%, 1/15/2021	50,000	50,473
Public Service Electric & Gas Co. 5.50%, 3/1/2040	50,000	51,477
Southern California Edison Co. 3.88%, 6/1/2021	20,000	19,945
TECO Finance, Inc. 5.15%, 3/15/2020	50,000	52,840
The Cleveland Electric Illuminating Co. 5.70%, 4/1/2017	50,000	53,907
Wisconsin Electric Power Co. 5.70%, 12/1/2036	25,000	26,250
Wisconsin Power & Light Co. 5.00%, 7/15/2019	50,000	54,818

		684,961

ELECTRICAL EQUIPMENT — 0.4%
Emerson Electric Co. 4.25%, 11/15/2020	50,000	51,926

ELECTRONICS EQUIPMENT INSTRUMENTS & COMPONENTS — 1.3%
Agilent Technologies, Inc. 6.50%, 11/1/2017	50,000	57,451
Arrow Electronics, Inc. 3.38%, 11/1/2015	50,000	49,736
Avnet, Inc. 6.63%, 9/15/2016	50,000	55,473

		162,660

ENERGY EQUIPMENT & SERVICES — 0.4%
Cameron International Corp. 5.95%, 6/1/2041	25,000	25,110
Halliburton Co. 6.70%, 9/15/2038	25,000	28,746

		53,856

See accompanying notes to financial statements.

122

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

FOOD & STAPLES RETAILING — 3.0%
CVS Caremark Corp. 6.13%, 8/15/2016	$50,000	$57,400
Safeway, Inc. 6.25%, 3/15/2014	50,000	55,720
Target Corp. 7.00%, 1/15/2038	50,000	59,706
The Kroger Co. 6.15%, 1/15/2020	50,000	57,484
Walgreen Co. 4.88%, 8/1/2013	75,000	81,035
Wal-Mart Stores, Inc. 6.20%, 4/15/2038	50,000	55,110

		366,455

FOOD PRODUCTS — 4.1%
Archer-Daniels-Midland Co. 5.77%, 3/1/2041	25,000	26,464
Bunge Ltd. 5.35%, 4/15/2014	50,000	53,924
Corn Products International, Inc. 4.63%, 11/1/2020	50,000	50,438
Delhaize Group SA 5.70%, 10/1/2040	25,000	23,262
General Mills, Inc. 5.70%, 2/15/2017	50,000	56,365
Kellogg Co. 4.15%, 11/15/2019	50,000	51,034
Kraft Foods, Inc. 5.38%, 2/10/2020	50,000	54,552
Ralcorp Holdings, Inc. 6.63%, 8/15/2039	25,000	26,170
Sara Lee Corp. 2.75%, 9/15/2015	50,000	49,986
Tyson Foods, Inc. 10.50%, 3/1/2014	50,000	59,479
Unilever Capital Corp. 2.75%, 2/10/2016	50,000	51,183

		502,857

GAS UTILITIES — 0.5%
National Grid PLC 6.30%, 8/1/2016	50,000	57,352

HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Covidien International Finance SA 4.20%, 6/15/2020	50,000	50,453
Zimmer Holdings, Inc. 5.75%, 11/30/2039	25,000	26,083

		76,536

HEALTH CARE PROVIDERS & SERVICES — 3.7%
Aetna, Inc. 3.95%, 9/1/2020	50,000	49,324
Cardinal Health, Inc. 5.80%, 10/15/2016	50,000	56,130
Express Scripts, Inc. 3.13%, 5/15/2016	100,000	100,439
Humana, Inc. 8.15%, 6/15/2038	25,000	29,965
McKesson Corp. 4.75%, 3/1/2021	50,000	52,050
Quest Diagnostics, Inc. 6.40%, 7/1/2017	50,000	57,766
UnitedHealth Group, Inc. 3.88%, 10/15/2020	50,000	48,992
WellPoint, Inc. 6.38%, 1/15/2012	50,000	51,563

		446,229

HOTELS, RESTAURANTS & LEISURE — 0.5%
McDonald’s Corp. 5.35%, 3/1/2018	50,000	56,604

HOUSEHOLD DURABLES — 0.9%
Newell Rubbermaid, Inc. 4.70%, 8/15/2020	50,000	50,337
Whirlpool Corp. 8.00%, 5/1/2012	50,000	52,829

		103,166

INDUSTRIAL CONGLOMERATES — 1.8%
Cooper US, Inc. 2.38%, 1/15/2016	50,000	49,932
Koninklijke Philips Electronics NV 6.88%, 3/11/2038	50,000	57,113
Tyco Electronics Group SA 4.88%, 1/15/2021	50,000	52,197
Tyco International Finance SA 8.50%, 1/15/2019	50,000	62,818

		222,060

INSURANCE — 10.9%
ACE INA Holdings, Inc.:
2.60%, 11/23/2015	50,000	49,882
5.70%, 2/15/2017	50,000	55,820
Aflac, Inc. 6.45%, 8/15/2040	50,000	49,554
Alleghany Corp. 5.63%, 9/15/2020	50,000	50,955
American International Group, Inc. 5.45%, 5/18/2017	25,000	25,944
AON Corp. 3.13%, 5/27/2016	35,000	34,871
Axis Capital Holdings, Ltd. 5.75%, 12/1/2014	50,000	53,940
CNA Financial Corp. 5.75%, 8/15/2021	25,000	25,855
Delphi Financial Group, Inc. 7.88%, 1/31/2020	75,000	82,952
Endurance Specialty Holdings, Ltd. 7.00%, 7/15/2034	50,000	48,782
Genworth Financial, Inc. 6.52%, 5/22/2018	25,000	25,007
Hartford Financial Services Group, Inc. 6.30%, 3/15/2018	50,000	54,378
Lincoln National Corp. 6.25%, 2/15/2020	25,000	27,611
Markel Corp. 7.13%, 9/30/2019	50,000	55,999

See accompanying notes to financial statements.

123

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

MetLife, Inc. 6.82%, 8/15/2018	$100,000	$116,776
PartnerRe, Ltd. 5.50%, 6/1/2020	50,000	50,319
Principal Financial Group, Inc. 8.88%, 5/15/2019	50,000	63,569
Protective Life Corp. 7.38%, 10/15/2019	50,000	56,494
Prudential Financial, Inc. 4.50%, 7/15/2013	50,000	52,728
Reinsurance Group of America, Inc. 6.45%, 11/15/2019	50,000	54,878
The Allstate Corp. 7.45%, 5/16/2019	25,000	29,975
Transatlantic Holdings, Inc. 8.00%, 11/30/2039	50,000	54,368
Unitrin, Inc. 6.00%, 5/15/2017	50,000	53,149
Validus Holdings Ltd. 8.88%, 1/26/2040	25,000	26,366
W.R. Berkley Corp. 6.25%, 2/15/2037	25,000	23,870
Willis North America, Inc. 7.00%, 9/29/2019	50,000	55,234
XL Group PLC 6.38%, 11/15/2024	50,000	52,369

		1,331,645

INTERNET SOFTWARE & SERVICES — 0.4%
eBay, Inc. 0.88%, 10/15/2013	50,000	49,843

IT SERVICES — 0.4%
SAIC, Inc. 4.45%, 12/1/2020 (a)	50,000	51,126

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Mattel, Inc. 6.20%, 10/1/2040	10,000	10,042

LIFE SCIENCES TOOLS & SERVICES — 0.8%
Thermo Fisher Scientific, Inc. 2.15%, 12/28/2012	100,000	101,902

MACHINERY — 1.8%
Caterpillar Financial Services Corp. 4.70%, 3/15/2012	50,000	51,492
Danaher Corp. 5.40%, 3/1/2019	50,000	55,598
Eaton Corp. 6.95%, 3/20/2019	50,000	60,604
Harsco Corp. 2.70%, 10/15/2015	50,000	49,986

		217,680

MEDIA — 2.4%
CBS Corp. 7.88%, 7/30/2030	25,000	29,714
News America, Inc. 6.20%, 12/15/2034	50,000	50,881
Omnicom Group, Inc. 6.25%, 7/15/2019	50,000	55,997
Time Warner Cable, Inc. 5.40%, 7/2/2012	50,000	52,260
Time Warner, Inc. 4.70%, 1/15/2021	50,000	50,351
WPP Finance UK 8.00%, 9/15/2014	50,000	58,247

		297,450

METALS & MINING — 2.8%
Alcoa, Inc. 5.40%, 4/15/2021	25,000	25,002
ArcelorMittal 5.50%, 3/1/2021	50,000	49,855
Barrick North America Finance LLC 6.80%, 9/15/2018	50,000	58,521
Cliffs Natural Resources, Inc. 4.80%, 10/1/2020	50,000	50,189
Newmont Mining Corp. 5.88%, 4/1/2035	25,000	24,861
Rio Tinto Finance USA, Ltd. 8.95%, 5/1/2014	50,000	60,074
Southern Copper Corp. 7.50%, 7/27/2035	25,000	26,239
Vale Overseas, Ltd. 6.88%, 11/10/2039	25,000	27,068
Xstrata Canada Corp. 6.20%, 6/15/2035	25,000	25,099

		346,908

MULTI-UTILITIES — 0.9%
Dominion Resources, Inc. 5.60%, 11/15/2016	50,000	56,386
MidAmerican Energy Holdings Co. 6.13%, 4/1/2036	50,000	53,362

		109,748

OFFICE ELECTRONICS — 0.4%
Xerox Corp. 4.50%, 5/15/2021	45,000	44,440

OIL, GAS & CONSUMABLE FUELS — 8.0%
Anadarko Petroleum Corp. 5.95%, 9/15/2016	25,000	28,059
Apache Corp. 6.00%, 9/15/2013	25,000	27,625
Cenovus Energy, Inc. 6.75%, 11/15/2039	25,000	28,178
ConocoPhillips 4.60%, 1/15/2015	50,000	54,947
DCP Midstream Operating LP 3.25%, 10/1/2015	50,000	49,398
Devon Financing Corp. ULC 7.88%, 9/30/2031	50,000	64,256
Diamond Offshore Drilling, Inc. 5.88%, 5/1/2019	50,000	56,041
Energy Transfer Partners LP 9.00%, 4/15/2019	50,000	61,897
Enterprise Products Operating LLC 6.65%, 10/15/2034	25,000	26,962
Hess Corp. 7.88%, 10/1/2029	25,000	31,057

See accompanying notes to financial statements.

124

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Magellan Midstream Partners LP 6.55%, 7/15/2019	$50,000	$57,731
Noble Energy, Inc. 8.25%, 3/1/2019	50,000	63,687
NuStar Logistics LP 4.80%, 9/1/2020	75,000	74,951
Occidental Petroleum Corp. 4.10%, 2/1/2021	50,000	50,959
ONEOK Partners LP 6.13%, 2/1/2041	25,000	25,436
ONEOK, Inc. 5.20%, 6/15/2015	50,000	54,255
Panhandle Eastern Pipeline Co. LP 6.20%, 11/1/2017	50,000	56,226
Plains All American Pipeline LP/PAA Finance Corp. 5.75%, 1/15/2020	50,000	53,882
Shell International Finance BV 1.30%, 9/22/2011	50,000	50,115
Transocean, Inc. 6.50%, 11/15/2020	50,000	55,919

		971,581

PERSONAL PRODUCTS — 0.4%
The Procter & Gamble Co. 1.80%, 11/15/2015	50,000	49,777

PHARMACEUTICALS — 2.4%
AmerisourceBergen Corp. 4.88%, 11/15/2019	50,000	53,165
Bristol-Myers Squibb Co. 6.13%, 5/1/2038	25,000	28,529
Eli Lilly & Co. 5.20%, 3/15/2017	50,000	55,883
Johnson & Johnson 5.85%, 7/15/2038	25,000	27,585
Medco Health Solutions, Inc. 6.13%, 3/15/2013	50,000	53,559
Sanofi-Aventis SA 2.63%, 3/29/2016	50,000	50,508
Teva Pharmaceutical Finance Co. LLC 6.15%, 2/1/2036	25,000	27,040

		296,269

REAL ESTATE INVESTMENT TRUSTS — 6.5%
AvalonBay Communities, Inc. 5.70%, 3/15/2017	50,000	55,760
Camden Property Trust 4.63%, 6/15/2021	25,000	24,543
ERP Operating LP 5.25%, 9/15/2014	50,000	54,383
HCP, Inc. 5.65%, 12/15/2013	50,000	53,219
Hospitality Properties Trust 6.75%, 2/15/2013	50,000	53,469
Kimco Realty Corp. 4.30%, 2/1/2018	50,000	50,403
Liberty Property LP 4.75%, 10/1/2020	50,000	49,598
Mack-Cali Realty LP 7.75%, 8/15/2019	50,000	60,164
Nationwide Health Properties, Inc. 6.50%, 7/15/2011	100,000	100,138
Realty Income Corp. 6.75%, 8/15/2019	50,000	56,822
Regency Centers LP 5.25%, 8/1/2015	50,000	52,704
Simon Property Group LP 6.13%, 5/30/2018	50,000	55,950
UDR, Inc. 5.25%, 1/15/2015	50,000	53,478
Ventas Realty LP/Ventas Capital Corp. 4.75%, 6/1/2021	25,000	24,308
Washington Real Estate Investment Trust 4.95%, 10/1/2020	50,000	50,708

		795,647

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Boston Properties LP 4.13%, 5/15/2021	50,000	47,717
Duke Realty LP 6.75%, 3/15/2020	25,000	27,946
Vornado Realty LP 4.25%, 4/1/2015	50,000	51,774

		127,437

ROAD & RAIL — 1.7%
Canadian Pacific Railway Co. 4.45%, 3/15/2023	50,000	49,155
Con-way, Inc. 7.25%, 1/15/2018	25,000	27,580
CSX Corp. 3.70%, 10/30/2020	50,000	47,979
Norfolk Southern Corp. 7.25%, 2/15/2031	25,000	30,490
Ryder System, Inc. 3.15%, 3/2/2015	50,000	50,996

		206,200

SPECIALTY RETAIL — 0.6%
Lowe’s Cos, Inc. 3.75%, 4/15/2021	50,000	49,160
The Home Depot, Inc. 5.40%, 9/15/2040	25,000	23,639

		72,799

TOBACCO — 0.8%
Altria Group, Inc. 9.25%, 8/6/2019	50,000	64,943
Philip Morris International, Inc. 6.38%, 5/16/2038	25,000	28,172

		93,115

WIRELESS TELECOMMUNICATION SERVICES — 4.5%
American Tower Corp. 4.50%, 1/15/2018	50,000	49,128
AT&T, Inc. 2.50%, 8/15/2015	50,000	50,476
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, 11/15/2018	25,000	32,346

See accompanying notes to financial statements.

125

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Deutsche Telekom International Finance BV 8.75%, 6/15/2030	$50,000	$65,591
Embarq Corp. 7.08%, 6/1/2016	50,000	55,387
France Telecom SA 4.38%, 7/8/2014	50,000	54,318
Rogers Communications, Inc. 6.38%, 3/1/2014	50,000	56,149
Telecom Italia Capital SA 7.18%, 6/18/2019	50,000	54,473
Telefonica Emisiones SAU 3.99%, 2/16/2016	50,000	50,388
Verizon New York, Inc., Series A 7.38%, 4/1/2032	50,000	56,559
Vodafone Group PLC 6.15%, 2/27/2037	25,000	26,794

		551,609

TOTAL CORPORATE BONDS & NOTES —
(Cost $11,829,644)		11,952,598

	Shares
SHORT TERM INVESTMENT — 1.0%
MONEY MARKET FUND — 1.0%
State Street Institutional Liquid Reserves Fund 0.15% (b)(c)(d) (Cost $115,794)	115,794	115,794

TOTAL INVESTMENTS — 98.9% (e)
(Cost $11,945,438)		12,068,392
OTHER ASSETS & LIABILITIES — 1.1%		139,179

NET ASSETS — 100.0%		$12,207,571

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.6% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

126

SPDR Barclays Capital Convertible Securities ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

CONVERTIBLE CORPORATE BONDS & NOTES — 72.3%
AEROSPACE & DEFENSE — 0.5%
L-3 Communications Holdings, Inc. 3.00%, 8/1/2035	$4,974,000	$5,061,294

AIRLINES — 0.6%
UAL Corp. 4.50%, 6/30/2021	5,200,000	5,199,220

AUTOMOBILES — 1.8%
Ford Motor Co. 4.25%, 11/15/2016 (a)	6,613,000	11,336,005
Navistar International Corp. 3.00%, 10/15/2014	4,022,000	5,242,476

		16,578,481

BEVERAGES — 0.5%
Molson Coors Brewing Co. 2.50%, 7/30/2013 (a)	4,094,000	4,501,640

BIOTECHNOLOGY — 8.3%
Amgen, Inc. 0.38%, 2/1/2013	17,838,000	17,904,179
Amylin Pharmaceuticals, Inc. 3.00%, 6/15/2014	4,070,000	3,681,539
Cephalon, Inc.:
2.00%, 6/1/2015	7,189,000	12,436,035
2.50%, 5/1/2014	3,369,000	4,148,721
Dendreon Corp. 2.88%, 1/15/2016	4,520,000	4,973,175
Gilead Sciences, Inc.:
0.63%, 5/1/2013 (a)	4,924,000	5,862,121
1.00%, 5/1/2014 (b)	9,488,000	10,565,837
1.63%, 5/1/2016 (a)(b)	8,932,000	10,339,683
Illumina, Inc. 0.25%, 3/15/2016 (a)(b)	6,500,000	6,957,080

		76,868,370

BUILDING PRODUCTS — 1.9%
Cemex SAB de CV:
3.25%, 3/15/2016 (b)	7,087,000	6,999,121
3.75%, 3/15/2018 (b)	4,788,000	4,752,569
4.88%, 3/15/2015 (a)	5,430,000	5,368,456

		17,120,146

CAPITAL MARKETS — 0.3%
Ares Capital Corp. 5.75%, 2/1/2016 (a)(b)	2,657,000	2,788,522

COMMUNICATIONS EQUIPMENT — 1.1%
Alcatel-Lucent USA, Inc. Series B, 2.88%, 6/15/2025	7,198,000	7,066,593
Ciena Corp. 0.88%, 6/15/2017 (a)	3,600,000	3,038,580

		10,105,173

COMPUTERS & PERIPHERALS — 8.2%
EMC Corp.:
1.75%, 12/1/2011 (a)	12,156,000	20,837,450
1.75%, 12/1/2013 (a)	13,708,000	24,016,416
NetApp, Inc. 1.75%, 6/1/2013	9,314,000	15,848,237
SanDisk Corp.:
1.00%, 5/15/2013 (a)	7,358,000	7,115,605
1.50%, 8/15/2017 (a)	7,944,000	8,432,874

		76,250,582

CONTAINERS & PACKAGING — 0.5%
Owens-Brockway Glass Container, Inc. 3.00%, 6/1/2015 (a)(b)	4,903,000	4,869,047

ELECTRICAL EQUIPMENT — 0.4%
Suntech Power Holdings Co., Ltd. 3.00%, 3/15/2013 (a)	4,470,000	3,862,080

FOOD PRODUCTS — 1.0%
Archer-Daniels-Midland Co. 0.88%, 2/15/2014 (a)	8,988,000	9,512,000

HEALTH CARE EQUIPMENT & SUPPLIES — 3.8%
Beckman Coulter, Inc. 2.50%, 12/15/2036	4,004,000	4,781,337
Hologic, Inc. 2.00%, 12/15/2037 (c)	9,381,000	9,027,167
Kinetic Concepts, Inc. 3.25%, 4/15/2015 (b)	4,643,000	5,921,682
Medtronic, Inc. 1.63%, 4/15/2013 (a)	15,587,000	15,898,740

		35,628,926

HEALTH CARE PROVIDERS & SERVICES — 1.0%
LifePoint Hospitals, Inc. 3.50%, 5/15/2014 (a)	4,079,000	4,370,934
Omnicare, Inc. 3.75%, 12/15/2025 (a)	3,768,000	5,045,729

		9,416,663

HOTELS, RESTAURANTS & LEISURE — 1.9%
International Game Technology 3.25%, 5/1/2014 (a)	6,400,000	7,641,600
MGM Resorts International 4.25%, 4/15/2015 (a)	8,774,000	9,507,682

		17,149,282

HOUSEHOLD DURABLES — 0.4%
D.R. Horton, Inc. 2.00%, 5/15/2014	3,569,000	3,978,079

INDUSTRIAL CONGLOMERATES — 0.9%
Textron, Inc. 4.50%, 5/1/2013	4,598,000	8,598,260

INSURANCE — 0.4%
Old Republic International Corp. 3.75%, 3/15/2018 (a)	3,500,000	3,468,325

INTERNET & CATALOG RETAIL — 0.8%
priceline.com, Inc. 1.25%, 3/15/2015 (b)	4,220,000	7,471,510

INTERNET SOFTWARE & SERVICES — 1.1%
VeriSign, Inc. 3.25%, 8/15/2037	8,982,000	10,386,515

IT SERVICES — 0.8%
Alliance Data Systems Corp. 1.75%, 8/1/2013	5,526,000	7,029,017

MACHINERY — 1.0%
Danaher Corp. Zero Coupon, 1/22/2021 (d)	5,849,000	9,021,907

See accompanying notes to financial statements.

127

SPDR Barclays Capital Convertible Securities ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

MARINE — 0.5%
DryShips, Inc. 5.00%, 12/1/2014	$4,726,000	$4,254,185

MEDIA — 3.5%
Liberty Media LLC:
3.13%, 3/30/2023	8,990,000	10,739,544
3.25%, 3/15/2031	2,961,000	2,563,930
Virgin Media, Inc. 6.50%, 11/15/2016	7,236,000	12,952,440
XM Satellite Radio, Inc. 7.00%, 12/1/2014 (b)	4,265,000	6,454,352

		32,710,266

METALS & MINING — 6.6%
Alcoa, Inc. 5.25%, 3/15/2014	4,270,000	10,817,618
AngloGold Ashanti, Holdings Finance PLC 3.50%, 5/22/2014 (a)(b)	5,124,000	5,936,410
ArcelorMittal 5.00%, 5/15/2014 (a)	5,931,000	8,218,705
Goldcorp, Inc. 2.00%, 8/1/2014 (a)	6,236,000	7,867,899
Newmont Mining Corp.:
1.25%, 7/15/2014 (a)	4,023,000	5,236,136
1.63%, 7/15/2017	4,521,000	6,066,233
3.00%, 2/15/2012 (a)	3,317,000	4,060,704
Sterlite Industries India, Ltd. 4.00%, 10/30/2014	3,400,000	3,344,580
United States Steel Corp. 4.00%, 5/15/2014	6,082,000	9,680,476

		61,228,761

OIL, GAS & CONSUMABLE FUELS — 6.1%
Chesapeake Energy Corp. 2.50%, 5/15/2037 (a)	17,673,000	18,613,204
Massey Energy Co. 3.25%, 8/1/2015	4,352,000	4,632,791
Peabody Energy Corp. 4.75%, 12/15/2066 (a)	5,173,000	6,292,696
Transocean, Inc.:
Series B 1.50%, 12/15/2037 (a)	11,705,000	11,688,754
Series C 1.50%, 12/15/2037	12,481,000	12,291,738
USEC, Inc. 3.00%, 10/1/2014	4,795,000	3,432,112

		56,951,295

PHARMACEUTICALS — 2.0%
Mylan, Inc.:
1.25%, 3/15/2012 (a)	4,320,000	4,820,688
3.75%, 9/15/2015	4,980,000	9,796,656
Teva Pharmaceutical Finance Co. LLC Series C 0.25%, 2/1/2026 (a)	3,591,000	4,036,571

		18,653,915

REAL ESTATE INVESTMENT TRUSTS — 3.0%
Annaly Capital Management, Inc. 4.00%, 2/15/2015	4,621,000	5,369,094
Boston Properties LP:
2.88%, 2/15/2037	4,774,000	4,805,699
3.63%, 2/15/2014 (b)	5,664,000	6,292,081
Host Hotels & Resorts LP 2.63%, 4/15/2027 (b)	3,478,000	3,517,997
ProLogis 2.25%, 4/1/2037	4,000,000	4,038,400
The Macerich Co. 3.25%, 3/15/2012 (b)	3,555,000	3,561,435

		27,584,706

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 8.3%
Advanced Micro Devices, Inc. 6.00%, 5/1/2015	5,624,000	5,705,098
Intel Corp.:
2.95%, 12/15/2035 (a)	11,094,000	11,521,674
3.25%, 8/1/2039 (a)	14,870,000	18,078,649
Linear Technology Corp. Series A 3.00%, 5/1/2027	5,930,000	6,319,008
Microchip Technology, Inc. 2.13%, 12/15/2037	8,020,000	10,963,982
Micron Technology, Inc. 1.88%, 6/1/2014	7,073,000	6,877,205
Novellus Systems, Inc. 2.63%, 5/15/2041 (b)	5,000,000	5,342,000
Xilinx, Inc.:
2.63%, 6/15/2017 (a)	4,541,000	6,050,882
3.13%, 3/15/2037 (a)	4,823,000	6,127,621

		76,986,119

SOFTWARE — 2.8%
Microsoft Corp. Zero Coupon, 6/15/2013 (a)(b)(d)	9,293,000	9,509,806
Salesforce.com, Inc. 0.75%, 1/15/2015	4,064,000	7,264,522
Symantec Corp. 1.00%, 6/15/2013 (a)	7,402,000	9,029,255

		25,803,583

WIRELESS TELECOMMUNICATION SERVICES — 2.3%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25%, 12/1/2040 (a)(b)	4,773,000	4,157,283
NII Holdings, Inc. 3.13%, 6/15/2012	8,027,000	8,055,335
SBA Communications Corp.:
1.88%, 5/1/2013 (a)	3,639,000	4,010,797
4.00%, 10/1/2014	3,587,000	5,041,887

		21,265,302

TOTAL CONVERTIBLE CORPORATE BONDS & NOTES —
(Cost $620,936,966)		670,303,171

	Shares
CONVERTIBLE PREFERRED STOCKS — 26.2%
AUTO COMPONENTS — 0.4%
The Goodyear Tire & Rubber Co. 5.88%, 4/1/2014	70,000	3,893,400

See accompanying notes to financial statements.

128

SPDR Barclays Capital Convertible Securities ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value
AUTOMOBILES — 3.9%
General Motors Co. 4.75%, 12/1/2013	743,227	$36,224,884

COMMERCIAL BANKS — 3.4%
Wells Fargo & Co. Series L 7.50%, 12/31/2049	29,693	31,474,580

DIVERSIFIED FINANCIAL SERVICES — 5.9%
Bank of America Corp. Series L 7.25%, 12/31/2049	24,958	24,987,949
Citigroup, Inc. 7.50%, 12/15/2012	247,971	29,793,716

		54,781,665

ELECTRIC UTILITIES — 2.3%
AES Trust III 6.75%, 10/15/2029 (a)	76,478	3,767,306
PPL Corp.:
8.75%, 5/1/2014 (a)	140,000	7,687,400
9.50%, 7/1/2013	172,474	9,641,297

		21,096,003

FOOD PRODUCTS — 0.6%
Bunge, Ltd. 4.88%, 12/31/2049 (a)	57,000	5,719,950

HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
Alere, Inc. 3.00%, 12/31/2049 (a)	12,814	3,575,106

HOUSEHOLD DURABLES — 0.7%
Stanley Black & Decker, Inc. 4.75%, 11/17/2015 (a)	51,132	6,221,230

INSURANCE — 4.6%
Hartford Financial Services Group, Inc. 7.25%, 4/1/2013 (a)	171,200	4,461,472
MetLife, Inc. 5.00%, 9/11/2013	299,300	24,671,299
Vale Capital II 6.75%, 6/15/2012 (a)	94,766	8,756,378
XL Group PLC 10.75%, 8/15/2011	172,300	5,127,648

		43,016,797

METALS & MINING — 0.6%
AngloGold Ashanti, Holdings Finance PLC 6.00%, 9/15/2013 (a)	108,112	5,393,708

OIL, GAS & CONSUMABLE FUELS — 1.5%
Apache Corp. 6.00%, 8/1/2013 (a)	178,500	11,766,720
CenterPoint Energy, Inc. 0.25%, 9/15/2029 (e)	70,921	2,576,432

		14,343,152

REAL ESTATE INVESTMENT TRUST — 0.6%
Health Care REIT, Inc. 6.50%, 12/31/2049	105,645	5,476,637

THRIFTS & MORTGAGE FINANCE — 0.5%
Sovereign Capital Trust IV 4.38%, 3/1/2034	87,300	4,321,350

WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Lucent Technologies Capital Trust I 7.75%, 3/15/2017	7,105	6,989,544

TOTAL CONVERTIBLE PREFERRED STOCKS — (f)
(Cost $238,816,263)		242,528,006

COMMON STOCKS — 0.6%
AUTO COMPONENTS — 0.6%
Dana Holding Corp. (d)	296,500	5,425,950

THRIFTS & MORTGAGE FINANCE — 0.0% (g)
Federal National Mortgage Association (a)(d)	100,000	33,100

TOTAL COMMON STOCKS — (f)
(Cost $5,394,421)		5,459,050

SHORT TERM INVESTMENTS — 11.4%
MONEY MARKET FUNDS — 11.4%
State Street Navigator Securities Lending Prime Portfolio (h)(i)	98,903,836	98,903,836
State Street Institutional Liquid Reserves Fund 0.15% (i)(j)	7,049,069	7,049,069

TOTAL SHORT TERM INVESTMENTS — (f)
(Cost $105,952,905)		105,952,905

TOTAL INVESTMENTS — 110.5% (k)
(Cost $971,100,555)		1,024,243,132
OTHER ASSETS & LIABILITIES — (10.5)%		(97,670,784)

NET ASSETS — 100.0%		$926,572,348

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 11.4% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Step-up Bond. Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2011. Maturity date disclosed is the ultimate maturity.
(d)	Non-income producing security.
(e)	Variable rate security. Rate shown is rate in effect at June 30, 2011. Maturity date disclosed is the ultimate maturity.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Amount shown represents less than 0.05% of net assets.
(h)	Investments of cash collateral for securities loaned.
(i)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(j)	The rate shown is the annualized seven-day yield at period end.
(k)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

129

SPDR Barclays Capital Mortgage Backed Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

U.S. GOVERNMENT AGENCY MBS TBA — 99.4%
Fannie Mae
3.50%, 15yr TBA	$700,000	$712,906
4.00%, 15yr TBA	500,000	520,781
4.00%, 30yr TBA	3,350,000	3,351,047
4.50%, 15yr TBA	500,000	530,156
4.50%, 30yr TBA	2,800,000	2,897,562
5.00%, 15yr TBA	900,000	965,531
5.00%, 30yr TBA	2,500,000	2,656,250
5.50%, 15yr TBA	500,000	541,719
5.50%, 30yr TBA	2,500,000	2,704,297
6.00%, 30yr TBA	950,000	1,043,664
6.50%, 30yr TBA	500,000	566,172
Freddie Mac
4.00%, 15yr TBA	1,000,000	1,040,781
4.50%, 15yr TBA	500,000	529,063
4.50%, 30yr TBA	2,500,000	2,583,301
5.00%, 30yr TBA	2,500,000	2,652,344
5.50%, 30yr TBA	2,000,000	2,160,469
6.00%, 30yr TBA	1,750,000	1,921,992
6.50%, 30yr TBA	400,000	450,750
Ginnie Mae
4.00%, 2/15/2040	98,115	100,236
4.00%, 30yr TBA	800,000	815,750
4.50%, 30yr TBA	2,500,000	2,640,625
5.00%, 30yr TBA	2,000,000	2,167,812
5.50%, 30yr TBA	850,000	936,063
6.00%, 30yr TBA	500,000	557,500
6.50%, 30yr TBA	250,000	284,102

TOTAL U.S. GOVERNMENT AGENCY MBS TBA —
(Cost $35,195,290)		35,330,873

	Shares
SHORT TERM INVESTMENT — 100.1%
MONEY MARKET FUND — 100.1%
State Street Institutional Liquid Reserves Fund 0.15% (a)(b)(c)(d) (Cost $35,610,780)	35,610,780	35,610,780

TOTAL INVESTMENTS — 199.5% (e)
(Cost $70,806,070)		70,941,653
OTHER ASSETS & LIABILITIES — (99.5)%		(35,385,323)

NET ASSETS — 100.0%		$35,556,330

(a)	Security, or a portion of the security has been designated as collateral for TBA securities.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
TBA = To Be Announced

See accompanying notes to financial statements.

130

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 22.2%
AEROSPACE & DEFENSE — 0.2%
General Dynamics Corp. 5.25%, 2/1/2014	$220,000	$243,537
Honeywell International, Inc. 4.25%, 3/1/2021 (a)	50,000	51,160
The Boeing Co. 6.13%, 2/15/2033	165,000	180,854
United Technologies Corp.:
4.50%, 4/15/2020	60,000	63,303
5.70%, 4/15/2040 (a)	60,000	63,813

		602,667

AIR FREIGHT & LOGISTICS — 0.0% (b)
United Parcel Service, Inc. 6.20%, 1/15/2038 (a)	100,000	114,020

AIRLINES — 0.0% (b)
Delta Air Lines 2010-2 Pass Through Trust, Class A 4.95%, 5/23/2019	98,568	98,321

AUTO COMPONENTS — 0.0% (b)
Johnson Controls, Inc. 4.25%, 3/1/2021	60,000	59,723

BEVERAGES — 0.5%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/2020	335,000	367,831
Bottling Group LLC 6.95%, 3/15/2014	200,000	230,279
Diageo Capital PLC 5.75%, 10/23/2017 (a)	250,000	285,134
PepsiCo, Inc. 4.50%, 1/15/2020	100,000	105,750
The Coca-Cola Co.:
0.75%, 11/15/2013	100,000	99,500
1.50%, 11/15/2015	100,000	97,888
3.15%, 11/15/2020	70,000	67,198

		1,253,580

BIOTECHNOLOGY — 0.1%
Amgen, Inc.:
4.50%, 3/15/2020	50,000	51,679
5.75%, 3/15/2040	55,000	56,261
Life Technologies Corp. 6.00%, 3/1/2020	100,000	108,359

		216,299

BUILDING MATERIALS — 0.0% (b)
CRH America, Inc. 6.00%, 9/30/2016	100,000	108,750

CAPITAL MARKETS — 0.9%
BlackRock, Inc. 3.50%, 12/10/2014 (a)	200,000	211,698
Jefferies Group, Inc. 5.13%, 4/13/2018	100,000	99,886
Morgan Stanley 6.00%, 5/13/2014	560,000	609,149
Svensk Exportkredit AB 5.13%, 3/1/2017	205,000	232,383
The Bank of New York Mellon Corp. 4.95%, 11/1/2012	230,000	242,746
The Goldman Sachs Group, Inc.:
5.35%, 1/15/2016	405,000	435,189
5.95%, 1/15/2027	595,000	565,049

		2,396,100

CHEMICALS — 0.4%
E.I. du Pont de Nemours & Co. 5.25%, 12/15/2016 (a)	255,000	287,685
PPG Industries, Inc. 6.65%, 3/15/2018	100,000	117,642
Praxair, Inc. 2.13%, 6/14/2013	100,000	102,339
The Dow Chemical Co. 8.55%, 5/15/2019 (a)	330,000	424,378

		932,044

COMMERCIAL BANKS — 4.5%
Asian Development Bank:
2.50%, 3/15/2016	200,000	205,954
2.75%, 5/21/2014	205,000	215,124
Bank of Nova Scotia 2.38%, 12/17/2013 (a)	100,000	102,684
Barclays Bank PLC:
3.90%, 4/7/2015 (a)	150,000	155,112
5.13%, 1/8/2020	100,000	101,564
BB&T Corp.:
2.05%, 4/28/2014	100,000	100,846
3.95%, 4/29/2016 (a)	100,000	104,895
BNP Paribas 5.00%, 1/15/2021 (a)	100,000	100,464
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 4.50%, 1/11/2021	100,000	102,587
Credit Suisse AG 5.40%, 1/14/2020	100,000	100,622
Credit Suisse of New York, NY:
4.38%, 8/5/2020 (a)	100,000	98,280
5.50%, 5/1/2014	300,000	328,848
Deutsche Bank AG London 6.00%, 9/1/2017	250,000	278,853
European Bank for Reconstruction & Development 2.50%, 3/15/2016 (a)	200,000	205,681
European Investment Bank:
1.63%, 3/15/2013 (a)	100,000	101,764
2.38%, 3/14/2014 (a)	545,000	565,289
2.50%, 5/16/2016 (a)	200,000	204,758
2.75%, 3/23/2015	300,000	314,041
3.25%, 5/15/2013	200,000	209,763
4.00%, 2/16/2021 (a)	150,000	156,506
Export-Import Bank of Korea:
4.13%, 9/9/2015	200,000	207,943
5.88%, 1/14/2015	205,000	224,952
Fifth Third Bancorp 3.63%, 1/25/2016	100,000	100,914

See accompanying notes to financial statements.

131

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

HSBC Bank USA NA 4.63%, 4/1/2014	$370,000	$392,364
HSBC Finance Corp. 5.25%, 1/15/2014	200,000	215,797
HSBC Holdings PLC:
6.50%, 9/15/2037	100,000	102,955
6.80%, 6/1/2038	100,000	106,191
Inter-American Development Bank 5.13%, 9/13/2016	405,000	466,107
International Bank for Reconstruction & Development:
1.38%, 2/10/2014	100,000	100,244
1.75%, 7/15/2013	100,000	102,305
2.38%, 5/26/2015	200,000	207,582
4.75%, 2/15/2035	80,000	83,786
International Finance Corp. 2.25%, 4/11/2016	200,000	204,403
JPMorgan Chase & Co.:
5.38%, 10/1/2012	150,000	158,393
6.00%, 1/15/2018	150,000	167,492
6.40%, 5/15/2038	105,000	115,531
JPMorgan Chase Bank NA 6.00%, 10/1/2017	555,000	620,467
Key Bank NA 5.80%, 7/1/2014	205,000	224,178
Kreditanstalt fuer Wiederaufbau:
2.63%, 2/16/2016	300,000	310,046
4.00%, 10/15/2013	720,000	771,552
4.50%, 7/16/2018 (a)	215,000	238,648
Landwirtschaftliche Rentenbank 3.13%, 7/15/2015	200,000	211,179
Lloyds TSB Bank PLC 6.38%, 1/21/2021	100,000	103,368
Nordic Investment Bank 2.50%, 7/15/2015	100,000	103,839
Oesterreichische Kontrollbank AG 4.75%, 10/16/2012	205,000	216,163
PNC Funding Corp.:
5.13%, 2/8/2020	150,000	159,279
5.25%, 11/15/2015	100,000	109,338
Royal Bank of Canada 1.13%, 1/15/2014 (a)	100,000	99,834
SunTrust Bank 7.25%, 3/15/2018	60,000	68,863
SunTrust Bank/Atlanta GA 5.00%, 9/1/2015	16,000	17,046
The Royal Bank of Scotland PLC 3.40%, 8/23/2013 (a)	100,000	102,153
Union Bank NA 5.95%, 5/11/2016	100,000	110,358
US Bancorp:
1.38%, 9/13/2013	100,000	100,240
2.45%, 7/27/2015 (a)	100,000	100,359
Wachovia Bank NA 5.85%, 2/1/2037	200,000	200,834
Wachovia Corp.:
5.50%, 5/1/2013	100,000	107,557
5.63%, 10/15/2016	200,000	221,295
Wells Fargo & Co. 5.63%, 12/11/2017	150,000	165,905
Wells Fargo Bank NA 4.75%, 2/9/2015	245,000	262,516
Westpac Banking Corp.:
3.00%, 12/9/2015	100,000	100,468
4.88%, 11/19/2019	100,000	102,885

		11,538,964

COMMERCIAL SERVICES & SUPPLIES — 0.1%
Republic Services, Inc. 5.00%, 3/1/2020 (a)	100,000	105,176
Waste Management, Inc. 7.38%, 3/11/2019	100,000	120,843

		226,019

COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc. 5.50%, 2/22/2016	240,000	272,412

COMPUTERS & PERIPHERALS — 0.3%
Dell, Inc. 2.30%, 9/10/2015 (a)	100,000	99,773
Hewlett-Packard Co.:
4.30%, 6/1/2021	100,000	100,736
6.13%, 3/1/2014	200,000	224,414
International Business Machines Corp.:
5.70%, 9/14/2017	210,000	241,778
5.88%, 11/29/2032	165,000	181,580

		848,281

CONSUMER FINANCE — 0.1%
SLM Corp. 6.25%, 1/25/2016	200,000	208,000

DIVERSIFIED CONSUMER SERVICES — 0.1%
Stanford University 4.75%, 5/1/2019	110,000	119,517

DIVERSIFIED FINANCIAL SERVICES — 2.6%
American Express Co. 8.13%, 5/20/2019	150,000	189,650
American Express Credit Corp. 5.88%, 5/2/2013	265,000	285,092
Bank of America NA 5.30%, 3/15/2017	385,000	400,189
Capital One Bank USA NA 8.80%, 7/15/2019	100,000	122,828
Capital One Capital VI 8.88%, 5/15/2040 (a)	155,000	159,650
Caterpillar Financial Services Corp. 1.65%, 4/1/2014 (a)	100,000	101,182
Citigroup, Inc.:
5.63%, 8/27/2012	700,000	731,177
6.00%, 10/31/2033	100,000	93,939
General Electric Capital Corp.:
2.25%, 11/9/2015	200,000	195,864
2.63%, 12/28/2012	530,000	547,111
5.25%, 10/19/2012	405,000	427,910
5.63%, 5/1/2018	485,000	528,417
6.75%, 3/15/2032	240,000	266,400

See accompanying notes to financial statements.

132

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

JPMorgan Chase & Co.:
3.45%, 3/1/2016	$200,000	$202,260
4.25%, 10/15/2020	150,000	146,857
Merrill Lynch & Co., Inc.:
5.45%, 2/5/2013	200,000	211,051
6.05%, 5/16/2016	200,000	210,680
6.11%, 1/29/2037	100,000	93,188
6.88%, 4/25/2018	580,000	645,365
Morgan Stanley 6.63%, 4/1/2018	390,000	428,042
National Rural Utilities Cooperative Finance Corp. 8.00%, 3/1/2032	210,000	273,764
Nomura Holdings, Inc.:
5.00%, 3/4/2015	70,000	73,325
6.70%, 3/4/2020	21,000	22,781
Royal Bank of Scotland Group PLC 5.00%, 10/1/2014	100,000	98,547
Toyota Motor Credit Corp. 1.38%, 8/12/2013	100,000	100,544
UBS AG of Stamford, CT 2.25%, 8/12/2013 (a)	250,000	253,552

		6,809,365

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
British Telecommunications PLC 9.88%, 12/15/2030	100,000	136,572
Qwest Corp. 8.38%, 5/1/2016	15,000	17,458
Verizon Communications, Inc.:
1.95%, 3/28/2014 (a)	150,000	152,245
6.40%, 2/15/2038	300,000	323,465
8.75%, 11/1/2018	200,000	259,727

		889,467

ELECTRIC UTILITIES — 1.5%
Commonwealth Edison Co.:
1.63%, 1/15/2014	100,000	100,705
Series 1 5.90%, 3/15/2036 (a)	100,000	104,417
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/2020	100,000	104,060
Duke Energy Carolinas LLC 7.00%, 11/15/2018	620,000	752,795
FirstEnergy Corp. 7.38%, 11/15/2031	200,000	225,254
Florida Power & Light Co. 5.69%, 3/1/2040	65,000	69,029
Georgia Power Co. 4.75%, 9/1/2040	100,000	91,210
Great Plains Energy, Inc. 4.85%, 6/1/2021	50,000	50,160
Hydro Quebec 2.00%, 6/30/2016	100,000	98,858
Nevada Power Co. 5.45%, 5/15/2041	60,000	59,837
Northern States Power Co.:
1.95%, 8/15/2015	100,000	99,658
4.85%, 8/15/2040 (a)	100,000	94,945
Pacific Gas & Electric Co. 4.80%, 3/1/2014	630,000	685,146
Progress Energy, Inc. 7.75%, 3/1/2031 (a)	255,000	317,433
PSEG Power LLC 5.13%, 4/15/2020	80,000	83,839
Public Service Co. of Oklahoma 4.40%, 2/1/2021	100,000	100,322
Puget Sound Energy, Inc. 5.64%, 4/15/2041	80,000	81,977
San Diego Gas & Electric Co. 6.13%, 9/15/2037	115,000	130,332
South Carolina Electric & Gas Co. 5.45%, 2/1/2041	100,000	100,464
Southern California Edison Co. 3.88%, 6/1/2021	70,000	69,808
Virginia Electric and Power Co. 5.10%, 11/30/2012	360,000	381,121

		3,801,370

FOOD & STAPLES RETAILING — 0.5%
CVS Caremark Corp. 6.25%, 6/1/2027	150,000	167,455
Safeway, Inc. 5.63%, 8/15/2014	215,000	235,789
Target Corp. 7.00%, 1/15/2038	220,000	262,707
The Kroger Co. 6.15%, 1/15/2020	100,000	114,968
Wal-Mart Stores, Inc.:
0.75%, 10/25/2013	150,000	149,884
2.80%, 4/15/2016	150,000	153,197
5.00%, 10/25/2040	100,000	94,026
5.88%, 4/5/2027	200,000	223,141

		1,401,167

FOOD PRODUCTS — 0.4%
Archer-Daniels-Midland Co. 5.38%, 9/15/2035	240,000	242,811
General Mills, Inc. 5.70%, 2/15/2017	305,000	343,826
Kellogg Co. 3.25%, 5/21/2018 (a)	65,000	64,825
Kraft Foods, Inc.:
2.63%, 5/8/2013	100,000	102,670
5.38%, 2/10/2020	150,000	163,656
6.50%, 2/9/2040	100,000	110,188

		1,027,976

GAS UTILITIES — 0.0% (b)
National Grid PLC 6.30%, 8/1/2016	100,000	114,703

HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Baxter International, Inc. 6.25%, 12/1/2037 (a)	155,000	177,784
Covidien International Finance SA 2.80%, 6/15/2015	100,000	102,121

		279,905

See accompanying notes to financial statements.

133

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

HEALTH CARE PRODUCTS — 0.0% (b)
Medtronic, Inc. 2.63%, 3/15/2016 (a)	$100,000	$101,097

HEALTH CARE PROVIDERS & SERVICES — 0.3%
Aetna, Inc. 3.95%, 9/1/2020	150,000	147,972
Express Scripts, Inc. 6.25%, 6/15/2014	205,000	230,249
UnitedHealth Group, Inc. 6.00%, 2/15/2018 (a)	200,000	226,687
WellPoint, Inc. 5.80%, 8/15/2040	55,000	55,632

		660,540

HOTELS, RESTAURANTS & LEISURE — 0.1%
McDonald’s Corp. 5.35%, 3/1/2018	210,000	237,737

HOUSEHOLD DURABLES — 0.0% (b)
Newell Rubbermaid, Inc. 4.70%, 8/15/2020	100,000	100,673

HOUSEHOLD PRODUCTS — 0.2%
Fortune Brands, Inc. 6.38%, 6/15/2014 (a)	100,000	111,149
Kimberly-Clark Corp.:
5.00%, 8/15/2013	115,000	124,726
5.30%, 3/1/2041	45,000	46,238
The Procter & Gamble Co. 5.55%, 3/5/2037	100,000	106,872

		388,985

INDUSTRIAL CONGLOMERATES — 0.1%
3M Co. 4.38%, 8/15/2013 (a)	100,000	107,477
Cooper US, Inc. 3.88%, 12/15/2020	50,000	49,286
Tyco Electronics Group SA 4.88%, 1/15/2021	100,000	104,394
Tyco International Finance SA 3.38%, 10/15/2015 (a)	100,000	102,891

		364,048

INSURANCE — 1.0%
ACE INA Holdings, Inc. 5.70%, 2/15/2017 (a)	100,000	111,640
Aflac, Inc. 3.45%, 8/15/2015 (a)	100,000	101,899
American International Group, Inc.:
5.45%, 5/18/2017	640,000	664,154
8.18%, 5/15/2068 (c)	100,000	109,000
AON Corp. 3.13%, 5/27/2016	100,000	99,630
Berkshire Hathaway Finance Corp. 5.00%, 8/15/2013	215,000	232,002
CNA Financial Corp. 7.35%, 11/15/2019 (a)	100,000	114,377
Genworth Financial, Inc. 7.70%, 6/15/2020 (a)	100,000	102,537
Hartford Financial Services Group, Inc.:
4.00%, 3/30/2015 (a)	100,000	102,954
6.63%, 3/30/2040 (a)	100,000	102,025
Lincoln National Corp. 6.30%, 10/9/2037	100,000	103,418
Marsh & McLennan Cos., Inc. 5.75%, 9/15/2015	100,000	110,757
MetLife, Inc. 5.70%, 6/15/2035	305,000	304,278
Prudential Financial, Inc. 3.88%, 1/14/2015	135,000	140,747
The Allstate Corp. 5.95%, 4/1/2036 (a)	165,000	169,575
The Travelers Cos., Inc. 3.90%, 11/1/2020 (a)	100,000	96,513

		2,665,506

INTERNET SOFTWARE & SERVICES — 0.1%
eBay, Inc. 0.88%, 10/15/2013	35,000	34,890
Google, Inc. 2.13%, 5/19/2016	100,000	99,623

		134,513

LIFE SCIENCES TOOLS & SERVICES — 0.0% (b)
Thermo Fisher Scientific, Inc. 2.05%, 2/21/2014	30,000	30,604

MACHINERY — 0.3%
Caterpillar Financial Services Corp. 7.15%, 2/15/2019	220,000	270,687
Caterpillar, Inc. 6.05%, 8/15/2036 (a)	165,000	184,084
Danaher Corp. 2.30%, 6/23/2016 (a)	100,000	99,968
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 8/15/2018	100,000	118,284
John Deere Capital Corp.:
1.88%, 6/17/2013	100,000	102,061
2.80%, 9/18/2017 (a)	100,000	99,677

		874,761

MEDIA — 1.0%
CBS Corp. 8.20%, 5/15/2014 (a)	210,000	246,750
Comcast Corp.:
6.40%, 5/15/2038	210,000	222,929
6.50%, 1/15/2017	330,000	381,125
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 5.20%, 3/15/2020	265,000	280,019
Discovery Communications LLC 4.38%, 6/15/2021	100,000	99,020
NBC Universal, Inc.:
3.65%, 4/30/2015 (d)	75,000	78,672
5.15%, 4/30/2020 (d)	35,000	37,143
News America, Inc. 6.15%, 3/1/2037	240,000	242,207
Omnicom Group, Inc. 4.45%, 8/15/2020	35,000	34,590
The Walt Disney Co. 3.75%, 6/1/2021 (a)	100,000	100,012

See accompanying notes to financial statements.

134

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Time Warner Cable, Inc. 5.85%, 5/1/2017	$330,000	$368,245
Time Warner, Inc. 7.70%, 5/1/2032	240,000	288,514
Viacom, Inc. 3.50%, 4/1/2017	100,000	101,420

		2,480,646

METALS & MINING — 0.6%
Alcoa, Inc. 5.40%, 4/15/2021	150,000	150,011
ArcelorMittal:
5.38%, 6/1/2013	100,000	106,346
5.50%, 3/1/2021 (a)	100,000	99,710
Barrick North America Finance LLC 5.70%, 5/30/2041 (d)	100,000	98,053
Barrick PD Australia Finance Pty Ltd. 4.95%, 1/15/2020 (a)	100,000	105,128
BHP Billiton Finance USA, Ltd. 5.50%, 4/1/2014	100,000	111,447
Freeport-McMoRan Copper & Gold, Inc. 8.38%, 4/1/2017	100,000	109,000
Newmont Mining Corp. 6.25%, 10/1/2039	100,000	103,677
Rio Tinto Finance USA, Ltd. 1.88%, 11/2/2015 (a)	300,000	294,925
Teck Resources Ltd. 10.75%, 5/15/2019	100,000	126,375
Vale Overseas, Ltd. 6.88%, 11/21/2036	330,000	356,141

		1,660,813

MULTI-UTILITIES — 0.1%
MidAmerican Energy Holdings Co. 6.13%, 4/1/2036	255,000	272,145

MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc.:
5.75%, 7/15/2014	60,000	66,057
6.70%, 7/15/2034	50,000	52,739

		118,796

OFFICE ELECTRONICS — 0.1%
Xerox Corp. 5.65%, 5/15/2013	280,000	301,565

OIL, GAS & CONSUMABLE FUELS — 2.2%
Anadarko Petroleum Corp. 5.95%, 9/15/2016	130,000	145,905
Apache Corp. 5.10%, 9/1/2040 (a)	100,000	96,065
BP Capital Markets PLC 4.74%, 3/11/2021 (a)	200,000	206,486
Canadian Natural Resources, Ltd. 6.25%, 3/15/2038	105,000	112,892
Cenovus Energy, Inc. 4.50%, 9/15/2014	100,000	108,366
CenterPoint Energy Resources Corp. 6.13%, 11/1/2017	100,000	112,932
Chevron Corp. 3.95%, 3/3/2014	100,000	107,370
Conoco, Inc. 6.95%, 4/15/2029	100,000	119,257
ConocoPhillips Canada Funding Co. 5.63%, 10/15/2016 (a)	730,000	840,115
Encana Corp. 5.90%, 12/1/2017 (a)	100,000	112,907
Energy Transfer Partners LP 6.70%, 7/1/2018	100,000	112,523
Ensco PLC 4.70%, 3/15/2021	100,000	100,707
Enterprise Products Operating LLC 5.20%, 9/1/2020 (a)	200,000	210,592
EOG Resources, Inc. 4.10%, 2/1/2021	100,000	98,609
Halliburton Co. 7.45%, 9/15/2039	100,000	124,928
Hess Corp. 5.60%, 2/15/2041 (a)	100,000	97,620
Kinder Morgan Energy Partners LP 5.80%, 3/15/2035	175,000	163,917
Marathon Petroleum Corp.:
3.50%, 3/1/2016 (d)	55,000	55,691
6.50%, 3/1/2041 (d)	25,000	25,602
Occidental Petroleum Corp. 2.50%, 2/1/2016 (a)	100,000	101,052
ONEOK Partners LP 6.13%, 2/1/2041	100,000	101,742
Pemex Project Funding Master Trust 6.63%, 6/15/2035 (a)	115,000	120,750
Petro-Canada 5.95%, 5/15/2035	100,000	100,653
Petrobras International Finance Co.:
5.75%, 1/20/2020	105,000	110,886
6.88%, 1/20/2040	105,000	111,958
Shell International Finance BV 6.38%, 12/15/2038	220,000	254,779
Southern Natural Gas Co. 5.90%, 4/1/2017 (d)	580,000	659,768
Statoil ASA 3.13%, 8/17/2017	100,000	100,377
Talisman Energy, Inc. 3.75%, 2/1/2021	150,000	140,886
Total Capital Canada, Ltd. 1.63%, 1/28/2014 (a)	100,000	101,198
TransCanada PipeLines, Ltd.:
6.10%, 6/1/2040	100,000	106,250
6.50%, 8/15/2018	100,000	117,467
Transocean, Inc. 6.00%, 3/15/2018	55,000	60,534
Valero Energy Corp. 6.13%, 2/1/2020 (a)	65,000	71,438
Weatherford International, Inc. 6.80%, 6/15/2037 (a)	239,000	255,187
Williams Partners LP 5.25%, 3/15/2020	110,000	115,009

		5,582,418

See accompanying notes to financial statements.

135

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

PAPER & FOREST PRODUCTS — 0.0% (b)
International Paper Co. 7.50%, 8/15/2021 (a)	$100,000	$116,559

PHARMACEUTICALS — 0.9%
Abbott Laboratories 5.13%, 4/1/2019	400,000	437,851
AstraZeneca PLC 6.45%, 9/15/2037	75,000	86,687
Eli Lilly & Co. 5.20%, 3/15/2017 (a)	225,000	251,474
GlaxoSmithKline Capital, Inc. 6.38%, 5/15/2038	155,000	177,545
Johnson & Johnson:
2.15%, 5/15/2016 (a)	100,000	99,969
4.85%, 5/15/2041	100,000	96,064
Novartis Capital Corp. 1.90%, 4/24/2013 (a)	160,000	163,414
Pfizer, Inc. 6.20%, 3/15/2019	135,000	157,656
Sanofi-Aventis SA 2.63%, 3/29/2016	100,000	101,016
Schering-Plough Corp. 6.00%, 9/15/2017	305,000	362,970
Wyeth 5.95%, 4/1/2037	240,000	258,642

		2,193,288

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Boston Properties LP 4.13%, 5/15/2021	100,000	95,434
Duke Realty LP 6.75%, 3/15/2020 (a)	25,000	27,947
HCP, Inc. 5.38%, 2/1/2021	100,000	102,684
Health Care REIT, Inc. 5.25%, 1/15/2022	100,000	99,775
ProLogis LP 7.63%, 8/15/2014	100,000	113,869
Realty Income Corp. 5.88%, 3/15/2035 (a)	50,000	46,999
Simon Property Group LP 4.20%, 2/1/2015 (a)	300,000	319,955
Vornado Realty LP 4.25%, 4/1/2015 (a)	100,000	103,547

		910,210

ROAD & RAIL — 0.3%
CSX Corp. 6.15%, 5/1/2037	165,000	174,544
Norfolk Southern Corp. 7.70%, 5/15/2017	330,000	408,376
Union Pacific Corp. 6.13%, 2/15/2020 (a)	100,000	115,063

		697,983

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.1%
Applied Materials, Inc. 5.85%, 6/15/2041	100,000	100,871
Texas Instruments, Inc. 2.38%, 5/16/2016	100,000	99,945

		200,816

SOFTWARE — 0.2%
Microsoft Corp. 3.00%, 10/1/2020	200,000	188,989
Oracle Corp.:
5.75%, 4/15/2018	200,000	228,423
6.13%, 7/8/2039	100,000	110,904

		528,316

SPECIALTY RETAIL — 0.2%
Staples, Inc. 9.75%, 1/15/2014	100,000	119,114
The Home Depot, Inc. 5.40%, 3/1/2016	405,000	450,623

		569,737

TOBACCO — 0.3%
Altria Group, Inc. 9.70%, 11/10/2018	200,000	262,924
Philip Morris International, Inc. 4.88%, 5/16/2013 (a)	280,000	300,299
Reynolds American, Inc. 7.63%, 6/1/2016	100,000	119,946

		683,169

WIRELESS TELECOMMUNICATION SERVICES — 0.9%
America Movil SAB de CV 5.00%, 3/30/2020	100,000	104,769
AT&T Corp. 8.00%, 11/15/2031	16,000	20,588
AT&T, Inc.:
4.45%, 5/15/2021	200,000	202,891
5.35%, 9/1/2040	320,000	299,064
5.63%, 6/15/2016	200,000	226,399
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/1/2014	100,000	110,166
Deutsche Telekom International Finance BV 6.75%, 8/20/2018	210,000	247,413
Embarq Corp. 7.08%, 6/1/2016	165,000	182,778
France Telecom SA 2.13%, 9/16/2015	100,000	99,274
Rogers Communications, Inc. 6.80%, 8/15/2018	150,000	177,245
Telecom Italia Capital 5.25%, 10/1/2015	200,000	205,288
Telefonica Emisiones SAU 4.95%, 1/15/2015	210,000	222,868
Vodafone Group PLC 5.63%, 2/27/2017	240,000	268,475

		2,367,218

TOTAL CORPORATE BONDS & NOTES —
(Cost $54,726,351)		57,560,793

See accompanying notes to financial statements.

136

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS — 1.7%
Brazilian Government International Bond:
7.88%, 3/7/2015 (e)	$100,000	$120,750
11.00%, 8/17/2040	150,000	204,375
Colombia Government International Bond 7.38%, 3/18/2019	100,000	124,650
Export Development Canada 2.25%, 5/28/2015	200,000	206,782
Federal Republic of Brazil 8.25%, 1/20/2034	360,000	495,000
Hungary Government International Bond:
6.38%, 3/29/2021	35,000	36,750
7.63%, 3/29/2041	20,000	21,590
Japan Finance Corp. 1.50%, 7/6/2012	150,000	151,514
Japan Finance Organization for Municipalities 4.00%, 1/13/2021	100,000	102,226
Panama Government International Bond:
5.20%, 1/30/2020 (e)	50,000	54,625
6.70%, 1/26/2036 (e)	50,000	59,250
Province of Ontario:
2.30%, 5/10/2016	300,000	301,676
4.10%, 6/16/2014	300,000	325,133
Province of Quebec 7.50%, 9/15/2029	455,000	607,017
Republic of Italy 6.88%, 9/27/2023	200,000	232,234
Republic of Korea 5.75%, 4/16/2014	100,000	110,213
Republic of Peru 7.13%, 3/30/2019	100,000	120,000
Republic of South Africa 5.50%, 3/9/2020	100,000	109,450
United Mexican States 5.63%, 1/15/2017	880,000	998,800

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $4,196,123)		4,382,035

U.S. GOVERNMENT AGENCY MBS TBA — 31.9%
Fannie Mae
3.50%, 15yr TBA	2,250,000	2,291,484
3.50%, 30yr TBA	1,000,000	956,875
4.00%, 30yr TBA	6,000,000	6,001,875
4.50%, 15yr TBA	1,500,000	1,590,469
4.50%, 30yr TBA	7,000,000	7,243,906
5.00%, 15yr TBA	2,000,000	2,145,625
5.50%, 30yr TBA	11,000,000	11,898,906
6.00%, 30yr TBA	2,250,000	2,471,836
6.50%, 30yr TBA	2,000,000	2,264,687
Freddie Mac
4.00%, 15yr TBA	3,500,000	3,642,734
4.00%, 30yr TBA	1,300,000	1,299,188
4.50%, 15yr TBA	2,000,000	2,116,250
4.50%, 30yr TBA	5,000,000	5,166,602
5.00%, 30yr TBA	10,500,000	11,139,844
5.50%, 15yr TBA	1,000,000	1,080,625
6.00%, 30yr TBA	4,000,000	4,393,125
Ginnie Mae
4.00%, 30yr TBA	2,000,000	2,039,375
4.50%, 30yr TBA	4,800,000	5,070,000
5.00%, 30yr TBA	4,600,000	4,985,969
5.50%, 30yr TBA	2,200,000	2,422,750
6.00%, 30yr TBA	1,200,000	1,338,000
6.50%, 30yr TBA	1,000,000	1,136,406

TOTAL U.S. GOVERNMENT AGENCY MBS TBA —
(Cost $82,329,833)		82,696,531

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.3%
Fannie Mae
2.50%, 5/15/2014 (a)	1,435,000	1,498,732
4.50%, 10/1/2040	1,509,820	1,564,494
5.00%, 5/11/2017 (a)	510,000	583,654
6.00%, 6/1/2017	352,599	383,715
7.13%, 1/15/2030	525,000	697,705
Federal Farm Credit Bank 1.88%, 12/7/2012	775,000	791,537
Federal Home Loan Bank
0.70%, 5/22/2013	100,000	100,010
0.80%, 11/18/2013	100,000	99,791
0.88%, 12/27/2013	250,000	250,694
1.05%, 11/25/2013	100,000	100,083
1.10%, 12/6/2013	100,000	99,975
2.00%, 12/9/2014	100,000	100,591
4.75%, 12/16/2016	500,000	567,980
5.00%, 11/17/2017	300,000	344,988
5.13%, 8/14/2013 (a)	1,510,000	1,653,237
Federal Home Loan Mortgage Corp.
0.38%, 11/30/2012 (a)	500,000	499,991
0.75%, 11/23/2012	100,000	100,057
0.78%, 6/7/2013	100,000	99,946
1.00%, 5/24/2013	100,000	100,095
1.00%, 12/9/2013	100,000	100,001
1.00%, 12/9/2013	100,000	99,892
1.05%, 12/9/2013	100,000	99,992
1.25%, 7/25/2013	50,000	50,027
1.38%, 2/3/2014	200,000	200,200
1.50%, 2/11/2014	100,000	100,141
1.50%, 11/25/2014	100,000	99,969
1.50%, 7/13/2015	100,000	99,100
1.63%, 12/9/2014	100,000	100,097
3.50%, 5/29/2013	1,000,000	1,056,090
4.13%, 9/27/2013 (a)	500,000	538,325
4.38%, 7/17/2015	500,000	555,239
6.75%, 3/15/2031	200,000	256,876
Federal National Mortgage Association
0.50%, 10/30/2012	500,000	500,903
1.00%, 11/29/2013	100,000	100,029
1.00%, 4/25/2014	100,000	99,644
1.13%, 7/30/2012	500,000	504,587
1.13%, 10/8/2013 (a)	100,000	100,848
1.25%, 7/29/2013	100,000	100,080

See accompanying notes to financial statements.

137

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

1.40%, 1/6/2014	$100,000	$100,000
1.45%, 1/24/2014	100,000	100,505
1.50%, 2/25/2014 (a)	100,000	100,167
1.50%, 11/23/2015	100,000	98,661
1.55%, 1/27/2014	50,000	50,296
1.55%, 10/27/2015	100,000	98,595
1.75%, 5/7/2013 (a)	500,000	511,426
1.75%, 7/14/2014	50,000	50,040
2.25%, 6/6/2016	100,000	100,068
2.35%, 9/23/2016	100,000	99,968
2.63%, 11/20/2014	300,000	314,176
Freddie Mac 5.00%, 4/18/2017 (a)	723,000	828,109
Ginnie Mae
4.00%, 6/15/2040	240,869	246,076
4.50%, 7/15/2039	1,310,519	1,389,566
Tennessee Valley Authority
3.88%, 2/15/2021	65,000	66,780
4.75%, 8/1/2013	100,000	108,439
5.25%, 9/15/2039	200,000	212,237

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS —
(Cost $18,458,359)		18,874,424

U.S. TREASURY OBLIGATIONS — 32.0%
Treasury Bonds
3.88%, 8/15/2040 (a)	800,000	732,720
4.38%, 5/15/2040 (a)	3,050,000	3,049,085
4.38%, 5/15/2041	600,000	599,154
4.50%, 8/15/2039 (a)	2,300,000	2,352,141
4.75%, 2/15/2041	250,000	265,772
5.38%, 2/15/2031	1,100,000	1,289,310
6.25%, 5/15/2030	500,000	645,255
6.50%, 11/15/2026	300,000	391,935
6.88%, 8/15/2025 (a)	750,000	1,008,255
7.13%, 2/15/2023 (a)	500,000	677,370
7.50%, 11/15/2016	515,000	664,474
8.75%, 8/15/2020 (a)	1,130,000	1,656,173
8.88%, 8/15/2017 (a)	713,000	991,020
Treasury Notes
0.38%, 8/31/2012	500,000	500,645
0.38%, 10/31/2012	3,000,000	3,002,940
0.50%, 5/31/2013 (a)	2,000,000	2,001,880
0.50%, 11/15/2013	2,000,000	1,995,320
0.63%, 2/28/2013	1,800,000	1,807,002
1.25%, 2/15/2014	1,500,000	1,522,035
1.38%, 9/15/2012	1,000,000	1,013,130
1.38%, 1/15/2013	5,500,000	5,556,584
1.38%, 5/15/2013	3,800,000	3,866,158
1.88%, 6/30/2015	1,750,000	1,791,055
1.88%, 9/30/2017 (a)	1,500,000	1,466,580
2.13%, 12/31/2015 (a)	1,500,000	1,539,840
2.38%, 10/31/2014 (a)	4,555,000	4,763,756
2.63%, 2/29/2016	1,500,000	1,570,200
2.63%, 4/30/2018 (a)	1,000,000	1,012,500
2.63%, 8/15/2020	3,000,000	2,903,880
2.75%, 10/31/2013 (f)	2,565,000	2,693,686
2.75%, 11/30/2016	4,380,000	4,566,676
2.75%, 5/31/2017 (a)	300,000	310,434
3.00%, 2/28/2017	1,000,000	1,052,250
3.13%, 8/31/2013	3,445,000	3,639,057
3.13%, 10/31/2016	2,000,000	2,126,060
3.13%, 5/15/2019 (f)	5,500,000	5,678,309
3.13%, 5/15/2021 (a)	1,300,000	1,296,347
3.38%, 11/15/2019	1,000,000	1,042,480
3.50%, 5/15/2020 (a)	600,000	626,394
4.00%, 11/15/2012 (a)	1,300,000	1,365,559
4.00%, 2/15/2014	2,800,000	3,041,360
4.13%, 5/15/2015	1,000,000	1,109,660
4.75%, 8/15/2017	2,425,000	2,789,211
5.13%, 5/15/2016	810,000	941,406

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $81,638,492)		82,915,058

COMMERCIAL MORTGAGE BACKED SECURITIES — 2.2%
Bank of America Commercial Mortgage, Inc. 5.80%, 6/10/2049 (c)	250,000	271,653
Bear Stearns Commercial Mortgage Securities 4.75%, 2/13/2046 (c)	550,000	587,504
GE Capital Commercial Mortgage Corp. 5.54%, 12/10/2049	400,000	429,600
Greenwich Capital Commercial Funding Corp. 4.80%, 8/10/2042 (c)	250,000	267,111
GS Mortgage Securities Corp. II:
5.40%, 8/10/2038 (c)	250,000	269,685
5.55%, 4/10/2038 (c)	250,000	271,838
JPMorgan Chase Commercial Mortgage Securities Corp.:
4.87%, 3/15/2046	250,000	260,602
4.88%, 1/12/2038 (c)	248,948	263,008
5.44%, 6/12/2047	510,000	548,193
5.81%, 6/12/2043 (c)	500,000	545,436
LB-UBS Commercial Mortgage Trust:
4.37%, 3/15/2036	450,000	471,993
5.35%, 6/15/2029 (c)	197,126	203,726
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 8/12/2048	400,000	422,746
Morgan Stanley Capital I:
5.51%, 11/12/2049 (c)	475,000	520,325
5.61%, 4/15/2049	178,540	180,768
Wachovia Bank Commercial Mortgage Trust 4.96%, 11/15/2035 (c)	250,000	265,350

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES —
(Cost $4,481,868)		5,779,538

ASSET BACKED — 0.3%
AUTOMOBILES — 0.0% (b)
USAA Auto Owner Trust 2.53%, 7/15/2015	40,000	41,001

See accompanying notes to financial statements.

138

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

CREDIT CARD RECEIVABLES — 0.3%
Capital One Multi-Asset Execution Trust 5.05%, 2/15/2016	$245,000	$262,835
Citibank Credit Card Issuance Trust::
4.90%, 6/23/2016	200,000	220,381
5.35%, 2/7/2020	295,000	334,896

		818,112

TOTAL ASSET BACKED —
(Cost $784,457)		859,113

MUNICIPAL BONDS & NOTES — 0.7%
CALIFORNIA — 0.1%
California, State General Obligation:
5.95%, 4/1/2016	35,000	38,934
7.30%, 10/1/2039	200,000	221,748
San Francisco, CA, City & County Public Utilities Commission, Water Revenue 6.00%, 11/1/2040	50,000	50,585

		311,267

CONNECTICUT — 0.0% (b)
Connecticut, State General Obligation 5.09%, 10/1/2030	100,000	97,452

GEORGIA — 0.1%
Georgia, State General Obligation 4.50%, 11/1/2025	200,000	204,220

ILLINOIS — 0.1%
Illinois, State General Obligation:
4.07%, 1/1/2014	100,000	103,348
5.10%, 6/1/2033	200,000	170,144

		273,492

MASSACHUSETTS — 0.0% (b)
Massachusetts, State General Obligation 4.91%, 5/1/2029	100,000	100,129

NEW JERSEY — 0.1%
New Jersey, State Transportation Trust Revenue 6.10%, 12/15/2028	100,000	100,628
Rutgers University, Revenue 5.67%, 5/1/2040	80,000	83,837

		184,465

NEW YORK — 0.1%
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue 5.72%, 6/15/2042	65,000	67,284
New York, NY, City Transitional Finance Authority Revenue 5.51%, 8/1/2037	100,000	101,046
New York, NY, General Obligation 5.52%, 10/1/2037	85,000	84,652

		252,982

OHIO — 0.0% (b)
Ohio State University 4.91%, 6/1/2040	100,000	95,010

PENNSYLVANIA — 0.1%
Pennsylvania, Public School Building Authority Revenue 5.00%, 9/15/2027	100,000	94,491
Pennsylvania, Turnpike Commission Revenue 5.51%, 12/1/2045	75,000	71,892

		166,383

TEXAS — 0.1%
Texas, State Transportation Commission, Revenue Series B 5.18%, 4/1/2030	100,000	102,420

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $1,770,707)		1,787,820

	Shares
SHORT TERM INVESTMENTS — 39.2%
MONEY MARKET FUNDS — 39.2%
State Street Institutional Liquid Reserves Fund 0.15% (f)(g)(h)	82,330,487	82,330,487
State Street Navigator Securities Lending Prime Portfolio (g)(i)	19,466,516	19,466,516

TOTAL SHORT TERM INVESTMENTS — (j)
(Cost $101,797,003)		101,797,003

TOTAL INVESTMENTS — 137.5% (k)
(Cost $350,183,193)		356,652,315
OTHER ASSETS & LIABILITIES — (37.5)%		(97,213,839)

NET ASSETS — 100.0%		$259,438,476

See accompanying notes to financial statements.

139

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Variable rate security. Rate shown is rate in effect at June 30, 2011. Maturity date disclosed is the ultimate maturity.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.4% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(f)	Security, or a portion of the security has been designated as collateral for TBA securities.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
(i)	Investments of cash collateral for securities loaned.
(j)	Value is determined based on Level 1 inputs. (Note 2)
(k)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
REIT = Real Estate Investment Trust
TBA = To Be Announced

See accompanying notes to financial statements.

140

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 98.7%
ALABAMA — 0.4%
Alabama, Auburn University, General Fee Revenue 5.00%, 6/1/2038 (a)	$2,200,000	$2,234,716
Alabama, Public School & College Authority Revenue 5.00%, 12/1/2023	1,500,000	1,639,710

		3,874,426

ALASKA — 0.3%
Alaska, State General Obligation Series A 5.00%, 8/1/2024	2,580,000	2,898,166

ARIZONA — 3.1%
Arizona, Salt River Project, Agricultural Improvement & Power District:
Series A 5.00%, 1/1/2016	500,000	577,530
Series A 5.00%, 1/1/2027	500,000	531,250
Series A 5.00%, 1/1/2033	5,000,000	5,179,850
Arizona, State Transportation Board, Excise Tax Revenue 5.00%, 7/1/2021	1,500,000	1,658,070
Arizona, State Transportation Board, Highway Revenue Series A 5.00%, 7/1/2028	7,145,000	7,585,632
Chandler, AZ, General Obligation 4.25%, 7/1/2026	5,000,000	5,133,800
Maricopa County, AZ, Community College District, General Obligation Series C 3.00%, 7/1/2022	2,000,000	1,955,920
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, Senior Lien 5.50%, 7/1/2019	1,000,000	1,157,190
Phoenix, AZ, General Obligation Series A 5.00%, 7/1/2017	1,000,000	1,158,670
Pima County, AZ, Industrial Development Authority, Lease Revenue 5.00%, 9/1/2039	2,000,000	1,820,340

		26,758,252

CALIFORNIA — 11.6%
Anaheim, CA, Public Financing Authority Revenue 4.50%, 10/1/2037 (a)	4,000,000	3,626,120
Azusa, CA, Public Financing Authority Revenue 5.00%, 7/1/2039 (a)	1,200,000	1,198,200
California, State Department of Water Resources, Revenue:
Series L 5.00%, 5/1/2020	10,000,000	11,665,800
Series AG 5.00%, 12/1/2025	5,760,000	6,331,277
California, State University Revenue:
Series D 4.50%, 11/1/2037 (a)	3,120,000	2,732,371
Series A 4.50%, 11/1/2044 (a)	6,090,000	5,126,136
Series A 5.00%, 11/1/2033	3,500,000	3,389,960
Series A 5.00%, 11/1/2037 (a)	1,000,000	948,100
Eastern Municipal Water District, CA, Water & Sewer Revenue Series H 5.00%, 7/1/2033	4,035,000	4,051,503
Foothill-De Anza, CA, Community College District, General Obligation Series B 5.00%, 8/1/2027 (a)	2,475,000	2,584,073
Los Angeles, CA, Community College District, General Obligation:
Series A 5.00%, 8/1/2027	1,000,000	1,048,990
Series A 5.00%, 8/1/2032 (a)	1,345,000	1,394,052
Los Angeles, CA, Unified School District:
Series B 4.75%, 7/1/2019 (a)	3,085,000	3,330,319
Series B 5.00%, 7/1/2016 (a)	1,500,000	1,713,300
5.00%, 7/1/2018	330,000	375,326
Series H 5.00%, 7/1/2021 (a)	2,695,000	2,905,560
Los Angeles, CA, Wastewater System Revenue:
Series A 5.00%, 6/1/2029	1,000,000	1,039,640
5.00%, 6/1/2039	1,845,000	1,854,483
Los Rios, CA, Community College District Election of 2008 Series A 5.00%, 8/1/2035	5,000,000	5,036,100
Metropolitan Water District of Southern California, Waterworks Revenue Series A 5.00%, 1/1/2029	4,900,000	5,224,086
Oakland, CA, Joint Powers Financing Authority Lease Revenue Series B 5.00%, 8/1/2022 (a)	2,105,000	2,151,436
Palomar, CA, Community College District Series A 4.75%, 5/1/2032 (a)	3,000,000	2,968,500
Sacramento, CA, Municipal Utility District Revenue Series U 5.00%, 8/15/2024 (a)	2,500,000	2,621,700
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue Series A 5.25%, 5/15/2039	1,000,000	1,026,470
San Diego, CA, Unified School District Series A Zero Coupon, 7/1/2025 (b)	485,000	218,299
San Diego, CA, Unified School District Election of 2008 Series A Zero Coupon, 7/1/2028 (b)	2,000,000	731,480
San Francisco, CA, Bay Area Rapid Transit District Series B 5.00%, 8/1/2032	1,600,000	1,660,960
San Francisco, CA, Bay Area Rapid Transit District Revenue Series B 5.00%, 8/1/2022	1,500,000	1,650,450
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue 5.13%, 4/1/2047	655,000	658,092
San Francisco, CA, City & County Public Utilities Commission, Water Revenue 5.00%, 6/15/2027	500,000	511,280

See accompanying notes to financial statements.

141

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

San Francisco, CA, Community College District, General Obligation Series B 5.00%, 6/15/2028 (a)	$5,225,000	$5,303,271
San Francisco, CA, Unified School District, General Obligation Series A 3.00%, 6/15/2027 (a)	1,000,000	794,380
San Joaquin County, CA, Transportation Authority, Sales Tax Revenue Series A 5.50%, 3/1/2041	4,700,000	4,794,893
University of California, Revenue:
Series J 4.50%, 5/15/2031 (a)	4,305,000	4,119,325
Series J 4.50%, 5/15/2035 (a)	3,000,000	2,715,900
Series S 5.00%, 5/15/2040	1,000,000	993,890
University of Southern California, Educational Facilities Authority, Revenue Series A 4.50%, 10/1/2033	1,000,000	964,500
West Valley-Mission Community College District, CA, Election 2004-A 5.00%, 8/1/2030 (a)	2,000,000	2,056,680

		101,516,902

COLORADO — 0.6%
City & County of Denver Co. 5.25%, 8/1/2018	325,000	391,216
Douglas County, CO, School District, General Obligation Series B 5.00%, 12/15/2019	2,000,000	2,380,580
Platte River, CO, Power Authority Revenue:
Series HH 5.00%, 6/1/2024	1,255,000	1,369,456
Series HH 5.00%, 6/1/2029	1,000,000	1,056,040

		5,197,292

CONNECTICUT — 2.6%
Connecticut, State General Obligation:
Series B 5.00%, 4/15/2012	5,000,000	5,183,350
5.00%, 12/1/2020	7,500,000	8,691,075
5.00%, 12/1/2021	7,500,000	8,600,625

		22,475,050

DELAWARE — 0.4%
Delaware, State General Obligation 5.00%, 3/1/2013	1,000,000	1,075,870
New Castle County, DE, General Obligation Series A 5.00%, 7/15/2039	2,500,000	2,594,350

		3,670,220

DISTRICT OF COLUMBIA — 1.2%
District of Columbia, Water & Sewer Authority, Public Utility Revenue Series A 5.50%, 10/1/2039	5,000,000	5,427,600
Metropolitan Washington, DC, Airport Authority System Revenue Series C 5.00%, 10/1/2028	5,000,000	5,205,900

		10,633,500

FLORIDA — 5.3%
Florida, Hurricane Catastrophe Fund Financing Revenue Series A 5.00%, 7/1/2014	1,045,000	1,136,061
Florida, State Board of Education, Capital Outlay:
Series B 5.00%, 6/1/2015	2,600,000	2,975,570
Series A 5.00%, 6/1/2016	1,215,000	1,406,545
Series A 5.00%, 6/1/2017	5,000,000	5,825,100
Series A 5.00%, 6/1/2018	4,000,000	4,668,920
Series D 5.00%, 6/1/2024	7,550,000	8,311,644
Florida, State Board of Education, General Obligation 5.00%, 6/1/2037	1,000,000	1,021,010
Florida, Water Pollution Control Financing Revenue Series A 5.00%, 7/15/2013	2,575,000	2,807,084
JEA, FL, Bulk Power Supply System Revenue, Scherer 4 Project Series A 5.63%, 10/1/2033	5,000,000	5,123,500
Miami-Dade County, FL, General Obligation:
4.75%, 7/1/2034	1,675,000	1,638,301
5.00%, 10/1/2023 (a)	500,000	524,070
5.00%, 7/1/2031	1,980,000	2,024,570
6.00%, 10/1/2023	1,270,000	1,466,939
Miami-Dade County, FL, School Board General Obligation Series B 4.00%, 5/1/2017 (a)	1,000,000	1,063,550
Orlando Utilities Commission 5.00%, 10/1/2029	1,400,000	1,460,074
Palm Beach County, FL, Public Improvement Revenue 5.00%, 5/1/2038	5,000,000	5,142,150

		46,595,088

GEORGIA — 3.7%
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue Series B 5.00%, 7/1/2037 (a)	6,875,000	6,835,331
Augusta, GA, Water & Sewer Revenue 5.00%, 10/1/2014 (a)	1,085,000	1,218,412
County of Douglas GA 5.00%, 8/1/2016	4,000,000	4,685,160
Georgia, State Environmental Loan Acquisition Corp. Revenue 5.13%, 3/15/2031	5,000,000	5,136,100
Georgia, State General Obligation:
Series B 5.00%, 4/1/2012	2,000,000	2,070,880
Series B 5.00%, 7/1/2022	4,500,000	5,112,000
Series B 5.00%, 7/1/2024	1,145,000	1,285,297
Gwinnett County, GA, School District, General Obligation 5.00%, 2/1/2019	5,380,000	6,351,036

		32,694,216

HAWAII — 0.1%
Hawaii, State General Obligation Series DJ 5.00%, 4/1/2023 (a)	1,090,000	1,190,825

See accompanying notes to financial statements.

142

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

ILLINOIS — 3.4%
Chicago, IL, General Obligation Series A 5.25%, 1/1/2037	$5,000,000	$4,876,500
Chicago, IL, Metropolitan Water Reclamation District Series A 5.00%, 12/1/2020	600,000	684,990
Chicago, IL, O’Hare International Airport Revenue Series A 5.00%, 1/1/2038 (a)	1,500,000	1,450,830
Chicago, IL, Water Revenue 5.25%, 11/1/2038	2,500,000	2,505,825
Cook County, IL, General Obligation Series A 5.25%, 11/15/2033	8,520,000	8,658,024
Illinois State Toll Highway Authority 5.00%, 1/1/2028	1,300,000	1,317,940
Illinois, State General Obligation 5.00%, 1/1/2015 (a)	955,000	1,036,222
Illinois, University of Chicago, Finance Authority Revenue Series B 6.25%, 7/1/2038	5,000,000	5,481,850
Kendall, Kane, & Will Counties, IL, School District No. 308, General Obligation Zero Coupon, 2/1/2022 (a)(b)	5,000,000	2,855,800
Southwestern Illinois, Development Authority Revenue Zero Coupon, 12/1/2021 (a)(b)	1,125,000	677,149

		29,545,130

INDIANA — 1.6%
Indiana, State Finance Authority, Highway Revenue:
Series A 4.50%, 12/1/2020 (a)	1,000,000	1,060,440
Series A 4.50%, 6/1/2027 (a)	8,000,000	8,134,000
Indiana, State Finance Authority, Lease Revenue Series A-1 5.00%, 11/1/2015	3,000,000	3,386,490
Indiana, State Finance Authority, State Revolving Fund Program Revenue Series B 5.00%, 2/1/2018	920,000	1,051,726

		13,632,656

KENTUCKY — 0.7%
Kentucky, State Property & Buildings Commission Revenue:
5.00%, 11/1/2017 (a)	450,000	519,066
Series A 5.00%, 11/1/2017	375,000	432,555
5.00%, 11/1/2018	1,000,000	1,147,500
5.00%, 8/1/2020	2,475,000	2,800,338
Kentucky, State Turnpike Authority, Economic Development Road Revenue Series A 5.00%, 7/1/2028	1,475,000	1,536,729

		6,436,188

LOUISIANA — 0.1%
Louisiana, State Gas & Fuels Tax Revenue Series B 5.00%, 5/1/2025	1,000,000	1,090,720

MARYLAND — 1.5%
Howard County, MD, General Obligation Series B 5.00%, 8/15/2017	4,745,000	5,640,666
Maryland, State Department of Transportation, Highway Revenue 5.00%, 2/15/2017	1,925,000	2,253,290
Maryland, State Department of Transportation, Revenue 5.00%, 2/15/2015	1,500,000	1,706,955
Maryland, State General Obligation Series C 5.00%, 3/1/2017	2,900,000	3,423,943

		13,024,854

MASSACHUSETTS — 2.2%
Massachusetts, State General Obligation:
Series C 3.00%, 1/1/2014	4,130,000	4,352,153
Series A 5.00%, 3/1/2025	965,000	1,051,252
Series B 5.00%, 8/1/2025	5,000,000	5,508,950
Massachusetts, State Health & Educational Facilities Authority, Revenue Series A 5.50%, 11/15/2036	2,000,000	2,170,920
Massachusetts, State Port Authority Revenue 5.00%, 7/1/2040	405,000	407,033
Massachusetts, State School Building Authority Revenue Series A 4.35%, 8/15/2025	3,580,000	3,708,056
Massachusetts, State Water Pollution Abatement Trust 5.25%, 8/1/2033	2,000,000	2,269,000

		19,467,364

MICHIGAN — 0.8%
Michigan, Municipal Bond Authority Revenue:
4.63%, 10/1/2025	3,000,000	3,148,020
5.00%, 10/1/2029	2,905,000	3,076,656
Michigan, State Grant Anticipation Revenue 5.25%, 9/15/2021 (a)	450,000	491,639

		6,716,315

MINNESOTA — 1.2%
Minnesota, State General Obligation:
5.00%, 6/1/2015	1,090,000	1,256,465
5.00%, 11/1/2016	1,820,000	2,157,792
5.00%, 6/1/2018	1,160,000	1,327,562
Series D 5.00%, 8/1/2018	2,000,000	2,383,520
University of Minnesota, Revenue Series A 5.00%, 12/1/2018	2,750,000	3,228,170

		10,353,509

MISSISSIPPI — 0.1%
Mississippi, State General Obligation Series B 5.00%, 12/1/2013	1,000,000	1,102,020

See accompanying notes to financial statements.

143

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

MISSOURI — 1.2%
Missouri, State Highways & Transit Commission, State Road Revenue, First Lien Series B 5.00%, 5/1/2024	$4,600,000	$5,024,902
Missouri, State Highways & Transit Commission, State Road Revenue, Second Lien:
5.25%, 5/1/2019	4,000,000	4,658,120
5.25%, 5/1/2020	1,000,000	1,153,900

		10,836,922

NEVADA — 1.4%
Clark County, NV, General Obligation:
4.75%, 6/1/2025 (a)	1,735,000	1,761,441
5.00%, 11/1/2020 (a)	1,000,000	1,075,700
5.00%, 6/1/2026	390,000	405,432
Clark County, NV, School District, General Obligation Series B 4.50%, 6/15/2016 (a)	1,010,000	1,121,201
Las Vegas Valley, NV, Water District, General Obligation:
Series B 5.00%, 6/1/2015	1,500,000	1,729,080
Series A 5.00%, 2/1/2033	350,000	354,088
Las Vegas, NV, General Obligation 6.00%, 4/1/2039	4,265,000	4,555,191
Nevada, State Highway Improvement Revenue 5.00%, 12/1/2017 (a)	1,000,000	1,113,280

		12,115,413

NEW JERSEY — 3.8%
New Jersey, Environmental Infrastructure Trust Revenue:
Series A 4.00%, 9/1/2022	3,200,000	3,379,168
4.00%, 9/1/2027	2,520,000	2,516,926
New Jersey, State Economic Development Authority School Facilities Construction:
Series DD-1 5.00%, 12/15/2016	2,000,000	2,230,240
Series DD-1 5.00%, 12/15/2017	5,500,000	6,068,700
New Jersey, State General Obligation:
5.00%, 6/15/2017	1,020,000	1,100,284
5.00%, 6/1/2019	9,565,000	10,959,768
New Jersey, State Higher Education Assistance Authority Revenue Series 1A 5.00%, 12/1/2017	1,410,000	1,526,974
New Jersey, State Transportation Trust Fund Authority Series A Zero Coupon, 12/15/2034 (b)	20,000,000	4,424,600
New Jersey, State Transportation Trust Fund Authority (Escrow to Maturity) Series C Zero Coupon, 12/15/2029 (a)(b)	1,545,000	509,278

		32,715,938

NEW MEXICO — 1.5%
Albuquerque, NM, Municipal School District, General Obligation Series A 4.00%, 8/1/2022	6,650,000	7,059,640
New Mexico, Severance Tax Series A-1 4.00%, 7/1/2014	2,000,000	2,121,780
New Mexico, State Finance Authority 5.00%, 6/15/2017	3,000,000	3,536,790

		12,718,210

NEW YORK — 17.3%
Erie County, NY, Fiscal Stability Authority Sales Tax Revenue Series A 5.00%, 5/15/2020	1,000,000	1,157,060
Erie County, NY, Industrial Development Agency Revenue:
Series A 5.75%, 5/1/2019 (a)	1,500,000	1,771,875
Series A 5.75%, 5/1/2021 (a)	3,000,000	3,359,160
Nassau County, NY, Sewer & Storm Water Finance Authority System, Revenue Series A 5.38%, 11/1/2028	1,275,000	1,386,907
New York & New Jersey, Port Authority Revenue:
4.25%, 7/15/2040	1,000,000	912,870
156th Series 4.75%, 11/1/2036	7,000,000	7,017,710
144th Series 5.00%, 10/1/2028	3,000,000	3,143,160
5.00%, 7/15/2039	4,500,000	4,598,325
New York, NY, City Municipal Water Finance Authority:
4.25%, 6/15/2031	3,000,000	2,925,030
4.50%, 6/15/2032	1,000,000	985,300
Series DD 4.50%, 6/15/2038	2,310,000	2,212,518
Series DD 4.63%, 6/15/2031	1,030,000	1,034,522
5.00%, 6/15/2026	3,000,000	3,264,570
5.00%, 6/15/2027	545,000	585,619
Series A 5.00%, 6/15/2038	1,000,000	1,018,480
5.00%, 6/15/2043	3,500,000	3,565,800
Series A 5.50%, 6/15/2021	500,000	577,460
New York, NY, City Transitional Finance Authority:
Series B 5.00%, 11/1/2014	1,050,000	1,184,935
Series B 5.00%, 11/1/2016	1,000,000	1,173,250
5.00%, 11/1/2020	1,000,000	1,152,610
Series C-1 5.00%, 11/1/2020	900,000	1,007,280
5.00%, 5/1/2023	865,000	961,802
Series B 5.00%, 11/1/2026	8,000,000	8,466,560
New York, NY, General Obligation:
2.00%, 8/1/2012	915,000	930,116
Series C-1 5.00%, 10/1/2012	1,400,000	1,477,168
Series C 5.00%, 8/1/2015	5,000,000	5,690,400
Series C 5.00%, 11/15/2016	5,000,000	5,841,550
Series B-1 5.25%, 9/1/2023	7,180,000	7,963,912
New York, NY, Liberty Development Corp. Revenue:
5.13%, 1/15/2044	5,750,000	5,586,010
5.63%, 1/15/2046	1,000,000	1,017,930
New York, NY, Local Government Assistance Corp. Series A 4.00%, 4/1/2024	2,200,000	2,272,028

See accompanying notes to financial statements.

144

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

New York, NY, Triborough Bridge & Tunnel Authority Revenue Series A-2 5.00%, 11/15/2029	$12,620,000	$13,285,453
New York, State Dormitory Authority Revenue:
Series B 5.00%, 7/1/2017	3,000,000	3,414,570
Series A 5.00%, 7/1/2038	3,350,000	3,371,574
New York, State Dormitory Authority, State Income Tax Revenue:
Series D 5.00%, 3/15/2016	1,800,000	2,087,010
5.00%, 7/1/2021	700,000	795,039
5.00%, 2/15/2029	750,000	798,240
New York, State Environmental Facilities Corp. Revenue:
Series A 4.50%, 6/15/2036	1,500,000	1,500,735
Series A 5.13%, 6/15/2038	1,000,000	1,028,540
New York, State General Obligation:
3.00%, 3/1/2017	4,255,000	4,495,322
4.00%, 3/1/2018	1,030,000	1,133,412
New York, State Housing Finance Agency, Personal Income Tax Revenue Series A 5.00%, 3/15/2039	2,760,000	2,830,656
New York, State Local Government Assistance Corp. Revenue Series A 5.00%, 4/1/2020	3,000,000	3,398,550
New York, State Thruway Authority, Personal Income Tax Revenue:
5.00%, 3/15/2022	6,510,000	7,453,169
Series A 5.00%, 3/15/2028	2,000,000	2,132,820
Series A 5.00%, 3/15/2029	2,000,000	2,129,820
New York, State Thruway Authority, Second General Highway & Bridge Trust Fund:
Series B 5.00%, 4/1/2019	4,440,000	5,094,412
Series A 5.00%, 4/1/2021	500,000	557,010
New York, State Urban Development Corp., Revenue:
Series A-1 5.00%, 12/15/2016	2,630,000	3,095,720
Series B 5.00%, 3/15/2020	3,000,000	3,346,560
Series B-1 5.00%, 3/15/2036	1,000,000	1,028,210
Oyster Bay, NY, General Obligation 4.00%, 8/15/2026	3,910,000	3,990,663

		151,209,402

NORTH CAROLINA — 2.8%
Charlotte, NC, General Obligation Series B 5.00%, 6/1/2022	475,000	542,820
Charlotte, NC, Water & Sewer System Revenue 5.00%, 7/1/2038	8,585,000	8,881,440
Mecklenburg County, NC, General Obligation:
Series A 4.00%, 8/1/2015	3,135,000	3,498,472
Series A 5.00%, 8/1/2015	1,000,000	1,155,650
North Carolina, Infrastructure Finance Corp., Certificates of Participation Series A 5.00%, 2/1/2020 (a)	1,275,000	1,401,442
North Carolina, State Capital Improvement Revenue Series A 4.50%, 5/1/2026	4,500,000	4,661,820
North Carolina, University of North Carolina-Chapel Hill, Revenue 5.00%, 12/1/2031	3,640,000	3,828,989

		23,970,633

OHIO — 3.1%
Columbus, OH, General Obligation:
Series A 4.00%, 6/1/2014	10,000,000	10,916,300
Series A 5.00%, 9/1/2018	1,500,000	1,731,075
Ohio, State Common Schools, General Obligation Series C 5.00%, 9/15/2015	5,000,000	5,750,050
Ohio, State General Obligation 5.00%, 8/1/2021	4,885,000	5,696,203
Ohio, University of Akron, General Receipts:
Series A 5.00%, 1/1/2033 (a)	1,000,000	1,012,690
Series B 5.25%, 1/1/2023 (a)	1,970,000	2,138,731

		27,245,049

OKLAHOMA — 0.1%
Tulsa County, OK, Educational Facilities Lease Revenue 5.50%, 9/1/2016	535,000	619,412

OREGON — 1.8%
Oregon, State Department of Transportation Revenue:
Series C 5.00%, 11/15/2015	1,500,000	1,740,615
Series A 5.00%, 11/15/2033	1,500,000	1,561,185
Portland, OR, Sewer System Revenue:
Series A 5.00%, 6/1/2015 (a)	1,730,000	1,984,898
5.00%, 3/1/2035	4,550,000	4,671,894
Salem-Keizer, OR, School District No. 24J, General Obligation:
Series B Zero Coupon, 6/15/2021 (b)	2,010,000	1,367,745
Series B Zero Coupon, 6/15/2028 (b)	9,745,000	4,348,609

		15,674,946

PENNSYLVANIA — 3.0%
Central Bucks, PA, School District 5.00%, 5/15/2023	2,500,000	2,997,850
Pennsylvania, Commonwealth Financing Authority, Revenue Series A 5.00%, 6/1/2025 (a)	685,000	717,681
Pennsylvania, State General Obligation:
Series A 4.50%, 11/1/2021	1,390,000	1,513,335
Series A 5.00%, 11/1/2013	1,000,000	1,100,700
5.00%, 3/15/2015	4,750,000	5,407,210
5.00%, 5/15/2015	1,000,000	1,144,060
5.00%, 7/1/2015	5,000,000	5,739,450
5.00%, 4/15/2021	5,000,000	5,673,850
Pennsylvania, Turnpike Commission Revenue 4.50%, 12/1/2038	300,000	273,762

See accompanying notes to financial statements.

145

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Philadelphia, PA, General Obligation Series A 5.00%, 8/1/2018 (a)	$1,870,000	$2,005,220

		26,573,118

PUERTO RICO — 0.5%
Commonwealth of Puerto Rico 5.00%, 7/1/2016 (a)	3,250,000	3,536,358
Puerto Rico, Sales Tax Financing Revenue Series A Zero Coupon, 8/1/2044 (a)(b)	4,500,000	500,940

		4,037,298

RHODE ISLAND — 0.1%
Rhode Island, State & Providence Plantations, Consolidated Capital Development Revenue:
Series A 4.00%, 10/1/2018	475,000	520,562
Series C 5.00%, 11/15/2025 (a)	600,000	633,690

		1,154,252

SOUTH CAROLINA — 1.1%
Charleston County, SC, Sales Tax Revenue 5.00%, 11/1/2018	2,000,000	2,346,680
South Carolina, State General Obligation Series A 2.00%, 4/1/2024	3,000,000	2,529,570
South Carolina, State Public Service Authority:
Series C 5.00%, 1/1/2016 (a)	1,275,000	1,469,106
Series E 5.00%, 1/1/2017	2,500,000	2,890,650

		9,236,006

TENNESSEE — 1.2%
Chattanooga, TN, Electric Revenue Series A 5.00%, 9/1/2027	3,950,000	4,235,743
Memphis, TN, Electric System Revenue 5.00%, 12/1/2018	1,500,000	1,748,655
Nashville & Davidson County, TN, Health & Educational Facilities Board Revenue:
Series A 5.00%, 10/1/2013	2,000,000	2,194,680
Series B 5.00%, 10/1/2039	1,000,000	1,039,610
Shelby County, TN, General Obligation 5.00%, 4/1/2019	1,080,000	1,269,637

		10,488,325

TEXAS — 9.5%
Dallas, TX, Area Rapid Transit, Sales Tax Revenue:
4.50%, 12/1/2027 (a)	2,000,000	2,035,440
Series A 5.00%, 12/1/2015	6,785,000	7,852,620
Eagle Mountain & Saginaw, TX, Independent School District 5.00%, 8/15/2037 (a)	6,500,000	6,699,615
Garland, TX, General Obligation 5.00%, 2/15/2023	400,000	450,904
Harris County, TX, General Obligation 5.00%, 10/1/2024	10,000,000	11,191,300
Harris County, TX, Road Revenue Series B 5.25%, 8/15/2047	3,000,000	3,062,220
Houston, TX, Airport System Revenue, Senior Lien Series A 5.50%, 7/1/2034	1,850,000	1,913,880
Houston, TX, General Obligation:
Series D 5.00%, 3/1/2017 (a)	5,000,000	5,703,750
Series A 5.00%, 3/1/2022	2,000,000	2,258,840
Houston, TX, Utility System Revenue Series A 5.25%, 11/15/2031 (a)	4,600,000	4,844,628
Hurst-Euless-Bedford, TX, Independent School District, General Obligation 5.00%, 8/15/2021	2,500,000	2,863,675
La Joya, TX, Independent School District, General Obligation 5.00%, 2/15/2034 (a)	3,300,000	3,406,590
Liberty Hill, TX, Independent School District 5.00%, 8/1/2035 (a)	1,000,000	1,038,980
San Antonio, TX, Independent School District, General Obligation 5.00%, 8/15/2025	2,000,000	2,223,940
San Antonio, TX, Water Revenue 4.50%, 5/15/2037	1,500,000	1,446,585
Texas, State General Obligation:
4.75%, 4/1/2037	1,940,000	1,949,855
Series A 5.00%, 10/1/2014	3,795,000	4,296,623
Series A 5.00%, 8/1/2024	570,000	631,777
5.00%, 4/1/2029	1,000,000	1,063,340
Texas, State Transportation Commission:
Series A 4.50%, 4/1/2030 (a)	3,000,000	3,039,180
5.00%, 4/1/2024	2,125,000	2,318,077
5.00%, 4/1/2026	2,555,000	2,735,766
Texas, State Water Development Board, Revenue, Sub Lien A-1 5.00%, 7/15/2015	5,620,000	6,473,453
University of Texas:
Series F 4.75%, 8/15/2026	790,000	826,340
5.00%, 8/15/2018	1,420,000	1,664,652
5.00%, 8/15/2018	255,000	292,182
Williamson, TX, General Obligation 5.00%, 2/15/2032	625,000	663,100

		82,947,312

UTAH — 0.5%
Utah, Transport Authority Sales Tax Revenue:
Series A 5.00%, 6/15/2028	410,000	436,416
Series A 5.00%, 6/15/2036 (a)	3,850,000	3,952,025

		4,388,441

VIRGINIA — 2.0%
Fairfax County, VA, General Obligation Series A 5.00%, 4/1/2030	450,000	495,504
Montgomery County, VA, Industrial Development Authority Revenue 5.00%, 2/1/2024	445,000	478,455
Virginia, College Building Authority, Educational Facilities Revenue 5.00%, 9/1/2022	5,945,000	6,757,622

See accompanying notes to financial statements.

146

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Virginia, State Public Building Authority, Public Facilities Revenue:
Series B 5.00%, 8/1/2017	$3,000,000	$3,547,710
Series B 5.25%, 8/1/2027	2,000,000	2,192,540
Virginia, State Resources Authority, Revenue Series B 5.00%, 11/1/2028	3,540,000	3,827,838

		17,299,669

WASHINGTON — 5.2%
Central Puget Sound, WA, Regional Transit Authority, Sales & Use Tax Revenue:
Series A 5.00%, 11/1/2032 (a)	3,000,000	3,089,850
Series A 5.00%, 11/1/2036	2,000,000	2,032,340
Energy Northwest, WA, Electric Revenue:
Series A 5.00%, 7/1/2014	1,000,000	1,120,850
Series A 5.00%, 7/1/2017	4,195,000	4,922,329
Seattle, WA, Municipal Light & Power Revenue 5.50%, 4/1/2022	1,435,000	1,654,211
Snohomish County, WA, Public Utility District No 1 3.00%, 12/1/2012	2,280,000	2,361,214
Snohomish County, WA, School District No. 201 5.25%, 12/1/2024	2,825,000	3,156,570
Washington, State General Obligation:
Series C 4.25%, 1/1/2013	1,000,000	1,055,910
Series C 5.00%, 2/1/2016	1,215,000	1,408,525
Series R 5.00%, 7/1/2016	10,000,000	11,706,900
Series C 5.00%, 1/1/2021 (a)	2,100,000	2,318,820
Series A 5.00%, 7/1/2023	900,000	984,537
Series D 5.00%, 1/1/2027	6,945,000	7,391,355
Series A 5.00%, 7/1/2032	2,000,000	2,077,460

		45,280,871

WISCONSIN — 1.7%
Milwaukee, WI, General Obligation, Promisory Notes Series N1 5.00%, 2/1/2019	11,020,000	12,851,193
Wisconsin, State General Obligation Series C 5.00%, 5/1/2014	2,000,000	2,231,320

		15,082,513

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $840,292,047)		862,466,423

	Shares
SHORT TERM INVESTMENT — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Tax Free Money Market Fund 0.00% (c)(d)(e) (Cost $623,561)	623,561	623,561

TOTAL INVESTMENTS — 98.8% (f)
(Cost $840,915,608)		863,089,984
OTHER ASSETS & LIABILITIES — 1.2%		10,365,302

NET ASSETS — 100.0%		$873,455,286

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	8.19%
	National Public Finance Guarantee Corp.	2.33%
	Assured Guaranty Corp.	1.63%
	AGM	1.39%
	Permanent School Fund Guaranteed	1.28%
	Ambac Financial Group	1.18%

(b)	Non-income producing security.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
Escrow to Maturity = Bonds bearing this description are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

See accompanying notes to financial statements.

147

SPDR Nuveen Barclays Capital California Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 98.4%
CALIFORNIA — 98.2%
Alameda County, CA, Joint Powers Authority, Lease Revenue 5.00%, 12/1/2034 (a)	$1,760,000	$1,782,035
Anaheim, CA, Public Financing Authority Revenue 4.50%, 10/1/2037 (a)	300,000	271,959
Bakersfield, CA, Certificates of Participation Zero Coupon, 4/15/2021 (b)	1,000,000	724,800
Bakersfield, CA, Wastewater Revenue Series A 5.00%, 9/15/2032 (a)	300,000	302,679
California, Bay Area Toll Authority Revenue 5.13%, 4/1/2039	125,000	126,383
California, Educational Facilities Authority Revenue Series A 5.00%, 10/1/2039	500,000	512,155
California, State Department of Water Resources:
Series M 4.00%, 5/1/2019	2,000,000	2,198,400
Series H 4.38%, 5/1/2022 (a)	1,150,000	1,225,624
Series L 5.00%, 5/1/2019	500,000	584,785
Series AE 5.00%, 12/1/2022	1,000,000	1,098,320
Series AF 5.00%, 12/1/2026	660,000	701,078
California, State Public Works Board, Lease Revenue:
5.00%, 9/1/2020 (a)	250,000	285,025
5.00%, 4/1/2034	340,000	330,966
California, State University Revenue Series A 5.00%, 11/1/2033 (a)	1,500,000	1,452,840
Chabot-Las Positas, CA, Community College District, General Obligation:
Series B Zero Coupon, 8/1/2024 (a)(b)	1,400,000	641,606
5.00%, 8/1/2031 (a)	300,000	298,860
Chaffey Community College District, CA, Election of 2002 Series C 5.00%, 6/1/2032 (a)	1,000,000	1,013,720
Desert Community College District, CA, General Obligation Series C 5.00%, 8/1/2037 (a)	300,000	293,994
Eastern Municipal Water District, CA, Water & Sewer Revenue:
Series H 5.00%, 7/1/2033	160,000	160,654
Series H 5.00%, 7/1/2035	1,000,000	987,610
El Dorado, CA, Irrigation District, Certificates of Participation Series A 6.25%, 8/1/2029 (a)	1,200,000	1,285,104
Foothill-De Anza, CA, Community College District, General Obligation Series B 5.00%, 8/1/2027 (a)	1,000,000	1,044,070
Grossmont, CA, Union High School District, Election of 2004 5.00%, 8/1/2033	1,780,000	1,765,831
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue:
5.00%, 6/1/2020	1,900,000	2,207,800
5.00%, 7/1/2026	2,450,000	2,628,188
Los Angeles, CA, Community College District, General Obligation:
Series F-1 5.00%, 8/1/2026	100,000	106,102
Series A 5.00%, 8/1/2032 (a)	1,000,000	1,036,470
Los Angeles, CA, Department of Airports Revenue:
Series A 5.00%, 5/15/2021	1,000,000	1,110,210
Series D 5.00%, 5/15/2040	1,000,000	1,003,490
Series C 5.25%, 5/15/2038	145,000	145,405
Los Angeles, CA, Department of Water & Power 5.00%, 7/1/2037 (a)	200,000	200,408
Los Angeles, CA, Harbor Department Revenue:
Series A 5.00%, 8/1/2029	1,515,000	1,582,417
Series C 5.25%, 8/1/2023	700,000	780,766
Los Angeles, CA, Unified School District, General Obligation:
Series KY 5.00%, 7/1/2015	2,325,000	2,614,695
Series F 5.00%, 1/1/2034	1,000,000	991,990
Los Angeles, CA, Wastewater System Revenue 5.00%, 6/1/2039	500,000	502,570
Los Angeles, CA, Water & Power Revenue Series A-1 5.00%, 7/1/2023 (a)	400,000	426,804
Los Angeles, CA, Water Utility, General Obligation Series A 4.00%, 9/1/2018	1,000,000	1,065,900
Los Rios, CA, Community College District Election of 2008 Series A 5.00%, 8/1/2035	340,000	342,455
Marin, CA, Community College District Election of 2004 Series B 4.75%, 8/1/2034	1,000,000	990,280
Metropolitan Water District of Southern California Series A 5.00%, 1/1/2031	850,000	898,323
Newport Mesa, CA, Unified School District Election of 2005 Zero Coupon, 8/1/2041 (b)	4,000,000	488,040
Oakland, CA, Joint Powers Financing Authority Lease Revenue Series B 5.00%, 8/1/2022 (a)	800,000	817,648
Riverside, CA, Electric Revenue Series D 5.00%, 10/1/2027 (a)	835,000	872,550
Sacramento County, CA, Sanitation District Financing Authority Revenue Series A 5.25%, 12/1/2022 (a)	535,000	632,894
Sacramento, CA, Municipal Utility District, Electric Revenue:
5.00%, 8/15/2022 (a)	550,000	586,168
Series U 5.00%, 8/15/2023 (a)	1,000,000	1,056,230

See accompanying notes to financial statements.

148

SPDR Nuveen Barclays Capital California Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

San Bernardino, CA, Community College District:
Series B Zero Coupon, 8/1/2028 (b)	$1,050,000	$364,224
Series D Zero Coupon, 8/1/2032 (b)	2,290,000	575,912
Series C 5.00%, 8/1/2031 (a)	600,000	609,906
San Diego County, CA, Water Authority Revenue, Certificates of Participation:
Series 2008-A 5.00%, 5/1/2015 (a)	200,000	225,568
Series 2008-A 5.00%, 5/1/2018 (a)	200,000	228,068
San Diego, CA, Community College District 5.00%, 8/1/2032 (a)	1,000,000	1,005,160
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue Series A 5.25%, 5/15/2039	500,000	513,235
San Diego, CA, Public Facilities Financing Authority, Water Revenue 5.00%, 8/1/2024	1,000,000	1,097,740
San Diego, CA, Unified School District Election of 1998:
Series G-1 4.50%, 7/1/2029 (a)	980,000	944,838
Series F-1 5.25%, 7/1/2028 (a)	660,000	700,550
San Diego, CA, Unified School District Election of 2008 Series A Zero Coupon, 7/1/2028 (b)	3,000,000	1,097,220
San Francisco, CA, Bay Area Rapid Transit District Revenue:
4.25%, 7/1/2033 (a)	1,000,000	912,610
Series B 5.00%, 8/1/2022	500,000	550,150
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue Series F 5.00%, 4/1/2015	205,000	232,650
San Francisco, CA, City & County Public Utilities Commission, Water Revenue Series D 5.00%, 11/1/2015	1,000,000	1,140,880
San Francisco, CA, City & County Unified School District Election of 2006 Series B 5.25%, 6/15/2022	800,000	895,144
San Joaquin County, CA, Transportation Authority, Sales Tax Revenue:
Series A 5.00%, 3/1/2027	1,000,000	1,045,120
Series A 5.50%, 3/1/2041	300,000	306,057
San Juan, CA, Public Power Agency Project Revenue Series L 5.00%, 7/1/2022 (a)	100,000	106,481
San Marcos, CA, Schools Financing Authority, Lease Revenue:
Zero Coupon, 8/15/2031 (a)(b)	1,000,000	280,640
Zero Coupon, 8/15/2034 (a)(b)	1,110,000	242,613
San Marcos, CA, Unified School District Election of 2010 Series A 5.00%, 8/1/2038	1,000,000	969,670
San Mateo County, CA, Community College District Series B 5.00%, 9/1/2031	315,000	320,415
San Mateo, CA, Unified High School District, General Obligation Series C Zero Coupon, 9/1/2027 (a)(b)	2,535,000	978,637
San Ramon Valley, CA, Unified School District Election of 2002 5.00%, 8/1/2025 (a)	250,000	262,650
Santa Clara County, CA, Financing Authority, Lease Revenue:
Series L 5.00%, 5/15/2028	750,000	764,783
Series L 5.25%, 5/15/2036	1,000,000	990,340
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue Series A 5.00%, 4/1/2036 (a)	500,000	504,675
Santa Clara Valley, CA, Water District, Certificates of Participation:
Series A 5.00%, 2/1/2030	200,000	206,462
Series A 5.00%, 6/1/2037 (a)	500,000	502,260
Southern California Public Power Authority:
5.00%, 7/1/2022	1,000,000	1,110,720
5.00%, 7/1/2030	1,500,000	1,553,805
Stanford University, Educational Facilities Authority Revenue:
Series T-4 5.00%, 3/15/2014	450,000	501,885
Series T-1 5.00%, 3/15/2039	350,000	383,999
Sweetwater, CA, Union High School District Election of 2006 Series A 5.00%, 8/1/2038 (a)	565,000	560,836
University of California, Revenue:
Series E 4.00%, 5/15/2019	2,010,000	2,198,317
Series J 4.50%, 5/15/2035 (a)	2,000,000	1,810,600
Series K 5.00%, 5/15/2020 (a)	250,000	275,895
Series Q 5.25%, 5/15/2023	1,000,000	1,101,200
University of Southern California, Educational Facilities Authority, Revenue:
Series A 4.50%, 10/1/2033	840,000	810,180
Series A 4.75%, 10/1/2037	740,000	719,398
Yosemite, CA, Community College District, General Obligation Zero Coupon, 8/1/2042 (b)	500,000	120,680

		71,898,474

PUERTO RICO — 0.2%
Puerto Rico, Sales Tax Financing Revenue Series A Zero Coupon, 8/1/2044 (a)(b)	1,500,000	166,980

		166,980

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $71,515,176)		72,065,454

See accompanying notes to financial statements.

149

SPDR Nuveen Barclays Capital California Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value
SHORT TERM INVESTMENT — 1.7%
MONEY MARKET FUND — 1.7%
State Street Institutional Tax Free Money Market Fund 0.00% (c)(d)(e) (Cost $1,235,075)	1,235,075	$1,235,075

TOTAL INVESTMENTS — 100.1% (f)
(Cost $72,750,251)		73,300,529
OTHER ASSETS & LIABILITIES — (0.1)%		(74,784)

NET ASSETS — 100.0%		$73,225,745

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	20.76%
	National Public Finance Guarantee Corp.	7.41%
	Ambac Financial Group	4.26%
	Assured Guaranty Corp.	1.76%
	Assured Guaranty Corp.	1.12%

(b)	Non-income producing security.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

150

SPDR Nuveen Barclays Capital New York Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 94.9%
NEW YORK — 92.0%
Albany County, NY, Airport Authority Revenue Series A 4.00%, 12/15/2024 (a)	$300,000	$287,619
Erie County, NY, Industrial Development Agency Revenue Series A 5.75%, 5/1/2024 (a)	500,000	548,805
Nassau County, NY, General Obligation:
Series C 5.00%, 7/1/2015 (a)	500,000	557,195
5.00%, 7/1/2022 (a)	100,000	108,579
Series C 5.13%, 10/1/2035 (a)	100,000	101,706
Nassau County, NY, Interim Finance Authority Revenue:
Series A 3.00%, 11/15/2014	400,000	427,036
5.00%, 11/15/2014	100,000	113,354
Nassau County, NY, Sewer & Storm Water Finance Authority System, Revenue Series A 5.38%, 11/1/2028	400,000	435,108
New York & New Jersey, Port Authority Revenue:
4.25%, 7/15/2040	500,000	456,435
5.00%, 7/15/2022	100,000	110,251
5.00%, 7/15/2039	500,000	510,925
New York City, NY, Cultural Resource Revenue, Museum of Modern Art Series A-1 5.00%, 4/1/2031	300,000	311,031
New York, NY, City Transitional Finance Authority Revenue:
3.20%, 11/1/2018	140,000	146,324
Series B 5.00%, 11/1/2015	200,000	231,438
5.00%, 11/1/2017	500,000	587,645
5.00%, 11/1/2018	200,000	235,148
Series C-1 5.00%, 11/1/2018	100,000	116,624
5.00%, 1/15/2026	200,000	209,966
5.50%, 1/15/2033	500,000	527,370
New York, NY, General Obligation:
Series A 3.00%, 8/1/2017	200,000	209,390
Series K 5.00%, 8/1/2013	200,000	217,638
5.00%, 8/1/2021	300,000	341,958
5.00%, 8/1/2024	400,000	437,148
5.00%, 8/1/2025	155,000	166,038
New York, NY, Liberty Development Corp. Revenue 5.13%, 1/15/2044	500,000	485,740
New York, NY, Municipal Water Finance Authority Revenue:
Series DD 4.75%, 6/15/2035	100,000	100,151
5.00%, 6/15/2032	1,000,000	1,043,770
Series GG-2 5.00%, 6/15/2035	100,000	101,834
Series DD 5.25%, 6/15/2024	200,000	218,692
5.38%, 6/15/2043	370,000	391,168
Series A 5.63%, 6/15/2024	130,000	147,490
New York, State Dormitory Authority Revenue:
Series C-1 4.00%, 1/15/2022	500,000	503,590
Series A 5.00%, 7/1/2038	650,000	654,186
New York, State Dormitory Authority Revenue, Columbia University 5.00%, 7/1/2038	250,000	259,850
New York, State Dormitory Authority Revenue, Cornell University:
Series A 5.00%, 7/1/2034	355,000	368,969
Series A 5.00%, 7/1/2039	300,000	308,952
New York, State Dormitory Authority Revenue, Fordham University:
4.25%, 7/1/2039	150,000	134,186
5.00%, 3/15/2017	100,000	116,881
5.00%, 10/1/2019 (a)	125,000	138,999
Series B 5.00%, 7/1/2033 (a)	500,000	506,465
New York, State Dormitory Authority Revenue, New York University Series A 5.00%, 7/1/2029	240,000	249,898
New York, State Dormitory Authority Revenue, Non State Supported Debt 5.00%, 1/1/2019	250,000	281,340
New York, State Dormitory Authority Revenue, School Districts Series C 5.00%, 10/1/2031 (a)	600,000	612,546
New York, State Dormitory Authority, State Personal Income Tax Revenue:
Series B 5.00%, 2/15/2018	125,000	146,583
Series C 5.00%, 12/15/2020	500,000	552,765
Series B 5.00%, 3/15/2028	260,000	278,299
New York, State Environmental Facilities Corp. Revenue:
5.00%, 6/15/2041	250,000	257,497
Series A 5.25%, 12/15/2026	200,000	219,048
New York, State Housing Finance Agency, Personal Income Tax Revenue Series A 5.00%, 3/15/2039	550,000	564,080
New York, State Local Government Assistance Corp. Revenue:
Series C 5.00%, 4/1/2018	200,000	233,920
5.00%, 4/1/2019	580,000	667,806
Series A 5.00%, 4/1/2020	435,000	492,790
New York, State Municipal Bond Bank Agency Series C-1 5.00%, 2/15/2016 (a)	200,000	223,572
New York, State Power Authority:
Series A 4.50%, 11/15/2047 (a)	500,000	464,580
Series C 5.00%, 11/15/2020 (a)	250,000	279,200
New York, State Thruway Authority, General Revenue Series B 5.00%, 4/1/2027	300,000	314,706
New York, State Thruway Authority, Personal Income Tax Revenue 5.00%, 3/15/2018	250,000	293,497
New York, State Thruway Authority, Second General Highway & Bridge Trust:
Series A-1 5.00%, 4/1/2021	300,000	345,939
Series B 5.00%, 4/1/2028	250,000	263,470
Series B 5.00%, 4/1/2029	300,000	315,492

See accompanying notes to financial statements.

151

SPDR Nuveen Barclays Capital New York Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

New York, State Urban Development Corp. Revenue:
5.00%, 12/15/2017	$200,000	$235,960
Series A-1 5.00%, 12/15/2027	250,000	266,257
New York, Triborough Bridge & Tunnel Authority Revenue:
Series A-1 4.00%, 11/15/2038	200,000	209,240
5.00%, 11/15/2027	145,000	153,062
Oyster Bay, NY, General Obligation 4.00%, 8/15/2026	740,000	755,266
Suffolk County, NY, General Obligation Series C 4.00%, 10/15/2013	500,000	537,645
Westchester County, NY, General Obligation Series A 3.75%, 11/15/2012	500,000	523,155

		22,613,267

PUERTO RICO — 2.9%
Puerto Rico, Electric Power Authority Revenue Series UU 5.00%, 7/1/2016 (a)	500,000	560,745
Puerto Rico, Sales Tax Financing Revenue Series A Zero Coupon, 8/1/2044 (a)(b)	1,335,000	148,612

		709,357

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $23,041,903)		23,322,624

	Shares
SHORT TERM INVESTMENT — 3.9%
MONEY MARKET FUND — 3.9%
State Street Institutional Tax Free Money Market Fund 0.00% (c)(d)(e) (Cost $961,409)	961,409	961,409

TOTAL INVESTMENTS — 98.8% (f)
(Cost $24,003,312)		24,284,033
OTHER ASSETS & LIABILITIES — 1.2%		291,327

NET ASSETS — 100.0%		$24,575,360

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	6.78%
	Assured Guaranty Corp.	5.88%
	National Public Finance Guarantee Corp.	3.63%
	AGM	2.18%

(b)	Non-income producing security.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

152

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 99.6%
ALABAMA — 0.2%
Alabama, Public School & College Authority Revenue:
5.00%, 5/1/2014	$850,000	$946,543
Series A 5.00%, 5/1/2014	1,500,000	1,670,370

		2,616,913

ARIZONA — 3.3%
Arizona, Salt River Project, Electrical Systems Revenue:
Series A 3.00%, 1/1/2014	1,070,000	1,127,020
Series B 3.00%, 1/1/2014	5,000,000	5,266,450
Arizona, State Certificates of Participation:
Series A 5.00%, 10/1/2013 (a)	6,500,000	6,971,510
5.00%, 10/1/2014 (a)	10,375,000	11,362,389
Arizona, State Transportation Board, Excise Tax Revenue 5.00%, 7/1/2013	2,750,000	2,985,097
Gilbert, AZ, General Obligation 5.00%, 7/1/2013	8,740,000	9,427,576
Pima County, AZ, General Obligation Series A 3.00%, 7/1/2012	5,000,000	5,122,300

		42,262,342

ARKANSAS — 1.4%
Arkansas, State Highway Grant Anticipation & Tax Revenue 4.00%, 8/1/2014	17,000,000	18,656,990

CALIFORNIA — 8.9%
California, State Department of Water Resources Revenue:
Series L 4.00%, 5/1/2015	7,630,000	8,419,094
Series M 4.00%, 5/1/2015	6,000,000	6,620,520
Series AF 5.00%, 12/1/2012	5,000,000	5,321,400
Series L 5.00%, 5/1/2015	1,000,000	1,140,630
Series M 5.00%, 5/1/2016	3,200,000	3,709,088
Contra Costa, CA, Water District Revenue 3.00%, 10/1/2015	11,750,000	12,620,910
Irvine, CA, Unified School District Special Tax 5.00%, 9/1/2012 (a)	3,000,000	3,134,670
Long Beach, CA, Community College District, General Obligation Series A 9.85%, 1/15/2013	2,060,000	2,345,763
Long Beach, CA, Unified School District, General Obligation Series A 4.00%, 8/1/2012	7,950,000	8,258,619
Los Angeles County, CA, Metropolitan Transportation Authority Sales Tax Revenue:
3.00%, 7/1/2013	3,000,000	3,141,330
4.00%, 6/1/2013	2,300,000	2,447,729
Series A 5.00%, 7/1/2013 (a)	1,000,000	1,088,820
Los Angeles County, CA, Public Works Financing Authority Revenue Series A 5.00%, 10/1/2014	4,800,000	5,373,936
Los Angeles, CA, Department of Water & Power Revenue Series A 4.00%, 7/1/2013	4,000,000	4,273,880
Los Angeles, CA, General Obligation Series A 2.50%, 9/1/2014	8,825,000	9,243,217
Los Angeles, CA, Unified School District, General Obligation:
Series H 5.00%, 7/1/2014 (a)	3,975,000	4,485,549
Series I 5.00%, 7/1/2014	2,000,000	2,206,760
Northern California Power Agency Revenue, Hydroelectric No-1 Series C 5.00%, 7/1/2014 (a)	1,500,000	1,653,210
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue:
5.00%, 5/15/2014	500,000	554,715
5.00%, 5/15/2015	2,165,000	2,469,854
San Francisco, CA, City & County Public Utilities Commission, Water Revenue Series D 5.00%, 11/1/2015	5,360,000	6,115,117
San Francisco, CA, City & County, General Obligation:
Series 2008-R1 5.00%, 6/15/2013	3,000,000	3,245,310
Series A 5.00%, 6/15/2014	10,075,000	11,206,120
Southern California, Public Power Authority Revenue 3.00%, 7/1/2012	1,610,000	1,650,508
University of California, Revenue:
Series J 5.00%, 5/15/2013 (a)	1,290,000	1,388,479
Series O 5.00%, 5/15/2013	3,000,000	3,229,020

		115,344,248

COLORADO — 0.3%
Denver, CO, City & County General Obligation:
5.00%, 8/1/2012	1,060,000	1,113,148
5.50%, 8/1/2016	1,900,000	2,287,144

		3,400,292

CONNECTICUT — 4.9%
Connecticut, State General Obligation:
5.00%, 3/15/2013	4,670,000	5,025,994
5.00%, 12/1/2014	13,750,000	15,634,987
Series A 5.00%, 1/1/2015	12,750,000	14,427,390
5.00%, 3/15/2015	5,000,000	5,691,800
Connecticut, State Health & Educational Facility Authority Revenue:
Series A-3 4.00%, 7/1/2049 (b)	3,625,000	3,826,006
Series A-4 5.00%, 7/1/2049 (b)	5,000,000	5,671,200
Connecticut, State Special Tax Obligation Revenue:
Series 1 5.00%, 2/1/2013	2,000,000	2,139,200
Series A 5.00%, 12/1/2013	5,575,000	6,110,089
Series A 5.00%, 12/1/2014	3,750,000	4,215,675
University of Connecticut, Revenue Series A 3.00%, 2/15/2014	415,000	435,655

		63,177,996

See accompanying notes to financial statements.

153

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

DELAWARE — 0.5%
Delaware, State General Obligation:
Series 2009C 2.00%, 10/1/2014	$225,000	$234,122
Series 2009A 5.00%, 1/1/2014	1,200,000	1,329,156
Series A 5.00%, 7/1/2015	4,000,000	4,627,080

		6,190,358

DISTRICT OF COLUMBIA — 0.2%
District of Columbia, Income Tax Revenue Series B 4.00%, 12/1/2013	2,000,000	2,150,500

FLORIDA — 5.9%
Florida, State Board of Education, General Obligation:
5.00%, 6/1/2013	1,000,000	1,083,120
Series C 5.00%, 6/1/2014	9,585,000	10,679,128
Florida, State Department of Environmental Protection, Preservation Revenue Series A 5.00%, 7/1/2014	1,500,000	1,647,675
Florida, State Department of Management Services, Certificates of Participation 5.00%, 8/1/2012	1,000,000	1,043,420
Florida, State General Obligation Series B 5.00%, 7/1/2014	8,070,000	9,009,751
Florida, State Hurricane Catastrophe Fund, Finance Corp. Revenue Series A 5.00%, 7/1/2016	1,015,000	1,124,224
Florida, State Turnpike Authority, Turnpike Revenue Series A 5.00%, 7/1/2012 (a)	1,115,000	1,165,309
Florida, Water Pollution Control Financing Revenue:
Series A 3.00%, 1/15/2013	3,535,000	3,663,603
Series A 5.00%, 7/15/2012	11,630,000	12,186,495
Jacksonville, FL, Special Tax Revenue:
Series B 5.00%, 10/1/2013	7,705,000	8,373,948
Series B 5.00%, 10/1/2015	7,705,000	8,712,814
Lakeland, FL, Energy Systems Revenue 5.00%, 10/1/2015 (a)	7,510,000	8,436,734
Miami-Dade County, FL, Water & Sewer Revenue:
4.00%, 10/1/2013	150,000	158,997
Series B 5.00%, 10/1/2014 (a)	3,250,000	3,607,922
Orlando, FL, Utilities Commission System Revenue 5.00%, 10/1/2013	1,975,000	2,158,458
Pasco County, FL, School District Sales Tax Revenue 5.00%, 10/1/2011 (a)	150,000	151,340
Tampa Bay, FL, Water Revenue:
5.00%, 10/1/2012	1,325,000	1,398,538
5.00%, 10/1/2013	1,500,000	1,641,435

		76,242,911

GEORGIA — 3.1%
Georgia, State Environmental Loan Acquisition Corp. Revenue 2.40%, 3/15/2016	7,495,000	7,614,995
Georgia, State General Obligation:
Series A 3.00%, 1/1/2014	200,000	211,470
Series B 3.50%, 1/1/2013	560,000	586,465
Series C 5.00%, 7/1/2014	5,000,000	5,629,500
Series G 5.00%, 11/1/2014	3,535,000	4,021,593
Series D 5.00%, 5/1/2015	400,000	459,644
Series E 5.00%, 7/1/2016	2,990,000	3,519,260
Georgia, State Road & Tollway Authority Revenue Series A 5.00%, 3/1/2016	125,000	146,060
Gwinnett Country, GA, Water & Sew Authority Revenue 5.00%, 8/1/2016	4,000,000	4,702,280
Gwinnett County, GA, School District, General Obligation 5.00%, 2/1/2013	5,485,000	5,870,376
Richmond County, GA, Board of Education, General Obligation 5.00%, 10/1/2012	7,000,000	7,402,920

		40,164,563

HAWAII — 1.0%
Hawaii, State General Obligation:
2.25%, 11/1/2013	250,000	258,898
Series DT 4.00%, 11/1/2014	2,000,000	2,196,080
Series DG 5.00%, 7/1/2012 (a)	600,000	628,050
Series DY 5.00%, 2/1/2015	1,000,000	1,131,630
Honolulu, HI, City & County General Obligation:
Series A 2.75%, 4/1/2014	1,750,000	1,836,327
Series C 4.00%, 4/1/2013	2,035,000	2,155,391
Series B 5.25%, 7/1/2014 (a)	2,125,000	2,394,067
5.25%, 7/1/2016 (a)	2,250,000	2,649,150

		13,249,593

IDAHO — 0.1%
Idaho, State Building Authority Revenue 5.00%, 9/1/2013	1,375,000	1,494,295

ILLINOIS — 1.7%
Chicago, IL, Board of Education, General Obligation Series D 4.00%, 12/1/2012 (a)	1,610,000	1,693,092
Chicago, IL, Water Revenue 5.00%, 11/1/2014 (a)	1,500,000	1,653,960
Cook County, IL, General Obligation:
Series A 3.00%, 11/15/2012	3,405,000	3,498,025
Series B 5.00%, 11/15/2014 (a)	1,200,000	1,311,432
Illinois, State Revenue Series B 3.00%, 6/15/2014	1,675,000	1,737,209
Illinois, State Sales Tax Revenue:
4.00%, 6/15/2012	2,160,000	2,228,861
5.00%, 6/15/2015	2,575,000	2,835,513

See accompanying notes to financial statements.

154

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Illinois, University of Chicago, Educational Facilities Authority Revenue Series B 1.88%, 7/1/2036 (b)	$5,000,000	$5,077,800
University of Illinois, Certificates of Participation Sereis B 5.00%, 10/1/2015 (a)	2,420,000	2,628,144

		22,664,036

INDIANA — 1.0%
Indiana, State Finance Authority Revenue:
Series A 5.00%, 2/1/2013	2,715,000	2,907,086
Series A 5.00%, 2/1/2015	1,250,000	1,421,113
Indiana, State Finance Authority, Lease Revenue:
Series A-1 5.00%, 11/1/2014	5,000,000	5,554,200
Series A-1 5.00%, 11/1/2016	2,665,000	3,041,884

		12,924,283

KENTUCKY — 0.9%
Kentucky, Asset/Liability Commission Agency Fund Revenue 5.00%, 9/1/2012 (a)	4,000,000	4,195,680
Kentucky, State Property & Buildings Commission Revenue:
5.00%, 8/1/2014	225,000	251,339
Series A 5.00%, 8/1/2016	4,690,000	5,382,103
Kentucky, Turnpike Authority 5.00%, 7/1/2016	1,615,000	1,863,726

		11,692,848

LOUISIANA — 0.8%
Louisiana, Public Facilities Authority Revenue 4.00%, 6/1/2013 (a)	4,800,000	5,005,776
Louisiana, State General Obligation Series A 5.00%, 5/1/2014	5,000,000	5,576,800

		10,582,576

MARYLAND — 2.9%
Baltimore County, MD, General Obligation 5.00%, 2/1/2014	3,230,000	3,585,688
Maryland, State Department of Transportation, Revenue:
4.00%, 2/15/2014	2,500,000	2,707,425
5.00%, 2/15/2015	1,100,000	1,251,767
Maryland, State General Obligation:
Series A 3.00%, 3/1/2014	2,725,000	2,893,133
Series B 5.25%, 8/15/2014	200,000	227,864
Maryland, State Transportation Authority, Grant & Revenue Anticipation:
5.00%, 3/1/2013	3,950,000	4,245,578
5.25%, 3/1/2015	1,025,000	1,176,874
Montgomery County, MD, General Obligation:
5.00%, 8/1/2012	500,000	525,350
Series A 5.00%, 5/1/2013	1,500,000	1,624,380
Series A 5.00%, 8/1/2015	16,250,000	18,807,425

		37,045,484

MASSACHUSETTS — 3.6%
Boston, MA, General Obligation Series A 5.00%, 4/1/2016	7,115,000	8,316,723
Boston, MA, Water & Sewer Commission, Water Revenue Series B 5.00%, 11/1/2014	4,545,000	5,162,620
Massachusetts Bay Transportation Authority, Sales Tax Revenue Series B 5.00%, 7/1/2013	1,000,000	1,087,990
Massachusetts, State General Obligation:
Series C 3.00%, 1/1/2014	4,125,000	4,346,884
Series B 4.00%, 6/1/2013	1,000,000	1,066,590
Series C 4.00%, 12/1/2015	2,790,000	3,117,658
Series C 5.00%, 5/1/2014	4,210,000	4,695,665
Series A 5.00%, 9/1/2014	1,500,000	1,690,725
Series A 5.00%, 8/1/2016	735,000	859,722
Series B 5.00%, 8/1/2016	10,000,000	11,696,900
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series A 4.00%, 5/15/2013	1,975,000	2,100,788
Series A 5.00%, 8/15/2013 (a)	800,000	874,336
Springfield, MA, General Obligation 5.75%, 8/1/2014 (a)	1,025,000	1,161,807

		46,178,408

MICHIGAN — 0.6%
Michigan, Municipal Bond Authority Revenue:
5.00%, 10/1/2012	585,000	617,695
5.00%, 10/1/2013	1,025,000	1,122,365
University of Michigan, Revenue Series C 3.00%, 4/1/2014	5,920,000	6,273,424

		8,013,484

MINNESOTA — 2.4%
Minnesota, State General Obligation:
4.00%, 12/1/2012	350,000	368,064
Series A 5.00%, 8/1/2013	9,075,000	9,924,511
Series H 5.00%, 11/1/2013	1,000,000	1,103,880
Series A 5.00%, 6/1/2014	1,275,000	1,432,258
Series A 5.00%, 6/1/2015	200,000	230,544
Series D 5.00%, 8/1/2015	7,675,000	8,886,192
Northern Municipal Power Agency, Electric System Revenue Series A 5.00%, 1/1/2014 (a)	1,000,000	1,081,780
University of Minnesota, Revenue Series A 5.00%, 12/1/2015	7,000,000	8,107,960

		31,135,189

MISSISSIPPI — 0.4%
Mississippi, State General Obligation Series B 5.00%, 12/1/2014	4,750,000	5,385,740

MISSOURI — 0.7%
Missouri, State Highways & Transportation Commission, State Road Revenue:
Series A 5.00%, 5/1/2013	1,335,000	1,444,684

See accompanying notes to financial statements.

155

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Series A 5.00%, 5/1/2014	$7,350,000	$8,211,052

		9,655,736

NEBRASKA — 0.3%
Omaha, NE, General Obligation 3.75%, 6/1/2013	1,000,000	1,062,060
Omaha, NE, Public Power District Electric Revenue Series A 5.00%, 2/1/2016	2,000,000	2,304,180

		3,366,240

NEVADA — 0.9%
Clark County, NV, Highway Improvement Revenue 5.00%, 7/1/2012 (a)	4,300,000	4,479,224
Clark County, NV, Sales and Excise Tax Revenue Series B 3.00%, 7/1/2015	2,985,000	3,098,818
Clark County, NV, School District General Obligation Series B 5.00%, 6/15/2015 (a)	3,000,000	3,357,600
Las Vegas Valley, NV, Water District General Obligation Series A 5.00%, 2/1/2013	275,000	293,290

		11,228,932

NEW JERSEY — 3.1%
New Jersey, Economic Development Authority Revenue:
Series EE 5.00%, 9/1/2015	12,000,000	13,316,160
Series Y 5.00%, 9/1/2015	2,670,000	2,962,845
New Jersey, Princeton University, State Educational Facilities Authority Revenue Series K 5.00%, 7/1/2013	500,000	545,455
New Jersey, State General Obligation:
4.00%, 8/1/2012	3,780,000	3,922,166
5.00%, 8/1/2014	13,000,000	14,509,300
Series A 5.00%, 6/15/2015	220,000	238,883
5.00%, 8/1/2015	2,445,000	2,784,684
New Jersey, State Higher Education Assistance Authority, Student Loan Revenue Series A 5.00%, 12/1/2014	250,000	272,052
Union County, NJ, General Obligation 4.00%, 3/1/2013	2,000,000	2,115,400

		40,666,945

NEW MEXICO — 1.6%
Albuquerque, NM, Municipal School District No 12 Series A 3.00%, 8/1/2015	8,250,000	8,920,065
New Mexico, State Finance Authority Revenue 5.00%, 12/15/2012	2,500,000	2,663,275
New Mexico, State Severance Tax Revenue Series B 5.00%, 7/1/2014	8,230,000	9,224,596

		20,807,936

NEW YORK — 18.3%
City of New York, NY:
4.00%, 8/1/2012	500,000	518,915
Series B 4.00%, 8/1/2015	1,000,000	1,098,740
5.00%, 8/1/2012	290,000	304,671
5.00%, 8/1/2012	4,710,000	4,938,388
5.00%, 8/1/2013	1,645,000	1,790,073
5.00%, 8/15/2013	685,000	746,534
5.00%, 6/1/2015	6,110,000	6,927,579
5.00%, 8/1/2015	3,000,000	3,414,240
Series I-1 5.00%, 8/1/2015	5,000,000	5,690,400
New York, Metropolitan Transportation Authority Revenue Series A 5.00%, 11/15/2015	6,525,000	7,393,412
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue Series BB 5.00%, 6/15/2013	5,375,000	5,821,018
New York, NY, City Transitional Finance Authority Revenue:
5.00%, 11/1/2012	2,000,000	2,120,660
Series B 5.00%, 11/1/2013	1,000,000	1,097,530
Series S-2 5.00%, 1/15/2014 (a)	2,005,000	2,185,550
5.00%, 11/1/2014	5,000,000	5,642,550
Series B 5.00%, 11/1/2014	10,200,000	11,510,802
Series C 5.00%, 11/1/2015	9,865,000	11,415,679
Series E 5.00%, 11/1/2015	5,000,000	5,785,950
New York, NY, General Obligation:
Series I-1 4.00%, 2/1/2013	1,040,000	1,093,810
Series C 4.00%, 8/1/2014	4,000,000	4,352,960
Series K 5.00%, 8/1/2013	5,000,000	5,440,950
New York, NY, Juilliard School, City Cultural Resource Revenue Series B 2.75%, 1/1/2036 (b)	1,080,000	1,098,392
New York, State Dormitory Authority:
5.00%, 3/15/2013	210,000	226,046
5.00%, 3/15/2013	700,000	753,116
5.00%, 10/1/2013 (a)	2,500,000	2,721,700
5.00%, 2/15/2014	1,000,000	1,109,290
5.00%, 3/15/2014	1,570,000	1,746,562
5.00%, 6/15/2016	1,300,000	1,516,593
New York, State Dormitory Authority, Personal Income Tax Revenue Series A 5.00%, 3/15/2014	3,980,000	4,427,591
New York, State Environmental Facilities Revenue:
Series A 3.50%, 12/15/2013	2,500,000	2,674,200
4.00%, 8/15/2015	1,400,000	1,566,824
Series A 5.00%, 12/15/2013	2,200,000	2,433,134
5.00%, 6/15/2016	3,690,000	4,295,234
New York, State General Obligation:
Series C 3.00%, 2/1/2014	15,000,000	15,766,950
Series A 3.00%, 3/1/2015	13,245,000	14,114,005
New York, State Local Government Assistance Corp. Revenue:
Series A 5.00%, 4/1/2013	8,520,000	9,180,300
Series C 5.00%, 4/1/2013	2,220,000	2,392,050
Series A 5.00%, 4/1/2014	1,005,000	1,118,997
Series A 5.00%, 4/1/2015	3,200,000	3,655,520

See accompanying notes to financial statements.

156

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

New York, State Power Authority Revenue Series C 5.00%, 11/15/2014	$1,625,000	$1,839,126
New York, State Thruway Authority Personal Income Tax Revenue:
Series A 3.50%, 3/15/2014	2,330,000	2,499,111
Series A 4.00%, 3/15/2013	5,000,000	5,286,550
New York, State Thruway Authority, General Revenue 5.00%, 4/1/2014	2,310,000	2,542,247
New York, State Thruway Authority, Highway & Bridge Revenue Series B 5.00%, 4/1/2012 (a)	280,000	289,752
New York, State Urban Development Corp. Revenue:
Series A-1 3.50%, 12/15/2012	1,000,000	1,044,810
4.00%, 1/1/2012	150,000	152,642
4.00%, 12/15/2012	2,395,000	2,519,516
Series A-1 5.00%, 12/15/2012	3,780,000	4,030,841
5.00%, 12/15/2013	1,400,000	1,548,358
5.00%, 1/1/2014	3,695,000	4,046,505
Series A 5.00%, 1/1/2014	2,780,000	3,044,462
Series A-1 5.00%, 1/1/2015	7,390,000	8,302,813
Series A-2 5.00%, 1/1/2015	2,610,000	2,932,387
Series B 5.00%, 1/1/2016	10,000,000	11,373,200
Series D 5.00%, 1/1/2016	2,075,000	2,359,939
New York, Triborough Bridge & Tunnel Authority Revenue:
Series A-1 4.00%, 11/15/2038 (b)	20,000,000	20,924,000
Series C 5.00%, 11/15/2012	1,500,000	1,592,730
Suffolk County, NY, General Obligation Series C 4.00%, 10/15/2013	500,000	537,645
Westchester County, NY, General Obligation Series A 2.00%, 10/15/2013	1,245,000	1,285,176

		238,238,725

NORTH CAROLINA — 2.8%
Charlotte, NC, Certificates of Participation 5.00%, 6/1/2014	5,455,000	6,009,992
Charlotte, NC, General Obligation 5.00%, 8/1/2015	550,000	636,080
Guilford County, NC, General Obligation Series A 4.00%, 2/1/2014	6,005,000	6,508,699
Mecklenburg County, NC, General Obligation Series A 3.00%, 8/1/2014	1,970,000	2,102,384
Mecklenburg County, NC, Public Facilities Corp. 5.00%, 3/1/2013	2,670,000	2,867,500
North Carolina, State Annual Appropriation Series A 5.00%, 5/1/2016	1,190,000	1,389,563
North Carolina, State Capital Improvement Obligation Series A 4.50%, 5/1/2014	1,745,000	1,923,601
North Carolina, State General Obligation Series A 5.00%, 3/1/2016	9,070,000	10,598,114
North Carolina, State Grant & Revenue Anticipation 5.00%, 3/1/2014	1,050,000	1,163,169
Wake County, NC, General Obligation 5.00%, 3/1/2013	3,000,000	3,229,170

		36,428,272

OHIO — 2.6%
Cincinnati, OH, City School District Certificates Participation 5.00%, 12/15/2011 (a)	500,000	509,505
Ohio, State Building Authority Revenue Series C 4.00%, 10/1/2015	3,145,000	3,444,781
Ohio, State General Obligation:
Series A 5.00%, 6/15/2013	1,000,000	1,085,820
Series C 5.00%, 9/15/2015	10,000,000	11,500,100
Series C 5.00%, 9/15/2016	2,000,000	2,336,340
Ohio, State Highway Capital Improvements, General Obligation 5.00%, 5/1/2014	1,975,000	2,198,728
Ohio, State Major New State Infrastructure Project Revenue:
5.00%, 6/15/2012	375,000	391,523
Series 2007-1 5.00%, 6/15/2013 (a)	4,960,000	5,385,667
Series 2008-1 5.00%, 6/15/2013	3,000,000	3,257,460
5.00%, 6/15/2015	475,000	539,177
Ohio, State Water Development Authority Revenue 5.00%, 6/1/2013	2,670,000	2,894,040

		33,543,141

OKLAHOMA — 0.5%
Oklahoma, Grand River Dam Authority Revenue Series A 4.00%, 6/1/2016	880,000	972,189
Tulsa County, OK, Industrial Authority, Educational Facilities Lease Revenue 4.00%, 9/1/2013	5,410,000	5,736,872

		6,709,061

OREGON — 1.2%
Oregon, State Department of Transportation, Highway Revenue Series C 5.00%, 11/15/2016	2,500,000	2,948,850
Oregon, State General Obligation Series J 5.00%, 5/1/2016	1,000,000	1,168,720
Portland, OR, Sewer System Revenue:
Series A 5.00%, 6/1/2014	315,000	352,595
Series A 5.00%, 3/1/2015	8,690,000	9,883,311
Salem-Keizer, OR, School District No. 24J, General Obligation Series A 4.00%, 6/15/2015	1,250,000	1,379,775

		15,733,251

See accompanying notes to financial statements.

157

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

PENNSYLVANIA — 3.3%
Pennsylvania, Economic Development Financing Authority Revenue Series A 5.00%, 6/15/2014	$9,175,000	$9,886,429
Pennsylvania, Intergovernmental Cooperative Authority, Special Tax Revenue:
5.00%, 6/15/2014	2,000,000	2,224,540
5.00%, 6/15/2015	5,000,000	5,685,850
Pennsylvania, State General Obligation:
5.00%, 5/15/2013	3,350,000	3,629,792
5.00%, 7/1/2013	2,000,000	2,178,060
5.00%, 3/15/2014	8,920,000	9,910,477
Series A 5.00%, 2/15/2015	1,000,000	1,135,680
5.50%, 1/1/2013	200,000	215,130
Pennsylvania, State Higher Educational Facilities Authority Revenue 5.00%, 6/15/2015	7,110,000	8,085,279

		42,951,237

RHODE ISLAND — 0.5%
Rhode Island, State & Providence Plantations, Consolidated Capital Development, General Obligation Series A 5.00%, 10/1/2014	4,995,000	5,622,772
Rhode Island, State Economic Development Corp. Revenue Series A 5.00%, 6/15/2013 (a)	1,285,000	1,377,661

		7,000,433

SOUTH CAROLINA — 2.1%
South Carolina, State General Obligation:
Series A 4.00%, 6/1/2015	15,000,000	16,718,100
5.00%, 3/1/2016	5,000,000	5,842,400
South Carolina, State Public Service Authority Revenue:
Series B 5.00%, 1/1/2013	1,250,000	1,331,825
Series B 5.00%, 1/1/2014 (a)	2,500,000	2,754,050
Series E 5.00%, 1/1/2014	1,000,000	1,101,620

		27,747,995

TENNESSEE — 1.1%
Memphis, TN, Electric System Revenue 5.00%, 12/1/2014	3,500,000	3,958,395
Murfreesboro, TN, General Obligation 5.00%, 6/1/2013	1,500,000	1,629,165
Nashville & Davidson County, Health & Educational Facilities Board Revenue 5.00%, 10/1/2014	1,000,000	1,130,460
Sevierville, TN, Public Building Authority Revenue 5.00%, 6/1/2014	1,000,000	1,102,340
Shelby County, TN, General Obligation 5.00%, 4/1/2013	1,600,000	1,726,032
Tennessee, Metropolitan Government of Nashville & Davidson County 5.00%, 7/1/2016	2,300,000	2,692,587
Tennessee, State General Obligation Series A 4.00%, 5/1/2013	150,000	159,723
Tennessee, State School Bond Authority:
3.00%, 5/1/2014	1,950,000	2,078,369
5.00%, 5/1/2013 (a)	300,000	323,676

		14,800,747

TEXAS — 6.1%
Arlington, TX, Independent School District, General Obligation 5.00%, 2/15/2014 (a)	1,640,000	1,820,597
Dallas County, TX, Community College District, General Obligation 5.00%, 2/15/2014	1,340,000	1,484,613
Dallas, TX, General Obligation 5.00%, 2/15/2013	1,000,000	1,072,660
Dallas, TX, Independent School District, General Obligation 5.00%, 2/15/2013	1,000,000	1,068,640
El Paso, TX, Independent School District, General Obligation Zero Coupon, 8/15/2013 (a)(c)	1,980,000	1,952,676
Fort Bend, TX, Independent School District, General Obligation 4.00%, 2/15/2013	1,000,000	1,055,490
Fort Worth, TX, Independent School District, General Obligation 5.00%, 2/15/2013	2,000,000	2,142,980
Houston, TX, General Obligation Series A 5.00%, 3/1/2013 (a)	2,500,000	2,680,200
Houston, TX, Utilities System Revenue:
Series C 5.00%, 11/15/2012	12,505,000	13,256,926
Series C 5.00%, 11/15/2015	4,685,000	5,395,621
Lamar, TX, Consolidated Independent School District, General Obligation 5.00%, 2/15/2013 (a)	900,000	963,432
Lewisville, TX, Independent School District, General Obligation 5.00%, 8/15/2013 (a)	1,000,000	1,092,040
Northside, TX, Independent School District, General Obligation 1.50%, 8/1/2040 (a)(b)	1,100,000	1,110,417
Northside, TX, Tollway Authority Revenue Series A 5.00%, 9/1/2016	1,100,000	1,260,787
Pharr, TX, San Juan Alamo Independent School District, General Obligation 5.00%, 2/1/2013 (a)	1,880,000	2,011,468
San Antonio, TX, Electric and Gas Series A 5.00%, 2/1/2014	200,000	221,158
Texas State University, Revenue:
5.00%, 3/15/2015	400,000	453,944
5.00%, 3/15/2016	1,000,000	1,153,060

See accompanying notes to financial statements.

158

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Texas, State General Obligation:
5.00%, 10/1/2012	$1,500,000	$1,587,105
5.00%, 10/1/2015	11,495,000	13,298,795
5.00%, 10/1/2016	2,110,000	2,482,837
Texas, State Public Finance Authority Revenue:
4.00%, 7/1/2013	6,670,000	7,126,695
5.00%, 2/1/2014 (a)	1,605,000	1,770,893
Texas, State Transportation Commission Revenue Series A 5.00%, 4/1/2013	700,000	754,124
University of Texas, Revenue:
Series A 3.25%, 8/15/2013	2,650,000	2,799,195
4.00%, 8/15/2012	200,000	208,136
Series A 5.00%, 8/15/2012	3,400,000	3,575,882
Series B 5.00%, 8/15/2012	1,000,000	1,051,730
Series A 5.00%, 8/15/2015	3,100,000	3,577,555
Series D 5.00%, 8/15/2015	1,150,000	1,327,157

		79,756,813

UTAH — 0.8%
Utah, State General Obligation:
4.00%, 7/1/2013	2,000,000	2,141,880
Series A 5.00%, 7/1/2013	1,150,000	1,253,822
Series A 5.00%, 7/1/2015	6,000,000	6,933,000
Series C 5.00%, 7/1/2015	150,000	173,325

		10,502,027

VIRGINIA — 3.8%
Richmond, VA, General Obligation Series C 5.00%, 7/15/2016	2,000,000	2,348,180
Virginia, State Commonwealth Transportation Board 5.00%, 5/15/2016	16,170,000	18,836,757
Virginia, State Public Building Authority, Building Revenue Bonds:
Series A 5.00%, 8/1/2012	7,365,000	7,735,091
Series B 5.00%, 8/1/2013	5,000,000	5,453,950
Series B 5.00%, 8/1/2014	1,500,000	1,688,685
Virginia, State Public School Authority:
Series B 5.00%, 8/1/2012	1,000,000	1,049,040
Series C 5.00%, 8/1/2013	8,570,000	9,348,070
Series B 5.00%, 8/1/2014	2,025,000	2,276,444

		48,736,217

WASHINGTON — 3.7%
Energy Northwest Washington, Electricity Revenue:
Series A 4.00%, 7/1/2014	1,375,000	1,500,730
Series A 5.00%, 7/1/2012	1,090,000	1,140,739
Series D 5.00%, 7/1/2012	1,000,000	1,046,550
Series A 5.00%, 7/1/2013	4,495,000	4,886,784
Series D 5.00%, 7/1/2014	850,000	952,723
King County, WA, School District No 1 Series A 5.00%, 6/1/2013	1,250,000	1,353,900
Seattle, WA, General Obligation 5.00%, 5/1/2013	6,540,000	7,068,563
Seattle, WA, Municipal Light & Power Revenue:
5.00%, 4/1/2013	3,000,000	3,233,580
Series B 5.00%, 2/1/2015	7,540,000	8,540,935
Snohomish County, WA, Public Utility Revenue 4.00%, 12/1/2013	3,625,000	3,897,781
Washington, State General Obligation:
Series D 4.50%, 1/1/2016 (a)	1,500,000	1,704,300
Series R 5.00%, 1/1/2015	10,500,000	11,900,595
5.00%, 7/1/2016	1,240,000	1,451,656

		48,678,836

WISCONSIN — 2.1%
Milwaukee, WI, General Obligation 5.00%, 2/1/2015	8,825,000	9,989,900
Wisconsin, State General Obligation:
3.00%, 5/1/2013	1,000,000	1,044,290
Series C 4.00%, 5/1/2013	5,000,000	5,311,850
Series C 5.00%, 5/1/2015	10,000,000	11,430,400

		27,776,440

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $1,273,882,048)		1,294,902,033

	Shares
SHORT TERM INVESTMENT — 0.4%
MONEY MARKET FUND — 0.4%
State Street Institutional Tax Free Money Market Fund 0.00% (d)(e)(f) (Cost $4,806,799)	4,806,799	4,806,799

TOTAL INVESTMENTS — 100.0% (g)
(Cost $1,278,688,847)		1,299,708,832
OTHER ASSETS & LIABILITIES — 0.0% (h)		(106,110)

NET ASSETS — 100.0%		$1,299,602,722

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	5.22%
	Ambac Financial Group	1.17%
	National Public Finance Guarantee Corp.	1.17%
	Permanent School Fund Guaranteed	0.69%

(b)	Variable rate security. Rate shown is rate in effect at June 30, 2011. Maturity date disclosed is the ultimate maturity.
(c)	Non-income producing security
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
(h)	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

159

SPDR Nuveen S&P VRDO Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 95.0%
CALIFORNIA — 13.3%
California, East Bay Municipal Utility District, Water System Revenue Series A 1.85%, 6/1/2025 (a)(b)	$400,000	$400,000
California, Eastern Municipal Water District, Certificates of Participation 0.04%, 7/1/2038 (a)	400,000	400,000
California, Statewide Communities Development Authority Revenue 5.20%, 4/1/2033 (a)	400,000	400,000

		1,200,000

COLORADO — 1.1%
Denver, CO, City & County Airport Revenue Series C 0.08%, 11/15/2022 (a)	100,000	100,000

ILLINOIS — 4.8%
Chicago, IL, Board of Education, General Obligation Series B 2.75%, 3/1/2032 (a)(b)	430,000	430,000

MASSACHUSETTS — 4.4%
Massachusetts, State Water Resources Authority Revenue Series B 0.07%, 8/1/2031 (a)	400,000	400,000

NEBRASKA — 1.1%
Nebraska, Central Plains Energy Project 0.09%, 8/1/2039 (a)	100,000	100,000

NEW YORK — 13.2%
New York, NY, City Municipal Water Finance Authority Revenue Series F-2 Series F-2 0.06%, 6/15/2033 (a)	400,000	400,000
New York, NY, City Transitional Finance Authority Revenue Series 3 2.00%, 11/1/2022 (a)	400,000	400,000
Triborough Bridge & Tunnel Authority 0.08%, 1/1/2032 (a)	390,000	390,000

		1,190,000

NORTH CAROLINA — 4.4%
Charlotte, NC, Health Care Systems Revenue Series F 2.00%, 1/15/2042 (a)(b)	400,000	400,000

OHIO — 14.0%
Montgomery County, OH, Hospital Revenue Series A 2.50%, 8/1/2047 (a)(b)	400,000	400,000
Ohio, State Higher Educational Facility Commission Revenue 0.75%, 9/1/2036 (a)	485,000	485,000
Ohio, State University, General Receipts 3.00%, 12/1/2026 (a)(b)	380,000	380,000

		1,265,000

PENNSYLVANIA — 22.7%
Bethlehem Area School District 3.00%, 1/1/2032 (a)	340,000	340,000
Emmaus, PA, General Authority Revenue Series A 0.09%, 3/1/2030 (a)	400,000	400,000
Lower Merion, PA, School District, General Obligation Series B 0.09%, 4/1/2027 (a)	100,000	100,000
Manheim Township School District 0.37%, 5/1/2021 (a)	400,000	400,000
North Penn Water Authority 3.00%, 11/1/2024 (a)(b)	400,000	400,000
Wallingford-Swarthmore School District 2.50%, 5/1/2026 (a)	400,000	400,000

		2,040,000

TENNESSEE — 2.1%
Metropolitan Government Nashville & Davidson County, TN, Industrial Development Board Revenue 0.09%, 12/1/2031 (a)	187,000	187,000

TEXAS — 10.0%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue Series C 0.08%, 6/1/2024 (a)	400,000	400,000
Katy, TX, Independent School District, General Obligation Series C 0.11%, 8/15/2036 (a)	200,000	200,000
Texas, State General Obligation Series B 2.25%, 4/1/2030 (a)	300,000	300,000

		900,000

WASHINGTON — 3.9%
Washington, State Health Care Facilities Authority Revenue 0.25%, 12/1/2036 (a)(b)	350,000	350,000

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $8,562,000)		8,562,000

	Shares
SHORT TERM INVESTMENT — 4.9%
MONEY MARKET FUND — 4.9%
State Street Institutional Tax Free Money Market Fund 0.00% (c)(d)(e) (Cost $441,285)	441,285	441,285

TOTAL INVESTMENTS — 99.9% (f)
(Cost $9,003,285)		9,003,285
OTHER ASSETS & LIABILITIES — 0.1%		6,609

NET ASSETS — 100.0%		$9,009,894

See accompanying notes to financial statements.

160

SPDR Nuveen S&P VRDO Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

(a)	Variable rate security. Rate shown is rate in effect at June 30, 2011. Maturity date disclosed is the ultimate maturity.
(b)	Bond is insured by one of these companies:

As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	26.19%
	AGM	4.44%

(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

161

SPDR Nuveen S&P High Yield Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 97.9%
ARIZONA — 1.4%
Pima County, AZ, Industrial Development Authority, Revenue Series A 5.25%, 10/1/2040	$740,000	$673,378

CALIFORNIA — 10.4%
California, Golden State Tobacco Securitization Corp., Revenue Series A-1 5.00%, 6/1/2033	1,000,000	733,830
California, Health Facilities Financing Authority Revenue Series A 5.00%, 4/1/2037	1,000,000	883,900
California, Municipal Finance Authority Revenue Series A 5.50%, 7/1/2030	655,000	622,433
California, State General Obligation 5.00%, 2/1/2025	1,000,000	1,025,630
San Benito, CA, Health Care District Revenue 5.40%, 10/1/2020	1,000,000	847,220
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue Series A 5.38%, 1/15/2029	1,000,000	791,210

		4,904,223

COLORADO — 7.3%
Colorado, E-470 Public Highway Authority Revenue Series C1 5.50%, 9/1/2024	1,000,000	958,340
Colorado, Health Facilities Authority Revenue Series A 5.90%, 8/1/2037	1,000,000	795,540
Denver, CO, City & County Special Facilities, Airport Revenue Series A 5.25%, 10/1/2032	1,000,000	826,010
Metropolitan District, CO, Compark Business Campus, General Obligation Series A 5.75%, 12/1/2027	1,000,000	862,450

		3,442,340

CONNECTICUT — 2.3%
Harbor Point Infrastructure Improvement District, CT, Special Obligation Revenue Series A 7.88%, 4/1/2039	1,000,000	1,075,540

DELAWARE — 0.8%
Delaware, State Economic Development Authority Revenue 5.38%, 10/1/2045	415,000	373,459

FLORIDA — 8.5%
Escambia County, FL, Health Facilities Authority, Revenue Series A 5.75%, 8/15/2029	1,000,000	957,630
Hillsborough County, FL, Industrial Development Authority, Hospital Revenue 5.25%, 10/1/2026	1,000,000	985,480
Lee County, FL, Industrial Development Authority, Revenue Series A 5.38%, 6/15/2037	1,000,000	771,570
Madison County, FL, Revenue Series A 6.00%, 7/1/2025	750,000	684,802
Tolomato, FL, Community Development District 6.65%, 5/1/2040	1,000,000	603,350

		4,002,832

GUAM — 4.0%
Guam Government Waterworks Authority, Water & Wastewater System Revenue 5.63%, 7/1/2040	1,000,000	888,810
Guam Government, General Obligation Series A 6.75%, 11/15/2029	1,000,000	1,014,560

		1,903,370

HAWAII — 2.0%
Hawaii, Pacific Health Special Purpose Revenue Series B 5.75%, 7/1/2040	1,000,000	919,690

ILLINOIS — 9.8%
Chicago, IL, O’Hare International Airport, Special Facility Revenue 5.50%, 12/1/2030	905,000	691,574
Cook County, IL, Revenue 6.50%, 10/15/2040	1,000,000	1,027,010
Illinois, Finance Authority Revenue:
6.13%, 5/15/2027	1,000,000	997,400
7.13%, 2/1/2034	1,000,000	919,830
Illinois, State General Obligation 5.00%, 4/1/2028	1,000,000	992,080

		4,627,894

INDIANA — 3.6%
Indiana, Finance Authority, Hospital Revenue 5.50%, 8/15/2040	1,000,000	872,290
Vigo County, IN, Hospital Authority Revenue 5.75%, 9/1/2042	1,000,000	818,600

		1,690,890

LOUISIANA — 4.2%
Louisiana, St. John’s Baptist Parish, Revenue Series A 5.13%, 6/1/2037	1,000,000	953,390
Louisiana, State Environmental Facilities & Community Development Revenue Series A-1 6.50%, 11/1/2035	1,000,000	1,035,020

		1,988,410

MICHIGAN — 4.9%
Conner Creek Academy East, MI, Public School Academy Revenue 5.00%, 11/1/2026	1,000,000	757,830
Detroit, MI, General Obligation Series A-1 5.00%, 4/1/2016	1,000,000	903,320
Michigan, Kent Hospital Finance Authority, Revenue Series A 5.25%, 7/1/2030	740,000	623,872

		2,285,022

See accompanying notes to financial statements.

162

SPDR Nuveen S&P High Yield Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

MINNESOTA — 1.9%
St. Paul, MN, Housing & Redevelopment Authority, Lease Revenue Series A 6.63%, 12/1/2023	$890,000	$883,040

NEVADA — 0.4%
Las Vegas, NV, Local Improvement Bonds 6.25%, 6/1/2024	200,000	186,402

NEW JERSEY — 5.3%
New Jersey, Economic Development Authority, Revenue:
6.40%, 9/15/2023	1,000,000	974,640
7.10%, 11/1/2031	1,000,000	818,390
New Jersey, Tobacco Settlement Financing Corp., Revenue Series 1A 4.75%, 6/1/2034	1,000,000	692,790

		2,485,820

NEW YORK — 7.3%
Chautauqua County, NY, Industrial Development Agency, Exempt Facility Revenue 5.88%, 4/1/2042	1,000,000	953,250
New York, NY, Industrial Development Agency Revenue:
5.00%, 1/1/2031 (a)	1,000,000	883,850
Series A 6.50%, 3/1/2035	1,000,000	1,003,690
New York, NY, Industrial Development Agency, Civic Facility Revenue 5.75%, 10/1/2037	1,000,000	570,180

		3,410,970

OHIO — 3.4%
Buckeye, OH, Tobacco Settlement Financing Authority Series A-2 5.88%, 6/1/2030	1,000,000	790,440
Ohio, State Environmental Facilities Revenue 5.75%, 4/1/2035	860,000	796,558

		1,586,998

OKLAHOMA — 2.1%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue Series A 7.13%, 11/1/2030	1,000,000	1,008,200

PUERTO RICO — 4.1%
Puerto Rico, Electric Power Authority, Revenue Series XX 5.25%, 7/1/2040	1,000,000	955,610
Puerto Rico, Sales Tax Financing Corp., Revenue Series A 5.38%, 8/1/2039	1,000,000	984,980

		1,940,590

TENNESSEE — 1.5%
Tennessee Energy Acquisition Corp., Gas Revenue Series A 5.25%, 9/1/2019	715,000	727,920

TEXAS — 9.1%
Central Texas Regional Mobility, Authority Revenue 5.75%, 1/1/2025	1,000,000	1,029,790
Houston, TX, Industrial Development Corp., Revenue 6.38%, 1/1/2023	500,000	466,435
Texas, Brazos River Authority, Pollution Control Revenue Series D 5.40%, 10/1/2029	1,000,000	775,200
Texas, State Turnpike Authority, Central Texas Turnpike System Revenue Series A 5.75%, 8/15/2038 (a)	1,000,000	986,410
Travis County, TX, Health Facilities Development Corp., Revenue 7.13%, 11/1/2040	1,000,000	1,004,930

		4,262,765

VIRGIN ISLANDS — 3.6%
Virgin Islands, Public Finance Authority Revenue:
5.00%, 10/1/2031	775,000	698,197
6.50%, 7/1/2021	1,000,000	982,670

		1,680,867

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $44,296,764)		46,060,620

	Shares
SHORT TERM INVESTMENT — 0.3%
MONEY MARKET FUND — 0.3%
State Street Institutional Tax Free Money Market Fund 0.00% (b)(c)(d) (Cost $136,806)	136,806	136,806

TOTAL INVESTMENTS — 98.2% (e)
(Cost $44,433,570)		46,197,426
OTHER ASSETS & LIABILITIES — 1.8%		827,999

NET ASSETS — 100.0%		$47,025,425

(a)	Bond is insured by one of these companies:

As a % of
	Insurance Coverage	Net Assets

	Ambac Financial Group	3.98%

(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

163

SPDR Nuveen Barclays Capital Build America Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 98.0%
ARIZONA — 0.9%
Arizona, Salt River Project, Agricultural Improvement & Power District Revenue 4.84%, 1/1/2041	$175,000	$161,938
Phoenix, AZ, General Obligation 5.27%, 7/1/2034	100,000	100,228

		262,166

CALIFORNIA — 35.3%
California, State General Obligation:
6.65%, 3/1/2022	450,000	505,395
7.30%, 10/1/2039	800,000	886,992
7.35%, 11/1/2039	200,000	223,028
7.50%, 4/1/2034	600,000	678,600
7.55%, 4/1/2039	1,025,000	1,172,969
7.63%, 3/1/2040	275,000	316,583
7.70%, 11/1/2030	800,000	867,736
7.95%, 3/1/2036	325,000	354,100
California, State Public Works Board, Lease Revenue 8.36%, 10/1/2034	100,000	109,023
East Bay, CA, Municipal Utility District, Water System Revenue 5.87%, 6/1/2040	150,000	156,825
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue 5.74%, 6/1/2039	200,000	201,170
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue 7.49%, 8/1/2033	100,000	106,877
Los Angeles, CA, Community College District, General Obligation:
6.60%, 8/1/2042	125,000	139,139
6.75%, 8/1/2049	200,000	227,818
Los Angeles, CA, Department of Water & Power Revenue:
5.72%, 7/1/2039	100,000	99,841
6.17%, 7/1/2040	100,000	100,419
6.57%, 7/1/2045	200,000	224,196
6.60%, 7/1/2050	150,000	167,053
Los Angeles, CA, Department of Water & Power Waterworks Revenue 6.01%, 7/1/2039	100,000	103,176
Los Angeles, CA, Unified School District, General Obligation:
5.75%, 7/1/2034	375,000	369,611
5.76%, 7/1/2029	50,000	50,400
6.76%, 7/1/2034	450,000	509,283
Orange County, CA, Local Transportation Authority, Sales Tax Revenue Series A 6.91%, 2/15/2041	100,000	114,658
Sacramento, CA, Municipal Utility District, Electricity Revenue 6.16%, 5/15/2036	50,000	49,983
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue 5.91%, 4/1/2048	135,000	141,116
San Diego County, CA, Water Authority Revenue 6.14%, 5/1/2049	200,000	212,540
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue:
6.26%, 4/1/2049	480,000	516,461
6.79%, 4/1/2030	200,000	214,970
6.91%, 10/1/2050	150,000	161,554
6.92%, 4/1/2040	350,000	381,276
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
6.00%, 11/1/2040	100,000	102,550
6.00%, 11/1/2040	125,000	126,463
6.95%, 11/1/2050	150,000	171,018
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue 5.88%, 4/1/2032	195,000	201,441
Southern California, Metropolitan Water District Revenue 6.95%, 7/1/2040	100,000	108,135
University of California, Revenue:
5.95%, 5/15/2045	150,000	144,915
6.55%, 5/15/2048	250,000	262,160
6.58%, 5/15/2049	300,000	315,501

		10,794,975

COLORADO — 1.0%
Colorado, Bridge Enterprise Revenue Series A 6.08%, 12/1/2040	100,000	107,679
Colorado, Regional Transportation District, Sales Tax Revenue 5.84%, 11/1/2050	100,000	106,588
Denver, CO, General Obligation 5.65%, 8/1/2030	100,000	102,101

		316,368

CONNECTICUT — 0.7%
Connecticut, State General Obligation:
5.09%, 10/1/2030	125,000	121,815
5.63%, 12/1/2029	75,000	78,707

		200,522

DISTRICT OF COLUMBIA — 1.0%
District of Columbia, Income Tax Revenue:
5.58%, 12/1/2035	100,000	105,065
5.59%, 12/1/2034	100,000	104,617
District of Columbia, Water & Sewer Authority Revenue 5.52%, 10/1/2044	100,000	98,685

		308,367

GEORGIA — 3.1%
Georgia, Municipal Electric Authority Revenue:
6.64%, 4/1/2057	285,000	273,218
6.66%, 4/1/2057	425,000	400,673
7.06%, 4/1/2057	175,000	163,534

See accompanying notes to financial statements.

164

SPDR Nuveen Barclays Capital Build America Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Georgia, State General Obligation 4.50%, 11/1/2025	$100,000	$102,110

		939,535

ILLINOIS — 5.6%
Chicago, IL, Metropolitan Water Reclamation District, General Obligation 5.72%, 12/1/2038	250,000	259,630
Chicago, IL, O’Hare International Airport Revenue 6.40%, 1/1/2040	200,000	207,890
Chicago, IL, Transit Authority, Sales Tax Revenue 6.20%, 12/1/2040	200,000	196,386
Chicago, IL, Waste Water Transmission Revenue 6.90%, 1/1/2040	100,000	108,738
Chicago, IL, Water Revenue 6.74%, 11/1/2040	50,000	54,151
Cook County, IL, General Obligation 6.23%, 11/15/2034	100,000	100,615
Illinois, State General Obligation:
6.63%, 2/1/2035	60,000	59,384
7.35%, 7/1/2035	450,000	478,449
Illinois, State Toll Highway Authority Revenue 5.85%, 12/1/2034	245,000	239,877

		1,705,120

INDIANA — 0.4%
Indianapolis, IN, Public Improvement Revenue 6.12%, 1/15/2040	100,000	106,463

KANSAS — 0.2%
Kansas, State Department of Transportation, Highway Revenue 4.60%, 9/1/2035	75,000	68,440

KENTUCKY — 0.4%
Louisville & Jefferson County, KY, Metropolitan Sewer District Revenue 6.25%, 5/15/2043	100,000	109,348

LOUISIANA — 0.3%
East Baton Rouge, LA, Sewer Commission Revenue 6.09%, 2/1/2045	100,000	101,947

MASSACHUSETTS — 2.8%
Massachusetts, State General Obligation:
Series E 4.20%, 12/1/2021	115,000	117,117
4.91%, 5/1/2029	200,000	200,258
5.46%, 12/1/2039	250,000	256,455
Massachusetts, State School Building Authority Revenue 5.72%, 8/15/2039	175,000	185,923
Massachusetts, State Water Pollution Abatement Trust 5.19%, 8/1/2040	100,000	100,473

		860,226

MISSISSIPPI — 0.4%
Mississippi, State General Obligation 5.25%, 11/1/2034	125,000	124,799

MISSOURI — 1.1%
Missouri, State Highways & Transportation Commission, State Road Revenue 5.45%, 5/1/2033	130,000	133,361
University of Missouri, Revenue:
5.79%, 11/1/2041	100,000	109,550
5.96%, 11/1/2039	85,000	92,841

		335,752

NEVADA — 1.0%
Clark County, NV, Airport Revenue 6.88%, 7/1/2042	265,000	271,111
Las Vegas Valley, NV, Water District, General Obligation 7.01%, 6/1/2039	25,000	28,563

		299,674

NEW JERSEY — 6.6%
New Jersey, State Transportation Trust Revenue:
5.75%, 12/15/2028	140,000	140,476
6.10%, 12/15/2028	225,000	226,413
6.56%, 12/15/2040	200,000	215,794
New Jersey, State Turnpike Authority Revenue:
7.10%, 1/1/2041	635,000	738,353
7.41%, 1/1/2040	485,000	585,414
Rutgers University, Revenue 5.67%, 5/1/2040	100,000	104,796

		2,011,246

NEW YORK — 14.6%
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue:
5.44%, 6/15/2043	225,000	224,766
5.72%, 6/15/2042	200,000	207,026
5.75%, 6/15/2041	250,000	260,372
5.95%, 6/15/2042	150,000	161,934
6.01%, 6/15/2042	50,000	54,807
6.28%, 6/15/2042	100,000	102,922
New York, NY, City Transitional Finance Authority Revenue:
5.51%, 8/1/2037	150,000	151,569
5.57%, 11/1/2038	200,000	204,512
6.83%, 7/15/2040	150,000	163,267
New York, NY, General Obligation:
5.85%, 6/1/2040	150,000	155,340
5.99%, 12/1/2036	190,000	200,697
6.25%, 6/1/2035	150,000	154,127
6.27%, 12/1/2037	220,000	240,874
6.65%, 12/1/2031	100,000	106,033
New York, NY, Metropolitan Transportation Authority Revenue:
6.09%, 11/15/2040	150,000	157,817
6.67%, 11/15/2039	125,000	135,884
6.69%, 11/15/2040	100,000	108,788

See accompanying notes to financial statements.

165

SPDR Nuveen Barclays Capital Build America Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

6.81%, 11/15/2040	$300,000	$330,360
New York, NY, Metropolitan Transportation Authority, Dedicated Tax Fund 7.34%, 11/15/2039	330,000	404,524
New York, State Dormitory Authority, State Personal Income Tax Revenue:
5.43%, 3/15/2039	255,000	252,720
5.60%, 3/15/2040	350,000	360,031
New York, State Urban Development Corp. Revenue 5.77%, 3/15/2039	325,000	338,965

		4,477,335

NORTH CAROLINA — 0.1%
North Carolina, Turnkpike Authority Revenue Series B 6.70%, 1/1/2039	30,000	31,890

OHIO — 4.5%
Ohio State University, General Receipts Revenue 4.91%, 6/1/2040	240,000	228,024
Ohio, American Municipal Power, Inc. Revenue:
5.94%, 2/15/2047	325,000	308,305
7.50%, 2/15/2050	100,000	113,129
7.83%, 2/15/2041	350,000	417,550
8.08%, 2/15/2050	100,000	124,363
Ohio, Northeast Regional Sewer District, Wastewater Revenue 6.04%, 11/15/2040	100,000	101,592
Ohio, State Water Development Authority, Water Quality Loan Fund 4.88%, 12/1/2034	100,000	97,525

		1,390,488

OREGON — 0.3%
Oregon, State Department of Transportation Revenue 5.83%, 11/15/2034	80,000	86,799

PENNSYLVANIA — 2.2%
Pennsylvania, State General Obligation:
4.65%, 2/15/2026	100,000	102,308
5.35%, 5/1/2030	100,000	98,338
5.85%, 7/15/2030	150,000	152,581
Pennsylvania, Turnpike Commission Revenue:
5.51%, 12/1/2045	175,000	167,748
5.56%, 12/1/2049	125,000	117,635
6.11%, 12/1/2039	35,000	36,681

		675,291

PUERTO RICO — 0.3%
Puerto Rico, Electric Power Authority Revenue 6.13%, 7/1/2040	100,000	96,040

SOUTH CAROLINA — 0.5%
South Carolina, State Public Service Authority Revenue Series C 6.45%, 1/1/2050	150,000	165,825

TENNESSEE — 0.5%
Nashville & Davidson County, TN, Convention Center Authority Revenue 6.73%, 7/1/2043	150,000	154,624

TEXAS — 11.0%
Dallas County, TX, Hospital District General Obligation 5.62%, 8/15/2044	150,000	154,847
Dallas, TX, Area Rapid Transit, Sales Tax Revenue:
4.92%, 12/1/2041	115,000	108,854
5.02%, 12/1/2048	125,000	118,635
6.00%, 12/1/2044	200,000	219,170
6.25%, 12/1/2034	100,000	104,642
Dallas, TX, Convention Center Hotel Development Corp. Revenue 7.09%, 1/1/2042	175,000	183,519
Dallas, TX, Independent School District, General Obligation 6.45%, 2/15/2035	225,000	245,819
North, TX, Tollway Authority Revenue:
6.72%, 1/1/2049	300,000	326,871
8.91%, 2/1/2030	60,000	64,623
San Antonio, TX, Electric & Gas Revenue:
5.72%, 2/1/2041	100,000	105,170
5.99%, 2/1/2039	195,000	213,531
Texas, State General Obligation:
4.63%, 4/1/2033	100,000	93,910
4.68%, 4/1/2040	150,000	139,242
5.52%, 4/1/2039	370,000	387,483
Texas, State Transportation Commission, Revenue:
5.03%, 4/1/2026	300,000	315,381
Series B 5.18%, 4/1/2030	150,000	153,630
University of Texas, Revenue:
5.13%, 8/15/2042	210,000	209,605
5.26%, 7/1/2039	200,000	203,284

		3,348,216

UTAH — 0.7%
Utah, State General Obligation 4.55%, 7/1/2024	100,000	103,776
Utah, Transport Authority Sales Tax Revenue 5.94%, 6/15/2039	100,000	109,223

		212,999

VIRGINIA — 0.7%
University of Virginia, Revenue 6.20%, 9/1/2039	100,000	114,753
Virginia, Commonwealth Transportation Board Revenue 5.35%, 5/15/2035	95,000	97,197

		211,950

See accompanying notes to financial statements.

166

SPDR Nuveen Barclays Capital Build America Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

WASHINGTON — 1.8%
Central Puget Sound, WA, Regional Transit Authority, Sales & Use Tax Revenue 5.49%, 11/1/2039	$125,000	$129,343
Washington, State Convention Center, Public Facilities Revenue 6.79%, 7/1/2040	100,000	105,814
Washington, State General Obligation 5.14%, 8/1/2040	325,000	321,415

		556,572

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $29,263,444)		29,952,977

	Shares
SHORT TERM INVESTMENT — 0.4%
MONEY MARKET FUND — 0.4%
State Street Institutional Liquid Reserves Fund 0.15% (a)(b)(c) (Cost $133,062)	133,062	133,062

TOTAL INVESTMENTS — 98.4% (d)
(Cost $29,396,506)		30,086,039
OTHER ASSETS & LIABILITIES — 1.6%		497,106

NET ASSETS — 100.0%		$30,583,145

(a)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(b)	The rate shown is the annualized seven-day yield at period end.
(c)	Value is determined based on Level 1 inputs. (Note 2)
(d)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

167

SPDR DB International Government Inflation-Protected Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.8%
AUSTRALIA — 3.7%
Commonwealth of Australia:
3.00%, 9/20/2025	AUD	16,891,200	$19,066,609
4.00%, 8/20/2015	AUD	6,132,549	6,974,565
4.00%, 8/20/2020	AUD	19,916,628	23,938,091

			49,979,265

BRAZIL — 4.8%
Federal Republic of Brazil:
6.00%, 5/15/2017	BRL	57,829,712	36,092,185
6.00%, 8/15/2024	BRL	32,137,885	20,140,821
6.00%, 5/15/2035	BRL	14,001,030	8,877,899

			65,110,905

CANADA — 4.7%
Government of Canada:
2.00%, 12/1/2041	CAD	9,068,677	11,675,432
3.00%, 12/1/2036	CAD	8,916,095	13,210,286
4.00%, 12/1/2031	CAD	11,804,024	19,050,699
4.25%, 12/1/2021	CAD	6,113,529	8,507,689
4.25%, 12/1/2026	CAD	7,961,143	12,228,689

			64,672,795

CHILE — 3.8%
Republic of Chile:
3.00%, 5/1/2017	CLP	2,035,758,840	4,394,357
3.00%, 1/1/2018	CLP	13,681,175,000	29,568,723
3.00%, 3/1/2028	CLP	3,436,711,160	7,180,758
3.00%, 1/1/2030	CLP	3,064,583,200	6,390,108
5.00%, 1/1/2016	CLP	1,751,190,400	4,107,787

			51,641,733

FRANCE — 17.4%
Republic of France:
1.00%, 7/25/2017	EUR	37,689,426	55,728,660
1.60%, 7/25/2015	EUR	26,027,623	39,296,512
1.80%, 7/25/2040	EUR	8,698,848	13,233,788
2.25%, 7/25/2020	EUR	48,518,100	76,952,729
2.50%, 7/25/2013	EUR	8,215,183	12,492,616
3.00%, 7/25/2012	EUR	4,885,771	7,324,119
3.15%, 7/25/2032	EUR	8,248,389	15,178,858
3.40%, 7/25/2029	EUR	8,954,146	16,907,316

			237,114,598

GERMANY — 4.9%
Federal Republic of Germany:
1.50%, 4/15/2016	EUR	26,069,409	39,499,447
1.75%, 4/15/2020	EUR	12,023,305	18,754,193
2.25%, 4/15/2013	EUR	5,376,457	8,050,339

			66,303,979

GREECE — 2.9%
Republic of Greece:
2.30%, 7/25/2030	EUR	26,030,477	15,205,551
2.90%, 7/25/2025	EUR	40,843,732	24,101,418

			39,306,969

ISRAEL — 4.8%
State of Israel:
4.00%, 7/30/2021	ILS	64,015,956	21,203,024
4.00%, 7/31/2024	ILS	65,345,604	21,804,533
5.00%, 4/30/2015	ILS	65,428,368	21,748,216

			64,755,773

ITALY — 4.7%
Republic of Italy:
2.15%, 9/15/2014	EUR	15,934,500	23,270,114
2.35%, 9/15/2035	EUR	4,143,443	5,354,666
2.60%, 9/15/2023	EUR	25,718,408	36,085,276

			64,710,056

JAPAN — 4.8%
Government of Japan 10 Year Bond 1.10%, 12/10/2016 (a)	JPY	5,082,174,000	64,880,156

MEXICO — 4.6%
United Mexican States:
3.50%, 12/19/2013	MXN	63,594,134	5,709,355
4.50%, 11/22/2035	MXN	253,383,662	23,816,275
5.00%, 6/16/2016	MXN	339,467,794	32,891,062

			62,416,692

POLAND — 2.8%
Republic of Poland:
2.75%, 8/25/2023	PLN	11,359,664	4,038,550
3.00%, 8/24/2016	PLN	90,691,984	34,175,084

			38,213,634

SOUTH AFRICA — 4.2%
Republic of South Africa:
3.45%, 12/7/2033	ZAR	167,392,097	28,378,215
6.25%, 3/31/2013	ZAR	179,835,593	28,823,579

			57,201,794

SOUTH KOREA — 2.7%
Republic of South Korea:
2.75%, 3/10/2017	KRW	24,667,335,866	24,662,835
2.75%, 6/10/2020	KRW	10,662,264,000	11,538,088

			36,200,923

SWEDEN — 4.6%
Kingdom of Sweden:
3.50%, 12/1/2015	SEK	89,663,009	16,138,776
3.50%, 12/1/2028	SEK	48,496,056	11,055,749
4.00%, 12/1/2020	SEK	170,638,706	35,306,920

			62,501,445

TURKEY — 4.9%
Republic of Turkey:
4.00%, 4/1/2020	TRY	28,846,841	19,388,132
9.00%, 5/21/2014	TRY	63,423,123	46,929,018

			66,317,150

UNITED KINGDOM — 18.5%
United Kingdom Treasury Bond:
0.63%, 11/22/2042	GBP	2,040,439	3,326,947
0.75%, 11/22/2047	GBP	4,263,386	7,354,879
1.13%, 11/22/2037	GBP	14,582,114	26,221,107
1.25%, 11/22/2017	GBP	11,102,076	19,693,557
1.25%, 11/22/2027	GBP	49,218,108	85,516,579
1.25%, 11/22/2055	GBP	6,571,650	13,763,076

See accompanying notes to financial statements.

168

SPDR DB International Government Inflation-Protected Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

1.88%, 11/22/2022	GBP	24,982,441	$46,077,567
2.00%, 1/26/2035	GBP	5,865,969	12,555,003
2.50%, 7/26/2016	GBP	3,251,023	6,206,158
2.50%, 4/16/2020	GBP	1,937,588	3,736,441
4.13%, 7/22/2030	GBP	10,507,334	28,076,552

			252,527,866

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $1,250,242,251)			1,343,855,733

	Shares
SHORT TERM INVESTMENT — 0.0% (b)
MONEY MARKET FUND — 0.0% (b)
State Street Institutional Liquid Reserves Fund 0.15% (c)(d)(e) (Cost $678,762)		678,762	678,762

TOTAL INVESTMENTS — 98.8% (f)
(Cost $1,250,921,013)			1,344,534,495
OTHER ASSETS & LIABILITIES — 1.2%			16,316,905

NET ASSETS — 100.0%			$1,360,851,400

(a)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
EUR — Euro Currency
GBP — Great British Pound
ILS — Israeli Shekel
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
PLN — Polish Zloty
SEK — Swedish Krona
TRY — Turkish Lira
ZAR — South African Rand

See accompanying notes to financial statements.

169

SPDR Barclays Capital Short Term International Treasury Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 90.4%
AUSTRALIA — 2.7%
Commonwealth of Australia:
4.75%, 11/15/2012	AUD	1,180,000	$1,263,826
5.50%, 12/15/2013	AUD	2,050,000	2,233,881
6.50%, 5/15/2013	AUD	3,000,000	3,311,557

			6,809,264

AUSTRIA — 2.7%
Republic of Austria:
3.80%, 10/20/2013	EUR	1,900,000	2,872,064
4.13%, 1/15/2014	EUR	600,000	912,892
5.00%, 7/15/2012	EUR	1,910,000	2,865,275

			6,650,231

BELGIUM — 3.3%
Kingdom of Belgium:
4.00%, 3/28/2013	EUR	1,525,000	2,277,793
4.00%, 3/28/2014	EUR	1,630,000	2,442,328
8.00%, 12/24/2012	EUR	2,293,000	3,603,130

			8,323,251

BELGIUM — 0.9%
Kingdom of Belgium 4.25%, 9/28/2013	EUR	1,525,000	2,296,100

CANADA — 3.9%
Government of Canada:
1.75%, 3/1/2013	CAD	3,050,000	3,173,188
2.00%, 9/1/2012	CAD	2,350,000	2,453,316
2.00%, 3/1/2014	CAD	1,000,000	1,042,079
2.50%, 9/1/2013	CAD	1,250,000	1,318,918
3.50%, 6/1/2013	CAD	1,650,000	1,771,318

			9,758,819

DENMARK — 2.5%
Kingdom of Denmark:
4.00%, 11/15/2012	DKK	15,640,000	3,136,926
5.00%, 11/15/2013	DKK	15,500,000	3,229,616

			6,366,542

FRANCE — 4.6%
Republic of France:
3.75%, 1/12/2013	EUR	1,560,000	2,333,689
4.00%, 10/25/2013	EUR	1,650,000	2,508,753
4.00%, 4/25/2014	EUR	1,000,000	1,528,402
4.50%, 7/12/2013	EUR	1,625,000	2,485,934
4.75%, 10/25/2012	EUR	1,700,000	2,565,058

			11,421,836

GERMANY — 10.8%
Federal Republic of Germany:
0.75%, 9/14/2012	EUR	2,450,000	3,521,759
1.00%, 12/14/2012	EUR	1,850,000	2,662,238
1.50%, 3/15/2013	EUR	1,950,000	2,823,756
2.25%, 4/11/2014	EUR	1,650,000	2,424,785
3.75%, 7/4/2013	EUR	2,400,000	3,625,991
4.00%, 10/11/2013	EUR	3,100,000	4,729,686
4.50%, 1/4/2013	EUR	2,450,000	3,709,241
5.00%, 7/4/2012	EUR	2,430,000	3,645,034

			27,142,490

HUNGARY — 1.9%
Republic of Hungary:
5.50%, 2/12/2014	HUF	342,500,000	1,825,290
6.00%, 10/24/2012	HUF	113,500,000	619,473
6.75%, 2/12/2013	HUF	423,250,000	2,334,210

			4,778,973

ITALY — 9.1%
Republic of Italy:
Zero Coupon, 8/31/2012 (a)	EUR	1,650,000	2,325,304
2.25%, 11/1/2013	EUR	1,750,000	2,476,469
2.50%, 7/1/2012	EUR	1,550,000	2,248,614
3.00%, 4/1/2014	EUR	1,200,000	1,714,887
3.75%, 12/15/2013	EUR	1,525,000	2,230,035
4.25%, 10/15/2012	EUR	2,035,000	3,011,605
4.25%, 4/15/2013	EUR	1,946,000	2,880,091
4.25%, 8/1/2013	EUR	1,925,000	2,851,942
4.75%, 2/1/2013	EUR	2,110,000	3,146,980

			22,885,927

JAPAN — 19.7%
Government of Japan 2 Year Bond:
0.10%, 9/15/2012	JPY	450,000,000	5,568,048
0.10%, 10/15/2012	JPY	129,250,000	1,599,150
0.20%, 8/15/2012	JPY	60,000,000	743,285
0.20%, 12/15/2012	JPY	310,000,000	3,840,434
0.20%, 2/15/2013	JPY	178,500,000	2,211,349
0.20%, 3/15/2013	JPY	125,000,000	1,548,557
0.20%, 4/15/2013	JPY	198,450,000	2,458,473
0.20%, 6/15/2013	JPY	80,000,000	991,047
Government of Japan 5 Year Bond:
0.70%, 12/20/2013	JPY	185,950,000	2,330,304
0.80%, 3/20/2013	JPY	325,000,000	4,067,381
0.80%, 3/20/2014	JPY	373,950,000	4,703,685
0.90%, 12/20/2012	JPY	145,000,000	1,814,638
1.00%, 6/20/2013	JPY	325,250,000	4,092,194
1.10%, 9/20/2012	JPY	266,000,000	3,331,792
Government of Japan 10 Year Bond:
1.40%, 9/20/2013	JPY	311,750,000	3,963,753
1.40%, 12/20/2013	JPY	311,650,000	3,970,817
1.50%, 3/20/2014	JPY	167,950,000	2,150,663

			49,385,570

MEXICO — 1.8%
United Mexican States 9.00%, 6/20/2013	MXN	49,100,000	4,477,802

NETHERLANDS — 3.9%
Kingdom of the Netherlands:
1.00%, 1/15/2014	EUR	2,200,000	3,123,482
1.75%, 1/15/2013	EUR	3,115,000	4,525,628
5.00%, 7/15/2012	EUR	1,480,000	2,221,308

			9,870,418

POLAND — 3.3%
Republic of Poland:
Zero Coupon, 10/25/2012 (a)	PLN	10,150,000	3,478,522

See accompanying notes to financial statements.

170

SPDR Barclays Capital Short Term International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

Zero Coupon, 7/25/2013 (a)	PLN	2,650,000	$875,514
5.25%, 4/25/2013	PLN	7,175,000	2,632,765
5.75%, 4/25/2014	PLN	3,675,000	1,367,900

			8,354,701

SINGAPORE — 2.1%
Government of Singapore:
2.25%, 7/1/2013	SGD	3,575,000	3,014,739
2.50%, 10/1/2012	SGD	2,700,000	2,255,987

			5,270,726

SOUTH AFRICA — 1.8%
Republic of South Africa 7.50%, 1/15/2014	ZAR	30,250,000	4,523,774

SOUTH KOREA — 3.9%
Korea Monetary Stabilization Bond:
3.81%, 8/2/2012	KRW	1,650,000,000	1,546,878
3.83%, 4/2/2013	KRW	975,000,000	912,899
3.99%, 2/1/2013	KRW	725,000,000	680,797
Korea Treasury Bond:
3.00%, 12/10/2013	KRW	1,895,000,000	1,744,401
3.75%, 6/10/2013	KRW	1,750,000,000	1,641,093
4.25%, 12/10/2012	KRW	3,503,750,000	3,308,263

			9,834,331

SPAIN — 4.5%
Kingdom of Spain:
2.50%, 10/31/2013	EUR	2,150,000	3,034,888
4.20%, 7/30/2013	EUR	1,550,000	2,271,334
4.25%, 1/31/2014	EUR	700,000	1,025,322
5.00%, 7/30/2012	EUR	1,075,000	1,593,500
6.15%, 1/31/2013	EUR	2,295,000	3,463,561

			11,388,605

SWEDEN — 2.3%
Kingdom of Sweden:
5.50%, 10/8/2012	SEK	28,115,000	4,640,141
6.75%, 5/5/2014	SEK	6,775,000	1,202,462

			5,842,603

TAIWAN — 1.4%
Government of Taiwan:
2.00%, 7/20/2012	TWD	10,000,000	353,080
2.38%, 1/16/2013	TWD	85,000,000	3,032,520

			3,385,600

UNITED KINGDOM — 3.3%
United Kingdom Treasury Bond:
2.25%, 3/7/2014	GBP	1,600,000	2,639,798
4.50%, 3/7/2013	GBP	1,970,000	3,357,120
5.25%, 6/7/2012	GBP	—	—
8.00%, 9/27/2013	GBP	1,200,000	2,226,445

			8,223,363

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $216,773,893)			226,990,926

	Shares
SHORT TERM INVESTMENT — 1.1%
MONEY MARKET FUND — 1.1%
State Street Institutional Liquid Reserves Fund 0.15% (b)(c)(d) (Cost $2,669,507)		2,669,507	2,669,507

TOTAL INVESTMENTS — 91.5% (e)
(Cost $219,443,400)			229,660,433
OTHER ASSETS & LIABILITIES — 8.5%			21,446,069

NET ASSETS — 100.0%			$251,106,502

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

At June 30, 2011, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

					Net Unrealized
			Value at	In Exchange	Appreciation/
Settlement Date	Contracts to Deliver		June 30, 2011	for U.S. $	(Depreciation)	Counterparty

9/2/2011	62,440,000	TWD	$2,175,316	$(2,173,338)	$1,978	Royal Bank of Scotland PLC
9/2/2011	4,500,000	TWD	156,773	(157,673)	(900)	Royal Bank of Scotland PLC

					$1,078

AUD — Australian Dollar
CAD — Canadian Dollar
DKK — Danish Krone
EUR — Euro Currency
GBP — Great British Pound
HUF — Hungarian Forint
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
TWD — Taiwan Dollar
ZAR — South African Rand

See accompanying notes to financial statements.

171

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 94.7%
AUSTRALIA — 3.6%
Commonwealth of Australia:
4.50%, 4/15/2020	AUD	4,250,000	$4,328,825
4.75%, 6/15/2016 (a)	AUD	4,550,000	4,844,583
5.25%, 3/15/2019	AUD	6,035,000	6,507,395
5.50%, 12/15/2013	AUD	4,925,000	5,366,763
5.75%, 5/15/2021	AUD	3,800,000	4,232,718
5.75%, 7/15/2022	AUD	3,500,000	3,900,880
6.00%, 2/15/2017 (a)	AUD	5,130,000	5,776,122
6.25%, 6/15/2014	AUD	5,800,000	6,460,154
6.25%, 4/15/2015	AUD	4,750,000	5,336,869
6.50%, 5/15/2013	AUD	9,305,000	10,271,347

			57,025,656

AUSTRIA — 4.1%
Republic of Austria:
3.20%, 2/20/2017	EUR	1,700,000	2,496,637
3.40%, 10/20/2014	EUR	4,250,000	6,381,837
3.50%, 9/15/2021 (b)	EUR	7,500,000	10,872,236
3.80%, 10/20/2013 (b)	EUR	5,560,000	8,404,566
3.90%, 7/15/2020	EUR	1,800,000	2,710,203
4.00%, 9/15/2016 (b)	EUR	5,200,000	7,960,280
4.15%, 3/15/2037 (b)	EUR	2,850,000	4,080,832
4.30%, 9/15/2017 (b)	EUR	1,325,000	2,055,735
4.65%, 1/15/2018	EUR	7,445,000	11,804,456
5.00%, 7/15/2012 (b)	EUR	1,750,000	2,625,252
6.25%, 7/15/2027	EUR	3,365,000	6,235,032

			65,627,066

BELGIUM — 4.6%
Kingdom of Belgium:
3.25%, 9/28/2016	EUR	2,925,000	4,196,280
3.75%, 9/28/2015	EUR	4,500,000	6,666,551
4.00%, 3/28/2019	EUR	5,770,000	8,457,651
4.00%, 3/28/2022	EUR	6,750,000	9,670,315
4.25%, 9/28/2013	EUR	3,950,000	5,947,275
4.25%, 9/28/2014	EUR	2,000,000	3,021,282
4.25%, 9/28/2021	EUR	675,000	989,883
4.25%, 3/28/2041	EUR	675,000	900,845
5.00%, 9/28/2012	EUR	8,790,000	13,212,521
5.00%, 3/28/2035	EUR	6,025,000	9,085,627
5.50%, 9/28/2017	EUR	6,510,000	10,375,479

			72,523,709

CANADA — 4.1%
Government of Canada:
1.50%, 12/1/2012	CAD	3,500,000	3,630,339
2.00%, 12/1/2014	CAD	6,000,000	6,221,697
2.50%, 9/1/2013	CAD	3,900,000	4,115,023
3.00%, 6/1/2014	CAD	5,500,000	5,883,251
3.25%, 6/1/2021	CAD	3,000,000	3,145,166
3.50%, 6/1/2013	CAD	3,200,000	3,435,283
3.50%, 6/1/2020	CAD	4,000,000	4,299,741
3.75%, 6/1/2019	CAD	5,625,000	6,186,859
4.00%, 6/1/2016	CAD	8,830,000	9,858,200
4.00%, 6/1/2041	CAD	1,500,000	1,684,022
5.00%, 6/1/2037	CAD	5,850,000	7,510,561
5.25%, 6/1/2013	CAD	3,300,000	3,654,688
5.75%, 6/1/2029	CAD	3,990,000	5,390,035

			65,014,865

DENMARK — 3.3%
Kingdom of Denmark:
4.00%, 11/15/2015	DKK	39,350,000	8,153,648
4.00%, 11/15/2017	DKK	32,430,000	6,766,054
4.00%, 11/15/2019	DKK	44,750,000	9,301,478
4.50%, 11/15/2039	DKK	41,735,000	9,162,246
5.00%, 11/15/2013	DKK	74,425,000	15,507,369
7.00%, 11/10/2024	DKK	12,050,000	3,213,785

			52,104,580

FRANCE — 4.6%
French Treasury Note:
2.00%, 7/12/2015	EUR	2,900,000	4,137,289
3.00%, 7/12/2014	EUR	2,750,000	4,094,736
Republic of France:
2.50%, 1/12/2014	EUR	2,600,000	3,825,397
2.50%, 1/15/2015	EUR	4,480,000	6,540,791
2.50%, 10/25/2020	EUR	1,100,000	1,482,845
3.25%, 4/25/2016	EUR	3,450,000	5,137,032
3.50%, 4/25/2020	EUR	1,750,000	2,573,417
3.50%, 4/25/2026	EUR	2,600,000	3,604,122
3.75%, 10/25/2019	EUR	2,430,000	3,650,177
3.75%, 4/25/2021	EUR	1,500,000	2,235,232
4.00%, 4/25/2013	EUR	3,140,000	4,738,724
4.00%, 4/25/2018	EUR	3,250,000	4,989,782
4.00%, 10/25/2038	EUR	2,250,000	3,163,643
4.00%, 4/25/2055	EUR	2,150,000	2,959,758
4.25%, 10/25/2017	EUR	1,500,000	2,328,913
4.25%, 10/25/2018	EUR	2,150,000	3,346,818
4.50%, 4/25/2041	EUR	1,850,000	2,816,868
4.75%, 10/25/2012	EUR	2,750,000	4,149,359
5.00%, 10/25/2016	EUR	1,950,000	3,137,067
5.75%, 10/25/2032	EUR	2,335,000	4,158,927

			73,070,897

GERMANY — 4.6%
Federal Republic of Germany:
0.75%, 9/14/2012	EUR	1,550,000	2,228,052
2.25%, 4/11/2014	EUR	500,000	734,783
2.25%, 4/10/2015	EUR	4,930,000	7,203,937
2.50%, 10/10/2014	EUR	1,800,000	2,661,401
2.50%, 1/4/2021	EUR	700,000	976,359
3.00%, 7/4/2020	EUR	3,250,000	4,741,648
3.25%, 7/4/2042	EUR	500,000	656,956
3.50%, 1/4/2016	EUR	2,000,000	3,059,761
3.50%, 7/4/2019	EUR	2,725,000	4,147,195
3.75%, 7/4/2013	EUR	2,850,000	4,305,864
4.00%, 7/4/2016	EUR	4,000,000	6,252,329
4.00%, 1/4/2037	EUR	3,500,000	5,239,950
4.25%, 7/4/2017	EUR	5,590,000	8,885,134
4.50%, 1/4/2013	EUR	8,660,000	13,111,031
5.50%, 1/4/2031	EUR	1,750,000	3,151,145
5.63%, 1/4/2028	EUR	3,115,000	5,616,852

			72,972,397

See accompanying notes to financial statements.

172

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

ITALY — 10.6%
Republic of Italy:
Zero Coupon, 12/31/2012 (c)	EUR	2,400,000	$3,340,800
2.00%, 12/15/2012	EUR	1,250,000	1,796,907
2.50%, 7/1/2012	EUR	5,250,000	7,616,274
3.00%, 4/1/2014	EUR	2,350,000	3,358,321
3.00%, 6/15/2015	EUR	5,350,000	7,508,090
3.00%, 11/1/2015	EUR	2,100,000	2,927,737
3.50%, 6/1/2014	EUR	3,500,000	5,064,779
3.75%, 12/15/2013	EUR	4,100,000	5,995,503
3.75%, 8/1/2016	EUR	6,250,000	8,959,161
3.75%, 3/1/2021	EUR	3,630,000	4,873,072
3.75%, 8/1/2021	EUR	5,000,000	6,730,054
4.00%, 9/1/2020	EUR	2,250,000	3,107,240
4.00%, 2/1/2037	EUR	10,315,000	11,920,634
4.25%, 8/1/2013	EUR	5,000,000	7,407,641
4.25%, 2/1/2015	EUR	3,850,000	5,674,523
4.25%, 2/1/2019	EUR	3,500,000	5,004,444
4.25%, 9/1/2019	EUR	9,900,000	14,089,257
4.25%, 3/1/2020	EUR	4,000,000	5,655,455
4.50%, 8/1/2018	EUR	1,475,000	2,147,530
4.50%, 2/1/2020	EUR	3,250,000	4,690,805
4.75%, 2/1/2013	EUR	6,720,000	10,022,609
5.00%, 3/1/2025 (b)	EUR	525,000	756,010
5.25%, 8/1/2017	EUR	6,525,000	9,972,065
5.25%, 11/1/2029	EUR	5,000,000	7,173,128
5.75%, 2/1/2033	EUR	4,850,000	7,214,594
6.00%, 5/1/2031	EUR	2,750,000	4,219,532
6.50%, 11/1/2027	EUR	6,135,000	9,950,639

			167,176,804

JAPAN — 21.0%
Government of Japan 2 Year Bond 0.10%, 10/15/2012	JPY	900,000,000	11,135,282
Government of Japan 5 Year Bond:
0.40%, 6/20/2015	JPY	400,000,000	4,965,151
0.40%, 6/20/2016	JPY	175,000,000	2,162,626
0.50%, 12/20/2014	JPY	475,000,000	5,924,519
0.60%, 12/20/2015	JPY	289,750,000	3,621,254
0.60%, 3/20/2016	JPY	480,000,000	5,994,883
1.50%, 6/20/2013	JPY	441,250,000	5,605,077
Government of Japan 10 Year Bond:
1.00%, 9/20/2020	JPY	754,000,000	9,321,806
1.20%, 12/20/2020	JPY	748,250,000	9,389,657
1.30%, 12/20/2019	JPY	347,000,000	4,431,649
1.30%, 3/20/2020	JPY	600,000,000	7,647,051
1.30%, 3/20/2021	JPY	150,000,000	1,894,460
1.40%, 12/20/2013	JPY	975,000,000	12,422,739
1.50%, 9/20/2014	JPY	5,082,200,000	65,392,672
1.50%, 9/20/2015	JPY	625,000,000	8,102,642
1.60%, 12/20/2015	JPY	409,500,000	5,341,800
1.70%, 9/20/2016	JPY	170,000,000	2,238,074
1.70%, 12/20/2016	JPY	1,050,100,000	13,842,895
1.70%, 3/20/2017	JPY	200,000,000	2,639,495
1.70%, 9/20/2017	JPY	948,000,000	12,530,703
1.90%, 6/20/2016	JPY	202,600,000	2,688,080
Government of Japan 20 Year Bond:
1.80%, 9/20/2030	JPY	251,350,000	3,074,385
1.90%, 12/20/2023	JPY	175,000,000	2,291,445
1.90%, 3/20/2029	JPY	804,300,000	10,104,671
1.90%, 9/20/2030	JPY	231,000,000	2,871,425
1.90%, 3/20/2031	JPY	305,000,000	3,779,662
2.10%, 9/20/2024	JPY	200,000,000	2,663,232
2.10%, 9/20/2029	JPY	457,750,000	5,904,164
2.10%, 12/20/2030	JPY	150,000,000	1,921,991
2.30%, 6/20/2027	JPY	2,216,200,000	29,754,708
2.60%, 3/20/2019	JPY	1,228,300,000	17,282,573
2.90%, 9/20/2019	JPY	2,266,200,000	32,544,215
Government of Japan 30 Year Bond:
2.00%, 9/20/2040	JPY	150,000,000	1,842,650
2.20%, 3/20/2041	JPY	60,000,000	769,233
2.30%, 3/20/2039	JPY	287,500,000	3,767,870
2.30%, 3/20/2040	JPY	268,250,000	3,522,040
2.40%, 3/20/2037	JPY	1,032,700,000	13,797,235

			333,184,014

MEXICO — 3.2%
Mexican Bonos:
7.50%, 6/3/2027	MXN	31,750,000	2,682,431
8.00%, 12/19/2013	MXN	35,000,000	3,159,682
8.50%, 5/31/2029	MXN	23,900,000	2,186,558
9.50%, 12/18/2014	MXN	94,750,000	8,996,010
10.00%, 11/20/2036	MXN	45,000,000	4,640,734
United Mexican States:
7.25%, 12/15/2016	MXN	75,850,000	6,744,460
8.50%, 12/13/2018	MXN	48,250,000	4,552,943
9.00%, 12/20/2012	MXN	105,691,000	9,515,218
10.00%, 12/5/2024	MXN	81,220,000	8,535,403

			51,013,439

NETHERLANDS — 4.5%
Kingdom of the Netherlands:
1.75%, 1/15/2013	EUR	8,200,000	11,913,371
3.25%, 7/15/2015	EUR	4,600,000	6,910,734
3.50%, 7/15/2020	EUR	6,180,000	9,146,526
3.75%, 7/15/2014	EUR	7,325,000	11,166,019
3.75%, 1/15/2023	EUR	4,025,000	5,985,035
3.75%, 1/15/2042	EUR	1,700,000	2,403,470
4.00%, 7/15/2018	EUR	3,410,000	5,256,791
4.00%, 1/15/2037	EUR	2,970,000	4,384,422
4.50%, 7/15/2017	EUR	6,080,000	9,625,981
5.50%, 1/15/2028	EUR	2,430,000	4,275,639

			71,067,988

POLAND — 3.4%
Poland Government Bond:
5.25%, 10/25/2017	PLN	16,100,000	5,812,239
5.75%, 4/25/2029	PLN	2,500,000	883,328
Republic of Poland:
Zero Coupon, 7/25/2012 (c)	PLN	12,950,000	4,492,234
Zero Coupon, 1/25/2013 (c)	PLN	10,650,000	3,605,052
5.00%, 10/24/2013	PLN	15,600,000	5,697,952

See accompanying notes to financial statements.

173

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

5.25%, 4/25/2013	PLN	19,123,000	$7,016,914
5.50%, 10/25/2019	PLN	11,525,000	4,135,537
5.75%, 4/25/2014	PLN	21,100,000	7,853,792
5.75%, 9/23/2022	PLN	18,260,000	6,547,154
6.25%, 10/24/2015	PLN	18,715,000	7,080,007

			53,124,209

SOUTH AFRICA — 3.0%
Republic of South Africa:
7.50%, 1/15/2014	ZAR	11,850,000	1,772,123
8.25%, 9/15/2017	ZAR	33,850,000	5,013,835
South Africa Government Bond:
6.25%, 3/31/2036	ZAR	27,500,000	2,986,502
6.75%, 3/31/2021	ZAR	36,500,000	4,765,056
7.25%, 1/15/2020	ZAR	88,285,000	12,060,859
10.50%, 12/21/2026	ZAR	57,600,000	9,829,981
13.50%, 9/15/2015	ZAR	59,725,000	10,663,102

			47,091,458

SPAIN — 4.5%
Kingdom of Spain:
2.50%, 10/31/2013	EUR	3,475,000	4,905,226
3.15%, 1/31/2016	EUR	4,810,000	6,563,716
3.30%, 10/31/2014	EUR	3,500,000	4,944,565
3.80%, 1/31/2017	EUR	2,000,000	2,759,498
4.00%, 4/30/2020	EUR	3,250,000	4,309,132
4.20%, 1/31/2037	EUR	5,635,000	6,339,842
4.40%, 1/31/2015	EUR	2,500,000	3,643,470
4.60%, 7/30/2019	EUR	6,620,000	9,220,540
4.65%, 7/30/2025	EUR	3,000,000	3,898,499
4.70%, 7/30/2041	EUR	3,100,000	3,707,045
5.00%, 7/30/2012	EUR	2,850,000	4,224,628
5.50%, 4/30/2021	EUR	1,825,000	2,659,257
6.00%, 1/31/2029	EUR	3,150,000	4,620,002
6.15%, 1/31/2013	EUR	6,670,000	10,066,209

			71,861,629

SWEDEN — 3.1%
Kingdom of Sweden:
3.50%, 6/1/2022	SEK	30,000,000	5,008,876
3.50%, 3/30/2039	SEK	21,000,000	3,427,865
3.75%, 8/12/2017	SEK	21,385,000	3,574,080
4.25%, 3/12/2019	SEK	61,405,000	10,651,299
4.50%, 8/12/2015	SEK	44,850,000	7,650,880
5.00%, 12/1/2020	SEK	25,750,000	4,772,364
5.50%, 10/8/2012	SEK	24,775,000	4,088,903
6.75%, 5/5/2014	SEK	58,000,000	10,294,137

			49,468,404

TAIWAN — 2.3%
Government of Taiwan:
1.38%, 9/9/2019	TWD	400,000,000	13,803,095
2.00%, 7/20/2014	TWD	365,000,000	13,097,558
2.00%, 7/20/2015	TWD	30,000,000	1,082,052
2.13%, 8/13/2029	TWD	170,000,000	6,224,343
2.38%, 9/21/2017	TWD	50,000,000	1,850,925

			36,057,973

UNITED KINGDOM — 10.2%
United Kingdom Treasury Bond:
2.00%, 1/22/2016	GBP	1,500,000	2,401,072
2.25%, 3/7/2014	GBP	5,875,000	9,693,008
2.75%, 1/22/2015	GBP	4,800,000	7,995,530
3.75%, 9/7/2020	GBP	2,550,000	4,211,804
4.00%, 9/7/2016	GBP	4,500,000	7,855,302
4.00%, 3/7/2022	GBP	3,500,000	5,807,879
4.25%, 12/7/2027	GBP	4,500,000	7,314,330
4.25%, 6/7/2032	GBP	4,500,000	7,249,670
4.25%, 12/7/2040	GBP	4,450,000	7,100,390
4.25%, 12/7/2046	GBP	3,075,000	4,940,217
4.25%, 12/7/2049	GBP	3,025,000	4,861,005
4.25%, 12/7/2055	GBP	4,000,000	6,452,628
4.50%, 3/7/2013	GBP	5,925,000	10,096,922
4.50%, 3/7/2019	GBP	2,950,000	5,223,754
4.50%, 9/7/2034	GBP	2,000,000	3,316,797
4.75%, 9/7/2015	GBP	3,890,000	6,973,644
4.75%, 3/7/2020	GBP	5,600,000	10,011,219
4.75%, 12/7/2030	GBP	2,150,000	3,704,213
4.75%, 12/7/2038	GBP	7,314,000	12,675,543
5.00%, 9/7/2014	GBP	4,500,000	8,023,634
5.00%, 3/7/2018	GBP	4,750,000	8,707,777
5.00%, 3/7/2025	GBP	3,475,000	6,222,975
8.00%, 6/7/2021	GBP	4,500,000	10,075,111

			160,914,424

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $1,384,163,026)			1,499,299,512

	Shares
SHORT TERM INVESTMENTS — 1.0%
MONEY MARKET FUNDS — 1.0%
State Street Navigator Securities Lending Prime Portfolio (d)(e)		4,774,225	4,774,225
State Street Institutional Liquid Reserves Fund 0.15% (e)(f)		11,380,351	11,380,351

TOTAL SHORT TERM INVESTMENTS — (g)
(Cost $16,154,576)			16,154,576

TOTAL INVESTMENTS — 95.7% (h)
(Cost $1,400,317,602)			1,515,454,088
OTHER ASSETS & LIABILITIES — 4.3%			67,619,453

NET ASSETS — 100.0%			$1,583,073,541

See accompanying notes to financial statements.

174

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.3% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Non-income producing security.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Value is determined based on Level 1 inputs. (Note 2)
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

At June 30, 2011, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

					Net Unrealized
			Value at	In Exchange	Appreciation/
Settlement Date	Contracts to Deliver		June 30, 2011	for U.S. $	(Depreciation)	Counterparty

9/2/2011	304,000,000	TWD	$10,590,904	$(10,583,116)	$7,789	BNP Paribas SA
9/2/2011	32,000,000	TWD	1,114,832	(1,122,807)	(7,975)	BNP Paribas SA
9/2/2011	29,000,000	TWD	1,010,317	(1,009,222)	1,094	BNP Paribas SA

					$908

AUD — Australian Dollar
CAD — Canadian Dollar
DKK — Danish Krone
EUR — Euro Currency
GBP — Great British Pound
JPY — Japanese Yen
MXN — Mexican Peso
PLN — Polish Zloty
SEK — Swedish Krona
TWD — Taiwan Dollar
ZAR — South African Rand

See accompanying notes to financial statements.

175

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount		Value

CORPORATE BONDS & NOTES — 97.3%
AUSTRALIA — 3.2%
Australia & New Zealand Banking Group, Ltd.:
2.63%, 11/16/2012	EUR	50,000	$72,886
3.75%, 3/10/2017	EUR	50,000	72,063
5.25%, 5/20/2013	EUR	100,000	151,927
BHP Billiton Finance, Ltd. 6.38%, 4/4/2016	EUR	50,000	81,795
Commonwealth Bank of Australia:
4.25%, 11/10/2016	EUR	100,000	149,786
4.38%, 2/25/2020	EUR	50,000	73,006
National Australia Bank, Ltd.:
3.50%, 1/23/2015	EUR	100,000	146,043
4.00%, 7/13/2020	EUR	50,000	71,033
4.75%, 7/15/2016	EUR	50,000	75,901
4.88%, 1/21/2013	EUR	50,000	75,129
5.50%, 5/20/2015	EUR	50,000	77,992
6.25%, 4/1/2013	AUD	100,000	108,195
Telstra Corp., Ltd.:
4.25%, 3/23/2020	EUR	50,000	72,633
4.75%, 3/21/2017	EUR	50,000	76,420
Westpac Banking Corp.:
4.25%, 9/22/2016	EUR	150,000	223,425
4.88%, 9/28/2012	EUR	100,000	149,549

			1,677,783

AUSTRIA — 0.4%
Erste Group Bank AG 4.75%, 9/18/2013	EUR	50,000	74,967
OMV AG 6.25%, 4/7/2014	EUR	50,000	78,828
Raiffeisen Bank International AG 3.63%, 1/27/2014	EUR	50,000	73,662

			227,457

BELGIUM — 0.3%
Anheuser-Busch InBev NV 6.50%, 6/23/2017	GBP	50,000	91,149
Fortis Bank SA/NV 4.50%, 5/30/2014	EUR	50,000	74,895

			166,044

CANADA — 0.5%
The Toronto-dominion Bank 4.88%, 1/23/2013	EUR	50,000	75,363
The Toronto-Dominion Bank 5.38%, 5/14/2015	EUR	100,000	157,938

			233,301

CAYMAN ISLANDS — 0.2%
Hutchison Whampoa Finance 03/13, Ltd. 5.88%, 7/8/2013	EUR	50,000	76,544

DENMARK — 0.7%
Carlsberg Breweries A/S:
3.38%, 10/13/2017	EUR	50,000	70,477
6.00%, 5/28/2014	EUR	50,000	78,058
Danske Bank A/S 4.75%, 6/4/2014	EUR	150,000	224,848

			373,383

FINLAND — 0.1%
Nokia OYJ 5.50%, 2/4/2014	EUR	50,000	74,894

FRANCE — 11.6%
Autoroutes du Sud de la France 5.63%, 7/4/2022	EUR	100,000	156,804
AXA SA:
4.50%, 1/23/2015	EUR	50,000	75,495
6.00%, 6/18/2013	EUR	50,000	77,521
Banque Federative du Credit Mutuel:
4.13%, 7/20/2020	EUR	100,000	139,411
4.25%, 2/5/2014	EUR	50,000	74,140
4.38%, 5/31/2016	EUR	50,000	74,015
BNP Paribas:
2.88%, 7/13/2015	EUR	50,000	71,011
3.75%, 11/25/2020	EUR	200,000	280,249
5.00%, 12/16/2013	EUR	50,000	75,973
BNP Paribas SA 3.50%, 3/7/2016	EUR	100,000	144,001
Bouygues SA:
4.25%, 7/22/2020	EUR	100,000	144,812
6.13%, 7/3/2015	EUR	50,000	80,178
Carrefour SA:
3.88%, 4/25/2021	EUR	50,000	68,442
4.00%, 4/9/2020	EUR	50,000	69,926
5.13%, 10/10/2014	EUR	50,000	76,833
5.38%, 6/12/2015	EUR	50,000	77,933
Cie de St-Gobain 4.75%, 4/11/2017	EUR	50,000	76,168
Cie Financiere et Industrielle des Autoroutes 5.00%, 5/24/2021	EUR	50,000	75,671
Credit Agricole SA/London:
3.00%, 7/20/2015	EUR	150,000	212,400
6.00%, 6/24/2013	EUR	100,000	153,391
Credit Mutuel Arkea:
5.00%, 6/28/2017	EUR	50,000	75,738
5.38%, 4/22/2014	EUR	50,000	76,324
Dexia Credit Local SA 5.38%, 7/21/2014	EUR	50,000	73,112
France Telecom SA:
3.88%, 4/9/2020	EUR	50,000	70,910
4.75%, 2/21/2017	EUR	100,000	152,884
5.00%, 1/22/2014	EUR	100,000	153,496
5.63%, 5/22/2018	EUR	100,000	159,633
7.25%, 1/28/2013	EUR	100,000	155,836
8.13%, 1/28/2033	EUR	100,000	190,574
GDF Suez:
3.50%, 10/18/2022	EUR	50,000	67,925
4.75%, 2/19/2013	EUR	100,000	150,464
5.63%, 1/18/2016	EUR	50,000	80,020
6.13%, 2/11/2021	GBP	100,000	179,689
6.25%, 1/24/2014	EUR	100,000	157,672
6.38%, 1/18/2021	EUR	50,000	86,031

See accompanying notes to financial statements.

176

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

Gie GDF Suez Alliance 5.75%, 6/24/2023	EUR	50,000	$82,131
HSBC France:
4.88%, 1/15/2014	EUR	50,000	76,289
5.75%, 6/19/2013	EUR	50,000	76,828
Lafarge SA:
5.38%, 11/29/2018	EUR	50,000	72,659
8.88%, 5/27/2014	EUR	50,000	80,960
LVMH Moet Hennessy Louis Vuitton SA 4.38%, 5/12/2014	EUR	50,000	75,534
Sanofi 3.13%, 10/10/2014	EUR	50,000	73,751
Sanofi-Aventis SA:
3.50%, 5/17/2013	EUR	50,000	73,919
4.50%, 5/18/2016	EUR	100,000	153,703
Schneider Electric SA 4.00%, 8/11/2017	EUR	50,000	73,903
Societe Francaise du Radiotelephone 3.38%, 7/18/2012	EUR	50,000	73,065
Societe Generale:
3.00%, 3/31/2015	EUR	100,000	142,149
3.13%, 9/21/2017	EUR	100,000	136,059
3.75%, 8/21/2014	EUR	100,000	146,750
5.25%, 3/28/2013	EUR	100,000	150,310
Societe Generale SA 5.13%, 12/19/2013	EUR	50,000	75,754
Total Capital SA:
3.50%, 2/27/2014	EUR	50,000	74,329
4.75%, 12/10/2013	EUR	50,000	76,230
4.88%, 1/28/2019	EUR	50,000	78,935
Veolia Environnement 5.25%, 4/24/2014	EUR	50,000	77,067
Veolia Environnement SA:
4.38%, 1/16/2017	EUR	50,000	75,203
5.13%, 5/24/2022	EUR	50,000	75,543

			6,055,753

GERMANY — 5.5%
BASF SE 3.75%, 10/8/2012	EUR	50,000	74,054
Bayer AG 4.50%, 5/23/2013	EUR	50,000	75,363
Bertelsmann AG 4.75%, 9/26/2016	EUR	50,000	76,319
BPCE SA 3.75%, 7/21/2017	EUR	50,000	71,427
Commerzbank AG:
3.88%, 3/22/2017	EUR	50,000	70,939
4.00%, 9/16/2020	EUR	100,000	135,206
5.00%, 2/6/2014	EUR	100,000	151,669
Daimler AG:
3.00%, 7/19/2013	EUR	50,000	73,359
4.13%, 1/19/2017	EUR	50,000	74,490
4.63%, 9/2/2014	EUR	150,000	228,043
Deutsche Bank AG:
4.88%, 9/24/2012	EUR	150,000	224,120
5.13%, 8/31/2017	EUR	250,000	389,017
Evonik Degussa GmbH 5.13%, 12/10/2013	EUR	50,000	75,870
EWE AG 4.38%, 10/14/2014	EUR	50,000	75,449
Henkel AG & Co. KGaA 4.63%, 3/19/2014	EUR	100,000	152,519
MAN SE 5.38%, 5/20/2013	EUR	50,000	76,110
Merck Financial Services GmbH:
3.38%, 3/24/2015	EUR	100,000	146,548
4.50%, 3/24/2020	EUR	50,000	73,406
Metro AG 7.63%, 3/5/2015	EUR	50,000	83,273
ThyssenKrupp AG 8.00%, 6/18/2014	EUR	50,000	81,011
Volkswagen Bank GmbH 2.38%, 6/28/2013	EUR	50,000	72,320
Volkswagen Financial Services AG:
3.38%, 7/28/2014	EUR	50,000	73,874
6.88%, 1/15/2014	EUR	50,000	79,505
Volkswagen Leasing GmbH:
2.75%, 7/13/2015	EUR	50,000	71,340
4.88%, 10/18/2012	EUR	100,000	149,389

			2,854,620

HONG KONG — 0.3%
Hutchison Whampoa Finance 09, Ltd. 4.75%, 11/14/2016	EUR	100,000	149,201

IRELAND — 3.0%
GE Capital European Funding:
2.88%, 10/28/2014	EUR	50,000	72,379
2.88%, 9/17/2015	EUR	100,000	142,756
3.50%, 2/14/2013	EUR	100,000	147,222
4.13%, 10/27/2016	EUR	150,000	222,710
4.25%, 2/6/2014	EUR	60,000	89,907
4.25%, 3/1/2017	EUR	50,000	73,914
4.75%, 9/28/2012	EUR	100,000	148,918
4.75%, 7/30/2014	EUR	80,000	121,818
4.88%, 3/6/2013	EUR	50,000	75,123
5.25%, 5/18/2015	EUR	100,000	154,574
5.38%, 1/16/2018	EUR	100,000	155,043
5.38%, 1/23/2020	EUR	100,000	153,987

			1,558,351

ITALY — 7.5%
A2A SpA 4.50%, 11/2/2016	EUR	50,000	73,148
Assicurazioni Generali SpA 5.13%, 9/16/2024	EUR	100,000	144,001
Atlantia SpA:
3.38%, 9/18/2017	EUR	100,000	140,299
5.63%, 5/6/2016	EUR	150,000	236,276
Banca Monte dei Paschi di Siena SpA:
4.75%, 4/30/2014	EUR	150,000	222,798
5.00%, 10/25/2012	EUR	50,000	73,990
Banca Popolaire di Milano Scarl 4.00%, 4/15/2013	EUR	100,000	144,210
Banco Popolare SC:
3.75%, 8/7/2012	EUR	100,000	145,510
4.13%, 10/22/2014	EUR	50,000	71,298
Enel SpA 5.25%, 6/20/2017	EUR	100,000	155,172

See accompanying notes to financial statements.

177

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

ENI SpA:
3.50%, 1/29/2018	EUR	50,000	$70,934
4.00%, 6/29/2020	EUR	100,000	143,168
4.13%, 9/16/2019	EUR	50,000	72,789
4.63%, 4/30/2013	EUR	100,000	150,430
4.75%, 11/14/2017	EUR	50,000	76,086
5.00%, 1/28/2016	EUR	50,000	77,195
5.88%, 1/20/2014	EUR	50,000	77,959
Intesa Sanpaolo SpA:
2.63%, 12/4/2012	EUR	100,000	144,295
3.38%, 1/19/2015	EUR	50,000	71,285
3.75%, 11/23/2016	EUR	100,000	140,669
4.00%, 11/8/2018	EUR	100,000	137,748
4.13%, 4/14/2020	EUR	100,000	135,376
4.75%, 6/15/2017	EUR	50,000	72,846
5.38%, 12/19/2013	EUR	100,000	150,923
Mediobanca SpA 4.88%, 12/20/2012	EUR	50,000	74,367
Telecom Italia SpA:
5.25%, 2/10/2022	EUR	50,000	67,845
6.38%, 6/24/2019	GBP	50,000	80,757
7.38%, 12/15/2017	GBP	50,000	87,819
Terna Rete Elettrica Nazionale SpA 4.75%, 3/15/2021	EUR	50,000	72,716
UniCredit SpA:
3.63%, 8/21/2013	EUR	100,000	145,229
4.38%, 2/10/2014	EUR	100,000	147,574
4.88%, 2/12/2013	EUR	100,000	148,467
5.25%, 1/14/2014	EUR	100,000	150,461

			3,903,640

LUXEMBOURG — 1.9%
ArcelorMittal:
8.25%, 6/3/2013	EUR	100,000	158,669
9.38%, 6/3/2016	EUR	50,000	86,872
Enel Finance International NV:
4.00%, 9/14/2016	EUR	100,000	147,317
5.75%, 9/14/2040	GBP	50,000	73,482
Enel Finance International SA 5.00%, 9/14/2022	EUR	100,000	145,927
Finmeccanica Finance SA 8.13%, 12/3/2013	EUR	50,000	80,504
Glencore Finance Europe SA 5.25%, 3/22/2017	EUR	50,000	73,399
Novartis Finance SA 4.25%, 6/15/2016	EUR	50,000	76,488
Telecom Italia Finance SA 7.75%, 1/24/2033	EUR	100,000	152,824

			995,482

MEXICO — 0.1%
America Movil SAB de CV 3.75%, 6/28/2017	EUR	50,000	72,084

NETHERLANDS — 20.8%
ABN Amro Bank NV:
2.75%, 10/29/2013	EUR	100,000	144,322
3.63%, 10/6/2017	EUR	100,000	137,594
Allianz Finance II BV:
4.00%, 11/23/2016	EUR	50,000	74,224
4.75%, 7/22/2019	EUR	50,000	75,785
5.00%, 3/6/2013	EUR	100,000	151,006
BASF Finance Europe NV:
5.00%, 9/26/2014	EUR	50,000	77,449
5.13%, 6/9/2015	EUR	100,000	156,086
6.00%, 12/4/2013	EUR	100,000	156,414
Bayer Capital Corp. BV 4.63%, 9/26/2014	EUR	50,000	76,713
BMW Finance NV:
2.88%, 4/18/2013	EUR	100,000	146,192
3.25%, 1/28/2016	EUR	100,000	144,869
3.88%, 1/18/2017	EUR	50,000	73,776
4.00%, 9/17/2014	EUR	100,000	149,570
4.25%, 1/22/2014	EUR	50,000	75,208
4.88%, 10/18/2012	EUR	50,000	74,601
8.88%, 9/19/2013	EUR	50,000	81,986
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands:
3.38%, 1/18/2016	EUR	250,000	363,517
3.88%, 4/20/2016	EUR	280,000	412,141
4.13%, 7/14/2025	EUR	410,000	566,133
4.25%, 4/25/2013	EUR	200,000	300,486
4.25%, 4/22/2014	EUR	100,000	151,156
4.38%, 1/22/2014	EUR	250,000	377,677
4.75%, 1/15/2018	EUR	200,000	305,048
Daimler International Finance BV 7.88%, 1/16/2014	EUR	50,000	81,257
Deutsche Telekom International Finance BV:
4.00%, 1/19/2015	EUR	50,000	75,077
4.25%, 7/13/2022	EUR	100,000	140,519
4.50%, 10/25/2013	EUR	50,000	75,630
5.75%, 4/14/2015	EUR	100,000	157,865
6.00%, 1/20/2017	EUR	50,000	80,784
6.50%, 4/8/2022	GBP	50,000	88,593
Diageo Capital BV 5.50%, 7/1/2013	EUR	100,000	152,799
E.ON International Finance BV:
5.13%, 10/2/2012	EUR	50,000	75,147
5.13%, 5/7/2013	EUR	50,000	76,077
5.25%, 9/8/2015	EUR	50,000	78,510
5.50%, 1/19/2016	EUR	50,000	79,131
5.50%, 10/2/2017	EUR	150,000	239,814
5.75%, 5/7/2020	EUR	50,000	81,914
5.88%, 10/30/2037	GBP	50,000	82,643
6.00%, 10/30/2019	GBP	50,000	89,905
6.38%, 6/7/2032	GBP	50,000	89,193
6.75%, 1/27/2039	GBP	50,000	92,415
EADS Finance BV 4.63%, 8/12/2016	EUR	50,000	76,200
EDP Finance BV:
4.75%, 9/26/2016	EUR	50,000	64,121
5.50%, 2/18/2014	EUR	50,000	71,835
Fortis Bank Nederland NV:
4.00%, 2/3/2015	EUR	100,000	145,906
4.63%, 7/9/2014	EUR	100,000	150,549
Generali Finance BV 4.75%, 5/12/2014	EUR	50,000	75,310

See accompanying notes to financial statements.

178

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

HIT Finance BV 4.88%, 10/27/2021	EUR	50,000	$65,683
ING Bank NV:
2.25%, 9/23/2013	EUR	100,000	143,188
3.38%, 3/3/2015	EUR	100,000	144,606
ING Groep NV:
4.75%, 5/31/2017	EUR	100,000	148,449
5.63%, 9/3/2013	EUR	100,000	152,054
KBC Internationale Financieringsmaatschappij NV:
3.88%, 3/31/2015	EUR	50,000	71,523
4.50%, 9/17/2014	EUR	100,000	146,897
Koninklijke KPN NV:
3.75%, 9/21/2020	EUR	100,000	135,664
4.75%, 1/17/2017	EUR	100,000	151,360
Linde Finance BV 4.75%, 4/24/2017	EUR	50,000	77,721
Nomura Europe Finance NV 5.13%, 12/9/2014	EUR	50,000	74,557
Portugal Telecom International Finance BV 6.00%, 4/30/2013	EUR	50,000	70,865
Repsol International Finance BV:
4.63%, 10/8/2014	EUR	50,000	75,264
5.00%, 7/22/2013	EUR	50,000	75,307
6.50%, 3/27/2014	EUR	50,000	78,661
Royal Bank Of Scotland NV:
4.25%, 5/11/2016	EUR	50,000	72,025
4.75%, 1/4/2014	EUR	100,000	148,759
RWE Finance BV:
5.00%, 2/10/2015	EUR	50,000	76,995
5.75%, 11/20/2013	EUR	50,000	77,615
6.13%, 10/26/2012	EUR	50,000	76,184
6.13%, 7/6/2039	GBP	50,000	84,918
6.25%, 6/3/2030	GBP	50,000	85,102
6.50%, 8/10/2021	EUR	50,000	85,227
6.63%, 1/31/2019	EUR	100,000	170,421
Schlumberger Finance BV:
2.75%, 12/1/2015	EUR	50,000	71,735
4.50%, 3/25/2014	EUR	50,000	76,037
Shell International Finance BV:
3.00%, 5/14/2013	EUR	100,000	147,188
4.38%, 5/14/2018	EUR	100,000	153,224
4.50%, 2/9/2016	EUR	50,000	77,112
4.63%, 5/22/2017	EUR	100,000	155,712
Siemens Financieringsmaatschappij NV:
4.13%, 2/20/2013	EUR	100,000	149,370
5.13%, 2/20/2017	EUR	100,000	158,121
5.38%, 6/11/2014	EUR	50,000	78,110
5.63%, 6/11/2018	EUR	50,000	81,771
Telefonica Europe BV 5.13%, 2/14/2013	EUR	50,000	75,091
ThyssenKrupp Finance Nederland BV:
6.75%, 2/25/2013	EUR	50,000	76,938
8.50%, 2/25/2016	EUR	50,000	83,833
Volkswagen International Finance NV:
3.50%, 2/2/2015	EUR	50,000	73,744
4.88%, 5/22/2013	EUR	50,000	75,804
5.38%, 11/15/2013	EUR	50,000	77,123
7.00%, 2/9/2016	EUR	50,000	83,439

			10,876,544

NORWAY — 1.6%
DnB NOR Bank ASA:
3.88%, 6/29/2020	EUR	150,000	211,489
4.50%, 5/29/2014	EUR	100,000	152,158
5.88%, 6/20/2013	EUR	100,000	154,009
Statoil ASA:
4.38%, 3/11/2015	EUR	100,000	152,780
5.63%, 3/11/2021	EUR	50,000	83,201
Telenor ASA 4.88%, 5/29/2017	EUR	50,000	76,907

			830,544

PORTUGAL — 0.2%
Banco Espirito Santo SA 5.63%, 6/5/2014	EUR	100,000	120,613

SPAIN — 5.3%
Abertis Infraestructuras SA:
4.63%, 10/14/2016	EUR	50,000	69,479
5.13%, 6/12/2017	EUR	50,000	69,733
BBVA Senior Finance SAU:
2.75%, 9/10/2012	EUR	100,000	143,785
3.25%, 4/23/2015	EUR	50,000	68,238
4.88%, 1/23/2014	EUR	150,000	220,361
Caja Ahorros Barcelona 3.75%, 11/5/2013	EUR	50,000	71,693
Criteria Caixacorp SA 4.13%, 11/20/2014	EUR	50,000	71,078
Gas Natural Capital Markets SA:
4.38%, 11/2/2016	EUR	50,000	69,851
5.25%, 7/9/2014	EUR	100,000	148,608
Iberdrola Finanzas SAU:
4.13%, 3/23/2020	EUR	50,000	68,275
4.88%, 3/4/2014	EUR	50,000	75,004
7.50%, 11/25/2015	EUR	50,000	82,163
Santander International Debt SA Unipersonal:
2.88%, 9/20/2013	EUR	100,000	141,793
3.50%, 8/12/2014	EUR	100,000	141,361
3.50%, 3/10/2015	EUR	100,000	139,097
3.75%, 2/28/2013	EUR	100,000	144,931
4.13%, 10/4/2017	EUR	50,000	68,311
Telefonica Emisiones SAU:
3.41%, 3/24/2015	EUR	50,000	70,632
3.66%, 9/18/2017	EUR	50,000	68,063
4.38%, 2/2/2016	EUR	50,000	72,835
4.67%, 2/7/2014	EUR	50,000	73,811
4.69%, 11/11/2019	EUR	50,000	70,362
4.75%, 2/7/2017	EUR	100,000	145,131
5.38%, 2/2/2018	GBP	50,000	81,993
5.43%, 2/3/2014	EUR	100,000	151,641
5.50%, 4/1/2016	EUR	50,000	75,276
5.58%, 6/12/2013	EUR	100,000	151,221

			2,754,726

See accompanying notes to financial statements.

179

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

SWEDEN — 2.7%
Akzo Nobel Sweden Finance AB 7.75%, 1/31/2014	EUR	50,000	$80,949
Nordea Bank AB:
2.75%, 8/11/2015	EUR	100,000	141,572
3.00%, 8/6/2012	EUR	50,000	72,990
3.63%, 2/11/2016	EUR	100,000	146,433
3.75%, 2/24/2017	EUR	50,000	72,475
4.00%, 6/29/2020	EUR	50,000	71,320
4.50%, 5/12/2014	EUR	100,000	150,832
Skandinaviska Enskilda Banken AB 5.50%, 5/6/2014	EUR	100,000	154,371
Svenska Handelsbanken AB:
3.00%, 8/20/2012	EUR	50,000	73,001
3.75%, 2/24/2017	EUR	100,000	145,971
4.88%, 3/25/2014	EUR	100,000	152,971
Swedbank AB 3.13%, 3/4/2013	EUR	50,000	73,044
Volvo Treasury AB 5.00%, 5/31/2017	EUR	50,000	76,131

			1,412,060

SWITZERLAND — 0.8%
Roche Kapitalmarkt AG 4.50%, 3/23/2017	CHF	70,000	94,875
Swisscom AG 3.25%, 9/14/2018	CHF	50,000	63,123
UBS AG/London:
5.63%, 5/19/2014	EUR	50,000	77,521
6.63%, 4/11/2018	GBP	100,000	179,527

			415,046

UNITED KINGDOM — 14.8%
Abbey National Treasury Services PLC/London 3.38%, 10/20/2015	EUR	100,000	139,652
Anglo American Capital PLC 5.88%, 4/17/2015	EUR	50,000	78,311
Bank of Scotland PLC 5.63%, 5/23/2013	EUR	100,000	150,466
Barclays Bank PLC:
3.50%, 3/18/2015	EUR	100,000	144,203
4.00%, 1/20/2017	EUR	50,000	71,596
4.88%, 8/13/2019	EUR	150,000	220,650
5.25%, 5/27/2014	EUR	100,000	152,208
5.75%, 8/17/2021	GBP	100,000	160,677
BAT International Finance PLC:
5.38%, 6/29/2017	EUR	50,000	78,902
5.88%, 3/12/2015	EUR	50,000	78,979
BG Energy Capital PLC 5.13%, 12/1/2025	GBP	50,000	79,528
BP Capital Markets PLC:
3.10%, 10/7/2014	EUR	100,000	145,595
3.83%, 10/6/2017	EUR	100,000	145,380
British Telecommunications PLC:
5.25%, 1/22/2013	EUR	50,000	75,383
6.50%, 7/7/2015	EUR	100,000	161,387
Centrica PLC 7.00%, 9/19/2033	GBP	50,000	94,488
Credit Suisse AG/Guernsey 2.88%, 9/24/2015	EUR	100,000	142,113
Credit Suisse AG/London:
5.13%, 9/18/2017	EUR	100,000	153,791
6.13%, 8/5/2013	EUR	150,000	232,122
Credit Suisse/London:
3.88%, 1/25/2017	EUR	150,000	217,317
4.75%, 8/5/2019	EUR	100,000	148,543
GlaxoSmithKline Capital PLC:
3.88%, 7/6/2015	EUR	50,000	74,733
5.13%, 12/13/2012	EUR	100,000	150,977
5.25%, 12/19/2033	GBP	100,000	161,236
5.25%, 4/10/2042	GBP	50,000	79,216
5.63%, 12/13/2017	EUR	50,000	81,428
HSBC Bank PLC:
3.13%, 11/15/2017	EUR	50,000	69,988
3.75%, 11/30/2016	EUR	100,000	146,567
4.00%, 1/15/2021	EUR	50,000	70,840
HSBC Holdings PLC 4.50%, 4/30/2014	EUR	100,000	150,595
Imperial Tobacco Finance PLC:
4.38%, 11/22/2013	EUR	50,000	74,864
8.38%, 2/17/2016	EUR	100,000	172,726
9.00%, 2/17/2022	GBP	50,000	102,956
Lloyds TSB Bank PLC:
3.25%, 11/26/2012	EUR	50,000	72,714
3.75%, 9/7/2015	EUR	150,000	211,319
5.38%, 9/3/2019	EUR	100,000	142,700
6.38%, 6/17/2016	EUR	100,000	152,352
6.50%, 9/17/2040	GBP	50,000	73,427
Morgan Stanley 4.50%, 10/29/2014	EUR	50,000	73,772
Nationwide Building Society:
3.75%, 1/20/2015	EUR	50,000	71,487
5.63%, 9/9/2019	GBP	50,000	81,286
SABMiller PLC 4.50%, 1/20/2015	EUR	50,000	75,412
Scottish & Southern Energy PLC 5.75%, 2/5/2014	GBP	50,000	86,879
Standard Chartered PLC 5.75%, 4/30/2014	EUR	100,000	155,438
Tesco PLC:
5.63%, 9/12/2012	EUR	100,000	150,525
5.88%, 9/12/2016	EUR	50,000	81,052
The Royal Bank of Scotland Group PLC:
5.25%, 5/15/2013	EUR	100,000	149,780
5.38%, 9/30/2019	EUR	50,000	70,066
The Royal Bank of Scotland PLC:
4.75%, 5/18/2016	EUR	150,000	217,943
4.88%, 7/15/2015	EUR	50,000	72,613
4.88%, 1/20/2017	EUR	50,000	71,410
5.50%, 3/23/2020	EUR	50,000	70,665
5.75%, 5/21/2014	EUR	50,000	75,916
6.63%, 9/17/2018	GBP	100,000	170,805
6.88%, 5/17/2025	GBP	50,000	80,671
UBS AG/London:
3.50%, 7/15/2015	EUR	100,000	145,909
4.63%, 7/6/2012	EUR	50,000	74,037

See accompanying notes to financial statements.

180

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

4.88%, 1/21/2013	EUR	70,000	$104,752
6.00%, 4/18/2018	EUR	100,000	161,461
6.25%, 9/3/2013	EUR	100,000	155,222
Virgin Media Secured Finance PLC 7.00%, 1/15/2018	GBP	50,000	84,888
Vodafone Group PLC:
3.63%, 11/29/2012	EUR	50,000	73,688
4.63%, 9/8/2014	GBP	50,000	84,960
4.65%, 1/20/2022	EUR	50,000	74,164
6.25%, 1/15/2016	EUR	50,000	81,281
6.88%, 12/4/2013	EUR	50,000	79,494

			7,735,505

UNITED STATES — 15.8%
3M Co. 5.00%, 7/14/2014	EUR	50,000	77,471
American Express Credit Corp. 5.38%, 10/1/2014	GBP	50,000	85,597
ASIF III Jersey, Ltd. 4.75%, 9/11/2013	EUR	50,000	74,479
AT&T, Inc.:
4.38%, 3/15/2013	EUR	50,000	74,729
5.88%, 4/28/2017	GBP	50,000	88,612
6.13%, 4/2/2015	EUR	100,000	160,655
BAA Funding, Ltd. 6.75%, 12/3/2028	GBP	50,000	86,763
Bank of America Corp.:
4.63%, 2/18/2014	EUR	50,000	74,271
4.63%, 8/7/2017	EUR	150,000	211,562
4.75%, 4/3/2017	EUR	50,000	71,593
5.13%, 9/26/2014	EUR	50,000	75,118
6.13%, 9/15/2021	GBP	50,000	81,542
7.00%, 6/15/2016	EUR	50,000	79,089
7.00%, 7/31/2028	GBP	50,000	82,234
BMW US Capital LLC 5.00%, 5/28/2015	EUR	100,000	154,939
Citigroup, Inc.:
3.50%, 8/5/2015	EUR	50,000	70,912
3.95%, 10/10/2013	EUR	50,000	73,334
4.00%, 11/26/2015	EUR	150,000	215,708
4.38%, 1/30/2017	EUR	50,000	72,268
5.00%, 8/2/2019	EUR	150,000	215,640
6.40%, 3/27/2013	EUR	100,000	152,560
6.80%, 6/25/2038	GBP	50,000	82,383
7.38%, 6/16/2014	EUR	50,000	79,711
7.38%, 9/4/2019	EUR	100,000	165,319
Daimler Finance North America LLC 4.38%, 3/21/2013	EUR	50,000	74,702
HSBC Finance Corp.:
3.75%, 11/4/2015	EUR	50,000	73,066
4.88%, 5/30/2017	EUR	50,000	75,144
Johnson & Johnson 4.75%, 11/6/2019	EUR	50,000	78,671
JPMorgan Chase & Co.:
3.88%, 9/23/2020	EUR	150,000	205,483
5.25%, 5/8/2013	EUR	100,000	151,464
5.25%, 1/14/2015	EUR	50,000	77,077
6.13%, 4/1/2014	EUR	50,000	78,105
Merck & Co., Inc. 5.38%, 10/1/2014	EUR	100,000	156,258
Merrill Lynch & Co., Inc.:
4.45%, 1/31/2014	EUR	100,000	147,747
4.63%, 10/2/2013	EUR	50,000	74,329
4.88%, 5/30/2014	EUR	50,000	74,792
6.75%, 5/21/2013	EUR	50,000	76,932
7.75%, 4/30/2018	GBP	50,000	89,860
Morgan Stanley:
4.00%, 11/17/2015	EUR	50,000	71,161
4.38%, 10/12/2016	EUR	50,000	70,936
4.50%, 2/23/2016	EUR	100,000	143,470
5.38%, 8/10/2020	EUR	100,000	142,086
5.50%, 10/2/2017	EUR	50,000	74,344
NYSE Euronext 5.38%, 6/30/2015	EUR	50,000	76,861
Pfizer, Inc.:
3.63%, 6/3/2013	EUR	50,000	74,042
4.75%, 6/3/2016	EUR	100,000	154,668
5.75%, 6/3/2021	EUR	100,000	166,251
6.50%, 6/3/2038	GBP	100,000	184,241
Roche Holdings, Inc.:
4.63%, 3/4/2013	EUR	250,000	375,326
5.50%, 3/4/2015	GBP	50,000	88,338
5.63%, 3/4/2016	EUR	150,000	240,887
6.50%, 3/4/2021	EUR	50,000	87,857
The Goldman Sachs Group, Inc.:
3.75%, 2/4/2013	EUR	100,000	146,378
4.00%, 2/2/2015	EUR	80,000	115,629
4.38%, 3/16/2017	EUR	50,000	70,492
4.50%, 1/30/2017	EUR	50,000	71,206
4.75%, 1/28/2014	EUR	50,000	74,575
5.13%, 10/16/2014	EUR	50,000	74,909
5.13%, 10/23/2019	EUR	100,000	142,318
5.38%, 2/15/2013	EUR	100,000	149,633
6.38%, 5/2/2018	EUR	50,000	77,639
The Procter & Gamble Co.:
3.38%, 12/7/2012	EUR	100,000	147,248
4.50%, 5/12/2014	EUR	50,000	76,185
4.88%, 5/11/2027	EUR	50,000	75,539
5.13%, 10/24/2017	EUR	50,000	79,664
Toyota Motor Credit Corp. 6.63%, 2/3/2016	EUR	150,000	247,329
Wal Mart Stores, Inc. 4.88%, 1/19/2039	GBP	50,000	76,492
Wal-Mart Stores, Inc.:
5.25%, 9/28/2035	GBP	100,000	158,974
5.63%, 3/27/2034	GBP	50,000	84,029
Wells Fargo & Co.:
4.13%, 11/3/2016	EUR	50,000	73,671
4.63%, 11/2/2035	GBP	50,000	68,172
Wells Fargo Bank NA 6.00%, 5/23/2013	EUR	100,000	153,891
Zurich Finance USA, Inc. 4.50%, 9/17/2014	EUR	50,000	75,547

			8,230,107

TOTAL CORPORATE BONDS & NOTES —
(Cost $49,386,650)			50,793,682

See accompanying notes to financial statements.

181

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value
SHORT TERM INVESTMENT — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Liquid Reserves Fund 0.15% (a)(b)(c) (Cost $47,951)	47,951	$47,951

TOTAL INVESTMENTS — 97.4% (d)
(Cost $49,434,601)		50,841,633
OTHER ASSETS & LIABILITIES — 2.6%		1,366,633

NET ASSETS — 100.0%		$52,208,266

(a)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(b)	The rate shown is the annualized seven-day yield at period end.
(c)	Value is determined based on Level 1 inputs. (Note 2)
(d)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

At June 30, 2011, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

					Net Unrealized
					Appreciation/
Settlement Date	Contracts to Deliver		In Exchange for		(Depreciation)	Counterparty

7/6/2011	97,700,000	JPY	841,275	EUR	$9,925	JP Morgan Chase Bank
7/6/2011	627,788	EUR	73,700,000	JPY	2,413	UBS AG London
7/6/2011	60,835	EUR	7,000,000	JPY	(1,522)	Citibank N.A.
7/6/2011	145,899	EUR	17,000,000	JPY	(1,024)	Credit Suisse London
8/8/2011	842,229	EUR	97,700,000	JPY	(9,972)	JP Morgan Chase Bank
8/8/2011	68,791	EUR	8,000,000	JPY	(566)	Credit Suisse London

					$(746)

EUR — Euro Currency
GBP — Great British Pound
JPY — Japanese Yen

See accompanying notes to financial statements.

182

SPDR Barclays Capital Emerging Markets Local Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 95.2%
BRAZIL — 11.6%
Brazil Notas do Tesouro Nacional Series F:
10.00%, 1/1/2013	BRL	1,520,000	$892,888
10.00%, 1/1/2014	BRL	1,230,000	707,087
10.00%, 1/1/2015	BRL	1,650,000	932,590
10.00%, 1/1/2017	BRL	750,000	411,997
10.00%, 1/1/2021	BRL	680,000	359,352

			3,303,914

CHILE — 2.3%
Chile Government International Bond:
5.50%, 1/15/2013	USD	405,000	431,123
5.50%, 8/5/2020	CLP	100,000,000	215,270

			646,393

COLOMBIA — 4.4%
Colombia Government International Bond:
7.75%, 4/14/2021	COP	395,000,000	253,002
9.85%, 6/28/2027	COP	90,000,000	64,992
12.00%, 10/22/2015	COP	1,310,000,000	937,425

			1,255,419

CZECH REPUBLIC — 4.5%
Czech Republic Government Bond:
2.80%, 9/16/2013	CZK	2,650,000	160,217
3.40%, 9/1/2015	CZK	5,500,000	335,541
3.70%, 6/16/2013	CZK	1,300,000	80,075
3.85%, 9/29/2021	CZK	1,200,000	71,348
4.00%, 4/11/2017	CZK	2,400,000	149,183
4.20%, 12/4/2036	CZK	600,000	34,679
5.00%, 4/11/2019	CZK	2,500,000	162,437
5.70%, 5/25/2024	CZK	4,200,000	293,544

			1,287,024

EGYPT — 1.7%
Egypt Government International Bond:
5.75%, 4/29/2020	USD	300,000	300,000
8.75%, 7/11/2011	USD	190,000	190,154

			490,154

HUNGARY — 3.9%
Hungary Government Bond:
5.50%, 2/12/2016	HUF	49,000,000	252,048
6.75%, 2/24/2017	HUF	39,000,000	207,376
7.50%, 11/12/2020	HUF	37,200,000	203,758
8.00%, 2/12/2015	HUF	33,500,000	189,104
Republic of Hungary 6.75%, 2/12/2013	HUF	46,500,000	256,446

			1,108,732

INDONESIA — 4.5%
Indonesia Treasury Bond:
7.38%, 9/15/2016	IDR	1,320,000,000	157,080
8.25%, 7/15/2021	IDR	800,000,000	97,202
9.00%, 9/15/2013	IDR	830,000,000	102,258
9.50%, 7/15/2031	IDR	680,000,000	84,222
9.75%, 5/15/2037	IDR	1,250,000,000	155,379
10.00%, 9/15/2024	IDR	700,000,000	93,260
10.00%, 2/15/2028	IDR	1,400,000,000	184,026
11.00%, 12/15/2012	IDR	550,000,000	68,714
11.00%, 11/15/2020	IDR	2,400,000,000	343,521

			1,285,662

ISRAEL — 4.2%
Israel Government Bond — Fixed:
4.25%, 8/31/2016	ILS	300,000	86,536
4.50%, 1/30/2015	ILS	1,720,000	508,648
5.00%, 3/31/2013	ILS	510,000	152,833
5.00%, 1/31/2020	ILS	350,000	101,739
6.00%, 2/28/2019	ILS	700,000	217,961
6.25%, 10/30/2026	ILS	400,000	125,997

			1,193,714

MALAYSIA — 6.0%
Malaysia Government Bond:
3.43%, 8/15/2014	MYR	480,000	159,670
3.50%, 5/31/2027	MYR	600,000	183,126
3.70%, 2/25/2013	MYR	510,000	170,659
3.74%, 2/27/2015	MYR	1,825,000	612,520
4.26%, 9/15/2016	MYR	460,000	157,512
4.38%, 11/29/2019	MYR	840,000	288,751
4.50%, 4/15/2030	MYR	100,000	33,934
5.09%, 4/30/2014	MYR	300,000	104,273

			1,710,445

MEXICO — 8.3%
Mexican Bonos:
6.00%, 6/18/2015	MXN	2,500,000	213,030
6.50%, 6/10/2021	MXN	500,000	40,979
7.50%, 6/3/2027	MXN	3,320,000	280,493
7.75%, 12/14/2017	MXN	1,200,000	109,306
8.00%, 6/11/2020	MXN	3,800,000	346,837
8.50%, 5/31/2029	MXN	2,000,000	182,975
9.50%, 12/18/2014	MXN	7,000,000	664,613
10.00%, 11/20/2036	MXN	2,300,000	237,193
United Mexican States 9.00%, 6/20/2013	MXN	3,300,000	300,952

			2,376,378

PERU — 2.1%
Peru Government Bond:
6.95%, 8/12/2031	PEN	120,000	42,036
7.84%, 8/12/2020	PEN	540,000	216,346
8.20%, 8/12/2026	PEN	880,000	355,426

			613,808

PHILIPPINES — 3.7%
Philippine Government Bond:
6.25%, 1/27/2014	PHP	1,000,000	24,179
7.00%, 1/27/2016	PHP	10,600,000	265,959
7.75%, 2/18/2020	PHP	1,500,000	38,272
7.88%, 2/19/2019	PHP	12,000,000	309,534
8.13%, 12/16/2035	PHP	12,000,000	279,617
8.75%, 3/3/2013	PHP	5,200,000	129,818

			1,047,379

See accompanying notes to financial statements.

183

SPDR Barclays Capital Emerging Markets Local Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount		Value

POLAND — 9.0%
Poland Government Bond:
5.00%, 4/25/2016	PLN	650,000	$233,596
5.25%, 10/25/2017	PLN	900,000	324,908
5.25%, 10/25/2020	PLN	1,340,000	470,873
5.50%, 4/25/2015	PLN	720,000	265,735
5.75%, 4/25/2029	PLN	280,000	98,933
Republic of Poland:
Zero Coupon, 10/25/2012 (a)	PLN	650,000	222,762
Zero Coupon, 7/25/2013 (a)	PLN	660,000	218,053
5.25%, 4/25/2013	PLN	2,010,000	737,541

			2,572,401

RUSSIA — 3.3%
Russian Foreign Bond — Eurobond 7.85%, 3/10/2018	RUB	25,000,000	939,174

SOUTH AFRICA — 4.4%
South Africa Government Bond:
6.25%, 3/31/2036	ZAR	1,000,000	108,600
6.75%, 3/31/2021	ZAR	1,100,000	143,605
7.00%, 2/28/2031	ZAR	300,000	36,638
7.25%, 1/15/2020	ZAR	2,450,000	334,701
10.50%, 12/21/2026	ZAR	1,000,000	170,659
13.50%, 9/15/2015	ZAR	2,620,000	467,766

			1,261,969

SOUTH KOREA — 12.4%
Korea Monetary Stabilization Bond 3.81%, 8/2/2012	KRW	200,000,000	187,500
Korea Treasury Bond:
3.75%, 6/10/2013	KRW	490,000,000	459,506
4.00%, 3/10/2016	KRW	120,000,000	112,382
4.25%, 9/10/2014	KRW	190,000,000	179,297
4.75%, 12/10/2030	KRW	120,000,000	117,296
5.00%, 6/10/2020	KRW	150,000,000	147,710
5.25%, 3/10/2013	KRW	1,065,000,000	1,021,414
5.25%, 9/10/2015	KRW	420,000,000	411,363
5.50%, 12/10/2029	KRW	220,000,000	233,871
5.75%, 9/10/2018	KRW	660,000,000	675,691

			3,546,030

THAILAND — 4.5%
Thailand Government Bond:
3.13%, 12/11/2015	THB	3,800,000	120,619
3.63%, 5/22/2015	THB	12,900,000	419,040
4.25%, 3/13/2013	THB	1,600,000	52,538
4.88%, 6/22/2029	THB	5,300,000	190,316
5.13%, 3/13/2018	THB	2,500,000	87,522
5.40%, 7/27/2016	THB	1,100,000	38,431
5.85%, 3/31/2021	THB	10,200,000	385,225

			1,293,691

TURKEY — 4.4%
Turkey Government Bond:
Zero Coupon, 8/8/2012 (a)	TRY	70,000	39,174
Zero Coupon, 11/7/2012 (a)	TRY	650,000	355,211
Zero Coupon, 2/20/2013 (a)	TRY	350,000	186,604
8.00%, 10/9/2013	TRY	650,000	391,341
9.00%, 1/27/2016	TRY	320,000	194,680
10.50%, 1/15/2020	TRY	150,000	98,184

			1,265,194

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $26,863,067)			27,197,481

	Shares
SHORT TERM INVESTMENT — 1.8%
MONEY MARKET FUND — 1.8%
State Street Institutional Liquid Reserves Fund 0.15% (b)(c)(d) (Cost $510,500)		510,500	510,500

TOTAL INVESTMENTS — 97.0% (e)
(Cost $27,373,567)			27,707,981
OTHER ASSETS & LIABILITIES — 3.0%			856,039

NET ASSETS — 100.0%			$28,564,020

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

184

SPDR Barclays Capital Emerging Markets Local Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

At June 30, 2011, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

					Net Unrealized
Settlement			Value at	In Exchange	Appreciation/
Date	Contracts to Deliver		June 30, 2011	for U.S. $	(Depreciation)	Counterparty

7/5/2011	175,000,000	CLP	$373,493	$(375,054)	$(1,561)	UBS AG London
7/5/2011	19,200,000	CLP	40,978	(40,982)	(4)	UBS AG London
7/5/2011	3,950,000	EGP	661,808	(661,276)	532	UBS AG London
7/5/2011	475,000	EGP	79,584	(79,698)	(114)	UBS AG London
7/5/2011	540,000	EGP	90,475	(90,428)	47	UBS AG London
7/5/2011	6,900,000	RUB	247,175	(245,687)	1,488	UBS AG London
7/5/2011	3,400,000	RUB	121,796	(121,858)	(62)	UBS AG London
8/3/2011	138,700,000	CLP	294,930	(295,044)	(114)	UBS AG London
8/3/2011	5,300,000	EGP	883,974	(881,717)	2,257	UBS AG London
8/3/2011	10,300,000	RUB	367,935	(367,916)	19	UBS AG London

					$2,488

Forward Foreign Currency Contracts to Sell:

					Net Unrealized
Settlement			Value at	In Exchange	Appreciation/
Date	Contracts to Deliver		June 30, 2011	for U.S. $	(Depreciation)	Counterparty

7/5/2011	170,200,000	CLP	$363,248	$363,248	$—	UBS AG London
7/5/2011	24,000,000	CLP	51,222	51,164	(58)	UBS AG London
7/5/2011	4,965,000	EGP	831,867	831,867	—	UBS AG London
7/5/2011	10,300,000	RUB	368,971	368,971	—	UBS AG London

					$(58)

					$2,430

BRL — Brazilian Real
CLP — Chilean Peso
COP — Colombian Peso
CZK — Czech Koruna
EGP — Egyptian Pound
HUF — Hungarian Forint
IDR — Indonesian Rupiah
ILS — Israeli Shekel
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
PEN — Peruvian Nuevo Sol
PHP — Philippine Peso
PLN — Polish Zloty
RUB — Russian Ruble
THB — Thai Baht
TRY — Turkish Lira
ZAR — South African Rand

See accompanying notes to financial statements.

185

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 96.7%
AEROSPACE & DEFENSE — 1.5%
BE Aerospace, Inc.:
6.88%, 10/1/2020	$6,500,000	$6,808,750
8.50%, 7/1/2018	12,574,000	13,721,377
Bombardier, Inc. 7.75%, 3/15/2020 (a)	27,480,000	30,915,000
TransDigm, Inc. 7.75%, 12/15/2018 (a)	50,050,000	52,552,500

		103,997,627

AIRLINES — 1.4%
Air Canada 9.25%, 8/1/2015 (a)	18,685,000	19,128,769
American Airlines, Inc. 7.50%, 3/15/2016 (a)	33,000,000	32,340,000
Continental Airlines, Inc. 6.75%, 9/15/2015 (a)	25,890,000	26,019,450
Delta Air Lines, Inc. 9.50%, 9/15/2014 (a)	20,838,000	22,218,517

		99,706,736

AUTO COMPONENTS — 0.7%
Exide Technologies 8.63%, 2/1/2018 (a)	20,372,000	21,186,880
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/2020	3,500,000	3,780,000
10.50%, 5/15/2016	22,278,000	25,062,750

		50,029,630

AUTOMOBILES — 1.3%
Chrysler Group LLC/CG, Inc. 8.25%, 6/15/2021 (a)	56,745,000	55,610,100
Navistar International Corp. 8.25%, 11/1/2021	30,623,000	32,766,610

		88,376,710

BASIC RESOURCES — 0.7%
Novelis, Inc. 8.75%, 12/15/2020	44,850,000	48,438,000

BEVERAGES — 0.5%
Pernod-Ricard SA 5.75%, 4/7/2021 (a)	32,275,000	33,696,940

BUILDING PRODUCTS — 1.4%
Associated Materials LLC 9.13%, 11/1/2017 (a)	22,070,000	22,014,825
Building Materials Corp. of America 6.75%, 5/1/2021 (a)	32,955,000	33,119,775
Ply Gem Industries, Inc. 8.25%, 2/15/2018 (a)	25,195,000	23,872,262
Texas Industries, Inc. 9.25%, 8/15/2020	20,950,000	20,269,125

		99,275,987

CAPITAL MARKETS — 0.6%
Offshore Group Investments, Ltd.:
11.50%, 8/1/2015 (a)	5,685,000	6,182,438
11.50%, 8/1/2015	33,995,000	36,969,562

		43,152,000

CHEMICALS — 4.3%
Ashland, Inc. 9.13%, 6/1/2017	20,630,000	23,208,750
Celanese US Holdings LLC 6.63%, 10/15/2018	18,970,000	20,013,350
CF Industries, Inc. 7.13%, 5/1/2020	28,005,000	32,590,819
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.88%, 2/1/2018	33,240,000	34,569,600
Huntsman International LLC 5.50%, 6/30/2016	19,590,000	19,271,662
Lyondell Chemical Co. 11.00%, 5/1/2018	108,325,982	121,325,100
Momentive Performance Materials, Inc. 9.00%, 1/15/2021	21,200,000	21,624,000
Nalco Co. 6.63%, 1/15/2019 (a)	23,545,000	24,133,625

		296,736,906

COMMERCIAL SERVICES & SUPPLIES — 3.0%
ARAMARK Holdings Corp. PIK 8.63%, 5/1/2016 (a)	18,835,000	19,164,612
CDRT Merger Sub, Inc. 8.13%, 6/1/2019 (a)	26,190,000	26,190,000
Ceridian Corp. 11.25%, 11/15/2015	26,375,000	26,375,000
Interactive Data Corp. 10.25%, 8/1/2018 (a)	23,385,000	25,606,575
RR Donnelley & Sons Co. 7.25%, 5/15/2018	18,600,000	18,600,000
RSC Equipment Rental Inc/RSC Holdings III LLC 8.25%, 2/1/2021	20,350,000	20,248,250
The Hertz Corp.:
6.75%, 4/15/2019 (a)	11,535,000	11,419,650
7.50%, 10/15/2018 (a)	19,540,000	20,126,200
The ServiceMaster Co. PIK 10.75%, 7/15/2015 (a)(b)	34,275,000	36,160,125

		203,890,412

COMPUTERS & PERIPHERALS — 1.4%
Fidelity National Information Services, Inc. 7.63%, 7/15/2017	20,059,000	21,287,614
iGate Corp. 9.00%, 5/1/2016 (a)	24,880,000	25,128,800
Seagate HDD Cayman:
6.88%, 5/1/2020 (a)	16,375,000	16,252,187
7.75%, 12/15/2018 (a)	7,800,000	8,190,000
SunGard Data Systems, Inc. 7.38%, 11/15/2018	25,155,000	25,155,000

		96,013,601

CONSTRUCTION MATERIALS — 0.3%
Vulcan Materials Co. 7.50%, 6/15/2021	19,500,000	19,474,221

See accompanying notes to financial statements.

186

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

CONTAINERS & PACKAGING — 0.6%
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, 2/1/2021 (a)	$23,280,000	$23,512,800
Owens-Brockway Glass Container, Inc. 7.38%, 5/15/2016	18,465,000	20,080,688

		43,593,488

CONTAINERS & PACKAGING — 0.4%
Berry Plastics Corp. 9.75%, 1/15/2021	25,500,000	24,671,250

DISTRIBUTORS — 0.5%
McJunkin Red Man Corp. 9.50%, 12/15/2016 (a)	33,015,000	33,592,763

DIVERSIFIED CONSUMER SERVICES — 0.7%
Reynolds Group Issuer, Inc. 9.00%, 4/15/2019 (a)	48,230,000	47,627,125

DIVERSIFIED FINANCIAL SERVICES — 8.9%
Ally Financial, Inc. 8.00%, 11/1/2031	63,500,000	68,738,750
CEVA Group PLC 11.50%, 4/1/2018 (a)	20,975,000	22,076,188
CIT Group, Inc. 7.00%, 5/1/2017	188,055,000	187,584,862
Ford Motor Credit Co. LLC 7.50%, 8/1/2012	57,100,000	59,749,668
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/2018	46,830,000	47,532,450
International Lease Finance Corp. 8.75%, 3/15/2017	49,145,000	53,752,344
Mizuho Capital Investment USD 2, Ltd. 14.95%, 12/31/2049 (a)(c)	26,675,000	33,630,506
Pinafore LLC/Pinafore, Inc. 9.00%, 10/1/2018 (a)	37,565,000	40,476,288
SMFG Preferred Capital USD 3, Ltd. 9.50%, 7/29/2049 (a)(c)	43,350,000	50,719,500
TransUnion LLC/TransUnion Financing Corp. 11.38%, 6/15/2018	20,448,000	23,106,240
UPCB Finance III, Ltd. 6.63%, 7/1/2020 (a)	25,000,000	24,687,500

		612,054,296

DIVERSIFIED TELECOMMUNICATION SERVICES — 6.4%
Cricket Communications, Inc. 7.75%, 10/15/2020	37,600,000	36,848,000
EH Holding Corp. 6.50%, 6/15/2019 (a)	37,555,000	38,212,212
Frontier Communications Corp.:
8.25%, 4/15/2017	17,800,000	19,357,500
8.50%, 4/15/2020	17,000,000	18,530,000
Global Crossing, Ltd. 12.00%, 9/15/2015	23,570,000	27,459,050
Inmarsat Finance PLC 7.38%, 12/1/2017 (a)	21,000,000	22,260,000
Intelsat Jackson Holdings SA 7.25%, 4/1/2019 (a)	10,000,000	9,925,000
Intelsat Luxembourg SA 11.25%, 2/4/2017	79,925,000	85,819,469
Level 3 Financing, Inc. 10.00%, 2/1/2018	20,325,000	21,823,969
PAETEC Holding Corp. 8.88%, 6/30/2017	21,150,000	22,207,500
Virgin Media Finance PLC 9.50%, 8/15/2016	43,610,000	49,279,300
West Corp. 7.88%, 1/15/2019 (a)	20,720,000	20,098,400
Wind Acquisition Finance SA 11.75%, 7/15/2017 (a)	64,900,000	73,499,250

		445,319,650

ELECTRIC UTILITIES — 4.1%
Calpine Corp.:
7.25%, 10/15/2017 (a)	23,530,000	23,882,950
7.50%, 2/15/2021 (a)	41,280,000	42,105,600
Dubai Electricity & Water Authority:
7.38%, 10/21/2020 (a)	13,500,000	13,888,125
8.50%, 4/22/2015 (a)	33,975,000	37,754,719
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/1/2020	70,230,000	74,897,486
GenOn Energy, Inc. 9.50%, 10/15/2018	21,355,000	22,209,200
NRG Energy, Inc.:
7.63%, 1/15/2018 (a)	22,650,000	22,706,625
7.88%, 5/15/2021 (a)	1,500,000	1,496,250
8.50%, 6/15/2019	12,800,000	13,248,000
The AES Corp. 7.38%, 7/1/2021 (a)	32,000,000	32,480,000

		284,668,955

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
NXP BV/NXP Funding LLC, Series 1 9.75%, 8/1/2018 (a)	32,375,000	36,260,000

ENGINEERING & CONSTRUCTION — 0.3%
Abengoa Finance SAU 8.88%, 11/1/2017 (a)	21,500,000	21,956,875

ENTERTAINMENT — 0.2%
AMC Entertainment, Inc. 9.75%, 12/1/2020 (a)	15,550,000	15,899,875

FOOD PRODUCTS — 1.5%
Blue Merger Sub, Inc. 7.63%, 2/15/2019 (a)	38,745,000	39,132,450
Bumble Bee Acquisition Corp. 9.00%, 12/15/2017 (a)	15,985,000	16,064,925
JBS USA LLC/JBS USA Finance, Inc. 11.63%, 5/1/2014	23,010,000	26,461,500
Smithfield Foods, Inc. 10.00%, 7/15/2014	20,581,000	23,873,960

		105,532,835

See accompanying notes to financial statements.

187

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
Boston Scientific Corp. 6.00%, 1/15/2020	$27,115,000	$29,353,397

HEALTH CARE PROVIDERS & SERVICES — 3.5%
Apria Healthcare Group, Inc. 11.25%, 11/1/2014	23,400,000	24,219,000
DaVita, Inc. 6.63%, 11/1/2020	24,600,000	25,030,500
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/2021 (a)	21,950,000	21,511,000
HCA, Inc.:
7.75%, 5/15/2021 (a)	30,310,000	31,446,625
8.50%, 4/15/2019	16,625,000	18,370,625
IASIS Healthcare LLC/IASIS Capital Corp. 8.38%, 5/15/2019 (a)	28,430,000	28,074,625
Multiplan, Inc. 9.88%, 9/1/2018 (a)	22,075,000	23,454,688
Tenet Healthcare Corp. 8.88%, 7/1/2019	29,536,000	32,600,360
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. Series 1 8.00%, 2/1/2018	34,205,000	35,316,662

		240,024,085

HOME BUILDERS — 0.2%
Shea Homes LP/Shea Homes Funding Corp. 8.63%, 5/15/2019 (a)	10,315,000	10,160,275

HOTELS, RESTAURANTS & LEISURE — 3.8%
Ameristar Casinos, Inc. 7.50%, 4/15/2021 (a)	26,289,000	27,110,531
Burger King Corp. 9.88%, 10/15/2018	25,655,000	27,322,575
CityCenter Holdings LLC/CityCenter Finance Corp. 7.63%, 1/15/2016 (a)	29,000,000	29,942,500
Harrah’s Operating Co., Inc. 10.00%, 12/15/2018	107,247,000	96,790,418
MGM Resorts International 11.13%, 11/15/2017	27,220,000	31,098,850
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Series 1 7.75%, 8/15/2020	43,120,000	46,839,100

		259,103,974

HOUSEHOLD DURABLES — 0.7%
K Hovnanian Enterprises, Inc. 10.63%, 10/15/2016	25,375,000	25,311,563
Spectrum Brands Holdings, Inc. 9.50%, 6/15/2018	23,850,000	26,115,750

		51,427,313

INDUSTRIAL CONGLOMERATES — 0.6%
RBS Global, Inc./Rexnord LLC 8.50%, 5/1/2018	37,285,000	39,382,281

INSURANCE — 0.5%
Liberty Mutual Group, Inc. 10.75%, 6/15/2088 (a)(c)	25,328,000	33,622,920

INTERNET SOFTWARE & SERVICES — 0.4%
Equinix, Inc. 8.13%, 3/1/2018	24,505,000	26,679,819

IT SERVICES — 1.8%
First Data Corp. 12.63%, 1/15/2021 (a)	93,670,000	100,226,900
GXS Worldwide, Inc. 9.75%, 6/15/2015	22,715,000	22,998,937

		123,225,837

MACHINERY — 1.4%
Case New Holland, Inc.:
7.75%, 9/1/2013	9,875,000	10,689,688
7.88%, 12/1/2017 (a)	37,375,000	41,112,500
SPX Corp. 6.88%, 9/1/2017 (a)	18,940,000	20,265,800
The Manitowoc Co, Inc. 8.50%, 11/1/2020	19,555,000	20,874,962

		92,942,950

MEDIA — 7.5%
AMC Networks, Inc. 7.75%, 7/15/2021 (a)	3,605,000	3,767,225
Cablevision Systems Corp. 8.63%, 9/15/2017	28,495,000	30,881,456
CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/2016	56,945,000	67,052,737
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.63%, 11/15/2017 (a)	58,605,000	60,949,200
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/2017	63,090,000	68,768,100
Cumulus Media, Inc. 7.75%, 5/1/2019 (a)	19,395,000	18,716,175
DISH DBS Corp.:
6.75%, 6/1/2021 (a)	39,635,000	40,625,875
7.88%, 9/1/2019	24,890,000	26,850,087
Nielsen Finance LLC/Nielsen Finance Co. 7.75%, 10/15/2018 (a)	35,750,000	37,537,500
Sirius XM Radio, Inc. 8.75%, 4/1/2015 (a)	25,850,000	28,499,625
The Interpublic Group of Cos., Inc. 10.00%, 7/15/2017	10,270,000	12,144,275
The McClatchy Co. 11.50%, 2/15/2017	27,780,000	29,516,250
Unitymedia Hessen Gmbh & Co. 8.13%, 12/1/2017 (a)	7,255,000	7,708,438
Univision Communications, Inc.:
7.88%, 11/1/2020 (a)	18,885,000	19,357,125
8.50%, 5/15/2021 (a)	5,425,000	5,411,438
Visant Corp. 10.00%, 10/1/2017	24,485,000	25,341,975

See accompanying notes to financial statements.

188

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

WMG Acquisition Corp. 9.50%, 6/15/2016	$35,340,000	$37,283,700

		520,411,181

METALS & MINING — 1.6%
FMG Resources August 2006 Pty, Ltd. 7.00%, 11/1/2015 (a)	66,670,000	68,003,400
JMC Steel Group 8.25%, 3/15/2018 (a)	23,038,000	23,383,570
United States Steel Corp. 7.38%, 4/1/2020	19,820,000	20,365,050

		111,752,020

MULTILINE RETAIL — 0.9%
Sears Holding Corp. 6.63%, 10/15/2018 (a)	32,065,000	29,740,288
SUPERVALU, Inc. 8.00%, 5/1/2016	31,163,000	31,786,260

		61,526,548

OFFICE/BUSINESS EQUIPMENT — 0.5%
CDW LLC/CDW Finance Corp. 8.50%, 4/1/2019 (a)	38,000,000	37,240,000

OIL & GAS SERVICES — 0.3%
Cie Generale de Geophysique — Veritas 6.50%, 6/1/2021 (a)	7,500,000	7,237,500
Oil States International, Inc. 6.50%, 6/1/2019 (a)	16,060,000	16,140,300

		23,377,800

OIL, GAS & CONSUMABLE FUELS — 11.1%
Alpha Natural Resources, Inc. 6.00%, 6/1/2019	24,000,000	23,940,000
Arch Coal, Inc. 7.25%, 6/15/2021 (a)	29,510,000	29,546,887
ATP Oil & Gas Corp. 11.88%, 5/1/2015	45,465,000	46,146,975
Chesapeake Energy Corp. 9.50%, 2/15/2015	38,013,000	44,095,080
Concho Resources, Inc. 7.00%, 1/15/2021	18,720,000	19,375,200
Consol Energy, Inc. 8.00%, 4/1/2017	48,525,000	52,892,250
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.88%, 2/15/2018	21,781,000	23,196,765
Denbury Resources, Inc. 8.25%, 2/15/2020	32,315,000	35,223,350
Energy Transfer Equity LP 7.50%, 10/15/2020	57,667,000	61,127,020
Energy XXI Gulf Coast, Inc. 9.25%, 12/15/2017 (a)	23,650,000	25,187,250
EXCO Resources, Inc. 7.50%, 9/15/2018	23,475,000	22,829,437
Expro Finance Luxembourg SCA 8.50%, 12/15/2016 (a)	42,490,000	41,002,850
Forest Oil Corp.:
7.25%, 6/15/2019	13,963,000	14,242,260
8.50%, 2/15/2014	6,050,000	6,564,250
Linn Energy LLC/Linn Energy Finance Corp. 8.63%, 4/15/2020	42,705,000	46,334,925
MEG Energy Corp. 6.50%, 3/15/2021 (a)	22,975,000	23,089,875
Murray Energy Corp. 10.25%, 10/15/2015 (a)	23,000,000	24,150,000
Newfield Exploration Co. 6.88%, 2/1/2020	20,775,000	22,073,438
Peabody Energy Corp. 6.50%, 9/15/2020	18,610,000	20,005,750
Petrohawk Energy Corp.:
7.25%, 8/15/2018	30,389,000	31,186,711
7.88%, 6/1/2015	12,325,000	12,910,438
Plains Exploration & Production Co. 6.63%, 5/1/2021	18,805,000	18,805,000
Precision Drilling Corp. 6.63%, 11/15/2020	22,025,000	22,300,313
Pride International, Inc. 6.88%, 8/15/2020	12,835,000	14,926,797
QEP Resources, Inc. 6.88%, 3/1/2021	20,210,000	21,321,550
Quicksilver Resources, Inc. 11.75%, 1/1/2016	19,335,000	22,138,575
SandRidge Energy, Inc.:
7.50%, 3/15/2021 (a)	11,550,000	11,694,375
8.00%, 6/1/2018 (a)	17,420,000	17,768,400
Southern Union Co. 7.20%, 11/1/2066 (c)	25,000	23,250
W&T Offshore, Inc. 8.50%, 6/15/2019 (a)	10,000,000	10,125,000

		764,223,971

PAPER & FOREST PRODUCTS — 1.6%
ABI Escrow Corp. 10.25%, 10/15/2018 (a)	26,925,000	29,146,313
Georgia-Pacific LLC 5.40%, 11/1/2020 (a)	22,750,000	23,185,253
NewPage Corp. 11.38%, 12/31/2014	56,489,000	52,675,992
Sino-Forest Corp. 6.25%, 10/21/2017 (a)	18,750,000	8,437,500

		113,445,058

PHARMACEUTICALS — 2.9%
ConvaTec Healthcare E SA 10.50%, 12/15/2018 (a)	22,925,000	23,727,375
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/2016	14,210,000	14,938,262
Giant Funding Corp. 8.25%, 2/1/2018 (a)	35,160,000	36,654,300
Mylan, Inc. 7.88%, 7/15/2020 (a)	32,110,000	35,240,725
NBTY, Inc. 9.00%, 10/1/2018 (a)	21,490,000	22,671,950
Valeant Pharmaceuticals International 6.88%, 12/1/2018 (a)	30,650,000	30,037,000

See accompanying notes to financial statements.

189

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

	Principal
Security Description	Amount	Value

Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Series 1 7.75%, 9/15/2018 (a)	$39,540,000	$39,885,975

		203,155,587

PIPELINES — 0.6%
Kinder Morgan Finance Co. LLC 6.00%, 1/15/2018 (a)	23,850,000	24,744,375
Regency Energy Partners LP/Regency Energy Finance Corp. 6.88%, 12/1/2018	16,750,000	17,336,250

		42,080,625

REAL ESTATE INVESTMENT TRUSTS — 1.5%
Evergrande Real Estate Group, Ltd. 13.00%, 1/27/2015	43,625,000	44,715,625
Residential Capital LLC 9.63%, 5/15/2015	36,815,000	36,538,887
The Rouse Co. 6.75%, 11/9/2015	19,750,000	20,367,188

		101,621,700

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.9%
Agile Property Holdings, Ltd. 8.88%, 4/28/2017 (a)	21,325,000	21,698,188
Atlantic Finance, Ltd. Series 1 10.75%, 5/27/2014 (a)	42,425,000	47,033,203
Country Garden Holdings Co. 11.13%, 2/23/2018 (a)	10,500,000	10,815,000
Longfor Properties Co. Ltd., 9.50%, 4/7/2016 (a)	16,950,000	17,458,500
Realogy Corp., Series 1 7.88%, 2/15/2019 (a)	22,815,000	22,586,850
Renhe Commercial Holdings Co., Ltd. 13.00%, 3/10/2016 (a)	11,900,000	11,081,875

		130,673,616

REGIONAL BANKS — 0.4%
Regions Bank 7.50%, 5/15/2018	24,493,000	25,612,453

SEMICONDUCTORS — 1.3%
Freescale Semiconductor, Inc. Series 1 9.25%, 4/15/2018 (a)	44,935,000	48,417,462
Sensata Technologies BV 6.50%, 5/15/2019 (a)	22,790,000	22,733,025
STATS ChipPAC, Ltd. 7.50%, 8/12/2015 (a)	19,900,000	21,094,000

		92,244,487

SHIPBUILDING — 0.3%
Huntington Ingalls Industries, Inc. 7.13%, 3/15/2021 (a)	19,440,000	20,120,400

SPECIALTY RETAIL — 3.1%
DineEquity, Inc. 9.50%, 10/30/2018 (a)	25,305,000	27,455,925
Inergy LP/Inergy Finance Corp.:
6.88%, 8/1/2021 (a)(b)	8,500,000	8,500,000
7.00%, 10/1/2018	15,500,000	15,655,000
Ltd Brands, Inc. 6.63%, 4/1/2021	33,045,000	33,788,513
Michaels Stores, Inc. 7.75%, 11/1/2018 (a)	25,540,000	25,603,850
Phillips-Van Heusen Corp. 7.38%, 5/15/2020	14,680,000	15,707,600
QVC, Inc. 7.50%, 10/1/2019 (a)	33,240,000	35,234,400
Rite Aid Corp. 8.00%, 8/15/2020	15,850,000	17,078,375
Toys R Us Property Co. I LLC 10.75%, 7/15/2017	30,637,000	34,083,662

		213,107,325

TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Hanesbrands, Inc. 6.38%, 12/15/2020	31,315,000	30,375,550

TOBACCO — 0.3%
Alliance One International, Inc. 10.00%, 7/15/2016	19,837,000	19,142,705

TRADING COMPANIES & DISTRIBUTORS — 0.3%
United Rentals North America, Inc. 8.38%, 9/15/2020	21,260,000	21,525,750

TRANSPORTATION INFRASTRUCTURE — 0.5%
CHC Helicopter SA 9.25%, 10/15/2020 (a)	35,600,000	32,129,000

WIRELESS TELECOMMUNICATION SERVICES — 5.2%
Avaya, Inc.:
7.00%, 4/1/2019 (a)	20,465,000	19,799,888
9.75%, 11/1/2015	—	—
Avaya, Inc. PIK 10.13%, 11/1/2015	8,271,875	8,499,352
Cincinnati Bell, Inc.:
8.38%, 10/15/2020	8,000,000	7,980,000
8.75%, 3/15/2018	18,875,000	17,931,250
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/2015 (a)	58,605,000	62,780,606
CommScope, Inc. 8.25%, 1/15/2019 (a)	47,730,000	49,161,900
Crown Castle International Corp. 9.00%, 1/15/2015	28,100,000	30,488,500
MetroPCS Wireless, Inc. 7.88%, 9/1/2018	32,695,000	34,615,831
NII Capital Corp. 10.00%, 8/15/2016	25,275,000	29,319,000
Sprint Nextel Corp. 8.38%, 8/15/2017	41,775,000	45,900,281
Telesat Canada/Telesat LLC 11.00%, 11/1/2015	22,800,000	24,937,500
Windstream Corp. 7.88%, 11/1/2017	28,775,000	30,537,469

		361,951,577

TOTAL CORPORATE BONDS & NOTES —
(Cost $6,547,790,083)		6,685,606,086

See accompanying notes to financial statements.

190

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value
SHORT TERM INVESTMENT — 0.7%
MONEY MARKET FUND — 0.7%
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)(f) (Cost $53,523,887)	53,523,887	$53,523,887

TOTAL INVESTMENTS — 97.4% (g)
(Cost $6,601,313,970)		6,739,129,973
OTHER ASSETS & LIABILITIES — 2.6%		176,408,002

NET ASSETS — 100.0%		$6,915,537,975

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 44.3% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(c)	Variable rate security. Rate shown is rate in effect at June 30, 2011. Maturity date disclosed is the ultimate maturity.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 2 )
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PIK = Payment in Kind

See accompanying notes to financial statements.

191

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011

								SPDR Barclays
			SPDR Barclays			SPDR Barclays		Capital
			Capital	SPDR Barclays	SPDR Barclays	Capital	SPDR Barclays	Issuer
		SPDR Barclays	Intermediate	Capital	Capital	Intermediate	Capital	Scored
	SPDR Barclays	Capital	Term Treasury	Long Term Treasury	Short Term Corporate	Term Corporate	Long Term Corporate	Corporate
	Capital 1-3 Month T-Bill ETF	TIPS ETF	ETF	ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$1,008,636,481	$434,888,191	$212,350,252	$22,202,910	$332,943,216	$189,065,744	$34,861,811	$11,952,598
Investments in securities of affiliated issuers, at value (Note 3)	226,280	47,494,856	37,855,695	4,321,919	8,323,883	15,055,508	3,545,807	115,794

Total Investments	1,008,862,761	482,383,047	250,205,947	26,524,829	341,267,099	204,121,252	38,407,618	12,068,392
Cash	—	—	3,516	—	—	—	—	—
Receivable for investments sold	551,498,975	5,037,798	7,722,041	388,151	4,828,287	715,596	479,921	31,326
Receivable for fund shares sold	—	—	—	—	6,086,613	—	—	—
Interest receivable — unaffiliated issuers	—	3,141,588	1,231,071	273,147	3,975,958	2,324,230	550,007	160,978
Interest receivable — affiliated issuers	23,874	5,839	5,858	707	316	2,789	672	15

TOTAL ASSETS	1,560,385,610	490,568,272	259,168,433	27,186,834	356,158,273	207,163,867	39,438,218	12,260,711

LIABILITIES
Payable upon return of securities loaned	—	47,365,200	37,531,952	4,287,060	—	12,787,112	3,188,498	—
Payable for investments purchased	551,456,597	5,044,854	7,682,727	408,649	18,195,961	2,788,762	692,159	51,488
Accrued advisory fee (Note 3)	110,258	65,920	23,769	2,945	36,297	22,872	4,459	1,620
Accrued trustees’ fees and expenses (Note 3)	2,637	1,004	587	77	629	381	83	32

TOTAL LIABILITIES	551,569,492	52,476,978	45,239,035	4,698,731	18,232,887	15,599,127	3,885,199	53,140

NET ASSETS	$1,008,816,118	$438,091,294	$213,929,398	$22,488,103	$337,925,386	$191,564,740	$35,553,019	$12,207,571

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$1,008,734,479	$409,453,755	$207,977,076	$23,499,926	$334,781,020	$186,936,167	$34,734,080	$12,042,000
Undistributed (distribution in excess of) net investment income	—	2,803,579	139,687	46,517	315,220	199,040	114,758	37,268
Accumulated net realized gain (loss) on investments	69,268	(404,413)	200,947	(410,330)	657,899	494,456	(8)	5,349
Net unrealized appreciation (depreciation) on:
Investments	12,371	26,238,373	5,611,688	(648,010)	2,171,247	3,935,077	704,189	122,954

NET ASSETS	$1,008,816,118	$438,091,294	$213,929,398	$22,488,103	$337,925,386	$191,564,740	$35,553,019	$12,207,571

NET ASSET VALUE PER SHARE
Net asset value per share	$45.85	$54.76	$59.42	$56.22	$30.44	$33.03	$35.55	$30.52

Shares outstanding (unlimited amount authorized, $0.01 par value)	22,000,461	8,000,225	3,600,168	400,000	11,100,000	5,800,072	1,000,000	400,000

COST OF INVESTMENTS:
Unaffiliated issuers	$1,008,624,110	$408,649,818	$206,738,564	$22,850,920	$330,771,969	$185,130,667	$34,157,622	$11,829,644
Affiliated issuers	226,280	47,494,856	37,855,695	4,321,919	8,323,883	15,055,508	3,545,807	115,794

Total cost of investments	$1,008,850,390	$456,144,674	$244,594,259	$27,172,839	$339,095,852	$200,186,175	$37,703,429	$11,945,438

* Includes investments in securities on loan, at value	$—	$46,402,179	$36,650,343	$4,188,585	$—	$12,510,480	$3,131,700	$—

See accompanying notes to financial statements.

192

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193

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2011

					SPDR Nuveen
	SPDR Barclays	SPDR Barclays		SPDR Nuveen	Barclays		SPDR Nuveen
	Capital	Capital	SPDR Barclays	Barclays	Capital	SPDR Nuveen	Barclays
	Convertible	Mortgage	Capital	Capital	California	Barclays	Capital
	Securities	Backed	Aggregate	Municipal	Municipal	Capital New York Municipal	Short Term Municipal	SPDR Nuveen S&P VRDO Municipal
	ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$918,290,227	$35,330,873	$254,855,312	$862,466,423	$72,065,454	$23,322,624	$1,294,902,033	$8,562,000
Investments in securities of affiliated issuers, at value (Note 3)	105,952,905	35,610,780	101,797,003	623,561	1,235,075	961,409	4,806,799	441,285

Total Investments	1,024,243,132	70,941,653	356,652,315	863,089,984	73,300,529	24,284,033	1,299,708,832	9,003,285
Cash	117,000	—	—	—	—	—	—	—
Receivable for investments sold	—	—	1,003,942	—	—	—	—	—
Receivable for fund shares sold	8,236,860	—	22,570,891	—	—	—	—	—
Dividends receivable	912,273	—	—	—	—	—	—	—
Interest receivable — unaffiliated issuers	2,838,258	67,619	1,676,289	10,531,170	922,775	295,292	15,319,011	8,116
Interest receivable — affiliated issuers	33,895	4,718	13,345	22	6	—	12	—
Receivable for when issued/ delayed securities	—	—	2,952,764	—	—	—	—	—
Due from Investment Adviser	—	—	10,468	53,260	—	—	—	—

TOTAL ASSETS	1,036,381,418	71,013,990	384,880,014	873,674,436	74,223,310	24,579,325	1,315,027,855	9,011,401

LIABILITIES
Payable upon return of securities loaned	98,903,836	—	19,466,516	—	—	—	—	—
Payable for when issued/delayed securities	—	35,423,182	86,069,999	—	—	—	—	—
Payable for investments purchased	10,602,991	—	18,822,077	—	985,370	—	15,208,964	—
Due to custodian	—	—	1,003,942	—	—	—	—	—
Deferred income for dollar rolls	—	28,534	42,185	—	—	—	—	—
Accrued advisory fee (Note 3)	300,807	5,856	36,226	216,780	12,012	3,897	212,805	1,480
Accrued trustees’ fees and expenses (Note 3)	1,436	88	593	2,370	183	68	3,364	27

TOTAL LIABILITIES	109,809,070	35,457,660	125,441,538	219,150	997,565	3,965	15,425,133	1,507

NET ASSETS	$926,572,348	$35,556,330	$259,438,476	$873,455,286	$73,225,745	$24,575,360	$1,299,602,722	$9,009,894

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$872,514,430	$35,199,392	$251,957,693	$849,752,611	$72,513,575	$24,423,186	$1,277,016,534	$9,001,135
Undistributed (distribution in excess of) net investment income	4,369,463	(1,012)	27,075	1,187,029	141,153	50,430	585,752	8,759
Accumulated net realized gain (loss) on investments	(3,454,122)	222,367	984,586	341,270	20,739	(178,977)	980,451	—
Net unrealized appreciation (depreciation) on:
Investments	53,142,577	135,583	6,469,122	22,174,376	550,278	280,721	21,019,985	—

NET ASSETS	$926,572,348	$35,556,330	$259,438,476	$873,455,286	$73,225,745	$24,575,360	$1,299,602,722	$9,009,894

NET ASSET VALUE PER SHARE
Net asset value per share	$41.55	$27.35	$56.40	$22.75	$22.19	$22.34	$24.20	$30.03

Shares outstanding (unlimited amount authorized, $0.01 par value)	22,300,000	1,300,000	4,600,132	38,402,072	3,300,128	1,100,010	53,702,164	300,000

COST OF INVESTMENTS:
Unaffiliated issuers	$865,147,650	$35,195,290	$248,386,190	$840,292,047	$71,515,176	$23,041,903	$1,273,882,048	$8,562,000
Affiliated issuers	105,952,905	35,610,780	101,797,003	623,561	1,235,075	961,409	4,806,799	441,285

Total cost of investments	$971,100,555	$70,806,070	$350,183,193	$840,915,608	$72,750,251	$24,003,312	$1,278,688,847	$9,003,285

* Includes investments in securities on loan, at value	$97,500,473	$—	$19,036,877	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2011

		SPDR Nuveen		SPDR Barclays	SPDR Barclays	SPDR Barclays	SPDR Barclays
		Barclays	SPDR DB International	Capital	Capital	Capital	Capital
		Capital	Government	Short Term International	International	International	Emerging	SPDR Barclays
	SPDR Nuveen S&P High Yield Municipal	Build America	Inflation-Protected	Treasury	Treasury	Corporate	Markets	Capital
	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Local Bond ETF	High Yield Bond ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$46,060,620	$29,952,977	$1,343,855,733	$226,990,926	$1,499,299,512	$50,793,682	$27,197,481	$6,685,606,086
Investments in securities of affiliated issuers, at value (Note 3)	136,806	133,062	678,762	2,669,507	16,154,576	47,951	510,500	53,523,887

Total Investments	46,197,426	30,086,039	1,344,534,495	229,660,433	1,515,454,088	50,841,633	27,707,981	6,739,129,973
Cash	—	—	—	—	—	—	33,698	4,690,068
Foreign currency, at value	—	—	2,353,463	1,558,699	14,411,308	341,217	387,395	—
Receivable for investments sold	—	—	6,128,519	16,844,544	38,744,335	304,776	483,896	116,228,312
Receivable for fund shares sold	—	—	—	—	6,147,673	3,463,119	—	91,512,488
Unrealized appreciation on forward currency contracts	—	—	—	1,978	8,883	12,338	4,342	—
Interest receivable — unaffiliated issuers	845,431	507,422	14,549,272	3,112,447	21,296,323	1,082,354	604,941	138,238,313
Interest receivable — affiliated issuers	—	24	392	448	1,940	5	59	9,816
Due from Investment Adviser	1,914	—	—	—	—	—	—	—

TOTAL ASSETS	47,044,771	30,593,485	1,367,566,141	251,178,549	1,596,064,550	56,045,442	29,222,312	7,089,808,970

LIABILITIES
Payable upon return of securities loaned	—	—	—	—	4,774,225	—	—	—
Payable for investments purchased	—	—	—	—	7,571,945	3,804,760	644,901	171,937,190
Unrealized depreciation on forward currency contracts	—	—	—	900	7,975	13,084	1,912	—
Payable for fund shares repurchased	—	—	6,151,673	—	—	—	—	—
Accrued advisory fee (Note 3)	19,227	10,269	560,522	70,692	633,428	19,298	11,439	2,317,293
Accrued trustees’ fees and expenses (Note 3)	119	71	2,546	455	3,436	34	40	16,512

TOTAL LIABILITIES	19,346	10,340	6,714,741	72,047	12,991,009	3,837,176	658,292	174,270,995

NET ASSETS	$47,025,425	$30,583,145	$1,360,851,400	$251,106,502	$1,583,073,541	$52,208,266	$28,564,020	$6,915,537,975

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$45,000,000	$29,928,113	$1,274,724,561	$239,180,333	$1,459,717,811	$50,384,766	$28,310,411	$6,699,082,718
Undistributed (distribution in excess of) net investment income	230,082	108,412	8,953,245	1,687,467	15,823,766	411,339	(83,965)	18,255,942
Accumulated net realized gain (loss) on investments and foreign currency transactions	31,487	(142,921)	(16,838,861)	(109,968)	(8,300,511)	(14,081)	(6,288)	60,383,312
Net unrealized appreciation (depreciation) on:
Investments	1,763,856	689,541	93,613,482	10,217,033	115,136,486	1,407,032	334,414	137,816,003
Foreign currency	—	—	398,973	131,637	695,989	19,210	9,448	—

NET ASSETS	$47,025,425	$30,583,145	$1,360,851,400	$251,106,502	$1,583,073,541	$52,208,266	$28,564,020	$6,915,537,975

NET ASSET VALUE PER SHARE
Net asset value per share	$52.25	$50.97	$61.86	$39.24	$61.84	$34.81	$31.74	$39.88

Shares outstanding (unlimited amount authorized, $0.01 par value)	900,000	600,000	22,000,483	6,400,000	25,600,019	1,500,000	900,000	173,423,812

COST OF INVESTMENTS:
Unaffiliated issuers	$44,296,764	$29,263,436	$1,250,242,251	$216,773,893	$1,384,163,026	$49,386,650	$26,863,067	$6,547,790,083
Affiliated issuers	136,806	133,062	678,762	2,669,507	16,154,576	47,951	510,500	53,523,887

Total cost of investments	$44,433,570	$29,396,498	$1,250,921,013	$219,443,400	$1,400,317,602	$49,434,601	$27,373,567	$6,601,313,970

Foreign currency, at cost	$—	$—	$2,333,070	$1,551,697	$14,365,581	$338,369	$387,204	$—

* Includes investments in securities on loan, at value	$—	$—	$—	$—	$4,734,776	$—	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
Year Ended June 30, 2011

								SPDR Barclays
			SPDR Barclays			SPDR Barclays		Capital
			Capital	SPDR Barclays	SPDR Barclays	Capital	SPDR Barclays	Issuer
		SPDR Barclays	Intermediate	Capital	Capital	Intermediate	Capital	Scored
	SPDR Barclays	Capital	Term Treasury	Long Term Treasury	Short Term Corporate	Term Corporate	Long Term Corporate	Corporate
	Capital 1-3 Month T-Bill ETF	TIPS ETF	ETF	ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF (1)

INVESTMENT INCOME
Interest income on securities of unaffiliated issuers (Note 2)	$1,218,936	$16,770,196	$4,750,503	$1,152,856	$4,870,908	$5,353,676	$1,810,880	$102,019
Interest income on securities of affiliated issuers (Note 3)	477	1,492	2,122	286	5,005	6,093	977	46
Affiliated securities lending — net (Note 3 and Note 8)	239,589	27,384	49,975	6,115	—	16,143	5,106	—

TOTAL INVESTMENT INCOME	1,459,002	16,799,072	4,802,600	1,159,257	4,875,913	5,375,912	1,816,963	102,065

EXPENSES
Advisory fee (Note 3)	1,363,254	717,584	302,744	39,644	309,519	223,237	48,150	4,556
Trustees’ fees and expenses (Note 3)	38,327	11,808	7,391	920	6,247	4,294	979	44
Proxy expenses	81,729	55,916	42,122	2,595	2,623	8,839	4,404	—
Miscellaneous expenses	3	1	1	—	61	398	—	—

TOTAL EXPENSES	1,483,313	785,309	352,258	43,159	318,450	236,768	53,533	4,600

NET INVESTMENT INCOME (LOSS)	(24,311)	16,013,763	4,450,342	1,116,098	4,557,463	5,139,144	1,763,430	97,465

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	141,985	5,048,284	2,561,206	66,196	1,530,039	1,481,854	692,393	5,349
Net change in unrealized appreciation (depreciation) on:
Investments	48,486	7,956,560	(1,562,526)	(2,166,685)	2,259,755	439,747	(1,262,797)	122,954

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	190,471	13,004,844	998,680	(2,100,489)	3,789,794	1,921,601	(570,404)	128,303

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$166,160	$29,018,607	$5,449,022	$(984,391)	$8,347,257	$7,060,745	$1,193,026	$225,768

(1)	For the period April 7, 2011 (commencement of operations) to June 30, 2011.

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
Year Ended June 30, 2011

					SPDR Nuveen
	SPDR Barclays	SPDR Barclays		SPDR Nuveen	Barclays		SPDR Nuveen
	Capital	Capital	SPDR Barclays	Barclays	Capital	SPDR Nuveen	Barclays
	Convertible	Mortgage	Capital	Capital	California	Barclays	Capital
	Securities	Backed	Aggregate	Municipal	Municipal	Capital New York Municipal	Short Term Municipal	SPDR Nuveen S&P VRDO Municipal
	ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF

INVESTMENT INCOME
Interest income on securities of unaffiliated issuers (Note 2)	$1,467,364	$599,648	$6,412,732	$33,426,634	$2,902,385	$929,796	$21,834,571	$104,291
Interest income on securities of affiliated issuers (Note 3)	10,599	69,707	145,866	3,656	620	414	5,959	177
Dividend income (Note 2)	10,339,151	—	—	—	—	—	—	—
Affiliated securities lending — net (Note 3 and Note 8)	204,121	—	30,535	—	—	—	—	—
Foreign taxes withheld	(22,988)	—	—	—	—	—	—	—

TOTAL INVESTMENT INCOME	11,998,247	669,355	6,589,133	33,430,290	2,903,005	930,210	21,840,530	104,468

EXPENSES
Advisory fee (Note 3)	2,298,673	67,615	421,526	2,726,528	140,861	51,677	2,586,140	20,675
Trustees’ fees and expenses (Note 3)	12,032	1,101	7,249	29,914	2,184	826	39,548	313
Proxy expenses	39,478	1,574	23,915	—	—	—	—	—
Miscellaneous expenses	194	1,012	557	943	—	—	405	358

TOTAL EXPENSES	2,350,377	71,302	453,247	2,757,385	143,045	52,503	2,626,093	21,346

Expenses waived by Adviser (Note 3)	—	—	(122,041)	(767,199)	—	—	—	—

NET INVESTMENT INCOME	9,647,870	598,053	6,257,927	31,440,104	2,759,960	877,707	19,214,437	83,122

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	15,343,463	788,469	4,043,185	7,087,750	534,874	183,745	6,421,088	—
Net change in unrealized appreciation (depreciation) on:
Investments	47,890,196	(209,547)	(2,280,889)	(11,202,383)	(1,322,812)	(559,927)	2,658,575	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	63,233,659	578,922	1,762,296	(4,114,633)	(787,938)	(376,182)	9,079,663	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,881,529	$1,176,975	$8,020,223	$27,325,471	$1,972,022	$501,525	$28,294,100	$83,122

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
Year Ended June 30, 2011

		SPDR Nuveen		SPDR Barclays	SPDR Barclays	SPDR Barclays	SPDR Barclays
		Barclays	SPDR DB International	Capital	Capital	Capital	Capital
		Capital	Government	Short Term International	International	International	Emerging	SPDR Barclays
	SPDR Nuveen S&P High Yield Municipal	Build America	Inflation-Protected	Treasury	Treasury	Corporate	Markets	Capital
	Bond ETF (1)	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Local Bond ETF (2)	High Yield Bond ETF

INVESTMENT INCOME
Interest income on securities of unaffiliated issuers (Note 2)	$621,343	$1,635,291	$59,636,857	$3,167,167	$39,190,209	$503,136	$370,645	$545,271,425
Interest income on securities of affiliated issuers (Note 3)	88	594	2,652	4,019	20,091	101	186	149,386
Affiliated securities lending — net (Note 3 and Note 8)	—	—	5,947	—	2,047	—	—	—
Foreign taxes withheld	—	—	(42,338)	(64,386)	(182,980)	(1,154)	(30,184)	—

TOTAL INVESTMENT INCOME	621,431	1,635,885	59,603,118	3,106,800	39,029,367	502,083	340,647	545,420,811

EXPENSES
Advisory fee (Note 3)	49,248	97,221	5,012,357	628,129	6,675,354	83,174	30,884	25,533,530
Trustees’ fees and expenses (Note 3)	160	690	25,239	4,214	39,037	281	68	174,755
Proxy expenses	—	—	142,571	21,094	198,201	—	—	464,660
Miscellaneous expenses	—	—	1,272	115	3,628	—	—	1,056

TOTAL EXPENSES	49,408	97,911	5,181,439	653,552	6,916,220	83,455	30,952	26,174,001

Expenses waived by Adviser (Note 3)	(5,084)	—	—	—	—	—	—	—

NET INVESTMENT INCOME	577,107	1,537,974	54,421,679	2,453,248	32,113,147	418,628	309,695	519,246,810

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	—	169,390	(9,028,291)	3,768,007	37,118,497	170,764	(2,435)	327,623,154
Foreign currency transactions	—	—	(1,230,181)	353,082	2,550,657	16,974	(231,251)	—
Forward foreign currency contracts	—	—	—	18,602	132,474	403	210	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,763,856	599,730	138,962,206	18,166,859	102,174,563	1,446,641	334,414	10,291,259
Foreign currency transactions	—	—	1,066,119	241,625	1,887,135	18,056	7,018	—
Forward foreign currency contracts	—	—	—	2,241	78,757	(5,028)	2,430	—

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	1,763,856	769,120	129,769,853	22,550,416	143,942,083	1,647,810	110,386	337,914,413

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,340,963	$2,307,094	$184,191,532	$25,003,664	$176,055,230	$2,066,438	$420,081	$857,161,223

(1)	For the period April 14, 2011 (commencement of operations) to June 30, 2011.
(2)	For the period February 23, 2011 (commencement of operations) to June 30, 2011.

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Barclays Capital 1-3
	Month T-Bill ETF		SPDR Barclays Capital TIPS ETF		SPDR Barclays Capital Intermediate Term Treasury ETF		SPDR Barclays Capital Long Term Treasury ETF		SPDR Barclays Capital Short Term Corporate Bond ETF
										For the
										Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	12/16/09*-
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(24,311)	$3,299	$16,013,763	$11,909,759	$4,450,342	$4,105,448	$1,116,098	$743,478	$4,557,463	$911,920
Net realized gain (loss) on investments	141,985	103,743	5,048,284	2,023,380	2,561,206	125,427	66,196	(16,204)	1,530,039	94,920
Net change in unrealized appreciation (depreciation) on investments	48,486	(12,064)	7,956,560	16,343,442	(1,562,526)	7,262,005	(2,166,685)	1,547,031	2,259,755	(88,508)

Net increase (decrease) in net assets resulting from operations	166,160	94,978	29,018,607	30,276,581	5,449,022	11,492,880	(984,391)	2,274,305	8,347,257	918,332

Net equalization credits and charges	(15,250)	(63,624)	84,741	45,199	(40,997)	87,556	5,228	25,494	61,360	128,626

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(3,299)	(14,198,063)	(10,410,346)	(4,466,910)	(4,039,490)	(1,120,473)	(748,307)	(4,388,246)	(765,917)
Net realized gains	—	(95,292)	—	—	(427,780)	(278,156)	—	—	(214,565)	—
Return of capital	—	(124,216)	—	—	—	—	—	—	—	—

Total distributions to shareholders	—	(222,807)	(14,198,063)	(10,410,346)	(4,894,690)	(4,317,646)	(1,120,473)	(748,307)	(4,602,811)	(765,917)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	1,320,585,692	568,557,583	97,011,105	102,602,847	23,519,281	109,682,074	12,249,186	27,451,043	229,963,664	173,558,455
Proceeds from reinvestment of distributions	—	138	—	8,906	—	—	—	—	—	—
Cost of shares redeemed	(1,366,467,544)	(499,840,672)	(53,489,195)	(31,230,545)	(52,855,546)	(17,224,860)	(11,316,783)	(21,815,183)	(57,696,272)	(11,978,843)
Net income equalization (Note 2)	15,250	63,624	(84,741)	(45,199)	40,997	(87,556)	(5,228)	(25,494)	(61,360)	(128,626)
Other capital (Note 4)	—	—	—	—	8,769	—	—	—	15,433	166,088

Net increase (decrease) in net assets from beneficial interest transactions	(45,866,602)	68,780,673	43,437,169	71,336,009	(29,286,499)	92,369,658	927,175	5,610,366	172,221,465	161,617,074

Net increase (decrease) in net assets during the year	(45,715,692)	68,589,220	58,342,454	91,247,443	(28,773,164)	99,632,448	(1,172,461)	7,161,858	176,027,271	161,898,115
Net assets at beginning of year	1,054,531,810	985,942,590	379,748,840	288,501,397	242,702,562	143,070,114	23,660,564	16,498,706	161,898,115	—

NET ASSETS END OF YEAR (1)	$1,008,816,118	$1,054,531,810	$438,091,294	$379,748,840	$213,929,398	$242,702,562	$22,488,103	$23,660,564	$337,925,386	$161,898,115

SHARES OF BENEFICIAL INTEREST:
Shares sold	28,800,000	12,400,000	1,800,000	2,000,000	400,000	1,900,000	200,000	500,000	7,600,000	5,800,000
Shares issued to shareholders from reinvestment of distributions	—	3	—	177	—	—	—	—	—	—
Shares redeemed	(29,800,000)	(10,900,000)	(1,000,000)	(600,000)	(900,000)	(300,000)	(200,000)	(400,000)	(1,900,000)	(400,000)

Net increase (decrease)	(1,000,000)	1,500,003	800,000	1,400,177	(500,000)	1,600,000	—	100,000	5,700,000	5,400,000

(1) Including undistributed (distribution in excess of) net investment income	$—	$—	$2,803,579	$987,879	$139,687	$156,255	$46,517	$50,892	$315,220	$146,003

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays Capital Intermediate Term Corporate Bond ETF		SPDR Barclays Capital Long Term Corporate Bond ETF		SPDR Barclays Capital Issuer Scored Corporate Bond ETF	SPDR Barclays Capital Convertible Securities ETF		SPDR Barclays Capital Mortgage Backed Bond ETF
					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	4/7/11*-	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,139,144	$2,606,926	$1,763,430	$1,152,928	$97,465	$9,647,870	$7,755,597	$598,053	$291,141
Net realized gain (loss) on investments	1,481,854	770,418	692,393	208,701	5,349	15,343,463	3,053,018	788,469	332,826
Net change in unrealized appreciation (depreciation) on investments	439,747	2,960,354	(1,262,797)	1,354,396	122,954	47,890,196	3,935,725	(209,547)	345,423

Net increase (decrease) in net assets resulting from operations	7,060,745	6,337,698	1,193,026	2,716,025	225,768	72,881,529	14,744,340	1,176,975	969,390

Net equalization credits and charges	146,079	174,657	18,779	32,230	—	624,469	251,785	21,788	29,906

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,083,803)	(2,546,039)	(1,769,548)	(1,068,588)	(60,197)	(20,952,356)	(8,957,176)	(617,711)	(287,151)
Net realized gains	(670,571)	(76,151)	(664,892)	(55,772)	—	(1,537,389)	(681,002)	(668,150)	(122,529)

Total distributions to shareholders	(5,754,374)	(2,622,190)	(2,434,440)	(1,124,360)	(60,197)	(22,489,745)	(9,638,178)	(1,285,861)	(409,680)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	92,779,559	85,873,903	11,065,103	24,656,058	12,000,000	641,067,083	253,944,147	21,896,498	21,507,416
Proceeds from reinvestment of distributions	—	2,274	—	—	—	—	—	—	—
Cost of shares redeemed	(16,270,063)	(3,199,131)	(7,200,153)	—	—	(24,551,048)	(43,844,160)	(13,664,807)	—
Net income equalization (Note 2)	(146,079)	(174,657)	(18,779)	(32,230)	—	(624,469)	(251,785)	(21,788)	(29,906)
Other capital (Note 4)	2,333	4,764	20,420	—	42,000	35,696	115,367	71,122	43,015

Net increase (decrease) in net assets from beneficial interest transactions	76,365,750	82,507,153	3,866,591	24,623,828	12,042,000	615,927,262	209,963,569	8,281,025	21,520,525

Net increase (decrease) in net assets during the year	77,818,200	86,397,318	2,643,956	26,247,723	12,207,571	666,943,515	215,321,516	8,193,927	22,110,141
Net assets at beginning of year	113,746,540	27,349,222	32,909,063	6,661,340	—	259,628,833	44,307,317	27,362,403	5,252,262

NET ASSETS END OF YEAR (1)	$191,564,740	$113,746,540	$35,553,019	$32,909,063	$12,207,571	$926,572,348	$259,628,833	$35,556,330	$27,362,403

SHARES OF BENEFICIAL INTEREST:
Shares sold	2,800,000	2,700,000	300,000	700,000	400,000	15,700,000	7,000,000	800,000	800,000
Shares issued to shareholders from reinvestment of distributions	—	72	—	—	—	—	—	—	—
Shares redeemed	(500,000)	(100,000)	(200,000)	—	—	(600,000)	(1,200,000)	(500,000)	—

Net increase (decrease)	2,300,000	2,600,072	100,000	700,000	400,000	15,100,000	5,800,000	300,000	800,000

(1) Including undistributed (distribution in excess of) net investment income	$199,040	$143,726	$114,758	$120,876	$37,268	$4,369,463	$(277,610)	$(1,012)	$18,646

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays Capital Aggregate Bond ETF		SPDR Nuveen Barclays Capital Municipal Bond ETF		SPDR Nuveen Barclays Capital California Municipal Bond ETF		SPDR Nuveen Barclays Capital New York Municipal Bond ETF		SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,257,927	$6,908,798	$31,440,104	$29,973,934	$2,759,960	$2,467,341	$877,707	$791,042	$19,214,437	$15,753,170
Net realized gain (loss) on investments	4,043,185	3,221,816	7,087,750	2,482,903	534,874	140,122	183,745	26,824	6,421,088	734,268
Net change in unrealized appreciation (depreciation) on investments	(2,280,889)	8,376,354	(11,202,383)	28,631,186	(1,322,812)	2,470,971	(559,927)	942,771	2,658,575	11,360,004

Net increase (decrease) in net assets resulting from operations	8,020,223	18,506,968	27,325,471	61,088,023	1,972,022	5,078,434	501,525	1,760,637	28,294,100	27,847,442

Net equalization credits and charges	54,020	53,101	(33,639)	538,830	41,450	28,712	492	13,065	29,233	544,536

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,384,803)	(6,943,248)	(31,630,191)	(29,426,559)	(2,750,210)	(2,400,827)	(882,050)	(773,962)	(19,359,304)	(15,418,078)
Net realized gains	(3,289,893)	(3,548,974)	(5,638,860)	—	(547,910)	—	(138,121)	—	(4,028,194)	—

Total distributions to shareholders	(9,674,696)	(10,492,222)	(37,269,051)	(29,426,559)	(3,298,120)	(2,400,827)	(1,020,171)	(773,962)	(23,387,498)	(15,418,078)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	73,695,114	27,877,493	78,013,855	336,556,819	15,721,737	22,265,540	4,558,910	8,889,680	190,732,492	737,754,747
Proceeds from reinvestment of distributions	—	4,890	—	30,160	—	2,612	—	—	—	42,234
Cost of shares redeemed	(33,643,931)	(10,959,439)	(146,875,012)	—	(6,511,015)	—	(4,392,267)	—	(148,473,640)	—
Net income equalization (Note 2)	(54,020)	(53,101)	33,639	(538,830)	(41,450)	(28,712)	(492)	(13,065)	(29,233)	(544,536)
Other capital (Note 4)	14,366	—	—	152,313	7,861	11,393	1,122	4,342	59,140	364,089

Net increase (decrease) in net assets from beneficial interest transactions	40,011,529	16,869,843	(68,827,518)	336,200,462	9,177,133	22,250,833	167,273	8,880,957	42,288,759	737,616,534

Net increase (decrease) in net assets during the year	38,411,076	24,937,690	(78,804,737)	368,400,756	7,892,485	24,957,152	(350,881)	9,880,697	47,224,594	750,590,434
Net assets at beginning of year	221,027,400	196,089,710	952,260,023	583,859,267	65,333,260	40,376,108	24,926,241	15,045,544	1,252,378,128	501,787,694

NET ASSETS END OF YEAR (1)	$259,438,476	$221,027,400	$873,455,286	$952,260,023	$73,225,745	$65,333,260	$24,575,360	$24,926,241	$1,299,602,722	$1,252,378,128

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,300,000	500,000	3,400,000	14,900,000	700,000	1,000,000	200,000	400,000	7,900,000	30,800,000
Shares issued to shareholders from reinvestment of distributions	—	88	—	1,341	—	117	—	—	—	1,771
Shares redeemed	(600,000)	(200,000)	(6,500,000)	—	(300,000)	—	(200,000)	—	(6,200,000)	—

Net increase (decrease)	700,000	300,088	(3,100,000)	14,901,341	400,000	1,000,117	—	400,000	1,700,000	30,801,771

(1) Including undistributed (distribution in excess of) net investment income	$27,075	$177,990	$1,187,029	$1,546,563	$141,153	$166,114	$50,430	$60,649	$585,752	$730,806

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Nuveen S&P VRDO Municipal Bond ETF		SPDR Nuveen S&P High Yield Municipal Bond ETF	SPDR Nuveen Barclays Capital Build America Bond ETF		SPDR DB International Government Inflation-Protected Bond ETF		SPDR Barclays Capital Short Term International Treasury Bond ETF
		For the
		Period	For the Period		For the Period
	Year Ended	9/23/09*-	4/14/11*-	Year Ended	5/12/10*-	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/11	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$83,122	$28,397	$577,107	$1,537,974	$67,679	$54,421,679	$38,076,431	$2,453,248	$1,328,244
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	169,390	9,796	(10,258,472)	(25,880,435)	4,139,691	(5,420,928)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	—	—	1,763,856	599,730	89,811	140,028,325	(39,405,741)	18,410,725	(8,492,981)

Net increase (decrease) in net assets resulting from operations	83,122	28,397	2,340,963	2,307,094	167,286	184,191,532	(27,209,745)	25,003,664	(12,585,665)

Net equalization credits and charges	(1,678)	552	—	31,488	—	—	5,353,531	—	196,533

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(83,520)	(19,230)	(315,538)	(1,476,708)	(20,533)	(26,525,099)	(14,678,113)	—	(895,839)
Net realized gains	—	—	—	(9,797)	—	—	—	—	(14,178)

Total distributions to shareholders	(83,520)	(19,230)	(315,538)	(1,486,505)	(20,533)	(26,525,099)	(14,678,113)	—	(910,017)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	—	15,001,302	45,000,000	24,828,720	10,000,000	444,906,645	676,154,211	98,578,048	158,537,496
Cost of shares redeemed	(6,003,177)	—	—	(5,225,331)	—	(93,838,907)	(180,818,380)	(7,532,663)	(20,911,640)
Net income equalization (Note 2)	1,678	(552)	—	(31,488)	—	—	(5,353,531)	—	(196,533)
Other capital (Note 4)	—	3,000	—	12,414	—	1,616,237	2,570,918	129,336	283,623

Net increase (decrease) in net assets from beneficial interest transactions	(6,001,499)	15,003,750	45,000,000	19,584,315	10,000,000	352,683,975	492,553,218	91,174,721	137,712,946

Net increase (decrease) in net assets during the year	(6,003,575)	15,013,469	47,025,425	20,436,392	10,146,753	510,350,408	456,018,891	116,178,385	124,413,797
Net assets at beginning of year	15,013,469	—	—	10,146,753	—	850,500,992	394,482,101	134,928,117	10,514,320

NET ASSETS END OF YEAR (1)	$9,009,894	$15,013,469	$47,025,425	$30,583,145	$10,146,753	$1,360,851,400	$850,500,992	$251,106,502	$134,928,117

SHARES OF BENEFICIAL INTEREST:
Shares sold	—	500,000	900,000	500,000	200,000	7,400,000	12,100,000	2,600,000	4,300,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—	—	—	—
Shares redeemed	(200,000)	—	—	(100,000)	—	(1,700,000)	(3,400,000)	(200,000)	(600,000)

Net increase (decrease)	(200,000)	500,000	900,000	400,000	200,000	5,700,000	8,700,000	2,400,000	3,700,000

(1) Including undistributed (distribution in excess of) net investment income	$8,759	$9,167	$230,082	$108,412	$47,146	$8,953,245	$(12,386,027)	$1,687,467	$(4,333,426)

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays Capital International Treasury Bond ETF		SPDR Barclays Capital International Corporate Bond ETF		SPDR Barclays Capital Emerging Markets Local Bond ETF	SPDR Barclays Capital High Yield Bond ETF
				For the Period	For the Period
	Year Ended	Year Ended	Year Ended	5/19/10*-	2/23/11*-	Year Ended	Year Ended
	6/30/11	6/30/10	6/30/11	6/30/10	6/30/11	6/30/11	6/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,113,147	$33,322,966	$418,628	$14,828	$309,695	$519,246,810	$363,229,613
Net realized gain (loss) on investments and foreign currency transactions	39,801,628	(36,032,386)	188,141	3,377	(233,476)	327,623,154	162,789,493
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	104,140,455	(5,435,181)	1,459,669	(33,427)	343,862	10,291,259	43,410,245

Net increase (decrease) in net assets resulting from operations	176,055,230	(8,144,601)	2,066,438	(15,222)	420,081	857,161,223	569,429,351

Net equalization credits and charges	—	(1,840,713)	—	—	—	7,548,278	12,051,924

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(11,382,075)	(11,120,253)	(226,681)	—	(166,472)	(519,131,508)	(361,521,034)
Net realized gains	—	—	(1,035)	—	—	(97,393,593)	—

Total distributions to shareholders	(11,382,075)	(11,120,253)	(227,716)	—	(166,472)	(616,525,101)	(361,521,034)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	450,283,038	443,361,818	44,261,032	6,000,000	28,081,162	4,400,492,400	2,852,761,943
Proceeds from reinvestment of distributions	—	—	—	—	—	—	624,635
Cost of shares redeemed	(70,723,956)	(477,707,073)	—	—	—	(2,028,216,846)	(660,797,330)
Net income equalization (Note 2)	—	1,840,713	—	—	—	(7,548,278)	(12,051,924)
Other capital (Note 4)	917,974	2,302,672	115,334	8,400	229,249	1,374,626	44,960

Net increase (decrease) in net assets from beneficial interest transactions	380,477,056	(30,201,870)	44,376,366	6,008,400	28,310,411	2,366,101,902	2,180,582,284

Net increase (decrease) in net assets during the year	545,150,211	(51,307,437)	46,215,088	5,993,178	28,564,020	2,614,286,302	2,400,542,525
Net assets at beginning of year	1,037,923,330	1,089,230,767	5,993,178	—	—	4,301,251,673	1,900,709,148

NET ASSETS END OF YEAR (1)	$1,583,073,541	$1,037,923,330	$52,208,266	$5,993,178	$28,564,020	$6,915,537,975	$4,301,251,673

SHARES OF BENEFICIAL INTEREST:
Shares sold	7,500,000	7,800,000	1,300,000	200,000	900,000	110,900,000	75,200,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—	17,314
Shares redeemed	(1,200,000)	(8,600,000)	—	—	—	(50,700,000)	(17,400,000)

Net increase (decrease)	6,300,000	(800,000)	1,300,000	200,000	900,000	60,200,000	57,817,314

(1) Including undistributed (distribution in excess of) net investment income	$15,823,766	$(36,815,158)	$411,339	$18,364	$(83,965)	$18,255,942	$12,320,988

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Barclays Capital 1-3 Month T-Bill ETF								SPDR Barclays Capital TIPS ETF						SPDR Barclays Capital Intermediate Term Treasury ETF
							For the						For the						For the
							Period						Period						Period
	Year Ended		Year Ended		Year Ended	Year Ended	5/25/07*-		Year Ended	Year Ended	Year Ended	Year Ended	5/25/07*-		Year Ended	Year Ended	Year Ended	Year Ended	5/23/07*-
	6/30/11		6/30/10		6/30/09	6/30/08	6/30/07		6/30/11	6/30/10	6/30/09	6/30/08	6/30/07		6/30/11	6/30/10	6/30/09	6/30/08	6/30/07

Net asset value, beginning of period	$45.85		$45.86		$45.88	$45.96	$45.74		$52.74	$49.74	$52.00	$47.88	$48.01		$59.19	$57.22	$55.32	$52.56	$52.57

Income (loss) from investment operations:
Net investment income (loss)	0.00	(1) (2)	0.00	(1) (2)	0.23 (2)	1.32	0.20		2.21 (2)	1.78 (2)	0.54 (2)	2.86	0.41		1.17 (2)	1.19 (2)	1.43 (2)	2.06	0.22
Net realized and unrealized gain (loss) (3)	0.00	(1)	0.00	(1)	0.11	0.03	0.02		1.70	2.78	(1.19)	4.24	(0.57)		0.37	2.02	1.92	2.81	(0.23)

Total from investment operations	0.00	(1)	0.00	(1)	0.34	1.35	0.22		3.91	4.56	(0.65)	7.10	(0.16)		1.54	3.21	3.35	4.87	(0.01)

Net equalization credits and charges (2)	0.00	(1)	0.00	(1)	0.02	0.09	—		0.01	0.01	0.07	(0.12)	0.03		(0.01)	0.03	0.06	0.17	—

Other Capital (2)	—		—		—	—	—		—	—	0.00 (1)	—	—		0.00 (1)	—	—	—	—

Distributions to shareholders from:
Net investment income	—		0.00	(1)	(0.37)	(1.52)	—		(1.90)	(1.57)	(1.68)	(2.86)	—		(1.18)	(1.19)	(1.51)	(2.24)	—
Net realized gains	—		0.00	(1)	(0.01)	—	—		—	—	—	—	—		(0.12)	(0.08)	—	(0.04)	—
Return of capital	—		(0.01)		—	—	—		—	—	—	—	—		—	—	—	—	—

Total distributions	—		(0.01)		(0.38)	(1.52)	—		(1.90)	(1.57)	(1.68)	(2.86)	—		(1.30)	(1.27)	(1.51)	(2.28)	—

Net asset value, end of period	$45.85		$45.85		$45.86	$45.88	$45.96		$54.76	$52.74	$49.74	$52.00	$47.88		$59.42	$59.19	$57.22	$55.32	$52.56

Total return (4)	0.01%		0.00	%(5)	0.79%	3.18%	0.48%		7.55%	9.33%	(1.11)%	14.96%	(0.27)%		2.62%	5.73%	6.20%	9.73%	(0.02)%
Net assets, end of period (in 000’s)	$1,008,816		$1,054,532		$985,943	$284,435	$36,766		$438,091	$379,749	$288,501	$93,602	$57,457		$213,929	$242,703	$143,070	$44,261	$10,513
Ratio of expenses to average net assets	0.15%		0.14%		0.14%	0.14%	0.14	%(6)	0.20%	0.19%	0.19%	0.19%	0.19	%(6)	0.16%	0.14%	0.14%	0.14%	0.14	%(6)
Ratio of net investment income (loss) to average net assets	0.00	%(5)	0.00	%(5)	0.49%	2.72%	4.49	%(6)	4.12%	3.48%	1.11%	6.49%	10.23	%(6)	1.98%	2.06%	2.50%	3.51%	4.13	%(6)
Portfolio turnover rate (7)	628%		623%		692%	583%	2%		21%	18%	21%	16%	—	%(5)	33%	39%	49%	36%	7%

*	Commencement of operations
(1)	Amount is less than $0.005 per share.
(2)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Amount is less than 0.005%.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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215

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

																		SPDR
																		Barclays
																		Capital
																		Issuer
																		Scored
																		Corporate
	SPDR Barclays Capital Long Term Treasury ETF						SPDR Barclays Capital Short Term Corporate Bond ETF			SPDR Barclays Capital Intermediate Term Corporate Bond ETF				SPDR Barclays Capital Long Term Corporate Bond ETF				Bond ETF
					For the			For the				For the				For the		For the
					Period			Period				Period				Period		Period
	Year Ended	Year Ended	Year Ended	Year Ended	5/23/07*-		Year Ended	12/16/09*-		Year Ended	Year Ended	2/10/09*-		Year Ended	Year Ended	3/10/09*-		4/7/11*-
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07		6/30/11	6/30/10		6/30/11	6/30/10	6/30/09		6/30/11	6/30/10	6/30/09		6/30/11

Net asset value, beginning of period	$59.15	$55.00	$53.39	$49.67	$50.12		$29.98	$30.00		$32.50	$30.39	$30.00		$36.57	$33.31	$30.00		$30.00

Income (loss) from investment operations:
Net investment income (loss)	2.17 (1)	2.20 (1)	2.36 (1)	2.47	0.22		0.56 (1)	0.31	(1)	1.14 (1)	1.31 (1)	0.59	(1)	2.00 (1)	2.07 (1)	0.65	(1)	0.24	(1)
Net realized and unrealized gain (loss) (2)	(2.94)	4.06	1.64	3.72	(0.67)		0.48	(0.17)		0.66	2.13	0.20		(0.22)	3.30	3.13		0.32

Total from investment operations	(0.77)	6.26	4.00	6.19	(0.45)		1.04	0.14		1.80	3.44	0.79		1.78	5.37	3.78		0.56

Net equalization credits and charges (1)	0.01	0.08	0.01	(0.01)	—		0.01	0.04		0.03	0.09	0.05		0.02	0.06	—		—

Other Capital (1)	—	—	—	—	—		0.00 (3)	0.06		0.00 (3)	0.00 (3)	—		0.02	—	—		0.11

Distributions to shareholders from:
Net investment income	(2.17)	(2.19)	(2.40)	(2.45)	—		(0.56)	(0.26)		(1.15)	(1.38)	(0.45)		(2.01)	(2.09)	(0.47)		(0.15)
Net realized gains	—	—	—	(0.01)	—		(0.03)	—		(0.15)	(0.04)	—		(0.83)	(0.08)	—		—

Total distributions	(2.17)	(2.19)	(2.40)	(2.46)	—		(0.59)	(0.26)		(1.30)	(1.42)	(0.45)		(2.84)	(2.17)	(0.47)		(0.15)

Net asset value, end of period	$56.22	$59.15	$55.00	$53.39	$49.67		$30.44	$29.98		$33.03	$32.50	$30.39		$35.55	$36.57	$33.31		$30.52

Total return (4)	(1.24)%	11.93%	7.51%	12.62%	(0.90)%		3.60%	0.79%		5.72%	11.85%	2.86%		5.20%	16.76%	12.70%		2.23%
Net assets, end of period (in 000’s)	$22,488	$23,661	$16,499	$10,678	$9,934		$337,925	$161,898		$191,565	$113,747	$27,349		$35,553	$32,909	$6,661		$12,208
Ratio of expenses to average net assets	0.15%	0.14%	0.14%	0.14%	0.14	%(5)	0.13%	0.13	%(5)	0.16%	0.15%	0.15	%(5)	0.17%	0.15%	0.15	%(5)	0.16	%(5)
Ratio of net investment income (loss) to average net assets	3.79%	4.01%	4.14%	4.58%	4.29	%(5)	1.83%	1.94	%(5)	3.45%	4.13%	5.22	%(5)	5.49%	5.85%	6.82	%(5)	3.42	%(5)
Portfolio turnover rate (6)	26%	54%	17%	11%	4%		46%	23%		37%	42%	4%		58%	42%	27%		6%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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217

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Barclays Capital Convertible Securities ETF				SPDR Barclays Capital Mortgage Backed Bond ETF				SPDR Barclays Capital Aggregate Bond ETF						SPDR Nuveen Barclays Capital Municipal Bond ETF
			For the				For the						For the					For the
			Period				Period						Period					Period
	Year Ended	Year Ended	4/14/09*-		Year Ended	Year Ended	1/15/09*-		Year Ended	Year Ended	Year Ended	Year Ended	5/23/07*-		Year Ended	Year Ended	Year Ended	9/11/07*-
	6/30/11	6/30/10	6/30/09		6/30/11	6/30/10	6/30/09		6/30/11	6/30/10	6/30/09	6/30/08	6/30/07		6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$36.06	$31.65	$30.00		$27.36	$26.26	$26.05		$56.67	$54.47	$53.13	$52.09	$52.36		$22.94	$21.95	$21.73	$22.16

Income (loss) from investment operations:
Net investment income (loss)	0.68 (1)	1.43 (1)	0.35	(1)	0.48 (1)	0.68 (1)	0.25	(1)	1.55 (1)	1.85 (1)	2.13 (1)	2.44	0.24		0.79 (1)	0.85 (1)	0.86 (1)	0.64
Net realized and unrealized gain (loss) (2)	6.52	4.78	1.42		0.50	1.29	0.14		0.58	3.13	1.41	0.91	(0.51)		(0.05)	0.97	0.18	(0.53)

Total from investment operations	7.20	6.21	1.77		0.98	1.97	0.39		2.13	4.98	3.54	3.35	(0.27)		0.74	1.82	1.04	0.11

Net equalization credits and charges (1)	0.04	0.05	0.05		0.02	0.07	—		0.01	0.01	0.03	0.31	—		0.00 (3)	0.02	0.03	0.05

Other Capital (1)	0.00 (3)	0.02	0.05		0.06	0.10	—		0.00 (3)	—	0.01	—	—		—	—	0.00 (3)	0.00	(3)

Distributions to shareholders from:
Net investment income	(1.63)	(1.76)	(0.22)		(0.51)	(0.73)	(0.18)		(1.59)	(1.86)	(2.18)	(2.62)	—		(0.79)	(0.85)	(0.85)	(0.59)
Net realized gains	(0.12)	(0.11)	—		(0.56)	(0.31)	—		(0.82)	(0.93)	(0.06)	—	—		(0.14)	—	—	—

Total distributions	(1.75)	(1.87)	(0.22)		(1.07)	(1.04)	(0.18)		(2.41)	(2.79)	(2.24)	(2.62)	—		(0.93)	(0.85)	(0.85)	(0.59)

Net asset value, end of period	$41.55	$36.06	$31.65		$27.35	$27.36	$26.26		$56.40	$56.67	$54.47	$53.13	$52.09		$22.75	$22.94	$21.95	$21.73

Total return (4)	20.38%	19.92%	6.24%		3.88%	8.31%	1.51%		3.83%	9.36%	6.90%	7.13%	(0.52)%		3.33%	8.50%	5.07%	0.73%
Net assets, end of period (in 000’s)	$926,572	$259,629	$44,307		$35,556	$27,362	$5,252		$259,438	$221,027	$196,090	$116,880	$10,419		$873,455	$952,260	$583,859	$256,404
Ratio of expenses to average net assets	0.41%	0.40%	0.40	%(5)	0.21%	0.21%	0.20	%(5)	0.15%	0.13%	0.13%	0.13%	0.13	%(5)	0.22%	0.20%	0.20%	0.20	%(5)
Ratio of expenses to average net assets before waivers	N/A	N/A	N/A		N/A	N/A	N/A		0.20%	0.19%	0.19%	0.19%	0.19	%(5)	0.30%	0.30%	0.30%	0.30	%(5)
Ratio of net investment income (loss) to average net assets	1.68%	3.85%	5.33	%(5)	1.77%	2.55%	2.14	%(5)	2.74%	3.33%	3.98%	4.13%	4.42	%(5)	3.46%	3.75%	3.96%	3.79	%(5)
Portfolio turnover rate (6)	33%	26%	9%		1,107%	897%	619%		310%	376%	475%	151%	17%		16%	9%	3%	0%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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219

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Nuveen Barclays Capital California Municipal Bond ETF					SPDR Nuveen Barclays Capital New York Municipal Bond ETF					SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
				For the					For the					For the
				Period					Period					Period
	Year Ended	Year Ended	Year Ended	10/10/07*-		Year Ended	Year Ended	Year Ended	10/11/07*-		Year Ended	Year Ended	Year Ended	10/10/07*-
	6/30/11	6/30/10	6/30/09	6/30/08		6/30/11	6/30/10	6/30/09	6/30/08		6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$22.53	$21.25	$21.74	$22.18		$22.66	$21.49	$21.64	$21.96		$24.08	$23.67	$22.82	$22.53

Income (loss) from investment operations:
Net investment income (loss)	0.87 (1)	0.96 (1)	0.92 (1)	0.62		0.76 (1)	0.88 (1)	0.87 (1)	0.63		0.36 (1)	0.42 (1)	0.55 (1)	0.45
Net realized and unrealized gain (loss) (2)	(0.19)	1.27	(0.52)	(0.52)		(0.20)	1.16	(0.16)	(0.39)		0.19	0.41	0.83	0.19

Total from investment operations	0.68	2.23	0.40	0.10		0.56	2.04	0.71	0.24		0.55	0.83	1.38	0.64

Net equalization credits and charges (1)	0.01	0.01	0.02	0.02		0.00 (3)	0.01	0.01	—		0.00 (3)	0.01	0.03	0.06

Other Capital (1)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	—		0.00 (3)	0.01	0.01	0.01

Distributions to shareholders from:
Net investment income	(0.86)	(0.96)	(0.91)	(0.56)		(0.76)	(0.88)	(0.87)	(0.56)		(0.36)	(0.44)	(0.57)	(0.42)
Net realized gains	(0.17)	—	—	—		(0.12)	—	—	—		(0.07)	—	—	—

Total distributions	(1.03)	(0.96)	(0.91)	(0.56)		(0.88)	(0.88)	(0.87)	(0.56)		(0.43)	(0.44)	(0.57)	(0.42)

Net asset value, end of period	$22.19	$22.53	$21.25	$21.74		$22.34	$22.66	$21.49	$21.64		$24.20	$24.08	$23.67	$22.82

Total return (4)	3.23%	10.67%	2.02%	0.54%		2.55%	9.66%	3.49%	1.08%		2.33%	3.60%	6.29%	3.16%
Net assets, end of period (in 000’s)	$73,226	$65,333	$40,376	$17,392		$24,575	$24,926	$15,046	$12,986		$1,299,603	$1,252,378	$501,788	$123,225
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20	%(5)	0.20%	0.20%	0.20%	0.20	%(5)	0.20%	0.20%	0.20%	0.20	%(5)
Ratio of net investment income (loss) to average net assets	3.92%	4.32%	4.33%	4.04	%(5)	3.40%	3.92%	4.11%	4.02	%(5)	1.49%	1.77%	2.35%	2.66	%(5)
Portfolio turnover rate (6)	29%	12%	24%	17%		37%	9%	33%	32%		25%	14%	4%	2%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

220

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221

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

				SPDR
				Nuveen S&P
				High
				Yield
				Municipal
	SPDR Nuveen S&P VRDO Municipal Bond ETF			Bond ETF		SPDR Nuveen Barclays Capital Build America Bond ETF			SPDR DB International Government Inflation-Protected Bond ETF					SPDR Barclays Capital Short Term International Treasury Bond ETF
		For the		For the			For the					For the					For the
		Period		Period			Period					Period					Period
	Year Ended	9/23/09*-		4/14/11*-		Year Ended	5/12/10*-		Year Ended	Year Ended	Year Ended	3/13/08*-		Year Ended	Year Ended		1/15/09*-
	6/30/11	6/30/10		6/30/11		6/30/11	6/30/10		6/30/11	6/30/10	6/30/09	6/30/08		6/30/11	6/30/10		6/30/09

Net asset value, beginning of period	$30.03	$30.00		$50.00		$50.73	$50.00		$52.18	$51.90	$60.71	$61.85		$33.73	$35.05		$33.05

Income (loss) from investment operations:
Net investment income (loss)	0.24 (1)	0.06	(1)	0.64	(1)	2.74 (1)	0.34	(1)	3.19 (1)	2.52 (1)	2.08 (1)	0.73		0.51 (1)	0.46	(1)	0.21	(1)
Net realized and unrealized gain (loss) (2)	—	—		1.96		0.16	0.49		7.90	(1.96)	(9.07)	(1.35)		4.97	(1.41)		1.83

Total from investment operations	0.24	0.06		2.60		2.90	0.83		11.09	0.56	(6.99)	(0.62)		5.48	(0.95)		2.04

Net equalization credits and charges (1)	0.00 (3)	0.00	(3)	—		0.06	—		—	0.35	0.03	0.10		—	0.07		(0.06)

Other Capital (1)	—	0.01		—		0.02	—		0.09	0.17	0.07	0.05		0.03	0.10		0.07

Distributions to shareholders from:
Net investment income	(0.24)	(0.04)		(0.35)		(2.73)	(0.10)		(1.50)	(0.80)	(0.04)	(0.67)		—	(0.54)		(0.05)
Net realized gains	—	—		—		(0.01)	—		—	—	—	—		—	—		—
Return of capital	—	—		—		—	—		—	—	(1.88)	—		—	(0.00	)(3)	—

Total distributions	(0.24)	(0.04)		(0.35)		(2.74)	(0.10)		(1.50)	(0.80)	(1.92)	(0.67)		—	(0.54)		(0.05)

Net asset value, end of period	$30.03	$30.03		$52.25		$50.97	$50.73		$61.86	$52.18	$51.90	$60.71		$39.24	$33.73		$35.05

Total return (4)	0.81%	0.23%		5.21%		6.22%	1.67%		21.61%	2.03%	(11.34)%	(0.73)%		16.34%	(2.32)%		6.22%
Net assets, end of period (in 000’s)	$9,010	$15,013		$47,025		$30,583	$10,147		$1,360,851	$850,501	$394,482	$206,414		$251,107	$134,928		$10,514
Ratio of expenses to average net assets	0.21%	0.21	%(5)	0.45	%(5)	0.35%	0.36	%(5)	0.52%	0.50%	0.50%	0.50	%(5)	0.36%	0.35%		0.36	%(5)
Ratio of expenses to average net assets before waivers	N/A	N/A		0.50	%(5)	N/A	N/A		N/A	N/A	N/A	N/A		N/A	N/A		N/A
Ratio of net investment income (loss) to average net assets	0.80%	0.26	%(5)	5.86%		5.54%	5.10	%(5)	5.43%	4.60%	4.20%	6.89	%(5)	1.37%	1.30%		1.39	%(5)
Portfolio turnover rate (6)	77%	173%		33%		58%	16%		23%	40%	50%	2%		85%	95%		39%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

222

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223

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

									SPDR
									Barclays
									Capital
									Emerging
									Markets
									Local
	SPDR Barclays Capital International Treasury Bond ETF					SPDR Barclays Capital International Corporate Bond ETF			Bond ETF		SPDR Barclays Capital High Yield Bond ETF
				For the			For the								For the
				Period			Period								Period
	Year Ended	Year Ended	Year Ended	10/2/07*-		Year Ended	5/19/10*-		Year Ended		Year Ended	Year Ended	Year Ended		11/28/07*-
	6/30/11	6/30/10	6/30/09	6/30/08		6/30/11	6/30/10		6/30/11		6/30/11	6/30/10	6/30/09		6/30/08

Net asset value, beginning of period	$53.78	$54.19	$55.14	$51.55		$29.97	$30.00		$30.00		$37.99	$34.30	$43.82		$47.29

Income (loss) from investment operations:
Net investment income (loss)	1.42 (1)	1.48 (1)	1.51 (1)	0.97		0.93 (1)	0.07	(1)	0.55	(1)	3.25 (1)	4.16 (1)	4.75	(1)	2.19
Net realized and unrealized gain (loss) (2)	7.09	(1.48)	(1.32)	3.49		4.44	(0.14)		1.06		2.53	3.70	(10.11)		(4.04)

Total from investment operations	8.51	—	0.19	4.46		5.37	(0.07)		1.61		5.78	7.86	(5.36)		(1.85)

Net equalization credits and charges (1)	—	(0.08)	(0.01)	0.11		—	—		—		0.05	0.14	0.39		0.39

Other Capital (1)	0.04	0.10	0.02	0.03		0.26	0.04		0.41		0.01	0.00 (3)	0.00	(3)	0.01

Distributions to shareholders from:
Net investment income	(0.49)	(0.43)	(1.15)	(1.01)		(0.78)	—		(0.28)		(3.34)	(4.31)	(4.55)		(2.02)
Net realized gains	—	—	—	—		(0.01)	—		—		(0.61)	—	—		—

Total distributions	(0.49)	(0.43)	(1.15)	(1.01)		(0.79)	—		(0.28)		(3.95)	(4.31)	(4.55)		(2.02)

Net asset value, end of period	$61.84	$53.78	$54.19	$55.14		$34.81	$29.97		$31.74		$39.88	$37.99	$34.30		$43.82

Total return (5)	15.95%	(0.01)%	0.50%	8.95%		19.01%	(0.10)%		6.70%		15.87%	24.22%	(10.13	)%(4)	(3.10)%
Net assets, end of period (in 000’s)	$1,583,074	$1,037,923	$1,089,231	$760,990		$52,208	$5,993		$28,564		$6,915,538	$4,301,252	$1,900,709		$394,346
Ratio of expenses to average net assets	0.52%	0.50%	0.50%	0.50	%(6)	0.55%	0.55	%(6)	0.50	%(6)	0.41%	0.40%	0.40%		0.40	%(6)
Ratio of net investment income (loss) to average net assets	2.41%	2.62%	2.91%	3.03	%(6)	2.77%	2.16	%(6)	5.01	%(6)	8.13%	10.96%	14.81%		9.43	%(6)
Portfolio turnover rate (7)	63%	80%	43%	54%		21%	2%		5%		40%	53%	30%		19%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09 to the SPDR Barclays Capital High Yield Bond ETF, the total return would have been (10.44)%.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

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225

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2011

1.	Organization

SPDR Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end investment management company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2011, the Trust offered fifty-five (55) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a “Fund”, collectively as the “Funds”). The financial statements herein relate to the following twenty-four (24) Funds: SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital TIPS ETF, SPDR Barclays Capital Intermediate Term Treasury ETF, SPDR Barclays Capital Long Term Treasury ETF, SPDR Barclays Capital Short Term Corporate Bond ETF, SPDR Barclays Capital Intermediate Term Corporate Bond ETF, SPDR Barclays Capital Long Term Corporate Bond ETF, SPDR Barclays Capital Issuer Scored Corporate Bond ETF, SPDR Barclays Capital Convertible Securities ETF, SPDR Barclays Capital Mortgage Backed Bond ETF, SPDR Barclays Capital Aggregate Bond ETF, SPDR Nuveen Barclays Capital Municipal Bond ETF, SPDR Nuveen Barclays Capital California Municipal Bond ETF, SPDR Nuveen Barclays Capital New York Municipal Bond ETF, SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF, SPDR Nuveen S&P VRDO Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF, SPDR Nuveen Barclays Capital Build America Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Treasury Bond ETF, SPDR Barclays Capital International Corporate Bond ETF, SPDR Barclays Capital Emerging Markets Local Bond ETF and SPDR Barclays Capital High Yield Bond ETF. Each Fund operates as a non-diversified investment company. The other thirty-one (31) Funds are included in a separate Annual Report.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the Fund’s benchmark index. The values of fixed income securities could decline generally or could underperform other investments. Generally, a Fund will not sell a fixed income security because the security’s issuer is in financial trouble, unless that security is removed from the Fund’s respective benchmark index.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

The value of each Fund’s portfolio securities and other financial instruments are based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained

226

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Variable Rate Demand Obligations are valued at par. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. U.S. fixed income securities may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Fund’s investments by industry, debt securities issued by the U.S. government or U.S. government agencies, corporate debt securities, foreign government obligations, commercial mortgage obligations, debt issued by states of the U.S. and political subdivisions of states.

227

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

The following table summarizes the inputs used in valuing the Funds’ investments as of June 30, 2011:

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
Fund	Prices	Inputs	Inputs	Total

SPDR Barclays Capital 1-3 Month T-Bill ETF	$226,280	$1,008,636,481	$—	$1,008,862,761
SPDR Barclays Capital TIPS ETF	47,494,856	434,888,191	—	482,383,047
SPDR Barclays Capital Intermediate Term Treasury ETF	37,855,695	212,350,252	—	250,205,947
SPDR Barclays Capital Long Term Treasury ETF	4,321,919	22,202,910	—	26,524,829
SPDR Barclays Capital Short Term Corporate Bond ETF	8,323,883	332,943,216	—	341,267,099
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	15,055,508	189,065,744	—	204,121,252
SPDR Barclays Capital Long Term Corporate Bond ETF	3,545,807	34,861,811	—	38,407,618
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	115,794	11,952,598	—	12,068,392
SPDR Barclays Capital Convertible Securities ETF	353,939,961	670,303,171	—	1,024,243,132
SPDR Barclays Capital Mortgage Backed Bond ETF	35,610,780	35,330,873	—	70,941,653
SPDR Barclays Capital Aggregate Bond ETF	101,797,003	254,855,312	—	356,652,315
SPDR Nuveen Barclays Capital Municipal Bond ETF	623,561	862,466,423	—	863,089,984
SPDR Nuveen Barclays Capital California Municipal Bond ETF	1,235,075	72,065,454	—	73,300,529
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	961,409	23,322,624	—	24,284,033
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	4,806,799	1,294,902,033	—	1,299,708,832
SPDR Nuveen S&P VRDO Municipal Bond ETF	441,285	8,562,000	—	9,003,285
SPDR Nuveen S&P High Yield Municipal Bond ETF	136,806	46,060,620	—	46,197,426
SPDR Nuveen Barclays Capital Build America Bond ETF	133,062	29,952,977	—	30,086,039
SPDR DB International Government Inflation-Protected Bond ETF	678,762	1,343,855,733	—	1,344,534,495
SPDR Barclays Capital Short Term International Treasury Bond ETF	2,669,507	226,990,926	—	229,660,433
SPDR Barclays Capital International Treasury Bond ETF	16,154,576	1,499,299,512	—	1,515,454,088
SPDR Barclays Capital International Corporate Bond ETF	47,951	50,793,682	—	50,841,633
SPDR Barclays Capital Emerging Markets Local Bond ETF	510,500	27,197,481	—	27,707,981
SPDR Barclays Capital High Yield Bond ETF	53,523,887	6,685,606,086	—	6,739,129,973

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
Fund — Other Financial Instruments*	Prices	Inputs	Inputs	Total

SPDR Barclays Capital Short Term International Treasury Bond ETF	$—	$1,078	$—	$1,078
SPDR Barclays Capital International Treasury Bond ETF	—	908	—	908

228

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
Fund — Other Financial Instruments*	Prices	Inputs	Inputs	Total

SPDR Barclays Capital International Corporate Bond ETF	$—	$(746)	$—	$(746)
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	2,430	—	2,430

*	Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

All equity securities are valued at Level 1 quoted prices and all fixed income securities are valued at Level 2 quoted prices. There were no transfers between levels for the year ended June 30, 2011.

Investment Income

Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income is recorded on the ex-dividend date. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Treasury Bond ETF, SPDR Barclays Capital International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF did not utilize equalization during the period due to book-tax differences affecting income from foreign currency. Amounts related to Equalization can be found on the Statements of Changes.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings on the ex-dividend date.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statements of Operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

229

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Some foreign markets in which the Funds invest are considered emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market.

Forward Foreign Currency Contracts

The SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Corporate Bond ETF, SPDR Barclays Capital International Treasury Bond ETF and the SPDR Barclays Capital Emerging Markets Local Bond ETF may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

The following tables summarize the value of the Fund’s derivative instruments as of June 30, 2011 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

		Asset Derivative
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR Barclays Capital Short Term International Treasury Bond ETF (a)	Forward Contract	$—	$1,978	$—	$—	$—	$—	$1,978
SPDR Barclays Capital International Treasury Bond ETF (a)	Forward Contract	—	8,883	—	—	—	—	8,883
SPDR Barclays Capital International Corporate Bond ETF (a)	Forward Contract	—	14,514	—	—	—	—	14,514
SPDR Barclays Capital Emerging Markets Local Bond ETF (a)	Forward Contract	—	4,342	—	—	—	—	4,342

(a)	Unrealized appreciation on forward currency contracts.

230

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

		Liability Derivative
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR Barclays Capital Short Term International Treasury Bond ETF (a)	Forward Contract	$—	$900	$—	$—	$—	$—	$900
SPDR Barclays Capital International Treasury Bond ETF (a)	Forward Contract	—	7,975	—	—	—	—	7,975
SPDR Barclays Capital International Corporate Bond ETF (a)	Forward Contract	—	15,260	—	—	—	—	15,260
SPDR Barclays Capital Emerging Markets Local Bond ETF (a)	Forward Contract	—	1,912	—	—	—	—	1,912

(a)	Unrealized depreciation on forward currency contracts.

		Realized Gain (Loss)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR Barclays Capital Short Term International Treasury Bond ETF (a)	Forward Contract	$—	$18,602	$—	$—	$—	$—	$18,602
SPDR Barclays Capital International Treasury Bond ETF (a)	Forward Contract	—	132,474	—	—	—	—	132,474
SPDR Barclays Capital International Corporate Bond ETF (a)	Forward Contract	—	403	—	—	—	—	403
SPDR Barclays Capital Emerging Markets Local Bond ETF (a)	Forward Contract	—	210	—	—	—	—	210

(a)	Net realized gain (loss) on forward foreign currency contracts.

		Change In Appreciation (Depreciation)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR Barclays Capital Short Term International Treasury Bond ETF (a)	Forward Contract	$—	$2,241	$—	$—	$—	$—	$2,241
SPDR Barclays Capital International Treasury Bond ETF (a)	Forward Contract	—	(78,757)	—	—	—	—	(78,757)

231

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

		Change In Appreciation (Depreciation)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR Barclays Capital International Corporate Bond ETF (a)	Forward Contract	$—	$(5,028)	$—	$—	$—	$—	$(5,028)
SPDR Barclays Capital Emerging Markets Local Bond ETF (a)	Forward Contract	—	2,430	—	—	—	—	2,430

(a)	Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

The volume of derivatives held at year end is indicative of the volume held throughout the year.

Mortgage Dollar Rolls

The SPDR Barclays Capital Aggregate Bond ETF and the SPDR Barclays Capital Mortgage Backed Bond ETF may enter into mortgage dollar roll transactions with respect to mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date.

The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase.

The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments.

Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Funds’ use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs. The Funds’ use of to-be announced (“TBA”) mortgage dollar rolls may cause the fund to experience higher transaction costs.

Inflation-Indexed Instruments

The SPDR Barclays Capital TIPS ETF and SPDR DB International Government Inflation-Protected Bond ETF may invest almost exclusively in inflation-indexed instruments which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders monthly. Investors will receive their inflation-adjusted principal at maturity. Deflation may cause dividends to be suspended.

Federal Income Tax

The Funds have qualified and intend to continue to qualify for and elect treatment as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for

232

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

tax equalization, in-kind transactions, foreign currencies, amortization and accretion of premium and discount, for financial statement purposes, and losses deferred due to wash sales.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes and, where appropriate, deferred foreign taxes.

The Funds have reviewed the tax positions for the open tax years as of June 30, 2011 and have determined that no provision for income tax is required in the Funds’ Financial Statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognized interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the year ended June 30, 2011, the following Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR Barclays Capital 1-3 Month T-Bill ETF	$37,516
SPDR Barclays Capital TIPS ETF	4,235,095
SPDR Barclays Capital Intermediate Term Treasury ETF	1,482,199
SPDR Barclays Capital Long Term Treasury ETF	302,276
SPDR Barclays Capital Short Term Corporate Bond ETF	501,976
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	606,647
SPDR Barclays Capital Long Term Corporate Bond ETF	142,898
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—
SPDR Barclays Capital Convertible Securities ETF	2,255,946
SPDR Barclays Capital Mortgage Backed Bond ETF	—
SPDR Barclays Capital Aggregate Bond ETF	770,241
SPDR Nuveen Barclays Capital Municipal Bond ETF	1,738,895
SPDR Nuveen Barclays Capital California Municipal Bond ETF	(137,090)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	45,068
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	1,580,313
SPDR Nuveen S&P VRDO Municipal Bond ETF	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Build America Bond ETF	312,312
SPDR DB International Government Inflation-Protected Bond ETF	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	411,738
SPDR Barclays Capital International Treasury Bond ETF	2,442,012
SPDR Barclays Capital International Corporate Bond ETF	—

233

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR Barclays Capital Emerging Markets Local Bond ETF	$—
SPDR Barclays Capital High Yield Bond ETF	156,867,877

At June 30, 2011, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring June 30:

	2017	2018	2019

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$—	$—
SPDR Barclays Capital TIPS ETF	18,724	209,542	—
SPDR Barclays Capital Intermediate Term Treasury ETF	—	—	—
SPDR Barclays Capital Long Term Treasury ETF	—	17,485	94,558
SPDR Barclays Capital Short Term Corporate Bond ETF	—	—	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	—	—	—
SPDR Barclays Capital Long Term Corporate Bond ETF	—	—	—
SPDR Barclays Capital Convertible Securities ETF	—	—	—
SPDR Barclays Capital Mortgage Backed Bond ETF	—	—	—
SPDR Barclays Capital Aggregate Bond ETF	—	—	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	—	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	—	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	—	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—	—	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	—	—	61,233
SPDR DB International Government Inflation-Protected Bond ETF	3,663,114	3,346,541	1,485,544
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	—	64,080
SPDR Barclays Capital International Treasury Bond ETF	—	532,370	5,552,225
SPDR Barclays Capital International Corporate Bond ETF	—	—	—
SPDR Barclays Capital High Yield Bond ETF	—	—	—

At June 30, 2011, SPDR Barclays Capital Issuer Scored Corporate Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF had capital loss carryforwards that are short term and will not expire of $0, $0 and ($1,937), respectively.

During the tax year ended June 30, 2011, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

SPDR Barclays Capital TIPS ETF	$756,957	$—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	140,934	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	186,141	—

234

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Under current tax laws, capital and foreign currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2010 through June 30, 2011 that are deferred for tax purposes until fiscal 2012:

Deferred Losses

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—
SPDR Barclays Capital TIPS ETF	—
SPDR Barclays Capital Intermediate Term Treasury ETF	—
SPDR Barclays Capital Long Term Treasury ETF	(298,287)
SPDR Barclays Capital Short Term Corporate Bond ETF	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	—
SPDR Barclays Capital Long Term Corporate Bond ETF	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—
SPDR Barclays Capital Convertible Securities ETF	—
SPDR Barclays Capital Mortgage Backed Bond ETF	—
SPDR Barclays Capital Aggregate Bond ETF	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	(10,926)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	(182,969)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Build America Bond ETF	(63,383)
SPDR DB International Government Inflation-Protected Bond ETF	(11,563)
SPDR Barclays Capital Short Term International Treasury Bond ETF	(28,196)
SPDR Barclays Capital International Treasury Bond ETF	—
SPDR Barclays Capital International Corporate Bond ETF	(14,081)
SPDR Barclays Capital Emerging Markets Local Bond ETF	(81,412)
SPDR Barclays Capital High Yield Bond ETF	—

For the year ended June 30, 2011, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended June 30, 2011 was as follows:

	Ordinary	Tax Exempt	Long-Term	Tax Return
	Income	Income	Capital Gains	of Capital

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$—	$—	$—
SPDR Barclays Capital TIPS ETF	14,198,063	—	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	4,716,465	—	178,225	—
SPDR Barclays Capital Long Term Treasury ETF	1,120,473	—	—	—
SPDR Barclays Capital Short Term Corporate Bond ETF	4,602,811	—	—	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	5,525,139	—	229,235	—
SPDR Barclays Capital Long Term Corporate Bond ETF	2,311,471	—	122,969	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	60,197	—	—	—
SPDR Barclays Capital Convertible Securities ETF	22,334,538	—	155,207	—
SPDR Barclays Capital Mortgage Backed Bond ETF	1,285,861	—	—	—

235

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	Ordinary	Tax Exempt	Long-Term	Tax Return
	Income	Income	Capital Gains	of Capital

SPDR Barclays Capital Aggregate Bond ETF	$9,251,113	$—	$423,583	$—
SPDR Nuveen Barclays Capital Municipal Bond ETF	447,107	31,630,191	5,191,753	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	5,301	2,744,909	547,910	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	882,050	138,121	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	667,781	19,359,304	3,360,413	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	83,520	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	315,538	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	1,486,505	—	—	—
SPDR DB International Government Inflation-Protected Bond ETF	26,525,099	—	—	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	—	—	—
SPDR Barclays Capital International Treasury Bond ETF	11,382,075	—	—	—
SPDR Barclays Capital International Corporate Bond ETF	227,716	—	—	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	166,472	—	—	—
SPDR Barclays Capital High Yield Bond ETF	582,296,620	—	34,228,481	—

The tax character of distributions paid during the year ended June 30, 2010 was as follows:

	Ordinary	Tax Exempt	Long-Term	Tax Return of
	Income	Income	Capital Gains	Capital

SPDR Barclays Capital 1-3 Month T-Bill ETF	$98,591	$—	$—	$124,216
SPDR Barclays Capital TIPS ETF	10,410,346	—	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	4,242,565	—	75,081	—
SPDR Barclays Capital Long Term Treasury ETF	748,307	—	—	—
SPDR Barclays Capital Short Term Corporate Bond ETF	765,917	—	—	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	2,622,190	—	—	—
SPDR Barclays Capital Long Term Corporate Bond ETF	1,124,360	—	—	—
SPDR Barclays Capital Convertible Securities ETF	9,638,178	—	—	—
SPDR Barclays Capital Mortgage Backed Bond ETF	409,680	—	—	—
SPDR Barclays Capital Aggregate Bond ETF	10,192,008	—	300,214	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	29,426,559	—	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	2,400,827	—	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	773,962	—	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—	15,418,078	—	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	19,230	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	20,533	—	—	—
SPDR DB International Government Inflation-Protected Bond ETF	14,678,113	—	—	—

236

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	Ordinary	Tax Exempt	Long-Term	Tax Return of
	Income	Income	Capital Gains	Capital

SPDR Barclays Capital Short Term International Treasury Bond ETF	$910,017	$—	$—	$—
SPDR Barclays Capital International Treasury Bond ETF	11,120,253	—	—	—
SPDR Barclays Capital International Corporate Bond ETF	—	—	—	—
SPDR Barclays Capital High Yield Bond ETF	361,521,034	—	—	—

For the year ended June 30, 2011, there were no significant differences between the book basis and the tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax deferral of losses on wash sales, the cumulative return of capital payment, PFICs (Passive Foreign Investment Companies), redemptions in-kind, dividend payables, amortization and accretion of premium and discount for financial statement purposes, and the deferral of post-October losses.

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Net Unrealized
	Ordinary	Tax Exempt	Long-Term	Appreciation
	Income	Income	Capital Gains	(Depreciation)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$69,291	$—	$—	$12,348
SPDR Barclays Capital TIPS ETF	2,803,579	—	—	26,062,226
SPDR Barclays Capital Intermediate Term Treasury ETF	139,687	—	204,263	5,608,372
SPDR Barclays Capital Long Term Treasury ETF	46,517	—	—	(648,010)
SPDR Barclays Capital Short Term Corporate Bond ETF	596,737	—	376,382	2,171,248
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	249,927	—	449,573	3,929,073
SPDR Barclays Capital Long Term Corporate Bond ETF	114,759	—	—	704,181
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	42,617	—	—	122,954
SPDR Barclays Capital Convertible Securities ETF	8,589,071	—	7,459,188	38,009,659
SPDR Barclays Capital Mortgage Backed Bond ETF	249,889	—	—	107,049
SPDR Barclays Capital Aggregate Bond ETF	307,999	—	749,167	6,423,617
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	1,187,029	94,696	22,420,950
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	141,153	—	581,943
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	50,430	—	284,713
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—	585,752	980,451	21,019,985
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	8,759	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	230,082	—	1,795,343
SPDR Nuveen Barclays Capital Build America Bond ETF	108,411	—	—	671,236
SPDR DB International Government Inflation-Protected Bond ETF	22,940,777	—	—	71,692,824
SPDR Barclays Capital Short Term International Treasury Bond ETF	1,886,030	—	—	10,132,415
SPDR Barclays Capital International Treasury Bond ETF	29,081,734	—	—	100,358,591
SPDR Barclays Capital International Corporate Bond ETF	433,281	—	—	1,404,300

237

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	Undistributed	Undistributed	Undistributed	Net Unrealized
	Ordinary	Tax Exempt	Long-Term	Appreciation
	Income	Income	Capital Gains	(Depreciation)

SPDR Barclays Capital Emerging Markets Local Bond ETF	$—	$—	$—	$336,958
SPDR Barclays Capital High Yield Bond ETF	18,255,942	—	60,929,098	137,270,217

Distributions

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders monthly. Each Fund declares and distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Effective October 30, 2009, the Trust’s Dividend Reinvestment Service is no longer available. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional shares of the Fund(s) are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Subsequent Events

Management has determined there are no subsequent events or transactions that would have materially impacted the Funds’ financial statements as presented.

3.	Fees and Compensation Paid to Affiliates and Other Related Party Transactions

Advisory Fee

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

	Annual Rate

SPDR Barclays Capital 1-3 Month T-Bill ETF	0.1345%
SPDR Barclays Capital TIPS ETF	0.1845
SPDR Barclays Capital Intermediate Term Treasury ETF	0.1345
SPDR Barclays Capital Long Term Treasury ETF	0.1345
SPDR Barclays Capital Short Term Corporate Bond ETF	0.1245
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	0.1500
SPDR Barclays Capital Long Term Corporate Bond ETF	0.1500
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	0.1600
SPDR Barclays Capital Convertible Securities ETF	0.4000
SPDR Barclays Capital Mortgage Backed Bond ETF	0.2000
SPDR Barclays Capital Aggregate Bond ETF	0.1845	*
SPDR Nuveen Barclays Capital Municipal Bond ETF	0.3000	*
SPDR Nuveen Barclays Capital California Municipal Bond ETF	0.2000
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	0.2000
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	0.2000
SPDR Nuveen S&P VRDO Municipal Bond ETF	0.2000

238

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	Annual Rate

SPDR Nuveen S&P High Yield Municipal Bond ETF	0.5000	*%
SPDR Nuveen Barclays Capital Build America Bond ETF	0.3500
SPDR DB International Government Inflation-Protected Bond ETF	0.5000
SPDR Barclays Capital Short Term International Treasury Bond ETF	0.3500
SPDR Barclays Capital International Treasury Bond ETF	0.5000
SPDR Barclays Capital International Corporate Bond ETF	0.5500
SPDR Barclays Capital Emerging Markets Local Bond ETF	0.5000
SPDR Barclays Capital High Yield Bond ETF	0.4000

*	The Adviser has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.1345%, 0.2300% and 0.45% until at least October 31, 2011 for the SPDR Barclays Capital Aggregate Bond ETF, SPDR Barclays Capital Municipal Bond ETF and the SPDR Nuveen S&P High Yield Municipal Bond ETF, respectively. For SPDR Barclays Capital Municipal Bond ETF, the limit to the management fee was 0.2000% until October 31, 2010.

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as the investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

For the year ended June 30, 2011, State Street earned securities lending agent fees from the following Funds:

Securities Lending
Agent Fees

SPDR Barclays Capital 1-3 Month T-Bill ETF	$42,267
SPDR Barclays Capital TIPS ETF	4,832
SPDR Barclays Capital Intermediate Term Treasury ETF	8,822
SPDR Barclays Capital Long Term Treasury ETF	1,081
SPDR Barclays Capital Short Term Corporate Bond ETF	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	2,852
SPDR Barclays Capital Long Term Corporate Bond ETF	903
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—
SPDR Barclays Capital Convertible Securities ETF	36,023
SPDR Barclays Capital Mortgage Backed Bond ETF	—
SPDR Barclays Capital Aggregate Bond ETF	5,390
SPDR Nuveen Barclays Capital Municipal Bond ETF	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—

239

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Securities Lending
Agent Fees

SPDR Nuveen S&P High Yield Municipal Bond ETF	$—
SPDR Nuveen Barclays Capital Build America Bond ETF	—
SPDR DB International Government Inflation-Protected Bond ETF	1,049
SPDR Barclays Capital Short Term International Treasury Bond ETF	—
SPDR Barclays Capital International Treasury Bond ETF	361
SPDR Barclays Capital International Corporate Bond ETF	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—
SPDR Barclays Capital High Yield Bond ETF	—

Distributor

State Street Global Markets, LLC (the “Distributor”), an affiliate of the Adviser, serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board of Trustees has determined that no such payments will be made through at least October 31, 2011 and therefore no such payments have been made.

The Distributor has established an assisted trading program to aid Authorized Participants in certain creation and redemption activity for which the Distributor receives commissions from Authorized Participants. In addition, the Distributor receives compensation from State Street associated with on-line creation and redemption activity of Authorized Participants.

Trustees’ Fees

The Trust and SPDR Index Share Funds (“SIS Trust”) pay, in the aggregate, each Independent Trustee an annual fee of $132,500 plus $7,500 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $37,500 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Transactions with Affiliates

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund-Institutional Class (“Liquid Reserves Fund”) and State Street Institutional Tax Free Money Market Fund-Institutional Class (“Tax Free Money Market Fund”), both a series of State Street Institutional Investment Trust. The Liquid Reserves Fund and Tax Free Money Market Fund are both feeder funds in a master/feeder fund structure that invest substantially all of their assets in the State Street Money Market Portfolio and State Street Tax Free Money Market Portfolio (“Master Portfolios”), respectively, each a series of State Street Master Funds . The Liquid Reserves Fund and Tax Free Money Market Fund do not pay an investment advisory fee to the Adviser, but the respective Master Portfolio in which they invest pays an investment advisory fee to the Adviser. The Liquid Reserves Fund and Tax Free Money Market Fund intend to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Funds from affiliated money market funds are recorded as interest income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

240

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

Amounts related to investments in Liquid Reserves Fund, Tax Free Money Market Fund and/or Prime Portfolio at June 30, 2011 and for the period then ended are:

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain/(Loss)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$118,394	$11,559,874	11,559,874	$11,451,988	11,451,988	$226,280	$477	$—
SPDR Barclays Capital TIPS ETF	81,251	22,318,354	22,318,354	22,269,949	22,269,949	129,656	1,492	—
SPDR Barclays Capital Intermediate Term Treasury ETF	525,070	73,052,891	73,052,891	73,254,218	73,254,218	323,743	2,122	—
SPDR Barclays Capital Long Term Treasury ETF	1,622	9,216,930	9,216,930	9,183,693	9,183,693	34,859	286	—
SPDR Barclays Capital Short Term Corporate Bond ETF	6,232,291	92,385,015	92,385,015	90,293,423	90,293,423	8,323,883	5,005	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	2,198,747	31,123,583	31,123,583	31,053,934	31,053,934	2,268,396	6,093	—
SPDR Barclays Capital Long Term Corporate Bond ETF	880,585	8,668,133	8,668,133	9,191,409	9,191,409	357,309	977	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—	3,310,112	3,310,112	3,194,318	3,194,318	115,794	46	—
SPDR Barclays Capital Convertible Securities ETF	3,037,026	191,324,313	191,324,313	187,312,270	187,312,270	7,049,069	10,599	—
SPDR Barclays Capital Mortgage Backed Bond ETF	26,464,512	52,497,516	52,497,516	43,351,248	43,351,248	35,610,780	69,707	—
SPDR Barclays Capital Aggregate Bond ETF	70,848,215	122,234,927	122,234,927	110,752,655	110,752,655	82,330,487	145,866	—
SPDR Nuveen Barclays Capital Build America Bond ETF	337,703	17,660,949	17,660,949	17,865,590	17,865,590	133,062	594	—
SPDR DB International Government Inflation-Protected Bond ETF	16,569	152,135,791	152,135,791	151,473,598	151,473,598	678,762	2,652	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	2,290,566	58,879,601	58,879,601	58,500,660	58,500,660	2,669,507	4,019	—
SPDR Barclays Capital International Treasury Bond ETF	3,279,496	206,768,072	206,768,072	198,667,217	198,667,217	11,380,351	20,091	—
SPDR Barclays Capital International Corporate Bond ETF	7,320	3,846,556	3,846,556	3,805,925	3,805,925	47,951	101	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	5,080,869	5,080,869	4,570,369	4,570,369	510,500	186	—
SPDR Barclays Capital High Yield Bond ETF	14,812,046	1,892,505,973	1,892,505,973	1,853,794,132	1,853,794,132	53,523,887	149,386	—

	Value at	Purchased		Sold		Value at		Realized
Tax Free Money Market Fund	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain/(Loss)

SPDR Nuveen Barclays Capital Municipal Bond ETF	$1,323,334	$138,764,065	138,764,065	$139,463,838	139,463,838	$623,561	$3,656	$—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	69,456	31,412,450	31,412,450	30,246,831	30,246,831	1,235,075	620	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	177,072	8,868,458	8,868,458	8,084,121	8,084,121	961,409	414	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	10,409,726	286,773,306	286,773,306	292,376,233	292,376,233	4,806,799	5,959	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	116,417	6,784,858	6,784,858	6,459,990	6,459,990	441,285	177	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	15,153,996	15,153,996	15,017,190	15,017,190	136,806	88	—

241

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

	Value at	Purchased		Sold		Value at		Realized
Prime Portfolio	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain/(Loss)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$3,890,716,560	3,890,716,560	$3,890,716,560	3,890,716,560	$—	$239,589	$—
SPDR Barclays Capital TIPS ETF	37,370,682	299,188,835	299,188,835	289,194,317	289,194,317	47,365,200	27,384	—
SPDR Barclays Capital Intermediate Term Treasury ETF	26,431,174	152,733,159	152,733,159	141,632,381	141,632,381	37,531,952	49,975	—
SPDR Barclays Capital Long Term Treasury ETF	2,203,900	30,385,793	30,385,793	28,302,633	28,302,633	4,287,060	6,115	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	16,362,468	48,708,277	48,708,277	52,283,633	52,283,633	12,787,112	16,143	—
SPDR Barclays Capital Long Term Corporate Bond ETF	3,383,865	20,547,515	20,547,515	20,742,882	20,742,882	3,188,498	5,106	—
SPDR Barclays Capital Convertible Securities ETF	33,590,990	435,887,036	435,887,036	370,574,190	370,574,190	98,903,836	204,121	—
SPDR Barclays Capital Aggregate Bond ETF	10,761,980	139,603,011	139,603,011	130,898,475	130,898,475	19,466,516	30,535	—
SPDR DB International Government Inflation-Protected Bond ETF	9,505,986	1,698,784	1,698,784	11,204,770	11,204,770	—	5,947	—
SPDR Barclays Capital International Treasury Bond ETF	—	13,876,405	13,876,405	9,102,180	9,102,180	4,774,225	2,047	—

4.	Shareholder Transactions

Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 100,000 shares. Such transactions are generally permitted on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date and in the case of SPDR Barclays Capital Aggregate Bond ETF and SPDR Barclays Capital Mortgage Backed Bond ETF, cash in lieu of TBA positions. Transaction fees ranging from of $250 to $1,500 per Creation Unit for each Fund, regardless of the number of Creation Units that are created or redeemed on the same day, are charged to those persons creating or redeeming Creation Units. An additional variable fee may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and are used to defray related expenses. The Custodian also receives amounts earned on cash collateral provided by Authorized Participants pending delivery of missing deposit securities.

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at June 30, 2011 was as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$1,008,850,413	$17,267	$4,919	$12,348
SPDR Barclays Capital TIPS ETF	456,320,821	26,122,116	59,890	26,062,226
SPDR Barclays Capital Intermediate Term Treasury ETF	244,597,575	5,734,053	125,681	5,608,372
SPDR Barclays Capital Long Term Treasury ETF	27,172,839	120,708	768,718	(648,010)
SPDR Barclays Capital Short Term Corporate Bond ETF	339,095,852	2,381,140	209,893	2,171,247
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	200,192,179	4,519,301	590,228	3,929,073
SPDR Barclays Capital Long Term Corporate Bond ETF	37,703,437	1,204,853	500,672	704,181
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	11,945,438	140,405	17,451	122,954
SPDR Barclays Capital Convertible Securities ETF	986,233,473	47,680,649	9,670,989	38,009,660
SPDR Barclays Capital Mortgage Backed Bond ETF	70,834,604	123,936	16,887	107,049
SPDR Barclays Capital Aggregate Bond ETF	350,228,698	6,963,446	539,829	6,423,617

242

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR Nuveen Barclays Capital Municipal Bond ETF	$840,669,034	$26,507,317	$4,086,367	$22,420,950
SPDR Nuveen Barclays Capital California Municipal Bond ETF	72,718,586	1,601,358	1,019,415	581,943
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	23,999,320	455,543	170,830	284,713
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	1,278,688,847	21,720,880	700,895	21,019,985
SPDR Nuveen S&P VRDO Municipal Bond ETF	9,003,285	—	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	44,402,083	1,907,789	112,446	1,795,343
SPDR Nuveen Barclays Capital Build America Bond ETF	29,414,803	1,022,454	351,218	671,236
SPDR DB International Government Inflation-Protected Bond ETF	1,273,273,625	91,147,262	19,886,392	71,260,870
SPDR Barclays Capital Short Term International Treasury Bond ETF	219,659,655	10,230,210	229,432	10,000,778
SPDR Barclays Capital International Treasury Bond ETF	1,415,791,486	106,465,875	6,803,273	99,662,602
SPDR Barclays Capital International Corporate Bond ETF	49,434,601	1,617,698	210,666	1,407,032
SPDR Barclays Capital Emerging Markets Local Bond ETF	27,379,027	531,334	202,380	328,954
SPDR Barclays Capital High Yield Bond ETF	6,601,859,756	189,898,789	52,628,572	137,270,217

6.	Investment Transactions

For the year ended June 30, 2011, the following Funds had in-kind contributions, in-kind redemptions and in-kind net realized gain/loss as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$1,320,866,798	$1,366,897,569	$37,516
SPDR Barclays Capital TIPS ETF	96,337,339	53,112,944	4,235,096
SPDR Barclays Capital Intermediate Term Treasury ETF	5,642,075	52,065,729	1,482,199
SPDR Barclays Capital Long Term Treasury ETF	12,147,409	11,176,658	302,276
SPDR Barclays Capital Short Term Corporate Bond ETF	205,930,493	55,552,272	501,976
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	86,296,406	16,190,123	606,647
SPDR Barclays Capital Long Term Corporate Bond ETF	6,299,136	6,263,098	142,898
SPDR Barclays Capital Convertible Securities ETF	532,988,370	23,006,694	2,255,946
SPDR Barclays Capital Aggregate Bond ETF	44,608,419	19,581,238	770,241
SPDR Nuveen Barclays Capital Municipal Bond ETF	85,878,267	137,603,473	1,738,895
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	6,539,251	(137,090)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	602,664	4,450,712	45,068
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	77,830,541	144,942,351	1,580,313
SPDR Nuveen S&P High Yield Municipal Bond ETF	21,779,286	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	—	5,223,326	312,312
SPDR Barclays Capital Short Term International Treasury Bond ETF	31,838,451	6,474,251	411,738
SPDR Barclays Capital International Treasury Bond ETF	101,273,108	41,802,691	2,442,012
SPDR Barclays Capital High Yield Bond ETF	3,440,237,845	1,839,739,950	156,867,877

243

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes. The table represents the accumulation of a Fund’s daily net shareholder transactions while the Statements of Changes reflects gross shareholder transactions including any cash component of the transaction.

For the year ended June 30, 2011, the Funds had purchases and sales of investment securities (excluding short-term securities — with the exception of SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital Short Term Corporate Bond ETF, SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF and SPDR Nuveen S&P VRDO Municipal Bond ETF), as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales

SPDR Barclays Capital 1-3 Month T-Bill ETF	$6,371,546,257	$6,372,582,356	$—	$—
SPDR Barclays Capital TIPS ETF	80,751,078	88,269,687	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	92,037,933	73,783,271	—	—
SPDR Barclays Capital Long Term Treasury ETF	7,777,925	7,638,314	—	—
SPDR Barclays Capital Short Term Corporate Bond ETF	—	—	135,206,966	110,226,743
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	—	—	62,495,419	54,204,041
SPDR Barclays Capital Long Term Corporate Bond ETF	—	—	22,565,082	18,549,489
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—	—	12,540,710	683,098
SPDR Barclays Capital Convertible Securities ETF	—	—	256,263,346	157,909,724
SPDR Barclays Capital Mortgage Backed Bond ETF	382,670,082	375,200,277	—	—
SPDR Barclays Capital Aggregate Bond ETF	715,070,491	701,290,735	10,532,855	19,717,286
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	—	145,566,665	168,578,283
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	—	35,134,351	19,986,526
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	—	12,685,049	9,434,930
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—	—	466,331,198	316,602,055
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	—	7,945,000	14,370,000
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	—	22,485,002	15,017,190
SPDR Nuveen Barclays Capital Build America Bond ETF	—	—	40,020,885	15,610,784
SPDR DB International Government Inflation-Protected Bond ETF	—	—	569,713,965	227,699,767
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	—	203,153,413	146,652,924
SPDR Barclays Capital International Treasury Bond ETF	—	—	1,143,189,129	814,425,681
SPDR Barclays Capital International Corporate Bond ETF	—	—	46,816,649	3,272,217
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	—	27,813,966	937,245
SPDR Barclays Capital High Yield Bond ETF	—	—	3,002,622,868	2,463,320,796

For the year ended June 30, 2011, the Trust did not pay any commissions to an affiliate of the Adviser for investment transactions.

244

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011

7.	Concentration of Risk

The Funds’ assets may be concentrated in a particular state or geographic area, or in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry, group of industries or type of instrument, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of instrument.

8.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2011 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

245

SPDR SERIES TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2011

To the Shareholders and Board of Trustees of
SPDR® Series Trust

We have audited the accompanying statements of assets and liabilities of SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital TIPS ETF, SPDR Barclays Capital Intermediate Term Treasury ETF, SPDR Barclays Capital Long Term Treasury ETF, SPDR Barclays Capital Intermediate Term Corporate Bond ETF (formerly, “SPDR Barclays Capital Intermediate Term Credit Bond ETF”), SPDR Barclays Capital Long Term Corporate Bond ETF (formerly, “SPDR Barclays Capital Long Term Credit Bond ETF”), SPDR Barclays Capital Convertible Securities ETF, SPDR Barclays Capital Mortgage Backed Bond ETF, SPDR Barclays Capital Aggregate Bond ETF, SPDR Nuveen Barclays Capital Municipal Bond ETF, SPDR Nuveen Barclays Capital California Municipal Bond ETF, SPDR Nuveen Barclays Capital New York Municipal Bond ETF, SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF, SPDR Nuveen S&P VRDO Municipal Bond ETF, SPDR Nuveen Barclays Capital Build America Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Treasury Bond ETF, SPDR Barclays Capital International Corporate Bond ETF, SPDR Barclays Capital High Yield Bond ETF, SPDR Barclays Capital Short Term Corporate Bond ETF, SPDR® Barclays Capital Emerging Markets Local Bond ETF, SPDR Barclays Capital Issuer Scored Corporate Bond ETF, and SPDR Nuveen S&P High Yield Municipal Bond ETF (collectively, the “Funds”) (twenty-four of the portfolios constituting SPDR® Series Trust), including the schedules of investments as of June 30, 2011, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of SPDR® Series Trust at June 30, 2011, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 25, 2011

246

SPDR SERIES TRUST
OTHER INFORMATION
June 30, 2011

SPDR BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (5/30/07) through 6/30/11	2	0	0	0	0	0

SPDR BARCLAYS CAPITAL TIPS ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (5/30/07) through 6/30/11	103	43	6	5	0	3

SPDR BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (5/30/07) through 6/30/11	17	3	1	5	0	1

SPDR BARCLAYS CAPITAL LONG TERM TREASURY ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (5/30/07) through 6/30/11	24	2	0	9	0	0

SPDR BARCLAYS CAPITAL SHORT TERM CORPORATE BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (12/17/09 through 6/30/11	35	3	0	0	0	0

247

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

SPDR BARCLAYS CAPITAL INTERMEDIATE TERM CORPORATE BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (2/11/09) through 6/30/11	98	47	48	0	0	0

SPDR BARCLAYS CAPITAL ISSUER SCORED CORPORATE BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (4/07/11) through 6/30/11	4	0	0	0	0	0

SPDR BARCLAYS CAPITAL LONG TERM CORPORATE BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (3/11/09) through 6/30/11	89	106	48	11	9	5

SPDR BARCLAYS CAPITAL CONVERTIBLE SECURITIES ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (4/15/09) through 6/30/11	116	73	5	17	9	1

SPDR BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (1/27/09) through 6/30/11	21	3	1	6	2	0

248

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (5/30/07) through 6/30/11	119	37	31	10	5	6

SPDR NUVEEN BARCLAYS CAPITAL MUNICIPAL BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (9/13/07) through 6/30/11	65	5	3	21	8	2

SPDR NUVEEN BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (10/15/07) through 6/30/11	107	45	21	40	26	20

SPDR NUVEEN BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (10/15/07) through 6/30/11	82	66	25	29	68	82

SPDR NUVEEN BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (10/15/07) through 6/30/11	31	3	2	15	6	5

249

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

SPDR S&P VRDO MUNICIPAL BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (9/24/09) through 6/30/11	0	0	0	0	0	0

SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (4/14/11) through 6/30/11	0	0	0	3	14	70

SPDR NUVEEN BARCLAYS CAPITAL BUILD AMERICA BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (5/13/10) through 6/30/11	1	1	0	1	0	0

SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (3/19/08) through 6/30/11	163	68	7	40	22	13

SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (1/27/09) through 6/30/11	35	3	0	0	0	0

250

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OTHER INFORMATION (continued)
June 30, 2011

SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (10/5/07) through 6/30/11	140	18	2	40	12	5

SPDR BARCLAYS CAPITAL INTERNATIONAL CORPORATE BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (4/7/11) through 6/30/11	4	0	0	0	0	0

SPDR BARCLAYS CAPITAL EMERGING MARKETS LOCAL BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (2/24/11) through 6/30/11	35	42	0	0	0	0

SPDR BARCLAYS CAPITAL HIGH YIELD BOND ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Commencement of Trading (12/4/07) through 6/30/11	144	182	118	28	8	7

251

SPDR SERIES TRUST
OTHER INFORMATION
June 30, 2011

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, trustee fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees at scheduled amounts ranging from $250 to $1,500 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/11 to
Actual	Expense Ratio	1/1/11	6/30/11	6/30/11

SPDR Barclays Capital 1-3 Month T-Bill ETF	0.14%	$1,000	$1,000.00	$0.69
SPDR Barclays Capital TIPS ETF	0.19	1,000	1,057.30	0.97
SPDR Barclays Capital Intermediate Term Treasury ETF	0.14	1,000	1,021.50	0.70
SPDR Barclays Capital Long Term Treasury ETF	0.14	1,000	1,022.80	0.70
SPDR Barclays Capital Short Term Corporate Bond ETF	0.13	1,000	1,015.30	0.65
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	0.15	1,000	1,030.00	0.75
SPDR Barclays Capital Long Term Corporate Bond ETF	0.15	1,000	1,024.10	0.75
SPDR Barclays Capital Issuer Scored Corporate Bond ETF**	0.16	1,000	1,022.30	0.38
SPDR Barclays Capital Convertible Securities ETF	0.40	1,000	1,034.90	2.02
SPDR Barclays Capital Mortgage Backed Bond ETF	0.20	1,000	1,028.80	1.01

252

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/11 to
Actual	Expense Ratio	1/1/11	6/30/11	6/30/11

SPDR Barclays Capital Aggregate Bond ETF	0.13%	$1,000	$1,025.70	$0.65
SPDR Nuveen Barclays Capital Municipal Bond ETF	0.23	1,000	1,049.60	1.17
SPDR Nuveen Barclays Capital California Municipal Bond ETF	0.20	1,000	1,066.00	1.02
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	0.20	1,000	1,046.70	1.01
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	0.20	1,000	1,020.50	1.00
SPDR Nuveen S&P VRDO Municipal Bond ETF	0.20	1,000	1,004.20	0.99
SPDR Nuveen S&P High Yield Municipal Bond ETF***	0.46	1,000	1,052.10	1.01
SPDR Nuveen Barclays Capital Build America Bond ETF	0.35	1,000	1,094.50	1.82
SPDR DB International Government Inflation-Protected Bond ETF	0.50	1,000	1,075.10	2.57
SPDR Barclays Capital Short Term International Treasury Bond ETF	0.35	1,000	1,059.70	1.79
SPDR Barclays Capital International Treasury Bond ETF	0.50	1,000	1,057.00	2.55
SPDR Barclays Capital International Corporate Bond ETF	0.55	1,000	1,086.50	2.85
SPDR Barclays Capital Emerging Markets Local Bond ETF****	0.50	1,000	1,067.00	1.81
SPDR Barclays Capital High Yield Bond ETF	0.40	1,000	1,043.30	2.03
				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/11 to
Hypothetical	Expense Ratio	1/1/11	6/30/11	6/30/11

SPDR Barclays Capital 1-3 Month T-Bill ETF	0.14	1,000	1,024.11	0.70
SPDR Barclays Capital TIPS ETF	0.19	1,000	1,023.86	0.95
SPDR Barclays Capital Intermediate Term Treasury ETF	0.14	1,000	1,024.11	0.70
SPDR Barclays Capital Long Term Treasury ETF	0.14	1,000	1,024.11	0.70
SPDR Barclays Capital Short Term Corporate Bond ETF	0.13	1,000	1,024.16	0.65
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	0.15	1,000	1,024.06	0.75
SPDR Barclays Capital Long Term Corporate Bond ETF	0.15	1,000	1,024.06	0.75
SPDR Barclays Capital Issuer Scored Corporate Bond ETF**	0.16	1,000	1,024.01	0.80
SPDR Barclays Capital Convertible Securities ETF	0.40	1,000	1,022.82	2.01

253

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/11 to
Hypothetical	Expense Ratio	1/1/11	6/30/11	6/30/11

SPDR Barclays Capital Mortgage Backed Bond ETF	0.20%	$1,000	$1,023.81	$1.00
SPDR Barclays Capital Aggregate Bond ETF	0.13	1,000	1,024.16	0.65
SPDR Nuveen Barclays Capital Municipal Bond ETF	0.23	1,000	1,023.66	1.15
SPDR Nuveen Barclays Capital California Municipal Bond ETF	0.20	1,000	1,023.81	1.00
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	0.20	1,000	1,023.81	1.00
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	0.20	1,000	1,023.81	1.00
SPDR Nuveen S&P VRDO Municipal Bond ETF	0.20	1,000	1,023.81	1.00
SPDR Nuveen S&P High Yield Municipal Bond ETF***	0.46	1,000	1,022.52	2.31
SPDR Nuveen Barclays Capital Build America Bond ETF	0.35	1,000	1,023.06	1.76
SPDR DB International Government Inflation-Protected Bond ETF	0.50	1,000	1,022.32	2.51
SPDR Barclays Capital Short Term International Treasury Bond ETF	0.35	1,000	1,023.06	1.76
SPDR Barclays Capital International Treasury Bond ETF	0.50	1,000	1,022.32	2.51
SPDR Barclays Capital International Corporate Bond ETF	0.55	1,000	1,022.07	2.76
SPDR Barclays Capital Emerging Markets Local Bond ETF****	0.50	1,000	1,022.32	2.51
SPDR Barclays Capital High Yield Bond ETF	0.40	1,000	1,022.82	2.01

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six month period, then divided by 365.
**	Actual period is from commencement of operations 4/7/11. Hypothetical period is from 1/1/11.
***	Actual period is from commencement of operations 4/14/11. Hypothetical period is from 1/1/11.
****	Actual period is from commencement of operations 2/23/11. Hypothetical period is from 1/1/11.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2011.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

SPDR Barclays Capital Convertible Securities ETF	13.87%

254

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OTHER INFORMATION (continued)
June 30, 2011

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2011, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. These amounts are noted below:

Amount

SPDR Barclays Capital Convertible Securities ETF	$4,818,167

Qualified Interest Income

The Funds designated a portion of dividends distributed during the fiscal year ended June 30, 2011, as qualified interest income. These amounts are noted below:

Amount

SPDR Barclays Capital TIPS ETF	$15,515,745
SPDR Barclays Capital Intermediate Term Treasury ETF	3,989,246
SPDR Barclays Capital Long Term Treasury ETF	962,912
SPDR Barclays Capital Short Term Corporate Bond ETF	4,148,117
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	4,229,635
SPDR Barclays Capital Long Term Corporate Bond ETF	1,359,902
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	86,828
SPDR Barclays Capital Convertible Securities ETF	7,392,129
SPDR Barclays Capital Mortgage Backed Bond ETF	73,668
SPDR Barclays Capital Aggregate Bond ETF	4,067,409
SPDR Nuveen Barclays Capital Build America Bond ETF	1,635,976
SPDR Barclays Capital High Yield Bond ETF	460,218,870

Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2011:

Amount

SPDR Barclays Capital Intermediate Term Treasury ETF	$580,177
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	229,235
SPDR Barclays Capital Long Term Corporate Bond ETF	153,660
SPDR Barclays Capital Convertible Securities ETF	155,207
SPDR Barclays Capital Aggregate Bond ETF	423,583
SPDR Nuveen Barclays Capital Municipal Bond ETF	6,203,532
SPDR Nuveen Barclays Capital California Municipal Bond ETF	547,910
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	138,121
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	3,811,408
SPDR Nuveen S&P VRDO Municipal Bond ETF	10
SPDR Barclays Capital High Yield Bond ETF	77,548,562

The percentage of distributions paid by the Funds that are exempt-interest distributions are as follows:

Percentage

SPDR Nuveen Barclays Capital Municipal Bond ETF	100.00%
SPDR Nuveen Barclays Capital California Municipal Bond ETF	99.81
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	100.00
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	100.00

255

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

Percentage

SPDR Nuveen S&P VRDO Municipal Bond ETF	100.00%
SPDR Nuveen S&P High Yield Municipal Bond ETF	100.00

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the investment advisor voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-843-2639 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At in-person meetings held prior to June 30, 2011, the Board of Trustees of the Trust (the “Board”) evaluated various proposals related to advisory arrangements for new series of the Trust, including a proposal to approve the Investment Advisory Agreement (the “Agreement”) with respect to SPDR Nuveen S&P High Yield Municipal Bond ETF, SPDR Barclays Capital Issuer Scored Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF, each a new fixed income series of the Trust (each a “New ETF”), which commenced operations during the most recent fiscal half-year period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”) also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by the Adviser and on other materials provided by State Street Bank and Trust Company, the Trust’s Administrator, Transfer Agent and Custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including (i) the nature, extent and quality of services to be provided by the Adviser with respect to the New ETFs under the Agreement, (ii) costs to the Adviser of its services, and (iii) the extent to which economies of scale would be realized if and as the New ETFs grows and whether the fee in the Agreement reflects these economies of scale.

The Board considered the nature, extent and quality of services to be provided by the Adviser. In doing so, they relied on their prior experience with the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s anticipated responsibilities for managing investment operations of the New ETFs, in accordance with each New ETF’s investment objective and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of each New ETF, as an exchange-traded fund (“ETF”), and the experience and expertise of the Adviser with ETFs. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management and compliance of the New ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each New ETF’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, with which the Adviser shares all of its

256

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OTHER INFORMATION (continued)
June 30, 2011

senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and ETFs in particular. The Board also considered the Adviser’s experience in managing fixed income ETFs. The Board then determined that the nature, extent and quality of services anticipated to be provided by the Adviser to the Trust were necessary and appropriate.

The Board considered whether the Adviser benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions. The Board concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationship with the Trust, those benefits are not so significant as to cause the Adviser’s fees with respect to the New ETFs to be excessive.

The Board determined that the Adviser is likely to realize economies of scale in managing the New ETFs as assets grow in size. The Board further determined that such economies of scale are shared with the New ETFs by way of the relatively low advisory fee and unitary fee structure of the Trust, although the Board intends to continue to monitor fees as the New ETFs grow in size and assess whether fee breakpoints may be warranted.

The Board evaluated the New ETFs’ unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., ETFs tracking fixed income indexes, as applicable. The Board reviewed the universe of similar ETFs for the New ETFs based upon data from Lipper Analytical Services and related comparative information for similar ETFs. The Board also reviewed the estimated expense ratio for the New ETFs. The Board used a fund by fund analysis of the data. The Board concluded, based on the information presented, that each New ETF’s fees were fair and reasonable in light of those of its direct competitors.

The Board, including the Independent Trustees voting separately, approved the Agreement for each New ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services expected to be provided by the Adviser with respect to the New ETFs were appropriate; (b) the Adviser’s fee for each New ETF and the unitary fee, considered in relation to services expected to be provided, were fair and reasonable; (c) any additional benefits to the Adviser were not of a magnitude materially to affect the Board’s conclusions; and (d) fees expected to be paid to the Adviser were expected to share economies of scale with respect to the New ETFs by way of the relatively low fee structure of the Trust.

At in-person meetings held prior to June 30, 2011, the Board also considered the approval of a Sub-Advisory Agreement (the “Nuveen Sub-Advisory Agreement”) between the Trust and Nuveen Asset Management (“Nuveen”) with respect to one of the New ETFs, the SPDR Nuveen S&P High Yield Municipal Bond ETF (the “New High Yield Municipal Bond Fund”).

In evaluating the Nuveen Sub-Advisory Agreement, the Board drew on materials provided to them by Nuveen and the Adviser. In deciding whether to approve the Nuveen Sub-Advisory Agreement, the Board considered various factors, including: (i) the nature, extent and quality of services expected to be provided by Nuveen with respect to the New High Yield Municipal Bond ETF under the Nuveen Sub-Advisory Agreement; and (ii) investment performance of municipal bond funds managed by Nuveen. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to Nuveen under the Nuveen Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the New High Yield Municipal Bond ETF.

The Board considered the background and experience of Nuveen’s senior management and in particular Nuveen’s experience in investing in municipal securities. The Board noted that Nuveen would bring significant municipal securities experience to bear in managing the New High Yield Municipal Bond ETF. The Board noted that Nuveen has extensive experience in managing municipal securities and reviewed Nuveen’s assets under management in portfolios of municipal securities for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts.

The Board, including the Independent Trustees voting separately, approved the Nuveen Sub-Advisory Agreement for the New High Yield Municipal Bond ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were

257

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

as follows: (a) the nature and extent of the services expected to be provided by Nuveen to the New High Yield Municipal Bond ETF were adequate and appropriate; and (b) Nuveen’s experience in managing municipal bond funds is extensive.

At an in-person meeting held prior to June 30, 2011, the Board also considered the approval of a Sub-Advisory Agreement (the “SSgA Limited Sub-Advisory Agreement”) between the Trust and State Street Global Advisors Limited (“SSgA Limited”), an affiliate of the Adviser, with respect to one of the New ETFs, the SPDR Barclays Capital Emerging Markets Local Bond ETF (the “New Emerging Markets Bond ETF”).

In evaluating the SSgA Limited Sub-Advisory Agreement, the Board drew on materials provided to them by SSgA Limited and the Adviser. In deciding whether to approve the SSgA Limited Sub-Advisory Agreement, the Board considered various factors, including: (i) the nature, extent and quality of services expected to be provided by SSgA Limited with respect to the New Emerging Markets Bond ETF under the SSgA Limited Sub-Advisory Agreement; and (ii) SSgA Limited’s experience in managing emerging markets fixed income securities. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to SSgA Limited under the SSgA Limited Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the New Emerging Markets Bond ETF.

The Board considered the background and experience of SSgA Limited’s senior management and in particular SSgA Limited’s experience in investing in emerging markets fixed income securities. The Board noted that SSgA Limited would bring significant emerging markets fixed income securities experience to bear in managing the New Emerging Markets Bond ETF.

The Board, including the Independent Trustees voting separately, approved the SSgA Limited Sub-Advisory Agreement for the New Emerging Markets Bond ETF, after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services expected to be provided by SSgA Limited to the New Emerging Markets Bond ETF were adequate and appropriate; and (b) SSgA Limited’s experience in managing emerging markets fixed income securities was extensive.

258

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

TRUSTEES

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Fund	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees
FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	128	SPDR Index Shares Funds (Trustee).

DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	128	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Series Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005-present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	128	SPDR Index Shares Funds (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	128	SPDR Index Shares Funds (Trustee); Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (July 2009-present); Chief Executive Officer, Rydex Investments (2003-2009).	128	SPDR Index Shares Funds (Trustee).
Interested Trustee/President
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee and President	Term: Unlimited Served as President: since May 2005, Served as Trustee: since April 2010	President, SSgA Funds Management, Inc. (2005-present); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2000-2006).	159	SPDR Index Shares Funds (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2011

OFFICERS

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Vice President	Term: Unlimited Served: since March 2008	Chief Operating Officer, SSgA Funds Management, Inc. (2010-present); Principal, SSgA Funds Management, Inc. (1992-2010)*; Senior Managing Director, State Street Global Advisors (1992-present).*

ANTHONY ROCHTE SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Vice President	Term: Unlimited Served: since May 2010	Senior Managing Director, State Street Global Advisors (2006- present).; National Sales Manager, Barclays Global Investors (2000-2006).

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors (2008-present); Principal, State Street Global Advisors (2005-2008); Assistant Vice President, State Street Bank and Trust Company (2000-2004).

RYAN M. LOUVAR State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Secretary	Term: Unlimited Served: since August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005-present).*

MARK E. TUTTLE State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1970	Assistant Secretary	Term: Unlimited Served: since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Assistant Counsel, BISYS Group, Inc. (2005-2007)* (a financial services company).

CHAD C. HALLETT State Street Mutual Fund Service Co. Four Copley Place, CPH03 Boston, MA 02116 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Mutual Fund Service Co. (2001-present).*

MATTHEW FLAHERTY State Street Mutual Fund Service Co. Four Copley Place, CPH03 Boston, MA 02116 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Assistant Vice President, State Street Mutual Fund Service Co. (1994-present).*

LAURA F. DELL State Street Mutual Fund Service Co. Four Copley Place, CPH03 Boston, MA 02116 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Mutual Fund Service Co. (2002-present).*

JACQUELINE ANGELL SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Chief Compliance Officer	Term: Unlimited Served: since February 2011	Vice President, State Street Global Advisors (2008-present); Director of Investment Adviser Oversight, Fidelity Investments (1999-2008).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

SPDR Series Trust

SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR KBW Bank ETF (KBE)
SPDR KBW Capital Markets ETF (KCE)
SPDR KBW Insurance ETF (KIE)
SPDR KBW Mortgage Finance ETF (KME)
SPDR KBW Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC)
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Capital Convertible Securities ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMBI)
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital International Corporate Bond ETF (IBND)
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)
SPDR Barclays Capital High Yield Bond ETF (JNK)

The Select Sectors SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

SPDR Series Trust
trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
officers
James E. Ross, President
Anthony Rochte, Vice President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Laura F. Dell, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Jacqueline Angell, Chief Compliance Officer
investment manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111
distributor
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111
custodian, administrator and transfer agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
legal counsel
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
independent registered public accounting firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of FINRA and SIPC.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling
1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

State Street Global Advisors
State Street Financial Center
One Lincoln Street
Boston, MA 02111
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.
Bond funds contain interest rate risk (as interest rates rise bond prices usually fall); the risk of issuer default; and inflation risk.
In general, Fund shares can be expected to move up or down in value with the value of the applicable index. Although Fund shares may be bought and sold on the exchange through any brokerage account, Fund shares are not individually redeemable from the Fund. Investors may directly acquire shares of the Funds and tender them for redemption in Creation Unit Aggregations only. Please see the prospectus for more details.
“Barclays Capital” is a trademark of Barclays Capital, the investment banking division of Barclays Bank PLC (“Barclays Capital”) and is used by State Street Global Advisors under license. Barclays Capital compiles, maintains and owns rights in and to the Barclays U.S. Government Inflation-linked Bond Index. The SPDR Barclays Capital ETFs are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital or one of its affiliated entities may act as an Authorized Participant and/or as an initial purchaser of shares of the SPDR Barclays Capital ETFs. Barclays Capital makes no representation regarding the advisability of investing in the SPDR Barclays Capital ETFs or use of any Barclays Index or any data included therein.
Barclays Capital is a trademark of Barclays Capital, the investment banking division of Barclays Bank PLC (“Barclays Capital”) and has been licensed for use in connection with the listing and trading of the SPDR Barclays Capital ETFs. The products are not sponsored by, endorsed, sold or promoted by Barclays Capital and Barclays Capital makes no representation regarding the advisability of investing in them.
“Deutsche Bank” and “DB Global Government ex-US Inflation-Linked Bond Capped IndexSM” are reprinted with permission. ©Copyright 2008 Deutsche Bank AG. All rights reserved. “Deutsche Bank” and DB Global Government ex-US Inflation-Linked Bond Capped IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by State Street Global Advisors. The SPDR DB International Government Inflation-Protected Bond ETF is not sponsored, endorsed, sold or promoted by Deutsche Bank AG. Deutsche Bank AG, as Index Provider, makes no representation, express or implied, regarding the advisability of investing in this product.
“SPDR” is a registered trademark of Standard & Poor Financial Services LLC (“S&P”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its Affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors’ rights are described in the prospectus for the applicable product.
This information must be preceded or accompanied by a current prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money. © 2011 State Street Corporation
SPDRFIAR
IBG-4546
For more complete information, please call 866.787.2257 or visit www.spdrs.com today

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
(2) Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ending June 30, 2011 and June 30, 2010, the aggregate audit fees billed for professional services rendered by the principal accountant were $620,379 and $546,251, respectively. Audit fees include the performance of the annual audits, security counts performed during the course of the year for each series of the registrant and routine regulatory filings (one for each SEC registrant). The amount provided for the 2011 aggregate audit fees is an estimate provided by the principal accountant.
(b) Audit-Related Fees.
For the fiscal years ending June 30, 2011 and June 30, 2010, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ending June 30, 2011 and June 30, 2010, the aggregate tax fees billed for professional services rendered by the principal accountant were $470,800 and $419,440, respectively. Tax fees represent services related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for the series of the registrant. The amount provided for the 2011 aggregate tax fees is an estimate provided by the principal accountant.
(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2011 and June 30, 2010.
(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

b.	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

c.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

d.	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).
(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2011	FY 2010
	(in millions)	(in millions)
Non audit services billed to:
Registrant:	See Item 4(c)	See Item 4(c)
Investment Adviser:	—	—

Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$11.9	$4.3
Tax Fees	5.5	4.9
All Other Fees	0.2	0.1

(1)	Information is for the calendar year 2011 and 2010, respectively.

(2)	Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees consisted of advisory services related to certain regulatory initiatives.

(h)	Not applicable.
Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur
Item 6. Schedule of Investments.
A Schedule of Investments for each series of the Registrant, except for those series set forth below, is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.
The Schedule of Investments for the following series of the Registrant is set forth below:
SPDR Dow Jones Total Market ETF
SPDR Dow Jones Large Cap ETF
SPDR S&P 500 Growth ETF
SPDR S&P 500 Value ETF
SPDR Dow Jones Mid Cap ETF
SPDR S&P 400 Mid Cap Growth ETF
SPDR S&P 400 Mid Cap Value ETF
SPDR S&P 600 Small Cap ETF
SPDR S&P 600 Small Cap Growth ETF
SPDR S&P 600 Small Cap Value ETF

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 2.5%
BE Aerospace, Inc. (a)	2,641	$107,779
Ceradyne, Inc. (a)(b)	455	17,740
General Dynamics Corp.	4,141	308,587
Goodrich Corp.	2,384	227,672
Honeywell International, Inc.	9,160	545,844
Huntington Ingalls Industries, Inc. (a)(b)	779	26,875
ITT Corp.	3,063	180,503
L-3 Communications Holdings, Inc.	1,888	165,106
Lockheed Martin Corp.	4,263	345,175
National Presto Industries, Inc. (b)	612	62,112
Northrop Grumman Corp.	4,679	324,489
Precision Castparts Corp.	1,652	272,002
Raytheon Co.	6,016	299,898
Rockwell Collins, Inc.	2,993	184,638
Textron, Inc. (b)	3,774	89,104
The Boeing Co.	8,964	662,709
United Technologies Corp.	11,499	1,017,776

		4,838,009

AIR FREIGHT & LOGISTICS — 0.8%
C.H. Robinson Worldwide, Inc. (b)	2,172	171,241
Expeditors International of Washington, Inc.	3,186	163,091
FedEx Corp.	3,927	372,476
Forward Air Corp. (b)	2,909	98,295
United Parcel Service, Inc. (Class B)	10,023	730,977
UTI Worldwide, Inc. (b)	3,175	62,516

		1,598,596

AIRLINES — 0.2%
AMR Corp. (a)(b)	4,393	23,722
Delta Air Lines, Inc. (a)	8,392	76,955
JetBlue Airways Corp. (a)(b)	4,576	27,914
Southwest Airlines Co. (b)	9,927	113,366
United Continental Holdings, Inc. (a)(b)	4,294	97,173
US Airways Group, Inc. (a)	2,536	22,596

		361,726

AUTO COMPONENTS — 0.4%
American Axle & Manufacturing Holdings, Inc. (a)(b)	666	7,579
BorgWarner, Inc. (a)(b)	1,291	104,300
Gentex Corp. (b)	4,648	140,509
Johnson Controls, Inc.	9,070	377,856
Modine Manufacturing Co. (a)(b)	3,368	51,766
Shiloh Industries, Inc. (b)	2,791	30,087
The Goodyear Tire & Rubber Co. (a)	4,552	76,337

		788,434

AUTOMOBILES — 0.4%
Ford Motor Co. (a)	42,423	585,013
Harley-Davidson, Inc. (b)	4,083	167,280
Thor Industries, Inc. (b)	477	13,757

		766,050

BEVERAGES — 2.0%
Central European Distribution Corp. (a)(b)	717	8,030
Coca-Cola Enterprises, Inc.	5,192	151,503
Constellation Brands, Inc. (Class A) (a)	3,705	77,138
Dr. Pepper Snapple Group, Inc. (b)	3,466	145,329
Hansen Natural Corp. (a)	1,089	88,155
Molson Coors Brewing Co. (Class B)	1,937	86,661
PepsiCo, Inc.	20,381	1,435,434
The Coca-Cola Co.	26,963	1,814,340

		3,806,590

BIOTECHNOLOGY — 1.7%
Acorda Therapeutics, Inc. (a)	1,173	37,900
Alexion Pharmaceuticals, Inc. (a)	2,218	104,313
Alkermes, Inc. (a)	2,176	40,474
Alnylam Pharmaceuticals, Inc. (a)	996	9,333
AMAG Pharmaceuticals, Inc. (a)(b)	274	5,151
Amgen, Inc. (a)	14,010	817,484
Amylin Pharmaceuticals, Inc. (a)(b)	2,394	31,984
AVI BioPharma, Inc. (a)(b)	10,080	14,414
Biogen Idec, Inc. (a)	4,023	430,139
BioMarin Pharmaceutical, Inc. (a)(b)	1,750	47,618
Celgene Corp. (a)	6,399	385,988
Cephalon, Inc. (a)	1,208	96,519
Chelsea Therapeutics International, Ltd. (a)(b)	6,203	31,635
Cubist Pharmaceuticals, Inc. (a)(b)	1,183	42,576
Dendreon Corp. (a)(b)	3,628	143,088
Gilead Sciences, Inc. (a)	12,389	513,028
Human Genome Sciences, Inc. (a)(b)	5,667	139,068
Incyte Corp. (a)(b)	1,332	25,228
InterMune, Inc. (a)	523	18,750
Isis Pharmaceuticals, Inc. (a)(b)	2,087	19,117
Medivation, Inc. (a)	2,654	56,875
Myriad Genetics, Inc. (a)(b)	1,275	28,955
Neurocrine Biosciences, Inc. (a)(b)	1,782	14,345
Novavax, Inc. (a)(b)	3,272	6,609
Onyx Pharmaceuticals, Inc. (a)	1,031	36,394
PDL BioPharma, Inc. (b)	3,240	19,019
Pharmasset, Inc. (a)	336	37,699
SIGA Technologies, Inc. (a)(b)	6,836	66,583
Spectrum Pharmaceuticals, Inc. (a)(b)	2,835	26,266
Vertex Pharmaceuticals, Inc. (a)	2,154	111,986

		3,358,538

BUILDING PRODUCTS — 0.1%
Masco Corp.	5,423	65,239
Quanex Building Products Corp. (b)	514	8,424
Simpson Manufacturing Co., Inc. (b)	1,285	38,383
USG Corp. (a)(b)	5,003	71,743

		183,789

CAPITAL MARKETS — 2.0%
Affiliated Managers Group, Inc. (a)	610	61,885
Ameriprise Financial, Inc.	3,371	194,439
BlackRock, Inc.	520	99,741
Diamond Hill Investment Group, Inc. (b)	112	9,105

See accompanying notes to financial statements.

1

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

E*TRADE Financial Corp. (a)(b)	2,778	$38,336
Eaton Vance Corp. (b)	1,742	52,661
Federated Investors, Inc. (Class B) (b)	816	19,453
Franklin Resources, Inc.	2,037	267,438
Intl. FCStone, Inc. (a)(b)	2,412	58,395
Invesco, Ltd.	5,921	138,551
Janus Capital Group, Inc. (b)	5,014	47,332
Jefferies Group, Inc. (b)	1,950	39,780
KBW, Inc. (b)	708	13,240
Knight Capital Group, Inc. (Class A) (a)	636	7,009
Legg Mason, Inc. (b)	2,948	96,577
Medallion Financial Corp. (b)	892	8,697
Morgan Stanley	15,990	367,930
Northern Trust Corp. (b)	3,141	144,360
Raymond James Financial, Inc. (b)	1,494	48,032
SEI Investments Co.	4,764	107,238
State Street Corp. (c)	6,713	302,689
T. Rowe Price Group, Inc.	3,547	214,026
TD Ameritrade Holding Corp. (b)	3,620	70,626
The Bank of New York Mellon Corp.	15,216	389,834
The Charles Schwab Corp. (b)	13,292	218,653
The Goldman Sachs Group, Inc.	5,801	772,055
Waddell & Reed Financial, Inc. (Class A) (b)	2,661	96,727

		3,884,809

CHEMICALS — 2.1%
Air Products & Chemicals, Inc.	2,588	247,361
Airgas, Inc.	1,177	82,437
Ashland, Inc.	1,466	94,733
Cabot Corp.	1,686	67,221
Calgon Carbon Corp. (a)(b)	1,451	24,667
Celanese Corp. (Series A)	2,466	131,462
CF Industries Holdings, Inc.	1,006	142,520
E. I. du Pont de Nemours and Co.	12,209	659,896
Eastman Chemical Co.	1,721	175,663
Ecolab, Inc.	3,271	184,419
FMC Corp. (b)	1,016	87,396
Monsanto Co.	7,599	551,231
Nalco Holding Co.	3,033	84,348
PPG Industries, Inc.	2,639	239,595
Praxair, Inc.	4,590	497,510
Sigma-Aldrich Corp.	1,434	105,227
The Dow Chemical Co.	14,093	507,348
The Mosaic Co.	2,420	163,907
The Sherwin-Williams Co. (b)	1,077	90,328

		4,137,269

COMMERCIAL BANKS — 2.7%
Arrow Financial Corp. (b)	3,638	89,022
Bank of Hawaii Corp.	691	32,145
BB&T Corp.	8,813	236,541
CapitalSource, Inc.	1,474	9,507
Cathay General Bancorp (b)	966	15,833
Centerstate Banks, Inc. (b)	1,966	13,605
CIT Group, Inc. (a)	2,685	118,838
Columbia Banking System, Inc. (b)	3,773	64,971
Comerica, Inc.	1,957	67,653
CVB Financial Corp. (b)	5,924	54,797
East West Bancorp, Inc.	1,712	34,600
F.N.B. Corp. (b)	5,361	55,486
Farmers Capital Bank Corp. (a)	1,742	9,145
Fifth Third Bancorp	10,304	131,376
First Bancorp (b)	2,217	22,702
First Commonwealth Financial Corp. (b)	5,263	30,210
First Horizon National Corp. (b)	3,344	31,902
First Merchants Corp. (b)	4,239	37,897
Green Bankshares, Inc. (a)(b)	10,594	27,756
Huntington Bancshares, Inc.	6,685	43,854
Independent Bank Corp. (b)	2,729	71,636
International Bancshares Corp. (b)	1,300	21,749
Keycorp	6,917	57,619
Lakeland Financial Corp. (b)	3,852	85,746
M&T Bank Corp.	1,138	100,087
Marshall & Ilsley Corp. (b)	3,659	29,162
National Penn Bancshares, Inc. (b)	5,838	46,295
Old National Bancorp (b)	1,131	12,215
PacWest Bancorp	1,584	32,583
Patriot National Bancorp, Inc. (a)(b)	16,628	33,090
PNC Financial Services Group, Inc.	7,884	469,965
Popular, Inc. (a)	4,505	12,434
Regions Financial Corp.	12,097	75,001
Renasant Corp. (b)	4,638	67,205
Royal Bancshares of Pennsylvania, Inc. (a)(b)	1,007	1,561
Sandy Spring Bancorp, Inc. (b)	2,967	53,376
Simmons First National Corp. (b)	2,838	72,823
StellarOne Corp. (b)	4,892	59,242
Summit Financial Group, Inc. (a)(b)	120	366
SunTrust Banks, Inc.	6,780	174,924
Susquehanna Bancshares, Inc. (b)	5,103	40,824
Trustmark Corp. (b)	1,077	25,213
U.S. Bancorp	23,286	594,026
Umpqua Holdings Corp. (b)	4,518	52,273
United Bankshares, Inc. (b)	833	20,392
United Community Banks, Inc. (a)(b)	2,890	30,518
Wells Fargo & Co.	65,369	1,834,254
Zions Bancorporation	2,799	67,204

		5,269,623

COMMERCIAL SERVICES & SUPPLIES — 0.7%
Ascent Media Corp. (Class A) (a)(b)	191	10,117
Avery Dennison Corp.	2,114	81,664
Cintas Corp. (b)	2,900	95,787
Courier Corp. (b)	2,505	27,680
Covanta Holding Corp.	2,060	33,969
Ennis, Inc. (b)	4,688	81,571
Herman Miller, Inc. (b)	2,727	74,229
Iron Mountain, Inc.	3,618	123,338
Kimball International, Inc. (Class B) (b)	11,184	71,913
Pitney Bowes, Inc. (b)	3,497	80,396
R.R. Donnelley & Sons Co. (b)	4,433	86,931
Republic Services, Inc.	3,773	116,397
Stericycle, Inc. (a)(b)	996	88,764
Waste Connections, Inc. (b)	2,004	63,587

See accompanying notes to financial statements.

2

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Waste Management, Inc. (b)	6,591	$245,647

		1,281,990

COMMUNICATIONS EQUIPMENT — 2.0%
Arris Group, Inc. (a)(b)	3,565	41,390
Brocade Communications Systems, Inc. (a)	3,768	24,341
Ciena Corp. (a)(b)	4,171	76,663
Cisco Systems, Inc.	77,242	1,205,748
Comtech Telecommunications Corp. (b)	717	20,105
EchoStar Corp. (Class A) (a)	859	31,293
Emulex Corp. (a)	509	4,377
F5 Networks, Inc. (a)	1,355	149,389
Finisar Corp. (a)	1,334	24,052
Harmonic, Inc. (a)(b)	1,982	14,330
Harris Corp. (b)	2,517	113,416
InterDigital, Inc.	1,064	43,464
JDS Uniphase Corp. (a)	4,825	80,385
Juniper Networks, Inc. (a)	8,049	253,543
Motorola Mobility Holdings, Inc. (a)(b)	3,823	84,259
Motorola Solutions, Inc. (a)	4,369	201,149
Plantronics, Inc.	691	25,242
Polycom, Inc. (a)(b)	1,611	103,587
QUALCOMM, Inc.	21,937	1,245,802
Riverbed Technology, Inc. (a)	2,600	102,934
Tellabs, Inc.	8,836	40,734

		3,886,203

COMPUTERS & PERIPHERALS — 3.8%
Apple, Inc. (a)	11,980	4,021,327
Avid Technology, Inc. (a)(b)	1,157	21,798
Dell, Inc. (a)	23,985	399,830
EMC Corp. (a)	27,450	756,247
Hewlett-Packard Co.	32,673	1,189,297
Icad, Inc. (a)(b)	6,204	6,514
Lexmark International, Inc. (Class A) (a)	1,465	42,866
NCR Corp. (a)	3,227	60,958
NetApp, Inc. (a)	6,000	316,680
Novatel Wireless, Inc. (a)(b)	1,283	7,031
QLogic Corp. (a)	4,025	64,078
SanDisk Corp. (a)	4,675	194,013
Seagate Technology PLC	7,021	113,459
Western Digital Corp. (a)	4,021	146,284

		7,340,382

CONSTRUCTION & ENGINEERING — 0.3%
Aecom Technology Corp. (a)(b)	1,179	32,234
EMCOR Group, Inc. (a)(b)	1,144	33,531
Fluor Corp.	2,646	171,090
Goldfield Corp. (a)	41,624	16,025
Jacobs Engineering Group, Inc. (a)	1,744	75,428
KBR, Inc.	2,162	81,486
Quanta Services, Inc. (a)(b)	2,575	52,015
The Shaw Group, Inc. (a)	1,244	37,581
URS Corp. (a)	1,105	49,438

		548,828

CONSTRUCTION MATERIALS — 0.1%
Eagle Materials, Inc. (b)	1,144	31,883
Martin Marietta Materials, Inc. (b)	818	65,416
Vulcan Materials Co. (b)	1,714	66,040

		163,339

CONSUMER FINANCE — 0.7%
American Express Co.	14,701	760,042
Capital One Financial Corp.	6,340	327,588
Discover Financial Services	6,326	169,220
SLM Corp.	6,950	116,830

		1,373,680

CONTAINERS & PACKAGING — 0.2%
Crown Holdings, Inc. (a)	3,600	139,752
Owens-Illinois, Inc. (a)	2,962	76,449
Sealed Air Corp.	4,032	95,921
Temple-Inland, Inc.	2,010	59,778

		371,900

DISTRIBUTORS — 0.1%
Genuine Parts Co. (b)	1,460	79,424
LKQ Corp. (a)	2,505	65,356
Pool Corp. (b)	2,568	76,552

		221,332

DIVERSIFIED CONSUMER SERVICES — 0.3%
Apollo Group, Inc. (a)	2,053	89,675
Capella Education Co. (a)	636	26,616
Career Education Corp. (a)	2,255	47,693
Corinthian Colleges, Inc. (a)(b)	1,728	7,361
DeVry, Inc.	875	51,739
H&R Block, Inc. (b)	4,394	70,480
ITT Educational Services, Inc. (a)(b)	707	55,316
Service Corp. International	9,368	109,418
Sotheby’s (b)	946	41,151
Strayer Education, Inc. (b)	248	31,345

		530,794

DIVERSIFIED FINANCIAL SERVICES — 3.0%
Bank of America Corp.	134,873	1,478,208
Citigroup, Inc.	30,224	1,258,527
CME Group, Inc.	932	271,762
IntercontinentalExchange, Inc. (a)	1,131	141,047
JPMorgan Chase & Co.	53,669	2,197,209
Leucadia National Corp.	3,462	118,054
Moody’s Corp. (b)	3,299	126,517
MSCI, Inc. (Class A) (a)	1,451	54,674
NYSE Euronext	4,514	154,695
PHH Corp. (a)(b)	933	19,145
The NASDAQ OMX Group, Inc. (a)	2,723	68,892

		5,888,730

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.4%
AT&T, Inc.	78,259	2,458,115
CenturyLink, Inc.	8,020	324,248
Cogent Communications Group, Inc. (a)(b)	2,412	41,028
Frontier Communications Corp. (b)	17,187	138,699
Level 3 Communications, Inc. (a)(b)	12,065	29,439
SureWest Communications	2,455	41,048
tw telecom, Inc. (a)	3,220	66,107

See accompanying notes to financial statements.

3

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Verizon Communications, Inc.	37,013	$1,377,994
Windstream Corp. (b)	7,226	93,649

		4,570,327

ELECTRIC UTILITIES — 1.6%
American Electric Power Co., Inc.	5,709	215,115
Central Vermont Public Service Corp.	3,948	142,720
Duke Energy Corp. (b)	15,128	284,860
Edison International	4,643	179,916
Entergy Corp.	2,492	170,154
Exelon Corp.	8,853	379,263
FirstEnergy Corp.	6,442	284,414
Hawaiian Electric Industries, Inc. (b)	190	4,571
MGE Energy, Inc. (b)	2,705	109,634
NextEra Energy, Inc.	4,949	284,370
Northeast Utilities	2,004	70,481
Pepco Holdings, Inc. (b)	5,762	113,108
Pinnacle West Capital Corp.	1,560	69,545
PNM Resources, Inc. (b)	3,862	64,650
PPL Corp.	5,596	155,737
Progress Energy, Inc.	3,009	144,462
Southern Co.	10,854	438,284
Unitil Corp. (b)	2,177	57,255

		3,168,539

ELECTRICAL EQUIPMENT — 0.7%
Capstone Turbine Corp. (a)(b)	17,887	27,367
Cooper Industries PLC	1,139	67,964
Emerson Electric Co.	10,432	586,800
General Cable Corp. (a)(b)	1,456	61,997
GrafTech International, Ltd. (a)	2,360	47,837
Hubbell, Inc. (Class B)	1,834	119,118
PowerSecure International, Inc. (a)(b)	2,761	19,934
Rockwell Automation, Inc.	2,463	213,690
Roper Industries, Inc.	2,077	173,014
The Babcock & Wilcox Co. (a)	2,001	55,448

		1,373,169

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.1%
Agilent Technologies, Inc. (a)	5,918	302,469
Amphenol Corp. (Class A)	3,272	176,655
Arrow Electronics, Inc. (a)(b)	3,148	130,642
Avnet, Inc. (a)	3,620	115,406
Benchmark Electronics, Inc. (a)(b)	2,659	43,873
Corning, Inc.	20,725	376,159
Dolby Laboratories, Inc. (Class A) (a)(b)	954	40,507
FLIR Systems, Inc. (b)	2,301	77,567
Itron, Inc. (a)(b)	597	28,752
Jabil Circuit, Inc. (b)	3,554	71,791
L-1 Identity Solutions, Inc. (a)(b)	2,009	23,606
Lightpath Technologies, Inc. (Class A) (a)	13,497	20,650
Molex, Inc. (b)	3,379	87,077
National Instruments Corp. (b)	1,990	59,083
Power-One, Inc. (a)(b)	1,142	9,250
Sanmina-SCI Corp. (a)(b)	2,150	22,209
TE Connectivity, Ltd.	3,219	118,330
Tech Data Corp. (a)	2,286	111,763
Trimble Navigation, Ltd. (a)	3,216	127,482
Vishay Intertechnology, Inc. (a)(b)	5,047	75,907
Vishay Precision Group, Inc. (a)(b)	360	6,077

		2,025,255

ENERGY EQUIPMENT & SERVICES — 2.5%
Baker Hughes, Inc.	6,667	483,758
Cameron International Corp. (a)	3,454	173,702
Complete Production Services, Inc. (a)	856	28,556
Diamond Offshore Drilling, Inc. (b)	691	48,653
Dresser-Rand Group, Inc. (a)(b)	356	19,135
Exterran Holdings, Inc. (a)(b)	1,710	33,909
FMC Technologies, Inc. (a)	3,638	162,946
Halliburton Co.	13,097	667,947
Helix Energy Solutions Group, Inc. (a)(b)	686	11,360
Helmerich & Payne, Inc.	1,772	117,165
McDermott International, Inc. (a)	4,007	79,379
Nabors Industries, Ltd. (a)	4,984	122,806
National Oilwell Varco, Inc.	6,473	506,253
Noble Corp.	1,670	65,815
Oceaneering International, Inc.	592	23,976
Patterson-UTI Energy, Inc.	4,081	129,000
Rowan Cos., Inc. (a)	3,280	127,297
Schlumberger, Ltd.	18,883	1,631,491
Superior Energy Services, Inc. (a)(b)	3,222	119,665
TGC Industries, Inc. (a)	5,162	32,985
Tidewater, Inc. (b)	988	53,164
Weatherford International, Ltd. (a)	5,773	108,244

		4,747,206

FOOD & STAPLES RETAILING — 2.0%
Costco Wholesale Corp.	5,996	487,115
CVS Caremark Corp.	20,039	753,066
Safeway, Inc. (b)	6,409	149,778
SUPERVALU, Inc. (b)	3,626	34,121
Sysco Corp. (b)	8,713	271,671
The Kroger Co.	8,009	198,623
Wal-Mart Stores, Inc.	25,019	1,329,510
Walgreen Co. (b)	12,560	533,298
Whole Foods Market, Inc.	2,007	127,344

		3,884,526

FOOD PRODUCTS — 1.7%
Archer-Daniels-Midland Co.	8,105	244,366
Bunge, Ltd.	1,991	137,280
Campbell Soup Co. (b)	4,453	153,851
ConAgra Foods, Inc.	8,034	207,358
Dean Foods Co. (a)	3,157	38,736
Flowers Foods, Inc. (b)	4,385	96,634
General Mills, Inc.	9,671	359,955
H.J. Heinz Co. (b)	4,186	223,030
Kellogg Co.	2,879	159,266
Kraft Foods, Inc. (Class A)	19,520	687,690
McCormick & Co., Inc. (b)	1,551	76,883
Mead Johnson Nutrition Co.	2,685	181,372
Sanderson Farms, Inc. (b)	162	7,740
Sara Lee Corp.	11,478	217,967
Smithfield Foods, Inc. (a)	2,224	48,639
The Hershey Co.	2,433	138,316

See accompanying notes to financial statements.

4

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

The J.M. Smucker Co.	1,377	$105,258
TreeHouse Foods, Inc. (a)(b)	1,300	70,993
Tyson Foods, Inc. (Class A)	5,198	100,945

		3,256,279

GAS UTILITIES — 0.1%
Chesapeake Utilities Corp. (b)	3,339	133,660
Delta Natural Gas Co., Inc. (b)	224	7,114
Gas Natural, Inc. (b)	446	5,151
Questar Corp.	2,071	36,678

		182,603

HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
ABIOMED, Inc. (a)	1,630	26,406
Alere, Inc. (a)	1,552	56,834
Angeion Corp. (a)(b)	6,173	28,643
Baxter International, Inc.	8,294	495,069
Becton, Dickinson and Co.	3,399	292,892
Boston Scientific Corp. (a)	19,178	132,520
C.R. Bard, Inc.	1,780	195,551
CareFusion Corp. (a)	2,638	71,674
Covidien PLC	3,711	197,537
DENTSPLY International, Inc.	1,667	63,479
Edwards Lifesciences Corp. (a)	2,707	235,996
Escalon Medical Corp. (a)	27,760	32,479
Gen-Probe, Inc. (a)	832	57,533
Hologic, Inc. (a)	4,896	98,752
Immucor, Inc. (a)	1,344	27,444
Intuitive Surgical, Inc. (a)	469	174,520
Kinetic Concepts, Inc. (a)(b)	1,235	71,173
MAKO Surgical Corp. (a)(b)	556	16,530
Masimo Corp. (b)	1,089	32,322
Medtronic, Inc.	15,571	599,951
NuVasive, Inc. (a)(b)	794	26,107
ResMed, Inc. (a)(b)	2,190	67,780
St. Jude Medical, Inc.	4,884	232,869
Stryker Corp. (b)	3,809	223,550
Thoratec Corp. (a)(b)	962	31,573
Varian Medical Systems, Inc. (a)	2,209	154,674
Vascular Solutions, Inc. (a)(b)	1,004	12,450
Zimmer Holdings, Inc. (a)	3,030	191,496

		3,847,804

HEALTH CARE PROVIDERS & SERVICES — 2.5%
Aetna, Inc.	6,043	266,436
Amedisys, Inc. (a)(b)	647	17,230
AmerisourceBergen Corp.	3,697	153,056
athenahealth, Inc. (a)(b)	636	26,140
Cardinal Health, Inc.	5,276	239,636
CIGNA Corp.	4,382	225,366
Community Health Systems, Inc. (a)	908	23,317
Coventry Health Care, Inc. (a)	2,598	94,749
DaVita, Inc. (a)	1,949	168,803
Express Scripts, Inc. (Class A) (a)(b)	6,709	362,152
Health Management Associates, Inc. (Class A) (a)	4,004	43,163
Health Net, Inc. (a)	2,608	83,691
HEALTHSOUTH Corp. (a)(b)	2,691	70,639
Healthways, Inc. (a)(b)	346	5,252
Henry Schein, Inc. (a)(b)	2,203	157,713
Humana, Inc. (b)	2,722	219,230
Laboratory Corp. of America Holdings (a)	1,409	136,377
Lincare Holdings, Inc. (b)	3,206	93,840
McKesson Corp.	4,273	357,436
Medco Health Solutions, Inc. (a)	6,775	382,923
Omnicare, Inc. (b)	2,244	71,561
Patterson Cos., Inc.	2,247	73,904
PSS World Medical, Inc. (a)(b)	2,036	57,028
Quest Diagnostics, Inc.	1,827	107,976
Tenet Healthcare Corp. (a)	8,190	51,105
UnitedHealth Group, Inc.	15,888	819,503
VCA Antech, Inc. (a)(b)	2,370	50,244
WellCare Health Plans, Inc. (a)(b)	304	15,629
WellPoint, Inc.	6,950	547,451

		4,921,550

HEALTH CARE TECHNOLOGY — 0.0% (d)
Transcend Services, Inc. (a)(b)	336	9,875

HOTELS, RESTAURANTS & LEISURE — 2.1%
Biglari Holdings, Inc. (a)(b)	178	69,607
Bob Evans Farms, Inc. (b)	3,718	130,018
Brinker International, Inc.	1,970	48,186
Carnival Corp.	5,696	214,340
Darden Restaurants, Inc.	2,406	119,723
Gaylord Entertainment Co. (a)(b)	514	15,420
International Game Technology	5,492	96,549
Interval Leisure Group, Inc. (a)(b)	770	10,541
Las Vegas Sands Corp. (a)	6,290	265,501
Marriott International, Inc. (Class A) (b)	5,484	194,627
McDonald’s Corp.	13,259	1,117,999
MGM Resorts International (a)	3,735	49,339
Panera Bread Co. (Class A) (a)(b)	618	77,658
Penn National Gaming, Inc. (a)(b)	1,792	72,289
Royal Caribbean Cruises, Ltd. (a)	1,681	63,273
Scientific Games Corp. (Class A) (a)(b)	2,730	28,228
Starbucks Corp.	9,987	394,387
Starwood Hotels & Resorts Worldwide, Inc.	3,280	183,811
The Cheesecake Factory, Inc. (a)(b)	2,823	88,558
Wendy’s/Arby’s Group, Inc. (Class A) (b)	8,022	40,672
Wyndham Worldwide Corp.	4,990	167,914
Wynn Resorts, Ltd.	1,644	235,980
Yum! Brands, Inc.	7,210	398,280

		4,082,900

HOUSEHOLD DURABLES — 0.6%
American Greetings Corp. (Class A) (b)	2,862	68,802
Bassett Furniture Industries, Inc. (b)	4,589	36,161
Brookfield Residential Properties, Inc. (a)	2,736	27,141
D.R. Horton, Inc. (b)	4,885	56,275
Fortune Brands, Inc.	2,050	130,728
Garmin, Ltd. (b)	2,320	76,630
Harman International Industries, Inc.	1,507	68,674
KB HOME (b)	2,692	26,328

See accompanying notes to financial statements.

5

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Leggett & Platt, Inc.	3,920	$95,570
Lennar Corp. (Class A) (b)	3,270	59,351
Mohawk Industries, Inc. (a)(b)	691	41,453
Newell Rubbermaid, Inc.	5,362	84,612
NVR, Inc. (a)(b)	117	84,881
Pulte Group, Inc. (a)(b)	7,148	54,754
Ryland Group, Inc. (b)	1,119	18,497
Toll Brothers, Inc. (a)(b)	2,259	46,852
Whirlpool Corp. (b)	1,237	100,593

		1,077,302

HOUSEHOLD PRODUCTS — 1.9%
Church & Dwight Co., Inc. (b)	3,926	159,160
Colgate-Palmolive Co.	6,451	563,882
Energizer Holdings, Inc. (a)(b)	1,173	84,878
Kimberly-Clark Corp.	4,937	328,607
The Clorox Co.	1,832	123,550
The Procter & Gamble Co.	37,320	2,372,432

		3,632,509

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
Calpine Corp. (a)(b)	4,762	76,811
Constellation Energy Group, Inc.	2,769	105,111
GenOn Energy, Inc. (a)	16,701	64,466
NRG Energy, Inc. (a)	4,957	121,843
The AES Corp. (a)	10,014	127,579

		495,810

INDUSTRIAL CONGLOMERATES — 1.9%
3M Co.	8,555	811,442
General Electric Co.	141,936	2,676,913
Tyco International, Ltd.	3,041	150,316

		3,638,671

INSURANCE — 3.8%
ACE, Ltd.	2,072	136,379
Aflac, Inc.	6,552	305,847
American International Group, Inc. (a)	4,301	126,105
AON Corp.	3,696	189,605
Arthur J. Gallagher & Co. (b)	1,444	41,212
Assurant, Inc.	2,027	73,519
Assured Guaranty, Ltd. (b)	2,092	34,121
Berkshire Hathaway, Inc. (Class B) (a)	25,581	1,979,714
Chubb Corp.	5,152	322,567
Cincinnati Financial Corp. (b)	2,218	64,721
Donegal Group, Inc. (Class A) (b)	1,896	24,269
Eastern Insurance Holdings, Inc.	892	11,801
Everest Re Group, Ltd.	914	74,719
Fidelity National Financial, Inc. (Class A) (b)	3,680	57,923
Genworth Financial, Inc. (Class A) (a)	6,767	69,565
Hartford Financial Services Group, Inc. (b)	5,971	157,455
Lincoln National Corp.	5,996	170,826
Loews Corp.	6,302	265,251
Marsh & McLennan Cos., Inc.	6,427	200,458
MBIA, Inc. (a)(b)	2,756	23,950
MetLife, Inc.	7,681	336,965
Old Republic International Corp. (b)	5,647	66,352
PartnerRe, Ltd.	999	68,781
Principal Financial Group, Inc.	5,554	168,953
ProAssurance Corp. (a)(b)	1,702	119,140
Protective Life Corp. (b)	412	9,530
Prudential Financial, Inc.	6,307	401,062
Reinsurance Group of America, Inc. (b)	1,048	63,781
RenaissanceRe Holdings, Ltd. (b)	1,128	78,904
Seabright Holdings, Inc. (b)	2,215	21,928
Selective Insurance Group, Inc. (b)	3,492	56,815
The Allstate Corp.	7,866	240,149
The Hanover Insurance Group, Inc.	1,547	58,337
The Phoenix Cos., Inc. (a)(b)	25,457	62,624
The Progressive Corp.	8,749	187,054
The Travelers Cos., Inc.	8,334	486,539
Torchmark Corp. (b)	1,169	74,980
Transatlantic Holdings, Inc.	858	42,051
Unum Group	6,139	156,422
Validus Holdings, Ltd.	2,073	64,159
W.R. Berkley Corp. (b)	1,956	63,453
XL Group PLC	4,366	95,965

		7,253,951

INTERNET & CATALOG RETAIL — 0.8%
Amazon.com, Inc. (a)	4,415	902,823
Expedia, Inc. (b)	4,551	131,934
HSN, Inc. (a)(b)	770	25,349
Liberty Media Corp. — Interactive (Class A) (a)	8,781	147,257
Netflix, Inc. (a)	544	142,903
Priceline.com, Inc. (a)	519	265,692

		1,615,958

INTERNET SOFTWARE & SERVICES — 1.4%
Akamai Technologies, Inc. (a)	2,992	94,158
AOL, Inc. (a)(b)	1,597	31,716
EarthLink, Inc. (b)	5,245	40,360
eBay, Inc. (a)	13,839	446,585
Equinix, Inc. (a)	561	56,672
Google, Inc. (Class A) (a)	3,080	1,559,650
IAC/InterActiveCorp. (a)	2,015	76,913
Internap Network Services Corp. (a)(b)	6,625	48,694
Local.com Corp. (a)(b)	4,307	14,385
Monster Worldwide, Inc. (a)(b)	2,932	42,983
VeriSign, Inc. (b)	3,066	102,588
WebMD Health Corp. (a)	799	36,419
Yahoo!, Inc. (a)	15,843	238,279

		2,789,402

IT SERVICES — 3.1%
Accenture PLC (Class A)	4,583	276,905
Alliance Data Systems Corp. (a)(b)	900	84,663
Automatic Data Processing, Inc.	7,350	387,198
Broadridge Financial Solutions, Inc. (b)	2,557	61,547
Cognizant Technology Solutions Corp. (Class A) (a)	4,799	351,959
Computer Sciences Corp.	2,736	103,859
Fidelity National Information Services, Inc.	6,209	191,175
Fiserv, Inc. (a)	3,116	195,155

See accompanying notes to financial statements.

6

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

International Business Machines Corp.	15,944	$2,735,193
Jack Henry & Associates, Inc. (b)	1,946	58,399
Lender Processing Services, Inc. (b)	1,836	38,391
Mastercard, Inc. (Class A)	1,144	344,733
Paychex, Inc. (b)	5,125	157,440
Rainmaker Systems, Inc. (a)	7,500	7,650
SAIC, Inc. (a)	2,973	50,006
Teradata Corp. (a)(b)	3,213	193,423
The Western Union Co.	9,000	180,270
Total System Services, Inc. (b)	2,880	53,510
Unisys Corp. (a)(b)	1,111	28,553
VeriFone Systems, Inc. (a)(b)	526	23,328
Visa, Inc. (Class A)	6,163	519,294

		6,042,651

LEISURE EQUIPMENT & PRODUCTS — 0.2%
Brunswick Corp. (b)	2,382	48,593
Eastman Kodak Co. (a)(b)	4,787	17,137
Hasbro, Inc.	3,091	135,788
Mattel, Inc.	7,181	197,406

		398,924

LIFE SCIENCES TOOLS & SERVICES — 0.6%
Affymetrix, Inc. (a)(b)	1,488	11,800
Charles River Laboratories International, Inc. (a)	950	38,618
Covance, Inc. (a)	871	51,711
Illumina, Inc. (a)(b)	1,800	135,270
Life Technologies Corp. (a)	2,955	153,867
PerkinElmer, Inc.	3,288	88,480
Pharmaceutical Product Development, Inc.	1,088	29,202
PURE Bioscience, Inc. (a)	12,054	8,811
Sequenom, Inc. (a)(b)	1,152	8,698
Techne Corp.	1,366	113,883
Thermo Fisher Scientific, Inc. (a)	6,214	400,119
Waters Corp. (a)	1,842	176,353

		1,216,812

MACHINERY — 2.8%
AGCO Corp. (a)	1,047	51,680
Bucyrus International, Inc.	1,447	132,632
Caterpillar, Inc.	8,207	873,717
CLARCOR, Inc. (b)	963	45,531
Crane Co.	1,871	92,446
Cummins, Inc.	2,423	250,756
Danaher Corp.	6,220	329,598
Deere & Co.	5,659	466,584
Donaldson Co., Inc.	1,075	65,231
Dover Corp.	2,452	166,245
Eaton Corp.	4,672	240,374
Federal Signal Corp. (b)	5,396	35,398
Flowserve Corp.	710	78,022
Graco, Inc. (b)	286	14,489
Harsco Corp.	1,921	62,625
IDEX Corp. (b)	3,354	153,781
Illinois Tool Works, Inc.	8,364	472,482
Ingersoll-Rand PLC (b)	2,066	93,817
John Bean Technologies Corp. (b)	391	7,554
Joy Global, Inc.	1,977	188,289
Lincoln Electric Holdings, Inc. (b)	1,744	62,522
Meritor, Inc. (a)(b)	1,046	16,778
Mueller Water Products, Inc. (Class A) (b)	8,986	35,764
Navistar International Corp. (a)	1,080	60,977
Oshkosh Corp. (a)	2,123	61,440
PACCAR, Inc.	4,517	230,773
Pall Corp.	3,326	187,021
Parker Hannifin Corp.	2,764	248,041
Pentair, Inc. (b)	2,260	91,214
SPX Corp. (b)	1,207	99,771
Stanley Black & Decker, Inc.	1,833	132,068
Terex Corp. (a)(b)	1,753	49,873
The Manitowoc Co., Inc. (b)	2,100	35,364
The Timken Co.	2,558	128,923
WABCO Holdings, Inc. (a)	1,344	92,817
Watts Water Technologies, Inc. (b)	2,243	79,425

		5,434,022

MARINE — 0.0% (d)
Genco Shipping & Trading, Ltd. (a)(b)	380	2,858

MEDIA — 3.5%
Cablevision Systems Corp. (Class A)	3,827	138,576
CBS Corp.	9,397	267,721
Comcast Corp. (Class A)	37,156	941,533
DIRECTV (Class A) (a)	13,560	689,119
Discovery Communications, Inc. (Series A) (a)(b)	4,265	174,694
DISH Network Corp. (Class A) (a)	4,307	132,096
Gannett Co., Inc.	5,763	82,526
Journal Communications, Inc. (Class A) (a)(b)	5,012	25,912
Knology, Inc. (a)(b)	3,446	51,173
Lamar Advertising Co. (Class A) (a)(b)	1,723	47,159
Liberty Global, Inc. (Series A) (a)	5,525	248,846
Liberty Media — Starz (Series A) (a)	703	52,894
Liberty Media Corp. — Capital (Class A) (a)	1,755	150,491
Live Nation Entertainment, Inc. (a)(b)	2,099	24,076
News Corp. (Class A)	30,360	537,372
Omnicom Group, Inc.	4,158	200,249
Scripps Networks Interactive, Inc. (Class A)	964	47,120
Sirius XM Radio, Inc. (a)(b)	47,565	104,167
The Interpublic Group of Cos., Inc.	8,015	100,187
The Madison Square Garden Co. (Class A) (a)(b)	956	26,319
The McGraw-Hill Cos., Inc.	5,295	221,913
The New York Times Co. (Class A) (a)(b)	1,595	13,908
The Walt Disney Co.	24,314	949,219
Time Warner Cable, Inc.	4,216	329,017
Time Warner, Inc.	17,356	631,238
Valassis Communications, Inc. (a)	190	5,757
Viacom, Inc. (Class B)	7,225	368,475
Virgin Media, Inc. (b)	4,211	126,035

		6,687,792

See accompanying notes to financial statements.

7

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

METALS & MINING — 1.3%
AK Steel Holding Corp.	3,500	$55,160
Alcoa, Inc.	12,110	192,065
Allegheny Technologies, Inc. (b)	1,366	86,700
Allied Nevada Gold Corp. (a)	760	26,881
Century Aluminum Co. (a)	1,355	21,206
Cliffs Natural Resources, Inc.	2,188	202,281
Coeur d’Alene Mines Corp. (a)(b)	576	13,974
Commercial Metals Co.	2,060	29,561
Contango ORE, Inc. (a)(b)	24	312
Freeport-McMoRan Copper & Gold, Inc.	12,436	657,864
Molycorp, Inc. (a)(b)	636	38,834
Newmont Mining Corp.	6,522	351,992
Nucor Corp. (b)	3,969	163,602
Reliance Steel & Aluminum Co.	724	35,947
Royal Gold, Inc.	1,184	69,347
Schnitzer Steel Industries, Inc. (Class A) (b)	544	31,334
Southern Copper Corp.	3,181	104,560
Steel Dynamics, Inc. (b)	2,945	47,856
Titanium Metals Corp. (b)	2,016	36,933
United States Steel Corp. (b)	2,640	121,546
Walter Energy, Inc.	1,053	121,937
Worthington Industries, Inc. (b)	784	18,110

		2,428,002

MULTI-UTILITIES — 1.0%
Alliant Energy Corp.	590	23,989
Ameren Corp.	2,757	79,512
CMS Energy Corp.	5,437	107,055
Consolidated Edison, Inc.	3,618	192,622
Dominion Resources, Inc.	8,301	400,689
DTE Energy Co.	1,657	82,883
NiSource, Inc.	3,891	78,793
PG&E Corp.	4,754	199,811
Public Service Enterprise Group, Inc.	6,062	197,864
Sempra Energy	3,190	168,687
TECO Energy, Inc.	5,744	108,504
Wisconsin Energy Corp.	2,730	85,585
Xcel Energy, Inc.	7,573	184,024

		1,910,018

MULTILINE RETAIL — 0.8%
Big Lots, Inc. (a)	2,459	81,516
Dillard’s, Inc. (Class A) (b)	860	44,840
Dollar Tree, Inc. (a)	2,688	179,075
Family Dollar Stores, Inc.	2,307	121,256
J.C. Penney Co., Inc. (b)	3,156	109,008
Kohl’s Corp.	4,004	200,240
Macy’s, Inc.	7,044	205,967
Nordstrom, Inc.	3,538	166,074
Sears Holdings Corp. (a)(b)	1,150	82,156
Target Corp.	8,663	406,381

		1,596,513

OFFICE ELECTRONICS — 0.2%
Xerox Corp.	23,138	240,867
Zebra Technologies Corp. (Class A)	2,043	86,153

		327,020

OIL, GAS & CONSUMABLE FUELS — 9.5%
Abraxas Petroleum Corp. (a)(b)	5,169	19,797
Adams Resources & Energy, Inc.	336	8,568
Alpha Natural Resources, Inc. (a)	5,148	233,925
Anadarko Petroleum Corp.	7,094	544,535
Apache Corp.	5,002	617,197
Approach Resources, Inc. (a)(b)	446	10,111
Arch Coal, Inc.	2,762	73,635
BPZ Resources, Inc. (a)(b)	1,116	3,660
Brigham Exploration Co. (a)	1,660	49,684
Cabot Oil & Gas Corp.	1,098	72,808
Chesapeake Energy Corp. (b)	8,060	239,301
Chevron Corp.	26,776	2,753,644
Cimarex Energy Co.	816	73,375
Clayton Williams Energy, Inc. (a)(b)	112	6,726
Concho Resources, Inc. (a)	1,472	135,203
ConocoPhillips	17,813	1,339,359
CONSOL Energy, Inc.	2,790	135,259
Contango Oil & Gas Co. (a)(b)	224	13,091
Denbury Resources, Inc. (a)	5,353	107,060
Devon Energy Corp.	5,917	466,319
El Paso Corp.	11,150	225,230
Ensco PLC ADR	73	3,871
EOG Resources, Inc.	3,541	370,212
EXCO Resources, Inc.	2,900	51,185
Exxon Mobil Corp.	67,668	5,506,822
Forest Oil Corp. (a)	1,686	45,033
Frontier Oil Corp.	2,179	70,403
Goodrich Petroleum Corp. (a)(b)	1,104	20,325
Hess Corp.	3,893	291,041
Hollyfrontier Corp. (b)	1,054	73,148
Houston American Energy Corp. (b)	6,666	120,855
Marathon Oil Corp.	9,976	525,536
Murphy Oil Corp.	2,722	178,727
Newfield Exploration Co. (a)	1,834	124,749
Noble Energy, Inc.	2,826	253,294
Occidental Petroleum Corp.	11,061	1,150,786
Panhandle Oil & Gas, Inc. (b)	336	9,909
Patriot Coal Corp. (a)	3,118	69,407
Peabody Energy Corp.	3,731	219,793
Petrohawk Energy Corp. (a)	4,229	104,329
Pioneer Natural Resources Co.	2,475	221,686
Plains Exploration & Production Co. (a)	3,018	115,046
QEP Resources, Inc.	2,072	86,672
Quicksilver Resources, Inc. (a)(b)	664	9,801
Range Resources Corp. (b)	2,852	158,286
Rex Energy Corp. (a)(b)	1,290	13,248
SandRidge Energy, Inc. (a)(b)	6,031	64,290
SM Energy Co. (b)	2,622	192,665
Southwestern Energy Co. (a)	5,133	220,103
Spectra Energy Corp.	8,346	228,764
Sunoco, Inc.	2,141	89,301
Tesoro Corp. (a)	3,085	70,677
The Williams Cos., Inc.	8,535	258,184
Toreador Resources Corp. (a)(b)	892	3,309
Ultra Petroleum Corp. (a)(b)	1,884	86,287
Valero Energy Corp.	7,471	191,033

See accompanying notes to financial statements.

8

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Zion Oil & Gas, Inc. (a)(b)	2,237	$13,310

		18,340,574

PAPER & FOREST PRODUCTS — 0.3%
Domtar Corp.	255	24,154
International Paper Co.	7,317	218,193
Louisiana-Pacific Corp. (a)(b)	3,336	27,155
MeadWestvaco Corp.	4,543	151,327
Weyerhaeuser Co. (b)	7,331	160,256

		581,085

PERSONAL PRODUCTS — 0.3%
Avon Products, Inc.	6,427	179,956
Herbalife, Ltd.	2,536	146,175
The Estee Lauder Cos., Inc. (Class A)	2,401	252,561

		578,692

PHARMACEUTICALS — 4.9%
Abbott Laboratories	19,607	1,031,720
Allergan, Inc.	4,124	343,323
Auxilium Pharmaceuticals, Inc. (a)	827	16,209
Bristol-Myers Squibb Co.	25,045	725,303
Eli Lilly & Co. (b)	12,441	466,911
Endo Pharmaceuticals Holdings, Inc. (a)	1,792	71,985
Forest Laboratories, Inc. (a)(b)	4,730	186,078
Hospira, Inc. (a)(b)	2,979	168,790
Johnson & Johnson	34,981	2,326,936
Merck & Co., Inc.	40,733	1,437,468
Mylan, Inc. (a)	5,246	129,419
Nektar Therapeutics (a)	1,038	7,546
Perrigo Co.	1,499	131,717
Pfizer, Inc.	106,416	2,192,170
Questcor Pharmaceuticals, Inc. (a)	1,225	29,522
ViroPharma, Inc. (a)(b)	1,812	33,522
VIVUS, Inc. (a)(b)	3,562	28,995
Watson Pharmaceuticals, Inc. (a)	2,370	162,890

		9,490,504

PROFESSIONAL SERVICES — 0.2%
Dun & Bradstreet Corp.	1,298	98,051
Equifax, Inc.	2,818	97,841
IHS, Inc. (Class A) (a)	838	69,906
Manpower, Inc.	1,272	68,243
Robert Half International, Inc. (b)	3,810	102,984

		437,025

REAL ESTATE INVESTMENT TRUSTS — 2.5%
Agree Realty Corp. (b)	3,200	71,456
American Campus Communities, Inc. (b)	1,611	57,223
Annaly Capital Management, Inc. (b)	8,686	156,695
Apartment Investment & Management Co. (Class A)	3,140	80,164
Ashford Hospitality Trust, Inc. (b)	7,780	96,861
AvalonBay Communities, Inc. (b)	1,220	156,648
BioMed Realty Trust, Inc. (b)	2,642	50,832
Boston Properties, Inc. (b)	2,991	317,525
BRE Properties, Inc.	1,003	50,030
Camden Property Trust	530	33,719
CBL & Associates Properties, Inc. (b)	2,261	40,992
Cedar Shopping Centers, Inc. (b)	2,311	11,902
Cogdell Spencer, Inc. (b)	1,601	9,590
Colonial Properties Trust	476	9,710
Corporate Office Properties Trust (b)	2,188	68,069
Developers Diversified Realty Corp. (b)	2,395	33,770
Digital Realty Trust, Inc. (b)	1,025	63,325
Duke Realty Corp. (b)	2,652	37,155
Equity Residential	4,832	289,920
Extra Space Storage, Inc. (b)	1,982	42,276
Glimcher Realty Trust	4,080	38,760
HCP, Inc.	4,184	153,511
Health Care REIT, Inc.	1,391	72,930
Home Properties, Inc. (b)	700	42,616
Hospitality Properties Trust	2,157	52,307
Host Hotels & Resorts, Inc. (b)	9,752	165,296
Investors Real Estate Trust (b)	8,992	77,871
Kimco Realty Corp. (b)	4,542	84,663
LaSalle Hotel Properties (b)	3,184	83,867
Lexington Realty Trust (b)	2,072	18,917
Liberty Property Trust (b)	1,530	49,847
Monmouth Real Estate Investment Corp. (b)	5,774	48,790
National Retail Properties, Inc.	3,894	95,442
Nationwide Health Properties, Inc. (b)	1,375	56,939
Pennsylvania Real Estate Investment Trust	2,910	45,687
Pittsburgh & West Virginia Railroad (b)	3,330	40,226
Plum Creek Timber Co., Inc.	3,109	126,039
Post Properties, Inc. (b)	514	20,951
ProLogis	4,036	144,650
Public Storage	1,479	168,621
Realty Income Corp. (b)	1,982	66,377
Regency Centers Corp. (b)	428	18,819
Senior Housing Properties Trust	1,732	40,546
Simon Property Group, Inc.	3,588	417,033
SL Green Realty Corp. (b)	938	77,732
Strategic Hotels & Resorts, Inc. (a)(b)	13,869	98,193
Sunstone Hotel Investors, Inc. (a)(b)	750	6,953
Tanger Factory Outlet Centers, Inc.	3,612	96,693
The Macerich Co. (b)	2,423	129,630
Transcontinental Realty Investors, Inc. (a)(b)	764	1,673
UDR, Inc. (b)	2,535	62,234
Urstadt Biddle Properties, Inc. (Class A) (b)	4,920	89,101
Ventas, Inc. (b)	2,014	106,158
Vestin Realty Mortgage II, Inc. (a)	524	728
Vornado Realty Trust	4,034	375,888
Walter Investment Management Corp. (b)	380	8,432
Weingarten Realty Investors (b)	1,552	39,048

		4,901,030

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Brookfield Office Properties, Inc.	2,168	41,799
CB Richard Ellis Group, Inc. (Class A) (a)	5,477	137,527
Forestar Group, Inc. (a)(b)	734	12,060
Jones Lang LaSalle, Inc. (b)	890	83,927

See accompanying notes to financial statements.

9

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

The St. Joe Co. (a)(b)	1,275	$26,571

		301,884

ROAD & RAIL — 1.1%
Avis Budget Group, Inc. (a)(b)	1,332	22,764
Con-way, Inc. (b)	380	14,748
CSX Corp.	17,805	466,847
Dollar Thrifty Automotive Group, Inc. (a)	1,407	103,752
J.B. Hunt Transport Services, Inc. (b)	3,608	169,901
Kansas City Southern (a)	1,676	99,437
Landstar System, Inc. (b)	2,295	106,672
Norfolk Southern Corp.	5,764	431,896
Union Pacific Corp.	6,460	674,424

		2,090,441

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.7%
Advanced Micro Devices, Inc. (a)(b)	7,687	53,732
Aetrium, Inc. (a)	7,992	14,226
Altera Corp.	4,509	208,992
Anadigics, Inc. (a)(b)	2,445	7,848
Analog Devices, Inc.	4,833	189,164
Applied Materials, Inc.	19,563	254,515
AXT, Inc. (a)(b)	7,410	62,837
Broadcom Corp. (Class A)	7,306	245,774
Cirrus Logic, Inc. (a)(b)	1,522	24,200
Cree, Inc. (a)(b)	510	17,131
Cypress Semiconductor Corp. (a)(b)	2,319	49,024
Energy Conversion Devices, Inc. (a)(b)	1,088	1,284
FEI Co. (a)(b)	1,883	71,912
First Solar, Inc. (a)(b)	756	99,996
Intel Corp.	74,151	1,643,186
International Rectifier Corp. (a)	1,592	44,528
Intersil Corp. (Class A)	4,195	53,906
KLA-Tencor Corp. (b)	3,791	153,460
Lam Research Corp. (a)(b)	2,999	132,796
Linear Technology Corp. (b)	4,226	139,542
LSI Corp. (a)	8,922	63,525
Marvell Technology Group, Ltd. (a)	6,502	96,002
Maxim Integrated Products, Inc.	2,816	71,977
MEMC Electronic Materials, Inc. (a)(b)	3,894	33,216
Microchip Technology, Inc. (b)	3,495	132,495
Micron Technology, Inc. (a)	10,857	81,210
Microsemi Corp. (a)(b)	2,220	45,510
MKS Instruments, Inc. (b)	280	7,397
National Semiconductor Corp.	5,645	138,923
Novellus Systems, Inc. (a)(b)	3,228	116,660
NVIDIA Corp. (a)	8,790	140,069
ON Semiconductor Corp. (a)	4,122	43,157
Rambus, Inc. (a)(b)	1,979	29,052
Sigma Designs, Inc. (a)	564	4,309
Skyworks Solutions, Inc. (a)	1,427	32,792
SunPower Corp. (Class A) (a)(b)	133	2,571
Teradyne, Inc. (a)(b)	4,658	68,938
Texas Instruments, Inc.	17,518	575,116
Xilinx, Inc. (b)	3,830	139,680

		5,290,652

SOFTWARE — 3.8%
Activision Blizzard, Inc.	8,720	101,850
Adobe Systems, Inc. (a)	8,876	279,150
Autodesk, Inc. (a)	4,764	183,891
BMC Software, Inc. (a)	3,324	181,823
CA, Inc.	6,399	146,153
Cadence Design Systems, Inc. (a)(b)	6,561	69,284
Citrix Systems, Inc. (a)	3,911	312,880
Compuware Corp. (a)	7,375	71,980
Concur Technologies, Inc. (a)(b)	1,176	58,882
Electronic Arts, Inc. (a)	4,305	101,598
Intuit, Inc. (a)	5,178	268,531
Microsoft Corp.	104,458	2,715,908
Nuance Communications, Inc. (a)(b)	4,089	87,791
Oracle Corp.	52,652	1,732,777
Parametric Technology Corp. (a)	4,429	101,557
Red Hat, Inc. (a)	3,761	172,630
Rovi Corp. (a)(b)	840	48,182
Salesforce.com, Inc. (a)(b)	1,505	224,215
Smith Micro Software, Inc. (a)(b)	2,735	11,514
Solera Holdings, Inc.	1,540	91,107
Symantec Corp. (a)	12,468	245,869
Synopsys, Inc. (a)	3,645	93,713
TiVo, Inc. (a)(b)	2,720	27,989
Versant Corp. (a)	2,205	27,607
VMware, Inc. (Class A) (a)(b)	540	54,124
Websense, Inc. (a)(b)	625	16,231

		7,427,236

SPECIALTY RETAIL — 2.2%
Abercrombie & Fitch Co. (Class A)	1,868	125,007
Advance Auto Parts, Inc. (b)	2,040	119,320
Aeropostale, Inc. (a)(b)	1,088	19,040
American Eagle Outfitters, Inc. (b)	3,765	48,004
AutoNation, Inc. (a)(b)	3,768	137,946
AutoZone, Inc. (a)	601	177,205
Bed Bath & Beyond, Inc. (a)	4,187	244,395
Best Buy Co., Inc. (b)	4,525	142,130
Chico’s FAS, Inc. (b)	2,330	35,486
Dick’s Sporting Goods, Inc. (a)(b)	1,476	56,752
Foot Locker, Inc.	3,345	79,477
GameStop Corp. (Class A) (a)(b)	2,057	54,860
Genesco, Inc. (a)(b)	337	17,558
Limited Brands, Inc. (b)	5,220	200,709
Lowe’s Cos., Inc.	18,358	427,925
O’Reilly Automotive, Inc. (a)	2,787	182,576
Office Depot, Inc. (a)(b)	5,285	22,303
OfficeMax, Inc. (a)	950	7,457
PetSmart, Inc.	3,109	141,055
Pier 1 Imports, Inc. (a)(b)	856	9,904
RadioShack Corp. (b)	3,037	40,422
Rent-A-Center, Inc.	2,125	64,940
Ross Stores, Inc.	2,622	210,075
Staples, Inc. (b)	10,012	158,190
The Gap, Inc. (b)	7,773	140,691
The Home Depot, Inc.	23,303	844,035
The Men’s Wearhouse, Inc. (b)	691	23,287
The TJX Cos., Inc.	5,434	285,448
Tiffany & Co.	2,303	180,832
Urban Outfitters, Inc. (a)(b)	2,441	68,714

See accompanying notes to financial statements.

10

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Williams-Sonoma, Inc. (b)	1,892	$69,039

		4,334,782

TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Carter’s, Inc. (a)(b)	1,352	41,588
Coach, Inc.	4,974	317,988
Crocs, Inc. (a)(b)	476	12,257
Hanesbrands, Inc. (a)	1,884	53,788
Iconix Brand Group, Inc. (a)(b)	618	14,956
Liz Claiborne, Inc. (a)(b)	3,821	20,442
NIKE, Inc. (Class B)	3,845	345,973
Quiksilver, Inc. (a)(b)	4,589	21,568
The Jones Group, Inc. (b)	3,174	34,438
Under Armour, Inc. (Class A) (a)(b)	787	60,843
V.F. Corp.	922	100,092
Wolverine World Wide, Inc. (b)	3,023	126,210

		1,150,143

THRIFTS & MORTGAGE FINANCE — 0.2%
Astoria Financial Corp. (b)	1,752	22,408
Berkshire Hills Bancorp, Inc. (b)	2,303	51,564
First Niagara Financial Group, Inc.	7,689	101,495
Hudson City Bancorp, Inc.	4,264	34,922
MGIC Investment Corp. (a)	4,080	24,276
New York Community Bancorp, Inc. (b)	3,992	59,840
OceanFirst Financial Corp. (b)	4,340	56,203
People’s United Financial, Inc.	4,721	63,450
Radian Group, Inc. (b)	3,059	12,940
TF Financial Corp.	335	7,176
TrustCo Bank Corp. NY (b)	7,968	39,043

		473,317

TOBACCO — 1.5%
Altria Group, Inc.	27,543	727,411
Lorillard, Inc.	1,956	212,950
Philip Morris International, Inc.	25,315	1,690,282
Reynolds American, Inc.	5,558	205,924

		2,836,567

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co.	5,594	201,328
Kaman Corp. (Class A) (b)	2,433	86,299
W.W. Grainger, Inc.	602	92,497
Willis Lease Finance Corp. (a)(b)	446	5,945

		386,069

WATER UTILITIES — 0.1%
Aqua America, Inc. (b)	1,551	34,091
Artesian Resources Corp. (Class A) (b)	446	8,037
Cadiz, Inc. (a)(b)	2,178	23,653
Connecticut Water Service, Inc. (b)	1,088	27,831
Middlesex Water Co. (b)	5,036	93,569
Pennichuck Corp. (b)	224	6,440
York Water Co. (b)	2,501	41,391

		235,012

WIRELESS TELECOMMUNICATION SERVICES — 0.5%
American Tower Corp. (Class A) (a)	5,904	308,956
Crown Castle International Corp. (a)	4,062	165,689
Leap Wireless International, Inc. (a)(b)	1,248	20,255
MetroPCS Communications, Inc. (a)	3,134	53,936
NII Holdings, Inc. (a)	2,768	117,308
SBA Communications Corp. (Class A) (a)(b)	1,950	74,471
Sprint Nextel Corp. (a)	35,493	191,307
Telephone & Data Systems, Inc. (b)	2,017	62,687

		994,609

TOTAL COMMON STOCKS —
(Cost $169,860,333)		193,068,481

RIGHTS — 0.0% (d)
OIL, GAS & CONSUMABLE FUELS — 0.0% (d)
Zion Oil & Gas, Inc. (a) (Cost $201)	559	531

SHORT TERM INVESTMENTS — 7.2%
MONEY MARKET FUNDS — 7.2%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	13,804,801	13,804,801
State Street Institutional Liquid Reserves Fund 0.15% (f)(g)	245,149	245,149

TOTAL SHORT TERM INVESTMENTS —
(Cost $14,049,950)		14,049,950

TOTAL INVESTMENTS — 107.0% (h)
(Cost $183,910,484)		207,118,962
OTHER ASSETS & LIABILITIES — (7.0)%		(13,592,954)

NET ASSETS — 100.0%		$193,526,008

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at June 30, 2011.
(c)	Affiliated issuer. (Note 3)
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

11

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 2.5%
General Dynamics Corp. (a)	862	$64,236
Goodrich Corp.	365	34,858
Honeywell International, Inc.	2,023	120,551
Huntington Ingalls Industries, Inc. (a)(b)	129	4,451
ITT Corp.	531	31,292
L-3 Communications Holdings, Inc. (a)	301	26,322
Lockheed Martin Corp.	790	63,966
Northrop Grumman Corp. (a)	781	54,162
Precision Castparts Corp.	407	67,013
Raytheon Co.	1,078	53,738
Rockwell Collins, Inc. (a)	467	28,809
Spirit Aerosystems Holdings, Inc. (a)(b)	294	6,468
Textron, Inc. (a)	687	16,220
The Boeing Co.	1,826	134,996
TransDigm Group, Inc. (b)	128	11,672
United Technologies Corp.	2,258	199,856

		918,610

AIR FREIGHT & LOGISTICS — 0.8%
C.H. Robinson Worldwide, Inc. (a)	504	39,735
Expeditors International of Washington, Inc.	626	32,045
FedEx Corp.	848	80,433
United Parcel Service, Inc. (Class B)	1,991	145,204

		297,417

AIRLINES — 0.2%
Delta Air Lines, Inc. (b)	2,063	18,918
Southwest Airlines Co. (a)	2,151	24,564
United Continental Holdings, Inc. (a)(b)	893	20,209

		63,691

AUTO COMPONENTS — 0.5%
BorgWarner, Inc. (a)(b)	333	26,903
Gentex Corp. (a)	401	12,122
Johnson Controls, Inc.	1,920	79,987
Lear Corp.	289	15,456
The Goodyear Tire & Rubber Co. (a)(b)	689	11,555
TRW Automotive Holdings Corp. (a)(b)	252	14,876
Visteon Corp. (b)	128	8,756

		169,655

AUTOMOBILES — 0.6%
Ford Motor Co. (a)(b)	10,790	148,794
General Motors Co. (a)(b)	1,539	46,724
Harley-Davidson, Inc. (a)	697	28,556

		224,074

BEVERAGES — 2.3%
Brown-Forman Corp. (Class B) (a)	338	25,245
Coca-Cola Enterprises, Inc.	921	26,875
Constellation Brands, Inc. (Class A) (b)	559	11,639
Dr. Pepper Snapple Group, Inc.	679	28,471
Hansen Natural Corp. (b)	213	17,242
Molson Coors Brewing Co. (Class B)	418	18,701
PepsiCo, Inc.	4,486	315,949
The Coca-Cola Co.	5,997	403,538

		847,660

BIOTECHNOLOGY — 1.3%
Alexion Pharmaceuticals, Inc. (b)	510	23,985
Amgen, Inc. (b)	2,651	154,686
Biogen Idec, Inc. (b)	658	70,353
Celgene Corp. (b)	1,306	78,778
Cephalon, Inc. (a)(b)	195	15,580
Dendreon Corp. (a)(b)	406	16,013
Gilead Sciences, Inc. (b)	2,243	92,883
Human Genome Sciences, Inc. (b)	453	11,117
United Therapeutics Corp. (a)(b)	93	5,124
Vertex Pharmaceuticals, Inc. (b)	518	26,931

		495,450

BUILDING PRODUCTS — 0.1%
Masco Corp. (a)	1,088	13,089
Owens Corning, Inc. (a)(b)	344	12,848

		25,937

CAPITAL MARKETS — 2.1%
Affiliated Managers Group, Inc. (b)	115	11,667
Ameriprise Financial, Inc.	700	40,376
BlackRock, Inc.	272	52,172
E*TRADE Financial Corp. (a)(b)	492	6,790
Eaton Vance Corp. (a)	335	10,127
Federated Investors, Inc. (Class B) (a)	265	6,318
Franklin Resources, Inc. (a)	433	56,849
Invesco, Ltd.	1,272	29,765
Jefferies Group, Inc. (a)	346	7,058
Legg Mason, Inc. (a)	409	13,399
Morgan Stanley	3,934	90,521
Northern Trust Corp.	617	28,357
Raymond James Financial, Inc. (a)	283	9,098
SEI Investments Co.	386	8,689
State Street Corp. (a)(c)	1,453	65,516
T. Rowe Price Group, Inc.	766	46,220
TD Ameritrade Holding Corp. (a)	714	13,930
The Bank of New York Mellon Corp.	3,467	88,825
The Charles Schwab Corp. (a)	2,723	44,793
The Goldman Sachs Group, Inc.	1,235	164,366

		794,836

CHEMICALS — 2.5%
Air Products & Chemicals, Inc.	572	54,672
Airgas, Inc. (a)	202	14,148
Albemarle Corp.	265	18,338
Ashland, Inc. (a)	161	10,404
Celanese Corp. (Series A)	433	23,083
CF Industries Holdings, Inc.	195	27,626
E. I. du Pont de Nemours and Co.	2,563	138,530
Eastman Chemical Co.	217	22,149
Ecolab, Inc. (a)	634	35,745
FMC Corp. (a)	219	18,838
Huntsman Corp. (a)	497	9,368
International Flavors & Fragrances, Inc. (a)	230	14,775
Lubrizol Corp.	198	26,586
LyondellBasell Industries NV	941	36,247
Monsanto Co.	1,501	108,883
Nalco Holding Co.	308	8,566
PPG Industries, Inc. (a)	480	43,579

See accompanying notes to financial statements.

12

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Praxair, Inc. (a)	862	$93,432
Sigma-Aldrich Corp. (a)	316	23,188
The Dow Chemical Co. (a)	3,302	118,872
The Mosaic Co.	434	29,395
The Scotts Miracle-Gro Co. (Class A) (a)	128	6,568
The Sherwin-Williams Co. (a)	260	21,806
Valspar Corp. (a)	270	9,736

		914,534

COMMERCIAL BANKS — 2.5%
BB&T Corp. (a)	2,019	54,190
BOK Financial Corp. (a)	63	3,451
CIT Group, Inc. (a)(b)	523	23,148
City National Corp. (a)	119	6,456
Comerica, Inc. (a)	519	17,942
Commerce Bancshares, Inc. (a)	190	8,170
Cullen/Frost Bankers, Inc. (a)	162	9,210
Fifth Third Bancorp	2,598	33,124
First Horizon National Corp. (a)	613	5,848
First Republic Bank (a)(b)	200	6,456
Huntington Bancshares, Inc.	2,473	16,223
Keycorp	2,328	19,392
M&T Bank Corp. (a)	320	28,144
Marshall & Ilsley Corp. (a)	1,222	9,739
PNC Financial Services Group, Inc.	1,521	90,667
Regions Financial Corp. (a)	3,623	22,463
SunTrust Banks, Inc.	1,408	36,326
U.S. Bancorp	5,428	138,468
Wells Fargo & Co.	14,121	396,235
Zions Bancorporation	412	9,892

		935,544

COMMERCIAL SERVICES & SUPPLIES — 0.5%
Avery Dennison Corp. (a)	351	13,559
Cintas Corp. (a)	394	13,014
Copart, Inc. (a)(b)	172	8,015
Corrections Corp. of America (b)	385	8,335
Covanta Holding Corp.	351	5,788
Iron Mountain, Inc. (a)	522	17,795
Pitney Bowes, Inc. (a)	624	14,346
R.R. Donnelley & Sons Co. (a)	617	12,099
Republic Services, Inc.	904	27,889
Stericycle, Inc. (a)(b)	265	23,617
Waste Connections, Inc. (a)	347	11,010
Waste Management, Inc. (a)	1,180	43,979

		199,446

COMMUNICATIONS EQUIPMENT — 1.9%
Acme Packet, Inc. (a)(b)	164	11,501
Brocade Communications Systems, Inc. (b)	955	6,169
Cisco Systems, Inc.	15,759	245,998
F5 Networks, Inc. (b)	226	24,917
Harris Corp. (a)	400	18,024
JDS Uniphase Corp. (b)	644	10,729
Juniper Networks, Inc. (b)	1,546	48,699
Motorola Mobility Holdings, Inc. (a)(b)	750	16,530
Motorola Solutions, Inc. (b)	887	40,838
Polycom, Inc. (a)(b)	240	15,432
QUALCOMM, Inc.	4,610	261,802
Riverbed Technology, Inc. (a)(b)	395	15,638

		716,277

COMPUTERS & PERIPHERALS — 4.0%
Apple, Inc. (b)	2,599	872,406
Dell, Inc. (a)(b)	4,865	81,100
EMC Corp. (b)	5,765	158,826
Hewlett-Packard Co.	6,113	222,513
NCR Corp. (b)	490	9,256
NetApp, Inc. (b)	1,036	54,680
SanDisk Corp. (b)	659	27,348
Seagate Technology PLC	1,416	22,883
Western Digital Corp. (a)(b)	633	23,029

		1,472,041

CONSTRUCTION & ENGINEERING — 0.3%
Aecom Technology Corp. (a)(b)	278	7,600
Fluor Corp.	530	34,270
Foster Wheeler AG (b)	244	7,413
Jacobs Engineering Group, Inc. (a)(b)	357	15,440
KBR, Inc.	488	18,393
Quanta Services, Inc. (a)(b)	559	11,292
The Shaw Group, Inc. (b)	309	9,335
URS Corp. (b)	248	11,095

		114,838

CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	115	9,196
Vulcan Materials Co. (a)	337	12,985

		22,181

CONSUMER FINANCE — 0.8%
American Express Co.	3,075	158,977
Capital One Financial Corp.	1,282	66,241
Discover Financial Services (a)	1,593	42,613
SLM Corp.	1,357	22,811

		290,642

CONTAINERS & PACKAGING — 0.3%
AptarGroup, Inc.	192	10,049
Ball Corp.	558	21,461
Bemis Co., Inc. (a)	293	9,897
Crown Holdings, Inc. (b)	469	18,207
Owens-Illinois, Inc. (a)(b)	505	13,034
Sealed Air Corp.	472	11,229
Sonoco Products Co.	286	10,164

		94,041

DISTRIBUTORS — 0.1%
Genuine Parts Co. (a)	476	25,894

DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc. (b)	393	17,166
DeVry, Inc.	183	10,821
H&R Block, Inc.	1,009	16,184
Weight Watchers International, Inc.	113	8,528

		52,699

DIVERSIFIED FINANCIAL SERVICES — 3.5%
Bank of America Corp.	28,527	312,656
CBOE Holdings, Inc.	35	861
Citigroup, Inc.	8,257	343,821

See accompanying notes to financial statements.

13

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

CME Group, Inc.	194	$56,568
IntercontinentalExchange, Inc. (b)	212	26,439
JPMorgan Chase & Co.	11,288	462,131
Leucadia National Corp. (a)	476	16,232
Moody’s Corp. (a)	560	21,476
MSCI, Inc. (Class A) (b)	341	12,849
NYSE Euronext	757	25,942
The NASDAQ OMX Group, Inc. (b)	473	11,967

		1,290,942

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.5%
AT&T, Inc.	16,852	529,321
CenturyLink, Inc.	1,703	68,852
Frontier Communications Corp. (a)	2,909	23,476
Verizon Communications, Inc.	7,991	297,505
Windstream Corp. (a)	1,281	16,602

		935,756

ELECTRIC UTILITIES — 1.8%
American Electric Power Co., Inc.	1,394	52,526
DPL, Inc. (a)	327	9,862
Duke Energy Corp. (a)	3,793	71,422
Edison International	880	34,100
Entergy Corp.	508	34,686
Exelon Corp.	1,859	79,640
FirstEnergy Corp.	1,217	53,731
ITC Holdings Corp. (a)	143	10,263
NextEra Energy, Inc.	1,178	67,688
Northeast Utilities (a)	548	19,273
NV Energy, Inc.	685	10,515
Pepco Holdings, Inc. (a)	626	12,288
Pinnacle West Capital Corp.	293	13,062
PPL Corp.	1,595	44,389
Progress Energy, Inc. (a)	846	40,616
Southern Co.	2,300	92,874
Westar Energy, Inc. (a)	314	8,450

		655,385

ELECTRICAL EQUIPMENT — 0.6%
AMETEK, Inc.	459	20,609
Cooper Industries PLC	422	25,181
Emerson Electric Co.	2,147	120,769
Hubbell, Inc. (Class B)	156	10,132
Rockwell Automation, Inc.	362	31,407
Roper Industries, Inc. (a)	258	21,492
The Babcock & Wilcox Co. (b)	330	9,144

		238,734

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.8%
Agilent Technologies, Inc. (a)(b)	980	50,088
Amphenol Corp. (Class A) (a)	521	28,129
Arrow Electronics, Inc. (a)(b)	357	14,815
Avnet, Inc. (b)	428	13,645
Corning, Inc.	4,358	79,098
Dolby Laboratories, Inc. (Class A) (a)(b)	156	6,624
FLIR Systems, Inc. (a)	397	13,383
Ingram Micro, Inc. (Class A) (b)	394	7,147
Jabil Circuit, Inc. (a)	451	9,110
Mettler-Toledo International, Inc. (a)(b)	96	16,192
Molex, Inc. (a)	390	10,050
TE Connectivity, Ltd.	1,188	43,671
Trimble Navigation, Ltd. (b)	378	14,984

		306,936

ENERGY EQUIPMENT & SERVICES — 2.4%
Baker Hughes, Inc.	1,234	89,539
Cameron International Corp. (b)	700	35,203
Diamond Offshore Drilling, Inc. (a)	195	13,730
FMC Technologies, Inc. (a)(b)	681	30,502
Halliburton Co.	2,606	132,906
Helmerich & Payne, Inc. (a)	271	17,918
McDermott International, Inc. (b)	665	13,174
Nabors Industries, Ltd. (b)	837	20,624
National Oilwell Varco, Inc.	1,192	93,226
Noble Corp.	681	26,838
Oceaneering International, Inc.	252	10,206
Patterson-UTI Energy, Inc.	456	14,414
Rowan Cos., Inc. (b)	312	12,109
Schlumberger, Ltd.	3,862	333,677
Tidewater, Inc. (a)	154	8,287
Weatherford International, Ltd. (b)	2,051	38,456

		890,809

FOOD & STAPLES RETAILING — 2.1%
Costco Wholesale Corp.	1,255	101,956
CVS Caremark Corp.	3,926	147,539
Safeway, Inc. (a)	1,103	25,777
Sysco Corp. (a)	1,726	53,817
The Kroger Co.	1,708	42,359
Wal-Mart Stores, Inc.	5,031	267,347
Walgreen Co.	2,639	112,052
Whole Foods Market, Inc. (a)	420	26,649

		777,496

FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	1,716	51,737
Bunge, Ltd.	446	30,752
Campbell Soup Co. (a)	592	20,454
ConAgra Foods, Inc.	1,162	29,991
General Mills, Inc.	1,723	64,130
Green Mountain Coffee Roasters, Inc. (b)	356	31,777
H.J. Heinz Co. (a)	917	48,858
Hormel Foods Corp. (a)	436	12,997
Kellogg Co.	695	38,447
Kraft Foods, Inc. (Class A) (a)	4,602	162,129
McCormick & Co., Inc. (a)	327	16,209
Mead Johnson Nutrition Co.	538	36,342
Ralcorp Holdings, Inc. (b)	169	14,632
Sara Lee Corp.	1,764	33,498
Smithfield Foods, Inc. (a)(b)	365	7,983
The Hershey Co.	477	27,117
The J.M. Smucker Co.	348	26,601
Tyson Foods, Inc. (Class A)	853	16,565

		670,219

GAS UTILITIES — 0.2%
AGL Resources, Inc.	228	9,282
Atmos Energy Corp.	268	8,911
National Fuel Gas Co. (a)	195	14,196
ONEOK, Inc. (a)	290	21,463

See accompanying notes to financial statements.

14

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Questar Corp.	508	$8,997
UGI Corp. (a)	312	9,949

		72,798

HEALTH CARE EQUIPMENT & SUPPLIES — 1.9%
Alere, Inc. (b)	218	7,983
Baxter International, Inc.	1,616	96,459
Becton, Dickinson and Co. (a)	575	49,548
Boston Scientific Corp. (a)(b)	4,299	29,706
C.R. Bard, Inc.	246	27,026
CareFusion Corp. (b)	601	16,329
Covidien PLC	1,369	72,872
DENTSPLY International, Inc.	395	15,042
Edwards Lifesciences Corp. (a)(b)	329	28,682
Gen-Probe, Inc. (b)	162	11,202
Hologic, Inc. (b)	737	14,865
IDEXX Laboratories, Inc. (b)	180	13,961
Intuitive Surgical, Inc. (a)(b)	110	40,932
Kinetic Concepts, Inc. (a)(b)	137	7,895
Medtronic, Inc.	3,062	117,979
ResMed, Inc. (a)(b)	440	13,618
St. Jude Medical, Inc.	916	43,675
Stryker Corp. (a)	890	52,234
Varian Medical Systems, Inc. (a)(b)	374	26,187
Zimmer Holdings, Inc. (b)	588	37,162

		723,357

HEALTH CARE PROVIDERS & SERVICES — 2.2%
Aetna, Inc.	1,118	49,293
AmerisourceBergen Corp.	822	34,031
Cardinal Health, Inc.	1,041	47,282
CIGNA Corp.	807	41,504
Community Health Systems, Inc. (b)	274	7,036
Coventry Health Care, Inc. (b)	435	15,864
DaVita, Inc. (b)	247	21,393
Express Scripts, Inc. (Class A) (a)(b)	1,410	76,112
HCA Holdings, Inc. (b)	313	10,329
Henry Schein, Inc. (a)(b)	272	19,472
Humana, Inc. (a)	500	40,270
Laboratory Corp. of America Holdings (a)(b)	317	30,682
Lincare Holdings, Inc. (a)	327	9,571
McKesson Corp.	717	59,977
Medco Health Solutions, Inc. (b)	1,136	64,207
Omnicare, Inc. (a)	304	9,695
Patterson Cos., Inc.	290	9,538
Quest Diagnostics, Inc. (a)	416	24,586
UnitedHealth Group, Inc.	3,121	160,981
Universal Health Services, Inc. (Class B)	270	13,913
WellPoint, Inc. (a)	1,053	82,945

		828,681

HEALTH CARE TECHNOLOGY — 0.1%
Cerner Corp. (a)(b)	366	22,366

HOTELS, RESTAURANTS & LEISURE — 1.9%
Carnival Corp. (a)	1,148	43,199
Chipotle Mexican Grill, Inc. (a)(b)	92	28,353
Darden Restaurants, Inc.	448	22,292
Hyatt Hotels Corp. (Class A) (a)(b)	113	4,613
International Game Technology	879	15,453
Las Vegas Sands Corp. (b)	1,358	57,321
Marriott International, Inc. (Class A) (a)	899	31,905
McDonald’s Corp.	2,967	250,177
MGM Resorts International (b)	689	9,102
Penn National Gaming, Inc. (a)(b)	264	10,650
Royal Caribbean Cruises, Ltd. (a)(b)	404	15,207
Starbucks Corp.	2,136	84,351
Starwood Hotels & Resorts Worldwide, Inc.	497	27,852
Wyndham Worldwide Corp. (a)	446	15,008
Wynn Resorts, Ltd.	250	35,885
Yum! Brands, Inc.	1,351	74,629

		725,997

HOUSEHOLD DURABLES — 0.4%
D.R. Horton, Inc. (a)	798	9,193
Fortune Brands, Inc. (a)	448	28,569
Garmin, Ltd. (a)	363	11,990
Harman International Industries, Inc. (a)	148	6,744
Leggett & Platt, Inc. (a)	476	11,605
Lennar Corp. (Class A) (a)	317	5,754
Mohawk Industries, Inc. (a)(b)	157	9,418
Newell Rubbermaid, Inc.	801	12,640
NVR, Inc. (b)	20	14,510
Pulte Group, Inc. (a)(b)	931	7,131
Toll Brothers, Inc. (a)(b)	393	8,151
Whirlpool Corp. (a)	216	17,565

		143,270

HOUSEHOLD PRODUCTS — 2.0%
Church & Dwight Co., Inc.	404	16,378
Colgate-Palmolive Co.	1,421	124,209
Energizer Holdings, Inc. (a)(b)	149	10,782
Kimberly-Clark Corp.	1,115	74,214
The Clorox Co. (a)	406	27,381
The Procter & Gamble Co.	7,952	505,509

		758,473

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Calpine Corp. (a)(b)	1,050	16,937
Constellation Energy Group, Inc.	521	19,777
NRG Energy, Inc. (a)(b)	772	18,976
The AES Corp. (b)	2,195	27,964

		83,654

INDUSTRIAL CONGLOMERATES — 2.2%
3M Co.	1,823	172,912
General Electric Co.	30,355	572,495
Tyco International, Ltd.	1,382	68,312

		813,719

INSURANCE — 4.0%
ACE, Ltd.	940	61,871
Aflac, Inc.	1,363	63,625
Alleghany Corp. (a)(b)	24	7,995
Allied World Assurance Company Holdings, Ltd. (a)	99	5,700
American Financial Group, Inc.	224	7,995
American International Group, Inc. (b)	1,240	36,357
AON Corp.	847	43,451

See accompanying notes to financial statements.

15

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Arch Capital Group, Ltd. (a)(b)	435	$13,885
Assurant, Inc.	353	12,803
Assured Guaranty, Ltd. (a)	396	6,459
Axis Capital Holdings, Ltd.	322	9,969
Berkshire Hathaway, Inc. (Class B) (b)	5,438	420,847
Brown & Brown, Inc.	330	8,468
Chubb Corp. (a)	881	55,159
Cincinnati Financial Corp. (a)	441	12,868
CNA Financial Corp.	78	2,266
Everest Re Group, Ltd.	176	14,388
Fidelity National Financial, Inc. (Class A) (a)	684	10,766
Genworth Financial, Inc. (Class A) (b)	1,497	15,389
Hartford Financial Services Group, Inc. (a)	1,257	33,147
HCC Insurance Holdings, Inc.	339	10,678
Lincoln National Corp. (a)	886	25,242
Loews Corp.	952	40,070
Markel Corp. (a)(b)	28	11,111
Marsh & McLennan Cos., Inc.	1,481	46,192
MetLife, Inc.	2,323	101,910
Old Republic International Corp. (a)	674	7,920
PartnerRe, Ltd.	208	14,321
Principal Financial Group, Inc.	915	27,834
Prudential Financial, Inc.	1,384	88,009
Reinsurance Group of America, Inc.	212	12,902
RenaissanceRe Holdings, Ltd. (a)	181	12,661
The Allstate Corp.	1,408	42,986
The Progressive Corp.	1,860	39,767
The Travelers Cos., Inc. (a)	1,183	69,064
Torchmark Corp.	262	16,805
Transatlantic Holdings, Inc.	149	7,302
Unum Group	978	24,919
Validus Holdings, Ltd.	202	6,252
W.R. Berkley Corp. (a)	430	13,949
White Mountains Insurance Group, Ltd.	24	10,084
XL Group PLC	919	20,200

		1,493,586

INTERNET & CATALOG RETAIL — 1.0%
Amazon.com, Inc. (b)	1,001	204,694
Expedia, Inc. (a)	611	17,713
Liberty Media Corp. — Interactive (Class A) (b)	1,805	30,270
Netflix, Inc. (b)	133	34,938
Priceline.com, Inc. (a)(b)	136	69,622

		357,237

INTERNET SOFTWARE & SERVICES — 1.6%
Akamai Technologies, Inc. (b)	480	15,106
eBay, Inc. (b)	3,200	103,264
Equinix, Inc. (b)	124	12,526
Google, Inc. (Class A) (b)	709	359,023
IAC/InterActiveCorp. (a)(b)	234	8,932
Rackspace Hosting, Inc. (a)(b)	325	13,891
VeriSign, Inc. (a)	477	15,960
Yahoo!, Inc. (a)(b)	3,628	54,565

		583,267

IT SERVICES — 3.4%
Accenture PLC (Class A)	1,952	117,940
Alliance Data Systems Corp. (a)(b)	152	14,299
Automatic Data Processing, Inc.	1,402	73,857
Broadridge Financial Solutions, Inc. (a)	425	10,230
Cognizant Technology Solutions Corp. (Class A) (b)	832	61,019
Computer Sciences Corp. (a)	443	16,816
Fidelity National Information Services, Inc. (a)	713	21,953
Fiserv, Inc. (b)	390	24,426
Genpact, Ltd. (b)	161	2,776
Global Payments, Inc.	232	11,832
International Business Machines Corp.	3,455	592,705
Lender Processing Services, Inc. (a)	277	5,792
Mastercard, Inc. (Class A)	298	89,799
Paychex, Inc. (a)	951	29,215
SAIC, Inc. (a)(b)	1,033	17,375
Teradata Corp. (a)(b)	438	26,368
The Western Union Co. (a)	1,843	36,915
Total System Services, Inc.	591	10,981
Visa, Inc. (Class A)	1,424	119,986

		1,284,284

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc. (a)	378	16,606
Mattel, Inc.	1,051	28,892

		45,498

LIFE SCIENCES TOOLS & SERVICES — 0.5%
Covance, Inc. (b)	192	11,399
Illumina, Inc. (a)(b)	361	27,129
Life Technologies Corp. (a)(b)	491	25,567
PerkinElmer, Inc. (a)	352	9,472
Pharmaceutical Product Development, Inc.	294	7,891
Techne Corp. (a)	109	9,088
Thermo Fisher Scientific, Inc. (b)	1,139	73,340
Waters Corp. (b)	230	22,020

		185,906

MACHINERY — 2.4%
AGCO Corp. (b)	261	12,883
Bucyrus International, Inc. (a)	180	16,499
Caterpillar, Inc.	1,611	171,507
Cummins, Inc.	506	52,366
Danaher Corp. (a)	1,566	82,982
Deere & Co.	1,197	98,693
Donaldson Co., Inc.	197	11,954
Dover Corp. (a)	555	37,629
Eaton Corp.	961	49,443
Flowserve Corp. (a)	170	18,681
Illinois Tool Works, Inc. (a)	1,200	67,788
Ingersoll-Rand PLC (a)	941	42,731
Joy Global, Inc.	316	30,096
Lincoln Electric Holdings, Inc. (a)	238	8,532
Navistar International Corp. (a)(b)	193	10,897
Oshkosh Corp. (a)(b)	199	5,759
PACCAR, Inc. (a)	998	50,988
Pall Corp.	355	19,962

See accompanying notes to financial statements.

16

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Parker Hannifin Corp.	469	$42,088
Pentair, Inc. (a)	285	11,502
SPX Corp. (a)	162	13,391
Stanley Black & Decker, Inc. (a)	460	33,143
The Timken Co.	164	8,266

		897,780

MEDIA — 3.4%
Cablevision Systems Corp. (Class A) (a)	665	24,080
CBS Corp.	1,776	50,598
Charter Communications, Inc. (Class A) (b)	100	5,426
Clear Channel Outdoor Holdings, Inc. (Class A) (b)	119	1,511
Comcast Corp. (Class A)	7,860	199,172
DIRECTV (Class A) (b)	2,181	110,839
Discovery Communications, Inc. (Series A) (a)(b)	821	33,628
DISH Network Corp. (Class A) (b)	623	19,107
Gannett Co., Inc. (a)	540	7,733
John Wiley & Sons, Inc. (Class A) (a)	147	7,646
Liberty Global, Inc. (Series A) (b)	629	28,330
Liberty Media — Starz (Series A) (b)	151	11,361
Liberty Media Corp. — Capital (Class A) (b)	212	18,179
News Corp. (Class A)	6,584	116,537
Omnicom Group, Inc.	815	39,250
Scripps Networks Interactive, Inc. (Class A) (a)	237	11,585
Sirius XM Radio, Inc. (a)(b)	10,105	22,130
The Interpublic Group of Cos., Inc. (a)	1,424	17,800
The McGraw-Hill Cos., Inc.	865	36,252
The Walt Disney Co.	5,036	196,606
The Washington Post Co. (Class B)	18	7,541
Time Warner Cable, Inc.	956	74,606
Time Warner, Inc.	3,128	113,765
Viacom, Inc. (Class B)	1,571	80,121
Virgin Media, Inc. (a)	873	26,129

		1,259,932

METALS & MINING — 1.2%
Alcoa, Inc. (a)	2,959	46,930
Allegheny Technologies, Inc. (a)	276	17,518
Cliffs Natural Resources, Inc. (a)	388	35,871
Freeport-McMoRan Copper & Gold, Inc.	2,682	141,878
Molycorp, Inc. (a)(b)	161	9,831
Newmont Mining Corp.	1,388	74,910
Nucor Corp. (a)	844	34,790
Reliance Steel & Aluminum Co.	185	9,185
Southern Copper Corp.	662	21,760
Steel Dynamics, Inc. (a)	518	8,417
Titanium Metals Corp. (a)	160	2,931
United States Steel Corp. (a)	413	19,014
Walter Energy, Inc. (a)	177	20,497

		443,532

MULTI-UTILITIES — 1.3%
Alliant Energy Corp.	326	13,255
Ameren Corp.	578	16,669
CenterPoint Energy, Inc.	1,015	19,640
CMS Energy Corp.	629	12,385
Consolidated Edison, Inc. (a)	786	41,847
Dominion Resources, Inc.	1,689	81,528
DTE Energy Co. (a)	479	23,960
Integrys Energy Group, Inc. (a)	227	11,768
MDU Resources Group, Inc. (a)	488	10,980
NiSource, Inc. (a)	792	16,038
NSTAR	311	14,300
OGE Energy Corp.	275	13,838
PG&E Corp.	1,050	44,131
Public Service Enterprise Group, Inc.	1,489	48,601
SCANA Corp.	322	12,677
Sempra Energy	661	34,954
TECO Energy, Inc.	583	11,013
Wisconsin Energy Corp.	693	21,726
Xcel Energy, Inc.	1,304	31,687

		480,997

MULTILINE RETAIL — 0.7%
Dollar General Corp. (a)(b)	281	9,523
Dollar Tree, Inc. (b)	304	20,252
Family Dollar Stores, Inc.	294	15,453
J.C. Penney Co., Inc. (a)	457	15,785
Kohl’s Corp.	749	37,457
Macy’s, Inc.	1,225	35,819
Nordstrom, Inc. (a)	500	23,470
Sears Holdings Corp. (a)(b)	122	8,716
Target Corp.	1,815	85,142

		251,617

OFFICE ELECTRONICS — 0.1%
Xerox Corp. (a)	3,856	40,141

OIL, GAS & CONSUMABLE FUELS — 9.9%
Alpha Natural Resources, Inc. (b)	598	27,173
Anadarko Petroleum Corp.	1,395	107,080
Apache Corp.	1,088	134,248
Arch Coal, Inc.	599	15,969
Brigham Exploration Co. (a)(b)	316	9,458
Cabot Oil & Gas Corp. (a)	314	20,821
Chesapeake Energy Corp. (a)	1,918	56,945
Chevron Corp.	5,695	585,674
Cimarex Energy Co.	235	21,131
Cobalt International Energy, Inc. (a)(b)	268	3,653
Concho Resources, Inc. (a)(b)	290	26,637
ConocoPhillips	3,736	280,910
CONSOL Energy, Inc.	599	29,040
Continental Resources, Inc. (b)	164	10,645
Denbury Resources, Inc. (a)(b)	1,114	22,280
Devon Energy Corp.	1,129	88,977
El Paso Corp.	2,076	41,935
Energen Corp.	180	10,170
EOG Resources, Inc. (a)	763	79,772
EQT Corp. (a)	367	19,275
EXCO Resources, Inc. (a)	504	8,896
Exxon Mobil Corp.	13,994	1,138,832
Forest Oil Corp. (b)	326	8,707
Hess Corp.	860	64,294
Kinder Morgan, Inc. (a)(b)	254	7,297
Marathon Oil Corp.	1,977	104,148
Murphy Oil Corp.	552	36,244

See accompanying notes to financial statements.

17

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Newfield Exploration Co. (b)	377	$25,644
Noble Energy, Inc.	497	44,546
Occidental Petroleum Corp.	2,307	240,020
Peabody Energy Corp.	795	46,833
Petrohawk Energy Corp. (b)	866	21,364
Pioneer Natural Resources Co. (a)	332	29,737
Plains Exploration & Production Co. (b)	368	14,028
QEP Resources, Inc. (a)	508	21,250
Quicksilver Resources, Inc. (a)(b)	322	4,753
Range Resources Corp. (a)	450	24,975
SandRidge Energy, Inc. (a)(b)	1,033	11,012
SM Energy Co. (a)	155	11,389
Southern Union Co. (a)	305	12,246
Southwestern Energy Co. (b)	1,002	42,966
Spectra Energy Corp.	1,921	52,655
Sunoco, Inc. (a)	349	14,557
The Williams Cos., Inc.	1,695	51,274
Ultra Petroleum Corp. (a)(b)	442	20,244
Valero Energy Corp.	1,544	39,480
Whiting Petroleum Corp. (b)	284	16,162

		3,705,346

PAPER & FOREST PRODUCTS — 0.2%
International Paper Co. (a)	1,116	33,279
MeadWestvaco Corp.	488	16,255
Weyerhaeuser Co. (a)	1,508	32,965

		82,499

PERSONAL PRODUCTS — 0.2%
Avon Products, Inc. (a)	1,258	35,224
Herbalife, Ltd. (a)	344	19,828
The Estee Lauder Cos., Inc. (Class A)	346	36,396

		91,448

PHARMACEUTICALS — 5.4%
Abbott Laboratories	4,397	231,370
Allergan, Inc. (a)	910	75,758
Bristol-Myers Squibb Co.	4,890	141,614
Eli Lilly & Co.	2,848	106,886
Endo Pharmaceuticals Holdings, Inc. (a)(b)	301	12,091
Forest Laboratories, Inc. (a)(b)	820	32,259
Hospira, Inc. (a)(b)	462	26,177
Johnson & Johnson	7,764	516,461
Merck & Co., Inc.	8,754	308,929
Mylan, Inc. (a)(b)	1,222	30,147
Perrigo Co. (a)	251	22,055
Pfizer, Inc.	22,902	471,781
Warner Chilcott PLC (a)	300	7,239
Watson Pharmaceuticals, Inc. (b)	388	26,667

		2,009,434

PROFESSIONAL SERVICES — 0.2%
Dun & Bradstreet Corp. (a)	158	11,935
Equifax, Inc.	380	13,194
IHS, Inc. (Class A) (b)	138	11,512
Manpower, Inc.	224	12,018
Nielsen Holdings NV (b)	168	5,235
Robert Half International, Inc. (a)	503	13,596
Towers Watson & Co. (Class A)	116	7,622
Verisk Analytics, Inc. (Class A) (b)	339	11,736

		86,848

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Alexandria Real Estate Equities, Inc.	161	12,465
Annaly Capital Management, Inc. (a)	2,131	38,443
AvalonBay Communities, Inc.	228	29,275
Boston Properties, Inc. (a)	423	44,906
Chimera Investment Corp. (a)	2,883	9,975
Digital Realty Trust, Inc. (a)	290	17,916
Equity Residential	793	47,580
Federal Realty Investment Trust	165	14,055
General Growth Properties, Inc. (a)	1,148	19,160
HCP, Inc.	1,153	42,304
Health Care REIT, Inc.	474	24,852
Host Hotels & Resorts, Inc. (a)	1,817	30,798
Kimco Realty Corp. (a)	1,195	22,275
Liberty Property Trust (a)	266	8,666
Nationwide Health Properties, Inc. (a)	278	11,512
Piedmont Office Realty Trust, Inc. (Class A) (a)	509	10,379
Plum Creek Timber Co., Inc. (a)	509	20,635
ProLogis (a)	1,182	42,363
Public Storage	369	42,070
Rayonier, Inc. (a)	227	14,834
Realty Income Corp. (a)	296	9,913
Regency Centers Corp. (a)	279	12,268
Simon Property Group, Inc. (a)	836	97,168
SL Green Realty Corp.	230	19,060
The Macerich Co. (a)	389	20,811
UDR, Inc. (a)	414	10,164
Ventas, Inc. (a)	496	26,144
Vornado Realty Trust	519	48,360

		748,351

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Brookfield Office Properties, Inc.	819	15,790
CB Richard Ellis Group, Inc. (Class A) (b)	719	18,054
Jones Lang LaSalle, Inc. (a)	120	11,316

		45,160

ROAD & RAIL — 0.9%
CSX Corp.	3,054	80,076
Hertz Global Holdings, Inc. (a)(b)	711	11,291
J.B. Hunt Transport Services, Inc. (a)	248	11,678
Kansas City Southern (b)	257	15,248
Norfolk Southern Corp.	981	73,506
Union Pacific Corp.	1,376	143,654

		335,453

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.5%
Advanced Micro Devices, Inc. (a)(b)	1,604	11,212
Altera Corp.	866	40,139
Analog Devices, Inc.	855	33,465
Applied Materials, Inc.	3,738	48,631
Atmel Corp. (a)(b)	1,273	17,911
Broadcom Corp. (Class A)	1,309	44,035
Cree, Inc. (a)(b)	309	10,379
First Solar, Inc. (a)(b)	159	21,031

See accompanying notes to financial statements.

18

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Intel Corp.	15,495	$343,369
KLA-Tencor Corp. (a)	510	20,645
Lam Research Corp. (a)(b)	377	16,694
Linear Technology Corp.	600	19,812
LSI Corp. (b)	1,891	13,464
Marvell Technology Group, Ltd. (b)	1,378	20,346
Maxim Integrated Products, Inc.	860	21,982
MEMC Electronic Materials, Inc. (a)(b)	663	5,655
Microchip Technology, Inc. (a)	534	20,244
Micron Technology, Inc. (a)(b)	2,624	19,628
National Semiconductor Corp.	662	16,292
NVIDIA Corp. (b)	1,533	24,428
ON Semiconductor Corp. (b)	1,160	12,145
Skyworks Solutions, Inc. (b)	568	13,053
Texas Instruments, Inc.	3,274	107,485
Xilinx, Inc. (a)	719	26,222

		928,267

SOFTWARE — 3.7%
Activision Blizzard, Inc.	1,203	14,051
Adobe Systems, Inc. (b)	1,442	45,351
Ansys, Inc. (b)	267	14,597
Autodesk, Inc. (b)	665	25,669
BMC Software, Inc. (b)	543	29,702
CA, Inc. (a)	1,200	27,408
Citrix Systems, Inc. (b)	527	42,160
Electronic Arts, Inc. (a)(b)	926	21,854
Factset Research Systems, Inc. (a)	131	13,404
Informatica Corp. (a)(b)	234	13,673
Intuit, Inc. (b)	781	40,503
Microsoft Corp.	21,111	548,886
Nuance Communications, Inc. (a)(b)	621	13,333
Oracle Corp.	10,846	356,942
Red Hat, Inc. (b)	555	25,474
Rovi Corp. (a)(b)	320	18,355
Salesforce.com, Inc. (a)(b)	336	50,057
Symantec Corp. (b)	2,263	44,626
Synopsys, Inc. (b)	409	10,515
TIBCO Software, Inc. (b)	483	14,017
VMware, Inc. (Class A) (a)(b)	179	17,941

		1,388,518

SPECIALTY RETAIL — 1.9%
Abercrombie & Fitch Co. (Class A) (a)	250	16,730
Advance Auto Parts, Inc. (a)	280	16,377
American Eagle Outfitters, Inc. (a)	519	6,617
AutoNation, Inc. (a)(b)	206	7,542
AutoZone, Inc. (b)	75	22,114
Bed Bath & Beyond, Inc. (b)	772	45,062
Best Buy Co., Inc. (a)	982	30,845
CarMax, Inc. (a)(b)	567	18,751
Dick’s Sporting Goods, Inc. (a)(b)	237	9,113
GameStop Corp. (Class A) (a)(b)	433	11,548
Guess?, Inc. (a)	183	7,697
Limited Brands, Inc. (a)	701	26,953
Lowe’s Cos., Inc.	3,699	86,224
O’Reilly Automotive, Inc. (b)	392	25,680
PetSmart, Inc.	385	17,467
Ross Stores, Inc.	345	27,641
Staples, Inc. (a)	2,060	32,548
The Gap, Inc. (a)	1,033	18,697
The Home Depot, Inc.	4,540	164,439
The TJX Cos., Inc.	1,142	59,989
Tiffany & Co. (a)	363	28,503
Urban Outfitters, Inc. (a)(b)	323	9,092

		689,629

TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Coach, Inc.	854	54,596
Fossil, Inc. (a)(b)	128	15,068
NIKE, Inc. (Class B)	873	78,553
Phillips-Van Heusen Corp.	169	11,064
Polo Ralph Lauren Corp. (a)	166	22,013
V.F. Corp.	253	27,466

		208,760

THRIFTS & MORTGAGE FINANCE — 0.1%
Hudson City Bancorp, Inc. (a)	1,435	11,753
New York Community Bancorp, Inc. (a)	1,187	17,793
People’s United Financial, Inc. (a)	1,037	13,937
TFS Financial Corp. (a)(b)	277	2,681

		46,164

TOBACCO — 1.5%
Altria Group, Inc.	5,994	158,302
Lorillard, Inc. (a)	407	44,310
Philip Morris International, Inc.	5,052	337,322
Reynolds American, Inc.	984	36,457

		576,391

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co.	830	29,872
MSC Industrial Direct Co., Inc. (Class A)	127	8,421
W.W. Grainger, Inc. (a)	165	25,352

		63,645

WATER UTILITIES — 0.1%
American Water Works Co., Inc.	482	14,195
Aqua America, Inc. (a)	390	8,572

		22,767

WIRELESS TELECOMMUNICATION SERVICES — 0.5%
American Tower Corp. (Class A) (b)	1,151	60,232
Clearwire Corp. (Class A) (a)(b)	320	1,210
Crown Castle International Corp. (a)(b)	705	28,757
MetroPCS Communications, Inc. (b)	714	12,288
NII Holdings, Inc. (b)	483	20,469
SBA Communications Corp. (Class A) (a)(b)	340	12,985
Sprint Nextel Corp. (b)	8,211	44,257
Telephone & Data Systems, Inc. (a)	310	9,635
US Cellular Corp. (a)(b)	48	2,324

		192,157

TOTAL COMMON STOCKS —
(Cost $29,656,017)		37,158,673

SHORT TERM INVESTMENTS — 10.0%
MONEY MARKET FUNDS — 10.0%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	3,694,022	3,694,022

See accompanying notes to financial statements.

19

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.15% (e)(f)	38,518	$38,518

TOTAL SHORT TERM INVESTMENTS —
(Cost $3,732,540)		3,732,540

TOTAL INVESTMENTS — 109.8% (g)
(Cost $33,388,557)		40,891,213
OTHER ASSETS & LIABILITIES — (9.8)%		(3,638,393)

NET ASSETS — 100.0%		$37,252,820

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Affiliated issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

20

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 3.1%
General Dynamics Corp.	6,594	$491,385
Goodrich Corp.	3,900	372,450
Honeywell International, Inc.	15,565	927,518
ITT Corp.	3,005	177,085
Precision Castparts Corp.	4,450	732,693
Raytheon Co.	5,451	271,732
Rockwell Collins, Inc. (a)	4,813	296,914
The Boeing Co.	13,652	1,009,292
United Technologies Corp.	18,630	1,648,941

		5,928,010

AIR FREIGHT & LOGISTICS — 0.9%
C.H. Robinson Worldwide, Inc. (a)	5,070	399,719
Expeditors International of Washington, Inc.	3,647	186,690
United Parcel Service, Inc. (Class B)	15,950	1,163,233

		1,749,642

AIRLINES — 0.1%
Southwest Airlines Co. (a)	11,809	134,859

AUTOMOBILES — 0.6%
Ford Motor Co. (a)(b)	69,324	955,978
Harley-Davidson, Inc. (a)	3,247	133,030

		1,089,008

BEVERAGES — 4.7%
Brown-Forman Corp. (Class B) (a)	3,294	246,029
Coca-Cola Enterprises, Inc.	10,526	307,148
Dr. Pepper Snapple Group, Inc.	7,076	296,697
PepsiCo, Inc.	49,228	3,467,128
The Coca-Cola Co.	71,352	4,801,276

		9,118,278

BIOTECHNOLOGY — 1.9%
Amgen, Inc. (b)	15,831	923,739
Biogen Idec, Inc. (b)	7,413	792,598
Celgene Corp. (b)	14,347	865,411
Cephalon, Inc. (b)	913	72,949
Gilead Sciences, Inc. (b)	24,716	1,023,489

		3,678,186

CAPITAL MARKETS — 1.2%
Ameriprise Financial, Inc.	7,746	446,789
BlackRock, Inc.	2,198	421,598
Federated Investors, Inc. (Class B) (a)	1,813	43,222
Franklin Resources, Inc. (a)	2,938	385,730
Invesco, Ltd.	6,782	158,699
Janus Capital Group, Inc. (a)	2,768	26,130
Northern Trust Corp.	2,584	118,761
T. Rowe Price Group, Inc.	8,077	487,366
The Charles Schwab Corp.	13,880	228,326

		2,316,621

CHEMICALS — 2.6%
Air Products & Chemicals, Inc.	3,629	346,860
Airgas, Inc. (a)	1,565	109,613
CF Industries Holdings, Inc.	2,231	316,066
E. I. du Pont de Nemours and Co.	16,899	913,391
Eastman Chemical Co.	1,146	116,972
Ecolab, Inc. (a)	7,212	406,613
FMC Corp. (a)	2,177	187,265
International Flavors & Fragrances, Inc.	2,483	159,508
Monsanto Co.	9,156	664,176
PPG Industries, Inc.	3,062	277,999
Praxair, Inc.	9,525	1,032,415
Sigma-Aldrich Corp. (a)	3,746	274,881
The Sherwin-Williams Co. (a)	1,386	116,244

		4,922,003

COMMERCIAL BANKS — 1.2%
Huntington Bancshares, Inc.	8,310	54,513
Keycorp	5,709	47,556
Wells Fargo & Co.	80,611	2,261,945

		2,364,014

COMMERCIAL SERVICES & SUPPLIES — 0.4%
Avery Dennison Corp. (a)	1,240	47,901
Iron Mountain, Inc.	3,324	113,315
Republic Services, Inc.	5,260	162,271
Stericycle, Inc. (a)(b)	2,624	233,851
Waste Management, Inc. (a)	5,730	213,557

		770,895

COMMUNICATIONS EQUIPMENT — 2.9%
Cisco Systems, Inc.	98,177	1,532,543
F5 Networks, Inc. (b)	2,527	278,602
Harris Corp. (a)	2,241	100,979
JDS Uniphase Corp. (b)	6,867	114,404
Juniper Networks, Inc. (b)	16,675	525,263
QUALCOMM, Inc.	51,934	2,949,332

		5,501,123

COMPUTERS & PERIPHERALS — 7.2%
Apple, Inc. (b)	28,718	9,639,771
EMC Corp. (b)	64,283	1,770,997
Hewlett-Packard Co.	34,795	1,266,538
NetApp, Inc. (b)	11,482	606,020
SanDisk Corp. (b)	7,384	306,436
Western Digital Corp. (b)	7,179	261,172

		13,850,934

CONSTRUCTION & ENGINEERING — 0.1%
Fluor Corp.	3,121	201,804

CONSUMER FINANCE — 0.5%
American Express Co.	17,860	923,362

CONTAINERS & PACKAGING — 0.1%
Ball Corp.	5,556	213,684

DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc. (b)	3,982	173,934
DeVry, Inc.	1,906	112,702

		286,636

DIVERSIFIED FINANCIAL SERVICES — 0.3%
IntercontinentalExchange, Inc. (b)	2,297	286,459
Leucadia National Corp.	3,712	126,579
Moody’s Corp. (a)	3,433	131,656

		544,694

See accompanying notes to financial statements.

21

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.3%
AT&T, Inc.	77,064	$2,420,580
CenturyLink, Inc.	9,296	375,837
Frontier Communications Corp. (a)	14,516	117,144
Verizon Communications, Inc.	35,147	1,308,523
Windstream Corp. (a)	8,953	116,031

		4,338,115

ELECTRIC UTILITIES — 0.2%
Southern Co.	10,117	408,524

ELECTRICAL EQUIPMENT — 0.7%
Emerson Electric Co.	12,862	723,488
Rockwell Automation, Inc.	4,390	380,876
Roper Industries, Inc.	2,946	245,402

		1,349,766

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.8%
Agilent Technologies, Inc. (a)(b)	10,718	547,797
Amphenol Corp. (Class A) (a)	5,419	292,572
Corning, Inc.	30,593	555,263
FLIR Systems, Inc.	4,839	163,123
Molex, Inc. (a)	1,625	41,876

		1,600,631

ENERGY EQUIPMENT & SERVICES — 3.7%
Baker Hughes, Inc.	5,908	428,684
Cameron International Corp. (b)	7,650	384,718
Diamond Offshore Drilling, Inc. (a)	2,199	154,832
FMC Technologies, Inc. (a)(b)	7,333	328,445
Halliburton Co.	14,689	749,139
Helmerich & Payne, Inc.	1,829	120,933
National Oilwell Varco, Inc.	13,055	1,021,032
Noble Corp.	6,021	237,288
Schlumberger, Ltd.	42,180	3,644,352

		7,069,423

FOOD & STAPLES RETAILING — 0.2%
Whole Foods Market, Inc.	4,577	290,411

FOOD PRODUCTS — 1.6%
Campbell Soup Co. (a)	3,159	109,143
General Mills, Inc.	12,512	465,697
H.J. Heinz Co. (a)	6,400	340,992
Hormel Foods Corp.	2,677	79,801
Kellogg Co.	4,778	264,319
Kraft Foods, Inc. (Class A) (a)	26,067	918,340
McCormick & Co., Inc. (a)	2,483	123,082
Mead Johnson Nutrition Co.	6,312	426,376
Sara Lee Corp.	9,647	183,197
The Hershey Co.	2,868	163,046

		3,073,993

HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
Baxter International, Inc.	11,343	677,064
Becton, Dickinson and Co.	4,350	374,839
C.R. Bard, Inc.	2,629	288,822
DENTSPLY International, Inc. (a)	2,694	102,587
Edwards Lifesciences Corp. (a)(b)	3,532	307,920
Intuitive Surgical, Inc. (b)	1,244	462,905
Medtronic, Inc.	21,506	828,626
St. Jude Medical, Inc.	10,119	482,474
Stryker Corp. (a)	10,339	606,796
Varian Medical Systems, Inc. (a)(b)	3,640	254,873
Zimmer Holdings, Inc. (b)	3,895	246,164

		4,633,070

HEALTH CARE PROVIDERS & SERVICES — 1.6%
AmerisourceBergen Corp.	4,417	182,864
CIGNA Corp.	8,404	432,218
DaVita, Inc. (b)	2,963	256,625
Express Scripts, Inc. (Class A) (a)(b)	16,343	882,195
Laboratory Corp. of America Holdings (b)	3,145	304,404
Medco Health Solutions, Inc. (b)	12,540	708,761
Patterson Cos., Inc.	3,138	103,209
Quest Diagnostics, Inc.	2,452	144,913
Tenet Healthcare Corp. (b)	15,083	94,118

		3,109,307

HEALTH CARE TECHNOLOGY — 0.1%
Cerner Corp. (b)	4,448	271,817

HOTELS, RESTAURANTS & LEISURE — 3.3%
Carnival Corp.	6,779	255,094
Chipotle Mexican Grill, Inc. (a)(b)	955	294,321
Darden Restaurants, Inc.	4,266	212,276
International Game Technology	3,998	70,285
Marriott International, Inc. (Class A) (a)	8,977	318,594
McDonald’s Corp.	32,282	2,722,018
Starbucks Corp.	23,303	920,235
Starwood Hotels & Resorts Worldwide, Inc.	5,943	333,046
Wyndham Worldwide Corp. (a)	5,418	182,316
Wynn Resorts, Ltd.	2,354	337,893
Yum! Brands, Inc.	14,582	805,510

		6,451,588

HOUSEHOLD DURABLES — 0.1%
Harman International Industries, Inc. (a)	1,273	58,011
Lennar Corp. (Class A) (a)	2,483	45,066

		103,077

HOUSEHOLD PRODUCTS — 2.4%
Colgate-Palmolive Co.	15,164	1,325,485
Kimberly-Clark Corp.	7,449	495,806
The Clorox Co. (a)	2,680	180,739
The Procter & Gamble Co.	41,741	2,653,475

		4,655,505

INDUSTRIAL CONGLOMERATES — 0.8%
3M Co.	12,230	1,160,016
Tyco International, Ltd.	6,879	340,029

		1,500,045

INSURANCE — 0.2%
Aflac, Inc.	8,883	414,658

INTERNET & CATALOG RETAIL — 1.9%
Amazon.com, Inc. (b)	11,097	2,269,225
Expedia, Inc. (a)	6,243	180,985
Netflix, Inc. (b)	1,355	355,945

See accompanying notes to financial statements.

22

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Priceline.com, Inc. (a)(b)	1,540	$788,372

		3,594,527

INTERNET SOFTWARE & SERVICES — 3.0%
Akamai Technologies, Inc. (b)	5,775	181,739
eBay, Inc. (b)	35,607	1,149,038
Google, Inc. (Class A) (b)	7,816	3,957,866
Monster Worldwide, Inc. (a)(b)	2,101	30,801
VeriSign, Inc. (a)	2,965	99,209
Yahoo!, Inc. (a)(b)	19,073	286,858

		5,705,511

IT SERVICES — 5.7%
Automatic Data Processing, Inc.	9,783	515,368
Cognizant Technology Solutions Corp. (Class A) (b)	9,399	689,323
Fiserv, Inc. (b)	2,622	164,216
International Business Machines Corp.	37,630	6,455,426
Mastercard, Inc. (Class A)	2,976	896,788
Paychex, Inc. (a)	5,733	176,118
SAIC, Inc. (b)	4,230	71,149
Teradata Corp. (a)(b)	5,081	305,876
The Western Union Co.	19,982	400,239
Total System Services, Inc. (a)	1,838	34,150
Visa, Inc. (Class A)	14,927	1,257,749

		10,966,402

LEISURE EQUIPMENT & PRODUCTS — 0.2%
Hasbro, Inc. (a)	4,202	184,594
Mattel, Inc.	7,079	194,602

		379,196

LIFE SCIENCES TOOLS & SERVICES — 0.6%
Life Technologies Corp. (b)	5,561	289,561
PerkinElmer, Inc.	2,043	54,977
Thermo Fisher Scientific, Inc. (b)	7,152	460,517
Waters Corp. (b)	2,856	273,434

		1,078,489

MACHINERY — 3.2%
Caterpillar, Inc.	10,851	1,155,198
Cummins, Inc.	6,116	632,945
Danaher Corp.	10,309	546,274
Deere & Co.	13,150	1,084,218
Dover Corp.	3,144	213,163
Eaton Corp.	4,960	255,192
Flowserve Corp. (a)	1,697	186,483
Illinois Tool Works, Inc. (a)	8,111	458,190
Ingersoll-Rand PLC (a)	10,217	463,954
Joy Global, Inc.	3,247	309,244
PACCAR, Inc.	4,880	249,319
Pall Corp.	3,466	194,893
Parker Hannifin Corp.	2,959	265,541
Snap-On, Inc. (a)	861	53,795
Stanley Black & Decker, Inc. (a)	2,577	185,673

		6,254,082

MEDIA — 4.3%
Cablevision Systems Corp. (Class A) (a)	7,192	260,422
Comcast Corp. (Class A)	86,061	2,180,786
DIRECTV (Class A) (b)	23,928	1,216,021
Discovery Communications, Inc. (Series A) (a)(b)	8,854	362,660
News Corp. (Class A)	41,162	728,567
Omnicom Group, Inc.	5,445	262,231
Scripps Networks Interactive, Inc. (Class A)	2,801	136,913
The Interpublic Group of Cos., Inc.	14,687	183,588
The McGraw-Hill Cos., Inc.	5,445	228,200
The Walt Disney Co.	31,809	1,241,823
Time Warner Cable, Inc.	6,778	528,955
Viacom, Inc. (Class B)	18,176	926,976

		8,257,142

METALS & MINING — 1.5%
Allegheny Technologies, Inc.	1,181	74,958
Cliffs Natural Resources, Inc.	4,515	417,412
Freeport-McMoRan Copper & Gold, Inc.	29,294	1,549,653
Newmont Mining Corp.	15,326	827,144
Titanium Metals Corp. (a)	1,223	22,405
United States Steel Corp. (a)	1,020	46,961

		2,938,533

MULTI-UTILITIES — 0.2%
Dominion Resources, Inc.	7,737	373,465
Wisconsin Energy Corp.	3,244	101,699

		475,164

MULTILINE RETAIL — 0.8%
Big Lots, Inc. (b)	1,337	44,321
Family Dollar Stores, Inc.	3,894	204,669
Kohl’s Corp. (a)	5,418	270,954
Macy’s, Inc.	8,113	237,224
Nordstrom, Inc. (a)	5,138	241,178
Target Corp.	12,192	571,927

		1,570,273

OIL, GAS & CONSUMABLE FUELS — 3.7%
Alpha Natural Resources, Inc. (b)	4,774	216,931
Anadarko Petroleum Corp.	5,512	423,101
Apache Corp.	5,824	718,623
Cabot Oil & Gas Corp.	1,375	91,176
Chesapeake Energy Corp. (a)	7,670	227,722
CONSOL Energy, Inc.	7,070	342,754
Denbury Resources, Inc. (a)(b)	12,517	250,340
Devon Energy Corp.	4,972	391,843
El Paso Corp.	13,849	279,750
EOG Resources, Inc.	3,861	403,668
EQT Corp. (a)	2,125	111,605
Murphy Oil Corp.	2,969	194,944
Newfield Exploration Co. (b)	4,197	285,480
Noble Energy, Inc.	2,493	223,448
Occidental Petroleum Corp.	12,574	1,308,199
Peabody Energy Corp.	8,363	492,664
Pioneer Natural Resources Co. (a)	3,597	322,183
Range Resources Corp. (a)	2,387	132,478
Southwestern Energy Co. (b)	10,769	461,775
Spectra Energy Corp.	10,026	274,813

		7,153,497

See accompanying notes to financial statements.

23

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

PERSONAL PRODUCTS — 0.4%
Avon Products, Inc. (a)	13,370	$374,360
The Estee Lauder Cos., Inc. (Class A)	3,669	385,942

		760,302

PHARMACEUTICALS — 6.3%
Abbott Laboratories	48,329	2,543,072
Allergan, Inc.	9,545	794,621
Bristol-Myers Squibb Co.	28,753	832,687
Eli Lilly & Co. (a)	31,512	1,182,645
Forest Laboratories, Inc. (a)(b)	5,824	229,116
Hospira, Inc. (a)(b)	5,214	295,425
Johnson & Johnson	51,194	3,405,425
Merck & Co., Inc.	62,166	2,193,838
Mylan, Inc. (b)	13,631	336,277
Watson Pharmaceuticals, Inc. (b)	3,872	266,123

		12,079,229

PROFESSIONAL SERVICES — 0.1%
Dun & Bradstreet Corp.	1,493	112,781
Equifax, Inc.	2,258	78,398
Robert Half International, Inc. (a)	1,943	52,519

		243,698

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Apartment Investment & Management Co. (Class A)	2,007	51,239
AvalonBay Communities, Inc. (a)	2,651	340,388
Boston Properties, Inc. (a)	2,103	223,254
Equity Residential	9,168	550,080
HCP, Inc.	6,967	255,619
Health Care REIT, Inc.	2,289	120,012
Host Hotels & Resorts, Inc. (a)	9,059	153,550
Kimco Realty Corp. (a)	3,917	73,013
Plum Creek Timber Co., Inc.	2,292	92,918
ProLogis	4,490	160,922
Public Storage	2,569	292,892
Simon Property Group, Inc. (a)	9,213	1,070,827
Ventas, Inc. (a)	5,052	266,291
Vornado Realty Trust	2,289	213,289

		3,864,294

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CB Richard Ellis Group, Inc. (Class A) (b)	8,905	223,605

ROAD & RAIL — 1.0%
CSX Corp.	20,793	545,192
Norfolk Southern Corp.	4,587	343,704
Union Pacific Corp.	9,360	977,184

		1,866,080

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.4%
Advanced Micro Devices, Inc. (a)(b)	17,057	119,228
Altera Corp. (a)	9,908	459,236
Analog Devices, Inc.	9,262	362,515
Applied Materials, Inc.	16,147	210,072
Broadcom Corp. (Class A)	14,796	497,737
First Solar, Inc. (a)(b)	1,689	223,404
Intel Corp.	95,703	2,120,779
KLA-Tencor Corp. (a)	2,483	100,512
Linear Technology Corp.	6,967	230,050
LSI Corp. (b)	8,238	58,655
Microchip Technology, Inc. (a)	5,821	220,674
Micron Technology, Inc. (b)	26,567	198,721
National Semiconductor Corp.	3,626	89,236
Novellus Systems, Inc. (a)(b)	1,337	48,319
NVIDIA Corp. (b)	10,300	164,131
Teradyne, Inc. (a)(b)	3,244	48,011
Texas Instruments, Inc.	36,502	1,198,361
Xilinx, Inc. (a)	8,096	295,261

		6,644,902

SOFTWARE — 6.9%
Adobe Systems, Inc. (b)	8,170	256,947
Autodesk, Inc. (b)	6,973	269,158
BMC Software, Inc. (b)	5,501	300,905
CA, Inc.	8,006	182,857
Citrix Systems, Inc. (b)	5,870	469,600
Compuware Corp. (a)(b)	4,393	42,876
Electronic Arts, Inc. (b)	4,325	102,070
Intuit, Inc. (b)	8,425	436,920
Microsoft Corp.	230,871	6,002,646
Oracle Corp.	120,925	3,979,642
Red Hat, Inc. (b)	5,866	269,249
Salesforce.com, Inc. (a)(b)	3,735	556,440
Symantec Corp. (b)	23,909	471,485

		13,340,795

SPECIALTY RETAIL — 1.8%
Abercrombie & Fitch Co. (Class A) (a)	1,625	108,745
AutoZone, Inc. (b)	755	222,612
Bed Bath & Beyond, Inc. (b)	7,912	461,823
Best Buy Co., Inc. (a)	5,897	185,225
CarMax, Inc. (a)(b)	6,984	230,961
Limited Brands, Inc. (a)	7,831	301,102
O’Reilly Automotive, Inc. (a)(b)	4,375	286,606
Ross Stores, Inc.	3,720	298,046
Staples, Inc. (a)	11,257	177,861
The Gap, Inc. (a)	6,779	122,700
The TJX Cos., Inc.	12,034	632,146
Tiffany & Co. (a)	4,001	314,159
Urban Outfitters, Inc. (a)(b)	4,014	112,994

		3,454,980

TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Coach, Inc.	9,257	591,800
NIKE, Inc. (Class B)	11,874	1,068,423
Polo Ralph Lauren Corp. (a)	1,982	262,833
V.F. Corp.	1,525	165,554

		2,088,610

THRIFTS & MORTGAGE FINANCE — 0.0% (c)
Hudson City Bancorp, Inc. (a)	9,003	73,735

TOBACCO — 2.5%
Altria Group, Inc.	22,729	600,273
Lorillard, Inc.	2,104	229,063
Philip Morris International, Inc.	55,299	3,692,314
Reynolds American, Inc.	5,348	198,143

		4,719,793

See accompanying notes to financial statements.

24

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

TRADING COMPANIES & DISTRIBUTORS — 0.3%
Fastenal Co.	9,104	$327,653
W.W. Grainger, Inc. (a)	1,862	286,096

		613,749

WIRELESS TELECOMMUNICATION SERVICES — 0.4%
American Tower Corp. (Class A) (b)	12,384	648,055
MetroPCS Communications, Inc. (b)	8,112	139,607

		787,662

TOTAL COMMON STOCKS —
(Cost $163,397,110)		191,997,933

SHORT TERM INVESTMENTS — 6.3%
MONEY MARKET FUNDS — 6.3%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	11,843,174	11,843,174
State Street Institutional Liquid Reserves Fund 0.15% (e)(f)	373,817	373,817

TOTAL SHORT TERM INVESTMENTS —
(Cost $12,216,991)		12,216,991

TOTAL INVESTMENTS — 106.0% (g)
(Cost $175,614,101)		204,214,924
OTHER ASSETS & LIABILITIES — (6.0)%		(11,629,285)

NET ASSETS — 100.0%		$192,585,639

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

25

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 2.6%
General Dynamics Corp.	4,893	$364,626
Honeywell International, Inc.	8,269	492,750
ITT Corp.	2,550	150,272
L-3 Communications Holdings, Inc. (a)	3,068	268,297
Lockheed Martin Corp.	8,361	676,990
Northrop Grumman Corp. (a)	8,642	599,323
Raytheon Co.	5,597	279,010
Textron, Inc. (a)	8,041	189,848
The Boeing Co.	8,651	639,568
United Technologies Corp.	9,524	842,969

		4,503,653

AIR FREIGHT & LOGISTICS — 1.2%
Expeditors International of Washington, Inc.	2,746	140,568
FedEx Corp.	9,218	874,327
United Parcel Service, Inc. (Class B)	13,994	1,020,582

		2,035,477

AIRLINES — 0.1%
Southwest Airlines Co. (a)	10,809	123,439

AUTO COMPONENTS — 0.5%
Johnson Controls, Inc.	19,810	825,285
The Goodyear Tire & Rubber Co. (a)(b)	7,160	120,073

		945,358

AUTOMOBILES — 0.4%
Ford Motor Co. (a)(b)	45,212	623,473
Harley-Davidson, Inc. (a)	3,873	158,677

		782,150

BEVERAGES — 0.2%
Constellation Brands, Inc. (Class A) (b)	5,204	108,347
Molson Coors Brewing Co. (Class B) (a)	4,675	209,160

		317,507

BIOTECHNOLOGY — 0.5%
Amgen, Inc. (b)	12,449	726,399
Cephalon, Inc. (b)	1,374	109,783

		836,182

BUILDING PRODUCTS — 0.1%
Masco Corp. (a)	9,512	114,429

CAPITAL MARKETS — 3.5%
BlackRock, Inc.	800	153,448
E*TRADE Financial Corp. (b)	7,185	99,153
Federated Investors, Inc. (Class B) (a)	949	22,624
Franklin Resources, Inc. (a)	1,570	206,125
Invesco, Ltd.	7,209	168,691
Janus Capital Group, Inc. (a)	2,845	26,857
Legg Mason, Inc. (a)	4,486	146,961
Morgan Stanley	45,213	1,040,351
Northern Trust Corp.	4,609	211,830
State Street Corp. (c)	14,810	667,783
The Bank of New York Mellon Corp.	36,503	935,207
The Charles Schwab Corp.	16,085	264,598
The Goldman Sachs Group, Inc.	15,197	2,022,569

		5,966,197

CHEMICALS — 1.8%
Air Products & Chemicals, Inc.	2,812	268,771
Airgas, Inc. (a)	785	54,982
E. I. du Pont de Nemours and Co.	11,022	595,739
Eastman Chemical Co.	1,034	105,540
Monsanto Co.	7,060	512,133
PPG Industries, Inc. (a)	1,951	177,131
The Dow Chemical Co.	34,115	1,228,140
The Sherwin-Williams Co. (a)	1,275	106,934

		3,049,370

COMMERCIAL BANKS — 4.2%
BB&T Corp. (a)	20,374	546,838
Comerica, Inc. (a)	5,194	179,557
Fifth Third Bancorp	26,994	344,174
First Horizon National Corp. (a)	7,630	72,790
Huntington Bancshares, Inc.	17,454	114,498
Keycorp	21,607	179,986
M&T Bank Corp.	3,513	308,968
Marshall & Ilsley Corp. (a)	15,555	123,973
PNC Financial Services Group, Inc.	15,520	925,147
Regions Financial Corp. (a)	36,990	229,338
SunTrust Banks, Inc.	15,611	402,764
U.S. Bancorp	56,492	1,441,111
Wells Fargo & Co.	78,826	2,211,858
Zions Bancorporation	5,197	124,780

		7,205,782

COMMERCIAL SERVICES & SUPPLIES — 0.6%
Avery Dennison Corp. (a)	1,960	75,715
Cintas Corp. (a)	3,199	105,663
Iron Mountain, Inc.	2,747	93,645
Pitney Bowes, Inc. (a)	5,549	127,571
R.R. Donnelley & Sons Co. (a)	5,601	109,836
Republic Services, Inc.	4,120	127,102
Waste Management, Inc. (a)	8,514	317,317

		956,849

COMMUNICATIONS EQUIPMENT — 1.1%
Cisco Systems, Inc.	69,122	1,078,994
Harris Corp. (a)	1,667	75,115
Motorola Mobility Holdings, Inc. (a)(b)	8,642	190,470
Motorola Solutions, Inc. (b)	9,877	454,737
Tellabs, Inc. (a)	10,887	50,189

		1,849,505

COMPUTERS & PERIPHERALS — 1.1%
Dell, Inc. (a)(b)	47,929	798,976
Hewlett-Packard Co.	27,897	1,015,451
Lexmark International, Inc. (Class A) (b)	2,355	68,907

		1,883,334

CONSTRUCTION & ENGINEERING — 0.2%
Fluor Corp.	2,256	145,873
Jacobs Engineering Group, Inc. (a)(b)	3,727	161,193

See accompanying notes to financial statements.

26

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Quanta Services, Inc. (a)(b)	6,375	$128,775

		435,841

CONSTRUCTION MATERIALS — 0.1%
Vulcan Materials Co. (a)	3,752	144,565

CONSUMER FINANCE — 1.2%
American Express Co.	13,868	716,976
Capital One Financial Corp.	13,459	695,426
Discover Financial Services	15,985	427,599
SLM Corp.	15,282	256,890

		2,096,891

CONTAINERS & PACKAGING — 0.2%
Bemis Co., Inc. (a)	2,745	92,726
Owens-Illinois, Inc. (a)(b)	4,419	114,055
Sealed Air Corp.	4,723	112,360

		319,141

DISTRIBUTORS — 0.1%
Genuine Parts Co. (a)	4,604	250,458

DIVERSIFIED CONSUMER SERVICES — 0.1%
H&R Block, Inc. (a)	8,271	132,667

DIVERSIFIED FINANCIAL SERVICES — 7.4%
Bank of America Corp.	296,820	3,253,147
Citigroup, Inc.	85,528	3,561,386
CME Group, Inc.	1,961	571,808
JPMorgan Chase & Co.	116,613	4,774,136
Leucadia National Corp.	2,354	80,272
Moody’s Corp. (a)	2,746	105,309
NYSE Euronext	7,676	263,057
The NASDAQ OMX Group, Inc. (b)	4,114	104,084

		12,713,199

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
AT&T, Inc.	100,869	3,168,295
CenturyLink, Inc.	8,731	352,995
Frontier Communications Corp. (a)	15,530	125,327
Verizon Communications, Inc.	49,865	1,856,474
Windstream Corp. (a)	5,653	73,263

		5,576,354

ELECTRIC UTILITIES — 3.5%
American Electric Power Co., Inc.	14,176	534,152
Duke Energy Corp. (a)	38,961	733,636
Edison International	9,620	372,775
Entergy Corp.	5,282	360,655
Exelon Corp.	19,492	835,037
FirstEnergy Corp.	12,320	543,928
NextEra Energy, Inc.	12,245	703,598
Northeast Utilities (a)	5,147	181,020
Pepco Holdings, Inc.	5,803	113,913
Pinnacle West Capital Corp.	3,221	143,592
PPL Corp.	16,521	459,779
Progress Energy, Inc.	8,629	414,278
Southern Co.	15,037	607,194

		6,003,557

ELECTRICAL EQUIPMENT — 0.3%
Emerson Electric Co.	10,004	562,725

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
Corning, Inc.	17,066	309,748
Jabil Circuit, Inc. (a)	5,787	116,897
Molex, Inc. (a)	2,240	57,725

		484,370

ENERGY EQUIPMENT & SERVICES — 1.0%
Baker Hughes, Inc.	7,060	512,274
Halliburton Co.	12,848	655,248
Helmerich & Payne, Inc. (a)	1,372	90,717
Nabors Industries, Ltd. (b)	8,435	207,838
Noble Corp.	1,764	69,519
Rowan Cos., Inc. (b)	3,727	144,645

		1,680,241

FOOD & STAPLES RETAILING — 4.6%
Costco Wholesale Corp.	12,750	1,035,810
CVS Caremark Corp.	40,014	1,503,726
Safeway, Inc. (a)	10,207	238,538
SUPERVALU, Inc. (a)	5,168	48,631
Sysco Corp. (a)	17,235	537,387
The Kroger Co.	17,631	437,249
Wal-Mart Stores, Inc.	55,967	2,974,086
Walgreen Co. (a)	26,765	1,136,442

		7,911,869

FOOD PRODUCTS — 2.0%
Archer-Daniels-Midland Co.	19,891	599,714
Campbell Soup Co. (a)	2,697	93,181
ConAgra Foods, Inc.	11,814	304,919
Dean Foods Co. (b)	5,395	66,197
General Mills, Inc.	6,923	257,674
H.J. Heinz Co. (a)	3,372	179,660
Hormel Foods Corp. (a)	1,662	49,544
Kellogg Co.	2,931	162,143
Kraft Foods, Inc. (Class A) (a)	26,728	941,627
McCormick & Co., Inc. (a)	1,483	73,512
Sara Lee Corp.	7,917	150,344
The Hershey Co.	1,910	108,584
The J.M. Smucker Co. (a)	3,468	265,094
Tyson Foods, Inc. (Class A)	8,740	169,731

		3,421,924

GAS UTILITIES — 0.2%
Nicor, Inc. (a)	1,374	75,213
ONEOK, Inc. (a)	3,138	232,243

		307,456

HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
Baxter International, Inc.	6,179	368,824
Becton, Dickinson and Co.	2,252	194,055
Boston Scientific Corp. (a)(b)	44,721	309,022
CareFusion Corp. (b)	6,571	178,534
Covidien PLC	14,700	782,481
DENTSPLY International, Inc.	1,668	63,517
Medtronic, Inc.	11,475	442,132
Zimmer Holdings, Inc. (b)	2,158	136,386

		2,474,951

HEALTH CARE PROVIDERS & SERVICES — 2.9%
Aetna, Inc.	11,069	488,032

See accompanying notes to financial statements.

27

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

AmerisourceBergen Corp.	4,022	$166,511
Cardinal Health, Inc.	10,259	465,964
Coventry Health Care, Inc. (b)	4,414	160,979
Humana, Inc. (a)	5,002	402,861
McKesson Corp.	7,454	623,527
Quest Diagnostics, Inc. (a)	2,059	121,687
UnitedHealth Group, Inc.	31,964	1,648,703
WellPoint, Inc.	10,872	856,387

		4,934,651

HOTELS, RESTAURANTS & LEISURE — 0.2%
Carnival Corp.	6,180	232,554
International Game Technology	5,002	87,935

		320,489

HOUSEHOLD DURABLES — 0.5%
D.R. Horton, Inc. (a)	7,298	84,073
Fortune Brands, Inc. (a)	4,484	285,945
Harman International Industries, Inc. (a)	883	40,238
Leggett & Platt, Inc.	3,996	97,422
Lennar Corp. (Class A) (a)	2,334	42,362
Newell Rubbermaid, Inc.	8,511	134,303
Pulte Group, Inc. (a)(b)	7,798	59,733
Whirlpool Corp. (a)	2,274	184,922

		928,998

HOUSEHOLD PRODUCTS — 1.8%
Kimberly-Clark Corp.	4,664	310,436
The Clorox Co. (a)	1,544	104,127
The Procter & Gamble Co.	42,537	2,704,077

		3,118,640

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.4%
Constellation Energy Group, Inc.	5,840	221,686
NRG Energy, Inc. (b)	7,257	178,377
The AES Corp. (b)	19,517	248,647

		648,710

INDUSTRIAL CONGLOMERATES — 4.1%
3M Co.	9,434	894,815
General Electric Co.	310,747	5,860,688
Tyco International, Ltd.	7,195	355,649

		7,111,152

INSURANCE — 7.5%
ACE, Ltd.	9,691	637,862
Aflac, Inc.	5,391	251,652
American International Group, Inc. (b)	12,726	373,126
AON Corp.	9,733	499,303
Assurant, Inc.	2,770	100,468
Berkshire Hathaway, Inc. (Class B) (b)	50,699	3,923,595
Chubb Corp.	8,531	534,126
Cincinnati Financial Corp. (a)	4,815	140,502
Genworth Financial, Inc. (Class A) (a)(b)	14,438	148,423
Hartford Financial Services Group, Inc. (a)	13,119	345,948
Lincoln National Corp.	9,334	265,926
Loews Corp.	9,331	392,742
Marsh & McLennan Cos., Inc.	15,996	498,915
MetLife, Inc.	30,983	1,359,224
Principal Financial Group, Inc. (a)	9,403	286,039
Prudential Financial, Inc.	14,283	908,256
The Allstate Corp.	15,305	467,262
The Progressive Corp.	19,528	417,509
The Travelers Cos., Inc. (a)	12,231	714,046
Torchmark Corp.	2,224	142,647
Unum Group	9,309	237,193
XL Group PLC	8,724	191,753

		12,836,517

INTERNET SOFTWARE & SERVICES — 0.2%
Monster Worldwide, Inc. (a)(b)	1,864	27,326
VeriSign, Inc. (a)	2,255	75,453
Yahoo!, Inc. (a)(b)	20,300	305,312

		408,091

IT SERVICES — 0.6%
Automatic Data Processing, Inc.	5,197	273,778
Computer Sciences Corp. (a)	4,532	172,035
Fidelity National Information Services, Inc.	7,747	238,530
Fiserv, Inc. (b)	1,863	116,680
Paychex, Inc. (a)	4,028	123,740
SAIC, Inc. (b)	4,708	79,188
Total System Services, Inc.	3,041	56,502

		1,060,453

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Mattel, Inc.	3,900	107,211

LIFE SCIENCES TOOLS & SERVICES — 0.2%
PerkinElmer, Inc. (a)	1,569	42,222
Thermo Fisher Scientific, Inc. (b)	4,408	283,831

		326,053

MACHINERY — 1.6%
Caterpillar, Inc.	8,631	918,856
Danaher Corp. (a)	6,179	327,425
Dover Corp.	2,550	172,890
Eaton Corp.	5,068	260,749
Illinois Tool Works, Inc. (a)	6,865	387,804
PACCAR, Inc.	6,080	310,627
Parker Hannifin Corp.	1,976	177,326
Snap-On, Inc. (a)	982	61,356
Stanley Black & Decker, Inc. (a)	2,401	172,992

		2,790,025

MEDIA — 2.3%
CBS Corp.	20,009	570,056
Gannett Co., Inc. (a)	6,984	100,011
News Corp. (Class A)	28,277	500,503
Omnicom Group, Inc.	3,042	146,503
The McGraw-Hill Cos., Inc.	3,849	161,312
The Walt Disney Co.	25,624	1,000,361
The Washington Post Co. (Class B) (a)	141	59,072
Time Warner Cable, Inc.	3,428	267,521
Time Warner, Inc.	31,350	1,140,199

		3,945,538

See accompanying notes to financial statements.

28

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

METALS & MINING — 0.7%
AK Steel Holding Corp.	3,236	$50,999
Alcoa, Inc.	30,109	477,529
Allegheny Technologies, Inc.	1,766	112,088
Nucor Corp. (a)	9,317	384,047
Titanium Metals Corp. (a)	1,570	28,762
United States Steel Corp. (a)	3,237	149,032

		1,202,457

MULTI-UTILITIES — 2.4%
Ameren Corp.	7,091	204,504
CenterPoint Energy, Inc.	12,443	240,772
CMS Energy Corp. (a)	7,153	140,843
Consolidated Edison, Inc. (a)	8,538	454,563
Dominion Resources, Inc.	9,696	468,026
DTE Energy Co.	5,002	250,200
Integrys Energy Group, Inc.	2,021	104,769
NiSource, Inc. (a)	7,983	161,656
PG&E Corp.	11,537	484,900
Public Service Enterprise Group, Inc.	14,913	486,760
SCANA Corp. (a)	3,314	130,472
Sempra Energy	7,020	371,218
TECO Energy, Inc. (a)	6,353	120,008
Wisconsin Energy Corp.	3,732	116,998
Xcel Energy, Inc.	13,591	330,261

		4,065,950

MULTILINE RETAIL — 0.6%
Big Lots, Inc. (b)	981	32,520
J.C. Penney Co., Inc. (a)	6,127	211,626
Kohl’s Corp. (a)	3,277	163,883
Macy’s, Inc.	4,699	137,399
Sears Holdings Corp. (a)(b)	1,275	91,086
Target Corp.	8,924	418,625

		1,055,139

OFFICE ELECTRONICS — 0.2%
Xerox Corp. (a)	40,831	425,051

OIL, GAS & CONSUMABLE FUELS — 17.2%
Alpha Natural Resources, Inc. (b)	2,100	95,424
Anadarko Petroleum Corp.	9,317	715,173
Apache Corp.	5,775	712,577
Cabot Oil & Gas Corp.	1,766	117,103
Chesapeake Energy Corp. (a)	11,966	355,271
Chevron Corp.	58,786	6,045,552
ConocoPhillips	41,433	3,115,347
Devon Energy Corp.	7,791	614,009
El Paso Corp.	8,659	174,912
EOG Resources, Inc.	4,221	441,306
EQT Corp. (a)	2,453	128,832
Exxon Mobil Corp.	144,361	11,748,098
Hess Corp.	8,826	659,832
Marathon Oil Corp.	20,914	1,101,750
Murphy Oil Corp.	2,844	186,737
Noble Energy, Inc.	2,844	254,908
Occidental Petroleum Corp.	11,965	1,244,839
QEP Resources, Inc. (a)	5,198	217,432
Range Resources Corp. (a)	2,353	130,591
Spectra Energy Corp.	9,536	261,382
Sunoco, Inc.	3,530	147,236
Tesoro Corp. (b)	4,217	96,611
The Williams Cos., Inc.	17,224	521,026
Valero Energy Corp.	16,650	425,740

		29,511,688

PAPER & FOREST PRODUCTS — 0.5%
International Paper Co. (a)	12,909	384,946
MeadWestvaco Corp.	4,499	149,862
Weyerhaeuser Co. (a)	15,768	344,689

		879,497

PHARMACEUTICALS — 5.1%
Bristol-Myers Squibb Co.	23,214	672,278
Forest Laboratories, Inc. (a)(b)	2,904	114,243
Johnson & Johnson	32,293	2,148,130
Merck & Co., Inc.	31,753	1,120,563
Pfizer, Inc.	231,498	4,768,859

		8,824,073

PROFESSIONAL SERVICES — 0.1%
Equifax, Inc.	1,471	51,073
Robert Half International, Inc. (a)	2,451	66,251

		117,324

REAL ESTATE INVESTMENT TRUSTS — 1.0%
Apartment Investment & Management Co. (Class A)	1,569	40,057
Boston Properties, Inc. (a)	2,157	228,987
HCP, Inc.	5,108	187,412
Health Care REIT, Inc.	2,823	148,010
Host Hotels & Resorts, Inc. (a)	10,954	185,670
Kimco Realty Corp. (a)	8,255	153,873
Plum Creek Timber Co., Inc. (a)	2,614	105,972
ProLogis	8,199	293,852
Public Storage	1,668	190,169
Vornado Realty Trust	2,596	241,895

		1,775,897

ROAD & RAIL — 0.9%
CSX Corp.	13,239	347,126
Norfolk Southern Corp.	6,077	455,350
Ryder Systems, Inc.	1,422	80,841
Union Pacific Corp.	5,689	593,931

		1,477,248

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.3%
Applied Materials, Inc.	23,994	312,162
Intel Corp.	65,134	1,443,369
KLA-Tencor Corp. (a)	2,548	103,143
LSI Corp. (b)	10,297	73,315
MEMC Electronic Materials, Inc. (a)(b)	6,668	56,878
National Semiconductor Corp.	3,551	87,390
Novellus Systems, Inc. (a)(b)	1,373	49,620
NVIDIA Corp. (b)	7,356	117,218
Teradyne, Inc. (a)(b)	2,255	33,374

		2,276,469

SOFTWARE — 0.3%
Adobe Systems, Inc. (b)	7,159	225,150
CA, Inc.	3,727	85,125

See accompanying notes to financial statements.

29

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Compuware Corp. (a)(b)	2,256	$22,019
Electronic Arts, Inc. (a)(b)	5,689	134,260

		466,554

SPECIALTY RETAIL — 1.9%
Abercrombie & Fitch Co. (Class A) (a)	1,044	69,865
AutoNation, Inc. (a)(b)	1,780	65,166
Best Buy Co., Inc. (a)	4,218	132,487
GameStop Corp. (Class A) (a)(b)	4,412	117,668
Lowe’s Cos., Inc.	38,002	885,827
Staples, Inc. (a)	10,691	168,918
The Gap, Inc. (a)	5,664	102,518
The Home Depot, Inc.	46,569	1,686,729

		3,229,178

TEXTILES, APPAREL & LUXURY GOODS — 0.1%
V.F. Corp.	1,106	120,067

THRIFTS & MORTGAGE FINANCE — 0.1%
Hudson City Bancorp, Inc. (a)	6,963	57,027
People’s United Financial, Inc.	10,900	146,496

		203,523

TOBACCO — 0.9%
Altria Group, Inc.	39,938	1,054,763
Lorillard, Inc. (a)	2,259	245,937
Reynolds American, Inc.	4,858	179,989

		1,480,689

WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Sprint Nextel Corp. (b)	87,886	473,705

TOTAL COMMON STOCKS —
(Cost $163,687,905)		171,206,478

SHORT TERM INVESTMENTS — 6.7%
MONEY MARKET FUNDS — 6.7%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	11,171,737	11,171,737
State Street Institutional Liquid Reserves Fund 0.15% (e)(f)	266,800	266,800

TOTAL SHORT TERM INVESTMENTS —
(Cost $11,438,537)		11,438,537

TOTAL INVESTMENTS — 106.4% (g)
(Cost $175,126,442)		182,645,015
OTHER ASSETS & LIABILITIES — (6.4)%		(10,927,158)

NET ASSETS — 100.0%		$171,717,857

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Affiliated issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

30

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 1.1%
Alliant Techsystems, Inc.	1,467	$104,641
BE Aerospace, Inc. (a)	4,529	184,829
Spirit Aerosystems Holdings, Inc. (a)	5,526	121,572
Textron, Inc. (b)	13,082	308,866
TransDigm Group, Inc. (a)(b)	2,149	195,967

		915,875

AIR FREIGHT & LOGISTICS — 0.1%
UTI Worldwide, Inc. (b)	4,790	94,315

AIRLINES — 0.5%
AMR Corp. (a)(b)	15,659	84,559
United Continental Holdings, Inc. (a)(b)	15,675	354,725

		439,284

AUTO COMPONENTS — 1.4%
Gentex Corp. (b)	6,784	205,080
Lear Corp.	4,960	265,261
The Goodyear Tire & Rubber Co. (a)	11,310	189,669
TRW Automotive Holdings Corp. (a)	4,910	289,837
Visteon Corp. (a)	2,152	147,218

		1,097,065

BEVERAGES — 0.6%
Constellation Brands, Inc. (Class A) (a)	8,970	186,755
Hansen Natural Corp. (a)	3,331	269,645

		456,400

BIOTECHNOLOGY — 1.8%
Amylin Pharmaceuticals, Inc. (a)(b)	6,164	82,351
BioMarin Pharmaceutical, Inc. (a)(b)	5,198	141,438
Cephalon, Inc. (a)	3,632	290,197
Dendreon Corp. (a)(b)	6,961	274,542
Human Genome Sciences, Inc. (a)(b)	8,930	219,142
Onyx Pharmaceuticals, Inc. (a)	2,925	103,253
Regeneron Pharmaceuticals, Inc. (a)(b)	3,413	193,551
United Therapeutics Corp. (a)(b)	2,444	134,664

		1,439,138

BUILDING PRODUCTS — 0.7%
Armstrong World Industries, Inc. (b)	849	38,680
Lennox International, Inc. (b)	2,420	104,229
Masco Corp. (b)	17,158	206,411
Owens Corning, Inc. (a)	5,554	207,442

		556,762

CAPITAL MARKETS — 2.0%
Affiliated Managers Group, Inc. (a)	2,438	247,335
E*TRADE Financial Corp. (a)	12,049	166,276
Eaton Vance Corp. (b)	5,581	168,714
Federated Investors, Inc. (Class B) (b)	4,945	117,889
Greenhill & Co., Inc. (b)	1,387	74,648
Jefferies Group, Inc. (b)	6,729	137,272
Legg Mason, Inc.	6,754	221,261
LPL Investment Holdings, Inc. (a)(b)	755	25,829
Raymond James Financial, Inc. (b)	4,874	156,699
SEI Investments Co.	7,259	163,400
Waddell & Reed Financial, Inc. (Class A) (b)	4,055	147,399

		1,626,722

CHEMICALS — 3.6%
Airgas, Inc.	3,411	238,906
Albemarle Corp.	4,362	301,850
Ashland, Inc.	3,395	219,385
Celanese Corp. (Series A)	7,473	398,386
Cytec Industries, Inc. (b)	2,282	130,508
Eastman Chemical Co.	3,158	322,337
Huntsman Corp. (b)	9,157	172,610
International Flavors & Fragrances, Inc.	3,852	247,453
Intrepid Potash, Inc. (a)	2,006	65,195
Nalco Holding Co.	6,472	179,986
Rockwood Holdings, Inc. (a)	3,280	181,351
RPM International, Inc.	6,163	141,872
The Scotts Miracle-Gro Co. (Class A) (b)	2,116	108,572
Valspar Corp.	4,256	153,471
Westlake Chemical Corp.	911	47,281

		2,909,163

COMMERCIAL BANKS — 3.1%
Associated Banc-Corp. (b)	8,144	113,202
Bank of Hawaii Corp. (b)	2,248	104,577
BOK Financial Corp. (b)	1,280	70,106
City National Corp. (b)	2,350	127,488
Commerce Bancshares, Inc.	3,656	157,208
Cullen/Frost Bankers, Inc.	2,780	158,043
East West Bancorp, Inc.	7,068	142,844
First Citizens BancShares, Inc. (Class A)	274	51,298
First Horizon National Corp. (b)	12,416	118,449
First Republic Bank (a)(b)	3,710	119,759
FirstMerit Corp. (b)	5,075	83,788
Fulton Financial Corp.	9,444	101,145
Huntington Bancshares, Inc.	40,724	267,149
Marshall & Ilsley Corp. (b)	24,885	198,334
Popular, Inc. (a)	48,541	133,973
Prosperity Bancshares, Inc. (b)	2,171	95,133
TCF Financial Corp.	6,978	96,296
Valley National Bancorp (b)	8,016	109,098
Zions Bancorporation	8,732	209,655

		2,457,545

COMMERCIAL SERVICES & SUPPLIES — 2.3%
Avery Dennison Corp.	5,051	195,120
Cintas Corp. (b)	5,966	197,057
Clean Harbors, Inc. (a)(b)	1,080	111,510
Copart, Inc. (a)(b)	2,998	139,707
Corrections Corp. of America (a)	5,204	112,667
Covanta Holding Corp.	5,832	96,170
Iron Mountain, Inc.	8,655	295,049
KAR Auction Services, Inc. (a)(b)	1,132	21,406
Pitney Bowes, Inc. (b)	8,879	204,128
Quad Graphics, Inc. (b)	1,206	46,865
R.R. Donnelley & Sons Co. (b)	9,795	192,080
Rollins, Inc. (b)	3,634	74,061

See accompanying notes to financial statements.

31

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Waste Connections, Inc. (b)	5,385	$170,866

		1,856,686

COMMUNICATIONS EQUIPMENT — 1.6%
Acme Packet, Inc. (a)	2,791	195,733
Brocade Communications Systems, Inc. (a)	21,148	136,616
EchoStar Corp. (Class A) (a)	1,963	71,512
Finisar Corp. (a)	4,265	76,898
JDS Uniphase Corp. (a)	10,566	176,030
Polycom, Inc. (a)(b)	4,223	271,539
Riverbed Technology, Inc. (a)	6,943	274,873
Tellabs, Inc.	16,069	74,078

		1,277,279

COMPUTERS & PERIPHERALS — 0.5%
Diebold, Inc. (b)	3,160	97,992
Lexmark International, Inc. (Class A) (a)	3,744	109,549
NCR Corp. (a)	7,596	143,489
QLogic Corp. (a)	5,124	81,574

		432,604

CONSTRUCTION & ENGINEERING — 1.4%
Aecom Technology Corp. (a)(b)	4,967	135,798
EMCOR Group, Inc. (a)(b)	3,152	92,385
Foster Wheeler AG (a)	5,909	179,515
KBR, Inc.	7,133	268,843
Quanta Services, Inc. (a)	10,017	202,343
The Shaw Group, Inc. (a)	3,818	115,342
URS Corp. (a)	3,734	167,059

		1,161,285

CONSTRUCTION MATERIALS — 0.2%
Martin Marietta Materials, Inc.	2,165	173,135

CONSUMER FINANCE — 0.0% (c)
Green Dot Corp. (Class A) (a)(b)	512	17,398

CONTAINERS & PACKAGING — 2.0%
AptarGroup, Inc. (b)	2,962	155,031
Bemis Co., Inc. (b)	5,088	171,873
Greif, Inc. (Class A)	1,608	104,568
Owens-Illinois, Inc. (a)	7,869	203,099
Packaging Corp. of America	4,923	137,795
Rock-Tenn Co. (Class A)	3,248	215,472
Sealed Air Corp.	7,551	179,638
Silgan Holdings, Inc.	2,189	89,683
Sonoco Products Co. (b)	4,703	167,145
Temple-Inland, Inc.	5,066	150,663

		1,574,967

DISTRIBUTORS — 0.2%
LKQ Corp. (a)	6,917	180,465

DIVERSIFIED CONSUMER SERVICES — 1.3%
Career Education Corp. (a)(b)	3,159	66,813
DeVry, Inc.	2,811	166,214
Education Management Corp. (a)(b)	1,926	46,108
H&R Block, Inc. (b)	14,542	233,254
ITT Educational Services, Inc. (a)(b)	1,303	101,947
Service Corp. International	11,325	132,276
Sotheby’s (b)	3,184	138,504
Strayer Education, Inc. (b)	589	74,444
Weight Watchers International, Inc. (b)	1,429	107,846

		1,067,406

DIVERSIFIED FINANCIAL SERVICES — 0.6%
CBOE Holdings, Inc. (b)	2,386	58,696
MSCI, Inc. (Class A) (a)	5,721	215,567
The NASDAQ OMX Group, Inc. (a)	6,582	166,524

		440,787

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
Level 3 Communications, Inc. (a)(b)	80,673	196,842
tw telecom, Inc. (a)	7,195	147,713

		344,555

ELECTRIC UTILITIES — 1.9%
Cleco Corp. (b)	2,843	99,079
DPL, Inc.	5,542	167,147
Great Plains Energy, Inc.	6,468	134,082
Hawaiian Electric Industries, Inc. (b)	4,543	109,305
IDACORP, Inc. (b)	2,285	90,257
ITC Holdings Corp. (b)	2,376	170,525
NV Energy, Inc.	11,007	168,957
Pepco Holdings, Inc.	10,632	208,706
Pinnacle West Capital Corp.	5,174	230,657
Westar Energy, Inc. (b)	5,416	145,745

		1,524,460

ELECTRICAL EQUIPMENT — 1.5%
Acuity Brands, Inc. (b)	2,026	113,010
AMETEK, Inc.	7,594	340,971
Brady Corp. (Class A) (b)	2,208	70,789
Hubbell, Inc. (Class B)	2,712	176,144
Regal-Beloit Corp.	1,873	125,060
The Babcock & Wilcox Co. (a)	5,544	153,624
Thomas & Betts Corp. (a)	2,482	133,656
Woodward, Inc. (b)	2,734	95,307

		1,208,561

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.5%
Anixter International, Inc. (b)	1,376	89,908
Arrow Electronics, Inc. (a)(b)	5,531	229,536
Avnet, Inc. (a)	7,219	230,142
AVX Corp.	2,498	38,069
FLIR Systems, Inc.	7,446	251,005
Ingram Micro, Inc. (Class A) (a)	7,481	135,705
Itron, Inc. (a)(b)	1,883	90,685
Jabil Circuit, Inc. (b)	9,594	193,799
Mettler-Toledo International, Inc. (a)(b)	1,524	257,053
Molex, Inc. (b)	6,280	161,836
National Instruments Corp.	4,382	130,102
Trimble Navigation, Ltd. (a)	5,836	231,339

		2,039,179

ENERGY EQUIPMENT & SERVICES — 2.8%
Dresser-Rand Group, Inc. (a)(b)	3,851	206,991
Dril-Quip, Inc. (a)	1,451	98,421
Helmerich & Payne, Inc.	4,617	305,276
McDermott International, Inc. (a)	11,087	219,634

See accompanying notes to financial statements.

32

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Oceaneering International, Inc.	5,100	$206,550
Oil States International, Inc. (a)	2,459	196,499
Patterson-UTI Energy, Inc.	7,383	233,377
Rowan Cos., Inc. (a)	5,979	232,045
SEACOR Holdings, Inc. (b)	998	99,760
Superior Energy Services, Inc. (a)	3,739	138,866
Tidewater, Inc. (b)	2,427	130,597
Unit Corp. (a)	2,322	141,479

		2,209,495

FOOD & STAPLES RETAILING — 0.2%
BJ’s Wholesale Club, Inc. (a)	2,528	127,285

FOOD PRODUCTS — 1.7%
Corn Products International, Inc.	3,571	197,405
Dean Foods Co. (a)	8,496	104,246
Flowers Foods, Inc. (b)	6,482	142,852
Green Mountain Coffee Roasters, Inc. (a)(b)	5,633	502,802
Ralcorp Holdings, Inc. (a)	2,578	223,203
Smithfield Foods, Inc. (a)(b)	7,386	161,532

		1,332,040

GAS UTILITIES — 1.5%
AGL Resources, Inc.	3,675	149,609
Atmos Energy Corp.	4,247	141,213
National Fuel Gas Co. (b)	3,708	269,942
Nicor, Inc.	2,116	115,830
Piedmont Natural Gas Co., Inc. (b)	3,372	102,037
Questar Corp.	8,445	149,561
UGI Corp.	5,260	167,741
WGL Holdings, Inc. (b)	2,361	90,875

		1,186,808

HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%
Alere, Inc. (a)	3,960	145,015
DENTSPLY International, Inc.	6,815	259,515
Gen-Probe, Inc. (a)	2,294	158,630
Hill-Rom Holdings, Inc. (b)	2,947	135,680
Hologic, Inc. (a)	12,335	248,797
IDEXX Laboratories, Inc. (a)(b)	2,749	213,213
Kinetic Concepts, Inc. (a)(b)	2,985	172,026
ResMed, Inc. (a)(b)	7,219	223,428
STERIS Corp. (b)	2,543	88,954
Teleflex, Inc. (b)	1,869	114,121

		1,759,379

HEALTH CARE PROVIDERS & SERVICES — 2.6%
AMERIGROUP Corp. (a)(b)	2,349	165,534
Brookdale Senior Living, Inc. (a)(b)	4,716	114,363
Community Health Systems, Inc. (a)	4,477	114,969
Coventry Health Care, Inc. (a)	6,975	254,378
Health Net, Inc. (a)	4,589	147,261
LifePoint Hospitals, Inc. (a)(b)	2,467	96,410
Lincare Holdings, Inc. (b)	4,452	130,310
MEDNAX, Inc. (a)	2,315	167,120
Omnicare, Inc. (b)	5,556	177,181
Owens & Minor, Inc. (b)	3,042	104,919
Patterson Cos., Inc. (b)	4,834	158,990
Tenet Healthcare Corp. (a)	23,004	143,545
Universal Health Services, Inc. (Class B)	4,346	223,950
VCA Antech, Inc. (a)(b)	4,086	86,623

		2,085,553

HEALTH CARE TECHNOLOGY — 0.2%
Allscripts Healthcare Solutions, Inc. (a)(b)	8,914	173,110

HOTELS, RESTAURANTS & LEISURE — 1.8%
Bally Technologies, Inc. (a)(b)	2,555	103,937
Brinker International, Inc.	4,199	102,708
Choice Hotels International, Inc. (b)	1,562	52,108
International Game Technology	14,096	247,808
MGM Resorts International (a)	15,241	201,334
Panera Bread Co. (Class A) (a)(b)	1,462	183,715
Penn National Gaming, Inc. (a)(b)	3,229	130,258
Wendy’s/Arby’s Group, Inc. (Class A) (b)	15,472	78,443
WMS Industries, Inc. (a)(b)	2,766	84,971
Wyndham Worldwide Corp.	8,096	272,430

		1,457,712

HOUSEHOLD DURABLES — 2.5%
D.R. Horton, Inc. (b)	13,272	152,893
Harman International Industries, Inc.	3,266	148,832
Jarden Corp. (b)	4,343	149,877
Leggett & Platt, Inc.	6,797	165,711
Lennar Corp. (Class A) (b)	7,684	139,464
Mohawk Industries, Inc. (a)(b)	2,601	156,034
Newell Rubbermaid, Inc.	13,815	218,001
NVR, Inc. (a)	281	203,860
Pulte Group, Inc. (a)(b)	15,810	121,105
Tempur-Pedic International, Inc. (a)(b)	3,286	222,856
Toll Brothers, Inc. (a)(b)	6,974	144,641
Tupperware Brands Corp. (b)	2,949	198,910

		2,022,184

HOUSEHOLD PRODUCTS — 0.6%
Church & Dwight Co., Inc.	6,798	275,591
Energizer Holdings, Inc. (a)	3,311	239,584

		515,175

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.5%
GenOn Energy, Inc. (a)(b)	36,152	139,547
NRG Energy, Inc. (a)	11,412	280,507

		420,054

INDUSTRIAL CONGLOMERATES — 0.2%
Carlisle Cos., Inc.	2,874	141,487
Seaboard Corp. (b)	17	41,106

		182,593

INSURANCE — 5.0%
Alleghany Corp. (a)	396	131,912
Allied World Assurance Company Holdings, Ltd. (b)	1,909	109,920
American Financial Group, Inc.	4,297	153,360
American National Insurance Co. (b)	687	53,242
Arch Capital Group, Ltd. (a)	6,301	201,128
Arthur J. Gallagher & Co. (b)	5,232	149,321
Aspen Insurance Holdings, Ltd.	3,105	79,892

See accompanying notes to financial statements.

33

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Assurant, Inc.	4,584	$166,262
Assured Guaranty, Ltd. (b)	8,038	131,100
Axis Capital Holdings, Ltd.	6,149	190,373
Brown & Brown, Inc.	5,517	141,566
Endurance Specialty Holdings, Ltd. (b)	1,873	77,411
Erie Indemnity Co. (Class A)	1,346	95,189
Everest Re Group, Ltd.	2,496	204,048
Fidelity National Financial, Inc. (Class A) (b)	10,593	166,734
HCC Insurance Holdings, Inc.	5,416	170,604
Markel Corp. (a)(b)	464	184,120
Mercury General Corp.	1,275	50,350
Old Republic International Corp. (b)	11,530	135,477
ProAssurance Corp. (a)(b)	1,393	97,510
Reinsurance Group of America, Inc.	3,477	211,610
RenaissanceRe Holdings, Ltd. (b)	2,484	173,756
StanCorp Financial Group, Inc. (b)	2,125	89,654
The Hanover Insurance Group, Inc.	2,111	79,606
Torchmark Corp.	3,658	234,624
Transatlantic Holdings, Inc.	2,923	143,256
Validus Holdings, Ltd.	3,324	102,878
W.R. Berkley Corp. (b)	5,881	190,780
White Mountains Insurance Group, Ltd.	309	129,829

		4,045,512

INTERNET SOFTWARE & SERVICES — 1.0%
AOL, Inc. (a)(b)	4,999	99,280
Equinix, Inc. (a)	2,216	223,860
IAC/InterActiveCorp. (a)	4,203	160,429
Rackspace Hosting, Inc. (a)	5,079	217,077
WebMD Health Corp. (a)	2,768	126,165

		826,811

IT SERVICES — 2.1%
Alliance Data Systems Corp. (a)	2,476	232,917
Booz Allen Hamilton Holding Corp. (a)	745	14,237
Broadridge Financial Solutions, Inc. (b)	5,984	144,035
CoreLogic, Inc. (a)	5,252	87,761
DST Systems, Inc.	1,752	92,506
FleetCor Technologies, Inc. (a)	596	17,665
Gartner, Inc. (a)	3,863	155,640
Genpact, Ltd. (a)	4,940	85,166
Global Payments, Inc.	3,754	191,454
Jack Henry & Associates, Inc. (b)	4,060	121,840
Lender Processing Services, Inc.	4,074	85,187
NeuStar, Inc. (Class A) (a)	3,498	91,648
Total System Services, Inc. (b)	9,255	171,958
VeriFone Systems, Inc. (a)(b)	4,200	186,270

		1,678,284

LIFE SCIENCES TOOLS & SERVICES — 1.1%
Bio-Rad Laboratories, Inc. (Class A) (a)	916	109,334
Bruker Corp. (a)	3,441	70,059
Charles River Laboratories International, Inc. (a)	2,466	100,243
Covance, Inc. (a)	2,847	169,026
PerkinElmer, Inc.	5,404	145,421
Pharmaceutical Product Development, Inc.	4,989	133,905
Techne Corp.	1,762	146,898

		874,886

MACHINERY — 4.6%
AGCO Corp. (a)	4,522	223,206
CLARCOR, Inc.	2,397	113,330
Crane Co.	2,390	118,090
Donaldson Co., Inc.	3,360	203,885
Gardner Denver, Inc.	2,436	204,746
Graco, Inc. (b)	2,827	143,216
Harsco Corp.	3,783	123,326
IDEX Corp. (b)	3,801	174,276
Kennametal, Inc.	3,895	164,408
Lincoln Electric Holdings, Inc. (b)	4,040	144,834
Navistar International Corp. (a)	3,406	192,303
Nordson Corp. (b)	2,972	163,014
Oshkosh Corp. (a)(b)	4,324	125,136
Pall Corp.	5,464	307,241
Pentair, Inc. (b)	4,629	186,826
Snap-On, Inc.	2,714	169,571
SPX Corp. (b)	2,412	199,376
Terex Corp. (a)(b)	5,188	147,598
The Timken Co.	3,738	188,395
WABCO Holdings, Inc. (a)	3,215	222,028
Wabtec Corp.	2,262	148,659

		3,663,464

MARINE — 0.2%
Kirby Corp. (a)(b)	2,529	143,318

MEDIA — 2.4%
Charter Communications, Inc. (Class A) (a)	1,845	100,110
Clear Channel Outdoor Holdings, Inc. (Class A) (a)	1,950	24,765
DreamWorks Animation SKG, Inc. (Class A) (a)(b)	2,919	58,672
Gannett Co., Inc.	11,326	162,188
John Wiley & Sons, Inc. (Class A) (b)	2,521	131,117
Lamar Advertising Co. (Class A) (a)(b)	2,819	77,156
Liberty Media — Starz (Series A) (a)	2,451	184,413
Liberty Media Corp. — Capital (Class A) (a)	3,572	306,299
Morningstar, Inc.	1,266	76,948
Regal Entertainment Group (b)	3,778	46,658
Sirius XM Radio, Inc. (a)(b)	185,606	406,477
The Interpublic Group of Cos., Inc.	22,985	287,313
The Washington Post Co. (Class B) (b)	237	99,291

		1,961,407

METALS & MINING — 2.2%
Allegheny Technologies, Inc. (b)	4,133	262,322
Allied Nevada Gold Corp. (a)	3,858	136,458
Coeur d’Alene Mines Corp. (a)(b)	4,203	101,965
Commercial Metals Co.	5,503	78,968
Compass Minerals International, Inc.	1,540	132,548
Molycorp, Inc. (a)(b)	2,615	159,672

See accompanying notes to financial statements.

34

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Reliance Steel & Aluminum Co.	3,493	$173,427
Royal Gold, Inc.	2,590	151,696
Steel Dynamics, Inc. (b)	10,388	168,805
Titanium Metals Corp. (b)	4,098	75,075
Walter Energy, Inc.	3,089	357,706

		1,798,642

MULTI-UTILITIES — 2.6%
Alliant Energy Corp.	5,266	214,116
CMS Energy Corp.	11,945	235,197
Integrys Energy Group, Inc. (b)	3,748	194,296
MDU Resources Group, Inc. (b)	8,280	186,300
NiSource, Inc. (b)	13,202	267,341
NSTAR	4,944	227,325
OGE Energy Corp.	4,639	233,434
SCANA Corp.	5,454	214,724
TECO Energy, Inc.	9,579	180,947
Vectren Corp.	3,814	106,258

		2,059,938

MULTILINE RETAIL — 0.2%
Big Lots, Inc. (a)	3,567	118,246

OFFICE ELECTRONICS — 0.1%
Zebra Technologies Corp. (Class A)	2,612	110,148

OIL, GAS & CONSUMABLE FUELS — 3.9%
Arch Coal, Inc.	9,954	265,374
Brigham Exploration Co. (a)	5,565	166,561
Cabot Oil & Gas Corp.	4,894	324,521
Cobalt International Energy, Inc. (a)(b)	7,152	97,482
Energen Corp.	3,408	192,552
EXCO Resources, Inc.	8,149	143,830
Forest Oil Corp. (a)	5,388	143,914
Hollyfrontier Corp.	4,931	342,211
Oasis Petroleum, Inc. (a)(b)	2,040	60,547
Plains Exploration & Production Co. (a)	6,652	253,574
Quicksilver Resources, Inc. (a)(b)	5,628	83,069
SandRidge Energy, Inc. (a)(b)	18,244	194,481
SM Energy Co.	3,001	220,514
Southern Union Co. (b)	5,476	219,861
Sunoco, Inc.	5,754	239,999
Teekay Corp. (b)	1,990	61,451
Tesoro Corp. (a)	6,713	153,795

		3,163,736

PAPER & FOREST PRODUCTS — 0.7%
AbitibiBowater Inc. (a)(b)	3,562	72,308
Domtar Corp.	1,976	187,167
MeadWestvaco Corp.	7,939	264,448

		523,923

PERSONAL PRODUCTS — 0.4%
Herbalife, Ltd.	5,642	325,205

PHARMACEUTICALS — 0.8%
Endo Pharmaceuticals Holdings, Inc. (a)	4,965	199,444
Perrigo Co. (b)	3,993	350,865
Salix Pharmaceuticals, Ltd. (a)(b)	2,513	100,093

		650,402

PROFESSIONAL SERVICES — 1.7%
Dun & Bradstreet Corp.	2,403	181,523
Equifax, Inc.	5,813	201,827
IHS, Inc. (Class A) (a)	2,227	185,776
Manpower, Inc.	3,909	209,718
Robert Half International, Inc. (b)	7,046	190,453
Towers Watson & Co. (Class A)	2,562	168,349
Verisk Analytics, Inc. (Class A) (a)	5,651	195,638

		1,333,284

REAL ESTATE INVESTMENT TRUSTS — 7.8%
Alexandria Real Estate Equities, Inc.	2,927	226,608
Apartment Investment & Management Co. (Class A)	5,603	143,044
BRE Properties, Inc.	3,440	171,587
Camden Property Trust	3,372	214,527
Chimera Investment Corp. (b)	48,760	168,710
Corporate Office Properties Trust (b)	3,179	98,899
Developers Diversified Realty Corp.	10,745	151,504
Digital Realty Trust, Inc. (b)	4,481	276,836
Douglas Emmett, Inc. (b)	5,939	118,127
Duke Realty Corp. (b)	12,075	169,171
Essex Property Trust, Inc. (b)	1,530	206,994
Federal Realty Investment Trust	2,946	250,940
Highwoods Properties, Inc. (b)	3,411	113,006
Hospitality Properties Trust	5,911	143,342
Liberty Property Trust (b)	5,410	176,258
Mack-Cali Realty Corp. (b)	4,082	134,461
MFA Financial, Inc.	16,376	131,663
National Retail Properties, Inc. (b)	3,966	97,207
Nationwide Health Properties, Inc.	5,962	246,886
OMEGA Healthcare Investors, Inc. (b)	4,832	101,520
Piedmont Office Realty Trust, Inc. (Class A) (b)	8,243	168,075
ProLogis	20,124	721,244
Rayonier, Inc. (b)	3,892	254,342
Realty Income Corp. (b)	5,934	198,730
Regency Centers Corp. (b)	3,865	169,944
Senior Housing Properties Trust (b)	6,766	158,392
SL Green Realty Corp. (b)	3,818	316,398
Taubman Centers, Inc.	2,671	158,123
The Macerich Co.	6,185	330,897
UDR, Inc. (b)	8,929	219,207
Washington Real Estate Investment Trust (b)	3,113	101,235
Weingarten Realty Investors (b)	5,735	144,293

		6,282,170

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.4%
Jones Lang LaSalle, Inc. (b)	2,032	191,618
The St. Joe Co. (a)(b)	4,319	90,008

		281,626

ROAD & RAIL — 1.2%
Hertz Global Holdings, Inc. (a)	11,251	178,666
J.B. Hunt Transport Services, Inc. (b)	4,753	223,819
Kansas City Southern (a)	5,159	306,083
Landstar System, Inc. (b)	2,253	104,719

See accompanying notes to financial statements.

35

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Ryder Systems, Inc.	2,461	$139,908

		953,195

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.2%
Advanced Micro Devices, Inc. (a)(b)	27,057	189,129
Atmel Corp. (a)	20,203	284,256
Cypress Semiconductor Corp. (a)(b)	7,947	168,000
Lam Research Corp. (a)	5,893	260,942
LSI Corp. (a)	29,292	208,559
MEMC Electronic Materials, Inc. (a)(b)	10,909	93,054
National Semiconductor Corp.	11,362	279,619
Novellus Systems, Inc. (a)(b)	4,230	152,872
ON Semiconductor Corp. (a)	21,026	220,142
Rambus, Inc. (a)(b)	4,675	68,629
Silicon Laboratories, Inc. (a)(b)	2,096	86,481
Skyworks Solutions, Inc. (a)	8,790	201,994
Teradyne, Inc. (a)(b)	8,528	126,214
Varian Semiconductor Equipment Associates, Inc. (a)	3,502	215,163

		2,555,054

SOFTWARE — 3.5%
Ansys, Inc. (a)	4,315	235,901
Cadence Design Systems, Inc. (a)(b)	12,903	136,256
Compuware Corp. (a)	10,371	101,221
Concur Technologies, Inc. (a)(b)	2,223	111,306
Factset Research Systems, Inc. (b)	2,010	205,663
Fortinet, Inc. (a)	4,420	120,622
Informatica Corp. (a)(b)	5,000	292,150
MICROS Systems, Inc. (a)	3,859	191,831
Nuance Communications, Inc. (a)(b)	10,783	231,511
Parametric Technology Corp. (a)	5,564	127,582
Quality Systems, Inc. (b)	874	76,300
Quest Software, Inc. (a)(b)	2,936	66,735
Rovi Corp. (a)(b)	5,329	305,671
Solera Holdings, Inc.	3,368	199,251
Synopsys, Inc. (a)	7,146	183,724
TIBCO Software, Inc. (a)	7,945	230,564

		2,816,288

SPECIALTY RETAIL — 3.3%
Aaron’s, Inc.	3,503	98,995
Abercrombie & Fitch Co. (Class A)	4,156	278,120
Advance Auto Parts, Inc. (b)	3,782	221,209
Aeropostale, Inc. (a)(b)	3,802	66,535
American Eagle Outfitters, Inc. (b)	9,282	118,346
AutoNation, Inc. (a)(b)	2,232	81,714
Chico’s FAS, Inc. (b)	8,480	129,150
Dick’s Sporting Goods, Inc. (a)(b)	4,110	158,030
Foot Locker, Inc.	7,407	175,990
GameStop Corp. (Class A) (a)(b)	6,697	178,609
Guess?, Inc.	3,062	128,788
PetSmart, Inc.	5,344	242,457
Signet Jewelers, Ltd. (a)	4,014	187,895
Tractor Supply Co. (b)	3,415	228,395
Urban Outfitters, Inc. (a)(b)	6,136	172,728
Williams-Sonoma, Inc. (b)	4,429	161,614

		2,628,575

TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Deckers Outdoor Corp. (a)	1,819	160,327
Fossil, Inc. (a)	2,117	249,213
Hanesbrands, Inc. (a)	4,516	128,932
Phillips-Van Heusen Corp.	2,919	191,107
Under Armour, Inc. (Class A) (a)(b)	1,818	140,549

		870,128

THRIFTS & MORTGAGE FINANCE — 0.8%
BankUnited, Inc. (b)	1,250	33,175
Capitol Federal Financial, Inc.	7,925	93,198
First Niagara Financial Group, Inc.	14,588	192,562
People’s United Financial, Inc.	16,999	228,466
TFS Financial Corp. (a)(b)	4,473	43,299
Washington Federal, Inc. (b)	5,289	86,898

		677,598

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Air Lease Corp. (a)	1,302	31,626
MSC Industrial Direct Co., Inc. (Class A)	2,071	137,328

		168,954

WATER UTILITIES — 0.5%
American Water Works Co., Inc.	8,234	242,491
Aqua America, Inc. (b)	6,551	143,991

		386,482

WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Clearwire Corp. (Class A) (a)(b)	4,776	18,053
MetroPCS Communications, Inc. (a)	11,975	206,090
SBA Communications Corp. (Class A) (a)(b)	5,467	208,784
Telephone & Data Systems, Inc. (b)	4,450	138,306
US Cellular Corp. (a)(b)	755	36,557

		607,790

TOTAL COMMON STOCKS —
(Cost $68,141,988)		80,267,490

SHORT TERM INVESTMENTS — 18.6%
MONEY MARKET FUNDS — 18.6%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	14,783,115	14,783,115
State Street Institutional Liquid Reserves Fund 0.15% (e)(f)	125,811	125,811

TOTAL SHORT TERM INVESTMENTS —
(Cost $14,908,926)		14,908,926

TOTAL INVESTMENTS — 118.5% (g)
(Cost $83,050,914)		95,176,416
OTHER ASSETS & LIABILITIES — (18.5)%		(14,847,911)

NET ASSETS — 100.0%		$80,328,505

See accompanying notes to financial statements.

36

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at June 30, 2011.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

37

SPDR S&P 400 Mid Cap Growth ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 100.0%
AEROSPACE & DEFENSE — 1.2%
BE Aerospace, Inc. (a)	12,590	$513,798
Huntington Ingalls Industries, Inc. (a)(b)	3,600	124,200
Triumph Group, Inc. (b)	2,352	234,212

		872,210

AIR FREIGHT & LOGISTICS — 0.1%
UTI Worldwide, Inc. (b)	4,455	87,719

AIRLINES — 0.2%
Alaska Air Group, Inc. (a)(b)	2,607	178,475

AUTO COMPONENTS — 1.6%
BorgWarner, Inc. (a)(b)	7,948	642,119
Gentex Corp. (b)	17,425	526,758

		1,168,877

BEVERAGES — 0.9%
Hansen Natural Corp. (a)	8,481	686,537

BIOTECHNOLOGY — 1.3%
United Therapeutics Corp. (a)(b)	6,250	344,375
Vertex Pharmaceuticals, Inc. (a)	11,775	612,182

		956,557

BUILDING PRODUCTS — 0.1%
Lennox International, Inc. (b)	2,178	93,806

CAPITAL MARKETS — 1.9%
Affiliated Managers Group, Inc. (a)	3,669	372,220
Eaton Vance Corp. (b)	8,901	269,077
Greenhill & Co., Inc. (b)	1,485	79,923
Jefferies Group, Inc. (b)	6,326	129,051
SEI Investments Co. (b)	8,675	195,274
Waddell & Reed Financial, Inc. (Class A) (b)	10,557	383,747

		1,429,292

CHEMICALS — 3.2%
Albemarle Corp.	11,194	774,625
Intrepid Potash, Inc. (a)(b)	5,455	177,288
Lubrizol Corp.	7,872	1,056,973
NewMarket Corp. (b)	1,180	201,438
The Scotts Miracle-Gro Co. (Class A) (b)	2,769	142,077

		2,352,401

COMMERCIAL BANKS — 0.4%
Bank of Hawaii Corp.	2,052	95,459
SVB Financial Group (a)(b)	1,797	107,299
Westamerica Bancorporation (b)	1,515	74,614

		277,372

COMMERCIAL SERVICES & SUPPLIES — 1.6%
Clean Harbors, Inc. (a)(b)	1,211	125,036
Copart, Inc. (a)(b)	7,320	341,112
Corrections Corp. of America (a)	7,485	162,050
Deluxe Corp. (b)	2,463	60,861
Herman Miller, Inc. (b)	2,584	70,336
Rollins, Inc.	7,762	158,190
Waste Connections, Inc. (b)	8,218	260,757

		1,178,342

COMMUNICATIONS EQUIPMENT — 2.7%
ADTRAN, Inc.	7,897	305,693
Ciena Corp. (a)(b)	5,782	106,273
Plantronics, Inc.	3,750	136,988
Polycom, Inc. (a)	10,754	691,482
Riverbed Technology, Inc. (a)	18,782	743,579

		1,984,015

COMPUTERS & PERIPHERALS — 0.3%
QLogic Corp. (a)	12,784	203,521

CONSTRUCTION MATERIALS — 0.2%
Martin Marietta Materials, Inc.	1,905	152,343

CONTAINERS & PACKAGING — 1.1%
AptarGroup, Inc.	4,382	229,354
Packaging Corp. of America	6,157	172,334
Rock-Tenn Co. (Class A)	4,518	299,724
Silgan Holdings, Inc.	2,943	120,575

		821,987

DISTRIBUTORS — 0.6%
LKQ Corp. (a)	17,894	466,854

DIVERSIFIED CONSUMER SERVICES — 1.3%
ITT Educational Services, Inc. (a)(b)	2,843	222,436
Service Corp. International	15,200	177,536
Sotheby’s (b)	8,239	358,396
Strayer Education, Inc. (b)	1,545	195,273

		953,641

DIVERSIFIED FINANCIAL SERVICES — 0.7%
MSCI, Inc. (Class A) (a)	14,748	555,705

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
tw telecom, Inc. (a)	18,476	379,312

ELECTRIC UTILITIES — 0.3%
DPL, Inc.	6,905	208,255

ELECTRICAL EQUIPMENT — 2.0%
Acuity Brands, Inc. (b)	1,959	109,273
AMETEK, Inc.	12,362	555,054
Hubbell, Inc. (Class B)	3,882	252,136
Regal-Beloit Corp.	1,913	127,731
Thomas & Betts Corp. (a)	4,074	219,385
Woodward, Inc. (b)	7,215	251,515

		1,515,094

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.1%
Itron, Inc. (a)(b)	3,461	166,682
Mettler-Toledo International, Inc. (a)(b)	3,974	670,295
National Instruments Corp.	5,825	172,944
Trimble Navigation, Ltd. (a)	9,421	373,448
Vishay Intertechnology, Inc. (a)(b)	11,845	178,149

		1,561,518

ENERGY EQUIPMENT & SERVICES — 3.9%
Atwood Oceanics, Inc. (a)	6,863	302,864
CARBO Ceramics, Inc. (b)	2,355	383,747
Dresser-Rand Group, Inc. (a)(b)	9,755	524,331
Dril-Quip, Inc. (a)(b)	4,221	286,310
Oceaneering International, Inc.	13,239	536,180

See accompanying notes to financial statements.

38

SPDR S&P 400 Mid Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Oil States International, Inc. (a)(b)	6,213	$496,481
Superior Energy Services, Inc. (a)	9,692	359,961

		2,889,874

FOOD PRODUCTS — 2.6%
Corn Products International, Inc.	5,087	281,209
Flowers Foods, Inc.	7,366	162,347
Green Mountain Coffee Roasters, Inc. (a)(b)	15,261	1,362,197
Lancaster Colony Corp. (b)	1,326	80,647
Tootsie Roll Industries, Inc. (b)	1,373	40,174

		1,926,574

GAS UTILITIES — 0.5%
National Fuel Gas Co.	5,206	378,997

HEALTH CARE EQUIPMENT & SUPPLIES — 4.6%
Gen-Probe, Inc. (a)	5,874	406,187
Hill-Rom Holdings, Inc. (b)	3,025	139,271
Hologic, Inc. (a)	10,965	221,164
IDEXX Laboratories, Inc. (a)(b)	7,005	543,308
Immucor, Inc. (a)	5,212	106,429
Kinetic Concepts, Inc. (a)(b)	7,576	436,605
Masimo Corp. (b)	4,421	131,215
ResMed, Inc. (a)(b)	18,707	578,982
STERIS Corp. (b)	3,645	127,502
The Cooper Cos., Inc.	5,773	457,453
Thoratec Corp. (a)(b)	7,037	230,954

		3,379,070

HEALTH CARE PROVIDERS & SERVICES — 3.7%
Catalyst Health Solutions, Inc. (a)	6,036	336,930
Health Management Associates, Inc. (Class A) (a)	31,104	335,301
Henry Schein, Inc. (a)(b)	6,060	433,835
Lincare Holdings, Inc. (b)	11,651	341,025
MEDNAX, Inc. (a)	5,832	421,012
Universal Health Services, Inc. (Class B)	11,998	618,257
VCA Antech, Inc. (a)(b)	5,341	113,229
WellCare Health Plans, Inc. (a)(b)	2,652	136,339

		2,735,928

HEALTH CARE TECHNOLOGY — 0.6%
Allscripts Healthcare Solutions, Inc. (a)	23,160	449,767

HOTELS, RESTAURANTS & LEISURE — 2.0%
Bally Technologies, Inc. (a)	5,305	215,808
Brinker International, Inc.	5,116	125,137
Life Time Fitness, Inc. (a)(b)	5,175	206,534
Panera Bread Co. (Class A) (a)(b)	3,741	470,094
The Cheesecake Factory, Inc. (a)(b)	7,170	224,923
WMS Industries, Inc. (a)(b)	7,000	215,040

		1,457,536

HOUSEHOLD DURABLES — 0.7%
Tupperware Brands Corp.	7,602	512,755

HOUSEHOLD PRODUCTS — 0.8%
Church & Dwight Co., Inc. (b)	8,738	354,238
Energizer Holdings, Inc. (a)	3,674	265,851

		620,089

INSURANCE — 0.6%
Arthur J. Gallagher & Co. (b)	5,776	164,847
Aspen Insurance Holdings, Ltd.	3,787	97,439
Brown & Brown, Inc.	6,619	169,844

		432,130

INTERNET SOFTWARE & SERVICES — 1.8%
Digital River, Inc. (a)(b)	4,799	154,336
Equinix, Inc. (a)	5,762	582,077
Rackspace Hosting, Inc. (a)(b)	12,116	517,838
ValueClick, Inc. (a)(b)	6,251	103,767

		1,358,018

IT SERVICES — 3.7%
Acxiom Corp. (a)(b)	4,356	57,107
Alliance Data Systems Corp. (a)	6,253	588,220
Broadridge Financial Solutions, Inc. (b)	7,670	184,617
DST Systems, Inc.	2,179	115,051
Gartner, Inc. (a)	10,495	422,843
Global Payments, Inc.	9,810	500,310
Jack Henry & Associates, Inc. (b)	10,572	317,266
Lender Processing Services, Inc.	10,624	222,148
ManTech International Corp. (Class A) (b)	1,421	63,121
NeuStar, Inc. (Class A) (a)	9,038	236,795

		2,707,478

LEISURE EQUIPMENT & PRODUCTS — 0.6%
Polaris Industries, Inc.	4,228	470,027

LIFE SCIENCES TOOLS & SERVICES — 1.2%
Bio-Rad Laboratories, Inc. (Class A) (a)	1,394	166,388
Charles River Laboratories International, Inc. (a)	2,851	115,893
Covance, Inc. (a)	4,183	248,345
Pharmaceutical Product Development, Inc.	5,438	145,956
Techne Corp.	2,673	222,848

		899,430

MACHINERY — 5.8%
AGCO Corp. (a)	6,049	298,579
Bucyrus International, Inc.	9,944	911,467
Crane Co.	3,355	165,771
Donaldson Co., Inc.	5,051	306,495
Gardner Denver, Inc.	6,381	536,323
Graco, Inc. (b)	3,554	180,046
IDEX Corp. (b)	5,683	260,565
Kennametal, Inc.	3,316	139,968
Lincoln Electric Holdings, Inc. (b)	3,644	130,637
Nordson Corp.	4,858	266,461
Oshkosh Corp. (a)(b)	6,155	178,126
SPX Corp. (b)	3,043	251,534
The Timken Co.	4,825	243,180
Valmont Industries, Inc.	1,761	169,743
Wabtec Corp.	3,456	227,128

		4,266,023

MARINE — 0.3%
Kirby Corp. (a)(b)	3,631	205,769

See accompanying notes to financial statements.

39

SPDR S&P 400 Mid Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

MEDIA — 1.2%
AMC Networks, Inc. (Class A) (a)	7,000	$304,360
DreamWorks Animation SKG, Inc. (Class A) (a)(b)	8,717	175,212
John Wiley & Sons, Inc. (Class A) (b)	3,458	179,850
Lamar Advertising Co. (Class A) (a)(b)	7,078	193,725
Meredith Corp. (b)	1,849	57,559

		910,706

METALS & MINING — 0.6%
Carpenter Technology Corp.	1,989	114,726
Compass Minerals International, Inc.	3,974	342,042

		456,768

MULTI-UTILITIES — 0.1%
Black Hills Corp. (b)	2,465	74,172

MULTILINE RETAIL — 1.4%
99 Cents Only Stores (a)	2,939	59,485
Dollar Tree, Inc. (a)	14,942	995,436

		1,054,921

OFFICE ELECTRONICS — 0.4%
Zebra Technologies Corp. (Class A)	6,722	283,467

OIL, GAS & CONSUMABLE FUELS — 2.9%
Arch Coal, Inc.	11,911	317,547
Bill Barrett Corp. (a)(b)	5,794	268,552
Cimarex Energy Co.	6,063	545,185
Forest Oil Corp. (a)	6,159	164,507
Northern Oil and Gas, Inc. (a)(b)	6,729	149,047
Patriot Coal Corp. (a)	5,588	124,389
Quicksilver Resources, Inc. (a)(b)	14,525	214,389
SM Energy Co. (b)	4,514	331,689

		2,115,305

PAPER & FOREST PRODUCTS — 0.4%
Domtar Corp.	3,504	331,899

PHARMACEUTICALS — 2.4%
Endo Pharmaceuticals Holdings, Inc. (a)	14,274	573,386
Medicis Pharmaceutical Corp. (Class A) (b)	7,594	289,863
Perrigo Co.	10,203	896,538

		1,759,787

PROFESSIONAL SERVICES — 0.5%
FTI Consulting, Inc. (a)(b)	2,707	102,704
The Corporate Executive Board Co. (b)	2,463	107,510
Towers Watson & Co. (Class A)	2,217	145,679

		355,893

REAL ESTATE INVESTMENT TRUSTS — 8.3%
Alexandria Real Estate Equities, Inc.	3,085	238,841
BRE Properties, Inc.	4,491	224,011
Camden Property Trust	4,229	269,049
Corporate Office Properties Trust (b)	8,692	270,408
Duke Realty Corp. (b)	10,896	152,653
Essex Property Trust, Inc.	2,028	274,368
Federal Realty Investment Trust	4,090	348,386
Highwoods Properties, Inc. (b)	3,598	119,202
Liberty Property Trust (b)	5,685	185,217
Mack-Cali Realty Corp. (b)	3,504	115,422
Nationwide Health Properties, Inc.	8,807	364,698
OMEGA Healthcare Investors, Inc. (b)	6,439	135,283
Potlatch Corp. (b)	1,610	56,785
Rayonier, Inc.	4,734	309,367
Realty Income Corp. (b)	9,946	333,091
Regency Centers Corp. (b)	4,642	204,109
Senior Housing Properties Trust	8,373	196,012
SL Green Realty Corp. (b)	10,186	844,114
Taubman Centers, Inc.	5,018	297,066
The Macerich Co.	16,006	856,321
UDR, Inc. (b)	10,739	263,642
Weingarten Realty Investors (b)	4,928	123,988

		6,182,033

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.7%
Jones Lang LaSalle, Inc.	5,266	496,584

ROAD & RAIL — 1.0%
J.B. Hunt Transport Services, Inc. (b)	5,606	263,987
Kansas City Southern (a)	6,070	360,133
Landstar System, Inc. (b)	2,088	97,050

		721,170

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.0%
Atmel Corp. (a)	56,020	788,201
Cree, Inc. (a)(b)	13,458	452,054
Cypress Semiconductor Corp. (a)(b)	20,570	434,850
Fairchild Semiconductor International, Inc. (a)	8,873	148,268
International Rectifier Corp. (a)	3,981	111,349
Lam Research Corp. (a)	7,702	341,045
RF Micro Devices, Inc. (a)(b)	34,091	208,637
Semtech Corp. (a)(b)	7,854	214,728
Silicon Laboratories, Inc. (a)(b)	5,469	225,651
Skyworks Solutions, Inc. (a)	22,873	525,622
Varian Semiconductor Equipment Associates, Inc. (a)	4,642	285,204

		3,735,609

SOFTWARE — 7.7%
ACI Worldwide, Inc. (a)	4,072	137,511
Advent Software, Inc. (a)(b)	4,014	113,074
Ansys, Inc. (a)	11,253	615,201
Cadence Design Systems, Inc. (a)(b)	15,322	161,800
Concur Technologies, Inc. (a)(b)	5,779	289,355
Factset Research Systems, Inc. (b)	5,661	579,233
Fair Isaac Corp. (b)	1,730	52,246
Informatica Corp. (a)(b)	12,932	755,617
Mentor Graphics Corp. (a)	4,734	60,643
MICROS Systems, Inc. (a)	9,936	493,919
Parametric Technology Corp. (a)	7,456	170,966
Quest Software, Inc. (a)(b)	7,490	170,248
Rovi Corp. (a)(b)	13,831	793,346
Solera Holdings, Inc.	8,644	511,379
Synopsys, Inc. (a)	9,563	245,865
TIBCO Software, Inc. (a)	19,793	574,393

		5,724,796

SPECIALTY RETAIL — 5.5%
Advance Auto Parts, Inc. (b)	9,328	545,595

See accompanying notes to financial statements.

40

SPDR S&P 400 Mid Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Aeropostale, Inc. (a)(b)	9,858	$172,515
American Eagle Outfitters, Inc. (b)	10,228	130,407
ANN, Inc. (a)(b)	6,403	167,118
Ascena Retail Group, Inc. (a)(b)	8,381	285,373
Chico’s FAS, Inc.	21,514	327,658
Dick’s Sporting Goods, Inc. (a)(b)	11,130	427,949
Guess?, Inc.	7,764	326,554
PetSmart, Inc.	13,850	628,374
Tractor Supply Co.	8,849	591,821
Williams-Sonoma, Inc. (b)	12,883	470,101

		4,073,465

TEXTILES, APPAREL & LUXURY GOODS — 3.4%
Deckers Outdoor Corp. (a)	4,736	417,431
Fossil, Inc. (a)	6,149	723,860
Hanesbrands, Inc. (a)	4,263	121,709
Phillips-Van Heusen Corp.	8,240	539,473
The Timberland Co. (Class A) (a)(b)	2,366	101,667
The Warnaco Group, Inc. (a)(b)	5,400	282,150
Under Armour, Inc. (Class A) (a)	4,356	336,762

		2,523,052

TRADING COMPANIES & DISTRIBUTORS — 0.5%
MSC Industrial Direct Co., Inc. (Class A)	3,186	211,263
United Rentals, Inc. (a)(b)	3,025	76,835
Watsco, Inc.	1,230	83,628

		371,726

WATER UTILITIES — 0.3%
Aqua America, Inc. (b)	8,719	191,644

TOTAL COMMON STOCKS —
(Cost $67,973,739)		74,136,295

SHORT TERM INVESTMENTS — 18.9%
MONEY MARKET FUNDS — 18.9%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	13,974,938	13,974,938
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	69,605	69,605

TOTAL SHORT TERM INVESTMENTS —
(Cost $14,044,543)		14,044,543

TOTAL INVESTMENTS — 118.9% (f)
(Cost $82,018,282)		88,180,838
OTHER ASSETS & LIABILITIES — (18.9)%		(14,040,341)

NET ASSETS — 100.0%		$74,140,497

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at June 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

41

SPDR S&P 400 Mid Cap Value ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 0.5%
Alliant Techsystems, Inc.	1,307	$93,228
Huntington Ingalls Industries, Inc. (a)(b)	743	25,634

		118,862

AIR FREIGHT & LOGISTICS — 0.2%
UTI Worldwide, Inc. (a)	2,581	50,820

AIRLINES — 0.4%
Alaska Air Group, Inc. (a)(b)	556	38,064
JetBlue Airways Corp. (a)(b)	7,855	47,915

		85,979

AUTO COMPONENTS — 0.6%
BorgWarner, Inc. (a)(b)	1,745	140,979

AUTOMOBILES — 0.2%
Thor Industries, Inc. (a)	1,639	47,269

BIOTECHNOLOGY — 1.0%
Vertex Pharmaceuticals, Inc. (b)	4,207	218,722

BUILDING PRODUCTS — 0.2%
Lennox International, Inc. (a)	1,036	44,620

CAPITAL MARKETS — 2.2%
Affiliated Managers Group, Inc. (b)	874	88,667
Apollo Investment Corp. (a)	7,516	76,738
Eaton Vance Corp. (a)	1,796	54,293
Greenhill & Co., Inc. (a)	511	27,502
Jefferies Group, Inc. (a)	3,479	70,972
Raymond James Financial, Inc.	3,838	123,392
SEI Investments Co. (a)	2,802	63,073

		504,637

CHEMICALS — 3.9%
Ashland, Inc. (a)	3,069	198,319
Cabot Corp.	2,561	102,107
Cytec Industries, Inc. (a)	1,928	110,262
Minerals Technologies, Inc. (a)	705	46,734
Olin Corp. (a)	3,080	69,793
RPM International, Inc.	5,024	115,653
Sensient Technologies Corp. (a)	1,920	71,174
The Scotts Miracle-Gro Co. (Class A) (a)	856	43,921
Valspar Corp. (a)	3,641	131,295

		889,258

COMMERCIAL BANKS — 6.6%
Associated Banc-Corp. (a)	6,622	92,046
BancorpSouth, Inc. (a)	2,792	34,649
Bank of Hawaii Corp. (a)	1,202	55,917
Cathay General Bancorp (a)	3,043	49,875
City National Corp. (a)	1,824	98,952
Commerce Bancshares, Inc. (a)	2,994	128,742
Cullen/Frost Bankers, Inc. (a)	2,369	134,678
East West Bancorp, Inc. (a)	5,672	114,631
FirstMerit Corp. (a)	4,161	68,698
Fulton Financial Corp. (a)	7,629	81,706
Hancock Holding Co. (a)	3,200	99,136
International Bancshares Corp. (a)	1,992	33,326
Prosperity Bancshares, Inc. (a)	1,830	80,191
SVB Financial Group (a)(b)	1,066	63,651
Synovus Financial Corp.	30,038	62,479
TCF Financial Corp.	6,077	83,863
Trustmark Corp. (a)	2,198	51,455
Valley National Bancorp (a)	6,509	88,587
Webster Financial Corp. (a)	2,772	58,267
Westamerica Bancorporation (a)	627	30,880

		1,511,729

COMMERCIAL SERVICES & SUPPLIES — 1.5%
Clean Harbors, Inc. (a)(b)	504	52,038
Corrections Corp. of America (b)	1,792	38,797
Deluxe Corp. (a)	1,198	29,603
Herman Miller, Inc. (a)	1,348	36,692
HNI Corp. (a)	1,667	41,875
Mine Safety Appliances Co. (a)	1,202	44,883
The Brink’s Co. (a)	1,798	53,634
Waste Connections, Inc. (a)	1,797	57,019

		354,541

COMMUNICATIONS EQUIPMENT — 0.2%
Ciena Corp. (a)(b)	1,801	33,102
Plantronics, Inc. (a)	673	24,585

		57,687

COMPUTERS & PERIPHERALS — 0.8%
Diebold, Inc. (a)	2,535	78,610
NCR Corp. (b)	6,065	114,568

		193,178

CONSTRUCTION & ENGINEERING — 2.6%
Aecom Technology Corp. (a)(b)	4,605	125,901
Granite Construction, Inc. (a)	1,313	32,208
KBR, Inc.	5,788	218,150
The Shaw Group, Inc. (b)	2,725	82,322
URS Corp. (b)	3,057	136,770

		595,351

CONSTRUCTION MATERIALS — 0.4%
Martin Marietta Materials, Inc.	1,175	93,965

CONTAINERS & PACKAGING — 2.5%
AptarGroup, Inc.	1,235	64,640
Greif, Inc. (Class A) (a)	1,221	79,402
Packaging Corp. of America (a)	1,888	52,845
Rock-Tenn Co. (Class A) (a)	1,225	81,266
Silgan Holdings, Inc. (a)	980	40,151
Sonoco Products Co. (a)	3,875	137,717
Temple-Inland, Inc. (a)	4,140	123,124

		579,145

DIVERSIFIED CONSUMER SERVICES — 0.8%
Career Education Corp. (a)(b)	2,355	49,808
Matthews International Corp. (Class A) (a)	1,163	46,695
Regis Corp. (a)	2,246	34,409
Service Corp. International	4,358	50,901

		181,813

ELECTRIC UTILITIES — 3.2%
Cleco Corp. (a)	2,361	82,281
DPL, Inc.	2,361	71,208
Great Plains Energy, Inc.	5,184	107,464
Hawaiian Electric Industries, Inc. (a)	3,685	88,661

See accompanying notes to financial statements.

42

SPDR S&P 400 Mid Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

IDACORP, Inc. (a)	1,914	$75,603
NV Energy, Inc.	9,097	139,639
PNM Resources, Inc. (a)	3,266	54,673
Westar Energy, Inc.	4,341	116,816

		736,345

ELECTRICAL EQUIPMENT — 1.5%
Acuity Brands, Inc. (a)	1,045	58,290
AMETEK, Inc.	2,328	104,527
Hubbell, Inc. (Class B)	1,116	72,484
Regal-Beloit Corp. (a)	880	58,758
Thomas & Betts Corp. (b)	742	39,957

		334,016

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.3%
Arrow Electronics, Inc. (a)(b)	4,511	187,207
Avnet, Inc. (b)	5,828	185,797
Ingram Micro, Inc. (Class A) (a)(b)	6,178	112,069
Itron, Inc. (a)(b)	483	23,261
National Instruments Corp. (a)	1,602	47,563
Tech Data Corp. (a)(b)	1,825	89,224
Trimble Navigation, Ltd. (a)(b)	1,768	70,084
Vishay Intertechnology, Inc. (a)(b)	2,632	39,585

		754,790

ENERGY EQUIPMENT & SERVICES — 2.2%
Exterran Holdings, Inc. (a)(b)	2,392	47,433
Helix Energy Solutions Group, Inc. (b)	4,082	67,598
Patterson-UTI Energy, Inc.	5,900	186,499
Tidewater, Inc. (a)	1,991	107,136
Unit Corp. (a)(b)	1,559	94,990

		503,656

FOOD & STAPLES RETAILING — 0.8%
BJ’s Wholesale Club, Inc. (b)	2,136	107,548
Ruddick Corp. (a)	1,645	71,623

		179,171

FOOD PRODUCTS — 2.1%
Corn Products International, Inc.	1,327	73,356
Flowers Foods, Inc. (a)	2,036	44,873
Lancaster Colony Corp. (a)	313	19,037
Ralcorp Holdings, Inc. (b)	2,134	184,762
Smithfield Foods, Inc. (b)	6,357	139,028
Tootsie Roll Industries, Inc.	532	15,566

		476,622

GAS UTILITIES — 3.0%
AGL Resources, Inc.	3,050	124,166
Atmos Energy Corp. (a)	3,515	116,874
National Fuel Gas Co. (a)	1,546	112,549
Questar Corp. (a)	6,793	120,304
UGI Corp. (a)	4,243	135,309
WGL Holdings, Inc. (a)	1,978	76,133

		685,335

HEALTH CARE EQUIPMENT & SUPPLIES — 1.7%
Hill-Rom Holdings, Inc. (a)	1,493	68,738
Hologic, Inc. (a)(b)	6,628	133,687
Immucor, Inc. (b)	1,073	21,911
Masimo Corp. (a)	915	27,157
STERIS Corp. (a)	1,176	41,136
Teleflex, Inc. (a)	1,565	95,559

		388,188

HEALTH CARE PROVIDERS & SERVICES — 3.3%
Community Health Systems, Inc. (a)(b)	3,629	93,193
Health Net, Inc. (b)	3,518	112,893
Henry Schein, Inc. (a)(b)	1,653	118,338
Kindred Healthcare, Inc. (a)(b)	2,020	43,369
LifePoint Hospitals, Inc. (a)(b)	2,016	78,785
Omnicare, Inc. (a)	4,407	140,539
Owens & Minor, Inc. (a)	2,485	85,708
VCA Antech, Inc. (a)(b)	1,684	35,701
WellCare Health Plans, Inc. (a)(b)	800	41,128

		749,654

HOTELS, RESTAURANTS & LEISURE — 0.9%
Bob Evans Farms, Inc. (a)	1,167	40,810
Brinker International, Inc. (a)	1,668	40,799
International Speedway Corp. (Class A) (a)	1,118	31,762
Scientific Games Corp. (Class A) (b)	2,390	24,713
Wendy’s/Arby’s Group, Inc. (Class A) (a)	12,497	63,360

		201,444

HOUSEHOLD DURABLES — 2.4%
American Greetings Corp. (Class A) (a)	1,580	37,983
KB HOME (a)	2,804	27,423
M.D.C. Holdings, Inc. (a)	1,436	35,383
Mohawk Industries, Inc. (a)(b)	2,200	131,978
NVR, Inc. (b)	230	166,860
Ryland Group, Inc. (a)	1,675	27,688
Toll Brothers, Inc. (a)(b)	5,578	115,688

		543,003

HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc. (a)	2,760	111,890
Energizer Holdings, Inc. (b)	1,544	111,724

		223,614

INDUSTRIAL CONGLOMERATES — 0.5%
Carlisle Cos., Inc. (a)	2,387	117,512

INSURANCE — 7.3%
American Financial Group, Inc.	2,933	104,679
Arthur J. Gallagher & Co. (a)	2,396	68,382
Aspen Insurance Holdings, Ltd. (a)	1,503	38,672
Brown & Brown, Inc.	2,442	62,662
Everest Re Group, Ltd.	2,113	172,738
Fidelity National Financial, Inc. (Class A) (a)	8,594	135,270
First American Financial Corp. (a)	3,982	62,318
HCC Insurance Holdings, Inc.	4,319	136,048
Mercury General Corp.	1,397	55,167
Old Republic International Corp. (a)	9,814	115,314
Protective Life Corp.	3,317	76,722
Reinsurance Group of America, Inc.	2,887	175,703
StanCorp Financial Group, Inc. (a)	1,769	74,634
The Hanover Insurance Group, Inc.	1,773	66,860
Transatlantic Holdings, Inc.	2,417	118,457
Unitrin, Inc. (a)	1,922	57,026

See accompanying notes to financial statements.

43

SPDR S&P 400 Mid Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

W.R. Berkley Corp. (a)	4,420	$143,385

		1,664,037

INTERNET SOFTWARE & SERVICES — 0.4%
AOL, Inc. (a)(b)	4,084	81,108
ValueClick, Inc. (a)(b)	1,027	17,048

		98,156

IT SERVICES — 1.4%
Acxiom Corp. (a)(b)	1,767	23,165
Broadridge Financial Solutions, Inc.	2,347	56,492
Convergys Corp. (a)(b)	4,624	63,071
CoreLogic, Inc. (b)	4,165	69,597
DST Systems, Inc.	678	35,799
ManTech International Corp. (Class A) (a)	440	19,545
SRA International, Inc. (Class A) (a)(b)	1,652	51,080

		318,749

LEISURE EQUIPMENT & PRODUCTS — 0.2%
Eastman Kodak Co. (a)(b)	10,410	37,268

LIFE SCIENCES TOOLS & SERVICES — 1.2%
Bio-Rad Laboratories, Inc. (Class A) (b)	322	38,434
Charles River Laboratories International, Inc. (b)	1,110	45,121
Covance, Inc. (a)(b)	1,035	61,448
Pharmaceutical Product Development, Inc.	2,613	70,133
Techne Corp.	600	50,022

		265,158

MACHINERY — 5.8%
AGCO Corp. (b)	1,745	86,133
Crane Co.	730	36,069
Donaldson Co., Inc.	1,361	82,586
Graco, Inc. (a)	1,221	61,856
Harsco Corp.	3,050	99,430
IDEX Corp. (a)	1,422	65,199
Kennametal, Inc. (a)	2,054	86,699
Lincoln Electric Holdings, Inc.	2,144	76,862
Nordson Corp. (a)	1,124	61,651
Oshkosh Corp. (a)(b)	1,556	45,031
Pentair, Inc. (a)	3,746	151,189
SPX Corp. (a)	1,005	83,073
Terex Corp. (a)(b)	4,251	120,941
The Timken Co.	1,603	80,791
Trinity Industries, Inc. (a)	3,092	107,849
Valmont Industries, Inc.	272	26,218
Wabtec Corp.	772	50,736

		1,322,313

MARINE — 0.6%
Alexander & Baldwin, Inc. (a)	1,602	77,152
Kirby Corp. (a)(b)	904	51,230

		128,382

MEDIA — 0.5%
John Wiley & Sons, Inc. (Class A) (a)	721	37,499
Meredith Corp. (a)	796	24,779
Scholastic Corp. (a)	911	24,233
The New York Times Co. (Class A) (a)(b)	4,558	39,746

		126,257

METALS & MINING — 2.0%
Carpenter Technology Corp.	1,074	61,948
Commercial Metals Co. (a)	4,424	63,484
Reliance Steel & Aluminum Co. (a)	2,918	144,879
Steel Dynamics, Inc. (a)	8,406	136,597
Worthington Industries, Inc. (a)	2,165	50,012

		456,920

MULTI-UTILITIES — 3.6%
Alliant Energy Corp.	4,304	175,001
Black Hills Corp. (a)	752	22,628
MDU Resources Group, Inc. (a)	7,220	162,450
NSTAR (a)	3,946	181,437
OGE Energy Corp.	3,790	190,713
Vectren Corp.	3,097	86,282

		818,511

MULTILINE RETAIL — 0.4%
99 Cents Only Stores (a)(b)	874	17,690
Saks, Inc. (b)	6,250	69,812

		87,502

OIL, GAS & CONSUMABLE FUELS — 5.8%
Arch Coal, Inc.	4,408	117,517
Cimarex Energy Co.	1,404	126,248
Comstock Resources, Inc. (a)(b)	1,842	53,031
Energen Corp.	2,815	159,048
Forest Oil Corp. (b)	2,483	66,321
Frontier Oil Corp.	4,135	133,602
Hollyfrontier Corp.	2,000	138,800
Overseas Shipholding Group, Inc. (a)	1,042	28,071
Patriot Coal Corp. (a)(b)	1,787	39,779
Plains Exploration & Production Co. (b)	5,451	207,792
SM Energy Co. (a)	1,044	76,713
Southern Union Co. (a)	4,754	190,873

		1,337,795

PAPER & FOREST PRODUCTS — 0.4%
Domtar Corp.	472	44,708
Louisiana-Pacific Corp. (a)(b)	5,129	41,750

		86,458

PROFESSIONAL SERVICES — 1.5%
FTI Consulting, Inc. (a)(b)	754	28,607
Korn/Ferry International (a)(b)	1,825	40,132
Manpower, Inc. (a)	3,179	170,553
The Corporate Executive Board Co. (a)	562	24,531
Towers Watson & Co. (Class A) (a)	1,069	70,244

		334,067

REAL ESTATE INVESTMENT TRUSTS — 7.2%
Alexandria Real Estate Equities, Inc.	1,406	108,853
BRE Properties, Inc.	1,399	69,782
Camden Property Trust	1,378	87,668
Cousins Properties, Inc. (a)	4,003	34,186
Duke Realty Corp.	6,282	88,011
Equity One, Inc. (a)	2,347	43,748
Essex Property Trust, Inc. (a)	621	84,015

See accompanying notes to financial statements.

44

SPDR S&P 400 Mid Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Federal Realty Investment Trust (a)	1,108	$94,379
Highwoods Properties, Inc. (a)	1,659	54,963
Hospitality Properties Trust (a)	4,707	114,145
Liberty Property Trust (a)	2,682	87,380
Mack-Cali Realty Corp. (a)	2,278	75,037
Nationwide Health Properties, Inc. (a)	2,128	88,121
OMEGA Healthcare Investors, Inc. (a)	1,892	39,751
Potlatch Corp. (a)	1,042	36,751
Rayonier, Inc. (a)	1,649	107,762
Realty Income Corp. (a)	1,767	59,177
Regency Centers Corp. (a)	2,028	89,171
Senior Housing Properties Trust (a)	3,057	71,564
Taubman Centers, Inc. (a)	562	33,270
UDR, Inc.	3,884	95,352
Weingarten Realty Investors (a)	3,061	77,015

		1,640,101

ROAD & RAIL — 1.7%
Con-way, Inc.	2,156	83,675
J.B. Hunt Transport Services, Inc. (a)	1,601	75,391
Kansas City Southern (b)	2,337	138,654
Landstar System, Inc.	1,202	55,869
Werner Enterprises, Inc. (a)	1,743	43,662

		397,251

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.6%
Fairchild Semiconductor International, Inc. (b)	2,087	34,874
Integrated Device Technology, Inc. (b)	5,635	44,291
International Rectifier Corp. (b)	1,438	40,221
Intersil Corp. (Class A)	4,800	61,680
Lam Research Corp. (a)(b)	2,368	104,855
Varian Semiconductor Equipment Associates, Inc. (b)	1,454	89,334

		375,255

SOFTWARE — 1.1%
Cadence Design Systems, Inc. (a)(b)	5,607	59,210
Fair Isaac Corp. (a)	1,012	30,562
Mentor Graphics Corp. (b)	2,814	36,047
Parametric Technology Corp. (a)(b)	2,243	51,432
Synopsys, Inc. (b)	2,680	68,903

		246,154

SPECIALTY RETAIL — 2.2%
Aaron’s, Inc.	2,802	79,185
American Eagle Outfitters, Inc. (a)	4,277	54,532
Barnes & Noble, Inc. (a)	1,523	25,251
Collective Brands, Inc. (a)(b)	2,390	35,109
Foot Locker, Inc. (a)	5,915	140,540
Office Depot, Inc. (a)(b)	10,732	45,289
RadioShack Corp.	4,100	54,571
Rent-A-Center, Inc. (a)	2,485	75,942

		510,419

TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Hanesbrands, Inc. (b)	2,374	67,778
The Timberland Co. (Class A) (a)(b)	765	32,872

		100,650

THRIFTS & MORTGAGE FINANCE — 2.3%
Astoria Financial Corp. (a)	3,206	41,005
First Niagara Financial Group, Inc. (a)	11,686	154,255
New York Community Bancorp, Inc. (a)	16,875	252,956
Washington Federal, Inc. (a)	4,281	70,337

		518,553

TOBACCO — 0.1%
Universal Corp. (a)	901	33,941

TRADING COMPANIES & DISTRIBUTORS — 0.9%
GATX Corp. (a)	1,818	67,484
MSC Industrial Direct Co., Inc. (Class A)	744	49,335
United Rentals, Inc. (a)(b)	1,356	34,442
Watsco, Inc. (a)	686	46,641

		197,902

WATER UTILITIES — 0.2%
Aqua America, Inc. (a)	2,557	56,203

WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Telephone & Data Systems, Inc. (a)	3,477	108,065

TOTAL COMMON STOCKS —
(Cost $21,186,506)		22,827,972

SHORT TERM INVESTMENTS — 28.1%
MONEY MARKET FUNDS — 28.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	6,382,274	6,382,274
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	34,030	34,030

TOTAL SHORT TERM INVESTMENTS —
(Cost $6,416,304)		6,416,304

TOTAL INVESTMENTS — 127.9% (f)
(Cost $27,602,810)		29,244,276
OTHER ASSETS & LIABILITIES — (27.9)%		(6,373,355)

NET ASSETS — 100.0%		$22,870,921

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

45

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 2.7%
AAR Corp. (a)	6,026	$163,244
Aerovironment, Inc. (a)(b)	2,327	82,260
American Science & Engineering, Inc. (a)	1,389	111,120
Ceradyne, Inc. (b)	3,833	149,449
Cubic Corp.	2,425	123,651
Curtiss-Wright Corp. (a)	7,089	229,471
Esterline Technologies Corp. (a)(b)	4,710	359,844
GenCorp, Inc. (a)(b)	8,877	56,990
Moog, Inc. (Class A) (a)(b)	7,061	307,295
National Presto Industries, Inc. (a)	788	79,974
Orbital Sciences Corp. (b)	8,855	149,207
Teledyne Technologies, Inc. (b)	5,654	284,735

		2,097,240

AIR FREIGHT & LOGISTICS — 0.5%
Forward Air Corp. (a)	4,523	152,832
HUB Group, Inc. (Class A) (b)	5,741	216,206

		369,038

AIRLINES — 0.3%
Allegiant Travel Co. (b)	2,341	115,879
SkyWest, Inc. (a)	8,249	124,230

		240,109

AUTO COMPONENTS — 0.3%
Drew Industries, Inc. (a)	2,909	71,911
Spartan Motors, Inc. (a)	4,866	26,276
Standard Motor Products, Inc.	2,899	44,152
Superior Industries International, Inc. (a)	3,575	79,043

		221,382

AUTOMOBILES — 0.1%
Winnebago Industries, Inc. (a)(b)	4,349	42,011

BEVERAGES — 0.2%
Boston Beer Co., Inc. (Class A) (a)(b)	1,396	125,082

BIOTECHNOLOGY — 1.5%
ArQule, Inc. (a)(b)	6,603	41,269
Cubist Pharmaceuticals, Inc. (a)(b)	9,147	329,200
Emergent Biosolutions, Inc. (a)(b)	3,357	75,700
Regeneron Pharmaceuticals, Inc. (a)(b)	11,413	647,231
Savient Pharmaceuticals, Inc. (a)(b)	10,893	81,589

		1,174,989

BUILDING PRODUCTS — 1.1%
A.O. Smith Corp.	5,135	217,211
AAON, Inc. (a)	2,713	59,252
Apogee Enterprises, Inc. (a)	4,199	53,789
Gibraltar Industries, Inc. (b)	4,807	54,415
Griffon Corp. (a)(b)	7,317	73,755
NCI Building Systems, Inc. (a)(b)	2,545	28,988
Quanex Building Products Corp. (a)	5,708	93,554
Simpson Manufacturing Co., Inc. (a)	6,086	181,789
Universal Forest Products, Inc. (a)	2,923	70,035

		832,788

CAPITAL MARKETS — 1.0%
Calamos Asset Management, Inc. (Class A) (a)	3,000	43,560
Investment Technology Group, Inc. (a)(b)	6,341	88,901
optionsXpress Holdings, Inc. (a)	6,480	108,086
Piper Jaffray Co., Inc. (a)(b)	2,389	68,827
Prospect Capital Corp. (a)	16,510	166,916
Stifel Financial Corp. (a)(b)	8,193	293,801
SWS Group, Inc.	4,344	26,021

		796,112

CHEMICALS — 2.6%
A. Schulman, Inc. (a)	4,847	122,096
American Vanguard Corp. (a)	3,214	41,686
Arch Chemicals, Inc.	3,945	135,866
Balchem Corp. (a)	4,389	192,150
Calgon Carbon Corp. (a)(b)	8,578	145,826
H.B. Fuller Co.	7,591	185,372
Hawkins, Inc. (a)	1,300	47,086
Koppers Holdings, Inc.	3,200	121,376
Kraton Performance Polymers, Inc. (b)	4,900	191,933
LSB Industries, Inc. (a)(b)	2,622	112,536
OM Group, Inc. (b)	4,726	192,065
PolyOne Corp. (a)	14,428	223,201
Quaker Chemical Corp. (a)	1,934	83,181
Stepan Co. (a)	1,169	82,882
STR Holdings, Inc. (a)(b)	6,344	94,653
Zep, Inc.	3,318	62,710

		2,034,619

COMMERCIAL BANKS — 5.4%
Bank of the Ozarks, Inc. (a)	2,026	105,474
Boston Private Financial Holdings, Inc. (a)	11,732	77,197
City Holding Co. (a)	2,312	76,365
Columbia Banking System, Inc. (a)	6,009	103,475
Community Bank System, Inc. (a)	5,596	138,725
F.N.B. Corp.	19,400	200,790
First BanCorp (a)(b)	3,191	13,753
First Commonwealth Financial Corp. (a)	14,683	84,280
First Financial Bancorp. (a)	8,908	148,675
First Financial Bankshares, Inc. (a)	4,819	166,015
First Midwest Bancorp, Inc. (a)	11,353	139,528
Glacier Bancorp, Inc. (a)	10,971	147,889
Hanmi Financial Corp. (a)(b)	22,694	24,283
Home Bancshares, Inc. (a)	3,296	77,917
Independent Bank Corp. (a)	3,221	84,551
Nara Bancorp, Inc. (a)(b)	5,946	48,341
National Penn Bancshares, Inc. (a)	18,739	148,600
NBT Bancorp, Inc. (a)	5,300	117,289
Old National Bancorp (a)	14,434	155,887
PacWest Bancorp (a)	5,000	102,850
Pinnacle Financial Partners, Inc. (a)(b)	5,166	80,383
PrivateBancorp, Inc. (a)	8,931	123,248
S&T Bancorp, Inc. (a)	3,781	70,289
Signature Bank (a)(b)	6,372	364,478
Simmons First National Corp. (a)	2,648	67,948

See accompanying notes to financial statements.

46

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Sterling Bancorp (a)	4,588	$43,540
Sterling Bancshares, Inc. (a)	15,583	127,157
Susquehanna Bancshares, Inc. (a)	19,848	158,784
Texas Capital Bancshares, Inc. (a)(b)	5,721	147,773
Tompkins Financial Corp. (a)	1,277	50,110
UMB Financial Corp. (a)	4,557	190,847
Umpqua Holdings Corp. (a)	17,487	202,325
United Bankshares, Inc.	5,863	143,526
United Community Banks, Inc. (a)(b)	2,830	29,885
Wilshire Bancorp, Inc. (a)(b)	8,642	25,407
Wintrust Financial Corp.	5,309	170,844

		4,158,428

COMMERCIAL SERVICES & SUPPLIES — 2.4%
ABM Industries, Inc. (a)	7,296	170,289
Consolidated Graphics, Inc. (b)	1,468	80,667
G & K Services, Inc. (Class A) (a)	2,883	97,618
Healthcare Services Group, Inc. (a)	10,129	164,596
Interface, Inc. (Class A) (a)	9,995	193,603
Mobile Mini, Inc. (a)(b)	6,839	144,918
Sykes Enterprises, Inc. (b)	6,228	134,089
Tetra Tech, Inc. (a)(b)	9,481	213,323
The Geo Group, Inc. (b)	9,911	228,250
The Standard Register Co.	1,861	5,862
UniFirst Corp.	2,307	129,630
United Stationers, Inc. (a)	7,090	251,199
Viad Corp. (a)	3,136	69,902

		1,883,946

COMMUNICATIONS EQUIPMENT — 2.2%
Arris Group, Inc. (a)(b)	19,014	220,753
Bel Fuse, Inc. (Class B) (a)	1,742	37,784
Black Box Corp. (a)	2,732	85,430
Blue Coat Systems, Inc. (b)	6,697	146,396
Comtech Telecommunications Corp. (a)	3,990	111,880
DG Fastchannel, Inc. (a)(b)	3,715	119,066
Digi International, Inc. (a)(b)	4,029	52,377
EMS Technologies, Inc. (b)	2,318	76,424
Harmonic, Inc. (a)(b)	15,149	109,527
Netgear, Inc. (a)(b)	5,611	245,313
Network Equipment Technologies, Inc. (a)(b)	4,515	9,933
Oplink Communications, Inc. (a)(b)	3,131	58,331
PC-Tel, Inc. (b)	2,778	18,001
Symmetricom, Inc. (b)	6,463	37,679
Tekelec (b)	10,707	97,755
ViaSat, Inc. (a)(b)	6,405	277,144

		1,703,793

COMPUTERS & PERIPHERALS — 0.7%
Avid Technology, Inc. (a)(b)	4,457	83,970
Intermec, Inc. (a)(b)	7,375	81,420
Intevac, Inc. (a)(b)	3,389	34,602
Novatel Wireless, Inc. (a)(b)	4,778	26,184
Stratasys, Inc. (b)	3,262	109,929
Super Micro Computer, Inc. (a)(b)	3,963	63,765
Synaptics, Inc. (b)	5,187	133,513

		533,383

CONSTRUCTION & ENGINEERING — 0.8%
Comfort Systems USA, Inc. (a)	5,834	61,899
Dycom Industries, Inc. (a)(b)	5,179	84,625
EMCOR Group, Inc. (a)(b)	10,249	300,398
Insituform Technologies, Inc. (Class A) (a)(b)	6,038	126,617
Orion Marine Group, Inc. (a)(b)	4,286	40,331

		613,870

CONSTRUCTION MATERIALS — 0.5%
Eagle Materials, Inc. (a)	6,770	188,680
Headwaters, Inc. (a)(b)	9,024	28,245
Texas Industries, Inc. (a)	4,284	178,343

		395,268

CONSUMER FINANCE — 1.1%
Cash America International, Inc. (a)	4,497	260,241
Ezcorp, Inc. (b)	7,666	272,718
First Cash Financial Services, Inc. (a)(b)	4,778	200,628
World Acceptance Corp. (a)(b)	2,359	154,680

		888,267

CONTAINERS & PACKAGING — 0.1%
Myers Industries, Inc. (a)	5,313	54,618

DISTRIBUTORS — 0.3%
Audiovox Corp. (Class A) (a)(b)	2,749	20,783
Pool Corp. (a)	7,488	223,217

		244,000

DIVERSIFIED CONSUMER SERVICES — 1.3%
American Public Education, Inc. (a)(b)	2,761	122,892
Capella Education Co. (b)	2,402	100,524
Coinstar, Inc. (a)(b)	4,813	262,501
Corinthian Colleges, Inc. (a)(b)	13,227	56,347
Hillenbrand, Inc. (a)	9,579	226,543
Lincoln Educational Services Corp. (a)	3,500	60,025
Pre-Paid Legal Services, Inc. (b)	1,487	98,871
Universal Technical Institute, Inc. (a)	3,136	61,999

		989,702

DIVERSIFIED FINANCIAL SERVICES — 0.4%
Interactive Brokers Group, Inc. (Class A)	6,428	100,598
Portfolio Recovery Associates, Inc. (a)(b)	2,637	223,591

		324,189

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Atlantic Tele-Network, Inc. (a)	1,434	55,008
Cbeyond, Inc. (a)(b)	4,747	62,803
Cincinnati Bell, Inc. (a)(b)	30,252	100,437
General Communication, Inc. (Class A) (a)(b)	6,094	73,554
Neutral Tandem, Inc. (a)(b)	4,816	83,895

		375,697

ELECTRIC UTILITIES — 1.2%
ALLETE, Inc. (a)	4,826	198,059
Central Vermont Public Service Corp.	2,085	75,373
El Paso Electric Co. (a)	6,564	212,017

See accompanying notes to financial statements.

47

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

UIL Holdings Corp. (a)	7,788	$251,942
Unisource Energy Corp.	5,626	210,018

		947,409

ELECTRICAL EQUIPMENT — 1.2%
AZZ, Inc. (a)	1,921	87,982
Belden, Inc.	7,289	254,094
Brady Corp. (Class A) (a)	8,046	257,955
Encore Wire Corp. (a)	2,883	69,826
II-VI, Inc. (a)(b)	7,840	200,704
Powell Industries, Inc. (a)(b)	1,362	49,713
Vicor Corp. (a)	3,111	50,305

		970,579

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.0%
Agilysys, Inc. (a)(b)	2,902	24,203
Anixter International, Inc. (a)	4,394	287,104
Benchmark Electronics, Inc. (a)(b)	9,282	153,153
Brightpoint, Inc. (b)	10,418	84,490
Checkpoint Systems, Inc. (a)(b)	6,048	108,138
Cognex Corp. (a)	6,371	225,725
CTS Corp. (a)	5,131	49,617
Daktronics, Inc. (a)	5,306	57,252
DTS Inc. (b)	2,698	109,404
Electro Scientific Industries, Inc. (b)	3,616	69,789
FARO Technologies, Inc. (a)(b)	2,475	108,405
Gerber Scientific, Inc. (a)(b)	3,814	42,450
Insight Enterprises, Inc. (a)(b)	7,138	126,414
Littelfuse, Inc.	3,483	204,522
LoJack Corp. (a)(b)	2,775	12,099
Mercury Computer Systems, Inc. (b)	4,545	84,901
Methode Electronics, Inc. (Class A) (a)	5,533	64,238
MTS Systems Corp. (a)	2,433	101,772
Newport Corp. (a)(b)	5,685	103,296
OSI Systems, Inc. (a)(b)	2,875	123,625
Park Electrochemical Corp. (a)	3,208	89,664
Plexus Corp. (a)(b)	5,764	200,645
Pulse Electronics Corp. (a)	6,192	27,369
RadiSys Corp. (a)(b)	3,598	26,229
Rofin-Sinar Technologies, Inc. (b)	4,349	148,518
Rogers Corp. (b)	2,437	112,589
Scansource, Inc. (a)(b)	4,182	156,741
SYNNEX Corp. (a)(b)	3,669	116,307
TTM Technologies, Inc. (a)(b)	6,701	107,350

		3,126,009

ENERGY EQUIPMENT & SERVICES — 2.5%
Basic Energy Services, Inc. (b)	3,648	114,803
Bristow Group, Inc.	5,593	285,355
Gulf Island Fabrication, Inc.	2,244	72,436
Hornbeck Offshore Services, Inc. (a)(b)	3,541	97,377
ION Geophysical Corp. (a)(b)	23,873	225,839
Lufkin Industries, Inc. (a)	4,669	401,767
Matrix Service Co. (a)(b)	4,018	53,761
OYO Geospace Corp. (a)(b)	700	70,000
Pioneer Drilling Co. (b)	8,269	126,020
SEACOR Holdings, Inc. (a)	3,319	331,767
Tetra Technologies, Inc. (b)	11,681	148,699

		1,927,824

FOOD & STAPLES RETAILING — 1.1%
Casey’s General Stores, Inc. (a)	5,836	256,784
Nash Finch Co. (a)	1,817	65,067
Spartan Stores, Inc. (a)	3,572	69,761
The Andersons, Inc. (a)	2,938	124,130
United Natural Foods, Inc. (a)(b)	7,416	316,441

		832,183

FOOD PRODUCTS — 2.3%
B&G Foods, Inc. (a)	7,300	150,526
Cal-Maine Foods, Inc. (a)	1,999	63,888
Calavo Growers, Inc. (a)	1,825	38,434
Darling International, Inc. (a)(b)	17,978	318,211
Diamond Foods, Inc. (a)	3,374	257,571
Hain Celestial Group, Inc. (a)(b)	6,637	221,410
J&J Snack Foods Corp. (a)	2,240	111,664
Sanderson Farms, Inc. (a)	2,878	137,511
Seneca Foods Corp. (a)(b)	1,443	36,912
Snyders-Lance, Inc.	7,284	157,553
TreeHouse Foods, Inc. (a)(b)	5,457	298,007

		1,791,687

GAS UTILITIES — 1.9%
New Jersey Resources Corp. (a)	6,364	283,898
Northwest Natural Gas Co. (a)	4,076	183,950
Piedmont Natural Gas Co., Inc. (a)	11,105	336,037
South Jersey Industries, Inc. (a)	4,559	247,599
Southwest Gas Corp. (a)	7,058	272,510
The Laclede Group, Inc. (a)	3,460	130,892

		1,454,886

HEALTH CARE EQUIPMENT & SUPPLIES — 3.5%
Abaxis, Inc. (a)(b)	3,446	93,903
Align Technology, Inc. (a)(b)	10,584	241,315
Analogic Corp.	1,940	102,025
Cantel Medical Corp.	1,983	53,363
CONMED Corp. (a)(b)	4,328	123,261
CryoLife, Inc. (a)(b)	4,258	23,845
Cyberonics, Inc. (a)(b)	3,763	105,176
Greatbatch, Inc. (a)(b)	3,619	97,062
Haemonetics Corp. (a)(b)	3,935	253,296
ICU Medical, Inc. (a)(b)	1,848	80,758
Integra LifeSciences Holdings Corp. (b)	3,146	150,410
Invacare Corp. (a)	4,928	163,560
Kensey Nash Corp. (a)(b)	1,311	33,077
Meridian Bioscience, Inc. (a)	6,305	152,014
Merit Medical Systems, Inc. (b)	6,297	113,157
Natus Medical, Inc. (b)	4,355	65,978
Neogen Corp. (a)(b)	3,543	160,179
NuVasive, Inc. (a)(b)	6,100	200,568
Palomar Medical Technologies, Inc. (a)(b)	2,859	32,249
SurModics, Inc. (a)(b)	2,640	29,304
Symmetry Medical, Inc. (b)	5,645	50,636
West Pharmaceutical Services, Inc. (a)	5,145	225,145

See accompanying notes to financial statements.

48

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Zoll Medical Corp. (a)(b)	3,358	$190,264

		2,740,545

HEALTH CARE PROVIDERS & SERVICES — 5.1%
Air Methods Corp. (a)(b)	1,728	129,151
Almost Family, Inc. (a)(b)	1,296	35,510
Amedisys, Inc. (a)(b)	4,553	121,246
AMERIGROUP Corp. (a)(b)	7,615	536,629
AMN Healthcare Services, Inc. (a)(b)	5,890	49,005
AmSurg Corp. (a)(b)	4,784	125,006
Bio-Reference Laboratories, Inc. (a)(b)	3,750	78,375
Centene Corp. (a)(b)	7,672	272,586
Chemed Corp. (a)	3,234	211,892
Corvel Corp. (a)(b)	1,017	47,697
Cross Country Healthcare, Inc. (a)(b)	4,679	35,560
Gentiva Health Services, Inc. (b)	4,656	96,985
Hanger Orthopedic Group, Inc. (a)(b)	5,034	123,182
Healthspring, Inc. (a)(b)	10,368	478,069
Healthways, Inc. (a)(b)	5,143	78,071
HMS Holdings Corp. (b)	4,316	331,771
IPC The Hospitalist Co. (a)(b)	2,500	115,875
Landauer, Inc. (a)	1,433	88,258
LCA-Vision, Inc. (b)	2,784	13,308
LHC Group, Inc. (a)(b)	2,433	56,105
Magellan Health Services, Inc. (b)	4,828	264,285
Medcath Corp. (a)(b)	3,107	42,224
Molina Healthcare, Inc. (b)	3,936	106,744
MWI Veterinary Supply, Inc. (a)(b)	1,923	155,321
PharMerica Corp. (b)	4,397	56,106
PSS World Medical, Inc. (a)(b)	8,444	236,516
The Ensign Group, Inc. (a)	2,006	60,962

		3,946,439

HEALTH CARE TECHNOLOGY — 0.2%
Computer Programs and Systems, Inc.	1,744	110,709
Omnicell, Inc. (a)(b)	5,051	78,745

		189,454

HOTELS, RESTAURANTS & LEISURE — 3.1%
Biglari Holdings, Inc. (a)(b)	225	87,986
BJ’s Restaurants, Inc. (a)(b)	3,551	185,930
Boyd Gaming Corp. (b)	8,600	74,820
Buffalo Wild Wings, Inc. (b)	2,841	188,387
California Pizza Kitchen, Inc. (a)(b)	3,705	68,431
CEC Entertainment, Inc. (a)	3,076	123,378
Cracker Barrel Old Country Store, Inc. (a)	3,531	174,114
DineEquity, Inc. (a)(b)	2,459	128,532
Interval Leisure Group, Inc. (a)(b)	6,164	84,385
Jack in the Box, Inc. (b)	7,627	173,743
Marcus Corp. (a)	3,227	31,883
Monarch Casino & Resort, Inc. (a)(b)	1,731	18,072
Multimedia Games Holding Co., Inc. (a)(b)	4,165	18,951
O’Charleys, Inc. (a)(b)	2,887	21,104
P.F. Chang’s China Bistro, Inc. (a)	3,545	142,651
Papa John’s International, Inc. (b)	3,072	102,175
Peet’s Coffee & Tea, Inc. (a)(b)	1,967	113,496
Pinnacle Entertainment, Inc. (a)(b)	9,386	139,851
Red Robin Gourmet Burgers, Inc. (a)(b)	2,353	85,602
Ruby Tuesday, Inc. (b)	9,969	107,466
Ruth’s Hospitality Group, Inc. (a)(b)	4,633	25,991
Shuffle Master, Inc. (a)(b)	8,253	77,207
Sonic Corp. (a)(b)	9,443	100,379
Texas Roadhouse, Inc. (Class A) (a)	8,918	156,377

		2,430,911

HOUSEHOLD DURABLES — 0.9%
Blyth, Inc.	849	42,747
Ethan Allen Interiors, Inc. (a)	4,382	93,293
Helen of Troy, Ltd. (a)(b)	4,683	161,704
Kid Brands, Inc. (a)(b)	3,241	16,724
La-Z-Boy, Inc. (a)(b)	7,805	77,035
M/I Homes, Inc. (a)(b)	2,767	33,923
Meritage Homes Corp. (a)(b)	4,914	110,860
Skyline Corp. (a)	990	17,325
Standard Pacific Corp. (a)(b)	14,925	49,999
Universal Electronics, Inc. (b)	2,289	57,820

		661,430

HOUSEHOLD PRODUCTS — 0.2%
Central Garden & Pet Co. (Class A) (a)(b)	7,445	75,567
WD-40 Co. (a)	2,659	103,807

		179,374

INDUSTRIAL CONGLOMERATES — 0.2%
Standex International Corp. (a)	1,910	58,580
Tredegar Corp. (a)	3,455	63,399

		121,979

INSURANCE — 2.4%
AMERISAFE, Inc. (a)(b)	2,827	63,947
Delphi Financial Group, Inc. (a)	8,402	245,422
eHealth, Inc. (a)(b)	3,345	44,689
Employers Holdings, Inc. (a)	5,852	98,138
Horace Mann Educators Corp.	6,047	94,394
Infinity Property & Casualty Corp.	1,881	102,815
Meadowbrook Insurance Group, Inc.	8,300	82,253
National Financial Partners Corp. (a)(b)	6,775	78,183
Presidential Life Corp. (a)	3,235	33,773
ProAssurance Corp. (a)(b)	4,702	329,140
RLI Corp. (a)	2,554	158,144
Safety Insurance Group, Inc. (a)	2,328	97,869
Selective Insurance Group, Inc.	8,254	134,293
Stewart Information Services Corp.	2,795	28,034
The Navigators Group, Inc. (a)(b)	1,891	88,877
Tower Group, Inc. (a)	6,308	150,257
United Fire & Casualty Co. (a)	3,237	56,227

		1,886,455

INTERNET & CATALOG RETAIL — 0.5%
Blue Nile, Inc. (a)(b)	2,247	98,823
HSN, Inc. (a)(b)	6,014	197,981
NutriSystem, Inc.	4,017	56,479
PetMed Express, Inc. (a)	3,390	40,171

		393,454

See accompanying notes to financial statements.

49

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

INTERNET SOFTWARE & SERVICES — 1.4%
comScore, Inc. (a)(b)	3,920	$101,528
DealerTrack Holdings, Inc. (a)(b)	6,237	143,139
InfoSpace, Inc. (b)	5,630	51,346
j2 Global Communications, Inc. (a)(b)	7,052	199,078
Liquidity Services, Inc. (a)(b)	2,768	65,352
LivePerson, Inc. (a)(b)	7,100	100,394
LogMeIn, Inc. (a)(b)	2,494	96,194
Perficient, Inc. (a)(b)	4,639	47,596
RightNow Technologies, Inc. (a)(b)	3,645	118,098
Stamps.com, Inc. (a)	1,773	23,652
United Online, Inc. (a)	13,376	80,657
XO Group, Inc. (b)	4,845	48,208

		1,075,242

IT SERVICES — 1.9%
CACI International, Inc. (Class A) (a)(b)	4,584	289,159
Cardtronics, Inc. (a)(b)	4,700	110,215
CIBER, Inc. (b)	10,888	60,428
CSG Systems International, Inc. (a)(b)	5,286	97,685
Forrester Research, Inc. (a)	2,239	73,797
Heartland Payment Systems, Inc. (a)	5,832	120,139
iGate Corp. (a)	4,579	74,729
Integral Systems, Inc. (a)(b)	2,787	33,918
MAXIMUS, Inc. (a)	2,670	220,889
NCI, Inc. (Class A) (a)(b)	1,230	27,946
TeleTech Holdings, Inc. (b)	4,308	90,813
Wright Express Corp. (a)(b)	5,936	309,088

		1,508,806

LEISURE EQUIPMENT & PRODUCTS — 0.7%
Arctic Cat, Inc. (a)(b)	1,849	24,832
Brunswick Corp. (a)	13,615	277,746
Callaway Golf Co. (a)	10,103	62,841
JAKKS Pacific, Inc. (a)(b)	4,173	76,825
Sturm Ruger & Co, Inc.	2,884	63,304

		505,548

LIFE SCIENCES TOOLS & SERVICES — 0.5%
Affymetrix, Inc. (a)(b)	10,600	84,058
Cambrex Corp. (a)(b)	4,403	20,342
Enzo Biochem, Inc. (a)(b)	5,111	21,722
eResearch Technology, Inc. (a)(b)	6,444	41,048
Kendle International, Inc. (a)(b)	2,209	33,312
PAREXEL International Corp. (a)(b)	8,962	211,144

		411,626

MACHINERY — 4.2%
Actuant Corp. (Class A) (a)	10,454	280,481
Albany International Corp. (Class A) (a)	4,206	110,996
Astec Industries, Inc. (a)(b)	3,085	114,083
Badger Meter, Inc.	2,291	84,744
Barnes Group, Inc. (a)	6,951	172,454
Briggs & Stratton Corp. (a)	7,660	152,128
Cascade Corp. (a)	1,427	67,882
CIRCOR International, Inc.	2,662	114,014
CLARCOR, Inc. (a)	7,769	367,318
EnPro Industries, Inc. (a)(b)	3,152	151,517
ESCO Technologies, Inc. (a)	4,055	149,224
Federal Signal Corp. (a)	9,362	61,415
John Bean Technologies Corp. (a)	4,376	84,544
Kaydon Corp. (a)	5,046	188,317
Lindsay Corp. (a)	1,977	136,018
Lydall, Inc. (a)(b)	2,549	30,486
Mueller Industries, Inc. (a)	5,818	220,560
Robbins & Myers, Inc.	6,936	366,568
The Toro Co.	4,700	284,350
Watts Water Technologies, Inc. (a)	4,552	161,186

		3,298,285

MEDIA — 0.7%
Arbitron, Inc. (a)	4,135	170,899
Harte-Hanks, Inc.	6,000	48,720
Live Nation Entertainment, Inc. (a)(b)	24,027	275,590
The E.W. Scripps Co. (Class A) (a)(b)	4,633	44,801

		540,010

METALS & MINING — 1.2%
A.M. Castle & Co. (a)(b)	2,493	41,409
AMCOL International Corp. (a)	3,862	147,374
Century Aluminum Co. (a)(b)	8,604	134,653
Haynes International, Inc. (a)	1,900	117,667
Kaiser Aluminum Corp. (a)	2,329	127,210
Materion Corp. (a)(b)	3,156	116,677
Olympic Steel, Inc. (a)	1,433	39,450
RTI International Metals, Inc. (b)	4,641	178,075

		902,515

MULTI-UTILITIES — 0.7%
Avista Corp.	8,775	225,430
CH Energy Group, Inc. (a)	2,440	129,954
NorthWestern Corp. (a)	5,539	183,396

		538,780

MULTILINE RETAIL — 0.1%
Fred’s, Inc. (Class A) (a)	5,979	86,277
Tuesday Morning Corp. (a)(b)	5,448	25,333

		111,610

OIL, GAS & CONSUMABLE FUELS — 1.9%
Contango Oil & Gas Co. (a)(b)	1,970	115,127
GeoResources, Inc. (a)(b)	2,800	62,972
Gulfport Energy Corp. (a)(b)	5,724	169,946
Penn Virginia Corp. (a)	6,952	91,836
Petroleum Development Corp. (a)(b)	3,589	107,347
Petroquest Energy, Inc. (a)(b)	8,716	61,186
Stone Energy Corp. (a)(b)	7,470	227,013
Swift Energy Co. (a)(b)	6,461	240,802
World Fuel Services Corp. (a)	10,841	389,517

		1,465,746

PAPER & FOREST PRODUCTS — 0.9%
Buckeye Technologies, Inc. (a)	6,108	164,794
Clearwater Paper Corp. (b)	1,805	123,245
Deltic Timber Corp. (a)	1,704	91,488
KapStone Paper and Packaging Corp. (a)(b)	5,841	96,785
Neenah Paper, Inc. (a)	2,234	47,540

See accompanying notes to financial statements.

50

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Schweitzer-Mauduit International, Inc. (a)	2,711	$152,223
Wausau Paper Corp. (a)	7,395	49,842

		725,917

PERSONAL PRODUCTS — 0.3%
Inter Parfums, Inc. (a)	2,300	52,969
Medifast, Inc. (a)(b)	2,058	48,836
Prestige Brands Holdings, Inc. (a)(b)	7,700	98,868

		200,673

PHARMACEUTICALS — 1.5%
Hi-Tech Pharmacal Co., Inc. (a)(b)	1,570	45,420
Par Pharmaceutical Cos., Inc. (a)(b)	5,593	184,457
Questcor Pharmaceuticals, Inc. (b)	9,500	228,950
Salix Pharmaceuticals, Ltd. (a)(b)	8,932	355,762
The Medicines Co. (b)	8,200	135,382
ViroPharma, Inc. (a)(b)	11,565	213,952

		1,163,923

PROFESSIONAL SERVICES — 0.9%
CDI Corp. (a)	1,962	26,075
Exponent, Inc. (a)(b)	2,206	95,983
Heidrick & Struggles International, Inc. (a)	2,678	60,630
Insperity, Inc. (a)	3,494	103,457
Kelly Services, Inc. (Class A) (a)(b)	4,284	70,686
Navigant Consulting, Inc. (b)	7,800	81,822
On Assignment, Inc. (a)(b)	5,674	55,776
School Specialty, Inc. (a)(b)	2,428	34,939
SFN Group, Inc. (a)(b)	7,833	71,202
The Dolan Co. (a)(b)	4,594	38,911
TrueBlue, Inc. (a)(b)	6,702	97,045

		736,526

REAL ESTATE INVESTMENT TRUSTS — 8.0%
Acadia Realty Trust (a)	6,128	124,582
BioMed Realty Trust, Inc. (a)	20,102	386,763
Cedar Shopping Centers, Inc. (a)	7,033	36,220
Colonial Properties Trust (a)	12,796	261,038
DiamondRock Hospitality Co. (a)	25,663	275,364
EastGroup Properties, Inc. (a)	4,141	176,034
Entertainment Properties Trust (a)	7,141	333,485
Extra Space Storage, Inc. (a)	14,261	304,187
Franklin Street Properties Corp. (a)	10,804	139,480
Getty Realty Corp. (a)	3,900	98,397
Healthcare Realty Trust, Inc. (a)	11,114	229,282
Home Properties, Inc. (a)	5,951	362,297
Inland Real Estate Corp. (a)	11,812	104,300
Kilroy Realty Corp. (a)	8,979	354,581
Kite Realty Group Trust (a)	9,530	47,459
LaSalle Hotel Properties	13,046	343,632
Lexington Realty Trust (a)	20,630	188,352
LTC Properties, Inc. (a)	4,620	128,528
Medical Properties Trust, Inc. (a)	17,065	196,248
Mid-America Apartment Communities, Inc. (a)	5,613	378,709
National Retail Properties, Inc. (a)	13,005	318,753
Parkway Properties, Inc. (a)	3,332	56,844
Pennsylvania Real Estate Investment Trust	8,466	132,916
Post Properties, Inc. (a)	7,686	313,281
PS Business Parks, Inc. (a)	2,902	159,900
Saul Centers, Inc.	1,785	70,275
Sovran Self Storage, Inc.	4,211	172,651
Tanger Factory Outlet Centers, Inc. (a)	12,456	333,447
Universal Health Realty Income Trust (a)	1,961	78,401
Urstadt Biddle Properties, Inc. (Class A) (a)	3,577	64,779

		6,170,185

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Forestar Group, Inc. (a)(b)	5,380	88,393

ROAD & RAIL — 0.8%
Arkansas Best Corp. (a)	3,919	92,998
Heartland Express, Inc. (a)	7,743	128,224
Knight Transportation, Inc. (a)	9,493	161,286
Old Dominion Freight Line, Inc. (a)(b)	6,635	247,486

		629,994

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.1%
Advanced Energy Industries, Inc. (b)	6,012	88,917
ATMI, Inc. (a)(b)	4,793	97,921
Brooks Automation, Inc. (b)	10,030	108,926
Cabot Microelectronics Corp. (a)(b)	3,588	166,734
CEVA, Inc. (b)	3,575	108,894
Cirrus Logic, Inc. (a)(b)	10,300	163,770
Cohu, Inc. (a)	3,575	46,868
Cymer, Inc. (a)(b)	4,721	233,737
Diodes, Inc. (a)(b)	5,606	146,317
DSP Group, Inc. (a)(b)	3,535	30,755
Entropic Communications, Inc. (b)	10,900	96,901
Exar Corp. (b)	6,593	41,734
FEI Co. (a)(b)	5,935	226,658
Hittite Microwave Corp. (a)(b)	3,871	239,654
Kopin Corp. (a)(b)	9,747	45,908
Kulicke & Soffa Industries, Inc. (a)(b)	11,024	122,807
Micrel, Inc.	7,653	80,969
Microsemi Corp. (a)(b)	13,271	272,055
MKS Instruments, Inc. (a)	7,965	210,435
Monolithic Power Systems, Inc. (a)(b)	5,407	83,376
Nanometrics, Inc. (b)	2,700	51,273
Pericom Semiconductor Corp. (a)(b)	3,771	33,713
Power Integrations, Inc. (a)	4,422	169,937
Rudolph Technologies, Inc. (a)(b)	4,733	50,690
Sigma Designs, Inc. (b)	4,162	31,798
Standard Microsystems Corp. (b)	3,483	94,006
Supertex, Inc. (a)(b)	2,015	45,136
Tessera Technologies, Inc. (b)	7,756	132,938
TriQuint Semiconductor, Inc. (a)(b)	25,153	256,309
Ultratech, Inc. (a)(b)	3,829	116,325
Veeco Instruments, Inc. (a)(b)	6,233	301,740
Volterra Semiconductor Corp. (a)(b)	3,772	93,018

		3,990,219

SOFTWARE — 4.1%
Blackbaud, Inc. (a)	6,606	183,118
Bottomline Technologies, Inc. (a)(b)	5,231	129,258

See accompanying notes to financial statements.

51

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Commvault Systems, Inc. (b)	6,720	$298,704
Ebix, Inc. (a)(b)	6,098	116,167
EPIQ Systems, Inc. (a)	4,809	68,384
Interactive Intelligence, Inc. (b)	2,135	74,832
JDA Software Group, Inc. (a)(b)	6,497	200,692
Manhattan Associates, Inc. (b)	3,310	113,996
MicroStrategy, Inc. (b)	1,253	203,838
Monotype Imaging Holdings, Inc. (a)(b)	4,400	62,172
Netscout Systems, Inc. (b)	5,341	111,573
Progress Software Corp. (b)	10,244	247,188
Quality Systems, Inc. (a)	2,993	261,289
Radiant Systems, Inc. (a)(b)	5,189	108,450
Smith Micro Software, Inc. (a)(b)	4,557	19,185
Sourcefire, Inc. (a)(b)	4,397	130,679
Synchronoss Technologies, Inc. (a)(b)	3,882	123,176
Take-Two Interactive Software, Inc. (a)(b)	13,325	203,606
Taleo Corp. (Class A) (b)	6,269	232,141
THQ, Inc. (a)(b)	10,149	36,739
Tyler Technologies, Inc. (a)(b)	3,856	103,264
Websense, Inc. (a)(b)	6,210	161,274

		3,189,725

SPECIALTY RETAIL — 4.3%
Big 5 Sporting Goods Corp. (a)	3,237	25,443
Brown Shoe Co., Inc. (a)	6,754	71,930
Cabela’s, Inc. (a)(b)	6,219	168,846
Christopher & Banks Corp. (a)	5,417	31,148
Coldwater Creek, Inc. (a)(b)	8,982	12,575
Genesco, Inc. (a)(b)	3,648	190,061
Group 1 Automotive, Inc. (a)	3,656	150,554
Haverty Furniture Cos., Inc. (a)	2,802	32,251
Hibbett Sports, Inc. (a)(b)	4,192	170,656
Hot Topic, Inc.	6,641	49,409
Jos. A. Bank Clothiers, Inc. (a)(b)	4,235	211,792
Kirkland’s, Inc. (b)	2,305	27,706
Lithia Motors, Inc. (Class A)	3,344	65,643
Lumber Liquidators Holdings, Inc. (a)(b)	3,599	91,414
MarineMax, Inc. (a)(b)	3,589	31,440
Midas, Inc. (b)	2,091	13,215
Monro Muffler Brake, Inc. (a)	4,662	173,846
OfficeMax, Inc. (b)	13,131	103,078
Pep Boys-Manny, Moe & Jack (a)	8,004	87,484
Rue21, Inc. (a)(b)	2,300	74,750
Select Comfort Corp. (a)(b)	8,500	152,830
Sonic Automotive, Inc. (Class A) (a)	5,502	80,604
Stage Stores, Inc. (a)	5,565	93,492
Stein Mart, Inc. (a)	4,228	40,758
The Buckle, Inc. (a)	4,111	175,540
The Cato Corp. (Class A) (a)	4,486	129,197
The Children’s Place Retail Stores, Inc. (a)(b)	3,985	177,293
The Finish Line, Inc. (Class A)	8,217	175,844
The Men’s Wearhouse, Inc. (a)	7,913	266,668
Vitamin Shoppe, Inc. (a)(b)	3,900	178,464
Zale Corp. (a)(b)	3,474	19,454
Zumiez, Inc. (a)(b)	3,167	79,080

		3,352,465

TEXTILES, APPAREL & LUXURY GOODS — 2.7%
Carter’s, Inc. (a)(b)	8,882	273,210
Crocs, Inc. (a)(b)	13,562	349,222
Iconix Brand Group, Inc. (a)(b)	11,200	271,040
K-Swiss, Inc. (Class A) (a)(b)	4,107	43,657
Liz Claiborne, Inc. (a)(b)	14,704	78,666
Maidenform Brands, Inc. (a)(b)	3,581	99,051
Movado Group, Inc. (a)	2,607	44,606
Oxford Industries, Inc. (a)	2,099	70,862
Perry Ellis International, Inc. (b)	1,869	47,192
Quiksilver, Inc. (a)(b)	19,896	93,511
Skechers U.S.A., Inc. (a)(b)	5,370	77,758
Steven Madden, Ltd. (a)(b)	5,344	200,453
True Religion Apparel, Inc. (a)(b)	3,984	115,855
Wolverine World Wide, Inc.	7,562	315,714

		2,080,797

THRIFTS & MORTGAGE FINANCE — 0.5%
Bank Mutual Corp. (a)	6,883	25,261
Brookline Bancorp, Inc. (a)	9,009	83,513
Dime Community Bancshares (a)	4,333	63,002
Provident Financial Services, Inc. (a)	7,865	112,627
TrustCo Bank Corp. NY	13,987	68,536

		352,939

TOBACCO — 0.1%
Alliance One International, Inc. (a)(b)	13,015	42,038

TRADING COMPANIES & DISTRIBUTORS — 0.5%
Applied Industrial Technologies, Inc. (a)	5,784	205,968
Kaman Corp. (Class A) (a)	4,057	143,902
Lawson Products, Inc. (a)	634	12,471

		362,341

WATER UTILITIES — 0.1%
American States Water Co. (a)	2,844	98,573

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
NTELOS Holdings Corp. (a)	4,538	92,666
USA Mobility, Inc. (a)	3,478	53,073

		145,739

TOTAL COMMON STOCKS —
(Cost $74,406,858)		77,387,764

SHORT TERM INVESTMENTS — 28.4%
MONEY MARKET FUNDS — 28.4%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	21,819,706	21,819,706

See accompanying notes to financial statements.

52

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	171,881	$171,881

TOTAL SHORT TERM INVESTMENTS —
(Cost $21,991,587)		21,991,587

TOTAL INVESTMENTS — 128.1% (f)
(Cost $96,398,445)		99,379,351
OTHER ASSETS & LIABILITIES — (28.1)%		(21,786,397)

NET ASSETS — 100.0%		$77,592,954

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

53

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 1.0%
Aerovironment, Inc. (a)(b)	5,327	$188,309
American Science & Engineering, Inc.	6,707	536,560
Cubic Corp.	7,487	381,762
National Presto Industries, Inc. (a)	3,892	394,999
Orbital Sciences Corp. (b)	23,069	388,713

		1,890,343

AIR FREIGHT & LOGISTICS — 0.5%
Forward Air Corp.	12,620	426,430
HUB Group, Inc. (Class A) (b)	11,516	433,692

		860,122

AIRLINES — 0.3%
Allegiant Travel Co. (b)	11,213	555,044

AUTO COMPONENTS — 0.1%
Superior Industries International, Inc. (a)	6,688	147,872

BEVERAGES — 0.3%
Boston Beer Co., Inc. (Class A) (b)	6,748	604,621

BIOTECHNOLOGY — 2.9%
ArQule, Inc. (a)(b)	33,586	209,912
Cubist Pharmaceuticals, Inc. (a)(b)	44,729	1,609,797
Emergent Biosolutions, Inc. (b)	9,876	222,704
Regeneron Pharmaceuticals, Inc. (a)(b)	55,482	3,146,384
Savient Pharmaceuticals, Inc. (a)(b)	33,530	251,140

		5,439,937

BUILDING PRODUCTS — 0.4%
A.O. Smith Corp.	14,473	612,208
AAON, Inc. (a)	8,431	184,133
NCI Building Systems, Inc. (a)(b)	2,892	32,940

		829,281

CAPITAL MARKETS — 1.1%
Calamos Asset Management, Inc. (Class A)	5,636	81,835
optionsXpress Holdings, Inc. (a)	31,476	525,019
Stifel Financial Corp. (a)(b)	39,893	1,430,563

		2,037,417

CHEMICALS — 2.2%
Balchem Corp. (a)	21,730	951,339
Calgon Carbon Corp. (a)(b)	20,406	346,902
Hawkins, Inc. (a)	6,393	231,554
Koppers Holdings, Inc.	6,106	231,601
Kraton Performance Polymers, Inc. (a)(b)	9,195	360,168
LSB Industries, Inc. (b)	6,644	285,161
OM Group, Inc. (b)	13,076	531,409
PolyOne Corp. (a)	42,120	651,596
Quaker Chemical Corp. (a)	9,409	404,681
STR Holdings, Inc. (a)(b)	13,929	207,821

		4,202,232

COMMERCIAL BANKS — 2.0%
Bank of the Ozarks, Inc. (a)	6,088	316,941
Community Bank System, Inc. (a)	10,252	254,147
First Financial Bancorp.	20,165	336,554
First Financial Bankshares, Inc. (a)	10,329	355,834
National Penn Bancshares, Inc. (a)	28,673	227,377
Signature Bank (b)	30,743	1,758,499
Tompkins Financial Corp. (a)	2,395	93,980
UMB Financial Corp. (a)	8,384	351,122

		3,694,454

COMMERCIAL SERVICES & SUPPLIES — 1.8%
Consolidated Graphics, Inc. (a)(b)	7,091	389,650
Healthcare Services Group, Inc.	49,203	799,549
Interface, Inc. (Class A) (a)	26,712	517,411
Mobile Mini, Inc. (a)(b)	17,408	368,876
Sykes Enterprises, Inc. (b)	16,106	346,762
Tetra Tech, Inc. (b)	26,443	594,968
UniFirst Corp. (a)	5,689	319,665

		3,336,881

COMMUNICATIONS EQUIPMENT — 2.4%
Blue Coat Systems, Inc. (a)(b)	32,230	704,548
DG Fastchannel, Inc. (a)(b)	17,800	570,490
Harmonic, Inc. (b)	33,650	243,289
Netgear, Inc. (b)	27,449	1,200,070
Network Equipment Technologies, Inc. (b)	10,279	22,614
Oplink Communications, Inc. (a)(b)	15,031	280,028
Symmetricom, Inc. (a)(b)	15,570	90,773
ViaSat, Inc. (a)(b)	31,309	1,354,740

		4,466,552

COMPUTERS & PERIPHERALS — 0.8%
Intevac, Inc. (a)(b)	6,278	64,098
Novatel Wireless, Inc. (a)(b)	22,291	122,155
Stratasys, Inc. (a)(b)	15,971	538,223
Super Micro Computer, Inc. (a)(b)	10,930	175,864
Synaptics, Inc. (b)	25,432	654,619

		1,554,959

CONSTRUCTION & ENGINEERING — 0.1%
Orion Marine Group, Inc. (a)(b)	20,227	190,336

CONSTRUCTION MATERIALS — 0.2%
Eagle Materials, Inc. (a)	10,281	286,531

CONSUMER FINANCE — 2.3%
Cash America International, Inc. (a)	22,220	1,285,872
Ezcorp, Inc. (b)	37,658	1,339,683
First Cash Financial Services, Inc. (a)(b)	23,280	977,527
World Acceptance Corp. (b)	11,375	745,859

		4,348,941

DIVERSIFIED CONSUMER SERVICES — 1.8%
American Public Education, Inc. (a)(b)	13,159	585,707
Capella Education Co. (b)	12,081	505,590
Coinstar, Inc. (a)(b)	23,195	1,265,055
Hillenbrand, Inc. (a)	20,959	495,680
Lincoln Educational Services Corp.	10,800	185,220
Universal Technical Institute, Inc. (a)	15,698	310,350

		3,347,602

DIVERSIFIED FINANCIAL SERVICES — 0.6%
Portfolio Recovery Associates, Inc. (b)	12,883	1,092,350

See accompanying notes to financial statements.

54

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
Atlantic Tele-Network, Inc. (a)	6,787	$260,349
Cbeyond, Inc. (a)(b)	23,193	306,844
General Communication, Inc. (Class A) (a)(b)	17,547	211,792
Neutral Tandem, Inc. (a)(b)	23,341	406,600

		1,185,585

ELECTRIC UTILITIES — 0.2%
El Paso Electric Co.	14,275	461,083

ELECTRICAL EQUIPMENT — 1.1%
AZZ, Inc. (a)	6,220	284,876
Belden, Inc.	16,062	559,921
II-VI, Inc. (b)	38,402	983,091
Vicor Corp. (a)	14,774	238,896

		2,066,784

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.2%
Cognex Corp.	17,368	615,348
Daktronics, Inc. (a)	11,373	122,715
DTS Inc. (b)	12,922	523,987
Electro Scientific Industries, Inc. (b)	5,901	113,889
FARO Technologies, Inc. (b)	6,097	267,049
Littelfuse, Inc.	16,827	988,081
LoJack Corp. (b)	4,592	20,021
Mercury Computer Systems, Inc. (a)(b)	23,026	430,126
MTS Systems Corp. (a)	5,689	237,971
Newport Corp. (a)(b)	15,014	272,804
OSI Systems, Inc. (b)	14,130	607,590
Park Electrochemical Corp.	5,690	159,035
Plexus Corp. (b)	16,392	570,605
Pulse Electronics Corp.	9,583	42,357
RadiSys Corp. (a)(b)	7,185	52,379
Rofin-Sinar Technologies, Inc. (a)(b)	8,385	286,348
Rogers Corp. (a)(b)	4,351	201,016
TTM Technologies, Inc. (a)(b)	32,776	525,072

		6,036,393

ENERGY EQUIPMENT & SERVICES — 1.7%
Basic Energy Services, Inc. (a)(b)	6,910	217,458
ION Geophysical Corp. (a)(b)	55,757	527,461
Lufkin Industries, Inc.	12,409	1,067,794
OYO Geospace Corp. (a)(b)	2,200	220,000
SEACOR Holdings, Inc.	10,750	1,074,570

		3,107,283

FOOD & STAPLES RETAILING — 0.7%
The Andersons, Inc. (a)	7,386	312,058
United Natural Foods, Inc. (b)	21,743	927,774

		1,239,832

FOOD PRODUCTS — 3.1%
B&G Foods, Inc. (a)	20,829	429,494
Cal-Maine Foods, Inc. (a)	6,588	210,553
Calavo Growers, Inc. (a)	9,382	197,585
Darling International, Inc. (b)	87,782	1,553,741
Diamond Foods, Inc. (a)	9,985	762,255
Hain Celestial Group, Inc. (b)	12,576	419,535
J&J Snack Foods Corp.	6,400	319,040
Snyders-Lance, Inc. (a)	17,757	384,084
TreeHouse Foods, Inc. (b)	26,637	1,454,647

		5,730,934

GAS UTILITIES — 0.8%
Northwest Natural Gas Co. (a)	7,188	324,395
Piedmont Natural Gas Co., Inc.	19,763	598,028
South Jersey Industries, Inc. (a)	9,482	514,967

		1,437,390

HEALTH CARE EQUIPMENT & SUPPLIES — 5.0%
Abaxis, Inc. (a)(b)	16,817	458,263
Align Technology, Inc. (b)	51,513	1,174,496
Analogic Corp.	5,590	293,978
Cantel Medical Corp.	6,577	176,987
CryoLife, Inc. (b)	7,850	43,960
Cyberonics, Inc. (a)(b)	18,536	518,081
Greatbatch, Inc. (a)(b)	10,007	268,388
Haemonetics Corp. (b)	19,093	1,229,017
ICU Medical, Inc. (a)(b)	4,377	191,275
Integra LifeSciences Holdings Corp. (b)	15,270	730,059
Kensey Nash Corp. (a)(b)	6,365	160,589
Meridian Bioscience, Inc. (a)	17,763	428,266
Merit Medical Systems, Inc. (b)	18,128	325,760
Natus Medical, Inc. (b)	13,027	197,359
Neogen Corp. (a)(b)	17,179	776,663
NuVasive, Inc. (a)(b)	29,300	963,384
Palomar Medical Technologies, Inc. (a)(b)	3,830	43,202
SurModics, Inc. (a)(b)	7,820	86,802
West Pharmaceutical Services, Inc.	10,743	470,114
Zoll Medical Corp. (b)	16,338	925,711

		9,462,354

HEALTH CARE PROVIDERS & SERVICES — 6.2%
Air Methods Corp. (a)(b)	8,322	621,986
Almost Family, Inc. (a)(b)	6,229	170,675
AMERIGROUP Corp. (b)	22,538	1,588,253
Bio-Reference Laboratories, Inc. (a)(b)	18,394	384,435
Chemed Corp.	15,746	1,031,678
Corvel Corp. (b)	5,046	236,657
Healthspring, Inc. (a)(b)	50,393	2,323,621
HMS Holdings Corp. (b)	20,882	1,605,199
IPC The Hospitalist Co. (b)	12,339	571,913
Landauer, Inc. (a)	7,154	440,615
LCA-Vision, Inc. (b)	4,691	22,423
LHC Group, Inc. (a)(b)	7,853	181,090
Magellan Health Services, Inc. (b)	15,225	833,417
MWI Veterinary Supply, Inc. (b)	9,316	752,453
PSS World Medical, Inc. (a)(b)	22,701	635,855
The Ensign Group, Inc. (a)	9,905	301,013

		11,701,283

HEALTH CARE TECHNOLOGY — 0.4%
Computer Programs and Systems, Inc.	8,105	514,506
Omnicell, Inc. (a)(b)	12,887	200,908

		715,414

See accompanying notes to financial statements.

55

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

HOTELS, RESTAURANTS & LEISURE — 4.3%
Biglari Holdings, Inc. (a)(b)	1,074	$419,988
BJ’s Restaurants, Inc. (a)(b)	16,904	885,094
Buffalo Wild Wings, Inc. (a)(b)	13,776	913,487
California Pizza Kitchen, Inc. (b)	18,490	341,510
CEC Entertainment, Inc. (a)	14,597	585,486
Cracker Barrel Old Country Store, Inc. (a)	17,242	850,203
DineEquity, Inc. (a)(b)	11,870	620,445
Interval Leisure Group, Inc. (a)(b)	30,071	411,672
Monarch Casino & Resort, Inc. (a)(b)	2,796	29,190
P.F. Chang’s China Bistro, Inc. (a)	16,986	683,517
Papa John’s International, Inc. (b)	8,340	277,388
Peet’s Coffee & Tea, Inc. (b)	9,702	559,805
Pinnacle Entertainment, Inc. (a)(b)	20,467	304,958
Shuffle Master, Inc. (b)	22,395	209,505
Sonic Corp. (a)(b)	18,338	194,933
Texas Roadhouse, Inc. (Class A) (a)	43,503	762,825

		8,050,006

HOUSEHOLD DURABLES — 0.2%
Kid Brands, Inc. (a)(b)	15,172	78,288
Skyline Corp. (a)	1,497	26,197
Universal Electronics, Inc. (a)(b)	11,092	280,184

		384,669

HOUSEHOLD PRODUCTS — 0.1%
WD-40 Co. (a)	6,983	272,616

INSURANCE — 0.5%
eHealth, Inc. (a)(b)	16,616	221,990
Meadowbrook Insurance Group, Inc.	12,702	125,877
National Financial Partners Corp. (a)(b)	15,574	179,724
Tower Group, Inc. (a)	18,063	430,260

		957,851

INTERNET & CATALOG RETAIL — 0.9%
Blue Nile, Inc. (b)	10,832	476,391
HSN, Inc. (b)	29,190	960,935
NutriSystem, Inc.	10,458	147,040
PetMed Express, Inc. (a)	15,404	182,537

		1,766,903

INTERNET SOFTWARE & SERVICES — 2.1%
comScore, Inc. (b)	18,934	490,390
DealerTrack Holdings, Inc. (b)	18,636	427,696
j2 Global Communications, Inc. (a)(b)	34,448	972,467
Liquidity Services, Inc. (a)(b)	13,067	308,512
LivePerson, Inc. (a)(b)	33,419	472,545
LogMeIn, Inc. (b)	6,740	259,962
Perficient, Inc. (b)	22,250	228,285
RightNow Technologies, Inc. (b)	18,092	586,181
Stamps.com, Inc. (a)	9,620	128,331
XO Group, Inc. (b)	11,255	111,987

		3,986,356

IT SERVICES — 2.5%
Cardtronics, Inc. (b)	22,771	533,980
CSG Systems International, Inc. (b)	26,341	486,782
Forrester Research, Inc.	10,954	361,044
iGate Corp.	21,856	356,690
Integral Systems, Inc. (a)(b)	5,603	68,188
MAXIMUS, Inc.	12,904	1,067,548
NCI, Inc. (Class A) (a)(b)	3,400	77,248
TeleTech Holdings, Inc. (b)	13,470	283,947
Wright Express Corp. (a)(b)	28,897	1,504,667

		4,740,094

LEISURE EQUIPMENT & PRODUCTS — 0.6%
Brunswick Corp. (a)	32,936	671,895
JAKKS Pacific, Inc. (a)(b)	7,393	136,105
Sturm Ruger & Co, Inc.	14,077	308,990

		1,116,990

LIFE SCIENCES TOOLS & SERVICES — 0.7%
Enzo Biochem, Inc. (a)(b)	24,049	102,208
eResearch Technology, Inc. (a)(b)	14,219	90,575
PAREXEL International Corp. (a)(b)	44,101	1,039,020
Sequenom, Inc. (b)	1,007	7,603

		1,239,406

MACHINERY — 2.8%
Badger Meter, Inc. (a)	6,294	232,815
Cascade Corp. (a)	2,296	109,221
CIRCOR International, Inc.	6,079	260,364
CLARCOR, Inc.	17,984	850,283
EnPro Industries, Inc. (a)(b)	15,273	734,173
ESCO Technologies, Inc.	8,807	324,098
John Bean Technologies Corp.	12,122	234,197
Kaydon Corp.	8,789	328,005
Lindsay Corp. (a)	9,550	657,040
Robbins & Myers, Inc.	13,561	716,699
The Toro Co.	13,191	798,055

		5,244,950

MEDIA — 0.5%
Arbitron, Inc. (a)	20,448	845,116
The E.W. Scripps Co. (Class A) (a)(b)	8,382	81,054

		926,170

METALS & MINING — 0.8%
AMCOL International Corp. (a)	9,181	350,347
Century Aluminum Co. (b)	15,671	245,251
Haynes International, Inc. (a)	2,700	167,211
Materion Corp. (b)	9,894	365,781
RTI International Metals, Inc. (b)	8,150	312,716

		1,441,306

OIL, GAS & CONSUMABLE FUELS — 1.6%
Contango Oil & Gas Co. (a)(b)	9,777	571,368
GeoResources, Inc. (a)(b)	10,930	245,816
Gulfport Energy Corp. (b)	28,032	832,270
Petroleum Development Corp. (a)(b)	5,942	177,725
Petroquest Energy, Inc. (a)(b)	19,074	133,900
Stone Energy Corp. (b)	20,757	630,805
Swift Energy Co. (b)	11,211	417,834

		3,009,718

PAPER & FOREST PRODUCTS — 1.2%
Buckeye Technologies, Inc.	29,357	792,052
Deltic Timber Corp. (a)	3,520	188,989

See accompanying notes to financial statements.

56

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

KapStone Paper and Packaging Corp. (b)	28,349	$469,743
Schweitzer-Mauduit International, Inc.	13,042	732,308

		2,183,092

PERSONAL PRODUCTS — 0.4%
Inter Parfums, Inc. (a)	11,769	271,040
Medifast, Inc. (a)(b)	10,092	239,483
Prestige Brands Holdings, Inc. (a)(b)	15,503	199,059

		709,582

PHARMACEUTICALS — 2.9%
Hi-Tech Pharmacal Co., Inc. (b)	7,725	223,484
Par Pharmaceutical Cos., Inc. (b)	26,945	888,646
Questcor Pharmaceuticals, Inc. (a)(b)	46,377	1,117,686
Salix Pharmaceuticals, Ltd. (b)	43,723	1,741,487
The Medicines Co. (b)	24,076	397,495
ViroPharma, Inc. (b)	56,192	1,039,552

		5,408,350

PROFESSIONAL SERVICES — 0.6%
Exponent, Inc. (a)(b)	10,411	452,983
Insperity, Inc.	8,487	251,300
The Dolan Co. (b)	22,984	194,674
TrueBlue, Inc. (a)(b)	14,472	209,555

		1,108,512

REAL ESTATE INVESTMENT TRUSTS — 7.9%
Acadia Realty Trust (a)	17,866	363,216
BioMed Realty Trust, Inc.	45,813	881,442
Colonial Properties Trust	24,585	501,534
DiamondRock Hospitality Co.	55,870	599,485
EastGroup Properties, Inc. (a)	11,479	487,972
Entertainment Properties Trust (a)	16,971	792,546
Extra Space Storage, Inc.	36,258	773,383
Getty Realty Corp. (a)	12,206	307,957
Healthcare Realty Trust, Inc.	19,591	404,162
Home Properties, Inc. (a)	16,632	1,012,556
Inland Real Estate Corp. (a)	19,860	175,364
Kilroy Realty Corp. (a)	18,415	727,208
LaSalle Hotel Properties	23,229	611,852
Lexington Realty Trust (a)	39,530	360,909
LTC Properties, Inc.	11,438	318,205
Medical Properties Trust, Inc. (a)	52,501	603,762
Mid-America Apartment Communities, Inc.	16,016	1,080,600
National Retail Properties, Inc.	38,401	941,209
Pennsylvania Real Estate Investment Trust	19,964	313,435
Post Properties, Inc. (a)	16,466	671,154
PS Business Parks, Inc.	7,261	400,081
Saul Centers, Inc.	5,389	212,165
Sovran Self Storage, Inc.	8,085	331,485
Tanger Factory Outlet Centers, Inc.	61,021	1,633,532
Universal Health Realty Income Trust (a)	4,290	171,514
Urstadt Biddle Properties, Inc. (Class A) (a)	9,381	169,890

		14,846,618

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Forestar Group, Inc. (a)(b)	16,170	265,673

ROAD & RAIL — 0.7%
Heartland Express, Inc. (a)	16,413	271,799
Knight Transportation, Inc. (a)	22,709	385,826
Old Dominion Freight Line, Inc. (b)	16,263	606,610

		1,264,235

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.3%
Advanced Energy Industries, Inc. (b)	10,992	162,572
ATMI, Inc. (b)	8,521	174,084
Cabot Microelectronics Corp. (a)(b)	11,604	539,238
CEVA, Inc. (a)(b)	16,851	513,281
Cirrus Logic, Inc. (a)(b)	50,339	800,390
Cohu, Inc.	5,189	68,028
Cymer, Inc. (a)(b)	9,178	454,403
Diodes, Inc. (a)(b)	26,889	701,803
Entropic Communications, Inc. (b)	53,100	472,059
Exar Corp. (b)	20,732	131,234
FEI Co. (a)(b)	12,066	460,800
Hittite Microwave Corp. (b)	18,730	1,159,574
Kopin Corp. (a)(b)	48,960	230,602
Kulicke & Soffa Industries, Inc. (a)(b)	53,282	593,561
Micrel, Inc.	38,320	405,426
Microsemi Corp. (b)	31,797	651,838
MKS Instruments, Inc.	14,263	376,828
Monolithic Power Systems, Inc. (b)	26,432	407,581
Nanometrics, Inc. (a)(b)	12,918	245,313
Pericom Semiconductor Corp. (b)	10,114	90,419
Power Integrations, Inc. (a)	21,353	820,596
Rudolph Technologies, Inc. (b)	9,090	97,354
Sigma Designs, Inc. (b)	12,865	98,289
Standard Microsystems Corp. (b)	7,264	196,055
Supertex, Inc. (a)(b)	3,337	74,749
Tessera Technologies, Inc. (b)	22,447	384,742
TriQuint Semiconductor, Inc. (a)(b)	122,252	1,245,748
Ultratech, Inc. (b)	9,203	279,587
Veeco Instruments, Inc. (a)(b)	30,546	1,478,732
Volterra Semiconductor Corp. (a)(b)	18,611	458,947

		13,773,833

SOFTWARE — 7.7%
Blackbaud, Inc. (a)	31,999	887,012
Bottomline Technologies, Inc. (b)	25,170	621,951
Commvault Systems, Inc. (b)	32,780	1,457,071
Ebix, Inc. (a)(b)	28,591	544,659
Interactive Intelligence, Inc. (b)	10,000	350,500
JDA Software Group, Inc. (b)	31,382	969,390
Manhattan Associates, Inc. (b)	16,234	559,099
MicroStrategy, Inc. (b)	6,179	1,005,200
Monotype Imaging Holdings, Inc. (a)(b)	15,708	221,954
Netscout Systems, Inc. (b)	26,050	544,184
Progress Software Corp. (b)	50,492	1,218,372
Quality Systems, Inc.	14,352	1,252,930
Radiant Systems, Inc. (b)	25,513	533,222
Smith Micro Software, Inc. (a)(b)	23,348	98,295
Sourcefire, Inc. (a)(b)	21,245	631,401
Synchronoss Technologies, Inc. (a)(b)	19,055	604,615

See accompanying notes to financial statements.

57

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Take-Two Interactive Software, Inc. (a)(b)	28,641	$437,634
Taleo Corp. (Class A) (b)	30,754	1,138,821
Tyler Technologies, Inc. (b)	18,634	499,018
Websense, Inc. (a)(b)	30,227	784,995

		14,360,323

SPECIALTY RETAIL — 4.8%
Big 5 Sporting Goods Corp. (a)	8,084	63,540
Cabela’s, Inc. (a)(b)	29,924	812,436
Genesco, Inc. (a)(b)	10,287	535,953
Hibbett Sports, Inc. (a)(b)	20,108	818,597
Jos. A. Bank Clothiers, Inc. (a)(b)	20,805	1,040,458
Kirkland’s, Inc. (a)(b)	12,480	150,010
Lumber Liquidators Holdings, Inc. (a)(b)	17,469	443,713
Monro Muffler Brake, Inc. (a)	22,526	839,994
Rue21, Inc. (b)	5,421	176,182
Select Comfort Corp. (a)(b)	31,007	557,506
The Buckle, Inc. (a)	19,464	831,113
The Cato Corp. (Class A) (a)	13,774	396,691
The Children’s Place Retail Stores, Inc. (a)(b)	8,884	395,249
The Finish Line, Inc. (Class A)	26,950	576,730
The Men’s Wearhouse, Inc. (a)	20,860	702,982
Vitamin Shoppe, Inc. (a)(b)	6,997	320,183
Zumiez, Inc. (a)(b)	15,600	389,532

		9,050,869

TEXTILES, APPAREL & LUXURY GOODS — 4.1%
Carter’s, Inc. (a)(b)	43,444	1,336,338
Crocs, Inc. (a)(b)	66,723	1,718,117
Iconix Brand Group, Inc. (a)(b)	54,767	1,325,361
Liz Claiborne, Inc. (a)(b)	24,658	131,920
Maidenform Brands, Inc. (a)(b)	17,367	480,371
Oxford Industries, Inc. (a)	5,589	188,685
Perry Ellis International, Inc. (b)	5,461	137,890
Steven Madden, Ltd. (b)	26,195	982,575
True Religion Apparel, Inc. (a)(b)	18,904	549,728
Wolverine World Wide, Inc.	21,352	891,446

		7,742,431

THRIFTS & MORTGAGE FINANCE — 0.2%
Dime Community Bancshares	9,183	133,521
Provident Financial Services, Inc. (a)	13,379	191,587

		325,108

WATER UTILITIES — 0.1%
American States Water Co. (a)	7,386	255,999

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
NTELOS Holdings Corp.	12,375	252,698
USA Mobility, Inc.	6,088	92,902

		345,600

TOTAL COMMON STOCKS —
(Cost $175,142,546)		186,807,070

SHORT TERM INVESTMENTS — 21.4%
MONEY MARKET FUNDS — 21.4%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	39,363,170	39,363,170
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	699,650	699,650

TOTAL SHORT TERM INVESTMENTS —
(Cost $40,062,820)		40,062,820

TOTAL INVESTMENTS — 121.0% (f)
(Cost $215,205,366)		226,869,890
OTHER ASSETS & LIABILITIES — (21.0)%		(39,437,626)

NET ASSETS — 100.0%		$187,432,264

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

58

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS
June 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 4.4%
AAR Corp. (a)	19,386	$525,167
Aerovironment, Inc. (a)(b)	3,956	139,845
Ceradyne, Inc. (b)	12,096	471,623
Cubic Corp.	2,765	140,987
Curtiss-Wright Corp.	22,604	731,692
Esterline Technologies Corp. (b)	14,991	1,145,312
GenCorp, Inc. (a)(b)	29,194	187,425
Moog, Inc. (Class A) (b)	22,464	977,633
Orbital Sciences Corp. (b)	13,370	225,285
Teledyne Technologies, Inc. (b)	18,054	909,199

		5,454,168

AIR FREIGHT & LOGISTICS — 0.5%
Forward Air Corp.	6,016	203,281
HUB Group, Inc. (Class A) (b)	10,766	405,447

		608,728

AIRLINES — 0.3%
SkyWest, Inc.	26,089	392,900

AUTO COMPONENTS — 0.5%
Drew Industries, Inc. (a)	9,334	230,737
Spartan Motors, Inc. (a)	16,046	86,648
Standard Motor Products, Inc. (a)	9,612	146,391
Superior Industries International, Inc.	7,245	160,187

		623,963

AUTOMOBILES — 0.1%
Winnebago Industries, Inc. (a)(b)	14,271	137,858

BIOTECHNOLOGY — 0.2%
Emergent Biosolutions, Inc. (b)	4,308	97,146
Savient Pharmaceuticals, Inc. (a)(b)	12,786	95,767

		192,913

BUILDING PRODUCTS — 1.7%
A.O. Smith Corp.	7,023	297,073
AAON, Inc. (a)	3,504	76,527
Apogee Enterprises, Inc.	13,669	175,100
Gibraltar Industries, Inc. (b)	15,113	171,079
Griffon Corp. (a)(b)	22,995	231,790
NCI Building Systems, Inc. (a)(b)	6,182	70,413
Quanex Building Products Corp.	17,904	293,446
Simpson Manufacturing Co., Inc. (a)	19,685	587,991
Universal Forest Products, Inc. (a)	9,423	225,775

		2,129,194

CAPITAL MARKETS — 1.0%
Calamos Asset Management, Inc. (Class A) (a)	6,434	93,422
Investment Technology Group, Inc. (b)	20,369	285,573
Piper Jaffray Co., Inc. (a)(b)	7,612	219,302
Prospect Capital Corp. (a)	52,456	530,330
SWS Group, Inc.	14,410	86,316

		1,214,943

CHEMICALS — 3.0%
A. Schulman, Inc.	15,246	384,047
American Vanguard Corp. (a)	10,606	137,560
Arch Chemicals, Inc.	12,565	432,739
Calgon Carbon Corp. (a)(b)	14,562	247,554
H.B. Fuller Co.	24,085	588,156
Koppers Holdings, Inc.	6,100	231,373
Kraton Performance Polymers, Inc. (a)(b)	9,468	370,861
LSB Industries, Inc. (b)	3,882	166,615
OM Group, Inc. (b)	6,441	261,762
PolyOne Corp. (a)	18,950	293,156
Stepan Co.	3,850	272,965
STR Holdings, Inc. (a)(b)	11,130	166,060
Zep, Inc.	10,892	205,859

		3,758,707

COMMERCIAL BANKS — 8.7%
Bank of the Ozarks, Inc.	2,462	128,172
Boston Private Financial Holdings, Inc. (a)	37,322	245,579
City Holding Co. (a)	7,522	248,452
Columbia Banking System, Inc. (a)	19,444	334,826
Community Bank System, Inc. (a)	11,453	283,920
F.N.B. Corp. (a)	62,360	645,426
First BanCorp (a)(b)	10,524	45,358
First Commonwealth Financial Corp. (a)	46,070	264,442
First Financial Bancorp. (a)	15,153	252,903
First Financial Bankshares, Inc. (a)	8,662	298,406
First Midwest Bancorp, Inc. (a)	36,151	444,296
Glacier Bancorp, Inc. (a)	35,369	476,774
Hanmi Financial Corp. (a)(b)	74,664	79,890
Home Bancshares, Inc.	10,675	252,357
Independent Bank Corp. (a)	10,619	278,749
Nara Bancorp, Inc. (a)(b)	18,582	151,072
National Penn Bancshares, Inc. (a)	41,860	331,950
NBT Bancorp, Inc. (a)	16,833	372,514
Old National Bancorp (a)	46,594	503,215
PacWest Bancorp	16,388	337,101
Pinnacle Financial Partners, Inc. (a)(b)	16,502	256,771
PrivateBancorp, Inc. (a)	28,534	393,769
S&T Bancorp, Inc. (a)	12,073	224,437
Simmons First National Corp. (a)	8,403	215,621
Sterling Bancorp	14,855	140,974
Sterling Bancshares, Inc.	50,290	410,366
Susquehanna Bancshares, Inc. (a)	63,914	511,312
Texas Capital Bancshares, Inc. (a)(b)	18,330	473,464
Tompkins Financial Corp. (a)	2,399	94,137
UMB Financial Corp. (a)	9,164	383,788
Umpqua Holdings Corp. (a)	55,759	645,132
United Bankshares, Inc.	18,877	462,109
United Community Banks, Inc. (a)(b)	9,342	98,651
Wilshire Bancorp, Inc. (a)(b)	27,622	81,209
Wintrust Financial Corp. (a)	17,220	554,140

		10,921,282

COMMERCIAL SERVICES & SUPPLIES — 3.1%
ABM Industries, Inc. (a)	23,257	542,818
G & K Services, Inc. (Class A)	9,154	309,955
Interface, Inc. (Class A) (a)	14,222	275,480
Mobile Mini, Inc. (a)(b)	10,504	222,580
Sykes Enterprises, Inc. (b)	9,702	208,884
Tetra Tech, Inc. (b)	13,006	292,635

See accompanying notes to financial statements.

59

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

The Geo Group, Inc. (a)(b)	31,604	$727,840
The Standard Register Co.	6,288	19,807
UniFirst Corp.	3,435	193,013
United Stationers, Inc. (a)	22,596	800,576
Viad Corp.	9,811	218,687

		3,812,275

COMMUNICATIONS EQUIPMENT — 2.0%
Arris Group, Inc. (a)(b)	60,824	706,167
Bel Fuse, Inc. (Class B) (a)	5,898	127,928
Black Box Corp.	8,843	276,520
Comtech Telecommunications Corp. (a)	12,866	360,763
Digi International, Inc. (a)(b)	12,394	161,122
EMS Technologies, Inc. (b)	7,641	251,924
Harmonic, Inc. (b)	26,960	194,921
Network Equipment Technologies, Inc. (b)	7,540	16,588
PC-Tel, Inc. (b)	9,580	62,078
Symmetricom, Inc. (a)(b)	10,450	60,923
Tekelec (a)(b)	33,368	304,650

		2,523,584

COMPUTERS & PERIPHERALS — 0.5%
Avid Technology, Inc. (a)(b)	14,420	271,673
Intermec, Inc. (b)	23,510	259,550
Intevac, Inc. (a)(b)	6,638	67,774
Super Micro Computer, Inc. (a)(b)	5,564	89,525

		688,522

CONSTRUCTION & ENGINEERING — 1.5%
Comfort Systems USA, Inc.	18,473	195,999
Dycom Industries, Inc. (b)	16,889	275,966
EMCOR Group, Inc. (b)	32,780	960,782
Insituform Technologies, Inc. (Class A) (a)(b)	19,202	402,666

		1,835,413

CONSTRUCTION MATERIALS — 0.9%
Eagle Materials, Inc. (a)	14,890	414,984
Headwaters, Inc. (a)(b)	29,910	93,618
Texas Industries, Inc. (a)	13,720	571,164

		1,079,766

CONTAINERS & PACKAGING — 0.1%
Myers Industries, Inc.	17,246	177,289

DISTRIBUTORS — 0.6%
Audiovox Corp. (Class A) (a)(b)	9,158	69,234
Pool Corp. (a)	23,632	704,470

		773,704

DIVERSIFIED CONSUMER SERVICES — 0.5%
Corinthian Colleges, Inc. (a)(b)	40,480	172,445
Hillenbrand, Inc.	16,834	398,124
Lincoln Educational Services Corp.	4,000	68,600

		639,169

DIVERSIFIED FINANCIAL SERVICES — 0.3%
Interactive Brokers Group, Inc. (Class A)	20,542	321,482

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Cincinnati Bell, Inc. (a)(b)	97,008	322,067
General Communication, Inc. (Class A) (b)	8,090	97,646

		419,713

ELECTRIC UTILITIES — 2.2%
ALLETE, Inc. (a)	15,206	624,054
Central Vermont Public Service Corp. (a)	6,618	239,241
El Paso Electric Co.	11,392	367,962
UIL Holdings Corp. (a)	24,835	803,412
Unisource Energy Corp. (a)	18,019	672,649

		2,707,318

ELECTRICAL EQUIPMENT — 1.4%
AZZ, Inc. (a)	2,064	94,531
Belden, Inc.	12,476	434,913
Brady Corp. (Class A)	25,964	832,406
Encore Wire Corp. (a)	9,249	224,011
Powell Industries, Inc. (a)(b)	4,304	157,096

		1,742,957

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.9%
Agilysys, Inc. (a)(b)	9,706	80,948
Anixter International, Inc.	14,118	922,470
Benchmark Electronics, Inc. (a)(b)	29,895	493,268
Brightpoint, Inc. (b)	33,108	268,506
Checkpoint Systems, Inc. (a)(b)	19,446	347,695
Cognex Corp.	8,888	314,902
CTS Corp.	16,822	162,669
Daktronics, Inc.	9,876	106,562
Electro Scientific Industries, Inc. (b)	7,632	147,298
FARO Technologies, Inc. (b)	3,948	172,922
Gerber Scientific, Inc. (a)(b)	12,398	137,990
Insight Enterprises, Inc. (b)	23,014	407,578
LoJack Corp. (b)	5,746	25,053
Methode Electronics, Inc. (Class A)	18,168	210,930
MTS Systems Corp.	3,983	166,609
Newport Corp. (a)(b)	8,352	151,756
Park Electrochemical Corp.	6,536	182,681
Plexus Corp. (a)(b)	7,782	270,891
Pulse Electronics Corp.	13,703	60,567
RadiSys Corp. (a)(b)	6,912	50,388
Rofin-Sinar Technologies, Inc. (a)(b)	8,619	294,339
Rogers Corp. (b)	5,024	232,109
Scansource, Inc. (b)	13,119	491,700
SYNNEX Corp. (a)(b)	11,872	376,342

		6,076,173

ENERGY EQUIPMENT & SERVICES — 3.3%
Basic Energy Services, Inc. (b)	7,108	223,689
Bristow Group, Inc.	17,820	909,176
Gulf Island Fabrication, Inc. (a)	7,071	228,252
Hornbeck Offshore Services, Inc. (a)(b)	10,989	302,197
ION Geophysical Corp. (a)(b)	39,144	370,302
Lufkin Industries, Inc.	6,728	578,944
Matrix Service Co. (b)	13,026	174,288
OYO Geospace Corp. (a)(b)	700	70,000

See accompanying notes to financial statements.

60

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Pioneer Drilling Co. (b)	26,474	$403,464
SEACOR Holdings, Inc.	3,505	350,360
Tetra Technologies, Inc. (b)	37,424	476,408

		4,087,080

FOOD & STAPLES RETAILING — 1.5%
Casey’s General Stores, Inc. (a)	18,595	818,180
Nash Finch Co. (a)	5,900	211,279
Spartan Stores, Inc. (a)	11,073	216,255
The Andersons, Inc. (a)	4,411	186,365
United Natural Foods, Inc. (b)	9,424	402,122

		1,834,201

FOOD PRODUCTS — 1.6%
B&G Foods, Inc. (a)	9,778	201,622
Cal-Maine Foods, Inc. (a)	2,404	76,832
Diamond Foods, Inc. (a)	4,310	329,026
Hain Celestial Group, Inc. (b)	12,873	429,443
J&J Snack Foods Corp. (a)	2,872	143,169
Sanderson Farms, Inc. (a)	9,130	436,232
Seneca Foods Corp. (a)(b)	4,473	114,419
Snyders-Lance, Inc. (a)	11,610	251,124

		1,981,867

GAS UTILITIES — 3.0%
New Jersey Resources Corp. (a)	20,327	906,787
Northwest Natural Gas Co. (a)	8,453	381,484
Piedmont Natural Gas Co., Inc.	22,583	683,362
South Jersey Industries, Inc. (a)	8,363	454,194
Southwest Gas Corp.	22,339	862,509
The Laclede Group, Inc. (a)	10,893	412,082

		3,700,418

HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
Analogic Corp.	2,594	136,419
Cantel Medical Corp.	1,980	53,282
CONMED Corp. (a)(b)	13,754	391,714
CryoLife, Inc. (b)	8,372	46,883
Greatbatch, Inc. (a)(b)	4,940	132,491
ICU Medical, Inc. (a)(b)	2,960	129,352
Invacare Corp. (a)	15,657	519,656
Meridian Bioscience, Inc.	8,440	203,488
Merit Medical Systems, Inc. (b)	8,164	146,707
Natus Medical, Inc. (b)	6,022	91,233
Palomar Medical Technologies, Inc. (a)(b)	6,550	73,884
SurModics, Inc. (b)	3,860	42,846
Symmetry Medical, Inc. (b)	17,594	157,818
West Pharmaceutical Services, Inc.	9,440	413,094

		2,538,867

HEALTH CARE PROVIDERS & SERVICES — 4.0%
Amedisys, Inc. (a)(b)	14,354	382,247
AMERIGROUP Corp. (b)	9,422	663,968
AMN Healthcare Services, Inc. (a)(b)	19,018	158,230
AmSurg Corp. (b)	15,454	403,813
Centene Corp. (b)	24,530	871,551
Cross Country Healthcare, Inc. (a)(b)	14,818	112,617
Gentiva Health Services, Inc. (b)	14,844	309,200
Hanger Orthopedic Group, Inc. (a)(b)	16,373	400,647
Healthways, Inc. (a)(b)	16,602	252,018
LCA-Vision, Inc. (b)	5,932	28,355
LHC Group, Inc. (a)(b)	2,604	60,048
Magellan Health Services, Inc. (b)	5,321	291,272
Medcath Corp. (a)(b)	9,957	135,316
Molina Healthcare, Inc. (b)	12,557	340,546
PharMerica Corp. (b)	14,562	185,811
PSS World Medical, Inc. (a)(b)	12,378	346,708

		4,942,347

HEALTH CARE TECHNOLOGY — 0.1%
Omnicell, Inc. (b)	7,980	124,408

HOTELS, RESTAURANTS & LEISURE — 2.0%
Boyd Gaming Corp. (b)	27,500	239,250
Jack in the Box, Inc. (a)(b)	24,424	556,379
Marcus Corp.	10,636	105,084
Monarch Casino & Resort, Inc. (a)(b)	3,596	37,542
Multimedia Games Holding Co., Inc. (b)	13,190	60,014
O’Charleys, Inc. (a)(b)	9,342	68,290
Papa John’s International, Inc. (b)	4,396	146,211
Pinnacle Entertainment, Inc. (a)(b)	16,966	252,793
Red Robin Gourmet Burgers, Inc. (b)	7,528	273,869
Ruby Tuesday, Inc. (b)	31,624	340,907
Ruth’s Hospitality Group, Inc. (a)(b)	15,274	85,687
Shuffle Master, Inc. (b)	11,942	111,717
Sonic Corp. (a)(b)	19,066	202,672

		2,480,415

HOUSEHOLD DURABLES — 1.5%
Blyth, Inc.	2,695	135,693
Ethan Allen Interiors, Inc. (a)	13,998	298,017
Helen of Troy, Ltd. (b)	15,180	524,165
La-Z-Boy, Inc. (b)	25,273	249,445
M/I Homes, Inc. (a)(b)	9,131	111,946
Meritage Homes Corp. (a)(b)	15,960	360,058
Skyline Corp. (a)	2,301	40,268
Standard Pacific Corp. (a)(b)	48,112	161,175

		1,880,767

HOUSEHOLD PRODUCTS — 0.3%
Central Garden & Pet Co. (Class A) (b)	23,659	240,139
WD-40 Co. (a)	3,717	145,112

		385,251

INDUSTRIAL CONGLOMERATES — 0.3%
Standex International Corp. (a)	6,143	188,406
Tredegar Corp. (a)	11,235	206,162

		394,568

INSURANCE — 4.3%
AMERISAFE, Inc. (a)(b)	8,833	199,802
Delphi Financial Group, Inc.	26,978	788,027
Employers Holdings, Inc.	18,826	315,712
Horace Mann Educators Corp.	19,684	307,267
Infinity Property & Casualty Corp.	6,019	328,999
Meadowbrook Insurance Group, Inc.	17,950	177,885
National Financial Partners Corp. (a)(b)	11,912	137,465
Presidential Life Corp. (a)	10,069	105,120
ProAssurance Corp. (b)	15,011	1,050,770

See accompanying notes to financial statements.

61

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

RLI Corp. (a)	8,225	$509,292
Safety Insurance Group, Inc. (a)	7,353	309,120
Selective Insurance Group, Inc.	26,567	432,245
Stewart Information Services Corp.	9,522	95,506
The Navigators Group, Inc. (a)(b)	6,024	283,128
Tower Group, Inc. (a)	8,428	200,755
United Fire & Casualty Co.	10,375	180,214

		5,421,307

INTERNET & CATALOG RETAIL — 0.1%
NutriSystem, Inc.	6,738	94,736

INTERNET SOFTWARE & SERVICES — 0.7%
DealerTrack Holdings, Inc. (b)	7,810	179,240
InfoSpace, Inc. (a)(b)	18,015	164,297
LogMeIn, Inc. (b)	3,676	141,783
United Online, Inc.	42,956	259,025
XO Group, Inc. (b)	8,312	82,704

		827,049

IT SERVICES — 1.4%
CACI International, Inc. (Class A) (b)	14,753	930,619
CIBER, Inc. (b)	34,386	190,842
Heartland Payment Systems, Inc.	18,958	390,535
Integral Systems, Inc. (a)(b)	4,668	56,810
NCI, Inc. (Class A) (a)(b)	1,528	34,716
TeleTech Holdings, Inc. (b)	4,670	98,444

		1,701,966

LEISURE EQUIPMENT & PRODUCTS — 0.7%
Arctic Cat, Inc. (b)	6,016	80,795
Brunswick Corp. (a)	21,718	443,047
Callaway Golf Co.	31,379	195,178
JAKKS Pacific, Inc. (a)(b)	8,127	149,618

		868,638

LIFE SCIENCES TOOLS & SERVICES — 0.4%
Affymetrix, Inc. (a)(b)	34,864	276,472
Cambrex Corp. (b)	14,554	67,240
eResearch Technology, Inc. (a)(b)	11,322	72,121
Kendle International, Inc. (a)(b)	7,368	111,109

		526,942

MACHINERY — 5.7%
Actuant Corp. (Class A) (a)	33,676	903,527
Albany International Corp. (Class A) (a)	13,552	357,637
Astec Industries, Inc. (a)(b)	9,788	361,960
Badger Meter, Inc. (a)	3,322	122,881
Barnes Group, Inc. (a)	21,966	544,976
Briggs & Stratton Corp. (a)	24,523	487,027
Cascade Corp. (a)	2,883	137,144
CIRCOR International, Inc.	4,394	188,195
CLARCOR, Inc.	12,738	602,253
ESCO Technologies, Inc.	7,270	267,536
Federal Signal Corp. (a)	30,382	199,306
John Bean Technologies Corp.	6,096	117,775
Kaydon Corp.	10,469	390,703
Lydall, Inc. (a)(b)	8,444	100,990
Mueller Industries, Inc.	18,560	703,610
Robbins & Myers, Inc.	13,415	708,983
The Toro Co.	6,510	393,855
Watts Water Technologies, Inc. (a)	14,298	506,292

		7,094,650

MEDIA — 0.9%
Harte-Hanks, Inc.	19,100	155,092
Live Nation Entertainment, Inc. (a)(b)	76,880	881,813
The E.W. Scripps Co. (Class A) (a)(b)	9,289	89,825

		1,126,730

METALS & MINING — 1.5%
A.M. Castle & Co. (a)(b)	8,364	138,926
AMCOL International Corp. (a)	6,414	244,758
Century Aluminum Co. (b)	17,348	271,496
Haynes International, Inc. (a)	4,200	260,106
Kaiser Aluminum Corp. (a)	7,273	397,251
Materion Corp. (b)	3,504	129,543
Olympic Steel, Inc. (a)	4,444	122,344
RTI International Metals, Inc. (b)	9,422	361,522

		1,925,946

MULTI-UTILITIES — 1.4%
Avista Corp.	28,057	720,784
CH Energy Group, Inc. (a)	7,702	410,209
NorthWestern Corp.	17,674	585,186

		1,716,179

MULTILINE RETAIL — 0.3%
Fred’s, Inc. (Class A) (a)	19,430	280,375
Tuesday Morning Corp. (a)(b)	18,058	83,970

		364,345

OIL, GAS & CONSUMABLE FUELS — 2.2%
GeoResources, Inc. (a)(b)	1,876	42,191
Penn Virginia Corp. (a)	22,256	294,002
Petroleum Development Corp. (a)(b)	7,536	225,402
Petroquest Energy, Inc. (a)(b)	15,630	109,722
Stone Energy Corp. (b)	10,276	312,288
Swift Energy Co. (b)	13,398	499,343
World Fuel Services Corp. (a)	34,716	1,247,346

		2,730,294

PAPER & FOREST PRODUCTS — 0.7%
Clearwater Paper Corp. (b)	5,660	386,465
Deltic Timber Corp. (a)	2,958	158,815
Neenah Paper, Inc.	7,297	155,280
Wausau Paper Corp.	24,500	165,130

		865,690

PERSONAL PRODUCTS — 0.1%
Prestige Brands Holdings, Inc. (a)(b)	14,546	186,771

PHARMACEUTICALS — 0.1%
The Medicines Co. (b)	10,404	171,770

PROFESSIONAL SERVICES — 1.3%
CDI Corp. (a)	6,437	85,548
Heidrick & Struggles International, Inc. (a)	8,641	195,632
Insperity, Inc.	5,472	162,026
Kelly Services, Inc. (Class A) (b)	14,043	231,709
Navigant Consulting, Inc. (a)(b)	25,220	264,558
On Assignment, Inc. (b)	18,058	177,510

See accompanying notes to financial statements.

62

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

School Specialty, Inc. (a)(b)	7,916	$113,911
SFN Group, Inc. (a)(b)	25,148	228,595
TrueBlue, Inc. (a)(b)	12,372	179,147

		1,638,636

REAL ESTATE INVESTMENT TRUSTS — 8.0%
Acadia Realty Trust	8,127	165,222
BioMed Realty Trust, Inc. (a)	34,148	657,007
Cedar Shopping Centers, Inc.	24,132	124,280
Colonial Properties Trust	24,363	497,005
DiamondRock Hospitality Co.	44,766	480,339
EastGroup Properties, Inc. (a)	5,692	241,967
Entertainment Properties Trust (a)	11,567	540,179
Extra Space Storage, Inc.	22,078	470,924
Franklin Street Properties Corp. (a)	34,919	450,804
Getty Realty Corp. (a)	4,312	108,792
Healthcare Realty Trust, Inc.	22,597	466,176
Home Properties, Inc.	7,982	485,944
Inland Real Estate Corp. (a)	24,994	220,697
Kilroy Realty Corp. (a)	16,371	646,491
Kite Realty Group Trust	30,893	153,847
LaSalle Hotel Properties	26,114	687,843
Lexington Realty Trust (a)	40,747	372,020
LTC Properties, Inc.	7,308	203,309
Medical Properties Trust, Inc. (a)	21,008	241,592
Mid-America Apartment Communities, Inc.	7,384	498,198
National Retail Properties, Inc.	16,355	400,861
Parkway Properties, Inc. (a)	10,732	183,088
Pennsylvania Real Estate Investment Trust	14,178	222,595
Post Properties, Inc.	13,483	549,567
PS Business Parks, Inc.	4,502	248,060
Saul Centers, Inc.	2,263	89,094
Sovran Self Storage, Inc.	8,239	337,799
Universal Health Realty Income Trust	3,396	135,772
Urstadt Biddle Properties, Inc. (Class A) (a)	5,625	101,869

		9,981,341

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Forestar Group, Inc. (a)(b)	6,764	111,133

ROAD & RAIL — 0.9%
Arkansas Best Corp. (a)	12,376	293,682
Heartland Express, Inc. (a)	14,386	238,232
Knight Transportation, Inc. (a)	15,434	262,224
Old Dominion Freight Line, Inc. (b)	10,076	375,835

		1,169,973

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.0%
Advanced Energy Industries, Inc. (b)	12,118	179,225
ATMI, Inc. (b)	9,872	201,685
Brooks Automation, Inc. (b)	32,055	348,117
Cabot Microelectronics Corp. (a)(b)	3,772	175,285
Cohu, Inc.	8,091	106,073
Cymer, Inc. (b)	8,878	439,550
DSP Group, Inc. (a)(b)	11,548	100,468
Exar Corp. (b)	9,156	57,957
FEI Co. (a)(b)	11,052	422,076
Microsemi Corp. (b)	21,358	437,839
MKS Instruments, Inc.	16,263	429,668
Pericom Semiconductor Corp. (b)	5,216	46,631
Rudolph Technologies, Inc. (b)	9,164	98,146
Sigma Designs, Inc. (b)	4,676	35,725
Standard Microsystems Corp. (b)	6,460	174,355
Supertex, Inc. (a)(b)	4,044	90,586
Tessera Technologies, Inc. (b)	10,232	175,377
Ultratech, Inc. (b)	6,272	190,543

		3,709,306

SOFTWARE — 0.6%
EPIQ Systems, Inc. (a)	15,250	216,855
Monotype Imaging Holdings, Inc. (a)(b)	3,594	50,783
Take-Two Interactive Software, Inc. (b)	23,076	352,601
THQ, Inc. (a)(b)	33,804	122,371

		742,610

SPECIALTY RETAIL — 3.8%
Big 5 Sporting Goods Corp. (a)	5,080	39,929
Brown Shoe Co., Inc. (a)	21,407	227,985
Christopher & Banks Corp.	17,370	99,877
Coldwater Creek, Inc. (a)(b)	29,648	41,507
Genesco, Inc. (a)(b)	5,006	260,813
Group 1 Automotive, Inc. (a)	11,796	485,759
Haverty Furniture Cos., Inc. (a)	9,156	105,386
Hot Topic, Inc. (a)	21,670	161,225
Lithia Motors, Inc. (Class A)	10,680	209,648
MarineMax, Inc. (a)(b)	10,941	95,843
Midas, Inc. (b)	7,008	44,291
OfficeMax, Inc. (b)	42,392	332,777
Pep Boys-Manny, Moe & Jack (a)	25,585	279,644
Rue21, Inc. (a)(b)	3,786	123,045
Select Comfort Corp. (a)(b)	6,712	120,682
Sonic Automotive, Inc. (Class A) (a)	17,208	252,097
Stage Stores, Inc. (a)	17,778	298,670
Stein Mart, Inc. (a)	13,281	128,029
The Cato Corp. (Class A) (a)	5,506	158,573
The Children’s Place Retail Stores, Inc. (a)(b)	6,794	302,265
The Finish Line, Inc. (Class A)	8,413	180,038
The Men’s Wearhouse, Inc. (a)	11,441	385,562
Vitamin Shoppe, Inc. (a)(b)	7,986	365,439
Zale Corp. (a)(b)	11,410	63,896

		4,762,980

TEXTILES, APPAREL & LUXURY GOODS — 1.3%
K-Swiss, Inc. (Class A) (a)(b)	13,380	142,229
Liz Claiborne, Inc. (a)(b)	30,321	162,217
Movado Group, Inc. (a)	8,386	143,485
Oxford Industries, Inc. (a)	3,191	107,728
Perry Ellis International, Inc. (b)	2,663	67,241
Quiksilver, Inc. (a)(b)	64,240	301,928
Skechers U.S.A., Inc. (b)	17,180	248,766
Wolverine World Wide, Inc.	10,352	432,196

		1,605,790

THRIFTS & MORTGAGE FINANCE — 0.7%
Bank Mutual Corp. (a)	22,585	82,887

See accompanying notes to financial statements.

63

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011

Security Description	Shares	Value

Brookline Bancorp, Inc.	28,737	$266,392
Dime Community Bancshares	7,618	110,766
Provident Financial Services, Inc. (a)	16,854	241,349
TrustCo Bank Corp. NY	44,325	217,192

		918,586

TOBACCO — 0.1%
Alliance One International, Inc. (a)(b)	42,385	136,904

TRADING COMPANIES & DISTRIBUTORS — 0.9%
Applied Industrial Technologies, Inc.	18,559	660,886
Kaman Corp. (Class A) (a)	12,951	459,372
Lawson Products, Inc. (a)	1,983	39,006

		1,159,264

WATER UTILITIES — 0.1%
American States Water Co. (a)	4,265	147,825

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
NTELOS Holdings Corp.	6,581	134,384
USA Mobility, Inc.	6,380	97,359

		231,743

TOTAL COMMON STOCKS —
(Cost $123,510,919)		124,521,314

SHORT TERM INVESTMENTS — 23.0%
MONEY MARKET FUNDS — 23.0%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	28,516,005	28,516,005
State Street Institutional Liquid Reserves Fund 0.15% (d)(e)	225,206	225,206

TOTAL SHORT TERM INVESTMENTS —
(Cost $28,741,211)		28,741,211

TOTAL INVESTMENTS — 122.8% (f)
(Cost $152,252,130)		153,262,525
OTHER ASSETS & LIABILITIES — (22.8)%		(28,413,383)

NET ASSETS — 100.0%		$124,849,142

(a)	Security, or portion thereof, was on loan at June 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

64

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James Ross, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SPDR® Series Trust

By:	/s/ James Ross James Ross
President and Principal Executive Officer

Date:	September 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Ross James Ross
President and Principal Executive Officer

Date:	September 7, 2011

By:	/s/ Chad C. Hallett Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	September 7, 2011